As filed with the Securities and Exchange Commission on February 26, 2021
1933 Act Registration No. 033-02659
1940 Act Registration No. 811-04556
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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  Pre-Effective Amendment No.
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  Post-Effective Amendment No. 295
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and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
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  Amendment No. 296
(Check appropriate box or boxes.)
TRANSAMERICA FUNDS
(Exact Name of Registrant as Specified in Charter)
1801 California St., Suite 5200, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 1-888-233-4339
Erin D. Nelson, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202
(Name and Address of Agent for Service)
It is proposed that this filing will become effective: (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2)
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on March 1, 2021 pursuant to paragraph (b)
If appropriate, check the following box:
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this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Transamerica Funds
Prospectus March 1, 2021

Fund | Ticker	Class A	Class C	Class I	Class R6
Transamerica Asset Allocation-Conservative Portfolio[1]	ICLAX	ICLLX	TACIX	–
Transamerica Asset Allocation-Growth Portfolio[2]	IAAAX	IAALX	TAGIX	–
Transamerica Asset Allocation-Moderate Growth Portfolio[3]	IMLAX	IMLLX	TMGIX	–
Transamerica Asset Allocation-Moderate Portfolio[4]	IMOAX	IMOLX	TMMIX	–
Transamerica Bond	IDITX	IFLLX	TFXIX	TAFLX
Transamerica Capital Growth	IALAX	ILLLX	TFOIX	TCPWX
Transamerica Dynamic Income	IGTAX	IGTCX	IGTIX	–
Transamerica Emerging Markets Debt	EMTAX	EMTCX	EMTIX	TAEDX
Transamerica Emerging Markets Opportunities	TEOAX	TEOCX	TEOIX	TEOOX
Transamerica Event Driven	None	–	TENIX	–
Transamerica Floating Rate	TFLAX	TFLCX	TFLIX	–
Transamerica Global Equity	IMNAX	IMNCX	TMUIX	TAGEX
Transamerica Government Money Market	IATXX	IMLXX	TAMXX	–
Transamerica High Yield Bond	IHIYX	INCLX	TDHIX	TAHBX
Transamerica High Yield ESG	TACBX	TAFQX	TAJEX	TAVSX
Transamerica High Yield Muni	THAYX	THCYX	THYIX	–
Transamerica Inflation Opportunities	TIOAX	TIOCX	ITIOX	RTIOX
Transamerica Intermediate Muni	TAMUX	TCMUX	TIMUX	–
Transamerica International Equity	TRWAX	TRWCX	TSWIX	TAINX
Transamerica International Growth	TGRHX	TGRJX	TGRGX	TGRFX
Transamerica International Small Cap Value	–	–	TISVX	–
Transamerica International Stock	TIHAX	–	TIHBX	TIHJX
Transamerica Large Cap Value	TWQAX	TWQCX	TWQIX	TALCX
Transamerica Mid Cap Growth	MCGAX	MGTCX	IMCGX	–
Transamerica Mid Cap Value Opportunities	MCVAX	MCVCX	MVTIX	MVTRX
Transamerica MLP & Energy Income	TMLAX	TMCLX	TMLPX	–
Transamerica Multi-Asset Income	TASHX	TCSHX	TSHIX	–
Transamerica Multi-Managed Balanced	IBALX	IBLLX	TBLIX	TAMMX
Transamerica Short-Term Bond	ITAAX	ITACX	TSTIX	TASTX
Transamerica Small Cap Growth	ASGTX	CSGTX	ISCGX	RTSGX
Transamerica Small Cap Value	TSLAX	TSLCX	TSLIX	TSLRX
Transamerica Small/Mid Cap Value	IIVAX	IIVLX	TSVIX	TASMX
Transamerica Sustainable Bond	TARUX	TAILX	TAPKX	TAAPX
Transamerica Sustainable Equity Income	TDFAX	TDFCX	TDFIX	TADFX
Transamerica Unconstrained Bond	TUNAX	TUNBX	TUNIX	–
Transamerica US Growth[5]	TADAX	TADCX	TDEIX	–
Each of the funds listed above is a series of Transamerica Funds. Each fund with “None” listed above indicates that share class does not have a ticker symbol. Each fund with “–” listed above indicates that share class is not currently offered.
1 Class R: ICVRX; 2 Class R: IGWRX; 3 Class R: IMGRX; 4 Class R: IMDRX; 5 Class T: TWMTX.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0321

Transamerica Asset Allocation-Conservative Portfolio
Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and Class C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R
Management fees[1]	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%
Other expenses	0.11%	0.13%	0.14%	0.14%
Acquired fund fees and expenses[2,3]	0.68%	0.68%	0.68%	0.68%
Total annual fund operating expenses	1.14%	1.91%	0.92%	1.42%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.14%	1.91%	0.83%	1.42%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Acquired fund fees and expenses have been restated to reflect estimated fees for the current fiscal year following the change in sub-adviser on August 28, 2020.
4
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class A shares, 1.35% for Class
C shares, 0.35% for Class I shares and 0.95% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 660	$ 892	$ 1,143	$ 1,860
Class C	$ 294	$ 600	$ 1,032	$ 2,233
Class I	$ 85	$ 284	$ 500	$ 1,123
Class R	$ 145	$ 449	$ 776	$ 1,702
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 660	$ 892	$ 1,143	$ 1,860
Class C	$ 194	$ 600	$ 1,032	$ 2,233
Class I	$ 85	$ 284	$ 500	$ 1,123
Class R	$ 145	$ 449	$ 776	$ 1,702
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies:
The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
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Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
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The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjusts the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds. The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism,

technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to August 28, 2020, the fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	11.61%
Worst Quarter:	3/31/2020	-8.92%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	6.92%	5.90%	5.08%
Return after taxes on distributions	5.60%	4.28%	3.50%
Return after taxes on distributions and sale of fund shares	4.53%	4.14%	3.51%
Class C (Return before taxes only)	11.33%	6.29%	4.93%	11/11/2002
Class I (Return before taxes only)	13.51%	7.33%	5.95%	11/30/2009
Class R (Return before taxes only)	12.85%	6.72%	5.33%	06/15/2006
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	11.25%	7.75%	6.78%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	22.18%	15.56%	13.69%
1
Effective August 28, 2020, the Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark (consists of Bloomberg Barclays US Aggregate Bond Index, 65% and MSCI World Index, 35%) became the fund’s secondary benchmark to make more meaningful comparisons of the fund’s performance relative to the investment strategies it employs. Prior to August 28, 2020, the fund’s secondary benchmark was the Wilshire 5000 Total Market IndexSM.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Christopher Lvoff, CFA	Portfolio Manager	since 2020
Neill Nuttall	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at

www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Growth Portfolio
Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and Class C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R
Management fees[1]	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%
Other expenses	0.16%	0.19%	0.14%	0.14%
Acquired fund fees and expenses[2,3]	0.84%	0.84%	0.84%	0.84%
Total annual fund operating expenses	1.35%	2.13%	1.08%	1.58%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.13%	0.99%	1.58%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Acquired fund fees and expenses have been restated to reflect estimated fees for the current fiscal year following the change in sub-adviser on August 28, 2020.
4
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class A shares, 1.35% for Class
C shares, 0.35% for Class I shares and 0.95% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 680	$ 954	$ 1,249	$ 2,085
Class C	$ 316	$ 667	$ 1,144	$ 2,462
Class I	$ 101	$ 335	$ 587	$ 1,309
Class R	$ 161	$ 499	$ 860	$ 1,878
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 680	$ 954	$ 1,249	$ 2,085
Class C	$ 216	$ 667	$ 1,144	$ 2,462
Class I	$ 101	$ 335	$ 587	$ 1,309
Class R	$ 161	$ 499	$ 860	$ 1,878
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 26% of the average value of its portfolio.
Principal Investment Strategies:
The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.

The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to August 28, 2020, the fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.48%
Worst Quarter:	3/31/2020	-24.07%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	12.34%	9.52%	8.52%
Return after taxes on distributions	11.32%	7.16%	6.84%
Return after taxes on distributions and sale of fund shares	8.11%	7.11%	6.59%
Class C (Return before taxes only)	16.89%	9.93%	8.36%	11/11/2002
Class I (Return before taxes only)	19.08%	11.06%	9.47%	11/30/2009
Class R (Return before taxes only)	18.55%	10.47%	8.86%	06/15/2006
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	22.18%	15.56%	13.69%
1
Effective August 28, 2020, the MSCI World Index became the fund’s primary benchmark to make more meaningful comparisons of the fund’s performance relative to the investment strategies it employs. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Christopher Lvoff, CFA	Portfolio Manager	since 2020
Neill Nuttall	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Moderate Growth Portfolio
Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and Class C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R
Management fees[1]	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%
Other expenses	0.13%	0.15%	0.13%	0.15%
Acquired fund fees and expenses[2,3]	0.77%	0.77%	0.77%	0.77%
Total annual fund operating expenses	1.25%	2.02%	1.00%	1.52%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.02%	0.91%	1.52%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Acquired fund fees and expenses have been restated to reflect estimated fees for the current fiscal year following the change in sub-adviser on August 28, 2020.
4
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class A shares, 1.35% for Class
C shares, 0.35% for Class I shares and 0.85% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 670	$ 925	$ 1,199	$ 1,978
Class C	$ 305	$ 634	$ 1,088	$ 2,348
Class I	$ 93	$ 309	$ 544	$ 1,216
Class R	$ 155	$ 480	$ 829	$ 1,813
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 670	$ 925	$ 1,199	$ 1,978
Class C	$ 205	$ 634	$ 1,088	$ 2,348
Class I	$ 93	$ 309	$ 544	$ 1,216
Class R	$ 155	$ 480	$ 829	$ 1,813
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies:
The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjusts the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to August 28, 2020, the fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.73%
Worst Quarter:	3/31/2020	-17.65%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	10.47%	8.10%	7.18%
Return after taxes on distributions	9.40%	5.96%	5.50%
Return after taxes on distributions and sale of fund shares	6.89%	5.94%	5.38%
Class C (Return before taxes only)	15.00%	8.53%	7.02%	11/11/2002
Class I (Return before taxes only)	17.28%	9.62%	8.09%	11/30/2009
Class R (Return before taxes only)	16.55%	9.04%	7.54%	06/15/2006
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%
Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	14.13%	10.77%	9.44%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	22.18%	15.56%	13.69%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
1
Effective August 28, 2020, the MSCI World Index became the fund’s primary benchmark and the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark (consists of Bloomberg Barclays US Aggregate Bond Index, 30% and MSCI World Index, 70%) became the fund’s secondary benchmark, in each case to make more meaningful comparisons of the fund’s performance relative to the investment strategies it employs. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM and the fund’s secondary benchmark was the Bloomberg Barclays US Aggregate Bond Index.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Christopher Lvoff, CFA	Portfolio Manager	since 2020
Neill Nuttall	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Asset Allocation-Moderate Portfolio
Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and Class C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R
Management fees[1]	0.10%	0.10%	0.10%	0.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%
Other expenses	0.11%	0.14%	0.13%	0.10%
Acquired fund fees and expenses[2,3]	0.71%	0.71%	0.71%	0.71%
Total annual fund operating expenses	1.17%	1.95%	0.94%	1.41%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.17%	1.95%	0.85%	1.41%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Acquired fund fees and expenses have been restated to reflect estimated fees for the current fiscal year following the change in sub-adviser on August 28, 2020.
4
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.60% for Class A shares, 1.35% for Class
C shares, 0.35% for Class I shares and 0.85% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 663	$ 901	$ 1,158	$ 1,892
Class C	$ 298	$ 612	$ 1,052	$ 2,275
Class I	$ 87	$ 291	$ 511	$ 1,146
Class R	$ 144	$ 446	$ 771	$ 1,691
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 663	$ 901	$ 1,158	$ 1,892
Class C	$ 198	$ 612	$ 1,052	$ 2,275
Class I	$ 87	$ 291	$ 511	$ 1,146
Class R	$ 144	$ 446	$ 771	$ 1,691
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 24% of the average value of its portfolio.
Principal Investment Strategies:
The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes, and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund  (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the fund's prospectus identifies certain risks of each underlying fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to August 28, 2020, the fund had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.40%
Worst Quarter:	3/31/2020	-12.75%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	8.32%	6.81%	6.01%
Return after taxes on distributions	7.14%	5.03%	4.36%
Return after taxes on distributions and sale of fund shares	5.48%	4.91%	4.33%
Class C (Return before taxes only)	12.72%	7.22%	5.85%	11/11/2002
Class I (Return before taxes only)	15.01%	8.30%	6.90%	11/30/2009
Class R (Return before taxes only)	14.46%	7.78%	6.38%	06/15/2006
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%
Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	12.53%	9.05%	7.92%
Wilshire 5000 Total Market IndexSM (reflects no deduction for fees, expenses or taxes)	22.18%	15.56%	13.69%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
1
Effective August 28, 2020, the MSCI World Index became the fund’s primary benchmark and the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark (consists of Bloomberg Barclays US Aggregate Bond Index, 50% and MSCI World Index, 50%) became the fund’s secondary benchmark, in each case to make more meaningful comparisons of the fund’s performance relative to the investment strategies it employs. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM and the fund’s secondary benchmark was the Bloomberg Barclays US Aggregate Bond Index.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Christopher Lvoff, CFA	Portfolio Manager	since 2020
Neill Nuttall	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class R shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and under the following conditions: Class R shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). There is no minimum investment for eligible retirement plans investing in Class R shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.39%	0.39%	0.39%	0.39%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.29%	0.14%	0.17%	0.06%
Total annual fund operating expenses	0.93%	1.53%	0.56%	0.45%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.06%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.93%	1.53%	0.50%	0.45%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.97% for Class A shares, 1.65% for Class C shares, 0.50% for Class I shares and 0.52% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 565	$ 757	$ 965	$ 1,564
Class C	$ 256	$ 483	$ 834	$ 1,824
Class I	$ 51	$ 173	$ 307	$ 696
Class R6	$ 46	$ 144	$ 252	$ 567
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 565	$ 757	$ 965	$ 1,564
Class C	$ 156	$ 483	$ 834	$ 1,824
Class I	$ 51	$ 173	$ 307	$ 696
Class R6	$ 46	$ 144	$ 252	$ 567
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the
U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.

In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds.
Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.97%
Worst Quarter:	3/31/2020	-4.26%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					06/29/1987
Return before taxes	1.50%	4.03%	4.22%
Return after taxes on distributions	0.32%	2.56%	2.65%
Return after taxes on distributions and sale of fund shares	0.89%	2.42%	2.55%
Class C (Return before taxes only)	4.87%	4.36%	4.03%		11/11/2002
Class I (Return before taxes only)	7.02%	5.44%	5.08%		11/30/2009
Class R6 (Return before taxes only)	7.08%	5.53%	N/A	4.50%	05/29/2015
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	3.90%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Capital Growth
Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.67%	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.15%	0.15%	0.16%	0.05%
Total annual fund operating expenses	1.07%	1.82%	0.83%	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 653	$ 872	$ 1,108	$ 1,784
Class C	$ 285	$ 572	$ 985	$ 2,137
Class I	$ 85	$ 265	$ 460	$ 1,025
Class R6	$ 74	$ 230	$ 401	$ 894

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 653	$ 872	$ 1,108	$ 1,784
Class C	$ 185	$ 572	$ 985	$ 2,137
Class I	$ 85	$ 265	$ 460	$ 1,025
Class R6	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2020, was between $564.5 million and $2,270 billion. The fund typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser actively integrates sustainability into its investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Focus, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	57.81%
Worst Quarter:	12/31/2018	-16.29%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					11/13/2009
Return before taxes	99.94%	29.32%	21.19%
Return after taxes on distributions	97.65%	25.82%	19.21%
Return after taxes on distributions and sale of fund shares	60.98%	22.70%	17.33%
Class C (Return before taxes only)	108.97%	29.82%	21.04%		11/13/2009
Class I (Return before taxes only)	112.10%	31.13%	22.29%		11/30/2009
Class R6 (Return before taxes only)	112.32%	N/A	N/A	99.57%	10/18/2019
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%	40.53%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Dynamic Income
Investment Objective: Seeks high current income as the primary objectivewith capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.27%	0.27%	0.23%
Acquired fund fees and expenses[1]	0.42%	0.42%	0.42%
Total annual fund operating expenses	1.44%	2.19%	1.15%
Fee waiver and/or expense reimbursement[2]	0.10%	0.10%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.34%	2.09%	1.09%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.92% for Class A shares, 1.67% for Class C shares, and 0.67% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 605	$ 900	$ 1,215	$ 2,109
Class C	$ 312	$ 676	$ 1,165	$ 2,516
Class I	$ 111	$ 359	$ 627	$ 1,392
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 605	$ 900	$ 1,215	$ 2,109
Class C	$ 212	$ 676	$ 1,165	$ 2,516
Class I	$ 111	$ 359	$ 627	$ 1,392
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 38% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds. The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a targeted risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into a proprietary quantitative model and includes constraints and metrics that limit asset class exposures to ensure a level of portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.

The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing, among other things, the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to identified risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs in a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S. government, corporate, high yield and structured bonds, including emerging market debt) will generally vary between approximately 65% and 70% of its net assets. The sum of the fund’s allocation to high yield (commonly known as “junk bonds”) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser normally dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on its analysis of risk and income characteristics, the sub-adviser will generally increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% of the fund’s net assets to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investment in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund(either directly or through its investment in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to different or additional risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Tactical and Strategic Asset Allocation – The  fund’s tactical asset allocation strategy involves making short-term adjustments to the fund’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The fund’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2015, the fund was named Transamerica Tactical Income, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	10.33%
Worst Quarter:	3/31/2020	-20.95%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2011
Return before taxes	-10.04%	2.64%	2.48%
Return after taxes on distributions	-11.09%	1.27%	0.75%
Return after taxes on distributions and sale of fund shares	-5.88%	1.48%	1.20%
Class C (Return before taxes only)	-7.23%	2.84%	2.25%	10/31/2011
Class I (Return before taxes only)	-5.32%	3.88%	3.27%	10/31/2011
iBoxx $ Liquid High Yield Index (reflects no deduction for fees, expenses or taxes)	4.66%	7.71%	5.98%
Transamerica Dynamic Income Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	10.04%	9.12%	7.95%
1 The Transamerica Dynamic Income Blended Benchmark consists of the following: iBoxx $ Liquid High Yield Index, 40%, Bloomberg Barclays US Aggregate Bond Index, 30% and S&P 500®, 30%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager:Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets Debt
Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.63%	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.35%	0.26%	0.19%	0.09%
Total annual fund operating expenses	1.23%	1.89%	0.82%	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 594	$ 847	$ 1,119	$ 1,893
Class C	$ 292	$ 594	$ 1,021	$ 2,212
Class I	$ 84	$ 262	$ 455	$ 1,014
Class R6	$ 74	$ 230	$ 401	$ 894

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 594	$ 847	$ 1,119	$ 1,893
Class C	$ 192	$ 594	$ 1,021	$ 2,212
Class I	$ 84	$ 262	$ 455	$ 1,014
Class R6	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 236% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies.

The sub-adviser may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.

Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds.
Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.87%
Worst Quarter:	3/31/2020	-16.20%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2011
Return before taxes	1.63%	6.21%	4.92%
Return after taxes on distributions	1.09%	4.77%	3.20%
Return after taxes on distributions and sale of fund shares	0.93%	4.14%	3.02%
Class C (Return before taxes only)	4.94%	6.50%	4.74%	08/31/2011
Class I (Return before taxes only)	7.11%	7.66%	5.84%	08/31/2011
Class R6 (Return before taxes only)	7.23%	7.76%	5.69%	05/29/2015
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	5.88%	6.84%	5.63%
Transamerica Emerging Markets Debt Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	5.40%	6.97%	4.29%
1
The fund’s secondary benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, consists of J.P. Morgan Emerging Markets BI Global Index, 35%; J.P. Morgan CEMBI Broad Diversified Index, 35%; and J.P. Morgan GBI-EM Diversified Global Index, 30%.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: MetLife Investment Management, LLC Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Emerging Markets Opportunities
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.81%	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	[1]0.12%	[1]0.12%	0.40%	[1]0.13%
Acquired fund fees and expenses[2]	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.20%	1.95%	1.23%	0.96%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.23%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%	1.00%	0.96%
1
Other expenses are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.55% for Class A shares, 2.30% for Class C shares, 0.98% for Class I shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 910	$ 1,173	$ 1,925
Class C	$ 298	$ 612	$ 1,052	$ 2,275
Class I	$ 102	$ 368	$ 654	$ 1,468
Class R6	$ 98	$ 306	$ 531	$ 1,178
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 910	$ 1,173	$ 1,925
Class C	$ 198	$ 612	$ 1,052	$ 2,275
Class I	$ 102	$ 368	$ 654	$ 1,468
Class R6	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning December 19, 2019 and ending October 31, 2020, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China  A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares. Although Class A, Class C and Class R6 shares would have similar returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class R6 shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class A, Class C and Class R6 shares will be included after the share classes have been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	12/31/2020	20.98%
Worst Quarter:	3/31/2020	-26.10%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I			12/19/2019
Return before taxes	16.88%	16.71%
Return after taxes on distributions	16.80%	16.62%
Return after taxes on distributions and sale of fund shares	10.17%	12.80%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.69%	18.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mary L. Pryshlak, CFA	Portfolio Manager	since 2019
Jonathan G. White, CFA	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
The fund does not currently offer Class A, Class C and Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Event Driven
Investment Objective: Seeks positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	I
Management fees	1.20%	1.20%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	[1]0.23%	0.34%
Dividend and interest expenses on securities sold short [2]	0.06%	0.06%
All other expenses	0.17%	0.28%
Total annual fund operating expenses	1.68%	1.54%
Fee waiver and/or expense reimbursement[3]	0.08%	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.60%	1.41%
1
Other expenses are based on estimates for the current fiscal year.
2
When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense. In connection with its short sales, the fund may also incur interest expense and/or other borrowing costs.
3
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class A shares and 1.35% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 704	$ 1,043	$ 1,405	$ 2,421
Class I	$ 144	$ 474	$ 827	$ 1,823
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 704	$ 1,043	$ 1,405	$ 2,421
Class I	$ 144	$ 474	$ 827	$ 1,823
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 170% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in or impacted by a corporate or special situation event. Events may include, but are not limited to, any of the following: mergers and acquisitions; stock repurchases or exchanges; negotiated refinancings; changes in credit ratings, equity multiples or valuations; employee strikes; contract awards; FDA or other regulatory approvals; tender offers; litigation; new product announcements; corporate spinoffs; credit events or other financial distress; technical trading characteristics; anticipated earnings releases; changes in tax or fiscal policy; macroeconomic or political events; and other opportunities that may be obscured by information density, subject-matter complexity or market uncertainty. The sub-adviser may take long or short positions in seeking to capture idiosyncratic alpha, express a directional view, and/or hedge risks. The fund’s portfolio holdings could include, but may not be limited to, convertible securities, debt instruments (whether senior or subordinated), preferred securities, equity securities and/or warrants. The sub-adviser takes a flexible approach to investing and generally allocates capital to one of the following six sub-strategies: 1) M&A shareholder activism; 2) capital structure arbitrage and relative value; 3) event driven volatility; 4) rating upgrades, downgrades and fundamental value; 5) special situations; and 6) short alpha and hedges. The sub-adviser is agnostic as to any single sub-strategy and is committed to what the sub-adviser believes to be to the most optimal implementation of its views. The sub-adviser invests opportunistically based upon the sub-strategy it favors at any given time.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the sub-adviser generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and with what the sub-adviser believes have favorable risk/return profiles.
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as substitutes for direct investments in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on the fund’s share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may need to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to comply with applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities in the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including

U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Arbitrage – The strategy is intended to take advantage of a perceived relationship between the value of two or more securities and may not work as intended.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares. Although Class A shares would have similar returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Index returns are since the inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	12/31/2020	9.95%
Worst Quarter:	3/31/2020	-7.85%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I			11/11/2016
Return before taxes	16.28%	7.65%
Return after taxes on distributions	13.88%	6.73%
Return after taxes on distributions and sale of fund shares	10.40%	5.68%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.08%	1.68%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
The fund currently does not offer Class A shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Floating Rate
Investment Objective: Seeks to achieve a high level of current incomewith capital appreciation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.32%	0.30%	0.31%
Total annual fund operating expenses	1.21%	1.94%	0.95%
Fee waiver and/or expense reimbursement[1]	0.16%	0.14%	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.80%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.05% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 577	$ 826	$ 1,094	$ 1,858
Class C	$ 283	$ 596	$ 1,034	$ 2,253
Class I	$ 82	$ 288	$ 511	$ 1,153
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 577	$ 826	$ 1,094	$ 1,858
Class C	$ 183	$ 596	$ 1,034	$ 2,253
Class I	$ 82	$ 288	$ 511	$ 1,153
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.

The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund will normally primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.50%
Worst Quarter:	3/31/2020	-12.31%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2013
Return before taxes	-3.14%	2.89%	2.53%
Return after taxes on distributions	-4.77%	1.07%	0.81%
Return after taxes on distributions and sale of fund shares	-1.90%	1.40%	1.15%
Class C (Return before taxes only)	-0.16%	3.12%	2.46%	10/31/2013
Class I (Return before taxes only)	1.71%	4.07%	3.40%	10/31/2013
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	2.78%	5.19%	3.98%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Global Equity
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.79%	0.79%	0.79%	0.79%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.41%	0.41%	0.31%	0.20%
Recaptured expense [1]	0.00%	0.00%	0.02%	0.00%
All other expenses	0.41%	0.41%	0.29%	0.20%
Total annual fund operating expenses	1.45%	2.20%	1.10%	0.99%
Fee waiver and/or expense reimbursement[1]	0.10%	0.10%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%	2.10%	1.10%	0.99%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.05% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 680	$ 974	$ 1,290	$ 2,182
Class C	$ 313	$ 679	$ 1,171	$ 2,526
Class I	$ 112	$ 350	$ 606	$ 1,340
Class R6	$ 101	$ 315	$ 547	$ 1,213
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 680	$ 974	$ 1,290	$ 2,182
Class C	$ 213	$ 679	$ 1,171	$ 2,526
Class I	$ 112	$ 350	$ 606	$ 1,340
Class R6	$ 101	$ 315	$ 547	$ 1,213
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 71% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co. LLC (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in either U.S. dollars or local currency.

The sub-adviser selects investments for the fund’s portfolio using a “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen.
The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 4, 2014, the fund was named Transamerica Multi-Manager International Portfolio, had a portfolio construction manager and used different investment strategies. The performance set forth prior to that date is attributable to the previous portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	17.04%
Worst Quarter:	3/31/2020	-22.27%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					03/01/2006
Return before taxes	6.45%	8.73%	5.70%
Return after taxes on distributions	5.99%	8.16%	5.31%
Return after taxes on distributions and sale of fund shares	4.13%	6.85%	4.52%
Class C (Return before taxes only)	10.86%	9.14%	5.52%		03/01/2006
Class I (Return before taxes only)	12.98%	10.26%	6.62%		11/30/2009
Class R6 (Return before taxes only)	13.09%	10.35%	N/A	8.14%	05/29/2015
MSCI All Country World Index Net (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	9.30%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	8.09%	8.19%	5.70%	5.23%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co. LLC Portfolio Managers:
David P. Harris, CFA	Portfolio Manager	since 2014
Michael Seo, CFA	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Government Money Market
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.23%	0.23%	0.23%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.19%	0.25%	0.29%
Recaptured expense	0.00% 1, [2]	0.04%	0.00%
All other expenses	0.19%	0.21%	0.29%
Total annual fund operating expenses	0.67%	1.48%	0.52%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.67%	1.48%	0.38%
1
Recaptured expense has been restated to reflect expenses expected to be incurred during the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.73% for Class A shares, 1.48% for Class C shares and 0.38% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount contractually waived and/or reimbursed that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition to the contractual expense limitation arrangements, TAM or its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the fund in an effort to prevent the class’s yield from falling below zero. Any such waiver and/or expense reimbursement may be discontinued or modified at any time. Such waivers or reimbursements, if any, are not reflected in the fee table. Any amounts so waived or reimbursed are subject to recapture by TAM in certain circumstances. Please see the “Expense Limitation” section of the SAI for more details.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 68	$ 214	$ 373	$ 835
Class C	$ 251	$ 468	$ 808	$ 1,768
Class I	$ 39	$ 153	$ 277	$ 639
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 68	$ 214	$ 373	$ 835
Class C	$ 151	$ 468	$ 808	$ 1,768
Class I	$ 39	$ 153	$ 277	$ 639
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•
High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•
repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•
cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Principal Risks:   You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund.
Market – General market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, public health emergencies such as a pandemic, adverse investor sentiment or other adverse market events and conditions could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund's yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
The fund’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund's former investment strategy.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

7-DAY YIELD (as of December 31, 2020)
Class A = 0.18%
	Quarter Ended	Return
Best Quarter:	12/31/2018	0.44%
Worst Quarter:	3/31/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	0.39%	0.53%	0.27%
Return after taxes on distributions	0.23%	0.31%	0.16%
Return after taxes on distributions and sale of fund shares	0.23%	0.31%	0.16%
Class C (Return before taxes only)	0.70%	0.46%	0.23%	11/11/2002
Class I (Return before taxes only)	0.34%	0.68%	0.35%	11/30/2009
The performance information shown for Class A and Class C of Transamerica Government Money Market reflects the impact of certain dividends paid during 2020 to return certain Rule 12b-1 fees that had been accrued on the fund's books but had not been paid to recipients. Investors should not consider the resulting performance information as an indication of what the fund's total returns will be in the future.
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield Bond
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.23%	[2]0.18%	0.15%	0.05%
Total annual fund operating expenses	1.03%	1.73%	0.70%	0.60%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.08%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.03%	1.73%	0.62%	0.60%
1
Management fees have been restated to reflect a reduction in management fees effective January 6, 2020.
2
The recaptured expense component of Other expenses has been restated to reflect expenses expected to be incurred during the current fiscal year.
3
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.09% for Class A shares, 1.85% for Class C shares, 0.79% for Class I shares and 0.67% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2023.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 575	$ 787	$ 1,017	$ 1,675
Class C	$ 276	$ 545	$ 939	$ 2,041
Class I	$ 63	$ 207	$ 373	$ 855
Class R6	$ 61	$ 192	$ 335	$ 750
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 575	$ 787	$ 1,017	$ 1,675
Class C	$ 176	$ 545	$ 939	$ 2,041
Class I	$ 63	$ 207	$ 373	$ 855
Class R6	$ 61	$ 192	$ 335	$ 750
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.

Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
Absent any applicable fee waivers, reimbursements and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.99%
Worst Quarter:	3/31/2020	-15.17%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					06/14/1985
Return before taxes	-1.39%	5.85%	5.40%
Return after taxes on distributions	-3.35%	3.55%	2.99%
Return after taxes on distributions and sale of fund shares	-0.92%	3.45%	3.10%
Class C (Return before taxes only)	1.85%	6.15%	5.18%		11/11/2002
Class I (Return before taxes only)	4.24%	7.26%	6.25%		11/30/2009
Class R6 (Return before taxes only)	4.03%	7.33%	N/A	5.00%	05/29/2015
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.05%	8.57%	6.79%	6.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield ESG
Investment Objective: Seeks a high level of current income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	[1]1.36%	[1]1.36%	1.47%	[1]1.37%
Total annual fund operating expenses	2.16%	2.91%	2.02%	1.92%
Fee waiver and/or expense reimbursement[2]	1.16%	1.16%	1.25%	1.17%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.75%	0.77%	0.75%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class A shares, 1.75% for Class C shares, 0.85% for Class I shares and 0.75% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years
Class A	$ 572	$ 1,012
Class C	$ 278	$ 791
Class I	$ 79	$ 512
Class R6	$ 77	$ 489
If the shares are not redeemed:
	1 year	3 years
Class A	$ 572	$ 1,012
Class C	$ 178	$ 791
Class I	$ 79	$ 512
Class R6	$ 77	$ 489
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.

The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated,

less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity.
Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2020
Benjamin D. Miller, CFA	Portfolio Manager	since 2020
James K. Schaeffer, Jr.	Portfolio Manager	since 2020
Derek Thoms	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.

The fund does not currently offer Class A, Class C and Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica High Yield Muni
Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.28%	0.28%	0.32%
Total annual fund operating expenses	1.07%	1.82%	0.86%
Fee waiver and/or expense reimbursement[1]	0.16%	0.31%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%	1.51%	0.76%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.01% for Class A shares, 1.76% for Class C shares and 0.76% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the classif the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, 0.10% of the 0.25% distribution and services (12b-1) fee for Class A shares and 0.25% of the 1.00% distribution and services (12b-1) fee for Class C shares will be contractually waived through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 415	$ 639	$ 881	$ 1,574
Class C	$ 254	$ 542	$ 956	$ 2,112
Class I	$ 78	$ 264	$ 467	$ 1,052
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 415	$ 639	$ 881	$ 1,574
Class C	$ 154	$ 542	$ 956	$ 2,112
Class I	$ 78	$ 264	$ 467	$ 1,052
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.

The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.
Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services (“S&P”). Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.
The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2014	5.31%
Worst Quarter:	3/31/2020	-6.81%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				07/31/2013
Return before taxes	0.10%	3.68%	6.13%
Return after taxes on distributions	-1.47%	3.17%	5.50%
Return after taxes on distributions and sale of fund shares	0.02%	3.15%	5.11%
Class C (Return before taxes only)	1.83%	3.75%	6.00%	07/31/2013
Class I (Return before taxes only)	3.42%	4.49%	6.76%	07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.89%	6.56%	6.30%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Inflation Opportunities
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.28%	0.23%	0.25%	0.15%
Total annual fund operating expenses	1.02%	1.72%	0.74%	0.64%
Fee waiver and/or expense reimbursement[2]	0.02%	0.01%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.71%	0.65%	0.64%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class A shares, 1.71% for Class C shares, 0.65% for Class I shares and 0.64% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 572	$ 782	$ 1,010	$ 1,662
Class C	$ 274	$ 541	$ 932	$ 2,029
Class I	$ 66	$ 228	$ 403	$ 910
Class R6	$ 65	$ 205	$ 357	$ 798
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 572	$ 782	$ 1,010	$ 1,662
Class C	$ 174	$ 541	$ 932	$ 2,029
Class I	$ 66	$ 228	$ 403	$ 910
Class R6	$ 65	$ 205	$ 357	$ 798
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.

The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents.
The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-advisers considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. These investment strategies may be employed in an effort to either mitigate risk or generate income.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the
U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	5.79%
Worst Quarter:	3/31/2020	-2.54%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2014
Return before taxes	3.56%	3.59%	1.96%
Return after taxes on distributions	3.13%	3.04%	1.45%
Return after taxes on distributions and sale of fund shares	2.10%	2.52%	1.27%
Class C (Return before taxes only)	6.79%	3.80%	1.91%	03/01/2014
Class I (Return before taxes only)	8.94%	4.85%	2.93%	03/01/2014
Class R6 (Return before taxes only)	8.93%	N/A	4.35%	07/25/2016
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	12.67%	5.68%	3.48%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Intermediate Muni
Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees[1]	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.09%	0.11%	0.15%
Total annual fund operating expenses	0.74%	1.51%	0.55%
Fee waiver and/or expense reimbursement[2]	0.10%	0.25%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.64%	1.26%	0.49%
1
Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Class A shares, 1.60% for Class C shares and 0.49% for Class I shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition,
TAM has contractually agreed to waive 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 388	$ 544	$ 714	$ 1,204
Class C	$ 228	$ 453	$ 800	$ 1,780
Class I	$ 50	$ 170	$ 301	$ 684
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 388	$ 544	$ 714	$ 1,204
Class C	$ 128	$ 453	$ 800	$ 1,780
Class I	$ 50	$ 170	$ 301	$ 684
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 20% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	3/31/2014	3.48%
Worst Quarter:	12/31/2016	-4.75%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				10/31/2012
Return before taxes	1.01%	2.87%	4.38%
Return after taxes on distributions	0.06%	2.61%	4.12%
Return after taxes on distributions and sale of fund shares	0.58%	2.48%	3.72%
Class C (Return before taxes only)	2.80%	2.91%	4.17%	10/31/2012
Class I (Return before taxes only)	4.50%	3.64%	4.91%	10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	5.70%	3.69%	3.29%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.

Transamerica International Equity
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.34%	0.25%	0.15%	0.06%
Total annual fund operating expenses	1.30%	1.96%	0.86%	0.77%
Fee waiver and/or expense reimbursement[1]	0.05%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	1.96%	0.86%	0.77%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares and 0.90% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 670	$ 935	$ 1,219	$ 2,027
Class C	$ 299	$ 615	$ 1,057	$ 2,285
Class I	$ 88	$ 274	$ 477	$ 1,061
Class R6	$ 79	$ 246	$ 428	$ 954
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 670	$ 935	$ 1,219	$ 2,027
Class C	$ 199	$ 615	$ 1,057	$ 2,285
Class I	$ 88	$ 274	$ 477	$ 1,061
Class R6	$ 79	$ 246	$ 428	$ 954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that the sub-adviser believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and

European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-110 stocks as a result of this process.
The sub-adviser generally limits the fund’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund was the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares. The inception date shown in the table for Class I shares is that of the predecessor fund.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.71%
Worst Quarter:	3/31/2020	-27.11%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					03/01/2011
Return before taxes	0.46%	4.46%	N/A	4.67%
Return after taxes on distributions	0.44%	3.94%	N/A	4.05%
Return after taxes on distributions and sale of fund shares	0.52%	3.47%	N/A	3.63%
Class C (Return before taxes only)	4.57%	4.91%	N/A	4.56%	03/01/2011
Class I (Return before taxes only)	6.77%	6.04%	6.14%		12/18/1992
Class R6 (Return before taxes only)	6.84%	6.14%	N/A	3.84%	05/29/2015
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%	5.50%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.74%	[1]0.04%	0.56%	0.06%
Total annual fund operating expenses	1.74%	1.79%	1.31%	0.81%
Fee waiver and/or expense reimbursement[2]	0.54%	0.00%	0.41%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.79%	0.90%	0.81%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class I shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse certain per account transfer agency fees on Class I shares through March 1, 2022. The fee table reflects the estimated amount of this reimbursement in the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 1,018	$ 1,394	$ 2,447
Class C	$ 282	$ 563	$ 970	$ 2,105
Class I	$ 92	$ 375	$ 679	$ 1,543
Class R6	$ 83	$ 259	$ 450	$ 1,002
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 1,018	$ 1,394	$ 2,447
Class C	$ 182	$ 563	$ 970	$ 2,105
Class I	$ 92	$ 375	$ 679	$ 1,543
Class R6	$ 83	$ 259	$ 450	$ 1,002
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges.
Absent any applicable fee waivers, reimbursements and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2020	22.72%
Worst Quarter:	3/31/2020	-22.39%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class A			03/01/2018
Return before taxes	14.22%	7.03%
Return after taxes on distributions	14.12%	5.49%
Return after taxes on distributions and sale of fund shares	8.65%	5.15%
Class I (Return before taxes only)	21.17%	9.38%	03/01/2018
Class R6 (Return before taxes only)	21.40%	9.65%	03/01/2018
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	4.96%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: TDAM USA Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
The fund does not currently offer Class C shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Small Cap Value
Investment Objective: Seeks maximum long-term total return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.94%
Distribution and service (12b-1) fees	None
Other expenses	0.17%
Total annual fund operating expenses	1.11%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class I	$ 113	$ 353	$ 612	$ 1,352
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class I	$ 113	$ 353	$ 612	$ 1,352
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the fund’s benchmark, the MSCI EAFE Small Cap Index, at the time of investment (between $200 million and $8 billion). The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-120 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and expected reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the fund’s benchmark, the MSCI EAFE Small Cap Index.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.55%
Worst Quarter:	3/31/2020	-27.61%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I				01/04/2013
Return before taxes	8.92%	8.17%	8.29%
Return after taxes on distributions	8.82%	7.45%	7.49%
Return after taxes on distributions and sale of fund shares	5.62%	6.42%	6.57%
MSCI EAFE Small Cap Index Gross (reflects no deduction for fees, expenses or taxes)	12.75%	9.81%	9.96%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Stedman D. Oakey, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Stock
Investment Objective: Seeks capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	None	None

1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	I	R6
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	None	None
Other expenses	0.30%	0.33%	0.25%
Recaptured expense	0.05%	0.00%	0.02% [1]
All other expenses	0.25%	0.33%	0.23%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.26%	1.04%	0.96%
Fee waiver and/or expense reimbursement[3]	0.00%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.26%	1.01%	0.96%
1
Recaptured expense has been restated to reflect expenses expected to be incurred during the current fiscal year.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.25% for Class A shares, 1.00% for Class I shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which
TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 671	$ 928	$ 1,204	$ 1,989
Class I	$ 103	$ 328	$ 571	$ 1,268
Class R6	$ 98	$ 306	$ 531	$ 1,178
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 671	$ 928	$ 1,204	$ 1,989
Class I	$ 103	$ 328	$ 571	$ 1,268
Class R6	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as non-U.S. by MSCI, based on MSCI's classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.
In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund generally sells securities when they no longer meet the sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.
The fund’s benchmark is the MSCI EAFE Index, which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.

Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.19%
Worst Quarter:	3/31/2020	-23.29%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class A			09/28/2018
Return before taxes	-2.60%	-1.44%
Return after taxes on distributions	-2.74%	-1.51%
Return after taxes on distributions and sale of fund shares	-1.23%	-1.04%
Class I (Return before taxes only)	3.41%	1.33%	09/28/2018
Class R6 (Return before taxes only)	3.41%	1.33%	09/28/2018
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	6.58%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
David R. Vaughn, CFA	Lead Portfolio Manager	since 2018
Priyanshu Mutreja, CFA	Portfolio Manager	since 2018
Alex Turner, CFA	Portfolio Manager	since 2018
Gashi Zengeni, CFA	Assistant Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Large Cap Value
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.59%	0.59%	0.59%	0.59%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.20%	0.21%	0.15%	0.04%
Total annual fund operating expenses	1.04%	1.80%	0.74%	0.63%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.04%	1.80%	0.65%	0.63%
1
Management fees have been restated to reflect a reduction in management fees effective December 1, 2020.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.83% for Class I shares and 0.72% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 650	$ 863	$ 1,092	$ 1,751
Class C	$ 283	$ 566	$ 975	$ 2,116
Class I	$ 66	$ 228	$ 403	$ 910
Class R6	$ 64	$ 202	$ 351	$ 786
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 650	$ 863	$ 1,092	$ 1,751
Class C	$ 183	$ 566	$ 975	$ 2,116
Class I	$ 66	$ 228	$ 403	$ 910
Class R6	$ 64	$ 202	$ 351	$ 786
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 184% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2020, the market capitalization range of the Russell 1000® Index was between approximately $600 million and $2.3 trillion. The fund’s sub-adviser, Rothschild & Co Asset Management US Inc. (the “sub-adviser”), normally focuses primarily on companies with market
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The fund’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. Valuation is assessed by the sub-adviser on both a relative and absolute basis. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers, reimbursements and/or expense limitations, performance would be lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 31, 2012, the fund was named Transamerica Quality Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Prior to December 1, 2020, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	20.17%
Worst Quarter:	3/31/2020	-31.96%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					11/15/2010
Return before taxes	-4.76%	6.41%	8.92%
Return after taxes on distributions	-5.22%	4.18%	6.36%
Return after taxes on distributions and sale of fund shares	-2.62%	4.54%	6.47%
Class C (Return before taxes only)	-0.92%	6.82%	8.78%		11/15/2010
Class I (Return before taxes only)	1.32%	7.96%	9.91%		11/15/2010
Class R6 (Return before taxes only)	1.27%	8.05%	N/A	6.78%	05/29/2015
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%	7.55%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rothschild & Co Asset Management US Inc. Portfolio Managers:
Paul Roukis, CFA	Portfolio Manager	since 2020
Jeff Agne	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Mid Cap Growth
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.24%	0.24%	0.18%
Total annual fund operating expenses	1.19%	1.94%	0.88%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 665	$ 907	$ 1,168	$ 1,914
Class C	$ 297	$ 609	$ 1,047	$ 2,264
Class I	$ 90	$ 281	$ 488	$ 1,084

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 665	$ 907	$ 1,168	$ 1,914
Class C	$ 197	$ 609	$ 1,047	$ 2,264
Class I	$ 90	$ 281	$ 488	$1,084
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 91% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1.  As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to December 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	32.60%
Worst Quarter:	3/31/2020	-21.21%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class A			03/10/2017
Return before taxes	22.89%	13.39%
Return after taxes on distributions	21.31%	10.01%
Return after taxes on distributions and sale of fund shares	14.26%	9.36%
Class C (Return before taxes only)	27.89%	14.23%	03/10/2017
Class I (Return before taxes only)	30.34%	15.39%	03/10/2017
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	35.59%	21.07%

1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Class A, Class C and Class I shares commenced operations on October 31, 2013. Performance information is shown for one year and from the date of the reorganization of certain funds into the fund (March 10, 2017). The applicable predecessor fund, whose accounting and performance history were adopted in the reorganizations, did not offer Class A, Class C and Class I shares.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Timothy N. Manning	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Mid Cap Value Opportunities
Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.36%	0.21%	0.15%	0.05%
Total annual fund operating expenses	1.31%	1.91%	0.85%	0.75%
Fee waiver and/or expense reimbursement[1]	0.11%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.91%	0.85%	0.75%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.90% for Class I shares, and 0.80% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 932	$ 1,219	$ 2,033
Class C	$ 294	$ 600	$ 1,032	$ 2,233
Class I	$ 87	$ 271	$ 471	$ 1,049
Class R6	$ 77	$ 240	$ 417	$ 930
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 666	$ 932	$ 1,219	$ 2,033
Class C	$ 194	$ 600	$ 1,032	$ 2,233
Class I	$ 87	$ 271	$ 471	$ 1,049
Class R6	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 82% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $32 billion as of June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2020	23.09%
Worst Quarter:	3/31/2020	-32.48%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				04/30/2014
Return before taxes	-1.85%	7.15%	7.24%
Return after taxes on distributions	-1.98%	5.66%	5.82%
Return after taxes on distributions and sale of fund shares	-1.00%	5.29%	5.36%
Class C (Return before taxes only)	2.01%	7.60%	7.38%	04/30/2014
Class I (Return before taxes only)	4.18%	8.72%	8.48%	04/30/2014
Class R6 (Return before taxes only)	4.23%	N/A	7.45%	07/25/2016
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	7.84%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since 2019
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica MLP & Energy Income
Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	1.13%	1.13%	1.13%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.31%	0.34%	0.20%
Total annual fund operating expenses	1.69%	2.47%	1.33%
Fee waiver and/or expense reimbursement[1]	0.09%	0.12%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.60%	2.35%	1.33%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 704	$ 1,045	$ 1,409	$ 2,431
Class C	$ 338	$ 758	$ 1,305	$ 2,797
Class I	$ 135	$ 421	$ 729	$ 1,601
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 704	$ 1,045	$ 1,409	$ 2,431
Class C	$ 238	$ 758	$ 1,305	$ 2,797
Class I	$ 135	$ 421	$ 729	$ 1,601
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 20% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers “energy sector” issuers to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy, such as solar, wind, hydroelectric, geothermal and biomass power (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs may also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes. MLP-related entities are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
Equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may use short sales, arbitrage and other strategies in an effort to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used by the sub-adviser to monetize existing positions when its price targets are reached, to generate income and to help hedge the fund. In addition, when the sub-adviser elects to take both long and short positions, it seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•
Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•
Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•
Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•
Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
•
Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•
Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•
Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•
Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•
Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•
Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
•
Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which the fund invests.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Arbitrage – The strategy is intended to take advantage of a perceived relationship between the value of two or more securities and may not work as intended.
Capital Markets Access – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due or respond to competitive pressures.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. Cash from operations may vary widely from quarter to quarter and may be significantly affected by factors affecting the energy industry in general.

Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•
high volatility;
•
no track record and limited issuer information for consideration;
•
securities may be illiquid; and
•
earnings are less predictable.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.48%
Worst Quarter:	3/31/2020	-39.27%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				04/30/2013
Return before taxes	-16.33%	1.03%	-3.94%
Return after taxes on distributions	-17.64%	0.10%	-4.78%
Return after taxes on distributions and sale of fund shares	-9.63%	0.56%	-3.07%
Class C (Return before taxes only)	-12.95%	1.42%	-3.95%	04/30/2013
Class I (Return before taxes only)	-11.34%	2.45%	-2.97%	04/30/2013
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.12%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-28.69%	-5.95%	-7.51%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Asset Income
Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.57%	0.57%	0.57%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.21%	0.19%	0.21%
Total annual fund operating expenses	1.03%	1.76%	0.78%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.03%	1.76%	0.72%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.12% for Class A shares, 1.87% for Class C shares and 0.72% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 649	$ 860	$ 1,087	$ 1,740
Class C	$ 279	$ 554	$ 954	$ 2,073
Class I	$ 74	$ 243	$ 427	$ 960
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 649	$ 860	$ 1,087	$ 1,740
Class C	$ 179	$ 554	$ 954	$ 2,073
Class I	$ 74	$ 243	$ 427	$ 960
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 61% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations at the time of purchase in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in seeking to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a “bottom-up” fundamental investment approach to security selection. The sub-adviser expects to generally invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, normally targeting allocations of 40%, 20% and 40%, respectively for these security types. Depending on market factors, these allocations may range from approximately 20% to 60% for common stock, 0% to 40% for preferred stock and 20% to 60% for fixed income securities.

The equity securities in which the fund invests typically consist primarily of common stocks. Debt securities in which the fund invests normally include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in fixed-income securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in one or more particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Asset Class Allocation – The fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Investment Companies – To the extent that the fund invests in other investment companies, such as open-end funds, closed-end funds or exchange-traded funds, it is subject to the risks of those investment companies and bears its pro rata share of the other investment companies’ expenses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	15.33%
Worst Quarter:	3/31/2020	-18.15%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				03/01/2014
Return before taxes	5.24%	8.51%	6.87%
Return after taxes on distributions	3.89%	7.14%	5.42%
Return after taxes on distributions and sale of fund shares	3.20%	6.13%	4.78%
Class C (Return before taxes only)	9.40%	8.93%	6.94%	03/01/2014
Class I (Return before taxes only)	11.64%	10.05%	8.03%	03/01/2014
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.08%
Transamerica Multi-Asset Income Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	13.70%	12.43%	10.10%
1 The Transamerica Multi-Asset Income Blended Benchmark consists of the following: ICE BofAML U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at
www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Managed Balanced
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.13%	0.13%	0.16%	0.06%
Total annual fund operating expenses	0.98%	1.73%	0.76%	0.66%
1
Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 644	$ 845	$ 1,062	$ 1,685
Class C	$ 276	$ 545	$ 939	$ 2,041
Class I	$ 78	$ 243	$ 422	$ 942
Class R6	$ 67	$ 211	$ 368	$822
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 644	$ 845	$ 1,062	$ 1,685
Class C	$ 176	$ 545	$ 939	$ 2,041
Class I	$ 78	$ 243	$ 422	$ 942
Class R6	$ 67	$ 211	$ 368	$ 822
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.

As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Asset Class Allocation – The fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser.
Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.69%
Worst Quarter:	3/31/2020	-11.57%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					12/02/1994
Return before taxes	9.21%	9.27%	8.83%
Return after taxes on distributions	7.96%	8.14%	7.43%
Return after taxes on distributions and sale of fund shares	6.29%	7.12%	6.80%
Class C (Return before taxes only)	13.67%	9.67%	8.69%		11/11/2002
Class I (Return before taxes only)	15.81%	10.75%	9.77%		11/30/2009
Class R6 (Return before taxes only)	15.93%	10.88%	N/A	9.26%	05/29/2015
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	13.00%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	3.90%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Sivakumar N. Rajan	Portfolio Manager	since 2017
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Short-Term Bond
Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Certain purchases of Class A shares in amounts of $250,000 or more that are not subject to an initial sales charge may be subject to a 0.75% contingent deferred sales charge if their shares are redeemed within 12 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.37%	0.37%	0.37%	0.37%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.10%	0.13%	0.15%	0.05%
Total annual fund operating expenses	0.72%	1.50%	0.52%	0.42%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 322	$ 474	$ 641	$ 1,122
Class C	$ 253	$ 474	$ 818	$ 1,791
Class I	$ 53	$ 167	$ 291	$ 653
Class R6	$ 43	$ 135	$ 235	$ 530

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 322	$ 474	$ 641	$ 1,122
Class C	$ 153	$ 474	$ 818	$ 1,791
Class I	$ 53	$ 167	$ 291	$ 653
Class R6	$ 43	$ 135	$ 235	$ 530
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 44% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Securities in which the fund may invest include:
•
corporate debt securities of U.S. issuers;
•
debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•
obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•
asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•
bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Index returns are since inception of the oldest share class.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.02%
Worst Quarter:	3/31/2020	-4.90%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					11/01/2007
Return before taxes	0.73%	2.31%	2.37%
Return after taxes on distributions	-0.08%	1.40%	1.33%
Return after taxes on distributions and sale of fund shares	0.42%	1.36%	1.38%
Class C (Return before taxes only)	1.47%	2.04%	1.85%		11/01/2007
Class I (Return before taxes only)	3.51%	3.06%	2.85%		11/30/2009
Class R6 (Return before taxes only)	3.61%	3.16%	N/A	2.71%	05/29/2015
ICE BofAML U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	3.34%	2.23%	1.63%	1.98%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Cap Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.87%	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.30%	0.28%	0.22%	0.13%
Total annual fund operating expenses	1.42%	2.15%	1.09%	1.00%
Fee waiver and/or expense reimbursement[1]	0.02%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	2.15%	1.09%	1.00%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares and 1.00% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 685	$ 973	$ 1,282	$ 2,157
Class C	$ 318	$ 673	$ 1,154	$ 2,483
Class I	$ 111	$ 347	$ 601	$ 1,329
Class R6	$ 102	$ 318	$ 552	$ 1,225
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 685	$ 973	$ 1,282	$ 2,157
Class C	$ 218	$ 673	$ 1,154	$ 2,483
Class I	$ 111	$ 347	$ 601	$ 1,329
Class R6	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 69% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital.
In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	28.16%
Worst Quarter:	3/31/2020	-22.10%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/2012
Return before taxes	24.42%	15.33%	12.97%
Return after taxes on distributions	22.00%	10.14%	9.38%
Return after taxes on distributions and sale of fund shares	16.13%	10.75%	9.53%
Class C (Return before taxes only)	29.85%	15.74%	12.92%	08/31/2012
Class I (Return before taxes only)	32.17%	16.91%	14.03%	08/31/2012
Class R6 (Return before taxes only)	32.29%	N/A	17.07%	07/25/2016
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	15.44%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small Cap Value
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.34%	0.25%	0.22%	0.12%
Total annual fund operating expenses	1.39%	2.05%	1.02%	0.92%
Fee waiver and/or expense reimbursement[1]	0.09%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	1.02%	0.92%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares and 0.95% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 675	$ 957	$ 1,261	$ 2,119
Class C	$ 308	$ 643	$ 1,103	$ 2,379
Class I	$ 104	$ 325	$ 563	$ 1,248
Class R6	$ 94	$ 293	$ 509	$ 1,131
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 675	$ 957	$ 1,261	$ 2,119
Class C	$ 208	$ 643	$ 1,103	$ 2,379
Class I	$ 104	$ 325	$ 563	$ 1,248
Class R6	$ 94	$ 293	$ 509	$ 1,131
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000® Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector.  This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
•
Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
•
Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
•
Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
•
Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
•
Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the
U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to October 31, 2018 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2020	35.47%
Worst Quarter:	3/31/2020	-38.29%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class A			04/21/2017
Return before taxes	-0.19%	1.72%
Return after taxes on distributions	-0.19%	0.56%
Return after taxes on distributions and sale of fund shares	-0.11%	1.20%
Class C (Return before taxes only)	3.83%	2.52%	04/21/2017
Class I (Return before taxes only)	5.91%	3.61%	04/21/2017
Class R6 (Return before taxes only)	5.97%	3.66%	04/21/2017
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.63%	5.28%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Class A, Class C and Class I shares commenced operations on April 30, 2012. Class R6 shares commenced operations on July 25, 2016. Performance information is shown for one year and from the date of the reorganization of certain funds into the fund (April 21, 2017). The applicable predecessor fund, whose accounting and performance history were adopted in the reorganizations, did not offer Class A, Class C, Class I and Class R6 shares.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Peregrine Capital Management, LLC Portfolio Managers:
Jason R. Ballsrud, CFA	Portfolio Manager	since 2018
Tasso H. Coin, Jr., CFA	Portfolio Manager	since 2018
Douglas G. Pugh, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services,
Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value
Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.28%	0.24%	0.17%	0.06%
Total annual fund operating expenses	1.31%	2.02%	0.95%	0.84%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 676	$ 942	$ 1,229	$ 2,042
Class C	$ 305	$ 634	$ 1,088	$ 2,348
Class I	$ 97	$ 303	$ 525	$ 1,166
Class R6	$ 86	$ 268	$ 466	$ 1,037

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 676	$ 942	$ 1,229	$ 2,042
Class C	$ 205	$ 634	$ 1,088	$ 2,348
Class I	$ 97	$ 303	$ 525	$ 1,166
Class R6	$ 86	$ 268	$ 466	$ 1,037
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 65% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap® Index respectively, or within the range of the Russell 2500® Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2020, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $21.1 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $0.6 billion and $59.7 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $31.6 billion.
The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between the fund’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the fund’s assets to Thompson, Siegel & Walmsley LLC and 40% of the fund’s assets to Systematic Financial Management, L.P. The fund emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for prior to that date is attributable to that previous sub-adviser.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2020	25.46%
Worst Quarter:	3/31/2020	-33.36%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					04/02/2001
Return before taxes	-2.44%	8.34%	8.68%
Return after taxes on distributions	-2.56%	6.40%	6.88%
Return after taxes on distributions and sale of fund shares	-1.37%	6.08%	6.58%
Class C (Return before taxes only)	1.55%	8.82%	8.57%		11/11/2002
Class I (Return before taxes only)	3.64%	9.96%	9.70%		11/30/2009
Class R6 (Return before taxes only)	3.79%	10.08%	N/A	7.63%	05/29/2015
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.88%	9.43%	9.33%	6.67%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since 2019
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Sustainable Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees	0.41%	0.41%	0.41%	0.41%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	1.28%	1.28%	1.38%	1.29%
Total annual fund operating expenses	1.94%	2.69%	1.79%	1.70%
Fee waiver and/or expense reimbursement[2]	1.14%	1.14%	1.29%	1.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%	1.55%	0.50%	0.45%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80% for Class A shares, 1.55% for Class C shares, 0.50% for Class I shares and 0.45% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years
Class A	$ 553	$ 950
Class C	$ 258	$ 727
Class I	$ 51	$ 437
Class R6	$ 46	$ 413
If the shares are not redeemed:
	1 year	3 years
Class A	$ 553	$ 950
Class C	$ 158	$ 727
Class I	$ 51	$ 437
Class R6	$ 46	$ 413
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.

The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.

Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2020
Charles Foster, CFA	Portfolio Manager	since 2020
Jose Pluto, CFA	Portfolio Manager	since 2020
Jeremy Thurm, CFA	Portfolio Manager	since 2020
James Rich	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
The fund does not currently offer Class A, Class C and Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	R6
Management fees[1]	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.09%	0.24%	0.16%	0.06%
Recaptured expense [2]	0.00%	0.03%	0.00%	0.00%
All other expenses	0.09%	0.21%	0.16%	0.06%
Total annual fund operating expenses	1.00%	1.90%	0.82%	0.72%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.90%	0.73%	0.72%
1
Management fees have been restated to reflect a reduction in management fees effective December 1, 2020.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares and 0.83% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees on Class I shares through March 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 646	$ 851	$ 1,072	$ 1,707
Class C	$ 293	$ 597	$ 1,026	$ 2,222
Class I	$ 75	$ 253	$ 446	$ 1,005
Class R6	$ 74	$ 230	$ 401	$ 894
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 646	$ 851	$ 1,072	$ 1,707
Class C	$ 193	$ 597	$ 1,026	$ 2,222
Class I	$ 75	$ 253	$ 446	$ 1,005
Class R6	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 45% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.

When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company considered for the fund. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
•
Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
•
“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
•
“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the fund.
The sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.
The fund may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the fund, with the exception of cash, cash equivalents and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Dividend Paying Stock – There can be no assurance that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will not decrease. The fund's emphasis on dividend paying stocks could cause the fund's share price and total return to fluctuate more than, or cause the fund to underperform, similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers, reimbursements and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Prior to December 1, 2020, the fund was named Transamerica Dividend Focused, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	12/31/2020	15.44%
Worst Quarter:	3/31/2020	-29.89%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class A				01/04/2013
Return before taxes	-12.96%	4.53%	6.98%
Return after taxes on distributions	-13.44%	1.79%	4.44%
Return after taxes on distributions and sale of fund shares	-7.45%	3.38%	5.30%
Class C (Return before taxes only)	-9.60%	4.87%	6.85%	01/04/2013
Class I (Return before taxes only)	-7.66%	5.94%	7.93%	01/04/2013
Class R6 (Return before taxes only)	-7.65%	6.01%	4.63%	05/29/2015
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.67%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon Asset Management UK plc Portfolio Managers:
Mark Peden, CFA	Portfolio Manager	since 2020
Robin Black	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and participants in certain health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans). Class R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plans is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000. There is no minimum investment for eligible plans investing in Class R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Unconstrained Bond
Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses[1]	0.05%	0.05%	0.16%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.95%	1.70%	0.81%
Fee waiver and/or expense reimbursement[3]	0.00%	0.49%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.21%	0.81%
1
Other expenses for Class A and Class C shares are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.20% for Class C shares and 0.95% for Class I shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which
TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 567	$ 763	$ 976	$ 1,586
Class C	$ 223	$ 488	$ 877	$ 1,968
Class I	$ 83	$ 259	$ 450	$ 1,002
If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 567	$ 763	$ 976	$ 1,586
Class C	$ 123	$ 488	$ 877	$ 1,968
Class I	$ 83	$ 259	$ 450	$ 1,002
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 126% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund is not constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income sectors including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income sectors and may exclude certain sectors based on relative attractiveness. No fixed income sector is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each sector will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.

To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.76%
Worst Quarter:	3/31/2020	-9.53%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I				12/08/2014
Return before taxes	7.53%	5.15%	4.04%
Return after taxes on distributions	6.05%	3.69%	2.60%
Return after taxes on distributions and sale of fund shares	4.40%	3.30%	2.44%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.08%	1.50%	1.28%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Roberto Coronado	Portfolio Manager	since 2016
Gunter H. Seeger	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
The fund currently does not offer Class C shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica US Growth
Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transamerica Funds. More information about these and other discounts is available from your financial professional, in the “Waivers and Reductions of Sales Charges” section of the fund’s prospectus, in the Appendix – “Waivers and Discounts Available from Intermediaries,” and in the fund’s statement of additional information (SAI) under the heading “Purchase of Shares.”

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	I	T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	8.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	[1]None	[1]1.00%	None	None
1 Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase. A deferred sales charge on Class A and C shares may apply to certain redemptions of shares purchased by exchange from another Transamerica Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	I	T
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.00%
Other expenses	0.17%	0.21%	0.16%	0.09%
Total annual fund operating expenses	1.07%	1.86%	0.81%	0.74%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
	1 year	3 years	5 years	10 years
Class A	$ 653	$ 872	$ 1,108	$ 1,784
Class C	$ 289	$ 585	$ 1,006	$ 2,180
Class I	$ 83	$ 259	$ 450	$ 1,002
Class T	$ 919	$ 1,066	$ 1,227	$ 1,690

If the shares are not redeemed:
	1 year	3 years	5 years	10 years
Class A	$ 653	$ 872	$ 1,108	$ 1,784
Class C	$ 189	$ 585	$ 1,006	$ 2,180
Class I	$ 83	$ 259	$ 450	$ 1,002
Class T	$ 919	$ 1,066	$ 1,227	$ 1,690
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
•
Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes1
•
Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
•
Stocks that meet other growth criteria as determined by the sub-adviser
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to July 1, 2014, the fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to those previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	27.66%
Worst Quarter:	9/30/2011	-17.17%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					11/13/2009
Return before taxes	28.40%	18.65%	14.24%
Return after taxes on distributions	25.67%	16.38%	12.30%
Return after taxes on distributions and sale of fund shares	18.73%	14.55%	11.27%
Class C (Return before taxes only)	33.78%	19.04%	14.01%		11/13/2009
Class I (Return before taxes only)	36.17%	20.34%	15.29%		11/30/2009
Class T (Return before taxes only)	24.70%	18.29%	N/A	15.89%	02/10/2012
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%	17.99%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary. The minimum initial purchase for Class A and C shares is $1,000; the minimum subsequent investment is $50. The minimum initial purchase for payroll deduction and automatic investment plan is $500; the minimum subsequent investment is $50 per monthly fund account investment. The minimum investment for Class I shares is $1,000,000.
Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment. Each fund’s investment objective may be changed by the Board without shareholder approval.
Transamerica Asset Allocation-Conservative Portfolio: The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub- adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Growth Portfolio: The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub- adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, the fund expects to invest primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Moderate Growth Portfolio: The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub- adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation-Moderate Portfolio: The fund is a fund of funds that seeks to achieve its investment objective by investing its assets primarily in a broad mix of underlying Transamerica Funds (“underlying funds”). The fund’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub- adviser”), follows an investment process that involves longer-term portfolio positioning through strategic asset allocation and dynamic asset allocation to pursue shorter-term opportunities based on the sub-adviser’s views of current market conditions.
•
Under normal circumstances, investments in underlying funds are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income securities, which may include bonds, convertible securities, cash, cash equivalents, and other money market instruments. These percentages may vary.
•
The underlying funds may invest in a variety of U.S. and foreign equity and fixed-income (including high-yield) securities and alternative investments. The underlying funds may also invest in real estate investment trusts (“REITs”) and derivatives.
The sub-adviser develops and implements a strategic asset allocation for the fund. The sub-adviser seeks to budget the fund’s long term investment risk exposure across various risk factors to establish a diversified strategic asset allocation. An important component of the sub-adviser’s process is allocating risk across asset classes and strategies to increase diversification and, potentially, reduce volatility.
The sub-adviser may dynamically adjust the fund’s asset allocation as part of its investment process in response to certain changes in the markets, the economic cycle and the macroeconomic environment. This dynamic asset allocation may change the fund’s portfolio positioning based on the sub-adviser’s short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weights across asset classes and the allocation to geographies, sectors and industries, as well as the fund’s duration and sensitivity to inflation.
Allocation of assets among the underlying funds is based on factors such as diversification, general market views and outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.
The fund may invest directly in U.S. government securities and/or short-term commercial paper.
The fund’s investment manager, among other things, oversees and monitors the sub-adviser and is solely responsible for selecting the underlying funds among which the sub-adviser may allocate the fund’s assets. After the underlying funds have been selected, the sub-adviser determines which underlying funds it wishes to utilize to allocate the fund’s assets. The sub-adviser is not required to utilize all of the underlying funds selected by the manager in seeking to fulfill the fund’s target asset allocation.
The sub-adviser may invest up to 10% of the fund’s net assets in index-based underlying exchange-traded funds (“underlying ETFs”) that the sub-adviser selects as part of the sub-adviser’s dynamic asset allocation to gain exposure to asset classes, regions, countries, strategies or sectors that are a part of the sub-adviser’s asset allocation for the fund, but not otherwise accessible through available underlying funds.
The fund may, but is not required to, invest directly in futures contracts as part of the sub-adviser’s dynamic asset allocation. The use of futures would generally be limited to exchange-traded developed market equity index and U.S. Treasury futures. The fund may also have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying funds and underlying ETFs.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds.
Each underlying fund and underlying ETF has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund and adviser or sub-adviser for each underlying ETF decides which securities to purchase and sell for that underlying fund or underlying ETF. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds and underlying ETFs.
The “Underlying Funds” section of the prospectus lists the underlying Transamerica Funds currently available for investment by the fund, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those funds.
The manager may change the underlying Transamerica Funds, and the sub-adviser may change the fund’s asset allocation, at any time without notice to shareholders and without shareholder approval.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2020, was between $564.5 million and $2,270 billion. The fund typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The sub-adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The sub adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The sub-adviser does not treat environmental, social and governance factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The sub-adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The sub-adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The sub adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The sub-adviser does not treat environmental, social and governance factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Dynamic Income: The fund is a fund of funds. The fund’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing primarily in a combination of underlying exchange-traded funds (“ETFs”).
The sub-adviser uses a largely quantitative process to seek an income focused portfolio that has a high yield and corresponds to a targeted risk level. As part of the investment process, the sub-adviser defines a universe of ETFs that generate regular income and then estimates the yield on each ETF. The sub-adviser incorporates various inputs focused on income and risk into a proprietary quantitative model and includes constraints and metrics that limit asset class exposures to ensure a level of portfolio diversification. The sub-adviser may exercise its judgment in managing the fund and may, in its discretion, adjust, change, or even disregard the quantitative model at any time. The desired output of the process is a well-diversified income portfolio.
The sub-adviser’s asset allocation strategy involves making adjustments to the fund’s asset mix, utilizing, among other things, the sub-adviser’s research on various risk and income considerations, in an effort to maximize yields relative to identified risks as market and economic conditions change. The sub-adviser’s selections of individual ETFs in a given asset class may be driven by income, risk, diversification, liquidity, fees, or other investment considerations.
Under normal circumstances, the fund’s equity allocation will generally vary between approximately 30% and 35% of its net assets. The equity allocation normally involves a combination of domestic and non-U.S. ETFs, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The fund’s allocation to non-U.S. equity ETFs will generally not exceed more than 18% of the total net assets of the fund. The fund’s allocation to bond ETFs (which may include domestic and non-U.S.

government, corporate, high yield and structured bonds, including emerging market debt) will generally vary between approximately 65% and 70% of its net assets. The sum of the fund’s allocation to high yield (commonly known as “junk” bonds) and emerging market fixed income asset classes will generally not exceed 60% of the fund’s net assets. The fund’s allocation to non-U.S. fixed income ETFs will generally not exceed 35% of the net assets of the fund.
The sub-adviser normally dynamically rebalances assets on a monthly basis and rotates the fund’s assets semi-annually, or as needed dependent upon market conditions, among various asset classes in an effort to take advantage of changing conditions that the sub-adviser believes favor one asset class over another. Based on its analysis of risk and income characteristics, the sub-adviser will generally increase the allocation to the asset classes that the sub-adviser believes have a higher probability of contributing to a higher yield at a reasonable risk level. The investment process incorporates a limit of 20% of the fund’s net assets to any single ETF and also employs diversification measures in an effort to ensure the fund includes exposure to multiple asset classes.
It is the fund's goal to pay a monthly dividend that is generally consistent in amount based on current market conditions, including current interest rates. The dividend will be calculated based on estimates of expected dividends from the fund’s holdings. Actual dividends received by the fund may vary from the estimates, and subsequent monthly dividends will be adjusted accordingly.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. It is not possible to predict the extent to which the fund will be invested in a particular underlying ETF at any time. The fund may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the fund’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities. As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also uses sustainability and/or ESG factors as a lens for additional fundamental research, with a goal of identifying material sustainability or ESG risks and opportunities, which can contribute to investment decision-making.
The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.

The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also uses sustainability and/or ESG factors as a lens for additional fundamental research, with a goal of identifying material sustainability or ESG risks and opportunities, which can contribute to investment decision-making.
The fund may also invest in the China Interbank Bond Market through China’s Bond Connect program.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Opportunities: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods. The sub-adviser seeks to sub-advise the fund according to traditional methods of “active” management, which involve buying and selling of securities based upon economic, financial and market analysis and investment judgment.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in or impacted by a corporate or special situation event. Events may include, but are not limited to, any of the following: mergers and acquisitions; stock repurchases or exchanges; negotiated refinancings; changes in credit ratings, equity multiples or valuations; employee strikes; contract awards; FDA or other regulatory approvals; tender offers; litigation; new product announcements; corporate spinoffs; credit events or other financial distress; technical trading characteristics; anticipated earnings releases; changes in tax or fiscal policy; macroeconomic or political events; and other opportunities that may be obscured by information density, subject-matter complexity or market uncertainty. The sub-adviser may take long or short positions in seeking to capture idiosyncratic alpha, express a directional view, and/or hedge risks. The fund’s portfolio holdings could include, but may not be limited to, convertible securities, debt instruments (whether senior or subordinated), preferred securities, equity securities and/or warrants. The sub-adviser takes a flexible approach to investing and generally allocates capital to one of the following six sub-strategies: 1) M&A shareholder activism; 2) capital structure arbitrage and relative value; 3) event driven volatility; 4) rating upgrades, downgrades and fundamental value; 5) special situations; and 6) short alpha and hedges. The sub-adviser is agnostic as to any single sub-strategy and is committed to what the sub-adviser believes to be the most optimal implementation of its views. The sub-adviser invests opportunistically based upon the sub-strategy it favors at any given time.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the sub-adviser generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and with what the sub-adviser believes have favorable risk/return profiles.
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as substitutes for direct investments in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on the fund’s share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may need to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to comply with applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities in the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
The sub-adviser may decide to sell securities for different reasons, including when its forecasted corporate or special situation event has occurred or is less likely to occur or the sub-adviser believes the securities price reflects a substantial likelihood of that event occurring. Sales may also occur should the relative prices of securities in the same capital structure or industry converge on the sub-adviser’s forecasted fair value or due to changes in the sub-adviser’s appraisal of the relative value of the instrument.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund will normally primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co. LLC (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
The sub-adviser selects investments for the fund’s portfolio using a “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in either U.S. dollars or the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The sub-adviser does not automatically sell securities that meet certain criteria or have certain characteristics; rather, sell decisions generally follow reviews of a security triggered under certain circumstances, including when a security approaches its target exit price or when the value of the security falls below its value at purchase by a certain amount.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
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High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
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repurchase agreements that are fully collateralized by U.S. government securities or cash; and
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cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
The sub-adviser employs relative value strategies when selling securities that are focused on identifying discrepancies in prices among securities that share similar economic or financial characteristics. This strategy is based on the premise that certain securities are mispriced given that they have consistent valuation factors in common, such as liquidity, interest rate, maturity, or spread. The sub-adviser may employ a variety of qualitative techniques to identify securities they believe to be mispriced relative to fundamental or technical factors.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.

The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield ESG: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.

The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s ESG criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities, the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.
The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.
Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services (“S&P”). Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.

The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The sub-adviser’s process for selling securities within the fund is predicated upon a number of factors, including but not limited to (i) cash flows within the fund, (ii) relative value considerations, (iii) views on interest rates and (iv) changes in credit. Additionally, the sub-adviser may sell certain securities in an effort to maximize the fund’s risk-adjusted returns.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents.
The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-adviser to be of comparable quality.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. These investment strategies may be employed in an effort to either mitigate risk or generate income.
The sub-adviser may sell a security for several reasons, including when its price target is attained or when the sub-adviser sees better opportunities in other securities or identifies a change in fundamentals or investment story.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.

The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The sub-adviser’s process for selling securities within the fund is predicated upon a number of factors, including but not limited to (i) cash flows within the fund, (ii) relative value considerations, (iii) views on interest rates and (iv) changes in credit. Additionally, the sub-adviser may sell certain securities in an effort to maximize the fund’s risk-adjusted returns.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to companies with a minimum of three years of operating history.

The sub-adviser also performs rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. It evaluates publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. It applies a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. The fund’s portfolio is typically composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Growth: The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
When a stock displays characteristic no longer consistent with the sub-adviser's style, it is reviewed by the investment professional with the appropriate sector coverage. The sub-adviser typically bases sell decisions on negative changes to the ranking of the stock, a deterioration of the fundamental or qualitative reasons for the original purchase, or to enhance the fund’s portfolio with a superior investment idea.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the fund’s benchmark, the MSCI EAFE Small Cap Index, at the time of investment (between $200 million and $8 billion). The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australia and Far East (“EAFE”) Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-120 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the fund’s benchmark, the MSCI EAFE Small Cap Index.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Stock: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as non-U.S. by MSCI, based on MSCI's classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.
In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

As a part of its investment process, the sub-adviser considers environmental, social and governance (“ESG”) factors as part of its fundamental analysis with the view ESG related events and characteristics have the potential to impact (positively or negatively) the return profile of companies. The goal is to seek to identify material ESG risks for each company and the potential for financial impacts.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund generally sells securities when they no longer meet the sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.
The fund’s benchmark is the MSCI EAFE Index which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index. As of December 31, 2020, the market capitalization range of the Russell 1000® Index was between approximately $600 million and $2.3 trillion. The fund’s sub-adviser, Rothschild & Co Asset Management US Inc. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The fund’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up fundamental research process to select and weight individual securities. Valuation is assessed by the sub-adviser on both a relative and absolute basis. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

The sub-adviser may sell investments when (i) it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $32 billion as of June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers “energy sector” issuers to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy, such as solar, wind, hydroelectric, geothermal and biomass power (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs may also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes. MLP-related entities are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.

Equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may use short sales, arbitrage and other strategies in an effort to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used by the sub-adviser to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, when the sub-adviser elects to take both long and short positions, it seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
The sub-adviser’s investment process typically includes the identification of entry and exit prices. These prices may be based on the sub-adviser’s fundamental analysis of the value of the investment, its relative value analysis where the entry or exit price should be based on dollar or yield spreads, or both. The sub-adviser also routinely discusses sell prices in order to evaluate the relative attractiveness of existing positions versus proposed investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Asset Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations at the time of purchase in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in seeking to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to generally invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, normally targeting allocations of 40%, 20% and 40%, respectively for these security types. Depending on market factors, these allocations may range from approximately 20% to 60% for common stock, 0% to 40% for preferred stock and 20% to 60% for fixed income securities.
The equity securities in which the fund invests typically consist primarily of common stocks. Debt securities in which the fund invests normally include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in fixed-income securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in one or more particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
The sub-adviser typically sells stocks for several reasons, including when (i) conditions that the sub-adviser believed would increase the stock’s value are no longer present, (ii) the sub-adviser deems another investment opportunity to be more appropriate for the fund, (iii) the sub-adviser’s risk guidelines require the sale of the stock, or (iv) the fund’s position in the stock is no longer consistent with the fund’s investment strategies.
The fund may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations. Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
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Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash in order to gain general equity market exposure.
As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the portfolio.
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Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary

“bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The fixed-income sub-adviser uses this combined “top down” and “bottom up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fixed-income sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The equity sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the equity sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the equity sub-adviser identifies a stock that it believes offers a better investment opportunity.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Securities in which the fund may invest include:
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corporate debt securities of U.S. issuers;
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debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
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obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
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asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
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bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.

The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a “bottom-up”, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The sub-adviser also views environmental, social and governance (“ESG”) factors as another input alongside traditional fundamental financial analysis when making investment decisions. The sub-adviser evaluates a company’s ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. The goal of this process is to identify material ESG risks and opportunities for each company and the potential for financial impacts.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The sub-adviser’s identification and evaluation of fundamental, valuation and technical factors generally lead to most sell decisions in the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000 Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector. This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
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Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.

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Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
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Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
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Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
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Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser researches environmental, social and governance (“ESG”) factors as part of its “bottom-up”, fundamental analysis. As part of this research, the sub-adviser utilizes information from the MSCI ESG database. The MSCI ESG database provides real-time reports that notify the sub-adviser of any changes in MSCI’s objective ESG assessment of portfolio holdings.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
The sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the sub-adviser identifies investment alternatives that it deems more attractive.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500® Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2020, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $21.1 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $0.6 billion and $59.7 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $31.6 billion.
The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between the fund’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the fund’s assets to Thompson, Siegel & Walmsley LLC and 40% of the fund’s assets to Systematic Financial Management, L.P. The fund emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
The small-cap sleeve sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the small-cap sleeve sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the small-cap sleeve sub-adviser identifies investment alternatives that it deems more attractive.
The mid-cap sleeve sub-adviser typically sells stocks for several reasons, including when (i) conditions that the mid-cap sleeve sub-adviser believed would increase the stock’s value are no longer present, (ii) the mid-cap sleeve sub-adviser deems another investment opportunity to be more appropriate for the fund, (iii) the mid-cap sleeve sub-adviser’s risk guidelines require the sale of the stock, or (iv) the fund’s position in the stock is no longer consistent with the fund’s investment strategies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities (including contingent convertible securities), bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:

1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s sustainability criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Equity Income : The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company for the fund. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
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Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
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“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
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“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the fund.
The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.
The fund may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the fund, with the exception of cash, cash equivalents and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
The sub-adviser will normally sell a holding when it considers the investment thesis to have materially changed, including when it no longer meets the sub-adviser’s dividend criteria or sustainability criteria. A downgrade of a company to “laggard” status would prompt the full sale of the fund’s holding in the company as soon as is practicable.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund is not constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed-income sectors including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income sectors and may exclude certain sectors based on relative attractiveness. No fixed income sector is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each sector will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The sub-adviser employs a disciplined sell process which is research-driven, with a focus on long-term historical valuation ranges and averages.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
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Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
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Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
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Stocks that meet other growth criteria as determined by the sub-adviser
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The sub-adviser may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
 More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Some of the risks of investing in the funds, including the principal risks of the funds, are discussed below. Each fund may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs, and may generate greater amounts of short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions regarding whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.
Arbitrage: The strategy is intended to take advantage of a perceived relationship between the value of two or more securities. It may not work as intended and may result in reduced returns or losses for the fund.
Asset Class Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and/or the sub-advisers’ decisions may not produce the desired results. The allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the investment manager’s and/or the sub-advisers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique, strategy or issuer is incorrect. The investment manager and/or the sub-advisers may favor an asset class that performs poorly relative to other asset classes.
Asset Class Variation: Certain funds may invest in underlying funds and/or ETFs. The underlying funds and/or ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund's assets invested in the various underlying funds and ETFs, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: Bank obligations include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type instruments issued by banks. To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as regulatory and political conditions. Banks are highly regulated, and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Capital Markets Access: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by a fund may be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter, is largely dependent on factors affecting the company’s operations, and may be significantly affected by factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
CFTC Regulation: The investment manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The investment manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC” or “China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that applicable exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
A fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future.
Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by a fund’s sub-adviser of China A-shares will accordingly be subject to PRC stamp duty, but a fund will not be subject to PRC stamp duty when it acquires China A-shares.
A fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of China A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of PRC securities through the Programs. Since there is no indication how long the temporary exemption will remain in effect, a fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a fund were liable for value added tax it would also be required to pay the applicable surtaxes.
Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by a fund.
In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. It is not expressly provided in China law whether all accounts managed by TAM and/or its affiliates will be aggregated for purposes of this 5% limitation. If that is the case, it makes it more likely that a fund’s profits may be subject to these limitations.
Commodities and Commodity-Related Securities: If a fund invests in commodities, instruments whose performance is linked to the price of an underlying commodity or commodity index, or the securities of issuers in commodity-related businesses or industries, a fund will be subject to the risks of investing in commodities. These types of risks include changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk of the issuer, and their value may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will also be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.

Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds of funds that invest in underlying Transamerica funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica fund. TAM has designed certain funds of funds where only Transamerica funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. TAM and its affiliates will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints or discounts in sub-advisory fees also gives rise to conflicts of interest for TAM.
TAM manages other funds and products that have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. The results of the investment activities of a fund may differ significantly from the results achieved for other funds or products.
TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and earn fees from these relationships with the funds. TAM and its affiliates face conflicts of interest when the funds select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used.
TAM, its affiliates and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. TAM, its affiliates and/or the funds’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the funds. TAM and its affiliates will benefit from increased amounts of assets under management. TAM or its affiliates also receive revenue sharing payments from certain of the funds’ sub-advisers or their affiliates.
TAM and/or its affiliates have existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
The performance of certain funds impacts the financial exposure of affiliates of TAM under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM and/or its affiliates derive certain ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds.

The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. For example, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which may give rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.
A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities are normally “junior” securities, meaning that the issuers usually must first make payments on non-convertible securities before making payments on convertible securities. If the issuer of a convertible security stops making payments, these securities may become worthless.
Counterparty: A fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses and may be hindered or delayed in an effort to protect the fund’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a fund is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a fund uses leverage or derivatives in connection with the management of the fund.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the fund has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the fund invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A fund may be unable or may choose not to hedge its foreign currency exposure. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Cybersecurity and Operations: A fund, and its service providers and distribution platforms, and your ability to transact with a fund, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of shareholder transactions, impact a fund's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a fund and its shareholders. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Depositary Receipts: Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding those issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or enforceability of a contract). Use of derivatives can increase losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. The ultimate impact of the regulations and the new rule remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a fund for a variety of purposes, including:

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As a hedging technique in an attempt to manage risk in the fund's portfolio;
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As a means of changing investment characteristics of the fund's portfolio;
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As a means of attempting to enhance returns;
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As a means of providing additional exposure to types of investments or market factors;
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As a substitute for buying or selling securities; or
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As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a fund’s hedging transactions will be effective.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A fund may incur costs to protect its investment, and the fund could lose its entire investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dividend Paying Stock: Certain funds utilize a strategy that focuses on investing in stocks that pay dividends. There can be no assurance that the issuers of the stocks held by a fund will pay dividends in the future or that, if dividends are paid, they will not decrease. A fund's emphasis on dividend paying stocks could cause the fund’s share price and total return to fluctuate more than, or cause the fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause an issuer to unexpectedly reduce or eliminate its dividends.
Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Dynamic Risk Management: In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may fail to protect against market declines, may limit the fund’s ability to participate in rising markets and may cause the fund to underperform its benchmark or similar funds that do not employ such a strategy in rising markets. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, and the fund may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. It may be difficult for a fund to pursue claims against an emerging market issuer or other parties in the courts of an emerging market country. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
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Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic has adversely impacted the demand for oil and other energy commodities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production in response to the pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
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Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
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Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
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Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic may limit the ability of energy companies to make acquisitions.
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Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
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Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
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Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
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Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
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Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which a fund invests.
Environmental, Social and Governance (“ESG”) Investing: Applying ESG criteria to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, applicable funds may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by a sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers. ESG criteria can vary over different periods and can evolve over time. Such criteria may also be difficult to apply consistently across regions, countries, industries or sectors.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A fund may lose its entire investment in the equity securities of an issuer.
Event Risk Management: Certain funds utilize an Event Risk Management strategy. The Event Risk Management strategy may involve utilizing options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in a fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce a fund’s return. A fund may not be able to close out a position at the desired time or price. The Event Risk Management strategy may not work as intended.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A fund may lose its entire investment in the fixed-income securities of an issuer.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a fund not receiving proceeds from the sale of a loan for an extended period. As a result, a fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading. Some floating rate loans may be tied to the London Interbank Offered Rate (“LIBOR”), and thus would be subject to LIBOR risk.
Floating rate loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for floating rate loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to floating rate loans with fewer restrictive covenants.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including through weather events and through regulation or business trends driven by climate change. Local events, such as political upheaval, social unrest, wars and terror attacks, financial troubles, pandemics, epidemics and natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging and frontier markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a fund's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a fund’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a fund to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
In addition, U.S. investors are restricted from investing in certain Chinese companies, and the companies subject to these restrictions may change from time to time. For example, in November 2020, the President of the United States of America signed an executive order prohibiting U.S. persons, including a fund, from investing in publicly-traded securities of certain companies determined by the U.S. government to be affiliated with China’s military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, and cause a fund to incur losses.

Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline. An investment in frontier market securities should be considered speculative.
Government Money Market Fund (Transamerica Government Money Market): The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or zero and the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, forward contracts, and other instruments as a hedge. Some hedging strategies could hedge a fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase a fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a fund’s foreign investments. A fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A fund that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than funds that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the fund. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the fund losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds concentrate their investments in specific industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.

Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A fund faces a risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A fund may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the fund does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a fund’s investments. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the fund to “LIBOR” risk.
Investment Companies: To the extent that a fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of those investment companies’ expenses. Those expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
Investments in the China Interbank Bond Market: A fund is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day a fund is open, the fund may not be able to add to or exit a position on such a day, which could adversely affect the fund’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, a fund could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that a fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a fund’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the fund is unable to adequately access the CIBM through other means, the fund’s ability to achieve its investment objective may be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the People’s Bank of China, Hong Kong Monetary Authority (“HKMA”), Hong Kong Exchanges and Clearing Limited, China Foreign Exchange Trade System & National Interbank Funding Centre, Central Moneymarkets Unit (“CMU”), China Central Depository & Clearing Co., Ltd (“CCDC”), Shanghai Clearing House (“SCH”), and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
A fund’s investments through Bond Connect will be held on behalf of the fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). A fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder (i.e. the CMU or HKMA) becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of a fund.
With respect to tax treatment, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund.
IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund. There is no assurance that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.

Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Large Shareholder: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP and Transamerica JPMorgan International Moderate Growth VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have, potentially resulting in the loss of all assets. A fund also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives, or to meet segregation or coverage requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a fund’s assets.
LIBOR: Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United

Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the fund’s performance or NAV.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. Illiquid investments can be difficult to value. If a fund is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a fund to sell. This may prevent a fund from limiting losses. Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A fund is required by law to maintain a liquidity risk management program to assess and manage the fund’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants.
Management: The value of your investment in a fund may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a fund may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a fund’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an investment manager or sub-adviser in connection with managing a fund. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market values of a fund’s securities and other assets will fluctuate, sometimes rapidly or unpredictably, due to changes in general market conditions, overall economic trends or events, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the securities or other assets owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by a fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to a fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in a fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of fund dividends attributable to any such income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a fund's investments.

If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value. An investment in a money market fund is not guaranteed and it is possible for the fund to lose money by investing in money market funds.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that a fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Investment in municipal securities of issuers in U.S. territories may have more risks than in tax-exempt securities issued by other issuers. Municipal securities issued by the Commonwealth of Puerto Rico or its agencies carry substantial risks. Beginning in 2017, the Commonwealth and its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees’ Retirement System, Electric Power Authority, and Public Buildings Authority entered into the equivalent of municipal bankruptcy proceedings, known as “PROMESA Title III” cases. As a result of the PROMESA cases, these entities are unable to issue new municipal securities and will remain unable to do so unless and until the courts have approved their respective “plans of adjustment” that restructure their debts, which is not expected to occur until 2021 or later, and the prevailing conditions at that time are impossible to predict. Also as a result of the PROMESA cases, these entities’ outstanding municipal securities, which trade on the secondary market, are receiving no recoveries and will not have any recoveries unless and until the courts have approved their respective plans of adjustment. Further, in several litigations within the PROMESA cases, many if not all of these entities’ outstanding municipal securities have been attacked as unconstitutionally or otherwise invalidly issued and thus entitled to no recovery whatsoever. In addition, PROMESA is a novel federal law and many of its provisions have been disputed. Even agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time (including the Aqueduct and Sewer Authority, which restructured in 2019 under PROMESA Title VI) may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the foregoing agencies to enter such proceedings. For these and other reasons, the timing (which could be years) and rate of recovery (which could be zero) on municipal securities that have been or will be issued by the Commonwealth of Puerto Rico or any of its agencies are highly unpredictable.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
New Fund: If a fund is newly-formed, investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.
Non-Diversification: As a “non-diversified” fund, a fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent a fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Placed and Other Restricted Securities: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted Securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities also include private placements of securities with agreed upon contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.

Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, a fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.
An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices. For this reason, restricted securities may adversely affect a fund’s overall liquidity if eligible buyers are or become uninterested in buying them at a particular time.
Restricted securities may not be listed on an exchange and may have no active trading market. A fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. A fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities for resale, and other transaction costs which may be higher for restricted securities than unrestricted securities.
Redemption (Transamerica Government Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, a fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact the fund’s use of derivatives before that date. The SEC has also adopted new Rule 12d1-4 under the 1940 Act, which provides an enhanced regulatory framework applicable to fund of fund arrangements. The ultimate impact of the new rules remains unclear. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under U.S. federal tax law, could adversely affect the value of a particular U.S. REIT or the market for U.S. REITs as a whole.

Repurchase Agreements: In a repurchase agreement, a fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
Transamerica Government Money Market does not participate in securities lending.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. A fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, the debt may be restructured, or it may ask for forgiveness of interest or principal on its existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There is no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Strategies and Styles: Investment strategies and styles with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different strategy or style. A fund may employ a combination of strategies and/or styles that impact its risk characteristics.
Structure Conflicts: TAM has established an investment program whereby a substantial portion of the assets of certain funds are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments may be less liquid and therefore more difficult to value accurately than more traditional securities and instruments. Structured instruments may behave in ways not anticipated by a fund, or they may not receive the tax, accounting or regulatory treatment anticipated by a fund.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations: Applying sustainability and/or ESG factors as part of a fund’s security selection process may impact a sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact a fund’s performance.
Sustainability Investing: Applying a sustainability assessment framework to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Tactical and Strategic Asset Allocation: Certain funds may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a fund's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A fund may not achieve its objective and may not perform as well as other funds using other asset management strategies.

Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a fund’s asset allocation. A fund’s tactical asset management discipline may not work as intended. A fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the fund in order to maintain a long-term goal for asset allocation). This strategy may not work as intended. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in a fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, a fund’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the corporate rate (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Taxable Investments (Transamerica Intermediate Muni and Transamerica High Yield Muni) : Although distributions of interest income from each fund’s tax-exempt securities are generally exempt from regular federal income tax, each fund’s distributions from other sources, including capital gain distributions, and any gains on the sale of each fund’s shares are not. In addition, the interest on each fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing a fund to further losses. Whether or not a fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange-Traded Funds: To the extent a fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects a fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that a fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
Underlying Government Money Market Funds ( Transamerica Government Money Market ): The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. A fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. If the warrant or right is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant or right.
Yield (Transamerica Government Money Market): As a money market fund, the fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. The fund's expenses could absorb all or a significant portion of the fund's income, and, if the fund's expenses exceed the fund's income, the fund that seeks to maintain a stable net asset value (typically, $1.00 per share) may be unable to maintain its $1.00 share price. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone and/or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Yield: The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
 Shareholder Information
Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)
employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.
Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.
The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.
Management Fees Paid for the Fiscal Year Ended October 31, 2020
For the fiscal year ended October 31, 2020, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation – Conservative Portfolio	0.12%
Transamerica Asset Allocation – Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Portfolio	0.12%
Transamerica Bond	0.35%
Transamerica Capital Growth	0.67%
Transamerica Dynamic Income	0.41%
Transamerica Emerging Markets Debt	0.63%
Transamerica Emerging Markets Opportunities*	0.81%
Transamerica Event Driven	1.17%
Transamerica Floating Rate	0.50%
Transamerica Global Equity	0.74%
Transamerica Government Money Market	0.05%
Transamerica High Yield Bond	0.55%
Transamerica High Yield ESG*	0.00%
Transamerica High Yield Muni	0.46%
Transamerica Inflation Opportunities	0.56%
Transamerica Intermediate Muni	0.36%
Transamerica International Equity	0.71%
Transamerica International Growth	0.75%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica International Small Cap Value	0.94%
Transamerica International Stock	0.77%
Transamerica Large Cap Value	0.62%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.69%
Transamerica MLP & Energy Income	1.12%
Transamerica Multi-Asset Income	0.53%
Transamerica Multi-Managed Balanced	0.62%
Transamerica Short-Term Bond	0.37%
Transamerica Small Cap Growth	0.87%
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Sustainable Bond*	0.00%
Transamerica Sustainable Equity Income	0.72%
Transamerica Unconstrained Bond	0.63%
Transamerica US Growth	0.65%
* Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020. Each fund’s management fee schedule is shown below.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Recent Management Fee Changes
Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio: Effective August 28, 2020, the management fee is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; and 0.08% in excess of $7 billion in average daily net assets. Prior to August 28, 2020, the management fee was 0.1225% of average daily net assets.
Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.
Transamerica Inflation Opportunities: Effective August 28, 2020, the management fee is 0.49% of the first $250 million; 0.43% over $250 million up to $1 billion; and 0.38% in excess of $1 billion in average daily net assets. Prior to August 28, 2020, the management fee was 0.58% of the first $200 million; 0.57% over $200 million up to $500 million; and 0.54% in excess of $500 million in average daily net assets.
Transamerica Intermediate Muni: Effective May 1, 2020, the management fee is 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; 0.39% over $1 billion up to $2 billion; 0.3875% over $2 billion up to $3 billion; and 0.3825% in excess of $3 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; and 0.39% in excess of $1 billion in average daily net assets.

Transamerica Large Cap Value: Effective December 1, 2020, the management fee is 0.594% of the first $1 billion; 0.58% over $1 billion up to $2 billion; 0.56% over $2 billion up to $3 billion; and 0.54% in excess of $3 billion in average daily net assets. Prior to December 1, 2020, the management fee was 0.65% of the first $750 million; 0.62% over $750 million up to $1 billion; 0.60% over $1 billion up to $2 billion; 0.59% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets.
Transamerica Multi-Managed Balanced: Effective May 1, 2020, the management fee is 0.61% of the first $500 million; 0.59% over $500 million up to $1 billion; 0.56% over $1 billion up to $1.5 billion; 0.55% over $1.5 billion up to $2 billion; 0.52% over $2 billion up to $5 billion; and 0.50% in excess of $5 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.
Transamerica Sustainable Equity Income: Effective December 1, 2020, the management fee is 0.663% of the first $500 million; 0.58% over $500 million up to $1 billion; 0.55% over $1 billion up to $1.5 billion; and 0.53% in excess of $1.5 billion in average daily net assets. Prior to December 1, 2020, the management fee was 0.78% of the first $200 million; 0.68% over $200 million up to $500 million; 0.63% over $500 million up to $1.5 billion; 0.59% over $1.5 billion up to $2.5 billion; and 0.58% in excess of $2.5 billion in average daily net assets.
A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment management agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue 31st Floor New York, NY 10019

Transamerica Sustainable Equity Income	Aegon Asset Management UK plc	3 Lochside Crescent Edinburgh EH12 9SA

Transamerica Bond	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499
Transamerica Floating Rate
Transamerica High Yield Bond
Transamerica High Yield ESG
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Sustainable Bond

Transamerica High Yield Muni Transamerica Intermediate Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573

Transamerica Government Money Market	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455

Transamerica International Stock	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130

Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282

Fund	Sub-Adviser	Sub-Adviser Address

Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	383 Madison Avenue, New York, NY 10179

Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067

Transamerica Emerging Markets Debt	MetLife Investment Management, LLC	One MetLife Way Whippany, NJ 07981

Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Small Cap Value	Peregrine Capital Management, LLC	800 LaSalle Avenue, Suite 1850 Minneapolis, MN 55402

Transamerica Inflation Opportunities Transamerica Unconstrained Bond	PineBridge Investments LLC	Park Avenue Tower 65 East 55th Street New York, NY 10022

Transamerica Dynamic Income	QS Investors, LLC	880 Third Avenue New York, NY 10022

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica Global Equity	Rockefeller & Co. LLC	45 Rockefeller Plaza, Floor 5 New York, NY 10111

Transamerica Large Cap Value	Rothschild & Co Asset Management US Inc.	1251 Avenue of the Americas New York, NY 10020

Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Transamerica International Growth	TDAM USA Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica International Equity	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica International Small Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Small/Mid Cap Value
Transamerica Multi-Asset Income

Transamerica Emerging Markets Opportunities Transamerica Mid Cap Growth Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2020, Advent Capital Management, LLC had approximately $10.9 billion in total assets under management.

Aegon Asset Management UK plc (formerly, Kames Capital plc), a wholly-owned subsidiary of Aegon N.V., has been a registered investment adviser since 2017. As of December 31, 2020, Aegon Asset Management UK plc had approximately $52.9 billion in total assets under management.
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2020, Aegon USA Investment Management, LLC had approximately $112.8 billion in total assets under management.
Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2020, Belle Haven Investments, L.P. had approximately $14 billion in total assets under management.
BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2020, BlackRock, Inc. had approximately $8.68 trillion in total assets under management.
ClariVest Asset Management LLC, a wholly owned and indirect subsidiary of Raymond James Financial, has been a registered investment adviser since 2006. As of December 31, 2020, ClariVest Asset Management LLC had approximately $3.9 billion in total assets under management.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2020, Goldman Sachs Asset Management, L.P. had approximately $1.95 trillion in total assets under supervision.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2020, J.P. Morgan Investment Management Inc. and its affiliates had approximately $2.3 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates had approximately $31 billion in assets under management as of December 31, 2020.
MetLife Investment Management, LLC, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2006. As of December 31, 2020, MetLife Investment Management, LLC had approximately $659.6 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2020, Morgan Stanley Investment Management Inc. had approximately $781.3 billion in total assets under management.
Peregrine Capital Management, LLC has been a registered investment adviser since 1984. As of December 31, 2020, Peregrine had approximately $6.38 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2020, PineBridge Investments LLC, including its affiliates, had approximately $126.06 billion in total assets under management.
QS Investors, LLC, a wholly-owned specialist investment manager of Franklin Resources, Inc., has been a registered investment adviser since 2010. As of December 31, 2020, QS Investors, LLC had assets under management of approximately $18.54 billion.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2020, Ranger Investment Management, L.P. had approximately $1.9 billion in total assets under management.
Rockefeller & Co. LLC is a an indirect wholly-owned subsidiary of Rockefeller Capital Management L.P. and has been a registered investment adviser since 1980. As of December 31, 2020, Rockefeller & Co. LLC had approximately $20.6 billion in net assets under management.
Rothschild & Co Asset Management US Inc. has been registered as an investment adviser since 1970. As of December 31, 2020, Rothschild & Co Asset Management US Inc. had approximately $9.2 billion in total assets under management.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic Financial Management, L.P. through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic Financial Management, L.P.’s Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. As of December 31, 2020, Systematic Financial Management, L.P. had approximately $2.5 billion in total assets under management.
TDAM USA Inc. has been a registered investment adviser since September 1995. As of December 31, 2020, TDAM USA Inc. had approximately $4.9 billion in total assets under management. TDAM USA Inc. is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.

Thompson, Siegel & Walmsley LLC is an indirect subsidiary of BrightSphere Investment Group Inc., a New York Stock Exchange listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2020, Thompson, Siegel & Walmsley LLC had approximately $22.3 billion in total assets under management.
Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2020, Wellington Management Company LLP and its advisory affiliates had approximately $1.29 trillion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Asset Allocation-Conservative Portfolio
Transamerica Asset Allocation-Growth Portfolio
Transamerica Asset Allocation-Moderate Portfolio
Transamerica Asset Allocation-Moderate Growth Portfolio
Name	Sub-Adviser	Positions Over Past Five Years
Christopher Lvoff, CFA	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the funds since 2020; Managing Director, Senior Portfolio Manager, Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2007
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the funds since 2020; Managing Director and Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Transamerica Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Jeremy Mead, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2017; Portfolio
Manager with Aegon USA Investment
Management, LLC from 1994-2010 and again
since 2016; between tenures with Aegon USA
Investment Management, LLC, advised
individuals, families and small business as an
Investment Advisor Representative

Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds from 2009-2016 and Co-Head
of Public Fixed Income from 2017-2020; Head of
U.S. Fixed Income since 2020

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011

Name	Sub-Adviser	Positions Over Past Five Years
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Head of Counterpoint Global
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on Counterpoint Global
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on Counterpoint Global
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on Counterpoint Global
Transamerica Dynamic Income
Name	Sub-Adviser	Positions Over Past Five Years
Lisa Wang, CFA	QS Investors, LLC	Portfolio Manager of the fund since 2019; Portfolio Manager at QS Investors, LLC since 2014
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Head of Multi-Asset Portfolio Management at QS Investors, LLC since 2010
Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	MetLife Investment Management, LLC	Portfolio Manager of the fund since 2011; Employee of MetLife Investment Management, LLC and its predecessor firm since 2007

Name	Sub-Adviser	Positions Over Past Five Years
Scott Moses, CFA	MetLife Investment Management, LLC	Portfolio Manager of the fund since 2011; Employee of MetLife Investment Management, LLC and its predecessor firm since 2007
Transamerica Emerging Markets Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Mary L. Pryshlak, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Senior Managing Director and Head of Investment Research since 2020; joined the firm in 2004
Jonathan G. White, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Managing Director and Director of Research Portfolios since 2013; joined the firm in 1999
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2013; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
David P. Harris, CFA	Rockefeller & Co. LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager at Rockefeller & Co. LLC since 1999;
President, Asset Management; Chief Investment
Officer and Managing Director; Member of the
Executive Committee

Name	Sub-Adviser	Positions Over Past Five Years
Michael Seo, CFA	Rockefeller & Co. LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager at Rockefeller & Co. LLC since 2008;
Director of Equity Research since 2017; Managing
Director; Portfolio Manager and Director of Equity
Research

Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica High Yield ESG
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015

Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager of TS&W International Equity Portfolio
from October 31, 2005 to February 28, 2011;
Portfolio Manager at Thompson, Siegel &
Walmsley LLC since 1996

Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2006; Vice-President & Director & Co-Lead, International Equity
Jeff Tiefenbach, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2005; Managing Director

Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005
Transamerica International Stock
Name	Sub-Adviser	Positions Over Past Five Years
David R. Vaughn, CFA	ClariVest Asset Management LLC	Lead Portfolio Manager of the fund since 2018; founder of ClariVest Asset Management LLC in 2006; primarily responsible for international, global and emerging market strategies
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2018; joined ClariVest Asset Management LLC in 2009
Alex Turner, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2018; joined ClariVest Asset Management LLC in 2008
Gashi Zengeni, CFA	ClariVest Asset Management LLC	Assistant Portfolio Manager of the fund since 2020; joined ClariVest Asset Management LLC in 2015
Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Paul Roukis, CFA	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2005
Jeff Agne	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2015
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Timothy N. Manning	Wellington Management Company LLP	Portfolio Manager of the fund since 2018; Senior Managing Director and Equity Portfolio Manager with Wellington Management Company LLP and Leader of the Mid Cap Growth Team; joined the firm in 2007
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2019; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001

Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
Transamerica Multi-Asset Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds from 2009-2016 and Co-Head
of Public Fixed Income from 2017-2020; Head of
U.S. Fixed Income since 2020

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2013;
Employee of J.P. Morgan Investment Management
Inc. since 2003; Executive Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2011;
Employee of J.P. Morgan Investment Management
Inc. since 1991; Managing Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds from 2009-2016 and Co-Head
of Public Fixed Income from 2017-2020; Head of
U.S. Fixed Income since 2020

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Norbert King	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2017; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2017, Investment Grade
Trader since 2015 and Institutional Markets
Analyst with Transamerica Stable Value Services
since 2011

Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Portfolio Manager at Ranger Investment Management, L.P. since 2017; Sector Manager at Ranger Investment Management, L.P. between 2002 and 2017
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Portfolio Manager at Ranger Investment Management, L.P. since 2017; Sector Manager at Ranger Investment Management, L.P. between 2002 and 2017
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Jason R. Ballsrud, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member
Tasso H. Coin, Jr., CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1995, Owner and Board Member
Douglas G. Pugh, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member

Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2011; Portfolio Manager since 1996; Employed by Systematic Financial Management, L.P. since 1993
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2019; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Sustainable Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Charles Foster, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2003
Jose Pluto, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2019 and Structured
Finance Analyst since 2017; Member of the
Sustainable Investment Committee; Fixed Income
Analyst, Thornburg Investment Management
2013-2016

Jeremy Thurm, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2019 and Credit Research Analyst since 2007; Member of the Sustainable Investment Committee
James Rich	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2013; Member of the Sustainable Investment Committee
Transamerica Sustainable Equity Income
Name	Sub-Adviser	Positions Over Past Five Years
Mark Peden, CFA	Aegon Asset Management UK plc	Portfolio Manager of the fund since 2020; Lead Portfolio Manager of the Aegon Global Equity Income strategy since 2011; joined Aegon Asset Management UK plc in 1992
Robin Black	Aegon Asset Management UK plc
Portfolio Manager of the fund since 2020; Portfolio
Manager of the Aegon Global Equity Income
strategy since 2017; joined Aegon Asset
Management UK plc in 2016; prior to 2016,
Managing Director at Macquarie from 2010-2016

Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2019; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm in 2011
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001

Trustees’ Approval of Sub-Advisory Agreements
A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG, Transamerica Large Cap Value, Transamerica Sustainable Bond and Transamerica Sustainable Equity Income’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment sub-advisory agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
In addition to transfer agency fees, Class I shares may also pay sub-transfer agency fees of up to 0.10% to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The other share classes offered in this prospectus do not pay sub-transfer agency fees directly, but, the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.

How To Contact the Funds
•
Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.
•
Internet: www.transamerica.com
•
Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
The Following Information Applies to Class A, Class C, Class I, Class R, Class R6 and Class T Shares (Class T Shares are Closed to New Investors). Certain funds also offer other share classes in separate prospectuses.
 Opening an Account
Fill out the New Account Application for the desired registration type, which is available on our website at www.transamerica.com, or call Customer Service. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor. If you are an institutional entity or an employee of Transamerica and its affiliates that qualifies for Class I share purchases, Transamerica may not require a broker-dealer on your application at the time the account is established.
Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible plans investing in Class R and R6 shares.
Minimum Investment
Class A, Class C and Class T Shares:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$ 1,000	$ 50
IRA, Roth IRA or Coverdell ESA	$ 1,000	$ 50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$ 1,000	$ 50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$ 1,000	$ 50
Payroll Deduction and Automatic Investment Plans	$ 500	$50*
Class I Shares**:
Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$ 1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$ 1,000,000	N/A

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Employer-sponsored Retirement Plans (omnibus or plan level arrangements)	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$ 1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$ 1,000,000	$ 50
*
Minimum monthly per fund account investment.
**
Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including wrap accounts or fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates. The minimum initial investment on Class I shares is waived for investors investing through the Merrill Lynch fee-based advisory platform.
Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc., and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
By Mail
•
Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•
The dealer is responsible for opening your account and may need to provide Transamerica Funds with your taxpayer identification number.
 Buying Shares
Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.
Please refer to the retirement plan documents for information on how to purchase Class R6 shares of the funds and any fees that may apply.
Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
Transamerica Funds must receive your payment within two business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
By Check
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Make your check payable and send to Transamerica Fund Services, Inc.
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If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one Transamerica fund, your check will be deposited into such fund. If you do not specify the fund(s) in which you wish to invest and own more than one fund, your investment may be rejected.
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Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

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Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, counter checks or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
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If you are opening a new account, send your completed application along with your check.
By Automatic Investment Plan
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With an Automatic Investment Plan (“AIP”), a level dollar amount is invested in fixed intervals and the payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
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You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
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If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within two business days after your order is accepted.
By Internet
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You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
By Payroll Deduction
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You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
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You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028
Credit: Transamerica Funds Acct #00418533
Ref: Shareholder name, Transamerica fund and account numbers.
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Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
 Selling Shares
Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
Shares are redeemed at NAV, minus any applicable sales charge.
To request your redemption and receive payment:
Direct Deposit – ACH
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You may request an “ACH redemption” in writing, by phone or by internet access to your account. The electronic bank link must be established in advance. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible to request redemptions via the internet.
Direct Deposit – Wire
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You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
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Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
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Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
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This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
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You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Systematic withdrawals may be made via ACH between the 3rd and 28th day of the month only, or via check on the 20th day of the month only. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
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You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or Dealer for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
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The type of account you have and if there is more than one shareholder. For example, we may require additional documentation for certain account types or multiple signatures.
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The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
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A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
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When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
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Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
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Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
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If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. Each fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if, for example, the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
 Exchanging Shares
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You may request an exchange in writing, by phone, or by accessing your account through the internet.
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You can exchange shares in one fund for shares in the same class of another fund.
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Class A, Class C and Class T shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.
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Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.
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An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.
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If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.
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In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information and/or in the “Converting Shares” section below.
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Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.
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Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.
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The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.
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For Class R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
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Class T shares of Transamerica US Growth may be exchanged for only Class A shares of any Transamerica fund, other than Transamerica US Growth.
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You may not exchange other classes of shares of the Transamerica Funds for Class T shares of Transamerica US Growth.
An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class A, Class C, Class T or Class I2 shares and are eligible for purchase of Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class C, Class T or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares, you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to certain conditions. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. Class I investors that are no longer eligible for wrap or fee based programs may convert from Class I shares to Class A shares at the request of the financial intermediary. Class I2 shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares. Note that you may be responsible for paying a CDSC upon conversion if the shares have not reached the applicable holding period.
 Choosing a Share Class
Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.
If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years. Effective March 16, 2021, if you hold Class C shares for eight years from the date of purchase, they will generally automatically convert to Class A shares of the same fund, resulting in lower 12b-1 distribution and fees after conversion. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Please see the section “Class C Shares – Level Load” for further information of the conversion process.
Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.
Information regarding sales charges can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Class A Shares – Front Load
With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) Initial sales charges do not apply to Transamerica Government Money Market.
There are 12b-1 distribution and service fees of up to 0.25% per year.
If you are investing $1 million or more in a Transamerica Fund (other than Transamerica Short-Term Bond), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”). In the event you exchange Class A shares purchased in an amount of $1 million or more for Class A shares of another fund and subsequently redeem some or all of those shares, you will be subject to the term and CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date you initially purchased Class A shares of a Transamerica fund in an amount of $1 million or more. The CDSC may be waived if shares were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an omnibus or plan level arrangement, or through a “wrap” account or fee-based program for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI and did not receive an upfront commission (finder’s fee).
If you invest $250,000 or more in Transamerica Short-Term Bond, you can purchase Class A shares without any sales charge. However, if you redeem any of these shares within the first 12 months after buying them, you will pay a 0.75% CDSC. In the event you exchange any of these shares for Class A shares of another fund and subsequently redeem some or all of those shares, you will be subject to the term and CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of Transamerica Short-Term Bond in an amount of $250,000 or more as described in this paragraph. The CDSC may be waived if shares were purchased in a retirement plan or “wrap” account or fee-based program as described above and the applicable broker-dealer, financial institution, or financial planner did not receive an upfront commission (finder’s fee).

Sales charge (“load”) waivers may be available for eligible purchases made through financial intermediaries that offer Transamerica Funds Class A shares on a load-waived basis to certain investors in accordance with the intermediary’s policies and procedures. Sales charge waivers may also be available for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.
Whether a sales charge waiver is available depends upon the policies and procedures of your brokerage firm or intermediary. Purchasers must notify their financial intermediary if they believe they are eligible for a discount or waiver before the placement of an order, and provide information requested by the financial intermediary. Not all financial intermediaries that sell the funds may offer any or all of the discounts or waivers. See the section Waivers and/or Reductions of Charges for further details.
Class C Shares – Level Load
With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.
The maximum purchase order in Class C shares is $999,999.99.
Subject to the conditions and circumstances set out below, effective March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least eight years. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Conversion is done at NAV. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than eight years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.
Following the conversion of your Class C shares, your new Class A shares will be subject to those charges as set out for Class A shares (above).
Class T Shares – Front Load (Transamerica US Growth)
(Closed to new investors)
When you buy Class T shares of Transamerica US Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.
You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.
Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.
Contingent Deferred Sales Charge
Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.
Waivers and Reductions of Sales Charges
You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. In addition, certain intermediaries may provide different sales charge discounts and/or waivers. These sales charge variations and the applicable intermediaries are described in an Appendix to this prospectus, “Waivers and Discounts Available from Intermediaries.” You should consult your broker or financial advisor or TAM for assistance.
Class A and Class T Sales Charge Reductions
You can lower the sales charge percentage in the following ways:

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Substantial investments receive lower sales charge rates (see tables below).
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The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined account value at the time of the purchase and the gross amount of the new purchase.
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A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund (except as noted below for Transamerica Short-Term Bond) over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.
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You may purchase shares of Transamerica Short-Term Bond pursuant to the LOI terms described above. However, an LOI for such purchases of Transamerica Short-Term Bond may be used only to aggregate investments in Transamerica Short-Term Bond up to a maximum of $250,000. Purchases of other Transamerica funds may not be aggregated with purchases of Transamerica Short-Term Bond for purposes of reaching the $250,000 threshold described in this paragraph. Additionally, purchases of Transamerica Short-Term Bond will not count towards satisfying the amount stated in your LOI for any other Transamerica fund.
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By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A or Class T shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment manager or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.
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By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with UMB Bank, N.A. as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.
Class A Share Quantity Discounts (all funds except Transamerica bond funds1)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.75%	2.83%
$500,000 to under $1,000,000	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica bond funds[1] except Transamerica Short-Term Bond, Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	4.75%	4.99%
$50,000 to under $100,000	4.00%	4.17%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%

Class A Share Quantity Discounts (Transamerica bond funds[1] except Transamerica Short-Term Bond, Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $50,000	3.25%	3.36%
$50,000 to under $100,000	2.50%	2.56%
$100,000 to under $250,000	2.00%	2.04%
$250,000 to under $500,000	1.50%	1.52%
$500,000 to under $1,000,000	0.75%	0.76%
$1,000,000 and over	0.00%	0.00%

Class A Share Quantity Discounts (Transamerica Short-Term Bond)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $250,000	2.50%	2.56%
$250,000 and over	0.00%	0.00%

Class T Share Quantity Discounts (Transamerica US Growth)
Amount of Purchase*	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested
Under $10,000	8.50%	9.29%
$10,000 to under $25,000	7.75%	8.40%
$25,000 to under $50,000	6.25%	6.67%
$50,000 to under $75,000	5.75%	6.10%
$75,000 to under $100,000	5.00%	5.26%
$100,000 to under $250,000	4.25%	4.44%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	1.25%	1.27%
$1,000,000 and over	0.00%	0.00%
1
Transamerica bond funds include Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Bond, Transamerica Floating Rate, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Intermediate Muni Transamerica Inflation Opportunities, Transamerica Short-Term Bond, Transamerica Unconstrained Bond, Transamerica High Yield ESG and Transamerica Sustainable Bond.
*
The transfer agent, Transamerica Fund Services, Inc. must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate “rights of accumulation” accounts held by a spouse and children under age 21.
Waiver of Class A and Class T Initial Sales Charges
Class A and Class T shares may be purchased without a sales charge by:
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Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;
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Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;

•
“Wrap” accounts or fee-based programs for the benefit of clients of certain broker-dealers or financial institutions;
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Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or plan level arrangement;
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Retirement plans described in Section 401(a), 401(k), 401(m), 403(b), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or plan level arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;
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Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;
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Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;
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Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);
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Other retirement plans whose accounts are held through an arrangement with Sammons Financial NetworkSM LLC;
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Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Transamerica Retirement Advisors, Inc., Transamerica Retirement Solutions Corporation, Transamerica Investors Securities Corporation or Clark Consulting, LLC;
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Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Financial Life Insurance Company;
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Certain financial intermediaries who have entered into an agreement with Transamerica Capital, Inc. to offer shares to self-directed investment brokerage accounts or on self-directed platforms that may or may not charge a transaction fee to their customers (Please see the “Appendix – Waivers and Discounts Available from Intermediaries” for more information);
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Employees of DST Systems, Inc., for such time as DST Systems, Inc. has an active service agreement with Transamerica Funds; and
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Employees of State Street Bank & Trust Company, for such time as State Street Bank & Trust Company has an active service agreement with Transamerica Funds.
Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.
Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.
Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.
Waiver of Class A, Class C and Class T Contingent Deferred Sales Charges
You will not be assessed a sales charge in the following situations:
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Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.
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Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.
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On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed an annualized 12% of the account value per fund on the day the systematic withdrawal plan was established).
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If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.
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For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.
Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/products/mutual-funds/.
The Following Information Applies to Class R6 Shares
Class R6 Availability
Class R6 shares of the funds are intended for purchase by participants in certain eligible accounts described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs, and health savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans).
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Class R6 shares are available only to eligible plans where Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

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The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R6 shares in certain investment products or programs.
The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R6 shares of the funds.
Opening an Account and Purchasing Shares
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R6 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R6 shares.
Please refer to the retirement plan documents for information on how to purchase Class R6 shares of the funds and any fees that may apply.
Transamerica Funds must receive your payment within two business days after your order is accepted.
Selling Shares
If you own Class R6 shares, please refer to the retirement plan documents for information on how to redeem those shares of the funds.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Exchanging Shares
For Class R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for the same class of shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
 Features and Policies
Checkwriting Service (For Class A and I shares of Transamerica Government Money Market only)
If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Government Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents, and your check has cleared the up to 10 calendar day holding period. Checks must be written for at least $250, or, a $10 service fee will be assessed to your account. Investments made by check or ACH must have been in your account for at least 10 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds”, and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Funds application or authorization form. Each signatory guarantees the genuineness of the other signatures.
The use of checks is subject to the rules of the Transamerica Funds designated bank for its checkwriting service. Transamerica Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the Transamerica Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.
This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the state of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.
The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class C or Class R shares of Transamerica Government Money Market.
Shareholders who previously had checkwriting privileges in Transamerica Government Money Market Class P and received Transamerica Government Money Market Class I shares as a result of the conversion of Class P shares to Class I shares on February 10, 2012 may continue to utilize their checkwriting privileges in Class I.
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail or by fax by using the information in the “How to Contact the Funds” section above, or by using our automated phone system at 1-888-233-4339.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
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accounts opened within the preceding 12 months
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accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
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accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
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accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

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accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
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UTMA/UGMA accounts (held at Transamerica Funds)
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UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
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Coverdell ESA accounts (held at Transamerica Funds)
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Omnibus and Network Level 3 accounts
While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time. Customers can remove telephone options by submitting a letter of instructions.
Retirement and Coverdell ESA UMB Bank, N.A. Account Maintenance Fees
Retirement plan and Coverdell ESA accounts custodied by UMB Bank, N.A. and held directly with Transamerica Funds are subject to an annual custodial fee of $17.50 per fund account.
An A-share account that holds shares converted from a C-share account shall be considered as part of the original C-share account for purposes of this fee and only the A-share account will be subject to the fee. TFS may waive the annual custodial fee at its discretion.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
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You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address which has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds wired to a bank account other than a bank account of record.
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Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
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You are adding or removing a shareholder from an account.
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You are changing ownership of an account.
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When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
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Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
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It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the signature guarantee.
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The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.

Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
Employer Sponsored Accounts
If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or fax.
Reinvestment Privilege (Does not apply to Class I shares)
Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund, in shares of the same class as the shares that you sold. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
eDelivery
By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.
You can enroll in eDelivery when you initially complete your application and include your e-mail address. If your account is already established, visit our website at www.transamerica.com. Click on “Login,” select “Individual”, click next; select “Mutual Funds”, click next; and log into your account. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Right to Terminate or Suspend Account Privileges
A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
 Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
 Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C, Class R and Class R6 shares, among other share classes, TCI, or its agent, may share revenue with brokers, dealers or intermediaries who sold shares.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares (except Class I, Class R6 and Class T Shares).

The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
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Class A Shares – Up to 0.25% (Transamerica High Yield Muni and Transamerica Intermediate Muni will waive 0.10% of the 0.25% 12b-1 fee on Class A shares through March 1, 2022)
•
Class C Shares – Up to 1.00% (Transamerica High Yield Muni and Transamerica Intermediate Muni will waive 0.25% of the 1.00% 12b-1 fee on Class C shares through March 1, 2022)
•
Class R Shares – Up to 0.50%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Even though Class C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares under the Rule 12b-1 Plan, may over time, be higher than the total fees paid by owners of Class A shares.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; AXA Advisors LLC; BBVA Securities, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.;

CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Network, LLC; Equity Services, Inc.; Financial Data Services, Inc.; FSC Securities Corporation; Geneos Wealth Management; GWFS Equities Inc.; GW Sherwold Associates, Inc.; Hantz Financial Services, Inc.; HD Investment Services; Huntington Investment Company; Investacorp, Inc.; Infinex Investments, Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Stifel Nicolaus & Company Inc.; Suntrust Investment Services, Inc.; TD Ameritrade; Triad Advisors, Inc.; Trinity Wealth; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Waddell Reed; Wells Fargo Advisors, LLC; Wentworth Financial Partners; and Woodbury Financial Services. For the calendar year ended December 31, 2020, TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Alliance Bernstein; Allianz Global Investors; American Century Investments; Amundi Pioneer Asset Management; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock Investment Management, LLC; BNY Mellon; Capital Group; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Goldman Sachs Asset Management; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Milliman Financial Risk Management LLC; MFS Investment Management; Morgan Stanley Investment Management Inc.; Neuberger Berman; New York Life/MainStay Investments; PGIM Investments; Pacific Investment Management Company; PineBridge Investments; Principal Global Investors; Putnam Investments; QMA; Rockefeller Capital Management; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley LLC; The Vanguard Group; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.
As of December 31, 2020, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
Also, TAM pays, out of its own assets, a “trail” fee to financial intermediaries for servicing and maintenance of accounts of Class T shareholders in Transamerica US Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment management services or invest in the funds or in other products sponsored by TAM and its affiliates.
 Distributions and Taxes
Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Asset Allocation-Conservative Portfolio	X
Transamerica Bond			X
Transamerica Dynamic Income		X
Transamerica Emerging Markets Debt	X
Transamerica Floating Rate			X
Transamerica Government Money Market			X
Transamerica High Yield Bond			X
Transamerica High Yield ESG		X
Transamerica High Yield Muni			X
Transamerica Inflation Opportunities		X
Transamerica Intermediate Muni			X
Transamerica Large Cap Value	X
Transamerica MLP & Energy Income	X
Transamerica Multi-Asset Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Short-Term Bond			X
Transamerica Sustainable Bond		X
Transamerica Sustainable Equity Income	X

Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Unconstrained Bond			X
Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than exempt-interest dividends paid by Transamerica High Yield Muni and Transamerica Intermediate Muni and any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
•
Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•
Distributions from tax-exempt interest income earned by Transamerica High Yield Muni and Transamerica Intermediate Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
•
Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•
Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than, in general, regular monthly distributions paid by funds that declare dividends daily), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.

List and Description of Certain Underlying Funds
This section lists the underlying funds in which some or all of the Asset Allocation Funds may invest and describes those that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying funds is contained in these underlying funds’ prospectuses, available at www.transamerica.com.
Fund Name	Transamerica Asset Allocation- Conservative Portfolio	Transamerica Asset Allocation- Growth Portfolio	Transamerica Asset Allocation- Moderate Growth Portfolio	Transamerica Asset Allocation- Moderate Portfolio
Transamerica Bond	X		X	X
Transamerica Capital Growth	X	X	X	X
Transamerica Core Bond	X		X	X
Transamerica Emerging Markets Debt	X		X	X
Transamerica Emerging Markets Opportunities	X	X	X	X
Transamerica Event Driven	X	X	X	X
Transamerica Floating Rate	X		X	X
Transamerica Global Equity	X	X	X	X
Transamerica Government Money Market	X	X	X	X
Transamerica High Yield Bond	X		X	X
Transamerica High Yield ESG	X		X	X
Transamerica High Yield Muni	X	X	X	X
Transamerica Inflation Opportunities	X		X	X
Transamerica Intermediate Bond	X		X	X
Transamerica Intermediate Muni	X	X	X	X
Transamerica International Equity	X	X	X	X
Transamerica International Growth	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X
Transamerica International Stock	X	X	X	X
Transamerica Large Cap Value	X	X	X	X
Transamerica Mid Cap Growth	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X
Transamerica MLP & Energy Income	X	X	X	X
Transamerica Multi-Asset Income	X		X	X
Transamerica Multi-Managed Balanced	X	X	X	X
Transamerica Short-Term Bond	X		X	X
Transamerica Small Cap Growth	X	X	X	X
Transamerica Small Cap Value	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X
Transamerica Sustainable Bond	X		X	X
Transamerica Sustainable Equity Income	X	X	X	X
Transamerica Total Return	X		X	X
Transamerica Unconstrained Bond	X		X	X
Transamerica US Growth	X	X	X	X
Transamerica Core Bond
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•
U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•
Medium- to high-quality corporate bonds
•
Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)

•
Asset-backed securities
•
Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•
U.S. dollar-denominated foreign bonds
•
Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund’s average weighted maturity will ordinarily range between four and twelve years.
The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub‐adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Transamerica Intermediate Bond
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.

Transamerica Mid Cap Value
Principal Investment Strategies:
The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap®Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the current reconstitution of the Russell Midcap® Value Index on September 30, 2020, the market capitalizations of the companies in the index ranged from $630 million to $38.6 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub‐adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Transamerica Total Return
Principal Investment Strategies:
The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2020, was 5.39 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The sub-adviser normally invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities (commonly known as “junk bonds”) rated B or higher by Moody’s, Fitch, or Standard & Poor’s or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The fund may enter into reverse repurchase agreements and sale-buyback transactions.
The fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Except as noted below, each fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, each fund may take temporary defensive positions in cash and short-term debt securities without limit. Although a fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that a fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Principal Risks of the Underlying Funds
Principal Risks	Transamerica Core Bond	Transamerica Intermediate Bond	Transamerica Mid Cap Value	Transamerica Total Return
Active Trading	X	X	X	X
Convertible Securities			X	X
Counterparty	X	X	X	X
Credit	X	X	X	X
Currency	X	X	X	X
Currency Hedging		X		X
Depositary Receipts			X
Derivatives	X	X	X	X
Dollar Rolls		X		X
Emerging Markets		X		X
Environmental, Social and Governance (“ESG”)
Equity Securities			X	X
Extension	X	X		X
Fixed-Income Securities	X	X		X
Focused Investing		X	X
Foreign Investments	X	X	X	X
Hedging		X
High-Yield Debt Securities		X		X
Inflation		X
Inflation-Protected Securities		X
Interest Rate	X	X		X
Large Shareholder	X	X	X	X
Leveraging	X	X		X
Liquidity	X	X		X
Loans		X
Management	X	X	X	X
Market	X	X	X	X
Medium Capitalization Companies			X
Mortgage-Related and Asset-Backed Securities	X	X		X
Municipal Securities		X
Preferred Stock			X	X
Prepayment or Call	X	X		X
Privately Placed and Other Restricted Securities		X		X
REITs			X
Repurchase Agreements		X		X
Reverse Repurchase Agreements				X
Short Sales				X
Sovereign Debt		X		X
Structured Instruments				X
Sustainability and Environmental, Social and Governance (“ESG”) Considerations	X	X	X
To Be Announced (TBA) Transactions		X		X
U.S. Government Agency Obligations	X	X		X
Valuation	X	X	X	X
Value Investing			X
Yield		X

Financial Highlights
The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2020 Annual Report, which is available to you upon request.
If a fund shows performance for a class not offered by this prospectus, financial highlights are shown for that class in this section.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.76	$10.67	$11.59	$11.18	$11.40
Investment o perations:
Net investment income (loss)(A)	0.19	0.19	0.25	0.24	(B)0.23
Net realized and unrealized gain (loss)	0.47	0.65	(0.43)	0.71	0.18
Total investment operations	0.66	0.84	(0.18)	0.95	0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.25)	(0.25)	(0.25)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.38)	(0.75)	(0.74)	(0.54)	(0.63)
Net asset value, end of year	$11.04	$10.76	$10.67	$11.59	$11.18
Total return (C)	6.32%	8.64%	(1.77)%	8.78%	3.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$586,536	$610,131	$661,621	$734,113	$622,495
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.48%	0.49%	0.47%	0.47%	0.48%
Including waiver and/or reimbursement and recapture	0.48%	0.49%	0.47%	0.47%	(B)0.47%
Net investment income (loss) to average net assets	1.78%	1.81%	2.21%	2.15%	(B)2.12%
Portfolio turnover rate	28%	4%	20%	18%	4%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.68	$10.59	$11.49	$11.08	$11.30
Investment operations:
Net investment income (loss)(A)	0.12	0.11	0.16	0.17	(B)0.17
Net realized and unrealized gain (loss)	0.44	0.65	(0.42)	0.69	0.16
Total investment operations	0.56	0.76	(0.26)	0.86	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.10)	(0.15)	(0.16)	(0.17)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.33)	(0.67)	(0.64)	(0.45)	(0.55)
Net asset value, end of year	$10.91	$10.68	$10.59	$11.49	$11.08
Total return (C)	5.37%	7.82%	(2.46)%	7.99%	3.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$87,565	$126,367	$185,581	$331,669	$405,546
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	1.23%	1.22%
Including waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	1.23%	(B)1.21%
Net investment income (loss) to average net assets	1.12%	1.07%	1.48%	1.51%	(B)1.56%
Portfolio turnover rate	28%	4%	20%	18%	4%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.80	$10.70	$11.62	$11.21	$11.42
Investment operations:
Net investment income (loss)(A)	0.22	0.21	0.28	0.28	(B)0.28
Net realized and unrealized gain (loss)	0.46	0.67	(0.44)	0.69	0.16
Total investment operations	0.68	0.88	(0.16)	0.97	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.27)	(0.27)	(0.27)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.40)	(0.78)	(0.76)	(0.56)	(0.65)
Net asset value, end of year	$11.08	$10.80	$10.70	$11.62	$11.21
Total return	6.48%	8.95%	(1.56)%	8.97%	4.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,655	$16,423	$19,845	$29,213	$25,946
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.26%	0.27%	0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	(D)0.24%	0.27%	0.26%	0.26%	(B)0.25%
Net investment income (loss) to average net assets	2.04%	1.98%	2.51%	2.46%	(B)2.50%
Portfolio turnover rate	28%	4%	20%	18%	4%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Conservative Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.89	$10.78	$11.70	$11.28	$11.49
Investment operations:
Net investment income (loss)(A)	0.15	0.15	0.20	0.21	(B)0.22
Net realized and unrealized gain (loss)	0.48	0.67	(0.42)	0.70	0.15
Total investment operations	0.63	0.82	(0.22)	0.91	0.37
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.21)	(0.20)	(0.20)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.36)	(0.71)	(0.70)	(0.49)	(0.58)
Net asset value, end of year	$11.16	$10.89	$10.78	$11.70	$11.28
Total return	5.90%	8.28%	(2.10)%	8.35%	3.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$873	$855	$1,347	$1,359	$1,209
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.76%	0.86%	0.83%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.76%	0.86%	0.83%	0.85%	(B)0.85%
Net investment income (loss) to average net assets	1.42%	1.41%	1.82%	1.88%	(B)1.97%
Portfolio turnover rate	28%	4%	20%	18%	4%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.01	$14.38	$16.35	$14.71	$15.57
Investment operations:
Net investment income (loss)(A)	0.17	0.11	0.26	0.23	(B)0.23
Net realized and unrealized gain (loss)	0.48	0.67	(0.56)	2.55	0.24
Total investment operations	0.65	0.78	(0.30)	2.78	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.32)	(0.24)	(0.23)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.13)	(2.15)	(1.67)	(1.14)	(1.33)
Net asset value, end of year	$12.53	$13.01	$14.38	$16.35	$14.71
Total return (C)	5.01%	7.89%	(2.33)%	20.19%	3.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$809,244	$887,342	$922,131	$830,875	$727,751
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.53%	0.54%	0.51%	0.52%	0.53%
Including waiver and/or reimbursement and recapture	0.53%	0.54%	0.51%	0.52%	(B)0.52%
Net investment income (loss) to average net assets	1.40%	0.90%	1.65%	1.53%	(B)1.63%
Portfolio turnover rate	26%	1%	32%	9%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.59	$13.88	$15.82	$14.26	$15.13
Investment operations:
Net investment income (loss)(A)	0.09	0.03	0.15	0.13	(B)0.13
Net realized and unrealized gain (loss)	0.44	0.64	(0.55)	2.46	0.21
Total investment operations	0.53	0.67	(0.40)	2.59	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	–	(0.19)	(0.13)	(0.11)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.01)	(1.96)	(1.54)	(1.03)	(1.21)
Net asset value, end of year	$12.11	$12.59	$13.88	$15.82	$14.26
Total return (C)	4.13%	7.10%	(3.03)%	19.31%	2.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$143,282	$205,681	$309,195	$628,621	$660,687
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.31%	1.31%	1.26%	1.26%	1.27%
Including waiver and/or reimbursement and recapture	1.31%	1.31%	1.26%	1.26%	(B)1.26%
Net investment income (loss) to average net assets	0.74%	0.25%	1.02%	0.91%	(B)0.93%
Portfolio turnover rate	26%	1%	32%	9%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.01	$14.38	$16.36	$14.72	$15.59
Investment operations:
Net investment income (loss)(A)	0.22	0.16	0.30	0.23	(B)0.28
Net realized and unrealized gain (loss)	0.47	0.65	(0.57)	2.59	0.22
Total investment operations	0.69	0.81	(0.27)	2.82	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.22)	(0.36)	(0.28)	(0.27)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.17)	(2.18)	(1.71)	(1.18)	(1.37)
Net asset value, end of year	$12.53	$13.01	$14.38	$16.36	$14.72
Total return	5.31%	8.19%	(2.11)%	20.52%	3.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,886	$43,396	$51,209	$56,253	$32,116
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.26%	0.27%	0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	(D)0.25%	0.27%	0.26%	0.26%	(B)0.25%
Net investment income (loss) to average net assets	1.81%	1.25%	1.95%	1.50%	(B)1.96%
Portfolio turnover rate	26%	1%	32%	9%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Growth Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.89	$14.22	$16.20	$14.57	$15.45
Investment operations:
Net investment income (loss)(A)	0.14	0.08	0.22	0.18	(B)0.21
Net realized and unrealized gain (loss)	0.47	0.67	(0.57)	2.55	0.20
Total investment operations	0.61	0.75	(0.35)	2.73	0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.12)	(0.28)	(0.20)	(0.19)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.09)	(2.08)	(1.63)	(1.10)	(1.29)
Net asset value, end of year	$12.41	$12.89	$14.22	$16.20	$14.57
Total return	4.72%	7.71%	(2.67)%	19.94%	2.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,625	$1,940	$2,193	$2,702	$2,142
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.76%	0.80%	0.79%	0.80%	0.86%
Including waiver and/or reimbursement and recapture	0.76%	0.80%	0.79%	0.80%	(B)0.85%
Net investment income (loss) to average net assets	1.17%	0.61%	1.41%	1.19%	(B)1.47%
Portfolio turnover rate	26%	1%	32%	9%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.05	$12.81	$14.38	$13.34	$13.93
Investment operations:
Net investment income (loss)(A)	0.18	0.16	0.27	0.26	(B)0.23
Net realized and unrealized gain (loss)	0.50	0.69	(0.50)	1.67	0.20
Total investment operations	0.68	0.85	(0.23)	1.93	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.30)	(0.25)	(0.23)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.86)	(1.61)	(1.34)	(0.89)	(1.02)
Net asset value, end of year	$11.87	$12.05	$12.81	$14.38	$13.34
Total return (C)	5.75%	8.37%	(2.02)%	15.32%	3.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,423,975	$1,531,349	$1,589,016	$1,434,214	$1,315,381
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.50%	0.51%	0.49%	0.49%	0.50%
Including waiver and/or reimbursement and recapture	0.50%	0.51%	0.49%	0.49%	(B)0.49%
Net investment income (loss) to average net assets	1.59%	1.36%	1.98%	1.89%	(B)1.76%
Portfolio turnover rate	28%	3%	32%	14%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.10	$12.72	$14.28	$13.24	$13.82
Investment operations:
Net investment income (loss)(A)	0.11	0.08	0.18	0.17	(B)0.14
Net realized and unrealized gain (loss)	0.48	0.70	(0.52)	1.65	0.19
Total investment operations	0.59	0.78	(0.34)	1.82	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(C)(0.00)	(0.18)	(0.14)	(0.12)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.73)	(1.40)	(1.22)	(0.78)	(0.91)
Net asset value, end of year	$11.96	$12.10	$12.72	$14.28	$13.24
Total return (D)	4.97%	7.60%	(2.82)%	14.48%	2.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$245,806	$354,235	$547,237	$1,123,771	$1,286,726
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.27%	1.28%	1.24%	1.24%	1.24%
Including waiver and/or reimbursement and recapture	1.27%	1.28%	1.24%	1.24%	(B)1.23%
Net investment income (loss) to average net assets	0.93%	0.68%	1.33%	1.25%	(B)1.05%
Portfolio turnover rate	28%	3%	32%	14%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.
(E)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.04	$12.80	$14.38	$13.34	$13.93
Investment operations:
Net investment income (loss)(A)	0.22	0.19	0.30	0.27	(B)0.27
Net realized and unrealized gain (loss)	0.50	0.68	(0.51)	1.69	0.19
Total investment operations	0.72	0.87	(0.21)	1.96	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.23)	(0.33)	(0.28)	(0.26)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.89)	(1.63)	(1.37)	(0.92)	(1.05)
Net asset value, end of year	$11.87	$12.04	$12.80	$14.38	$13.34
Total return	6.12%	8.64%	(1.84)%	15.62%	3.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$58,844	$72,827	$81,772	$85,959	$53,166
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.25%	0.26%	0.25%	0.25%	0.25%
Including waiver and/or reimbursement and recapture	(D)0.24%	0.26%	0.25%	0.25%	(B)0.24%
Net investment income (loss) to average net assets	1.92%	1.65%	2.24%	1.96%	(B)2.04%
Portfolio turnover rate	28%	3%	32%	14%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Growth Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.99	$12.73	$14.30	$13.26	$13.85
Investment operations:
Net investment income (loss)(A)	0.14	0.13	0.24	0.18	(B)0.21
Net realized and unrealized gain (loss)	0.51	0.68	(0.52)	1.70	0.18
Total investment operations	0.65	0.81	(0.28)	1.88	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.25)	(0.20)	(0.19)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.80)	(1.55)	(1.29)	(0.84)	(0.98)
Net asset value, end of year	$11.84	$11.99	$12.73	$14.30	$13.26
Total return	5.51%	8.08%	(2.33)%	15.03%	3.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,979	$2,082	$3,268	$4,246	$4,483
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.76%	0.76%	0.79%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.76%	0.76%	(B)0.78%
Net investment income (loss) to average net assets	1.26%	1.12%	1.74%	1.36%	(B)1.61%
Portfolio turnover rate	28%	3%	32%	14%	1%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.46	$11.64	$12.80	$12.11	$12.46
Investment operations:
Net investment income (loss)(A)	0.19	0.18	0.26	0.25	(B)0.24
Net realized and unrealized gain (loss)	0.47	0.69	(0.47)	1.08	0.18
Total investment operations	0.66	0.87	(0.21)	1.33	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.27)	(0.23)	(0.25)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.64)	(1.05)	(0.95)	(0.64)	(0.77)
Net asset value, end of year	$11.48	$11.46	$11.64	$12.80	$12.11
Total return (C)	5.93%	8.51%	(1.89)%	11.54%	3.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,004,834	$1,066,485	$1,124,731	$1,094,724	$1,000,707
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.49%	0.49%	0.48%	0.48%	0.48%
Including waiver and/or reimbursement and recapture	0.49%	0.49%	0.48%	0.48%	(B)0.47%
Net investment income (loss) to average net assets	1.72%	1.64%	2.12%	2.07%	(B)2.04%
Portfolio turnover rate	24%	4%	25%	13%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.47	$11.55	$12.70	$12.01	$12.36
Investment operations:
Net investment income (loss)(A)	0.12	0.10	0.17	0.17	(B)0.16
Net realized and unrealized gain (loss)	0.45	0.70	(0.48)	1.06	0.17
Total investment operations	0.57	0.80	(0.31)	1.23	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.06)	(0.16)	(0.13)	(0.16)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.52)	(0.88)	(0.84)	(0.54)	(0.68)
Net asset value, end of year	$11.52	$11.47	$11.55	$12.70	$12.01
Total return (C)	5.06%	7.77%	(2.68)%	10.69%	2.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$176,866	$266,489	$415,277	$786,977	$939,970
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.27%	1.26%	1.23%	1.22%	1.22%
Including waiver and/or reimbursement and recapture	1.27%	1.26%	1.23%	1.22%	(B)1.21%
Net investment income (loss) to average net assets	1.07%	0.93%	1.43%	1.43%	(B)1.40%
Portfolio turnover rate	24%	4%	25%	13%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.46	$11.63	$12.80	$12.11	$12.46
Investment operations:
Net investment income (loss)(A)	0.22	0.20	0.29	0.28	(B)0.28
Net realized and unrealized gain (loss)	0.47	0.70	(0.48)	1.08	0.17
Total investment operations	0.69	0.90	(0.19)	1.36	0.45
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.25)	(0.30)	(0.26)	(0.28)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.67)	(1.07)	(0.98)	(0.67)	(0.80)
Net asset value, end of year	$11.48	$11.46	$11.63	$12.80	$12.11
Total return	6.19%	8.86%	(1.73)%	11.80%	3.97%
Ratio and supplemental data:
Net assets end of year (000’s)	$42,338	$49,587	$48,287	$59,664	$43,818
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.26%	0.26%	0.26%	0.25%	0.25%
Including waiver and/or reimbursement and recapture	(D)0.25%	0.26%	0.26%	0.25%	(B)0.24%
Net investment income (loss) to average net assets	2.00%	1.84%	2.40%	2.26%	(B)2.40%
Portfolio turnover rate	24%	4%	25%	13%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation– Moderate Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.39	$11.57	$12.72	$12.03	$12.39
Investment operations:
Net investment income (loss)(A)	0.16	0.17	0.22	0.17	(B)0.21
Net realized and unrealized gain (loss)	0.47	0.66	(0.46)	1.13	0.17
Total investment operations	0.63	0.83	(0.24)	1.30	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.23)	(0.20)	(0.22)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.60)	(1.01)	(0.91)	(0.61)	(0.74)
Net asset value, end of year	$11.42	$11.39	$11.57	$12.72	$12.03
Total return	5.72%	8.21%	(2.08)%	11.20%	3.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,031	$3,058	$4,313	$4,693	$5,256
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.73%	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.73%	0.74%	0.73%	0.73%	(B)0.72%
Net investment income (loss) to average net assets	1.46%	1.54%	1.82%	1.38%	(B)1.80%
Portfolio turnover rate	24%	4%	25%	13%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Bond
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.43	$8.95	$9.34	$9.31	$9.22
Investment operations:
Net investment income (loss)(A)	0.22	0.29	0.33	0.33	(B)0.36
Net realized and unrealized gain (loss)	0.15	0.49	(0.39)	0.05	0.07
Total investment operations	0.37	0.78	(0.06)	0.38	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.30)	(0.33)	(0.35)	(0.34)
Net asset value, end of year	$9.57	$9.43	$8.95	$9.34	$9.31
Total return (C)	4.03%	9.00%	(0.67)%	4.12%	4.78%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,010	$132,682	$87,523	$83,251	$86,305
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.94%	0.99%	0.97%	0.93%
Including waiver and/or reimbursement and recapture	0.93%	(D)0.94%	0.97%	0.97%	(B)0.91%
Net investment income (loss) to average net assets	2.36%	3.20%	3.58%	3.59%	(B)3.92%
Portfolio turnover rate	39%	50%	38%	34%	47%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.37	$8.89	$9.28	$9.25	$9.16
Investment operations:
Net investment income (loss)(A)	0.16	0.23	0.27	0.27	(B)0.29
Net realized and unrealized gain (loss)	0.15	0.49	(0.39)	0.05	0.07
Total investment operations	0.31	0.72	(0.12)	0.32	0.36
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.24)	(0.27)	(0.29)	(0.27)
Net asset value, end of year	$9.50	$9.37	$8.89	$9.28	$9.25
Total return (C)	3.31%	8.24%	(1.33)%	3.41%	4.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$89,962	$80,239	$44,958	$49,394	$60,126
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.56%	1.63%	1.65%	1.64%
Including waiver and/or reimbursement and recapture	1.53%	(D)1.56%	1.61%	1.65%	(B)1.62%
Net investment income (loss) to average net assets	1.76%	2.56%	2.93%	2.90%	(B)3.20%
Portfolio turnover rate	39%	50%	38%	34%	47%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96	$9.36	$9.32	$9.23
Investment operations:
Net investment income (loss)(A)	0.26	0.33	0.36	0.36	(B)0.38
Net realized and unrealized gain (loss)	0.15	0.50	(0.40)	0.06	0.07
Total investment operations	0.41	0.83	(0.04)	0.42	0.45
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.34)	(0.36)	(0.38)	(0.36)
Net asset value, end of year	$9.59	$9.45	$8.96	$9.36	$9.32
Total return	4.46%	9.44%	(0.39)%	4.54%	5.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,286,752	$1,084,474	$396,083	$181,977	$162,875
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.58%	0.64%	0.67%	0.67%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.59%	0.67%	(B)0.65%
Net investment income (loss) to average net assets	2.78%	3.57%	3.94%	3.88%	(B)4.20%
Portfolio turnover rate	39%	50%	38%	34%	47%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96	$9.36	$9.32	$9.23
Investment operations:
Net investment income (loss)(A)	0.27	0.34	0.37	0.37	(B)0.40
Net realized and unrealized gain (loss)	0.14	0.49	(0.40)	0.06	0.06
Total investment operations	0.41	0.83	(0.03)	0.43	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.34)	(0.37)	(0.39)	(0.37)
Net asset value, end of year	$9.58	$9.45	$8.96	$9.36	$9.32
Total return	4.41%	9.49%	(0.30)%	4.65%	5.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,672	$19,805	$9,181	$6,283	$3,028
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.48%	0.53%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.45%	(C)0.48%	0.51%	0.56%	(B)0.52%
Net investment income (loss) to average net assets	2.83%	3.65%	4.05%	4.01%	(B)4.38%
Portfolio turnover rate	39%	50%	38%	34%	47%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.93	$26.81	$28.32	$25.70	$25.35
Investment operations:
Net investment income (loss)(A)	(0.37)	(0.26)	(0.21)	(0.24)	(B)(0.14)
Net realized and unrealized gain (loss)	22.30	1.55	4.14	7.40	1.33
Total investment operations	21.93	1.29	3.93	7.16	1.19
Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)
Net asset value, end of year	$46.11	$26.93	$26.81	$28.32	$25.70
Total return (C)	89.28%	5.40%	16.52%	34.66%	4.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$844,139	$425,595	$384,193	$223,299	$170,198
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.18%	1.19%	1.23%	1.23%
Including waiver and/or reimbursement and recapture	1.08%	(D)1.18%	1.19%	1.23%	(B)1.22%
Net investment income (loss) to average net assets	(1.04)%	(0.92)%	(0.78)%	(0.95)%	(B)(0.57)%
Portfolio turnover rate	52%	90%	40%	66%	32%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$21.08	$21.41	$23.83	$22.50	$22.46
Investment operations:
Net investment income (loss)(A)	(0.48)	(0.37)	(0.34)	(0.35)	(B)(0.28)
Net realized and unrealized gain (loss)	16.92	1.21	3.36	6.22	1.16
Total investment operations	16.44	0.84	3.02	5.87	0.88
Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)
Net asset value, end of year	$34.77	$21.08	$21.41	$23.83	$22.50
Total return (C)	87.95%	4.57%	15.65%	33.68%	4.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$425,798	$206,156	$149,727	$84,852	$69,159
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%	1.93%	1.93%	1.97%	1.96%
Including waiver and/or reimbursement and recapture	1.83%	(D)1.93%	1.93%	1.97%	(B)1.95%
Net investment income (loss) to average net assets	(1.79)%	(1.67)%	(1.52)%	(1.69)%	(B)(1.30)%
Portfolio turnover rate	52%	90%	40%	66%	32%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.40	$28.13	$29.39	$26.43	$25.98
Investment operations:
Net investment income (loss)(A)	(0.31)	(0.20)	(0.16)	(0.18)	(B)(0.07)
Net realized and unrealized gain (loss)	23.68	1.64	4.34	7.68	1.36
Total investment operations	23.37	1.44	4.18	7.50	1.29
Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)
Net asset value, end of year	$49.02	$28.40	$28.13	$29.39	$26.43
Total return	89.76%	5.69%	16.77%	35.03%	5.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,393,493	$1,049,618	$719,431	$292,452	$164,575
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.92%	0.94%	0.96%	0.94%
Including waiver and/or reimbursement and recapture	0.84%	0.92%	0.94%	0.96%	(B)0.93%
Net investment income (loss) to average net assets	(0.81)%	(0.66)%	(0.55)%	(0.69)%	(B)(0.28)%
Portfolio turnover rate	52%	90%	40%	66%	32%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica Capital Growth
	Class R6
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$13.45	$13.37
Investment operations:
Net investment income (loss)(B)	(0.11)	(C)(0.00)
Net realized and unrealized gain (loss)	10.09	0.08
Total investment operations	9.98	0.08
Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	–
Net asset value, end of period/year	$20.68	$13.45
Total return	90.02%	(D)0.60%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,890	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	(E)0.76%
Including waiver and/or reimbursement and recapture	0.73%	(E)0.76%
Net investment income (loss) to average net assets	(0.70)%	(E)(0.56)%
Portfolio turnover rate	52%	90%
(A)
Commenced operations on October 18, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Annualized.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.18	$8.83	$9.45	$9.46	$9.38
Investment operations:
Net investment income (loss)(A)	0.24	0.33	0.32	0.32	(B)0.36
Net realized and unrealized gain (loss)	(1.21)	0.48	(0.54)	0.06	0.32
Total investment operations	(0.97)	0.81	(0.22)	0.38	0.68
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.37)	(0.32)	(0.32)	(0.33)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.12)	(0.09)	(0.08)	(0.07)	(0.07)
Total dividends and/or distributions to shareholders	(0.40)	(0.46)	(0.40)	(0.39)	(0.60)
Net asset value, end of year	$7.81	$9.18	$8.83	$9.45	$9.46
Total return (C)	(10.68)%	9.35%	(2.38)%	4.12%	7.79%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,802	$58,587	$68,424	$97,964	$122,240
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.02%	0.99%	0.93%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.92%	0.92%	0.92%	0.89%	(B)0.88%
Net investment income (loss) to average net assets	2.85%	3.69%	3.48%	3.41%	(B)3.89%
Portfolio turnover rate	38%	20%	23%	9%	27%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.14	$8.79	$9.41	$9.42	$9.34
Investment operations:
Net investment income (loss)(A)	0.22	0.28	0.26	0.25	(B)0.28
Net realized and unrealized gain (loss)	(1.24)	0.46	(0.54)	0.06	0.33
Total investment operations	(1.02)	0.74	(0.28)	0.31	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.31)	(0.27)	(0.26)	(0.28)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.10)	(0.08)	(0.07)	(0.06)	(0.05)
Total dividends and/or distributions to shareholders	(0.34)	(0.39)	(0.34)	(0.32)	(0.53)
Net asset value, end of year	$7.78	$9.14	$8.79	$9.41	$9.42
Total return (C)	(11.32)%	8.56%	(3.07)%	3.34%	7.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$43,858	$80,716	$108,855	$161,999	$210,600
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.77%	1.74%	1.69%	1.65%	1.65%
Including waiver and/or reimbursement and recapture	1.67%	1.67%	1.67%	1.65%	(B)1.64%
Net investment income (loss) to average net assets	2.65%	3.12%	2.77%	2.68%	(B)3.11%
Portfolio turnover rate	38%	20%	23%	9%	27%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.18	$8.84	$9.45	$9.46	$9.38
Investment operations:
Net investment income (loss)(A)	0.29	0.35	0.35	0.35	(B)0.39
Net realized and unrealized gain (loss)	(1.24)	0.47	(0.53)	0.06	0.31
Total investment operations	(0.95)	0.82	(0.18)	0.41	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.38)	(0.34)	(0.34)	(0.35)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.13)	(0.10)	(0.09)	(0.08)	(0.07)
Total dividends and/or distributions to shareholders	(0.42)	(0.48)	(0.43)	(0.42)	(0.62)
Net asset value, end of year	$7.81	$9.18	$8.84	$9.45	$9.46
Total return	(10.46)%	9.50%	(2.04)%	4.37%	8.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,689	$42,155	$43,330	$66,235	$83,297
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.68%	0.66%	0.65%
Including waiver and/or reimbursement and recapture	0.67%	0.67%	0.67%	0.66%	(B)0.64%
Net investment income (loss) to average net assets	3.48%	3.88%	3.78%	3.66%	(B)4.25%
Portfolio turnover rate	38%	20%	23%	9%	27%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.49	$9.85	$10.92	$10.50	$9.70
Investment operations:
Net investment income (loss)(A)	0.54	0.57	0.51	0.55	(B)0.63
Net realized and unrealized gain (loss)	(0.43)	0.44	(1.23)	0.38	0.49
Total investment operations	0.11	1.01	(0.72)	0.93	1.12
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.37)	(0.32)	(0.51)	(0.30)
Return of capital	(0.05)	–	(0.03)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.27)	(0.37)	(0.35)	(0.51)	(0.32)
Net asset value, end of year	$10.33	$10.49	$9.85	$10.92	$10.50
Total return (C)	1.20%	10.42%	(6.65)%	8.96%	11.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,356	$9,203	$15,294	$21,804	$35,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.18%	1.12%	1.12%	1.15%
Including waiver and/or reimbursement and recapture	1.23%	1.18%	1.12%	1.12%	(B)1.15%
Net investment income (loss) to average net assets	5.33%	5.52%	4.81%	5.20%	(B)6.39%
Portfolio turnover rate	236%	255%	221%	247%	257%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.41	$9.76	$10.85	$10.43	$9.66
Investment operations:
Net investment income (loss)(A)	0.48	0.50	0.42	0.48	(B)0.55
Net realized and unrealized gain (loss)	(0.44)	0.46	(1.22)	0.36	0.49
Total investment operations	0.04	0.96	(0.80)	0.84	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.31)	(0.26)	(0.42)	(0.25)
Return of capital	(0.04)	–	(0.03)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.23)	(0.31)	(0.29)	(0.42)	(0.27)
Net asset value, end of year	$10.22	$10.41	$9.76	$10.85	$10.43
Total return (C)	0.51%	9.70%	(7.36)%	8.26%	11.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,014	$8,765	$10,089	$14,023	$14,363
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%	1.88%	1.88%	1.87%	1.89%
Including waiver and/or reimbursement and recapture	1.89%	1.88%	1.88%	1.87%	(B)1.88%
Net investment income (loss) to average net assets	4.71%	4.89%	4.03%	4.53%	(B)5.56%
Portfolio turnover rate	236%	255%	221%	247%	257%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.54	$9.88	$10.95	$10.52	$9.72
Investment operations:
Net investment income (loss)(A)	0.59	0.62	0.54	0.60	(B)0.66
Net realized and unrealized gain (loss)	(0.44)	0.46	(1.24)	0.37	0.49
Total investment operations	0.15	1.08	(0.70)	0.97	1.15
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.42)	(0.33)	(0.54)	(0.33)
Return of capital	(0.05)	–	(0.04)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.29)	(0.42)	(0.37)	(0.54)	(0.35)
Net asset value, end of year	$10.40	$10.54	$9.88	$10.95	$10.52
Total return	1.61%	10.89%	(6.36)%	9.33%	12.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$243,965	$457,449	$481,999	$682,535	$618,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.80%	0.82%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.82%	0.80%	0.82%	0.82%	(B)0.82%
Net investment income (loss) to average net assets	5.77%	5.96%	5.12%	5.62%	(B)6.60%
Portfolio turnover rate	236%	255%	221%	247%	257%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.53	$9.88	$10.94	$10.52	$9.71
Investment operations:
Net investment income (loss)(A)	0.59	0.63	0.58	0.64	(B)0.66
Net realized and unrealized gain (loss)	(0.43)	0.45	(1.26)	0.33	0.51
Total investment operations	0.16	1.08	(0.68)	0.97	1.17
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.43)	(0.34)	(0.55)	(0.33)
Return of capital	(0.05)	–	(0.04)	–	(0.03)
Total dividends and/or distributions to shareholders	(0.29)	(0.43)	(0.38)	(0.55)	(0.36)
Net asset value, end of year	$10.40	$10.53	$9.88	$10.94	$10.52
Total return	1.76%	11.01%	(6.30)%	9.45%	12.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,765	$5,915	$5,512	$6,933	$87
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	(B)0.72%
Net investment income (loss) to average net assets	5.77%	6.09%	5.50%	5.87%	(B)6.62%
Portfolio turnover rate	236%	255%	221%	247%	257%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
Class I
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.07
Net realized and unrealized gain (loss)	(C)(0.17)
Total investment operations	(0.10)
Net asset value, end of period	$9.90
Total return	(D)(1.00)%
Ratio and supplemental data:
Net assets end of period (000’s)	$70
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	(F)1.21%
Including waiver and/or reimbursement and recapture	(F)0.98%
Net investment income (loss) to average net assets	(F)0.92%
Portfolio turnover rate	(D)49%
(A)
Commenced operations on December 19, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.60	$10.36	$10.46	$9.78
Investment operations:
Net investment income (loss)(B)	(0.05)	0.02	(0.02)	0.10
Net realized and unrealized gain (loss)	1.05	0.41	0.08	0.60
Total investment operations	1.00	0.43	0.06	0.70
Dividends and/or distributions to shareholders:
Net investment income	(C)(0.00)	(C)(0.00)	(0.16)	(0.02)
Net realized gains	(0.04)	(0.19)	–	–
Total dividends and/or distributions to shareholders	(0.04)	(0.19)	(0.16)	(0.02)
Net asset value, end of period/year	$11.56	$10.60	$10.36	$10.46
Total return	9.60%	4.34%	0.57%	(D)7.19%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,508	$834	$706	$60
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.54%	1.61%	1.69%	(F)1.81%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.41%	1.53%	1.49%	(F)1.44%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%	1.35%	1.35%	(F)1.38%
Net investment income (loss) to average net assets	(0.42)%	0.18%	(0.15)%	(F)1.03%
Portfolio turnover rate	170%	214%	514%	633%
(A)
Commenced operations on November 11, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.61	$9.87	$9.97	$9.95	$9.82
Investment operations:
Net investment income (loss)(A)	0.40	0.48	0.42	0.38	(B)0.40
Net realized and unrealized gain (loss)	(0.37)	(0.26)	(0.10)	0.03	0.12
Total investment operations	0.03	0.22	0.32	0.41	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.48)	(0.42)	(0.39)	(0.39)
Net asset value, end of year	$9.27	$9.61	$9.87	$9.97	$9.95
Total return (C)	0.47%	2.44%	3.32%	4.14%	5.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,779	$24,106	$37,011	$38,312	$6,327
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.21%	1.07%	1.07%	1.08%	1.11%
Including waiver and/or reimbursement and recapture	1.05%	1.05%	1.05%	1.05%	(B)1.05%
Net investment income (loss) to average net assets	4.31%	4.94%	4.22%	3.79%	(B)4.05%
Portfolio turnover rate	37%	23%	54%	55%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.62	$9.87	$9.97	$9.95	$9.82
Investment operations:
Net investment income (loss)(A)	0.33	0.41	0.35	0.30	(B)0.32
Net realized and unrealized gain (loss)	(0.36)	(0.25)	(0.10)	0.04	0.13
Total investment operations	(0.03)	0.16	0.25	0.34	0.45
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.41)	(0.35)	(0.32)	(0.32)
Net asset value, end of year	$9.28	$9.62	$9.87	$9.97	$9.95
Total return (C)	(0.28)%	1.68%	2.55%	3.36%	4.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,659	$18,255	$22,412	$17,549	$6,669
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.94%	1.81%	1.83%	1.83%	1.84%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.80%	1.80%	(B)1.80%
Net investment income (loss) to average net assets	3.58%	4.22%	3.50%	3.05%	(B)3.30%
Portfolio turnover rate	37%	23%	54%	55%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.58	$9.84	$9.94	$9.92	$9.79
Investment operations:
Net investment income (loss)(A)	0.42	0.51	0.45	0.40	(B)0.41
Net realized and unrealized gain (loss)	(0.37)	(0.26)	(0.10)	0.04	0.14
Total investment operations	0.05	0.25	0.35	0.44	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.51)	(0.45)	(0.42)	(0.42)
Net asset value, end of year	$9.23	$9.58	$9.84	$9.94	$9.92
Total return	0.60%	2.69%	3.57%	4.40%	5.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$57,185	$99,384	$187,447	$72,316	$13,061
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.95%	0.82%	0.85%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80%	0.80%	(B)0.80%
Net investment income (loss) to average net assets	4.58%	5.20%	4.56%	4.02%	(B)4.21%
Portfolio turnover rate	37%	23%	54%	55%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.19	$13.17	$13.58	$11.14	$11.15
Investment operations:
Net investment income (loss)(A)	0.06	0.11	0.05	0.08	(B)0.08
Net realized and unrealized gain (loss)	(C)0.21	0.91	(0.20)	2.64	(0.09)
Total investment operations	0.27	1.02	(0.15)	2.72	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(D)(0.00)	(0.26)	(0.28)	–
Net realized gains	(0.64)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.80)	(D)(0.00)	(0.26)	(0.28)	–
Net asset value, end of year	$13.66	$14.19	$13.17	$13.58	$11.14
Total return (E)	1.72%	7.77%	(1.18)%	24.92%	(0.09)%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,019	$55,612	$51,912	$42,264	$39,699
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(F)1.45%	(F)1.48%	(F)1.45%	1.49%	1.39%
Including waiver and/or reimbursement and recapture	(F)1.35%	(F)1.35%	(F)1.35%	1.35%	(B)1.34%
Net investment income (loss) to average net assets	0.48%	0.80%	0.35%	0.68%	(B)0.74%
Portfolio turnover rate	71%	51%	36%	38%	63%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.77	$12.87	$13.27	$10.89	$10.98
Investment operations:
Net investment income (loss)(A)	(0.04)	0.01	(0.06)	(0.01)	(B),(C)0.00
Net realized and unrealized gain (loss)	(D)0.18	0.89	(0.19)	2.58	(0.09)
Total investment operations	0.14	0.90	(0.25)	2.57	(0.09)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.15)	(0.19)	–
Net realized gains	(0.64)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.64)	–	(0.15)	(0.19)	–
Net asset value, end of year	$13.27	$13.77	$12.87	$13.27	$10.89
Total return (E)	0.86%	6.99%	(1.91)%	23.90%	(0.82)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,925	$10,113	$20,289	$44,450	$48,720
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(F)2.20%	(F)2.19%	(F)2.18%	2.21%	2.13%
Including waiver and/or reimbursement and recapture	(F)2.10%	(F)2.10%	(F)2.10%	2.10%	(C)2.09%
Net investment income (loss) to average net assets	(0.31)%	0.04%	(0.41)%	(0.07)%	(C)(0.01)%
Portfolio turnover rate	71%	51%	36%	38%	63%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(E)
Total return has been calculated without deduction of the contingent deferred sales charge.
(F)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.23	$13.20	$13.61	$11.19	$11.17
Investment operations:
Net investment income (loss)(A)	0.10	0.15	0.08	0.11	(B)0.11
Net realized and unrealized gain (loss)	(C)0.20	0.91	(0.20)	2.64	(0.08)
Total investment operations	0.30	1.06	(0.12)	2.75	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.03)	(0.29)	(0.33)	(0.01)
Net realized gains	(0.64)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.83)	(0.03)	(0.29)	(0.33)	(0.01)
Net asset value, end of year	$13.70	$14.23	$13.20	$13.61	$11.19
Total return	1.97%	8.07%	(0.94)%	25.20%	0.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,915	$38,582	$32,283	$34,572	$28,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.08%	(D)1.11%	(D)1.12%	1.14%	1.04%
Including waiver and/or reimbursement and recapture	(D)1.10%	(D)1.10%	(D)1.10%	1.10%	(B)1.02%
Net investment income (loss) to average net assets	0.71%	1.09%	0.59%	0.93%	(B)1.04%
Portfolio turnover rate	71%	51%	36%	38%	63%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.25	$13.22	$13.62	$11.22	$11.18
Investment operations:
Net investment income (loss)(A)	0.11	0.15	0.10	0.13	(B)0.09
Net realized and unrealized gain (loss)	(C)0.20	0.92	(0.20)	2.63	(0.05)
Total investment operations	0.31	1.07	(0.10)	2.76	0.04
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.04)	(0.30)	(0.36)	(D)(0.00)
Net realized gains	(0.64)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.85)	(0.04)	(0.30)	(0.36)	(D)(0.00)
Net asset value, end of year	$13.71	$14.25	$13.22	$13.62	$11.22
Total return	2.07%	8.14%	(0.80)%	25.19%	0.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$770	$967	$949	$1,114	$140
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)0.99%	(E)1.01%	(E)1.02%	1.04%	0.95%
Including waiver and/or reimbursement and recapture	(E)0.99%	(E)1.01%	(E)1.02%	1.04%	(B)0.94%
Net investment income (loss) to average net assets	0.84%	1.08%	0.70%	1.01%	(B)0.82%
Portfolio turnover rate	71%	51%	36%	38%	63%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.01	0.02	(B)0.00	(B)0.00	(B),(C)0.00
Total investment operations	0.01	0.02	(B)0.00	(B)0.00	(B)0.00
Dividends and/or distributions to shareholders:
Net investment income	(D)(0.01)	(0.02)	(B)(0.00)	(B)(0.00)	(B)(0.00)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (E)	(D)0.53%	1.64%	0.46%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$274,311	$187,635	$171,707	$191,477	$192,607
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.65%	0.68%	0.78%	0.87%
Including waiver and/or reimbursement and recapture	(F)0.40%	0.73%	1.25%	(G)0.82%	(C),(G)0.43%
Net investment income (loss) to average net assets	0.48%	1.62%	0.44%	0.01%	(C)0.01%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to financial statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the Fund not paid out the distribution(s).
(E)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.02	0.01	(B)0.00	(B)0.00	(B),(C)0.00
Total investment operations	0.02	0.01	(B)0.00	(B)0.00	(B)0.00
Dividends and/or distributions to shareholders:
Net investment income	(D)(0.02)	(0.01)	(B)(0.00)	(B)(0.00)	(B)(0.00)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (E)	(D)1.73%	0.57%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,475	$9,218	$13,477	$19,707	$22,189
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%	1.41%	1.46%	1.56%	1.61%
Including waiver and/or reimbursement and recapture	(F)0.53%	1.77%	(G)1.69%	(G)0.81%	(C),(G)0.43%
Net investment income (loss) to average net assets	1.41%	0.57%	0.01%	0.01%	(C)0.01%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to financial statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the Fund not paid out the distribution(s).
(E)
Total return has been calculated without deduction of the contingent deferred sales charge.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. Transamerica Asset Management, Inc. stopped these earlier recaptures as of March 1, 2019, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.01	0.02	0.01	(B)0.00	(B),(C)0.00
Total investment operations	0.01	0.02	0.01	(B)0.00	(B)0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.02)	(0.01)	(B)(0.00)	(B)(0.00)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.52%	1.89%	0.95%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,804	$18,213	$21,281	$21,578	$21,185
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.50%	0.52%	0.62%	0.69%
Including waiver and/or reimbursement and recapture	(D)0.31%	0.48%	(E)0.76%	(E)0.82%	(C),(E)0.43%
Net investment income (loss) to average net assets	0.48%	1.87%	0.94%	0.01%	(C)0.01%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.01	$8.86	$9.34	$9.06	$8.97
Investment operations:
Net investment income (loss)(A)	0.40	0.48	0.50	0.48	(B)0.49
Net realized and unrealized gain (loss)	(0.42)	0.16	(0.49)	0.30	0.10
Total investment operations	(0.02)	0.64	0.01	0.78	0.59
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.49)	(0.49)	(0.50)	(0.50)
Net asset value, end of year	$8.56	$9.01	$8.86	$9.34	$9.06
Total return (C)	(0.10)%	7.79%	(0.20)%	8.63%	6.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$78,109	$94,450	$87,028	$104,904	$114,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.09%	1.08%	1.04%	1.02%
Including waiver and/or reimbursement and recapture	1.03%	1.05%	1.00%	1.04%	(B)1.01%
Net investment income (loss) to average net assets	4.68%	5.36%	5.45%	5.24%	(B)5.64%
Portfolio turnover rate	37%	38%	35%	39%	49%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October31, 2020	October31, 2019	October31, 2018	October31, 2017	October31, 2016
Net asset value, beginning of year	$8.97	$8.81	$9.30	$9.02	$8.92
Investment operations:
Net investment income (loss)(A)	0.34	0.42	0.43	0.42	(B)0.43
Net realized and unrealized gain (loss)	(0.42)	0.16	(0.50)	0.29	0.10
Total investment operations	(0.08)	0.58	(0.07)	0.71	0.53
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.42)	(0.42)	(0.43)	(0.43)
Net asset value, end of year	$8.52	$8.97	$8.81	$9.30	$9.02
Total return (C)	(0.82)%	6.88%	(0.88)%	7.91%	6.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,387	$26,922	$31,361	$46,129	$51,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%	1.76%	1.75%	1.73%	1.74%
Including waiver and/or reimbursement and recapture	1.74%	1.75%	1.72%	1.73%	(B)1.73%
Net investment income (loss) to average net assets	4.00%	4.68%	4.74%	4.56%	(B)4.93%
Portfolio turnover rate	37%	38%	35%	39%	49%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.06	$8.91	$9.40	$9.13	$9.03
Investment operations:
Net investment income (loss)(A)	0.43	0.51	0.52	0.52	(B)0.52
Net realized and unrealized gain (loss)	(0.39)	0.16	(0.49)	0.28	0.10
Total investment operations	0.04	0.67	0.03	0.80	0.62
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.52)	(0.52)	(0.53)	(0.52)
Net asset value, end of year	$8.63	$9.06	$8.91	$9.40	$9.13
Total return	0.57%	7.93%	0.17%	8.83%	7.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$520,044	$67,078	$80,141	$164,626	$155,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.74%	0.74%	0.73%	0.73%
Including waiver and/or reimbursement and recapture	(C)0.62%	(D)0.74%	0.71%	0.73%	(B)0.72%
Net investment income (loss) to average net assets	4.96%	5.66%	5.67%	5.54%	(B)5.86%
Portfolio turnover rate	37%	38%	35%	39%	49%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2023.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R6
	October31, 2020	October31, 2019	October31, 2018	October31, 2017	October31, 2016
Net asset value, beginning of year	$9.10	$8.94	$9.43	$9.15	$9.05
Investment operations:
Net investment income (loss)(A)	0.44	0.52	0.54	0.54	(B)0.52
Net realized and unrealized gain (loss)	(0.43)	0.17	(0.50)	0.28	0.11
Total investment operations	0.01	0.69	0.04	0.82	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)	(0.53)	(0.54)	(0.53)
Net asset value, end of year	$8.64	$9.10	$8.94	$9.43	$9.15
Total return	0.28%	8.05%	0.29%	9.06%	7.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$44,075	$44,675	$29,499	$34,335	$4,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%	0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	(C)0.63%	0.61%	0.63%	(B)0.61%
Net investment income (loss) to average net assets	5.14%	5.77%	5.85%	5.73%	(B)5.81%
Portfolio turnover rate	37%	38%	35%	39%	49%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period indicated:	Transamerica High Yield ESG
Class I
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.08
Net realized and unrealized gain (loss)	(0.09)
Total investment operations	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.09)
Net asset value, end of period	$9.90
Total return	(C)(0.08)%
Ratio and supplemental data:
Net assets end of period (000’s)	$999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)2.02%
Including waiver and/or reimbursement and recapture	(D),(E)0.77%
Net investment income (loss) to average net assets	(D)3.09%
Portfolio turnover rate	(C)3%
(A)
Commenced operations on July 31, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2020	October31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.98	$11.34	$11.60	$11.88	$11.47
Investment operations:
Net investment income (loss)(A)	0.38	0.42	0.40	0.34	(B)0.31
Net realized and unrealized gain (loss)	(0.32)	0.64	(0.26)	(0.11)	0.47
Total investment operations	0.06	1.06	0.14	0.23	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.42)	(0.40)	(0.35)	(0.30)
Net realized gains	–	–	–	(0.16)	(0.07)
Return of capital	(0.04)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.45)	(0.42)	(0.40)	(0.51)	(0.37)
Net asset value, end of year	$11.59	$11.98	$11.34	$11.60	$11.88
Total return (C)	0.60%	9.54%	1.19%	2.26%	6.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,111	$22,116	$30,521	$34,191	$58,848
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.07%	1.04%	1.00%	1.04%	0.98%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91%	(B)0.91%
Net investment income (loss) to average net assets	3.22%	3.63%	3.45%	3.02%	(B)2.59%
Portfolio turnover rate	37%	54%	119%	115%	61%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October31, 2020	October31, 2019	October31, 2018	October31, 2017	October31, 2016
Net asset value, beginning of year	$11.99	$11.35	$11.61	$11.88	$11.48
Investment operations:
Net investment income (loss)(A)	0.31	0.36	0.33	0.28	(B)0.24
Net realized and unrealized gain (loss)	(0.32)	0.64	(0.26)	(0.11)	0.46
Total investment operations	(0.01)	1.00	0.07	0.17	0.70
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.36)	(0.33)	(0.28)	(0.23)
Net realized gains	–	–	–	(0.16)	(0.07)
Return of capital	(0.03)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.38)	(0.36)	(0.33)	(0.44)	(0.30)
Net asset value, end of year	$11.60	$11.99	$11.35	$11.61	$11.88
Total return (C)	–%	8.89%	0.59%	1.64%	6.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,731	$11,561	$11,389	$12,109	$13,670
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.82%	1.81%	1.76%	1.80%	1.73%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51%	(B)1.51%
Net investment income (loss) to average net assets	2.63%	3.05%	2.84%	2.42%	(B)2.02%
Portfolio turnover rate	37%	54%	119%	115%	61%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.00	$11.36	$11.62	$11.89	$11.48
Investment operations:
Net investment income (loss)(A)	0.39	0.44	0.42	0.36	(B)0.33
Net realized and unrealized gain (loss)	(0.33)	0.64	(0.26)	(0.10)	0.46
Total investment operations	0.06	1.08	0.16	0.26	0.79
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.44)	(0.42)	(0.37)	(0.31)
Net realized gains	–	–	–	(0.16)	(0.07)
Return of capital	(0.04)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.42)	(0.53)	(0.38)
Net asset value, end of year	$11.59	$12.00	$11.36	$11.62	$11.89
Total return	0.58%	9.70%	1.35%	2.41%	6.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$62,566	$75,539	$61,523	$57,151	$55,795
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.86%	0.84%	0.79%	0.83%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.76%	(B)0.76%
Net investment income (loss) to average net assets	3.37%	3.79%	3.59%	3.17%	(B)2.76%
Portfolio turnover rate	37%	54%	119%	115%	61%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.26	$9.58	$9.97	$9.99	$9.57
Investment operations:
Net investment income (loss)(A)	0.10	0.16	0.20	0.14	(B)0.08
Net realized and unrealized gain (loss)	0.51	0.67	(0.38)	(0.03)	0.34
Total investment operations	0.61	0.83	(0.18)	0.11	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.15)	(0.21)	(0.13)	–
Net asset value, end of year	$10.78	$10.26	$9.58	$9.97	$9.99
Total return (C)	5.99%	8.73%	(1.81)%	1.11%	4.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$866	$778	$719	$634	$645
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.10%	(D)1.07%	(D)0.95%	1.55%	1.00%
Including waiver and/or reimbursement and recapture	(D)1.00%	(D)1.00%	(D)1.00%	1.00%	(B)0.99%
Net investment income (loss) to average net assets	0.97%	1.59%	2.02%	1.39%	(B)0.81%
Portfolio turnover rate	28%	23%	36%	41%	39%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.04	$9.41	$9.81	$9.84	$9.50
Investment operations:
Net investment income (loss)(A)	0.05	0.08	0.13	0.07	(B)0.01
Net realized and unrealized gain (loss)	0.47	0.66	(0.38)	(0.03)	0.33
Total investment operations	0.52	0.74	(0.25)	0.04	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.11)	(0.15)	(0.07)	–
Net asset value, end of year	$10.52	$10.04	$9.41	$9.81	$9.84
Total return (C)	5.23%	7.90%	(2.59)%	0.46%	3.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$562	$529	$456	$709	$517
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.80%	(D)1.80%	(D)1.81%	1.80%	1.77%
Including waiver and/or reimbursement and recapture	(D)1.75%	(D)1.75%	(D)1.75%	1.75%	(B)1.74%
Net investment income (loss) to average net assets	0.44%	0.80%	1.35%	0.70%	(B)0.12%
Portfolio turnover rate	28%	23%	36%	41%	39%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.32	$9.63	$10.03	$10.03	$9.59
Investment operations:
Net investment income (loss)(A)	0.16	0.18	0.18	0.17	(B)0.10
Net realized and unrealized gain (loss)	0.49	0.68	(0.34)	(0.03)	0.34
Total investment operations	0.65	0.86	(0.16)	0.14	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.17)	(0.24)	(0.14)	–
Net asset value, end of year	$10.86	$10.32	$9.63	$10.03	$10.03
Total return	6.33%	8.97%	(1.67)%	1.47%	4.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,897	$4,658	$2,156	$270	$1,336
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(C)0.82%	(C)0.82%	(C)0.82%	0.81%	0.79%
Including waiver and/or reimbursement and recapture	(C)0.73%	(C)0.75%	(C)0.75%	0.75%	(B)0.74%
Net investment income (loss) to average net assets	1.48%	1.80%	1.81%	1.76%	(B)0.98%
Portfolio turnover rate	28%	23%	36%	41%	39%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$10.35	$9.66	$10.05	$10.05	$9.92
Investment operations:
Net investment income (loss)(B)	0.16	0.19	0.24	0.17	(C)0.03
Net realized and unrealized gain (loss)	0.49	0.67	(0.39)	(0.02)	0.10
Total investment operations	0.65	0.86	(0.15)	0.15	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.17)	(0.24)	(0.15)	–
Net asset value, end of period/year	$10.89	$10.35	$9.66	$10.05	$10.05
Total return	6.33%	8.97%	(1.53)%	1.53%	(D)1.31%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$59	$55	$51	$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)0.72%	(E)0.71%	(E)0.70%	0.70%	(F)0.66%
Including waiver and/or reimbursement and recapture	(E)0.72%	(E)0.71%	(E)0.70%	0.70%	(C),(F)0.64%
Net investment income (loss) to average net assets	1.47%	1.87%	2.37%	1.69%	(C),(F)1.15%
Portfolio turnover rate	28%	23%	36%	41%	39%
(A)
Commenced operations on July 25, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.80	$11.06	$11.40	$11.57	$11.31
Investment operations:
Net investment income (loss)(A)	0.19	0.28	0.26	0.23	(B)0.21
Net realized and unrealized gain (loss)	0.13	0.75	(0.34)	(0.10)	0.30
Total investment operations	0.32	1.03	(0.08)	0.13	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.26)	(0.23)	(0.20)
Net realized gains	–	–	–	(0.07)	(0.05)
Return of capital	(0.04)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.28)	(0.29)	(0.26)	(0.30)	(0.25)
Net asset value, end of year	$11.84	$11.80	$11.06	$11.40	$11.57
Total return (C)	2.73%	9.35%	(0.73)%	1.20%	4.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$245,980	$218,941	$269,452	$312,347	$426,748
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.75%	0.78%	0.77%	0.78%	0.78%
Including waiver and/or reimbursement and recapture	0.65%	0.68%	0.67%	0.68%	(B)0.68%
Net investment income (loss) to average net assets	1.65%	2.47%	2.29%	2.00%	(B)1.79%
Portfolio turnover rate	20%	14%	34%	55%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.78	$11.03	$11.38	$11.54	$11.28
Investment operations:
Net investment income (loss)(A)	0.12	0.21	0.19	0.16	(B)0.14
Net realized and unrealized gain (loss)	0.13	0.75	(0.35)	(0.09)	0.31
Total investment operations	0.25	0.96	(0.16)	0.07	0.45
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.19)	(0.16)	(0.14)
Net realized gains	–	–	–	(0.07)	(0.05)
Return of capital	(0.03)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.21)	(0.21)	(0.19)	(0.23)	(0.19)
Net asset value, end of year	$11.82	$11.78	$11.03	$11.38	$11.54
Total return (C)	2.10%	8.80%	(1.43)%	0.67%	4.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$138,959	$143,332	$148,672	$180,744	$199,784
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.52%	1.55%	1.53%	1.54%	1.53%
Including waiver and/or reimbursement and recapture	1.27%	1.30%	1.28%	1.29%	(B)1.29%
Net investment income (loss) to average net assets	1.03%	1.86%	1.67%	1.39%	(B)1.18%
Portfolio turnover rate	20%	14%	34%	55%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October31, 2020	October31, 2019	October31, 2018	October31, 2017	October 31, 2016
Net asset value, beginning of year	$11.85	$11.11	$11.46	$11.62	$11.36
Investment operations:
Net investment income (loss)(A)	0.21	0.30	0.27	0.24	(B)0.22
Net realized and unrealized gain (loss)	0.12	0.74	(0.35)	(0.09)	0.30
Total investment operations	0.33	1.04	(0.08)	0.15	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.30)	(0.27)	(0.24)	(0.21)
Net realized gains	–	–	–	(0.07)	(0.05)
Return of capital	(0.04)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.30)	(0.30)	(0.27)	(0.31)	(0.26)
Net asset value, end of year	$11.88	$11.85	$11.11	$11.46	$11.62
Total return	2.81%	9.45%	(0.71)%	1.39%	4.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,888,406	$1,354,326	$999,826	$914,290	$833,151
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.59%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.49%	0.56%	0.58%	0.59%	(B)0.61%
Net investment income (loss) to average net assets	1.80%	2.59%	2.38%	2.09%	(B)1.86%
Portfolio turnover rate	20%	14%	34%	55%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.65	$17.30	$19.29	$16.49	$17.37
Investment operations:
Net investment income (loss)(A)	0.20	0.32	0.33	0.43	(B)0.29
Net realized and unrealized gain (loss)	(1.69)	0.83	(1.79)	2.61	(0.78)
Total investment operations	(1.49)	1.15	(1.46)	3.04	(0.49)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.28)	(0.53)	(0.20)	(0.30)
Net realized gains	–	(0.52)	–	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.43)	(0.80)	(0.53)	(0.24)	(0.39)
Net asset value, end of year	$15.73	$17.65	$17.30	$19.29	$16.49
Total return (C)	(8.77)%	7.28%	(7.82)%	18.72%	(2.83)%
Ratio and supplemental data:
Net assets end of year (000’s)	$147,674	$153,300	$202,462	$274,610	$313,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.28%	1.23%	1.20%	1.24%
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.22%	1.20%	(B)1.30%
Net investment income (loss) to average net assets	1.22%	1.94%	1.74%	2.43%	(B)1.78%
Portfolio turnover rate	18%	13%	21%	22%	19%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.34	$16.97	$18.97	$16.22	$17.11
Investment operations:
Net investment income (loss)(A)	0.07	0.19	0.21	0.29	(B)0.17
Net realized and unrealized gain (loss)	(1.66)	0.83	(1.78)	2.58	(0.76)
Total investment operations	(1.59)	1.02	(1.57)	2.87	(0.59)
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.13)	(0.43)	(0.08)	(0.21)
Net realized gains	–	(0.52)	–	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.29)	(0.65)	(0.43)	(0.12)	(0.30)
Net asset value, end of year	$15.46	$17.34	$16.97	$18.97	$16.22
Total return (C)	(9.38)%	6.50%	(8.49)%	17.88%	(3.47)%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,884	$46,960	$64,847	$72,542	$60,630
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%	1.96%	1.94%	1.94%	1.96%
Including waiver and/or reimbursement and recapture	1.96%	1.96%	1.94%	1.94%	(B)1.96%
Net investment income (loss) to average net assets	0.45%	1.15%	1.12%	1.64%	(B)1.07%
Portfolio turnover rate	18%	13%	21%	22%	19%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.89	$17.54	$19.55	$16.73	$17.60
Investment operations:
Net investment income (loss)(A)	0.26	0.39	0.42	0.50	(B)0.36
Net realized and unrealized gain (loss)	(1.70)	0.83	(1.83)	2.63	(0.79)
Total investment operations	(1.44)	1.22	(1.41)	3.13	(0.43)
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.35)	(0.60)	(0.27)	(0.35)
Net realized gains	–	(0.52)	–	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.50)	(0.87)	(0.60)	(0.31)	(0.44)
Net asset value, end of year	$15.95	$17.89	$17.54	$19.55	$16.73
Total return	(8.38)%	7.66%	(7.49)%	19.09%	(2.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,891,398	$2,210,381	$2,495,943	$2,242,175	$1,552,632
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89%	0.90%
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89%	(B)0.90%
Net investment income (loss) to average net assets	1.58%	2.31%	2.17%	2.77%	(B)2.20%
Portfolio turnover rate	18%	13%	21%	22%	19%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$18.09	$17.73	$19.76	$16.90	$17.62
Investment operations:
Net investment income (loss)(A)	0.28	0.41	0.46	0.56	(B)0.42
Net realized and unrealized gain (loss)	(1.72)	0.84	(1.87)	2.62	(0.84)
Total investment operations	(1.44)	1.25	(1.41)	3.18	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.62)	(0.28)	(0.21)
Net realized gains	–	(0.52)	–	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.62)	(0.32)	(0.30)
Net asset value, end of year	$16.13	$18.09	$17.73	$19.76	$16.90
Total return	(8.31)%	7.76%	(7.43)%	19.24%	(2.37)%
Ratio and supplemental data:
Net assets end of year (000’s)	$222,323	$255,860	$198,633	$180,679	$56,917
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	(B)0.80%
Net investment income (loss) to average net assets	1.70%	2.42%	2.35%	3.06%	(B)2.53%
Portfolio turnover rate	18%	13%	21%	22%	19%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018(A)
Net asset value, beginning of period/year	$7.53	$7.85	$8.89
Investment operations:
Net investment income (loss)(B)	0.08	0.14	0.09
Net realized and unrealized gain (loss)	0.28	0.75	(1.13)
Total investment operations	0.36	0.89	(1.04)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	–
Net realized gains	–	(1.10)	–
Total dividends and/or distributions to shareholders	(0.12)	(1.21)	–
Net asset value, end of period/year	$7.77	$7.53	$7.85
Total return (C)	4.81%	14.77%	(D)(11.70)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$190	$106	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%	1.74%	(E)1.43%
Including waiver and/or reimbursement and recapture	1.20%	1.23%	(E)1.30%
Net investment income (loss) to average net assets	1.11%	2.06%	(E)1.49%
Portfolio turnover rate	28%	25%	119%
(A)
Commenced operations on March 1, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Not annualized.
(E)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018(A)
Net asset value, beginning of period/year	$7.55	$7.86	$8.89
Investment operations:
Net investment income (loss)(B)	0.09	0.14	0.13
Net realized and unrealized gain (loss)	0.28	0.77	(1.16)
Total investment operations	0.37	0.91	(1.03)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	–
Net realized gains	–	(1.10)	–
Total dividends and/or distributions to shareholders	(0.13)	(1.22)	–
Net asset value, end of period/year	$7.79	$7.55	$7.86
Total return	4.96%	14.99%	(C)(11.59)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$21	$19	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.43%	(D)1.36%
Including waiver and/or reimbursement and recapture	1.03%	1.05%	(D)1.05%
Net investment income (loss) to average net assets	1.24%	1.93%	(D)2.27%
Portfolio turnover rate	28%	25%	119%
(A)
Commenced operations on March 1, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018(A)
Net asset value, beginning of period/year	$7.57	$7.87	$8.89
Investment operations:
Net investment income (loss)(B)	0.11	0.16	0.16
Net realized and unrealized gain (loss)	0.28	0.77	(1.18)
Total investment operations	0.39	0.93	(1.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	–
Net realized gains	–	(1.10)	–
Total dividends and/or distributions to shareholders	(0.15)	(1.23)	–
Net asset value, end of period/year	$7.81	$7.57	$7.87
Total return	5.19%	15.35%	(C)(11.47)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10	$9
Expenses to average net assets	0.81%	0.80%	(D)0.83%
Net investment income (loss) to average net assets	1.46%	2.26%	(D)2.72%
Portfolio turnover rate	28%	25%	119%
(A)
Commenced operations on March 1, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.60	$12.44	$13.67	$11.39	$12.40
Investment operations:
Net investment income (loss)(A)	0.13	0.24	0.27	0.18	(B)0.25
Net realized and unrealized gain (loss)	(0.51)	0.83	(1.08)	2.42	(0.55)
Total investment operations	(0.38)	1.07	(0.81)	2.60	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.42)	(0.24)	(0.29)
Net realized gains	–	(0.69)	–	(0.08)	(0.42)
Total dividends and/or distributions to shareholders	(0.28)	(0.91)	(0.42)	(0.32)	(0.71)
Net asset value, end of year	$11.94	$12.60	$12.44	$13.67	$11.39
Total return	(3.21)%	9.84%	(6.20)%	23.51%	(2.48)%
Ratio and supplemental data:
Net assets end of year (000’s)	$232,368	$105,692	$291,455	$326,445	$273,540
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.10%	1.12%	1.12%	1.12%
Including waiver and/or reimbursement and recapture	1.11%	1.10%	1.12%	1.12%	(B)1.11%
Net investment income (loss) to average net assets	1.09%	2.07%	1.92%	1.48%	(B)2.18%
Portfolio turnover rate	30%	18%	20%	25%	20%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class A
	October31, 2020	October31, 2019	October31, 2018(A)
Net asset value, beginning of period/year	$9.60	$9.19	$10.00
Investment operations:
Net investment income (loss)(B)	0.14	0.18	(0.01)
Net realized and unrealized gain (loss)	(1.12)	0.24	(0.80)
Total investment operations	(0.98)	0.42	(0.81)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.01)	–
Net asset value, end of period/year	$8.62	$9.60	$9.19
Total return (C)	(10.21)%	4.59%	(D)(8.10)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$473	$498	$459
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.20%	3.11%	(F)14.60%
Including waiver and/or reimbursement and recapture	1.25%	1.24%	(F)1.25%
Net investment income (loss) to average net assets	1.60%	1.95%	(F)(0.74)%
Portfolio turnover rate	49%	35%	(D)2%
(A)
Commenced operations on September 28, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018(A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.20	(C)(0.00)
Net realized and unrealized gain (loss)	(1.13)	0.24	(0.81)
Total investment operations	(0.96)	0.44	(0.81)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	–
Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(D)(8.10)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$439	$501	$459
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.03%	2.95%	(F)14.44%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	(F)1.00%
Net investment income (loss) to average net assets	1.83%	2.21%	(F)(0.49)%
Portfolio turnover rate	49%	35%	(D)2%
(A)
Commenced operations on September 28, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class R6
	October31, 2020	October31, 2019	October31, 2018(A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.20	(C)(0.00)
Net realized and unrealized gain (loss)	(1.13)	0.24	(0.81)
Total investment operations	(0.96)	0.44	(0.81)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	–
Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(D)(8.10)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$434	$482	$460
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.93%	2.85%	(F)14.35%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	(F)1.00%
Net investment income (loss) to average net assets	1.85%	2.20%	(F)(0.50)%
Portfolio turnover rate	49%	35%	(D)2%
(A)
Commenced operations on September 28, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.97	$12.09	$13.56	$12.36	$12.71
Investment operations:
Net investment income (loss)(A)	0.19	0.19	0.14	0.14	(B)0.14
Net realized and unrealized gain (loss)	(1.57)	(C)(0.02)	(0.04)	2.28	0.98
Total investment operations	(1.38)	0.17	0.10	2.42	1.12
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.19)	(0.12)	(0.17)	(0.15)
Net realized gains	(0.31)	(1.10)	(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.49)	(1.29)	(1.57)	(1.22)	(1.47)
Net asset value, end of year	$9.10	$10.97	$12.09	$13.56	$12.36
Total return (D)	(13.06)%	2.51%	0.56%	20.29%	9.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,011	$81,213	$95,523	$103,851	$71,700
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.08%	1.08%	1.06%	1.05%
Including waiver and/or reimbursement and recapture	(E)1.07%	1.08%	1.08%	1.06%	(B)1.04%
Net investment income (loss) to average net assets	1.93%	1.69%	1.06%	1.11%	(B)1.16%
Portfolio turnover rate	184%	162%	139%	128%	127%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.90	$12.01	$13.48	$12.31	$12.67
Investment operations:
Net investment income (loss)(A)	0.12	0.11	0.04	0.04	(B)0.05
Net realized and unrealized gain (loss)	(1.57)	(C)(0.02)	(0.02)	2.27	0.98
Total investment operations	(1.45)	0.09	0.02	2.31	1.03
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.10)	(0.04)	(0.09)	(0.07)
Net realized gains	(0.31)	(1.10)	(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.40)	(1.20)	(1.49)	(1.14)	(1.39)
Net asset value, end of year	$9.05	$10.90	$12.01	$13.48	$12.31
Total return (D)	(13.77)%	1.81%	(0.16)%	19.37%	9.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,804	$38,234	$49,839	$49,014	$22,482
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%	1.82%	1.80%	1.79%	1.80%
Including waiver and/or reimbursement and recapture	(E)1.83%	1.82%	1.80%	1.79%	(B)1.80%
Net investment income (loss) to average net assets	1.21%	0.96%	0.33%	0.30%	(B)0.43%
Portfolio turnover rate	184%	162%	139%	128%	127%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.05	$12.16	$13.64	$12.43	$12.77
Investment operations:
Net investment income (loss)(A)	0.24	0.23	0.17	0.15	(B)0.17
Net realized and unrealized gain (loss)	(1.59)	(C)(0.02)	(0.04)	2.31	0.99
Total investment operations	(1.35)	0.21	0.13	2.46	1.16
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.22)	(0.16)	(0.20)	(0.18)
Net realized gains	(0.31)	(1.10)	(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)	(1.32)	(1.61)	(1.25)	(1.50)
Net asset value, end of year	$9.17	$11.05	$12.16	$13.64	$12.43
Total return	(12.67)%	2.88%	0.78%	20.55%	10.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,131	$251,629	$375,161	$245,508	$56,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.79%	0.80%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	(D)0.68%	(D)0.77%	0.80%	0.79%	(B)0.78%
Net investment income (loss) to average net assets	2.38%	2.02%	1.31%	1.17%	(B)1.37%
Portfolio turnover rate	184%	162%	139%	128%	127%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2021. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.04	$12.16	$13.63	$12.42	$12.76
Investment operations:
Net investment income (loss)(A)	0.22	0.23	0.18	0.17	(B)0.15
Net realized and unrealized gain (loss)	(1.57)	(C)(0.02)	(0.02)	2.30	1.02
Total investment operations	(1.35)	0.21	0.16	2.47	1.17
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.18)	(0.21)	(0.19)
Net realized gains	(0.31)	(1.10)	(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)	(1.33)	(1.63)	(1.26)	(1.51)
Net asset value, end of year	$9.16	$11.04	$12.16	$13.63	$12.42
Total return	(12.66)%	2.90%	0.96%	20.66%	10.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$25,121	$30,426	$27,069	$16,356	$3,391
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.69%	0.69%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	(D)0.66%	0.69%	0.69%	0.69%	(B)0.68%
Net investment income (loss) to average net assets	2.30%	2.06%	1.42%	1.29%	(B)1.25%
Portfolio turnover rate	184%	162%	139%	128%	127%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.33	$12.98	$14.14	$13.12
Investment operations:
Net investment income (loss)(B)	(0.07)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.83	1.58	(C)(0.91)	1.03
Total investment operations	1.76	1.52	(0.92)	1.02
Dividends and/or distributions to shareholders:
Net investment income	–	(0.01)	(0.01)	–
Net realized gains	(0.18)	(4.16)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.18)	(4.17)	(0.24)	–
Net asset value, end of period/year	$11.91	$10.33	$12.98	$14.14
Total return (D)	17.25%	23.15%	(6.88)%	(E)7.77%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,670	$11,984	$8,997	$9,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.31%	1.28%	(F)1.30%
Including waiver and/or reimbursement and recapture	1.19%	1.20%	1.10%	(F)1.30%
Net investment income (loss) to average net assets	(0.68)%	(0.62)%	(0.04)%	(F)(0.10)%
Portfolio turnover rate	91%	136%	61%	(E)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)
Not annualized.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.74	$12.55	$13.77	$12.84
Investment operations:
Net investment income (loss)(B)	(0.14)	(0.12)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	1.72	1.47	(C)(0.88)	1.00
Total investment operations	1.58	1.35	(0.99)	0.93
Dividends and/or distributions to shareholders:
Net realized gains	(0.18)	(4.16)	(0.23)	–
Net asset value, end of period/year	$11.14	$9.74	$12.55	$13.77
Total return (D)	16.43%	22.29%	(7.58)%	(E)7.24%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,341	$1,370	$1,268	$1,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	2.06%	2.05%	(F)2.05%
Including waiver and/or reimbursement and recapture	1.94%	1.93%	1.85%	(F)2.05%
Net investment income (loss) to average net assets	(1.43)%	(1.34)%	(0.79)%	(F)(0.85)%
Portfolio turnover rate	91%	136%	61%	(E)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.
(E)
Not annualized.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.46	$13.09	$14.27	$13.21
Investment operations:
Net investment income (loss)(B)	(0.04)	(0.03)	0.03	0.02
Net realized and unrealized gain (loss)	1.86	1.60	(C)(0.93)	1.04
Total investment operations	1.82	1.57	(0.90)	1.06
Dividends and/or distributions to shareholders:
Net investment income	–	(0.04)	(0.05)	–
Net realized gains	(0.18)	(4.16)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.18)	(4.20)	(0.28)	–
Net asset value, end of period/year	$12.10	$10.46	$13.09	$14.27
Total return	17.61%	23.45%	(6.64)%	(D)8.02%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,488	$769	$664	$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	1.00%	0.99%	(E)0.98%
Including waiver and/or reimbursement and recapture	0.88%	0.90%	0.85%	(E)0.98%
Net investment income (loss) to average net assets	(0.38)%	(0.32)%	0.20%	(E)0.22%
Portfolio turnover rate	91%	136%	61%	(D)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.63	$11.53	$11.86	$11.80	$11.37
Investment operations:
Net investment income (loss)(A)	0.09	0.11	0.09	0.07	(B)0.06
Net realized and unrealized gain (loss)	(1.29)	0.83	0.50	0.95	0.78
Total investment operations	(1.20)	0.94	0.59	1.02	0.84
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.11)	(0.09)	(0.12)	(0.14)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.38)	(0.84)	(0.92)	(0.96)	(0.41)
Net asset value, end of year	$10.05	$11.63	$11.53	$11.86	$11.80
Total return (C)	(10.80)%	9.64%	4.75%	8.77%	7.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,788	$22,143	$108,568	$116,047	$75,556
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.33%	1.25%	1.09%	1.08%
Including waiver and/or reimbursement and recapture	1.20%	1.11%	1.05%	1.09%	(B)1.08%
Net investment income (loss) to average net assets	0.86%	1.01%	0.78%	0.57%	(B)0.55%
Portfolio turnover rate	82%	77%	85%	76%	95%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.48	$11.35	$11.71	$11.70	$11.31
Investment operations:
Net investment income (loss)(A)	0.02	(B)(0.00)	0.01	(0.03)	(C)(0.04)
Net realized and unrealized gain (loss)	(1.28)	0.88	0.48	0.95	0.79
Total investment operations	(1.26)	0.88	0.49	0.92	0.75
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.02)	(0.02)	(0.07)	(0.09)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.35)	(0.75)	(0.85)	(0.91)	(0.36)
Net asset value, end of year	$9.87	$11.48	$11.35	$11.71	$11.70
Total return (D)	(11.43)%	9.00%	4.00%	7.95%	6.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,167	$19,808	$17,476	$17,808	$7,104
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%	1.89%	1.88%	1.89%	1.90%
Including waiver and/or reimbursement and recapture	1.91%	1.86%	1.80%	1.89%	(C)1.90%
Net investment income (loss) to average net assets	0.16%	(0.04)%	0.06%	(0.29)%	(C)(0.37)%
Portfolio turnover rate	82%	77%	85%	76%	95%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.73	$11.60	$11.93	$11.85	$11.41
Investment operations:
Net investment income (loss)(A)	0.12	0.11	0.13	0.10	(B)0.11
Net realized and unrealized gain (loss)	(1.28)	0.89	0.49	0.95	0.75
Total investment operations	(1.16)	1.00	0.62	1.05	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.12)	(0.13)	(0.15)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.46)	(0.87)	(0.95)	(0.97)	(0.42)
Net asset value, end of year	$10.11	$11.73	$11.60	$11.93	$11.85
Total return	(10.48)%	9.99%	5.16%	8.94%	8.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$475,103	$512,150	$368,787	$394,378	$298,589
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.80%	0.86%	(B)0.86%
Net investment income (loss) to average net assets	1.16%	0.94%	1.09%	0.79%	(B)0.97%
Portfolio turnover rate	82%	77%	85%	76%	95%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$11.83	$11.70	$12.03	$11.87	$11.87
Investment operations:
Net investment income (loss)(B)	0.13	0.12	0.04	0.08	(C)0.01
Net realized and unrealized gain (loss)	(1.30)	0.90	0.59	0.98	(D)(0.01)
Total investment operations	(1.17)	1.02	0.63	1.06	–
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)	(0.13)	(0.06)	–
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	–
Total dividends and/or distributions to shareholders	(0.47)	(0.89)	(0.96)	(0.90)	–
Net asset value, end of period/year	$10.19	$11.83	$11.70	$12.03	$11.87
Total return	(10.40)%	10.06%	5.22%	9.09%	(E)0.00%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$209,734	$222,061	$166,519	$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.76%	(F)0.79%
Including waiver and/or reimbursement and recapture	0.75%	(G)0.75%	0.71%	0.76%	(C),(F)0.78%
Net investment income (loss) to average net assets	1.27%	1.08%	0.30%	0.68%	(C),(F)0.18%
Portfolio turnover rate	82%	77%	85%	76%	95%
(A)
Commenced operations on July 25, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)
Not annualized.
(F)
Annualized.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.88	$7.37	$7.59	$7.94
Investment operations:
Net investment income (loss)(A)	0.12	0.16	0.03	0.15	(B)0.24
Net realized and unrealized gain (loss)	(1.58)	(0.17)	(0.16)	0.04	(C)(0.33)
Total investment operations	(1.46)	(0.01)	(0.13)	0.19	(0.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.07)	(0.07)	(0.30)	(0.26)
Return of capital	(0.09)	(0.28)	(0.29)	(0.11)	–
Total dividends and/or distributions to shareholders	(0.33)	(0.35)	(0.36)	(0.41)	(0.26)
Net asset value, end of year	$4.73	$6.52	$6.88	$7.37	$7.59
Total return (D)	(22.37)%	(0.20)%	(1.85)%	2.30%	(0.87)%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,353	$16,363	$23,096	$32,083	$43,221
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.69%	1.63%	1.61%	1.58%	1.57%
Including waiver and/or reimbursement and recapture	1.60%	1.60%	1.60%	1.58%	(B)1.56%
Net investment income (loss) to average net assets	2.27%	2.27%	0.40%	1.97%	(B)3.50%
Portfolio turnover rate	20%	20%	33%	41%	79%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.50	$6.85	$7.34	$7.55	$7.91
Investment operations:
Net investment income (loss)(A)	0.11	0.10	(0.02)	0.09	(B)0.19
Net realized and unrealized gain (loss)	(1.62)	(0.15)	(0.17)	0.05	(C)(0.35)
Total investment operations	(1.51)	(0.05)	(0.19)	0.14	(0.16)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.06)	(0.06)	(0.25)	(0.20)
Return of capital	(0.08)	(0.24)	(0.24)	(0.10)	–
Total dividends and/or distributions to shareholders	(0.28)	(0.30)	(0.30)	(0.35)	(0.20)
Net asset value, end of year	$4.71	$6.50	$6.85	$7.34	$7.55
Total return (D)	(23.15)%	(0.84)%	(2.66)%	1.64%	(1.79)%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,225	$11,796	$15,955	$23,673	$31,067
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.47%	2.42%	2.39%	2.36%	2.36%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35%	2.35%	(B)2.35%
Net investment income (loss) to average net assets	2.08%	1.52%	(0.29)%	1.10%	(B)2.73%
Portfolio turnover rate	20%	20%	33%	41%	79%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.89	$7.37	$7.59	$7.95
Investment operations:
Net investment income (loss)(A)	0.11	0.18	0.07	0.16	(B)0.26
Net realized and unrealized gain (loss)	(1.57)	(0.18)	(0.17)	0.05	(C)(0.34)
Total investment operations	(1.46)	–	(0.10)	0.21	(0.08)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.07)	(0.08)	(0.31)	(0.28)
Return of capital	(0.09)	(0.30)	(0.30)	(0.12)	–
Total dividends and/or distributions to shareholders	(0.34)	(0.37)	(0.38)	(0.43)	(0.28)
Net asset value, end of year	$4.72	$6.52	$6.89	$7.37	$7.59
Total return	(22.28)%	(0.03)%	(1.42)%	2.61%	(0.68)%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,247	$14,258	$21,257	$48,023	$39,716
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.33%	1.30%	1.30%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.33%	1.30%	1.30%	1.29%	(B)1.25%
Net investment income (loss) to average net assets	2.08%	2.56%	1.02%	2.05%	(B)3.79%
Portfolio turnover rate	20%	20%	33%	41%	79%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.64	$10.91	$10.96	$9.97	$9.97
Investment operations:
Net investment income (loss)(A)	0.40	0.40	0.39	0.39	(B)0.35
Net realized and unrealized gain (loss)	(0.09)	0.82	(0.05)	0.96	0.03
Total investment operations	0.31	1.22	0.34	1.35	0.38
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.36)	(0.35)	(0.36)	(0.34)
Net realized gains	(0.01)	(0.13)	(0.04)	–	(0.04)
Total dividends and/or distributions to shareholders	(0.42)	(0.49)	(0.39)	(0.36)	(0.38)
Net asset value, end of year	$11.53	$11.64	$10.91	$10.96	$9.97
Total return (C)	2.91%	11.72%	3.11%	13.77%	3.88%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,696	$34,731	$27,644	$20,733	$2,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.12%	1.20%	1.19%	(D)1.21%
Including waiver and/or reimbursement and recapture	1.03%	1.12%	1.20%	(E)1.21%	(B),(D)1.20%
Net investment income (loss) to average net assets	3.54%	3.59%	3.50%	3.74%	(B)3.60%
Portfolio turnover rate	61%	53%	38%	79%	51%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.59	$10.86	$10.92	$9.94	$9.94
Investment operations:
Net investment income (loss)(A)	0.32	0.31	0.31	0.31	(B)0.28
Net realized and unrealized gain (loss)	(0.09)	0.84	(0.07)	0.97	0.03
Total investment operations	0.23	1.15	0.24	1.28	0.31
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.29)	(0.26)	(0.30)	(0.27)
Net realized gains	(0.01)	(0.13)	(0.04)	–	(0.04)
Total dividends and/or distributions to shareholders	(0.34)	(0.42)	(0.30)	(0.30)	(0.31)
Net asset value, end of year	$11.48	$11.59	$10.86	$10.92	$9.94
Total return (C)	2.17%	11.00%	2.24%	12.97%	3.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$52,109	$46,600	$38,322	$43,076	$4,173
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.85%	1.92%	1.94%	(D)1.94%
Including waiver and/or reimbursement and recapture	1.76%	1.85%	1.92%	1.94%	(B),(D)1.95%
Net investment income (loss) to average net assets	2.82%	2.86%	2.80%	2.99%	(B)2.86%
Portfolio turnover rate	61%	53%	38%	79%	51%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.64	$10.91	$10.97	$9.97	$9.97
Investment operations:
Net investment income (loss)(A)	0.44	0.43	0.42	0.42	(B)0.38
Net realized and unrealized gain (loss)	(0.10)	0.83	(0.06)	0.97	0.02
Total investment operations	0.34	1.26	0.36	1.39	0.40
Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.40)	(0.38)	(0.39)	(0.36)
Net realized gains	(0.01)	(0.13)	(0.04)	–	(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.53)	(0.42)	(0.39)	(0.40)
Net asset value, end of year	$11.53	$11.64	$10.91	$10.97	$9.97
Total return	3.17%	12.14%	3.27%	14.10%	4.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$170,942	$153,353	$92,148	$71,827	$41,691
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.85%	0.93%	0.94%	(C)1.01%
Including waiver and/or reimbursement and recapture	0.72%	0.83%	0.95%	(D)0.96%	(B),(C)0.95%
Net investment income (loss) to average net assets	3.87%	3.86%	3.75%	4.02%	(B)3.83%
Portfolio turnover rate	61%	53%	38%	79%	51%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.66	$27.54	$27.90	$24.88	$24.86
Investment operations:
Net investment income (loss)(A)	0.28	0.36	0.34	0.28	(B)0.25
Net realized and unrealized gain (loss)	2.44	2.79	0.24	3.15	0.61
Total investment operations	2.72	3.15	0.58	3.43	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.37)	(0.35)	(0.32)	(0.26)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.15)	(2.03)	(0.94)	(0.41)	(0.84)
Net asset value, end of year	$30.23	$28.66	$27.54	$27.90	$24.88
Total return (C)	9.76%	12.53%	2.05%	13.89%	3.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$572,827	$558,639	$532,861	$573,224	$406,606
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	1.10%
Including waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	(B)1.08%
Net investment income (loss) to average net assets	0.98%	1.34%	1.22%	1.07%	(B)1.04%
Portfolio turnover rate	53%	41%	48%	39%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.11	$27.04	$27.41	$24.45	$24.44
Investment operations:
Net investment income (loss)(A)	0.06	0.15	0.13	0.08	(B)0.08
Net realized and unrealized gain (loss)	2.39	2.75	0.22	3.09	0.59
Total investment operations	2.45	2.90	0.35	3.17	0.67
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.17)	(0.13)	(0.12)	(0.08)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(0.94)	(1.83)	(0.72)	(0.21)	(0.66)
Net asset value, end of year	$29.62	$28.11	$27.04	$27.41	$24.45
Total return (C)	8.89%	11.73%	1.25%	13.02%	2.84%
Ratio and supplemental data:
Net assets end of year (000’s)	$216,561	$195,175	$184,727	$222,884	$208,410
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.80%	1.79%	1.79%	1.83%
Including waiver and/or reimbursement and recapture	1.76%	1.80%	1.79%	1.79%	(B)1.82%
Net investment income (loss) to average net assets	0.22%	0.58%	0.47%	0.32%	(B)0.33%
Portfolio turnover rate	53%	41%	48%	39%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.81	$27.67	$28.03	$24.99	$24.96
Investment operations:
Net investment income (loss)(A)	0.35	0.43	0.41	0.34	(B)0.32
Net realized and unrealized gain (loss)	2.45	2.80	0.23	3.16	0.60
Total investment operations	2.80	3.23	0.64	3.50	0.92
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.43)	(0.41)	(0.37)	(0.31)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.22)	(2.09)	(1.00)	(0.46)	(0.89)
Net asset value, end of year	$30.39	$28.81	$27.67	$28.03	$24.99
Total return	9.99%	12.79%	2.26%	14.13%	3.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$296,123	$244,156	$232,308	$266,637	$208,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.82%	0.82%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.79%	0.82%	0.82%	0.82%	(B)0.84%
Net investment income (loss) to average net assets	1.18%	1.55%	1.44%	1.28%	(B)1.32%
Portfolio turnover rate	53%	41%	48%	39%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.81	$27.67	$28.03	$24.99	$24.95
Investment operations:
Net investment income (loss)(A)	0.37	0.44	0.44	0.37	(B)0.25
Net realized and unrealized gain (loss)	2.46	2.82	0.23	3.16	0.71
Total investment operations	2.83	3.26	0.67	3.53	0.96
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.46)	(0.44)	(0.40)	(0.34)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.25)	(2.12)	(1.03)	(0.49)	(0.92)
Net asset value, end of year	$30.39	$28.81	$27.67	$28.03	$24.99
Total return	10.11%	12.92%	2.37%	14.25%	3.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,595	$13,458	$7,149	$9,749	$6,316
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.71%	0.71%	0.71%	0.73%
Including waiver and/or reimbursement and recapture	0.69%	0.71%	0.71%	0.71%	(B)0.73%
Net investment income (loss) to average net assets	1.28%	1.62%	1.54%	1.39%	(B)1.02%
Portfolio turnover rate	53%	41%	48%	39%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.29	$10.05	$10.22	$10.23	$10.19
Investment operations:
Net investment income (loss)(A)	0.21	0.26	0.22	0.19	(B)0.20
Net realized and unrealized gain (loss)	(C)0.04	0.24	(0.17)	0.01	0.06
Total investment operations	0.25	0.50	0.05	0.20	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.26)	(0.22)	(0.21)	(0.20)
Return of capital	–	–	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.22)	(0.26)	(0.22)	(0.21)	(0.22)
Net asset value, end of year	$10.32	$10.29	$10.05	$10.22	$10.23
Total return (D)	2.43%	5.04%	0.53%	1.90%	2.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$731,602	$698,062	$732,815	$940,515	$934,615
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.82%	0.85%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.72%	0.82%	0.85%	0.84%	(B)0.84%
Net investment income (loss) to average net assets	2.04%	2.54%	2.16%	1.84%	(B)1.95%
Portfolio turnover rate	44%	61%	60%	52%	45%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.27	$10.03	$10.20	$10.21	$10.17
Investment operations:
Net investment income (loss)(A)	0.13	0.18	0.14	0.11	(B)0.12
Net realized and unrealized gain (loss)	(C)0.03	0.24	(0.16)	0.01	0.06
Total investment operations	0.16	0.42	(0.02)	0.12	0.18
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.18)	(0.15)	(0.13)	(0.12)
Return of capital	–	–	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.13)	(0.18)	(0.15)	(0.13)	(0.14)
Net asset value, end of year	$10.30	$10.27	$10.03	$10.20	$10.21
Total return (D)	1.62%	4.23%	(0.24)%	1.12%	1.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$225,838	$294,497	$393,543	$517,918	$621,425
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%	1.61%	1.62%	1.61%	1.61%
Including waiver and/or reimbursement and recapture	1.50%	1.61%	1.62%	1.61%	(B)1.60%
Net investment income (loss) to average net assets	1.28%	1.77%	1.40%	1.07%	(B)1.18%
Portfolio turnover rate	44%	61%	60%	52%	45%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.88	$10.05	$10.05	$10.01
Investment operations:
Net investment income (loss)(A)	0.22	0.27	0.24	0.20	(B)0.21
Net realized and unrealized gain (loss)	(C)0.05	0.24	(0.17)	0.02	0.07
Total investment operations	0.27	0.51	0.07	0.22	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.28)	(0.24)	(0.22)	(0.21)
Return of capital	–	–	–	–	(0.03)
Total dividends and/or distributions to shareholders	(0.23)	(0.28)	(0.24)	(0.22)	(0.24)
Net asset value, end of year	$10.15	$10.11	$9.88	$10.05	$10.05
Total return	2.73%	5.20%	0.71%	2.21%	2.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,979,174	$1,745,843	$1,451,634	$1,312,220	$979,858
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.62%	0.65%	0.64%	0.64%
Including waiver and/or reimbursement and recapture	0.52%	0.62%	0.65%	0.64%	(B)0.63%
Net investment income (loss) to average net assets	2.24%	2.74%	2.39%	2.04%	(B)2.15%
Portfolio turnover rate	44%	61%	60%	52%	45%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.87	$10.03	$10.04	$10.01
Investment operations:
Net investment income (loss)(A)	0.23	0.28	0.26	0.21	(B)0.23
Net realized and unrealized gain (loss)	(C)0.04	0.25	(0.17)	0.01	0.05
Total investment operations	0.27	0.53	0.09	0.22	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.25)	(0.23)	(0.22)
Return of capital	–	–	–	–	(0.03)
Total dividends and/or distributions to shareholders	(0.24)	(0.29)	(0.25)	(0.23)	(0.25)
Net asset value, end of year	$10.14	$10.11	$9.87	$10.03	$10.04
Total return	2.74%	5.42%	0.92%	2.21%	2.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,002	$28,807	$26,240	$1,412	$372
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.54%
Including waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	(B)0.52%
Net investment income (loss) to average net assets	2.32%	2.85%	2.65%	2.14%	(B)2.26%
Portfolio turnover rate	44%	61%	60%	52%	45%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.43	$6.51	$6.89	$12.15	$12.82
Investment operations:
Net investment income (loss)(A)	(0.07)	(0.05)	(0.04)	(0.06)	(B)(0.10)
Net realized and unrealized gain (loss)	0.65	0.61	0.34	2.42	0.49
Total investment operations	0.58	0.56	0.30	2.36	0.39
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	(1.06)
Net asset value, end of year	$6.55	$6.43	$6.51	$6.89	$12.15
Total return (C)	9.34%	11.11%	4.50%	26.31%	3.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,017	$14,777	$18,537	$15,520	$8,835
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%	1.47%	1.41%	1.51%	1.36%
Including waiver and/or reimbursement and recapture	1.40%	1.35%	1.25%	(D)1.41%	(B)1.35%
Net investment income (loss) to average net assets	(1.07)%	(0.81)%	(0.55)%	(0.92)%	(B)(0.82)%
Portfolio turnover rate	69%	72%	55%	80%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$5.72	$5.91	$6.35	$11.77	$12.55
Investment operations:
Net investment income (loss)(A)	(0.10)	(0.09)	(0.08)	(0.10)	(B)(0.18)
Net realized and unrealized gain (loss)	0.57	0.54	0.32	2.30	0.46
Total investment operations	0.47	0.45	0.24	2.20	0.28
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	(1.06)
Net asset value, end of year	$5.73	$5.72	$5.91	$6.35	$11.77
Total return (C)	8.52%	10.28%	3.87%	25.22%	2.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,771	$4,131	$4,604	$3,588	$1,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.15%	2.19%	2.15%	2.23%	2.10%
Including waiver and/or reimbursement and recapture	(E)2.15%	2.10%	2.00%	(D)2.16%	(B)2.09%
Net investment income (loss) to average net assets	(1.81)%	(1.55)%	(1.32)%	(1.69)%	(B)(1.54)%
Portfolio turnover rate	69%	72%	55%	80%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.
(D)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.71	$6.74	$7.09	$12.30	$12.94
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.03)	(0.02)	(0.05)	(B)(0.06)
Net realized and unrealized gain (loss)	0.67	0.64	0.35	2.46	0.48
Total investment operations	0.62	0.61	0.33	2.41	0.42
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	(1.06)
Net asset value, end of year	$6.87	$6.71	$6.74	$7.09	$12.30
Total return	9.56%	11.50%	4.82%	26.40%	3.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$35,706	$37,424	$31,592	$27,564	$2,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.13%	1.11%	1.18%	1.03%
Including waiver and/or reimbursement and recapture	1.09%	1.07%	1.00%	(C)1.16%	(B)1.03%
Net investment income (loss) to average net assets	(0.76)%	(0.54)%	(0.31)%	(0.69)%	(B)(0.48)%
Portfolio turnover rate	69%	72%	55%	80%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$6.83	$6.85	$7.18	$12.36	$12.65
Investment operations:
Net investment income (loss)(B)	(0.04)	(0.03)	(0.02)	(0.04)	(C)(0.01)
Net realized and unrealized gain (loss)	0.68	0.65	0.37	2.48	(D)(0.28)
Total investment operations	0.64	0.62	0.35	2.44	(0.29)
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	–
Net asset value, end of period/year	$7.01	$6.83	$6.85	$7.18	$12.36
Total return	9.69%	11.48%	5.06%	26.63%	(E)(2.29)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$80	$72	$65	$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.03%	1.01%	1.09%	(F)0.97%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.91%	1.09%	(C),(F)0.95%
Net investment income (loss) to average net assets	(0.66)%	(0.46)%	(0.22)%	(0.58)%	(C),(F)(0.37)%
Portfolio turnover rate	69%	72%	55%	80%	43%
(A)
Commenced operations on July 25, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)
Not annualized.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.83	$10.66	$11.94	$11.07
Investment operations:
Net investment income (loss)(B)	0.05	(0.01)	0.02	0.01
Net realized and unrealized gain (loss)	(1.36)	0.11	(0.82)	0.86
Total investment operations	(1.31)	0.10	(0.80)	0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.06)	(0.01)	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.39)	(0.93)	(0.48)	–
Net asset value, end of period/year	$8.13	$9.83	$10.66	$11.94
Total return (C)	(14.03)%	2.35%	(7.12)%	(D)7.76%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,246	$4,543	$3,050	$2,757
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.39%	1.36%	(E)1.45%	(F)1.49%
Including waiver and/or reimbursement and recapture	1.30%	1.27%	(E)1.20%	(F)1.30%
Net investment income (loss) to average net assets	0.66%	(0.08)%	0.20%	(F)0.19%
Portfolio turnover rate	80%	168%	84%	(D)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.67	$10.50	$11.85	$11.03
Investment operations:
Net investment income (loss)(B)	(C)(0.00)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	(1.36)	0.11	(0.82)	0.85
Total investment operations	(1.36)	0.04	(0.88)	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	–	–	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.32)	(0.87)	(0.47)	–
Net asset value, end of period/year	$7.99	$9.67	$10.50	$11.85
Total return (D)	(14.67)%	1.60%	(7.88)%	(E)7.34%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$581	$744	$786	$891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.05%	2.02%	(F)2.06%	(G)2.05%
Including waiver and/or reimbursement and recapture	(H)2.05%	2.00%	(F)1.95%	(G)2.05%
Net investment income (loss) to average net assets	(0.06)%	(0.75)%	(0.52)%	(G)(0.56)%
Portfolio turnover rate	80%	168%	84%	(E)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.
(E)
Not annualized.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
(G)
Annualized.
(H)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.93	$10.75	$12.03	$11.14
Investment operations:
Net investment income (loss)(B)	0.08	0.02	0.07	(C)0.00
Net realized and unrealized gain (loss)	(1.38)	0.12	(0.83)	0.89
Total investment operations	(1.30)	0.14	(0.76)	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.09)	(0.05)	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.41)	(0.96)	(0.52)	–
Net asset value, end of period/year	$8.22	$9.93	$10.75	$12.03
Total return	(13.77)%	2.66%	(6.86)%	(D)7.89%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,838	$15,653	$756	$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.00%	(E)1.07%	(F)1.05%
Including waiver and/or reimbursement and recapture	(G)1.02%	0.99%	(E)0.95%	(F)1.05%
Net investment income (loss) to average net assets	0.96%	0.19%	0.57%	(F)0.01%
Portfolio turnover rate	80%	168%	84%	(D)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.00	$10.81	$12.10	$11.20
Investment operations:
Net investment income (loss)(B)	0.09	0.03	0.07	(C)0.00
Net realized and unrealized gain (loss)	(1.39)	0.12	(0.84)	0.90
Total investment operations	(1.30)	0.15	(0.77)	0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.09)	(0.05)	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.96)	(0.52)	–
Net asset value, end of period/year	$8.28	$10.00	$10.81	$12.10
Total return	(13.69)%	2.84%	(6.85)%	(D)7.93%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$50	$58	$57	$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.90%	(E)0.95%	(F)0.93%
Including waiver and/or reimbursement and recapture	0.90%	(G)0.90%	(E)0.86%	(F)0.93%
Net investment income (loss) to average net assets	1.08%	0.35%	0.57%	(F)0.55%
Portfolio turnover rate	80%	168%	84%	(D)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$25.45	$26.61	$29.46	$25.09	$26.18
Investment operations:
Net investment income (loss)(A)	0.14	0.13	0.14	0.03	(B)0.24
Net realized and unrealized gain (loss)	(2.99)	1.41	0.61	5.92	0.87
Total investment operations	(2.85)	1.54	0.75	5.95	1.11
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.06)	(0.22)	(0.03)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.82)	(2.70)	(3.60)	(1.58)	(2.20)
Net asset value, end of year	$21.78	$25.45	$26.61	$29.46	$25.09
Total return (C)	(11.70)%	7.63%	2.25%	24.23%	4.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$268,643	$349,550	$357,948	$362,890	$338,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.31%	1.29%	1.28%	1.34%
Including waiver and/or reimbursement and recapture	1.31%	1.31%	1.29%	1.28%	(B)1.33%
Net investment income (loss) to average net assets	0.61%	0.54%	0.49%	0.09%	(B)0.99%
Portfolio turnover rate	65%	60%	61%	104%	74%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$21.62	$23.05	$26.07	$22.37	$23.70
Investment operations:
Net investment income (loss)(A)	(0.01)	(0.02)	(0.03)	(0.15)	(B)0.07
Net realized and unrealized gain (loss)	(2.55)	1.15	0.55	5.28	0.77
Total investment operations	(2.56)	1.13	0.52	5.13	0.84
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(0.07)	–
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.69)	(2.56)	(3.54)	(1.43)	(2.17)
Net asset value, end of year	$18.37	$21.62	$23.05	$26.07	$22.37
Total return (C)	(12.35)%	6.85%	1.60%	23.43%	3.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$58,622	$116,291	$165,647	$241,737	$237,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%	2.00%	1.96%	1.95%	2.02%
Including waiver and/or reimbursement and recapture	2.02%	2.00%	1.96%	1.95%	(B)2.01%
Net investment income (loss) to average net assets	(0.04)%	(0.09)%	(0.11)%	(0.59)%	(B)0.31%
Portfolio turnover rate	65%	60%	61%	104%	74%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.46	$27.56	$30.40	$25.84	$26.91
Investment operations:
Net investment income (loss)(A)	0.23	0.23	0.24	0.10	(B)0.34
Net realized and unrealized gain (loss)	(3.11)	1.46	0.63	6.14	0.89
Total investment operations	(2.88)	1.69	0.87	6.24	1.23
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.17)	(0.32)	(0.13)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.91)	(2.79)	(3.71)	(1.68)	(2.30)
Net asset value, end of year	$22.67	$26.46	$27.56	$30.40	$25.84
Total return	(11.41)%	8.03%	2.60%	24.68%	5.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$228,537	$296,684	$270,188	$242,460	$158,538
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95%	0.94%	0.94%	0.98%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.94%	0.94%	(B)0.97%
Net investment income (loss) to average net assets	0.98%	0.90%	0.82%	0.35%	(B)1.35%
Portfolio turnover rate	65%	60%	61%	104%	74%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.64	$27.74	$30.56	$25.97	$26.95
Investment operations:
Net investment income (loss)(A)	0.24	0.20	0.18	0.10	(B)0.44
Net realized and unrealized gain (loss)	(3.12)	1.52	0.74	6.19	0.82
Total investment operations	(2.88)	1.72	0.92	6.29	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.20)	(0.34)	(0.07)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.93)	(2.82)	(3.74)	(1.70)	(2.24)
Net asset value, end of year	$22.83	$26.64	$27.74	$30.56	$25.97
Total return	(11.32)%	8.11%	2.75%	24.79%	5.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,481	$48,043	$11,822	$3,961	$941
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.88%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	(B)0.86%
Net investment income (loss) to average net assets	1.04%	0.80%	0.62%	0.33%	(B)1.72%
Portfolio turnover rate	65%	60%	61%	104%	74%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Sustainable Bond
Class I
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	(0.17)
Total investment operations	(0.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)
Net asset value, end of period	$9.82
Total return	(C)(1.52)%
Ratio and supplemental data:
Net assets end of period (000’s)	$985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.79%
Including waiver and/or reimbursement and recapture	(D)0.50%
Net investment income (loss) to average net assets	(D)0.93%
Portfolio turnover rate	(C)33%
(A)
Commenced operations on July 31, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.53	$11.15	$12.75
Investment operations:
Net investment income (loss)(A)	0.15	0.20	0.21	0.20	(B)0.23
Net realized and unrealized gain (loss)	(1.60)	0.43	(0.19)	1.92	0.23
Total investment operations	(1.45)	0.63	0.02	2.12	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.20)	(0.21)	(0.24)	(0.23)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.26)	(1.65)	(0.96)	(1.74)	(2.06)
Net asset value, end of year	$6.86	$9.57	$10.59	$11.53	$11.15
Total return (C)	(17.52)%	8.43%	(0.20)%	20.35%	4.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$69,391	$82,402	$83,567	$94,083	$86,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.05%	1.03%	1.01%	0.97%
Including waiver and/or reimbursement and recapture	1.06%	1.05%	1.03%	1.01%	(B)0.97%
Net investment income (loss) to average net assets	1.94%	2.11%	1.85%	1.77%	(B)2.09%
Portfolio turnover rate	45%	55%	22%	14%	54%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.52	$10.53	$11.47	$11.09	$12.70
Investment operations:
Net investment income (loss)(A)	0.09	0.12	0.11	0.11	(B)0.14
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.19)	1.91	0.22
Total investment operations	(1.50)	0.56	(0.08)	2.02	0.36
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.12)	(0.11)	(0.14)	(0.14)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.19)	(1.57)	(0.86)	(1.64)	(1.97)
Net asset value, end of year	$6.83	$9.52	$10.53	$11.47	$11.09
Total return (C)	(18.21)%	7.57%	(1.06)%	19.42%	3.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,641	$5,836	$5,816	$7,080	$7,755
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	1.91%	1.86%	1.84%	1.80%
Including waiver and/or reimbursement and recapture	1.90%	1.90%	1.86%	1.84%	(B)1.80%
Net investment income (loss) to average net assets	1.23%	1.25%	1.02%	0.96%	(B)1.23%
Portfolio turnover rate	45%	55%	22%	14%	54%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.52	$11.14	$12.75
Investment operations:
Net investment income (loss)(A)	0.17	0.21	0.22	0.21	(B)0.25
Net realized and unrealized gain (loss)	(1.61)	0.44	(0.17)	1.93	0.22
Total investment operations	(1.44)	0.65	0.05	2.14	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.22)	(0.23)	(0.26)	(0.25)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.27)	(1.67)	(0.98)	(1.76)	(2.08)
Net asset value, end of year	$6.86	$9.57	$10.59	$11.52	$11.14
Total return	(17.36)%	8.65%	0.06%	20.56%	4.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,240	$12,013	$16,823	$17,286	$10,559
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%	0.85%	0.84%	0.81%
Including waiver and/or reimbursement and recapture	0.88%	0.87%	0.85%	0.84%	(B)0.80%
Net investment income (loss) to average net assets	2.16%	2.30%	1.98%	1.91%	(B)2.26%
Portfolio turnover rate	45%	55%	22%	14%	54%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.52	$11.15	$12.75
Investment operations:
Net investment income (loss)(A)	0.16	0.22	0.24	0.21	(B)0.27
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.18)	1.93	0.22
Total investment operations	(1.43)	0.66	0.06	2.14	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.27)	(0.26)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.28)	(1.68)	(0.99)	(1.77)	(2.09)
Net asset value, end of year	$6.86	$9.57	$10.59	$11.52	$11.15
Total return	(17.25)%	8.77%	0.17%	20.67%	4.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,586	$4,518	$4,082	$3,524	$474
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.71%
Including waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	(B)0.70%
Net investment income (loss) to average net assets	2.18%	2.37%	2.11%	1.90%	(B)2.39%
Portfolio turnover rate	45%	55%	22%	14%	54%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Unconstrained Bond
Class A
October 31, 2020(A)
Net asset value, beginning of period	$9.82
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	0.08
Total investment operations	0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.02)
Return of capital	(0.01)
Total dividends and/or distributions to shareholders	(0.03)
Net asset value, end of period	$9.89
Total return	(C)0.98%
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	(E)0.94%
Including waiver and/or reimbursement and recapture	(E)0.93%
Net investment income (loss) to average net assets	(E)2.25%
Portfolio turnover rate	126%
(A)
Commenced operations on October 1, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.85	$9.85	$10.23	$9.92	$9.83
Investment operations:
Net investment income (loss)(A)	0.28	0.41	0.37	0.22	(B)0.42
Net realized and unrealized gain (loss)	0.08	(C),(D)0.00	(0.38)	0.38	0.04
Total investment operations	0.36	0.41	(0.01)	0.60	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.36)	(0.33)	(0.29)	(0.37)
Net realized gains	–	–	(C)(0.00)	–	–
Return of capital	(0.05)	(0.05)	(0.04)	–	–
Total dividends and/or distributions to shareholders	(0.32)	(0.41)	(0.37)	(0.29)	(0.37)
Net asset value, end of year	$9.89	$9.85	$9.85	$10.23	$9.92
Total return	3.83%	4.23%	(0.14)%	6.07%	4.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$757	$869	$1,817	$2,110	$287
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)0.80%	(E)0.83%	(E)0.87%	0.91%	0.95%
Including waiver and/or reimbursement and recapture	(E),(F)0.80%	(E),(F)0.83%	(E),(F)0.87%	0.93%	(B)0.95%
Net investment income (loss) to average net assets	2.91%	4.22%	3.62%	2.18%	(B)4.33%
Portfolio turnover rate	126%	87%	72%	87%	141%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.16	$20.92	$20.75	$16.87	$17.45
Investment operations:
Net investment income (loss)(A)	(0.08)	(0.06)	(0.07)	0.01	(B),(C)0.00
Net realized and unrealized gain (loss)	5.68	3.44	2.36	4.25	(0.17)
Total investment operations	5.60	3.38	2.29	4.26	(0.17)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(C)(0.00)	(0.01)	(C)(0.00)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.12)	(0.38)	(0.41)
Net asset value, end of year	$25.92	$22.16	$20.92	$20.75	$16.87
Total return (D)	26.76%	19.17%	11.74%	25.76%	(0.95)%
Ratio and supplemental data:
Net assets end of year (000’s)	$764,325	$661,541	$550,529	$500,587	$432,130
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.16%	1.16%	1.18%	1.20%
Including waiver and/or reimbursement and recapture	1.08%	1.16%	1.16%	1.18%	(B)1.18%
Net investment income (loss) to average net assets	(0.35)%	(0.32)%	(0.35)%	0.07%	(B)0.03%
Portfolio turnover rate	28%	37%	27%	35%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$20.47	$19.63	$19.75	$16.18	$16.89
Investment operations:
Net investment income (loss)(A)	(0.24)	(0.21)	(0.22)	(0.13)	(B)(0.12)
Net realized and unrealized gain (loss)	5.19	3.19	2.22	4.07	(0.18)
Total investment operations	4.95	2.98	2.00	3.94	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	(C)(0.00)	–
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Net asset value, end of year	$23.58	$20.47	$19.63	$19.75	$16.18
Total return (D)	25.72%	18.30%	10.78%	24.84%	(1.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,000	$18,378	$13,930	$48,087	$44,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)1.87%	1.93%	1.96%	1.97%	1.99%
Including waiver and/or reimbursement and recapture	(E),(F)1.87%	1.93%	1.96%	1.97%	(B)1.97%
Net investment income (loss) to average net assets	(1.12)%	(1.09)%	(1.09)%	(0.72)%	(B)(0.76)%
Portfolio turnover rate	28%	37%	27%	35%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Total return has been calculated without deduction of the contingent deferred sales charge.
(E)
Includes extraordinary expenses outside the operating expense limit.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.70	$21.31	$21.11	$17.15	$17.74
Investment operations:
Net investment income (loss)(A)	(0.02)	(0.01)	(0.01)	0.07	(B)0.06
Net realized and unrealized gain (loss)	5.83	3.54	2.39	4.33	(0.18)
Total investment operations	5.81	3.53	2.38	4.40	(0.12)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.06)	(0.07)	(0.06)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.18)	(0.44)	(0.47)
Net asset value, end of year	$26.67	$22.70	$21.31	$21.11	$17.15
Total return	27.07%	19.56%	12.01%	26.21%	(0.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$309,755	$266,730	$186,752	$183,788	$160,628
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.86%	0.87%	0.88%	0.87%
Including waiver and/or reimbursement and recapture	0.82%	0.86%	0.87%	0.88%	(B)0.85%
Net investment income (loss) to average net assets	(0.08)%	(0.03)%	(0.06)%	0.37%	(B)0.35%
Portfolio turnover rate	28%	37%	27%	35%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class T
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$64.44	$56.19	$52.20	$41.76	$42.47
Investment operations:
Net investment income (loss)(A)	(0.01)	0.02	(B)0.00	0.20	(C)0.17
Net realized and unrealized gain (loss)	17.18	10.37	6.16	10.66	(0.43)
Total investment operations	17.17	10.39	6.16	10.86	(0.26)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.05)	(0.05)	(0.04)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.17)	(0.42)	(0.45)
Net asset value, end of year	$79.77	$64.44	$56.19	$52.20	$41.76
Total return (D)	27.17%	19.63%	12.10%	26.24%	(0.59)%
Ratios and supplemental data:
Net assets end of year (000’s)	$144,510	$125,598	$113,486	$109,183	$94,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.80%	0.81%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.75%	0.80%	0.81%	0.82%	(C)0.80%
Net investment income (loss) to average net assets	(0.02)%	0.04%	0.02%	0.43%	(C)0.40%
Portfolio turnover rate	28%	37%	27%	35%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Total return has been calculated without deduction of the initial sales charge.

Appendix - Waivers and Discounts Available from Intermediaries
The availability of certain sales charge waivers and discounts will depend on how you purchase your shares, including whether you purchase your shares through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, certain of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix are available only if you purchase your shares through the designated intermediaries listed below.
The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”) (collectively, the “Transamerica Fund Family”).
•
Ameriprise Financial (“Ameriprise”):
Shareholders purchasing fund shares through an Ameriprise platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in the prospectus or SAI.
Class A Shares Front-end Sales Charge Waivers Available at Ameriprise
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Transamerica Fund Family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions from another fund within the Transamerica Fund Family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
•
Baird (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or the SAI.
Front-end Sales Charge Waivers on Class A shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another fund in the Transamerica Fund Family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•
Shares purchased through employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and Class C shares Available at Baird
•
Shares sold due to death or disability of the shareholder

•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•
Shares acquired through a right of reinstatement
Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•
Breakpoints as described in the prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Transamerica Fund Family assets held by accounts within the purchaser’s household at Baird. Eligible Transamerica Fund Family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of funds within the Transamerica Fund Family through Baird, over a 13-month period of time
•
Edward D. Jones & Co., L.P. (“Edward Jones”):
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the fund’s prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Transamerica Fund Family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Transamerica Fund Family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Transamerica Fund Family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of Transamerica Fund Family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the Transamerica Fund Family, so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (“IRA”).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform
•
A 529 account held on an Edward Jones platform
•
An account with an active systematic investment plan or LOI
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
•
Janney Montgomery Scott LLC (“Janney”):
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Charge* Waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Transamerica Fund Family).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the Transamerica Fund Family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and Class C Shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different fund.
Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent
•
Breakpoints as described in the fund’s prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Transamerica Fund Family assets held by accounts within the purchaser’s household at Janney. Eligible Transamerica Fund Family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Transamerica Fund Family, over a 13-month time period. Eligible Transamerica Fund Family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
•
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):
Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•
Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•
Shares purchased by third party investment advisers on behalf of their advisory clients through a Merrill Lynch platform
•
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Transamerica Fund Family)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies and procedures relating to sales load discounts and waivers
•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in the prospectus
•
Eligible shares purchased from the proceeds of redemptions from within the Transamerica Fund Family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares available at Merrill Lynch
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•
Shares redeemed through a right of reinstatement
•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the prospectus
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of Transamerica Fund Family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Transamerica Fund Family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Transamerica Fund Family, through Merrill Lynch, over a 13-month period of time (if applicable)
•
Morgan Stanley Smith Barney LLC (“Morgan Stanley”):
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•
Shares purchased through a Morgan Stanley self-directed brokerage account.
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•
Shares purchased from the proceeds of redemptions within the Transamerica Fund Family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
•
Oppenheimer & Co. (“Oppenheimer”):
Effective February 26, 2020, shareholders purchasing fund shares through an Oppenheimer platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Oppenheimer
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•
Shares purchased by or through a 529 Plan
•
Shares purchased through a Oppenheimer affiliated investment advisory program
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Transamerica Fund Family)
•
Shares purchased from the proceeds of redemptions within the Transamerica Fund Family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Oppenheimer
•
Employees and registered representatives of Oppenheimer or its affiliates and their family members
•
Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in the prospectus

CDSC Waivers on A, B and C Shares available at Oppenheimer
•
Death or disability of the shareholder
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•
Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•
Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer
•
Shares acquired through a right of reinstatement
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the prospectus
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Transamerica Fund Family assets held by accounts within the purchaser's household at Oppenheimer. Eligible Transamerica Fund Family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”):
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the Transamerica Fund Family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the Transamerica Fund Family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C Shares available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
•
Breakpoints as described in the prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Transamerica Fund Family assets held by accounts within the purchaser’s household at Raymond James. Eligible Transamerica Fund Family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Transamerica Fund Family, over a 13-month time period. Eligible Transamerica Fund Family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2021, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s most recently calculated net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Prospectus March 1, 2021
Class I2 Shares

Fund	Ticker
Transamerica Bond	None
Transamerica Capital Growth	None
Transamerica Core Bond	None
Transamerica Emerging Markets Debt	None
Transamerica Emerging Markets Opportunities	TEOJX
Transamerica Event Driven	None
Transamerica Floating Rate	None
Transamerica Global Equity	None
Transamerica Government Money Market	None
Transamerica High Yield Bond	None
Transamerica High Yield ESG	TAKJX
Transamerica High Yield Muni	THYTX
Transamerica Inflation Opportunities	None
Transamerica Intermediate Bond	None
Transamerica Intermediate Muni	TIMTX
Transamerica International Equity	TRWIX
Transamerica International Growth	None
Transamerica International Small Cap Value	None
Fund	Ticker
Transamerica International Stock	TIHIX
Transamerica Large Cap Value	TWQZX
Transamerica Mid Cap Growth	None
Transamerica Mid Cap Value	None
Transamerica Mid Cap Value Opportunities	None
Transamerica MLP & Energy Income	None
Transamerica Multi-Asset Income	None
Transamerica Multi-Managed Balanced	None
Transamerica Short-Term Bond	TSIWX
Transamerica Small Cap Growth	TSPIX
Transamerica Small Cap Value	None
Transamerica Small/Mid Cap Value	TSMVX
Transamerica Sustainable Equity Income (formerly Transamerica Dividend Focused)	TRDIX
Transamerica Sustainable Bond	TAQOX
Transamerica Total Return	None
Transamerica Unconstrained Bond	None
Transamerica US Growth	None

Each of the funds listed above is a series of Transamerica Funds.

Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCAI20321

Transamerica Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.39%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.46%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 47	$ 148	$ 258	$ 579
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is
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not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are
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subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
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Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity
4

risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.96%
Worst Quarter:	3/31/2020	-4.04%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/8/2004
Return before taxes	7.19%	5.55%	5.17%
Return after taxes on distributions	5.74%	3.87%	3.41%
Return after taxes on distributions and sale of fund shares	4.25%	3.51%	3.22%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Jeremy Mead, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2005
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Capital Growth
Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2020, was between $564.5 million and $2,270 billion. The fund typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser actively integrates sustainability into its investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
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Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves
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subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	57.90%
Worst Quarter:	12/31/2018	-16.21%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				9/30/2011
Return before taxes	112.32%	31.27%	25.52%
Return after taxes on distributions	106.89%	25.14%	21.75%
Return after taxes on distributions and sale of fund shares	70.79%	23.19%	20.30%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	19.35%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2011
Sam G. Chainani, CFA	Portfolio Manager	since 2011
Jason C. Yeung, CFA	Portfolio Manager	since 2011
David S. Cohen	Portfolio Manager	since 2011
Armistead B. Nash	Portfolio Manager	since 2011
Alexander T. Norton	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica
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Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12

Transamerica Core Bond
Investment Objective: Seeks total return, consisting of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.43%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.48%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 49	$ 154	$ 269	$ 604
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 23% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•
U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•
Medium- to high-quality corporate bonds
•
Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•
Asset-backed securities
•
Commercial mortgage-backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent, the fund may invest in:
•
U.S. dollar-denominated foreign bonds
•
Short-term securities, including agency discount notes, commercial paper and money market funds
The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The fund’s average weighted maturity will ordinarily range between four and twelve years.
The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investment characteristics of the fund, for risk management and/or to increase income or gain to the fund.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub‐adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
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Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.
The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves
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subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	3.85%
Worst Quarter:	12/31/2016	-3.02%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				7/1/2009
Return before taxes	8.11%	4.53%	4.01%
Return after taxes on distributions	5.88%	3.08%	2.50%
Return after taxes on distributions and sale of fund shares	5.45%	2.91%	2.49%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Richard Figuly, CFA	Lead Portfolio Manager	since 2016
Steven Lear, CFA	Portfolio Manager	since 2021
Justin Rucker, CFA	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
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Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Debt
Investment Objective: Seeks to generate a high total return through a combination of capital appreciation and income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.63%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.72%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 236% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is
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not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes
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rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial
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restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.92%
Worst Quarter:	3/31/2020	-16.08%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				8/31/2011
Return before taxes	7.22%	7.76%	5.94%
Return after taxes on distributions	6.46%	6.13%	4.04%
Return after taxes on distributions and sale of fund shares	4.24%	5.28%	3.75%
J.P. Morgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)	5.88%	6.84%	5.63%
Transamerica Emerging Markets Debt Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	5.40%	6.97%	4.29%
1
The fund’s secondary benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, consists of J.P. Morgan Emerging Markets BI Global Index, 35%; J.P. Morgan CEMBI Broad Diversified Index, 35%; and J.P. Morgan GBI-EM Diversified Global Index, 30%.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: MetLife Investment Management, LLC Portfolio Managers:
Todd Howard, CFA	Portfolio Manager	since 2011
Scott Moses, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Opportunities
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.81%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Acquired fund fees and expenses[1]	0.02%
Total annual fund operating expenses	0.96%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning December 19, 2019 and ending October 31, 2020, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European
Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China  A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain
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key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are
24

eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial
25

investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	21.01%
Worst Quarter:	3/31/2020	-26.02%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			12/19/2019
Return before taxes	17.15%	16.85%
Return after taxes on distributions	17.05%	16.76%
Return after taxes on distributions and sale of fund shares	10.33%	12.91%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.69%	18.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mary L. Pryshlak, CFA	Portfolio Manager	since 2019
Jonathan G. White, CFA	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Event Driven
Investment Objective: Seeks positive absolute returns.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.20%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Dividend and interest expenses on securities sold short [1]	0.06%
All other expenses	0.19%
Total annual fund operating expenses	1.45%
Fee waiver and/or expense reimbursement[2]	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.41%
1
When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense. In connection with its short sales, the fund may also incur interest expense and/or other borrowing costs.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.35% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 144	$ 455	$ 788	$1,732
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 170% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in or impacted by a corporate or special situation event. Events may include, but are not limited to, any of the following: mergers and acquisitions; stock repurchases or exchanges; negotiated refinancings; changes in credit ratings, equity multiples or valuations; employee strikes; contract awards; FDA or other regulatory approvals; tender offers; litigation; new product announcements; corporate spinoffs; credit events or other financial distress; technical trading characteristics; anticipated earnings releases; changes in tax or fiscal policy; macroeconomic or political events; and other opportunities that may be obscured by information density, subject-matter complexity or market uncertainty. The sub-adviser may take long or short positions in seeking to capture idiosyncratic alpha, express a directional view, and/or hedge risks. The fund’s portfolio holdings could include, but may not be limited to, convertible securities, debt instruments (whether senior or subordinated), preferred securities, equity securities and/or warrants. The sub-adviser takes a flexible approach to investing and generally allocates capital to one of the following six sub-strategies: 1) M&A shareholder activism; 2) capital structure arbitrage and relative value; 3) event driven volatility; 4) rating upgrades, downgrades and fundamental value; 5) special situations; and 6) short alpha and hedges. The sub-adviser is agnostic as to any single sub-strategy and is committed to what the sub-adviser believes to be to the most optimal implementation of its views. The sub-adviser invests opportunistically based upon the sub-strategy it favors at any given time.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the sub-adviser generally seeks to capture the price
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difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and with what the sub-adviser believes have favorable risk/return profiles.
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as substitutes for direct investments in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on the fund’s share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may need to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to comply with applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities in the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible
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security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
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Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Arbitrage – The strategy is intended to take advantage of a perceived relationship between the value of two or more securities and may not work as intended.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
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Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	9.96%
Worst Quarter:	3/31/2020	-7.88%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				3/31/2015
Return before taxes	15.68%	7.22%	4.97%
Return after taxes on distributions	13.25%	6.33%	4.19%
Return after taxes on distributions and sale of fund shares	10.06%	5.35%	3.61%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.08%	1.50%	1.34%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Advent Capital Management, LLC Portfolio Managers:
Odell Lambroza	Portfolio Manager	since 2015
Tracy V. Maitland	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Floating Rate
Investment Objective: Seeks to achieve a high level of current incomewith capital appreciation as a secondary objective.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual fund operating expenses	0.85%
Fee waiver and/or expense reimbursement[1]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 82	$ 266	$ 466	$ 1,044
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans.
The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund will normally primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
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The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
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Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Junior Loans – Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and
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therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.57%
Worst Quarter:	3/31/2020	-12.26%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				10/31/2013
Return before taxes	1.91%	4.19%	3.51%
Return after taxes on distributions	0.10%	2.22%	1.66%
Return after taxes on distributions and sale of fund shares	1.08%	2.34%	1.85%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	2.78%	5.19%	3.98%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
John F. Bailey, CFA	Portfolio Manager	since 2013
Jason P. Felderman, CFA	Portfolio Manager	since 2013
Zach Halstead	Portfolio Manager	since 2018
James K. Schaeffer, Jr.	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Global Equity
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.20%
Total annual fund operating expenses	0.99%
1
Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 101	$ 315	$ 547	$ 1,213
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 71% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co. LLC (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S. Securities held by the fund may be denominated in either U.S. dollars or local currency.
The sub-adviser selects investments for the fund’s portfolio using a “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
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Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
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Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.
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The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because Class I2 shares have different expenses and are not subject to sales charges. As of the fiscal year ended October 31, 2020, the fund had not issued Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 4, 2014, the fund was named Transamerica Multi-Manager International Portfolio, had a portfolio construction manager, used different investment strategies and had a different benchmark index. The performance set forth prior to that date is attributable to the portfolio construction manager.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	17.04%
Worst Quarter:	3/31/2020	-22.27%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				3/1/2006
Return before taxes	6.45%	8.73%	5.70%
Return after taxes on distributions	5.99%	8.16%	5.31%
Return after taxes on distributions and sale of fund shares	4.13%	6.85%	4.52%
MSCI All Country World Index Net (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	8.09%	8.19%	5.70%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rockefeller & Co. LLC Portfolio Managers:
David P. Harris, CFA	Portfolio Manager	since 2014
Michael Seo, CFA	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
The fund does not currently offer Class I2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Government Money Market
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.23%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses[1]	0.33%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.38% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount contractually waived and/or reimbursed that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.In addition to the contractual expense limitation arrangements, TAM or its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the fund in an effort to prevent the class’s yield from falling below zero. Any such waiver and/or expense reimbursement may be discontinued or modified at any time. Such waivers or reimbursements, if any, are not reflected in the fee table. Any amounts so waived or reimbursed are subject to recapture by TAM in certain circumstances. Please see the “Expense Limitation” section of the SAI for more details.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 34	$ 106	$ 185	$ 418
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•
High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•
repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•
cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
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If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Principal Risks:   You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund.
Market – General market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, public health emergencies such as a pandemic, adverse investor sentiment or other adverse market events and conditions could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
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Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund's yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage
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loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
The fund’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund's former investment strategy.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

7-DAY YIELD (as of December 31, 2020)
Class I2 = 0.24%
	Quarter Ended	Return
Best Quarter:	6/30/2019	0.53%
Worst Quarter:	6/30/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	0.45%	0.42%	0.22%
Return after taxes on distributions	0.27%	0.25%	0.13%
Return after taxes on distributions and sale of fund shares	0.27%	0.25%	0.13%
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
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Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.55%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.60%
1
Management fees have been restated to reflect a reduction in management fees effective January 6, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 61	$ 192	$ 335	$ 750
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that
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affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
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Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated,
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less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	9.16%
Worst Quarter:	3/31/2020	-15.02%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/8/2004
Return before taxes	4.15%	7.35%	6.36%
Return after taxes on distributions	1.89%	4.84%	3.77%
Return after taxes on distributions and sale of fund shares	2.34%	4.54%	3.78%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.05%	8.57%	6.79%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield ESG
Investment Objective: Seeks a high level of current income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses[1]	1.37%
Total annual fund operating expenses	1.92%
Fee waiver and/or expense reimbursement[2]	1.17%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.75%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.75% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class I2	$ 77	$ 489
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
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When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
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High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including
U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower
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or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
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New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2020
Benjamin D. Miller, CFA	Portfolio Manager	since 2020
James K. Schaeffer, Jr.	Portfolio Manager	since 2020
Derek Thoms	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Muni
Investment Objective: Seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual fund operating expenses	0.75%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.
The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.
Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services (“S&P”). Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.
The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate
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significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
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High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.
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The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.68%
Worst Quarter:	3/31/2020	-6.81%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			9/30/2016
Return before taxes	3.58%	3.82%
Return after taxes on distributions	1.87%	3.20%
Return after taxes on distributions and sale of fund shares	2.07%	3.24%
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.89%	5.49%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2013
Brian Steeves	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation Opportunities
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.49%
Distribution and service (12b-1) fees	None
Other expenses	0.15%
Total annual fund operating expenses	0.64%
1
Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 65	$ 205	$ 357	$ 798
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents.
The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-advisor to be of comparable quality.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-advisers considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. These investment strategies may be employed in an effort to either mitigate risk or generate income.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary
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description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such
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as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed
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in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding
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fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	5.76%
Worst Quarter:	3/31/2020	-2.47%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				3/1/2014
Return before taxes	8.93%	4.91%	2.99%
Return after taxes on distributions	8.40%	4.28%	2.41%
Return after taxes on distributions and sale of fund shares	5.28%	3.52%	2.04%
Bloomberg Barclays Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	12.67%	5.68%	3.48%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since 2014
Roberto Coronado	Co-Portfolio Manager	since 2016
Gunter H. Seeger	Co-Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Bond
Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.38%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.42%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 43	$ 135	$ 235	$ 530
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 46% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain
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key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed
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and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are
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more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is
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entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.30%
Worst Quarter:	3/31/2018	-1.61%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			3/24/2017
Return before taxes	7.66%	5.04%
Return after taxes on distributions	5.59%	3.62%
Return after taxes on distributions and sale of fund shares	4.85%	3.29%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	5.01%
Class I2 shares of the fund commenced operations on March 1, 2014. Performance information is shown for one year and from the date of the reorganization of certain funds into the fund (March 24, 2017). The applicable predecessor fund, whose accounting and performance history were adopted in the reorganizations, did not offer Class I2 shares.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Sivakumar N. Rajan	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Muni
Investment Objective: Seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.45%
1
Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 46	$ 144	$ 252	$ 567
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 20% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that
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affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced
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to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Taxable Investments – Although distributions of interest income from the fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of
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your shares are not. In addition, the interest on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	3/31/2019	2.99%
Worst Quarter:	3/31/2018	-1.22%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			9/30/2016
Return before taxes	4.64%	3.29%
Return after taxes on distributions	3.56%	2.97%
Return after taxes on distributions and sale of fund shares	2.73%	2.81%
Bloomberg Barclays Muni Managed Money Intermediate Index (reflects no deduction for fees, expenses or taxes)	5.70%	3.44%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Belle Haven Investments, L.P. Portfolio Managers:
Matthew Dalton	Portfolio Manager	since 2012
Brian Steeves	Portfolio Manager	since 2012
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
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Tax Information: The fund intends to distribute income that is exempt from regular federal income tax and the AMT. A portion of the fund’s distributions may be subject to taxes.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.71%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.77%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 79	$ 246	$ 428	$ 954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that the sub-adviser believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-110 stocks as a result of this process.
The sub-adviser generally limits the fund’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.77%
Worst Quarter:	3/31/2020	-27.14%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				3/1/2011
Return before taxes	6.85%	6.14%	5.76%
Return after taxes on distributions	6.66%	5.47%	5.04%
Return after taxes on distributions and sale of fund shares	4.42%	4.78%	4.50%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	5.50%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.81%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 83	$ 259	$ 450	$ 1,002
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
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Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
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Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	22.92%
Worst Quarter:	3/31/2020	-22.22%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				6/10/2008
Return before taxes	21.50%	10.24%	7.18%
Return after taxes on distributions	21.32%	9.17%	5.87%
Return after taxes on distributions and sale of fund shares	13.03%	7.95%	5.52%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: TDAM USA Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Small Cap Value
Investment Objective: Seeks maximum long-term total return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.94%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	1.01%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 103	$ 322	$ 558	$ 1,236
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 30% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the fund’s benchmark, the MSCI EAFE Small Cap Index, at the time of investment (between $200 million and $8 billion). The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-120 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and expected reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the fund’s benchmark, the MSCI EAFE Small Cap Index.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that
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affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who
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purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.51%
Worst Quarter:	3/31/2020	-27.51%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				1/4/2013
Return before taxes	9.06%	8.27%	8.40%
Return after taxes on distributions	8.94%	7.52%	7.58%
Return after taxes on distributions and sale of fund shares	5.72%	6.50%	6.65%
MSCI EAFE Small Cap Index Gross (reflects no deduction for fees, expenses or taxes)	12.75%	9.81%	9.96%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
Brandon H. Harrell, CFA	Portfolio Manager	since 2013
Stedman D. Oakey, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class
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I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Stock
Investment Objective: Seeks capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Recaptured expense 1, [2]	0.02%
All other expenses	0.23%
Acquired fund fees and expenses[3]	0.01%
Total annual fund operating expenses	0.96%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
2
Recaptured expense has been restated to reflect expenses expected to be incurred during the current fiscal year.
3
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 98	$ 306	$ 531	$ 1,178
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as non-U.S. by MSCI, based on MSCI's classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.
In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund generally sells securities when they no longer meet the
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sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.
The fund’s benchmark is the MSCI EAFE Index, which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data
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is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no
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assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.29%
Worst Quarter:	3/31/2020	-23.24%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			9/28/2018
Return before taxes	3.31%	1.29%
Return after taxes on distributions	3.11%	1.19%
Return after taxes on distributions and sale of fund shares	2.32%	1.05%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	6.58%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ClariVest Asset Management LLC Portfolio Managers:
David R. Vaughn, CFA	Lead Portfolio Manager	since 2018
Priyanshu Mutreja, CFA	Portfolio Manager	since 2018
Alex Turner, CFA	Portfolio Manager	since 2018
Gashi Zengeni, CFA	Assistant Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Cap Value
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.59%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.63%
1
Management fees have been restated to reflect a reduction in management fees effective December 1, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 64	$ 202	$ 351	$ 786
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 184% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2020, the market capitalization range of the Russell 1000® Index was between approximately $600 million and $2.3 trillion. The fund’s sub-adviser, Rothschild & Co Asset Management US Inc. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The fund’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. Valuation is assessed by the sub-adviser on both a relative and absolute basis. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely
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impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to July 31, 2012, the fund was named Transamerica Quality Value, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Prior to December 1, 2020, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	20.30%
Worst Quarter:	3/31/2020	-31.84%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2010
Return before taxes	1.27%	8.03%	10.00%
Return after taxes on distributions	0.67%	5.74%	7.34%
Return after taxes on distributions and sale of fund shares	1.00%	5.88%	7.38%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Rothschild & Co Asset Management US Inc. Portfolio Managers:
Paul Roukis, CFA	Portfolio Manager	since 2020
Jeff Agne	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class
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I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Growth
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.77%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 79	$ 246	$ 428	$ 954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 91% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell
Midcap® Growth Index1.  As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
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Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to December 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	32.71%
Worst Quarter:	3/31/2020	-21.21%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			3/10/2017
Return before taxes	30.51%	15.42%
Return after taxes on distributions	28.88%	12.01%
Return after taxes on distributions and sale of fund shares	18.80%	11.00%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	35.59%	21.07%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Class I2 shares of the fund commenced operations on October 31, 2013. Performance information is shown for one year and from the date of the reorganization of certain funds into the fund (March 10, 2017). The applicable predecessor fund, whose accounting and performance history were adopted in the reorganizations, did not offer Class I2 shares.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Timothy N. Manning	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica
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Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value
Investment Objective: Seeks growth from capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.94%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 96	$ 300	$ 520	$ 1,155
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 19% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap®Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the current reconstitution of the Russell Midcap® Value
Index on September 30, 2020, the market capitalizations of the companies in the index ranged from $630 million to $38.6 billion. The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub‐adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A
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decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	19.31%
Worst Quarter:	3/31/2020	-31.84%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	0.18%	7.87%	10.38%
Return after taxes on distributions	-3.87%	4.48%	7.87%
Return after taxes on distributions and sale of fund shares	2.90%	5.88%	8.23%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Lawrence Playford, CFA	Portfolio Manager	since 2004
Jonathan K. L. Simon	Portfolio Manager	since 2004
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities
Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.75%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 77	$ 240	$ 417	$ 930
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 82% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $32 billion as of
June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
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Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	23.18%
Worst Quarter:	3/31/2020	-32.46%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				4/30/2014
Return before taxes	4.18%	8.80%	8.56%
Return after taxes on distributions	3.93%	7.17%	7.03%
Return after taxes on distributions and sale of fund shares	2.64%	6.59%	6.42%
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	7.84%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those
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shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since 2019
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica MLP & Energy Income
Investment Objective: Seeks long-term growth of capital while providing current income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.13%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	1.22%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 124	$ 387	$ 670	$ 1,477
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 20% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers “energy sector” issuers to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy, such as solar, wind, hydroelectric, geothermal and biomass power (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs may also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes. MLP-related entities are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
Equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may use short sales, arbitrage and other strategies in an effort to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
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Options trading is not a core strategy of the fund, but may be used by the sub-adviser to monetize existing positions when its price targets are reached, to generate income and to help hedge the fund. In addition, when the sub-adviser elects to take both long and short positions, it seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Energy Sector – Under normal circumstances, the fund concentrates its investments in industries in the energy sector. Investing in the energy sector involves a number of risks, including:
•
Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies.
•
Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated.
•
Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons.
•
Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and (v) the prices they may charge for the products and services they provide.
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•
Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices.
•
Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that energy companies are unable to make such acquisitions, whether because they are unable to identify attractive acquisition candidates and negotiate and close acceptable purchase contracts or to raise financing for such acquisitions on economically acceptable terms, or otherwise, their future growth may be limited.
•
Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
•
Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions.
•
Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets.
•
Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
•
Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which the fund invests.
Industry Concentration – The fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Master Limited Partnerships – Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Non-Diversification – As a “non-diversified” fund, the fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the fund more susceptible to negative events affecting those issuers.
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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Arbitrage – The strategy is intended to take advantage of a perceived relationship between the value of two or more securities and may not work as intended.
Capital Markets Access – Energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet their obligations as they come due or respond to competitive pressures.
Cash Flow – A substantial portion of the income received by the fund is expected to be derived from investments in equity securities of energy companies. Cash from operations may vary widely from quarter to quarter and may be significantly affected by factors affecting the energy industry in general.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark
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liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The yields for equity securities of MLPs and certain midstream companies (companies that own and operate midstream assets, which are used in energy logistics, including, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products) are susceptible in the short-term to fluctuations in interest rates and the prices of such equity securities may decline when interest rates rise. This is also true for investments in debt instruments of energy companies. Rising interest rates can adversely impact the financial performance of energy companies by increasing the cost of capital. This may reduce such companies’ ability to execute acquisitions or expansion projects in a cost-effective manner.
IPOs – Initial public offerings (“IPOs”) are subject to specific risks which include, among others:
•
high volatility;
•
no track record and limited issuer information for consideration;
•
securities may be illiquid; and
•
earnings are less predictable.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
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Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tax – In order to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.
The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the fund or the issuers in which the fund invests. Any such changes could negatively impact the value of the fund’s investments and the amount and tax characterization of distributions paid by the fund.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.64%
Worst Quarter:	3/31/2020	-39.34%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				4/30/2013
Return before taxes	-11.23%	2.55%	-2.88%
Return after taxes on distributions	-12.71%	1.52%	-3.81%
Return after taxes on distributions and sale of fund shares	-6.61%	1.71%	-2.34%
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.12%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	-28.69%	-5.95%	-7.51%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Kayne Anderson Capital Advisors, L.P. Portfolio Manager:
John C. Frey	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. Some fund distributions may be treated as a return of capital, which is not currently taxable. Distributions treated as a return of capital will reduce your tax basis in your shares.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Asset Income
Investment Objective: Seeks current income while providing long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.68%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 69	$ 218	$ 379	$ 847
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 61% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations at the time of purchase in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in seeking to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a “bottom-up” fundamental investment approach to security selection. The sub-adviser expects to generally invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, normally targeting allocations of 40%, 20% and 40%, respectively for these security types. Depending on market factors, these allocations may range from approximately 20% to 60% for common stock, 0% to 40% for preferred stock and 20% to 60% for fixed income securities.
The equity securities in which the fund invests typically consist primarily of common stocks. Debt securities in which the fund invests normally include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.
The fund may invest in fixed-income securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in one or more particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism,
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technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Asset Class Allocation – The fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced
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to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Investment Companies – To the extent that the fund invests in other investment companies, such as open-end funds, closed-end funds or exchange-traded funds, it is subject to the risks of those investment companies and bears its pro rata share of the other investment companies’ expenses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity
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risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	15.52%
Worst Quarter:	3/31/2020	-18.16%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				3/1/2014
Return before taxes	11.61%	9.51%	7.24%
Return after taxes on distributions	9.96%	7.95%	5.71%
Return after taxes on distributions and sale of fund shares	6.99%	6.86%	5.05%
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.08%
Transamerica Multi-Asset Income Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	13.70%	12.43%	10.10%
1 The Transamerica Multi-Asset Income Blended Benchmark consists of the following: ICE BofAML U.S. High Yield BB-B Rated Constrained Index: 40% and S&P 500®: 60%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
William M. Bellamy, CFA	Portfolio Manager	since 2014
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Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Multi-Managed Balanced
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.60%
Distribution and service (12b-1) fees	None
Other expenses[2]	0.06%
Total annual fund operating expenses	0.66%
1
Management fees have been restated to reflect a reduction in management fees effective May 1, 2020.
2
Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 67	$ 211	$ 368	$ 822
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 53% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund has two sub-advisers. J.P.
Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
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The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Asset Class Allocation – The fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of
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the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
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Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management
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of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and
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may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The past performance information shown below is for Class A shares, which are offered in a separate prospectus. Although Class I2 shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A shares will vary from Class I2 shares because Class I2 shares have different expenses and are not subject to sales charges. As of the fiscal year ended October 31, 2020, the fund had not issued Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year.
The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns.The table includes deduction of applicable sales charges.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund was named Transamerica Balanced, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period prior to that date is attributable to that previous sub-adviser.
Prior to May 1, 2014, the fund had a different fixed-income sub-adviser and used different investment strategies. The performance set forth for the period between March 22, 2011 and April 30, 2014 is attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.69%
Worst Quarter:	3/31/2020	-11.57%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class A				12/2/1994
Return before taxes	9.21%	9.27%	8.83%
Return after taxes on distributions	7.96%	8.14%	7.43%
Return after taxes on distributions and sale of fund shares	6.29%	7.12%	6.80%
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Sivakumar N. Rajan	Portfolio Manager	since 2017
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since 2013
Raffaele Zingone, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
The fund does not currently offer Class I2 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Short-Term Bond
Investment Objective: Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Total annual fund operating expenses	0.42%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 43	$ 135	$ 235	$ 530
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 44% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Securities in which the fund may invest include:
•
corporate debt securities of U.S. issuers;
•
debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•
obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
•
asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
•
bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is
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not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
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or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may
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result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering
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into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.09%
Worst Quarter:	3/31/2020	-4.73%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/8/2004
Return before taxes	3.61%	3.13%	2.95%
Return after taxes on distributions	2.66%	2.09%	1.77%
Return after taxes on distributions and sale of fund shares	2.12%	1.94%	1.77%
ICE BofAML U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	3.34%	2.23%	1.63%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Tyler A. Knight, CFA	Portfolio Manager	since 2017
Doug Weih, CFA	Portfolio Manager	since 2011
Brian W. Westhoff, CFA	Portfolio Manager	since 2015
Norbert King	Portfolio Manager	since 2017
Glen Kneeland	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares
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at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual fund operating expenses	1.00%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 69% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital.
In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails
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to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	28.49%
Worst Quarter:	3/31/2020	-22.06%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				8/31/2012
Return before taxes	32.29%	17.05%	14.17%
Return after taxes on distributions	29.89%	11.95%	10.64%
Return after taxes on distributions and sale of fund shares	20.78%	12.18%	10.57%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	15.44%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.92%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 94	$ 293	$ 509	$ 1,131
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000® Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector.  This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
•
Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
•
Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
•
Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
•
Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
•
Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
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Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to October 31, 2018 is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	35.49%
Worst Quarter:	3/31/2020	-38.33%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I2			4/21/2017
Return before taxes	5.91%	3.65%
Return after taxes on distributions	5.84%	2.40%
Return after taxes on distributions and sale of fund shares	3.54%	2.67%
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.63%	5.28%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Class I2 shares of the fund commenced operations on April 30, 2012. Performance information is shown for one year and from the date of the reorganization of certain funds into the fund (April 21, 2017). The applicable predecessor fund, whose accounting and performance history were adopted in the reorganizations, did not offer Class I2 shares.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Peregrine Capital Management, LLC Portfolio Managers:
Jason R. Ballsrud, CFA	Portfolio Manager	since 2018
Tasso H. Coin, Jr., CFA	Portfolio Manager	since 2018
Douglas G. Pugh, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small/Mid Cap Value
Investment Objective: Seeks to maximize total return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.84%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 86	$ 268	$ 466	$ 1,037
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 65% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap® Index respectively, or within the range of the Russell 2500® Index1, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2020, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $21.1 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $0.6 billion and $59.7 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $31.6 billion.
The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between the fund’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the fund’s assets to Thompson, Siegel & Walmsley LLC and 40% of the fund’s assets to Systematic Financial Management, L.P. The fund emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more
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liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
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Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser and used different investment strategies. The performance set forth for prior to that date is attributable to that previous sub-adviser.
From March 22, 2011 until December 4, 2016, Systematic Financial Management, L.P. served as the fund's sole sub-adviser and the fund used different investment strategies.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	25.64%
Worst Quarter:	3/31/2020	-33.25%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	3.77%	10.07%	9.81%
Return after taxes on distributions	3.55%	8.04%	7.93%
Return after taxes on distributions and sale of fund shares	2.38%	7.45%	7.51%
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.88%	9.43%	9.33%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2011
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since 2019
Brett P. Hawkins, CFA	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Sustainable Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.41%
Distribution and service (12b-1) fees	None
Other expenses[1]	1.29%
Total annual fund operating expenses	1.70%
Fee waiver and/or expense reimbursement[2]	1.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.45% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class I2	$ 46	$ 413
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
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The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These
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conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors
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the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
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Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single
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project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower
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or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2020
Charles Foster, CFA	Portfolio Manager	since 2020
Jose Pluto, CFA	Portfolio Manager	since 2020
Jeremy Thurm, CFA	Portfolio Manager	since 2020
James Rich	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.66%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.72%
1
Management fees have been restated to reflect a reduction in management fees effective December 1, 2020.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 74	$ 230	$ 401	$ 894
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 45% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company considered for the fund. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
•
Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
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•
“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
•
“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the fund.
The sub-adviser constructs a portfolio of individual stocks, selected on a bottom-up basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.
The fund may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the fund, with the exception of cash, cash equivalents and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Dividend Paying Stock – There can be no assurance that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will not decrease. The fund's emphasis on dividend paying stocks could cause the fund's share price and total return to fluctuate more than, or cause the fund to underperform, similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending
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on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
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Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to December 1, 2020, the fund was named Transamerica Dividend Focused, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	12/31/2020	15.52%
Worst Quarter:	3/31/2020	-29.74%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				1/4/2013
Return before taxes	-7.54%	6.03%	8.04%
Return after taxes on distributions	-8.12%	3.18%	5.40%
Return after taxes on distributions and sale of fund shares	-4.20%	4.55%	6.16%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.67%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon Asset Management UK plc Portfolio Managers:
Mark Peden, CFA	Portfolio Manager	since 2020
Robin Black	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans
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whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Total Return
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.75%
Fee waiver and/or expense reimbursement[1]	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.68%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.68% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 69	$ 233	$ 410	$ 924
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 29% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average duration of the fund normally varies within two years (plus or minus) of the duration of the Bloomberg Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2020, was 5.39 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The sub-adviser normally invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the fund’s total assets in high yield securities (commonly known as “junk bonds”) rated B or higher by Moody’s, Fitch, or Standard & Poor’s or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The fund may enter into reverse repurchase agreements and sale-buyback transactions.
The fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s
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investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A
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decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar
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change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse Repurchase Agreements – Reverse repurchase agreements, in which the fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the fund’s share price more volatile, and may increase the risks and costs of investing in the fund. The fund may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its borrowing obligations or meet its segregation requirements.
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Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.20%
Worst Quarter:	6/30/2013	-3.04%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/15/2005
Return before taxes	8.43%	4.73%	3.96%
Return after taxes on distributions	6.16%	3.35%	2.59%
Return after taxes on distributions and sale of fund shares	5.28%	3.07%	2.50%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
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Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Mark R. Kiesel	Portfolio Manager	since 2014
Scott A. Mather	Portfolio Manager	since 2014
Mohit Mittal	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Unconstrained Bond
Investment Objective: Seeks to maximize total return through a combination of interest income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Acquired fund fees and expenses[1]	0.01%
Total annual fund operating expenses	0.71%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 73	$ 227	$ 395	$ 883
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 126% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund is not constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed income sectors including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income sectors and may exclude certain sectors based on relative attractiveness. No fixed income sector is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each sector will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices
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or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
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Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
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Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to
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maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.69%
Worst Quarter:	3/31/2020	-9.53%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				12/8/2014
Return before taxes	7.64%	5.32%	4.17%
Return after taxes on distributions	6.12%	3.77%	2.66%
Return after taxes on distributions and sale of fund shares	4.46%	3.39%	2.51%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	1.08%	1.50%	1.28%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Peter Hu, CFA	Portfolio Manager	since 2014
Michael J. Kelly, CFA	Portfolio Manager	since 2014
Steven Oh, CFA	Portfolio Manager	since 2014
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2014
Roberto Coronado	Portfolio Manager	since 2016
Gunter H. Seeger	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica US Growth
Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.04%
Total annual fund operating expenses	0.69%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class I2	$ 70	$ 221	$ 384	$ 859
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
•
Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes1
•
Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
•
Stocks that meet other growth criteria as determined by the sub-adviser
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments
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more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 22, 2011, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to July 1, 2014, the fund was named Transamerica Diversified Equity and used different investment strategies. The performance set forth for the period between March 22, 2011 and June 30, 2014 is attributable to those previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	27.76%
Worst Quarter:	9/30/2011	-17.04%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				11/13/2009
Return before taxes	36.38%	20.48%	15.47%
Return after taxes on distributions	33.55%	18.18%	13.46%
Return after taxes on distributions and sale of fund shares	23.52%	16.10%	12.33%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2014
Douglas McLane, CFA	Portfolio Manager	since 2017
David Siegle, CFA	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no investment minimum for investments in Class I2 shares of the fund.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment. Each fund’s investment objective may be changed by the Board without shareholder approval.
Transamerica Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Capital Growth: The fund’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2020, was between $564.5 million and $2,270 billion. The fund typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The sub-adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The sub adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment
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process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The sub-adviser does not treat environmental, social and governance factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The fund’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The sub-adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The sub-adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The sub adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The sub-adviser does not treat environmental, social and governance factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Core Bond: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including (without limitation):
•
U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
•
Medium- to high-quality corporate bonds
•
Mortgage-backed securities, including U.S. agency and non-agency pass through and collateralized mortgage obligations (“CMOs”)
•
Asset-backed securities
•
Commercial-mortgage backed securities (“CMBS”)
Generally, such bonds will have intermediate to long maturities.
To a lesser extent it may invest in:
•
U.S. dollar-denominated foreign bonds
•
Short-term securities, including agency discount notes, commercial paper and money market funds
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The fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The fund’s average weighted maturity will ordinarily range between four and 12 years, although the fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the fund’s portfolio. Therefore, in the case of the fund, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions.
The sub-adviser analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The sub-adviser looks for market sectors and individual securities that it believes will perform well over time. The sub-adviser is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps and other derivatives as tools in the management of fund assets. The fund may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the fund.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts.
The sub-adviser buys and sells securities and investments for the fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes, as part of the investment process discussed above, an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Debt: Under normal circumstances, the fund’s sub-adviser MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries.
The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The sub-adviser determines the investment merit of sovereign securities using quantitative and qualitative factors, taking into consideration a sovereign’s reliance on external capital, distribution of wealth, and inflation volatility as well as the fiscal and monetary policy credibility, political environment and access to capital markets and current reforms that could affect the sovereign security’s valuation in the future. The sub-adviser determines the investment merit of corporate securities primarily by analyzing the credit quality of the issuer, employing cash flow models specific to the issuer and its industry and assessing issuer prospects under varying scenarios and sensitivities. As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also uses sustainability and/or ESG factors as a lens for additional fundamental research, with a goal of identifying material sustainability or ESG risks and opportunities, which can contribute to investment decision-making.
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The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also uses sustainability and/or ESG factors as a lens for additional fundamental research, with a goal of identifying material sustainability or ESG risks and opportunities, which can contribute to investment decision-making.
The fund may also invest in the China Interbank Bond Market through China’s Bond Connect program.
The fund is non-diversified.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Opportunities: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods. The sub-adviser seeks to sub-advise the fund according to traditional methods of “active” management, which involve buying and selling of securities based upon economic, financial and market analysis and investment judgment.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
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The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Event Driven: The fund’s sub-adviser, Advent Capital Management, LLC (the “sub-adviser”), normally invests the fund’s assets, directly or synthetically through derivatives, in securities of companies the sub-adviser believes are involved in or impacted by a corporate or special situation event. Events may include, but are not limited to, any of the following: mergers and acquisitions; stock repurchases or exchanges; negotiated refinancings; changes in credit ratings, equity multiples or valuations; employee strikes; contract awards; FDA or other regulatory approvals; tender offers; litigation; new product announcements; corporate spinoffs; credit events or other financial distress; technical trading characteristics; anticipated earnings releases; changes in tax or fiscal policy; macroeconomic or political events; and other opportunities that may be obscured by information density, subject-matter complexity or market uncertainty. The sub-adviser may take long or short positions in seeking to capture idiosyncratic alpha, express a directional view, and/or hedge risks. The fund’s portfolio holdings could include, but may not be limited to, convertible securities, debt instruments (whether senior or subordinated), preferred securities, equity securities and/or warrants. The sub-adviser takes a flexible approach to investing and generally allocates capital to one of the following six sub-strategies: 1) M&A shareholder activism; 2) capital structure arbitrage and relative value; 3) event driven volatility; 4) rating upgrades, downgrades and fundamental value; 5) special situations; and 6) short alpha and hedges. The sub-adviser is agnostic as to any single sub-strategy and is committed to what the sub-adviser believes to be the most optimal implementation of its views. The sub-adviser invests opportunistically based upon the sub-strategy it favors at any given time.
The fund’s strategy normally employs a substantial amount of leverage. A large portion of the fund’s long investment exposure to a company’s securities may be established through total return swaps or other derivative instruments that have a leveraging effect on the fund. The fund may also take short positions which involve leverage.
The sub-adviser utilizes fundamental research to select investments and seeks to attain the most optimal implementation of its fundamental views in the current market environment through direct investments and/or synthetically through derivatives. In executing its strategy, the sub-adviser generally seeks to capture the price difference between a security’s current market price and the anticipated value to be delivered through the successful completion of an extraordinary corporate transaction or a unique event-driven opportunity. Intensive fundamental and security valuation analysis is applied by the sub-adviser in an effort to identify value and manage risk, as well as to calculate rates of return and monitor investment thesis progress. The fund will generally invest in transactions with identifiable time-frames and with what the sub-adviser believes have favorable risk/return profiles.
The fund generally uses derivatives as part of the overall implementation of its strategy, and derivatives usage may be substantial. Such derivatives may include total return swaps, credit default swaps, interest rate swaps, forward currency contracts, options on securities and futures transactions. Derivatives may be used in different ways within the fund. For example, derivatives may be used as substitutes for direct investments in stocks, bonds or convertible securities. Derivatives also may be used for speculative or hedging purposes. Derivatives used by the fund may involve leverage.
When the fund uses derivatives with a leveraging effect, changes in the value of the fund’s investments will have a larger effect on the fund’s share price than if it did not use such derivatives. Other risks also are magnified and there are costs associated with using leverage. The fund may need to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to comply with applicable segregation requirements.
The fund will invest primarily in companies in developed markets, but may invest up to 20% of its assets in companies located in emerging markets. The fund may invest without limit in companies in non-U.S. developed markets and in lower investment grade and non-investment grade fixed income securities (commonly known as “junk bonds”). The sub-adviser expects the average duration of the fixed income securities in the fund’s portfolio, including the negative duration of short positions in fixed income securities, to be between 3 and 4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in companies of any capitalization.
The fund may have a portfolio turnover rate that is significantly higher than a comparable fund.
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The fund is non-diversified.
The sub-adviser may decide to sell securities for different reasons, including when its forecasted corporate or special situation event has occurred or is less likely to occur or the sub-adviser believes the securities price reflects a substantial likelihood of that event occurring. Sales may also occur should the relative prices of securities in the same capital structure or industry converge on the sub-adviser’s forecasted fair value or due to changes in the sub-adviser’s appraisal of the relative value of the instrument.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Floating Rate: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”) seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund will normally primarily invest in first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured loans and securities and up to 15% of its net assets in second lien loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The fund may invest in exchange traded funds (“ETF”) to create exposure to asset classes.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Global Equity: Under normal circumstances, the fund’s sub-adviser, Rockefeller & Co. LLC (the “sub-adviser”) invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest in securities of U.S. and non-U.S. issuers of any size, but generally focuses on larger, more established companies. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets, as classified using the MSCI classifications of emerging and frontier markets. Under normal conditions, the fund will invest in at least four countries including the U.S.
The sub-adviser selects investments for the fund’s portfolio using a “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.
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Equity securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants for equity securities, depositary receipts such as American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, and interests in other investment companies, including exchange traded funds, that invest in equity securities.
Securities held by the fund may be denominated in either U.S. dollars or the local currency. The fund generally will not seek to hedge against currency risks, although the fund may engage in such hedging strategies if the sub-adviser determines that it may be advantageous to do so.
The sub-adviser does not automatically sell securities that meet certain criteria or have certain characteristics; rather, sell decisions generally follow reviews of a security triggered under certain circumstances, including when a security approaches its target exit price or when the value of the security falls below its value at purchase by a certain amount.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
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High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
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repurchase agreements that are fully collateralized by U.S. government securities or cash; and
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cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
The sub-adviser employs relative value strategies when selling securities that are focused on identifying discrepancies in prices among securities that share similar economic or financial characteristics. This strategy is based on the premise that certain securities are mispriced given that they have consistent valuation factors in common, such as liquidity, interest rate, maturity, or spread. The sub-adviser may employ a variety of qualitative techniques to identify securities they believe to be mispriced relative to fundamental or technical factors.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
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Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield ESG: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
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When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s ESG criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities, the interest from which is exempt from federal income tax and federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.
The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.
Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services (“S&P”). Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
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The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.
The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund is non-diversified.
The sub-adviser’s process for selling securities within the fund is predicated upon a number of factors, including but not limited to (i) cash flows within the fund, (ii) relative value considerations, (iii) views on interest rates and (iv) changes in credit. Additionally, the sub-adviser may sell certain securities in an effort to maximize the fund’s risk-adjusted returns.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation Opportunities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.
The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents.
The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Corporation or Fitch, Inc., or, if unrated, determined by the sub-adviser to be of comparable quality.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. These investment strategies may be employed in an effort to either mitigate risk or generate income.
The sub-adviser may sell a security for several reasons, including when its price target is attained or when the sub-adviser sees better opportunities in other securities or identifies a change in fundamentals or investment story.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Muni: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
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The process is engineered to seek to exploit mispricing within the fixed income markets that may be apparent at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve in an attempt to ensure that the fund’s securities have attractive historical valuations and limited exposure to unanticipated market events that may negatively impact fund performance. Investment decisions are made to maintain a balance between total return and portfolio risk.
Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed income securities (commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).
The sub-adviser’s process for selling securities within the fund is predicated upon a number of factors, including but not limited to (i) cash flows within the fund, (ii) relative value considerations, (iii) views on interest rates and (iv) changes in credit. Additionally, the sub-adviser may sell certain securities in an effort to maximize the fund’s risk-adjusted returns.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to companies with a minimum of three years of operating history.
The sub-adviser also performs rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. It evaluates publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. It applies a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. The fund’s portfolio is typically composed of approximately 80-110 stocks is selected as a result of this process.
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Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Growth: The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
When a stock displays characteristic no longer consistent with the sub-adviser's style, it is reviewed by the investment professional with the appropriate sector coverage. The sub-adviser typically bases sell decisions on negative changes to the ranking of the stock, a deterioration of the fundamental or qualitative reasons for the original purchase, or to enhance the fund’s portfolio with a superior investment idea.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica International Small Cap Value: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the fund’s benchmark, the MSCI EAFE Small Cap Index, at the time of investment (between $200 million and $8 billion). The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australia and Far East (“EAFE”) Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-120 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the fund’s benchmark, the MSCI EAFE Small Cap Index.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Stock: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as non-U.S. by MSCI, based on MSCI's classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.
In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
As a part of its investment process, the sub-adviser considers environmental, social and governance (“ESG”) factors as part of its fundamental analysis with the view ESG related events and characteristics have the potential to impact (positively or negatively) the return profile of companies. The goal is to seek to identify material ESG risks for each company and the potential for financial impacts.
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The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund generally sells securities when they no longer meet the sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.
The fund’s benchmark is the MSCI EAFE Index which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Cap Value: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index. As of December 31, 2020, the market capitalization range of the Russell 1000® Index was between approximately $600 million and $2.3 trillion. The fund’s sub-adviser, Rothschild & Co Asset Management US Inc. (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The fund’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up fundamental research process to select and weight individual securities. Valuation is assessed by the sub-adviser on both a relative and absolute basis. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The sub-adviser may sell investments when (i) it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
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Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value: The fund’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the current reconstitution of the Russell Midcap® Value Index on September 30, 2020, the market capitalizations of the companies in the index ranged from $630 million to $38.6 billion.
The fund will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser may use derivatives to hedge various market risks or to increase the fund’s income. The fund may also invest in master limited partnerships, although their use will not be a principal investment strategy.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
As part of its security selection process, alongside traditional fundamental financial analysis, the sub-adviser also evaluates whether environmental, social and governance (“ESG”) factors could, in the sub-adviser’s view, have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the fund may invest. The goal of this process is to seek to identify material ESG risks and opportunities for each company and the potential for financial impacts. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $32 billion as of June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
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The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MLP & Energy Income: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy master limited partnerships (“MLPs”), MLP-related entities, energy infrastructure companies and other issuers in the energy sector. The sub-adviser considers “energy sector” issuers to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or renewable energy, such as solar, wind, hydroelectric, geothermal and biomass power (“energy-related assets”).
MLPs are publicly traded partnerships that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products (“midstream assets”). MLPs may also include general partner MLPs whose assets consist of ownership interests of an affiliated MLP (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
MLP-related entities include companies structured as MLPs that have elected to be taxed as corporations for federal income tax purposes. MLP-related entities are not treated as publicly traded partnerships for federal income tax purposes. Energy infrastructure companies are companies that own or operate midstream assets. This includes companies that (i) derive at least 50% of their revenues or operating income from midstream assets or (ii) have midstream assets that represent a majority of their assets. Energy infrastructure companies are not structured as MLPs and are taxed as corporations. Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
Equity investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, including MLP and limited liability company common units; the equity securities issued by MLP-related entities, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLPs and energy infrastructure companies.
The fund may invest in the debt securities of issuers in the energy sector, but not more than 10% of its total assets may be invested in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may use short sales, arbitrage and other strategies in an effort to generate additional return, the maximum exposure to which may not exceed 20% of the fund’s net assets. As part of such strategies, the fund may (1) engage in paired long short trades in an attempt to arbitrage pricing disparities in securities held in the fund (e.g., establishing a long or short position in the equity of an MLP issuer while simultaneously establishing an opposite position in an affiliated MLP-related entity or other affiliated equity security); (2) trade call or put options; (3) enter into total return swaps or credit default contracts; or (4) sell securities short. The fund may also invest in foreign securities, but generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. and Canadian exchanges.
Options trading is not a core strategy of the fund, but may be used by the sub-adviser to monetize existing positions when price targets are reached, to generate income and to help hedge the fund. In addition, when the sub-adviser elects to take both long and short positions, it seeks to provide some protection in down markets when compared to a fund that takes only long positions.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund is non-diversified.
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The sub-adviser’s investment process typically includes the identification of entry and exit prices. These prices may be based on the sub-adviser’s fundamental analysis of the value of the investment, its relative value analysis where the entry or exit price should be based on dollar or yield spreads, or both. The sub-adviser also routinely discusses sell prices in order to evaluate the relative attractiveness of existing positions versus proposed investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Asset Income: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations at the time of purchase in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in seeking to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to generally invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, normally targeting allocations of 40%, 20% and 40%, respectively for these security types. Depending on market factors, these allocations may range from approximately 20% to 60% for common stock, 0% to 40% for preferred stock and 20% to 60% for fixed income securities.
The equity securities in which the fund invests typically consist primarily of common stocks. Debt securities in which the fund invests normally include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade. The fund may invest in fixed-income securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in one or more particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
The sub-adviser typically sells stocks for several reasons, including when (i) conditions that the sub-adviser believed would increase the stock’s value are no longer present, (ii) the sub-adviser deems another investment opportunity to be more appropriate for the fund, (iii) the sub-adviser’s risk guidelines require the sale of the stock, or (iv) the fund’s position in the stock is no longer consistent with the fund’s investment strategies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced: Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. The fund's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations. Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
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Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®. The equity sub-adviser may use stock index futures to equitize cash in order to gain general equity market exposure.
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As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the portfolio.
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Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis. The fixed-income sub-adviser uses this combined “top down” and “bottom up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fixed-income sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The equity sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the equity sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the equity sub-adviser identifies a stock that it believes offers a better investment opportunity.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Short-Term Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Securities in which the fund may invest include:
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corporate debt securities of U.S. issuers;
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debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
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obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
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asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities; and
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bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the fund’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a “bottom-up”, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The sub-adviser also views environmental, social and governance (“ESG”) factors as another input alongside traditional fundamental financial analysis when making investment decisions. The sub-adviser evaluates a company’s ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. The goal of this process is to identify material ESG risks and opportunities for each company and the potential for financial impacts.
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The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The sub-adviser’s identification and evaluation of fundamental, valuation and technical factors generally lead to most sell decisions in the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000 Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector. This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
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Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
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Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
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Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
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Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
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Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser researches environmental, social and governance (“ESG”) factors as part of its “bottom-up”, fundamental analysis. As part of this research, the sub-adviser utilizes information from the MSCI ESG database. The MSCI ESG database provides real-time reports that notify the sub-adviser of any changes in MSCI’s objective ESG assessment of portfolio holdings.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
The sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the sub-adviser identifies investment alternatives that it deems more attractive.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica Small/Mid Cap Value: The fund’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap Index respectively, or within the range of the Russell 2500® Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the fund invests may change. As of December 31, 2020, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $21.1 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $0.6 billion and $59.7 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $31.6 billion.
The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between the fund’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the fund’s assets to Thompson, Siegel & Walmsley LLC and 40% of the fund’s assets to Systematic Financial Management, L.P. The fund emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The fund’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
The small-cap sleeve sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the small-cap sleeve sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the small-cap sleeve sub-adviser identifies investment alternatives that it deems more attractive.
The mid-cap sleeve sub-adviser typically sells stocks for several reasons, including when (i) conditions that the mid-cap sleeve sub-adviser believed would increase the stock’s value are no longer present, (ii) the mid-cap sleeve sub-adviser deems another investment opportunity to be more appropriate for the fund, (iii) the mid-cap sleeve sub-adviser’s risk guidelines require the sale of the stock, or (iv) the fund’s position in the stock is no longer consistent with the fund’s investment strategies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include
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U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities (including contingent convertible securities), bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
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The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s sustainability criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Equity Income : The fund’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company for the fund. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
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Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
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“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
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“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the fund.
The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The fund will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the fund’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the fund’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the fund’s net assets.
The fund may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the fund, with the exception of cash, cash equivalents and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
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The sub-adviser will normally sell a holding when it considers the investment thesis to have materially changed, including when it no longer meets the sub-adviser’s dividend criteria or sustainability criteria. A downgrade of a company to “laggard” status would prompt the full sale of the fund’s holding in the company as soon as is practicable.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Total Return: The fund’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), invests, under normal circumstances, at least 65% of the fund’s total assets in fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed income instruments”, as used generally in this prospectus, include:
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securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The fund may invest in derivatives based on Fixed income instruments.
The average duration of this fund normally varies within two years (plus or minus) of the duration of the Barclays US Aggregate Bond Index, as calculated by the sub-adviser, which as of December 31, 2020, was 5.39 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The sub-adviser normally invests the fund’s assets primarily in investment grade debt securities, but may invest up to 20% of the total assets in high yield securities (commonly known as “junk bonds”) rated B or higher by Moody’s, Fitch, or Standard & Poor’s or, if unrated, determined by the sub-adviser to be of comparable quality (except that within such 20% limitation, the fund may invest in mortgage-related securities rated below B). The sub-adviser may invest up to 30% of the fund’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt dominated in the local currency with less than 1 year remaining to maturity, which means the fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund’s total assets. The fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.
The fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities, subject to applicable law. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the fund consists of income earned on the fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security. The fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
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Buy and sell decisions are executed to optimize the risk/return and the relative value characteristics of the fund’s portfolio. The sub-adviser may sell a security for the fund when the sub-adviser determines that (i) the security no longer represents a good value, (ii) superior risk/return potential exists in substitute positions (factoring in transaction costs) or (iii) the security no longer fits with the fund’s investment strategies.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Unconstrained Bond: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund is not constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed-income sectors including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLO”s)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed income sectors and may exclude certain sectors based on relative attractiveness. No fixed income sector is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each sector will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
For liquidity purposes, exchange traded funds (“ETFs”) may be used but will normally constitute no more than 5% of the fund. The fund may also invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents.
The sub-adviser employs a disciplined sell process which is research-driven, with a focus on long-term historical valuation ranges and averages.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica US Growth: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The fund employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
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Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
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Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
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Stocks that meet other growth criteria as determined by the sub-adviser
Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The sub-adviser may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Some of the risks of investing in the funds, including the principal risks of the funds, are discussed below. Each fund may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs, and may generate greater amounts of short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Arbitrage: The strategy is intended to take advantage of a perceived relationship between the value of two or more securities. It may not work as intended and may result in reduced returns or losses for the fund.
Asset Class Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and/or the sub-advisers’ decisions may not produce the desired results. The allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the investment manager’s and/or the sub-advisers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique, strategy or issuer is incorrect. The investment manager and/or the sub-advisers may favor an asset class that performs poorly relative to other asset classes.
Bank Obligations: Bank obligations include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type instruments issued by banks. To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as regulatory and political conditions. Banks are highly regulated, and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Capital Markets Access: Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets and the ability to raise capital has diminished. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Cash Flow: A substantial portion of the income received by a fund may be derived from investments in equity securities of energy companies. The amount and tax characterization of cash that any such company has available for distribution depends on the amount of cash generated from such company’s operations. Cash from operations may vary widely from quarter to quarter, is largely dependent on factors affecting the company’s operations, and may be significantly affected by factors affecting the energy industry in general. In addition, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs, borrowing costs and other costs of expenditures may reduce the amount of cash that a company has available for distribution in a given period.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
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CFTC Regulation: The investment manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain funds. The investment manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC” or “China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that applicable exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
A fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future.
Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by a fund’s sub-adviser of China A-shares will accordingly be subject to PRC stamp duty, but a fund will not be subject to PRC stamp duty when it acquires China A-shares.
A fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of China A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of PRC securities through the Programs. Since there is no indication how long the temporary exemption will remain in effect, a fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a fund were liable for value added tax it would also be required to pay the applicable surtaxes.
Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by a fund.
In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is
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possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. It is not expressly provided in China law whether all accounts managed by TAM and/or its affiliates will be aggregated for purposes of this 5% limitation. If that is the case, it makes it more likely that a fund’s profits may be subject to these limitations.
Commodities and Commodity-Related Securities: If a fund invests in commodities, instruments whose performance is linked to the price of an underlying commodity or commodity index, or the securities of issuers in commodity-related businesses or industries, a fund will be subject to the risks of investing in commodities. These types of risks include changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, pestilence and market disruptions. A fund’s investment exposure to the commodities markets may subject the fund to greater volatility. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk of the issuer, and their value may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a fund invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the fund will also be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a fund’s sub-adviser.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds of funds that invest in underlying Transamerica funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica fund. TAM has designed certain funds of funds where only Transamerica funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. TAM and its affiliates will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints or discounts in sub-advisory fees also gives rise to conflicts of interest for TAM.
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TAM manages other funds and products that have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. The results of the investment activities of a fund may differ significantly from the results achieved for other funds or products.
TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and earn fees from these relationships with the funds. TAM and its affiliates face conflicts of interest when the funds select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used.
TAM, its affiliates and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. TAM, its affiliates and/or the funds’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the funds. TAM and its affiliates will benefit from increased amounts of assets under management. TAM or its affiliates also receive revenue sharing payments from certain of the funds’ sub-advisers or their affiliates.
TAM and/or its affiliates have existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
The performance of certain funds impacts the financial exposure of affiliates of TAM under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM and/or its affiliates derive certain ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. For example, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which may give rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.
A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities are normally “junior” securities, meaning that the issuers usually must first make payments on non-convertible securities before making payments on convertible securities. If the issuer of a convertible security stops making payments, these securities may become worthless.
Counterparty: A fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued,
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delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses and may be hindered or delayed in an effort to protect the fund’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a fund is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a fund uses leverage or derivatives in connection with the management of the fund.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the fund has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the fund invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A fund may be unable or may choose not to hedge its foreign currency exposure. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Cybersecurity and Operations: A fund, and its service providers and distribution platforms, and your ability to transact with a fund, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of shareholder transactions, impact a fund's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a fund and its shareholders. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Depositary Receipts: Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding those issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or
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enforceability of a contract). Use of derivatives can increase losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. The ultimate impact of the regulations and the new rule remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a fund for a variety of purposes, including:
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As a hedging technique in an attempt to manage risk in the fund's portfolio;
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As a means of changing investment characteristics of the fund's portfolio;
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As a means of attempting to enhance returns;
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As a means of providing additional exposure to types of investments or market factors;
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As a substitute for buying or selling securities; or
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As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a fund’s hedging transactions will be effective.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the
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position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty
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to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A fund may incur costs to protect its investment, and the fund could lose its entire investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dividend Paying Stock: Certain funds utilize a strategy that focuses on investing in stocks that pay dividends. There can be no assurance that the issuers of the stocks held by a fund will pay dividends in the future or that, if dividends are paid, they will not decrease. A fund's emphasis on dividend paying stocks could cause the fund’s share price and total return to fluctuate more than, or cause the fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause an issuer to unexpectedly reduce or eliminate its dividends.
Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. A fund investing in emerging
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market countries may be required to establish special custody or other arrangements before investing, and the fund may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. It may be difficult for a fund to pursue claims against an emerging market issuer or other parties in the courts of an emerging market country. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
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Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic has adversely impacted the demand for oil and other energy commodities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production in response to the pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
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Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
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Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
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Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability
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of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic may limit the ability of energy companies to make acquisitions.
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Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
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Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
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Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
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Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
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Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which a fund invests.
Environmental, Social and Governance (“ESG”) Investing: Applying ESG criteria to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, applicable funds may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by a sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market
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and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers. ESG criteria can vary over different periods and can evolve over time. Such criteria may also be difficult to apply consistently across regions, countries, industries or sectors.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A fund may lose its entire investment in the equity securities of an issuer.
Exchange-Traded Notes (ETNs): ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that generally track specified market indices. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market index remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. ETNs do not make periodic interest payments and principal is not protected. An ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. When a fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A fund may lose its entire investment in the fixed-income securities of an issuer.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
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Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a fund not receiving proceeds from the sale of a loan for an extended period. As a result, a fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading. Some floating rate loans may be tied to the London Interbank Offered Rate (“LIBOR”), and thus would be subject to LIBOR risk.
Floating rate loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for floating rate loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to floating rate loans with fewer restrictive covenants.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including through weather events and through regulation or business trends driven by climate change. Local events, such as political upheaval, social unrest, wars and terror attacks, financial troubles, pandemics, epidemics and natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging and frontier markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a fund's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a fund’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely
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affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a fund to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
In addition, U.S. investors are restricted from investing in certain Chinese companies, and the companies subject to these restrictions may change from time to time. For example, in November 2020, the President of the United States of America signed an executive order prohibiting U.S. persons, including a fund, from investing in publicly-traded securities of certain companies determined by the U.S. government to be affiliated with China’s military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, and cause a fund to incur losses.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline. An investment in frontier market securities should be considered speculative.
Government Money Market Fund (Transamerica Government Money Market): The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or zero and the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, forward contracts, and other instruments as a hedge. Some hedging strategies could hedge a fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase a fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a fund’s foreign investments. A fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A fund that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than funds that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve
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major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the fund. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the fund losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds concentrate their investments in specific industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A fund faces a risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A fund may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the fund does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a fund’s investments. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
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Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the fund to “LIBOR” risk.
Investment Companies: To the extent that a fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of those investment companies’ expenses. Those expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
Investments in the China Interbank Bond Market: A fund is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day a fund is open, the fund may not be able to add to or exit a position on such a day, which could adversely affect the fund’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, a fund could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that a fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a fund’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the fund is unable to adequately access the CIBM through other means, the fund’s ability to achieve its investment objective may be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the People’s Bank of China, Hong Kong Monetary Authority (“HKMA”), Hong Kong Exchanges and Clearing Limited, China Foreign Exchange Trade System & National Interbank Funding Centre, Central Moneymarkets Unit (“CMU”), China Central Depository & Clearing Co., Ltd (“CCDC”), Shanghai Clearing House (“SCH”), and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
A fund’s investments through Bond Connect will be held on behalf of the fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). A fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial
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ownership rights over such bonds in the courts in China is yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder (i.e. the CMU or HKMA) becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of a fund.
With respect to tax treatment, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund.
IPOs: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a fund. There is no assurance that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Junior Loans: Junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Large Shareholder: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP and Transamerica JPMorgan International Moderate Growth VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
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Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have, potentially resulting in the loss of all assets. A fund also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives, or to meet segregation or coverage requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a fund’s assets.
LIBOR: Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the fund’s performance or NAV.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. Illiquid investments can be difficult to value. If a fund is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a fund to sell. This may prevent a fund from limiting losses. Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A fund is required by law to maintain a liquidity risk management program to assess and manage the fund’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of
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both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants.
Management: The value of your investment in a fund may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a fund may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a fund’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an investment manager or sub-adviser in connection with managing a fund. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market values of a fund’s securities and other assets will fluctuate, sometimes rapidly or unpredictably, due to changes in general market conditions, overall economic trends or events, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the securities or other assets owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted
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travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments.
Master Limited Partnerships: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.
The value of a fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by a fund generally would be taxed as dividend income. If any of the MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to a fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the fund’s shares.
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Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in a fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of fund dividends attributable to any such income.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value. An investment in a money market fund is not guaranteed and it is possible for the fund to lose money by investing in money market funds.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or
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government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
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To the extent that a fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Investment in municipal securities of issuers in U.S. territories may have more risks than in tax-exempt securities issued by other issuers. Municipal securities issued by the Commonwealth of Puerto Rico or its agencies carry substantial risks. Beginning in 2017, the Commonwealth and its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees’ Retirement System, Electric Power Authority, and Public Buildings Authority entered into the equivalent of municipal bankruptcy proceedings, known as “PROMESA Title III” cases. As a result of the PROMESA cases, these entities are unable to issue new municipal securities and will remain unable to do so unless and until the courts have approved their respective “plans of adjustment” that restructure their debts, which is not expected to occur until 2021 or later, and the prevailing conditions at that time are impossible to predict. Also as a result of the PROMESA cases, these entities’ outstanding municipal securities, which trade on the secondary market, are receiving no recoveries and will not have any recoveries unless and until the courts have approved their respective plans of adjustment. Further, in several litigations within the PROMESA cases, many if not all of these entities’ outstanding municipal securities have been attacked as unconstitutionally or otherwise invalidly issued and thus entitled to no recovery whatsoever. In addition, PROMESA is a novel federal law and many of its provisions have been disputed. Even agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time (including the Aqueduct and Sewer Authority, which restructured in 2019 under PROMESA Title VI) may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the foregoing agencies to enter such proceedings. For these and other reasons, the timing (which could be years) and rate of recovery (which could be zero) on municipal securities that have been or will be issued by the Commonwealth of Puerto Rico or any of its agencies are highly unpredictable.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
New Fund: If a fund is newly-formed, investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.
Non-Diversification: As a “non-diversified” fund, a fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent a fund invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified fund.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
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Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Placed and Other Restricted Securities: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted Securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities also include private placements of securities with agreed upon contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.
Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, a fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.
An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices. For this reason, restricted securities may adversely affect a fund’s overall liquidity if eligible buyers are or become uninterested in buying them at a particular time.
Restricted securities may not be listed on an exchange and may have no active trading market. A fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. A fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities for resale, and other transaction costs which may be higher for restricted securities than unrestricted securities.
Redemption (Transamerica Government Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, a fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and
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reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact the fund’s use of derivatives before that date. The SEC has also adopted new Rule 12d1-4 under the 1940 Act, which provides an enhanced regulatory framework applicable to fund of fund arrangements. The ultimate impact of the new rules remains unclear. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under U.S. federal tax law, could adversely affect the value of a particular U.S. REIT or the market for U.S. REITs as a whole.
Repurchase Agreements: In a repurchase agreement, a fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse Repurchase Agreements: Reverse repurchase agreements, in which a fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the fund’s share price more volatile, and may increase the risks and costs of investing in a fund. A fund may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its borrowing obligations or meet its segregation requirements.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
Transamerica Government Money Market does not participate in securities lending.
Short Positions: Certain funds may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. A fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales: A short sale may be effected by selling a security that a fund does not own. In order to deliver the security to the purchaser, a fund borrows the security, typically from a broker-dealer or an institutional investor. A fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, a fund would incur a loss; conversely, if the price declines, a fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a fund held only long positions. A fund may be unable to close out a
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short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A fund may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a fund would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, the debt may be restructured, or it may ask for forgiveness of interest or principal on its existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There is no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Strategies and Styles: Investment strategies and styles with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different strategy or style. A fund may employ a combination of strategies and/or styles that impact its risk characteristics.
Structure Conflicts: TAM has established an investment program whereby a substantial portion of the assets of certain funds are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features,
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small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments may be less liquid and therefore more difficult to value accurately than more traditional securities and instruments. Structured instruments may behave in ways not anticipated by a fund, or they may not receive the tax, accounting or regulatory treatment anticipated by a fund.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations: Applying sustainability and/or ESG factors as part of a fund’s security selection process may impact a sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact a fund’s performance.
Sustainability Investing: Applying a sustainability assessment framework to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the corporate rate (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
An MLP is an entity treated as a partnership under the Internal Revenue Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation.

Depreciation or other cost recovery deductions passed through to a fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Taxable Investments (Transamerica Intermediate Muni and Transamerica High Yield Muni) : Although distributions of interest income from each fund’s tax-exempt securities are generally exempt from regular federal income tax, each fund’s distributions from other sources, including capital gain distributions, and any gains on the sale of each fund’s shares are not. In addition, the interest on each fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.
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To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing a fund to further losses. Whether or not a fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange-Traded Funds: To the extent a fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a fund's shares could also be substantially and adversely affected.
Underlying Government Money Market Funds ( Transamerica Government Money Market ): The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. A fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. If the warrant or right is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant or right.
Yield (Transamerica Government Money Market): As a money market fund, the fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. The fund's expenses could absorb all or a significant portion of the fund's income, and, if the fund's expenses exceed the fund's income, the fund that seeks to maintain a stable net asset value (typically, $1.00 per share) may be unable to maintain its $1.00 share price. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone and/or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Yield: The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information
Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)
employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.
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Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.
The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.
Management Fees Paid for the Fiscal Year Ended October 31, 2020
For the fiscal year ended October 31, 2020, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Bond	0.35%
Transamerica Capital Growth	0.67%
Transamerica Core Bond	0.43%
Transamerica Emerging Markets Debt	0.63%
Transamerica Emerging Markets Opportunities*	0.81%
Transamerica Event Driven	1.17%
Transamerica Floating Rate	0.50%
Transamerica Global Equity	0.74%
Transamerica Government Money Market	0.05%
Transamerica High Yield Bond	0.55%
Transamerica High Yield ESG*	0.00%
Transamerica High Yield Muni	0.46%
Transamerica Inflation Opportunities	0.56%
Transamerica Intermediate Bond	0.38%
Transamerica Intermediate Muni	0.36%
Transamerica International Equity	0.71%
Transamerica International Growth	0.75%
Transamerica International Small Cap Value	0.94%
Transamerica International Stock	0.77%
Transamerica Large Cap Value	0.62%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value	0.87%
Transamerica Mid Cap Value Opportunities	0.69%
Transamerica MLP & Energy Income	1.12%
Transamerica Multi-Asset Income	0.53%
Transamerica Multi-Managed Balanced	0.62%
Transamerica Short-Term Bond	0.37%
Transamerica Small Cap Growth	0.87%
Transamerica Small Cap Value	0.80%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Sustainable Bond*	0.00%
Transamerica Sustainable Equity Income	0.72%
Transamerica Total Return	0.61%
Transamerica Unconstrained Bond	0.63%
Transamerica US Growth	0.65%
* Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020. Each fund’s management fee schedule is shown below.
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Recent Management Fee Changes
Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.
Transamerica Inflation Opportunities: Effective August 28, 2020, the management fee is 0.49% of the first $250 million; 0.43% over $250 million up to $1 billion; and 0.38% in excess of $1 billion in average daily net assets. Prior to August 28, 2020, the management fee was 0.58% of the first $200 million; 0.57% over $200 million up to $500 million; and 0.54% in excess of $500 million in average daily net assets.
Transamerica Intermediate Muni: Effective May 1, 2020, the management fee is 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; 0.39% over $1 billion up to $2 billion; 0.3875% over $2 billion up to $3 billion; and 0.3825% in excess of $3 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; and 0.39% in excess of $1 billion in average daily net assets.
Transamerica Large Cap Value: Effective December 1, 2020, the management fee is 0.594% of the first $1 billion; 0.58% over $1 billion up to $2 billion; 0.56% over $2 billion up to $3 billion; and 0.54% in excess of $3 billion in average daily net assets. Prior to December 1, 2020, the management fee was 0.65% of the first $750 million; 0.62% over $750 million up to $1 billion; 0.60% over $1 billion up to $2 billion; 0.59% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets.
Transamerica Multi-Managed Balanced: Effective May 1, 2020, the management fee is 0.61% of the first $500 million; 0.59% over $500 million up to $1 billion; 0.56% over $1 billion up to $1.5 billion; 0.55% over $1.5 billion up to $2 billion; 0.52% over $2 billion up to $5 billion; and 0.50% in excess of $5 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.
Transamerica Sustainable Equity Income:Effective December 1, 2020, the management fee is 0.663% of the first $500 million; 0.58% over $500 million up to $1 billion; 0.55% over $1 billion up to $1.5 billion; and 0.53% in excess of $1.5 billion in average daily net assets. Prior to December 1, 2020, the management fee was 0.78% of the first $200 million; 0.68% over $200 million up to $500 million; 0.63% over $500 million up to $1.5 billion; 0.59% over $1.5 billion up to $2.5 billion; and 0.58% in excess of $2.5 billion in average daily net assets.
A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment management agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
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Fund	Sub-Adviser	Sub-Adviser Address
Transamerica Event Driven	Advent Capital Management, LLC	888 Seventh Avenue, 31st Floor New York, NY 10019
Transamerica Sustainable Equity Income	Aegon Asset Management UK plc	3 Lochside Crescent Edinburgh EH12 9SA
Transamerica Bond
Transamerica Floating Rate
Transamerica High Yield Bond
Transamerica High Yield ESG
Transamerica Intermediate Bond
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Sustainable Bond
	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499
Transamerica High Yield Muni Transamerica Intermediate Muni	Belle Haven Investments, L.P.	800 Westchester Avenue, Suite N607 Rye Brook, NY 10573
Transamerica Government Money Market	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455
Transamerica International Stock	ClariVest Asset Management LLC	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130
Transamerica Core Bond Transamerica Mid Cap Value Transamerica Multi-Managed Balanced	J.P. Morgan Investment Management Inc.	383 Madison Avenue, New York, NY 10179
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC	One MetLife Way Whippany, NJ 07981
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036
Transamerica Total Return	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660
Transamerica Small Cap Value	Peregrine Capital Management, LLC	800 LaSalle Avenue, Suite 1850 Minneapolis, MN 55402
Transamerica Inflation Opportunities Transamerica Unconstrained Bond	PineBridge Investments LLC	Park Avenue Tower 65 East 55th Street New York, NY 10022
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201
Transamerica Global Equity	Rockefeller & Co. LLC	45 Rockefeller Plaza, Floor 5 New York, NY 10111
Transamerica Large Cap Value	Rothschild & Co Asset Management US Inc.	1251 Avenue of the Americas New York, NY 10020
Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666
Transamerica International Growth	TDAM USA Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada
Transamerica International Equity Transamerica International Small Cap Value Transamerica Mid Cap Value Opportunities Transamerica Multi-Asset Income Transamerica Small/Mid Cap Value	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica Emerging Markets Opportunities Transamerica Mid Cap Growth Transamerica US Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
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Further Information About Each Sub-Adviser
Advent Capital Management, LLC has been a registered investment adviser since 2001. As of December 31, 2020, Advent Capital Management, LLC had approximately $10.9 billion in total assets under management.
Aegon Asset Management UK plc (formerly, Kames Capital plc), a wholly-owned subsidiary of Aegon N.V., has been a registered investment adviser since 2017. As of December 31, 2020, Aegon Asset Management UK plc had approximately $52.9 billion in total assets under management.
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2020, Aegon USA Investment Management, LLC had approximately $112.8 billion in total assets under management.
Belle Haven Investments, L.P. has been a registered investment adviser since 2006. As of December 31, 2020, Belle Haven Investments, L.P. had approximately $14 billion in total assets under management.
BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2020, BlackRock, Inc. had approximately $8.68 trillion in total assets under management.
ClariVest Asset Management LLC, a wholly owned and indirect subsidiary of Raymond James Financial, has been a registered investment adviser since 2006. As of December 31, 2020, ClariVest Asset Management LLC had approximately $3.9 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2020, J.P. Morgan Investment Management Inc. and its affiliates had approximately $2.3 trillion in assets under management.
Kayne Anderson Capital Advisors, L.P. was founded in 1984 and is registered with the SEC as an investment adviser. Kayne Anderson Capital Advisors, L.P. is an independent alternative investment management firm focused on niche investing in upstream oil and gas companies, energy infrastructure, growth private equity, specialty real estate, middle market credit and municipal opportunities. Kayne Anderson Capital Advisors, L.P. and its affiliates had approximately $31 billion in assets under management as of December 31, 2020.
MetLife Investment Management, LLC, a subsidiary of MetLife, Inc., has been a registered investment adviser since 2006. As of December 31, 2020, MetLife Investment Management, LLC had approximately $659.6 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2020, Morgan Stanley Investment Management Inc. had approximately $781.3 billion in total assets under management.
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PIMCO has been a registered investment adviser since 1971. As of December 31, 2020, PIMCO had approximately $2.22 trillion in assets under management, including $1.63 trillion in third-party client assets. Assets include $17.1 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC and $88.7 billion in estimated assets of clients contracted with Allianz Real Estate, affiliates and wholly‐owned subsidiaries of PIMCO.
Peregrine Capital Management, LLC has been a registered investment adviser since 1984. As of December 31, 2020, Peregrine had approximately $6.38 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2020, PineBridge Investments LLC, including its affiliates, had approximately $126.06 billion in total assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2020, Ranger Investment Management, L.P. had approximately $1.9 billion in total assets under management.
Rockefeller & Co. LLC is a an indirect wholly-owned subsidiary of Rockefeller Capital Management L.P. and has been a registered investment adviser since 1980. As of December 31, 2020, Rockefeller & Co. LLC had approximately $20.6 billion in net assets under management.
Rothschild & Co Asset Management US Inc. has been registered as an investment adviser since 1970. As of December 31, 2020, Rothschild & Co Asset Management US Inc. had approximately $9.2 billion in total assets under management.
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Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic Financial Management, L.P. through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic Financial Management, L.P.’s Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. As of December 31, 2020, Systematic Financial Management, L.P. had approximately $2.5 billion in total assets under management.
TDAM USA Inc. has been a registered investment adviser since September 1995. As of December 31, 2020, TDAM USA Inc. had approximately $4.9 billion in total assets under management. TDAM USA Inc. is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Thompson, Siegel & Walmsley LLC is an indirect subsidiary of BrightSphere Investment Group Inc., a New York Stock Exchange listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2020, Thompson, Siegel & Walmsley LLC had approximately $22.3 billion in total assets under management.
Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2020, Wellington Management Company LLP and its advisory affiliates had approximately $1.29 trillion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Jeremy Mead, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2017; Portfolio
Manager with Aegon USA Investment
Management, LLC from 1994-2010 and again
since 2016; between tenures with Aegon USA
Investment Management, LLC, advised
individuals, families and small business as an
Investment Advisor Representative

Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds since 2009 and Co-Head of
Public Fixed Income since 2017

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2005; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

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Transamerica Capital Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Head of Counterpoint Global
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on Counterpoint Global
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on Counterpoint Global
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2011; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on Counterpoint Global
Transamerica Core Bond
Name	Sub-Adviser	Positions Over Past Five Years
Richard Figuly, CFA	J.P. Morgan Investment Management Inc.
Lead-Portfolio Manager of the fund since 2019;
Portfolio Manager of the fund since 2016;
Employee of J.P. Morgan Investment Management
Inc. since 1993; Managing Director; Member of
the Global Fixed Income, Currency &
Commodities Group (“GFICC”) and Head of the
Core Bond team within GFICC

Steven Lear, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2021; Employee of J.P. Morgan Investment Management Inc. since 2008; Managing Director; U.S. Chief Investment Officer within GFICC
Justin Rucker, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2019; Employee of J.P. Morgan Investment Management Inc. since 2006; Executive Director; Member of GFICC
Transamerica Emerging Markets Debt
Name	Sub-Adviser	Positions Over Past Five Years
Todd Howard, CFA	MetLife Investment Management, LLC	Portfolio Manager of the fund since 2011; Employee of MetLife Investment Management, LLC and its predecessor firm since 2007
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Name	Sub-Adviser	Positions Over Past Five Years
Scott Moses, CFA	MetLife Investment Management, LLC	Portfolio Manager of the fund since 2011; Employee of MetLife Investment Management, LLC and its predecessor firm since 2007
Transamerica Emerging Markets Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Mary L. Pryshlak, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Director of Global Industry Research since 2017; joined the firm in 2004
Jonathan G. White, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Director of Research Portfolios since 2013; joined the firm in 1999
Transamerica Event Driven
Name	Sub-Adviser	Positions Over Past Five Years
Odell Lambroza	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager at Advent Capital Management, LLC since 2001
Tracy V. Maitland	Advent Capital Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager of Advent Capital Management, LLC since 1995
Transamerica Floating Rate
Name	Sub-Adviser	Positions Over Past Five Years
John F. Bailey, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager and Head of Leveraged Loans with Aegon USA Investment Management, LLC since 1997
Jason P. Felderman, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Portfolio Manager with Aegon USA Investment Management, LLC since 2007
Zach Halstead	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2018; Portfolio Manager with Aegon USA Investment Management, LLC since 2016 and Credit Research Analyst from 2013-2016
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2013;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Transamerica Global Equity
Name	Sub-Adviser	Positions Over Past Five Years
David P. Harris, CFA	Rockefeller & Co. LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager at Rockefeller & Co. LLC since 1999;
President, Asset Management; Chief Investment
Officer and Managing Director; Member of the
Executive Committee

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Name	Sub-Adviser	Positions Over Past Five Years
Michael Seo, CFA	Rockefeller & Co. LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager at Rockefeller & Co. LLC since 2008;
Director of Equity Research since 2017; Managing
Director; Portfolio Manager and Director of Equity
Research

Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica High Yield ESG
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
239

Transamerica High Yield Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2013; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2018; joined Belle Haven Investments, L.P. in 2008
Transamerica Inflation Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed Income
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Transamerica Intermediate Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds since 2009 and Co-Head of
Public Fixed Income since 2017

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Transamerica Intermediate Muni
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Dalton	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 1996; Chief Executive Officer since 2002
240

Name	Sub-Adviser	Positions Over Past Five Years
Brian Steeves	Belle Haven Investments, L.P.	Portfolio Manager of the fund since 2012; joined Belle Haven Investments, L.P. in 2008
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager of TS&W International Equity Portfolio
from October 31, 2005 to February 28, 2011;
Portfolio Manager at Thompson, Siegel &
Walmsley LLC since 1996

Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2006; Vice-President & Director & Co-Lead, International Equity
Jeff Tiefenbach, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2005; Managing Director
Transamerica International Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Stedman D. Oakey, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005
Transamerica International Stock
Name	Sub-Adviser	Positions Over Past Five Years
David R. Vaughn, CFA	ClariVest Asset Management LLC	Lead Portfolio Manager of the fund since 2018; founder of ClariVest Asset Management LLC in 2006; primarily responsible for international, global and emerging market strategies
Priyanshu Mutreja, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2018; joined ClariVest Asset Management LLC in 2009
Alex Turner, CFA	ClariVest Asset Management LLC	Portfolio Manager of the fund since 2018; joined ClariVest Asset Management LLC in 2008
Gashi Zengeni, CFA	ClariVest Asset Management LLC	Assistant Portfolio Manager of the fund since 2020; joined ClariVest Asset Management LLC in 2015
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Transamerica Large Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Paul Roukis, CFA	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2005
Jeff Agne	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2015
Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Timothy N. Manning	Wellington Management Company LLP	Portfolio Manager of the fund since 2018; Portfolio Manager with Wellington Management Company LLP and Leader of the Mid Cap Growth Team; joined the firm in 2007
Transamerica Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Chief Investment Officer of the U.S. Equity Value Group
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the fund since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2019; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica MLP & Energy Income
Name	Sub-Adviser	Positions Over Past Five Years
John C. Frey	Kayne Anderson Capital Advisors, L.P.	Portfolio Manager of the fund since 2013; Employed with Kayne Anderson Capital Advisors, L.P. since 1997 in various capacities, including portfolio manager, research analyst and controller
Transamerica Multi-Asset Income
Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Director of Income Strategies at Thompson, Siegel & Walmsley LLC since 2002
242

Transamerica Multi-Managed Balanced
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds since 2009 and Co-Head of
Public Fixed Income since 2017

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2013;
Employee of J.P. Morgan Investment Management
Inc. since 2003; Executive Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2011;
Employee of J.P. Morgan Investment Management
Inc. since 1991; Managing Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Transamerica Short-Term Bond
Name	Sub-Adviser	Positions Over Past Five Years
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds since 2009 and Co-Head of
Public Fixed Income since 2017

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015. Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Norbert King	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2017; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2017, Investment Grade
Trader since 2015 and Institutional Markets
Analyst with Transamerica Stable Value Services
since 2011

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Name	Sub-Adviser	Positions Over Past Five Years
Glen Kneeland	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Sector Manager at Ranger Investment Management, L.P. since 2002
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Jason R. Ballsrud, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member
Tasso H. Coin, Jr., CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1995, Owner and Board Member
Douglas G. Pugh, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member
Transamerica Small/Mid Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2011; Portfolio Manager since 1996; Employed by Systematic Financial Management, L.P. since 1993
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2019; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Sustainable Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Charles Foster, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2003
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Name	Sub-Adviser	Positions Over Past Five Years
Jose Pluto, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2019 and Structured
Finance Analyst since 2017; Member of the
Sustainable Investment Committee; Fixed Income
Analyst, Thornburg Investment Management
2013-2016

Jeremy Thurm, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2019 and Credit Research Analyst since 2007; Member of the Sustainable Investment Committee
James Rich	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2013; Member of the Sustainable Investment Committee
Transamerica Sustainable Equity Income
Name	Sub-Adviser	Positions Over Past Five Years
Mark Peden, CFA	Aegon Asset Management UK plc	Portfolio Manager of the fund since 2020; Lead Portfolio Manager of the Aegon Global Equity Income strategy since 2011; joined Aegon Asset Management UK plc in 1992
Robin Black	Aegon Asset Management UK plc
Portfolio Manager of the fund since 2020; Portfolio
Manager of the Aegon Global Equity Income
strategy since 2017; joined Aegon Asset
Management UK plc in 2016; prior to 2016,
Managing Director at Macquarie from 2010-2016

Transamerica Total Return
Name	Sub-Adviser	Positions Over Past Five Years
Mark R. Kiesel	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2014; Employee of Pacific Investment Management Company LLC since 1996; Managing Director, global head of corporate bond portfolio management
Scott A. Mather	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2014; Employee of Pacific Investment Management Company LLC since 1998; Managing Director, previously head of global portfolio management
Mohit Mittal	Pacific Investment Management Company LLC	Portfolio Manager of the fund since 2019; Employee of Pacific Investment Management Company LLC since 2007; Managing Director, member of the Americas portfolio committee
Transamerica Unconstrained Bond
Name	Sub-Adviser	Positions Over Past Five Years
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2006
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 1999
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Name	Sub-Adviser	Positions Over Past Five Years
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2000
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at PineBridge Investments LLC since 2001
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2016; Portfolio Manager at PineBridge Investments LLC since 2014
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2019; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
Transamerica US Growth
Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company LLP	Lead Portfolio Manager of the fund since 2014; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm as an investment professional in 1994
Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm in 2011
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Trustees’ Approval of Sub-Advisory Agreements
A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment sub-advisory agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal and transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund. Class I2 shares do not pay sub-transfer agency fees directly, but the transfer agent may use its available resources to pay for sub-transfer agency services for any share classes.
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How To Contact the Funds
•
Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.
•
Internet: www.transamerica.com
•
Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
 Opening an Account
Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
 Buying Shares
Class I2 shares of the funds in this prospectus are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering any class of shares at any time, to liquidate any class of shares or merge any class of shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Shares are purchased at the net asset value per share (“NAV”), without a sales charge.
By Check
•
Make your check payable and send to Transamerica Fund Services, Inc.
•
If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one Transamerica fund, your check will be deposited into such fund. If you do not specify the fund(s) in which you wish to invest and own more than one fund, your investment may be rejected.
•
Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•
Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, counter checks or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
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By Automatic Investment Plan
•
With an Automatic Investment Plan (“AIP”), a level dollar amount is invested in fixed intervals and the payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone
•
You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•
If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within two business days after your order is accepted.
By Internet
•
You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
By Payroll Deduction
•
You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.
By Wire Transfer
•
You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
State Street Bank and Trust Company, Boston, MA, ABA#011000028
Credit: Transamerica Funds Acct #00418533
Ref: Shareholder name, Transamerica fund and account numbers.
•
Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.
 Selling Shares
Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to ten calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.
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Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
Shares are redeemed at NAV.
To request your redemption and receive payment:
Direct Deposit – ACH
•
You may request an “ACH redemption” in writing, by phone or by internet access to your account. The electronic bank link must be established in advance. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible to request redemptions via the internet.
Direct Deposit – Wire
•
You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
Check to Address of Record
•
Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•
Telephone or Internet Request – You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•
This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)
•
You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Systematic withdrawals may be made via ACH between the 3rd and 28th day of the month only, or via check on the 20th day of the month only. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer
•
You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or Dealer for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject to:
•
The type of account you have and if there is more than one shareholder. For example, we may require additional documentation for certain account types or multiple signatures.
•
The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.
•
A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.
•
When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.
•
Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
•
Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.
•
If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged.
Please see additional information relating to original signature guarantee later in this prospectus.
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Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. Each fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Involuntary Redemptions
Each fund reserves the right, to the fullest extent permitted by law, to close your account if, for example, the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading), activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.
 Exchanging Shares
Transamerica High Yield Bond and Transamerica US Growth Class I2 shareholders who received their shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund have no exchange privileges within Class I2.

In certain circumstances, shares of one class of a fund may be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.
An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class I2 shares and are eligible for purchase of Class I shares, you may be eligible to convert your Class I2 shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares, you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to certain conditions. Class I shares are not offered in this prospectus. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
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Features and Policies
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.
You may also send instructions by mail or by fax by using the information in the “How to Contact the Funds” section above.
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time. Customers can remove telephone options by submitting a letter of instructions.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
•
You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•
You would like a check made payable to anyone other than the shareholder(s) of record.
•
You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•
You would like a check mailed to an address other than the address of record.
•
You would like your redemption proceeds wired to a bank account other than a bank account of record.
•
Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
•
You are adding or removing a shareholder from an account.
•
You are changing ownership of an account.
•
When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•
Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
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•
The transaction amount exceeds the surety bond limit of the signature guarantee.
•
The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:  For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
Electronic Signatures
Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.
Paperless Legal Program
Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or fax.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
Right to Terminate or Suspend Account Privileges
A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
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However, because the shares of the funds may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the funds' policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the funds. In addition, transactions by certain institutional investors, such as asset allocators, wrap programs, other advisory programs and non-Transamerica fund of funds products, may be excepted by the funds' Chief Compliance Officer from the transaction limit set forth in the funds' policies and procedures.
Additional information about the strategic asset allocation funds’ policies and procedures are available in the prospectus of the strategic asset allocation funds. Furthermore, reallocations in the funds by a strategic asset allocation fund in furtherance of a fund’s investment objective are not considered to be market timing or excessive trading.
Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
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Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
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When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
 Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary
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depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; AXA Advisors LLC; BBVA Securities, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.; CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Network, LLC; Equity Services, Inc.; Financial Data Services, Inc.; FSC Securities Corporation; Geneos Wealth Management; GWFS Equities Inc.; GW Sherwold Associates, Inc.; Hantz Financial Services, Inc.; HD Investment Services; Huntington Investment Company; Investacorp, Inc.; Infinex Investments, Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Stifel Nicolaus & Company Inc.; Suntrust Investment Services, Inc.; TD Ameritrade; Triad Advisors, Inc.; Trinity Wealth; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Waddell Reed; Wells Fargo Advisors, LLC; Wentworth Financial Partners; and Woodbury Financial Services. For the calendar year ended December 31, 2020, TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Alliance Bernstein; Allianz Global Investors; American Century Investments; Amundi Pioneer Asset Management; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock Investment Management, LLC; BNY Mellon; Capital Group; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Goldman Sachs Asset Management; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Milliman Financial Risk Management LLC; MFS Investment Management; Morgan Stanley Investment Management Inc.; Neuberger Berman; New York Life/MainStay Investments; PGIM Investments; Pacific Investment Management Company; PineBridge Investments; Principal Global Investors; Putnam Investments; QMA; Rockefeller Capital Management; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley LLC; The Vanguard Group; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.
As of December 31, 2020, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.
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From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
 Distributions and Taxes
Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Bond			X
Transamerica Core Bond		X
Transamerica Emerging Markets Debt	X
Transamerica Government Money Market			X
Transamerica High Yield Bond			X
Transamerica High Yield ESG		X
Transamerica High Yield Muni			X
Transamerica Intermediate Bond		X
Transamerica Intermediate Muni			X
Transamerica Floating Rate			X
Transamerica Large Cap Value	X
Transamerica MLP & Energy Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Short-Term Bond			X
Transamerica Sustainable Bond		X
Transamerica Sustainable Equity Income	X
Transamerica Total Return		X
Transamerica Unconstrained Bond			X
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Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than Transamerica High Yield Muni and Transamerica Intermediate Munidistributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
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Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
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Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
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Distributions from tax-exempt interest income earned by Transamerica High Yield Muni and Transamerica Intermediate Muni, called “exempt-interest dividends,” are exempt from regular federal income tax and, in general, are not tax preference items for purposes of the federal alternative minimum tax (the “AMT”).
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Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
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Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends (other than exempt-interest dividends), interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than, in general, regular monthly distributions paid by funds that declare dividends daily), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
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Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
259

Financial Highlights
The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2020 Annual Report, which is available to you upon request.
Information is shown for Class A shares of Transamerica Global Equity and Transamerica Multi-Managed Balanced because the funds had not issued Class I2 shares as of October 31, 2020. Class A shares of the funds are not offered in this prospectus.
260

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96	$9.36	$9.32	$9.23
Investment operations:
Net investment income (loss)(A)	0.26	0.34	0.37	0.37	(B)0.39
Net realized and unrealized gain (loss)	0.16	0.49	(0.40)	0.06	0.07
Total investment operations	0.42	0.83	(0.03)	0.43	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.34)	(0.37)	(0.39)	(0.37)
Net asset value, end of year	$9.59	$9.45	$8.96	$9.36	$9.32
Total return	4.52%	9.49%	(0.32)%	4.65%	5.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$352,650	$84,016	$101,251	$118,738	$137,246
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.47%	0.53%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.46%	(C)0.47%	0.52%	0.56%	(B)0.53%
Net investment income (loss) to average net assets	2.73%	3.73%	4.03%	3.99%	(B)4.23%
Portfolio turnover rate	39%	50%	38%	34%	47%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
261

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.45	$13.97	$17.26	$17.43	$17.40
Investment operations:
Net investment income (loss)(A)	(0.11)	(0.08)	(0.05)	(0.08)	(B)(0.03)
Net realized and unrealized gain (loss)	10.09	0.73	2.20	4.45	0.90
Total investment operations	9.98	0.65	2.15	4.37	0.87
Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)
Net asset value, end of year	$20.68	$13.45	$13.97	$17.26	$17.43
Total return	90.02%	5.82%	16.90%	35.14%	5.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$402,583	$316,761	$165,523	$230,981	$241,857
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.80%	0.83%	0.85%	0.81%
Including waiver and/or reimbursement and recapture	0.73%	0.80%	0.83%	0.85%	(B)0.81%
Net investment income (loss) to average net assets	(0.69)%	(0.54)%	(0.38)%	(0.56)%	(B)(0.18)%
Portfolio turnover rate	52%	90%	40%	66%	32%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
262

For a share outstanding during the years indicated:	Transamerica Core Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.26	$9.49	$9.97	$10.15	$10.02
Investment operations:
Net investment income (loss)(A)	0.28	0.28	0.28	0.26	(B)0.24
Net realized and unrealized gain (loss)	0.35	0.79	(0.46)	(0.15)	0.16
Total investment operations	0.63	1.07	(0.18)	0.11	0.40
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.30)	(0.30)	(0.29)	(0.27)
Net asset value, end of year	$10.59	$10.26	$9.49	$9.97	$10.15
Total return	6.21%	11.40%	(1.84)%	1.11%	4.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$840,711	$1,115,330	$1,172,281	$1,309,829	$1,267,278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%	0.46%	0.49%	0.49%
Including waiver and/or reimbursement and recapture	0.48%	0.47%	(C)0.46%	(C)0.49%	(B)0.48%
Net investment income (loss) to average net assets	2.66%	2.83%	2.85%	2.60%	(B)2.40%
Portfolio turnover rate	23%	13%	28%	29%	22%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
263

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.54	$9.89	$10.95	$10.52	$9.72
Investment operations:
Net investment income (loss)(A)	0.59	0.63	0.55	0.62	(B)0.65
Net realized and unrealized gain (loss)	(0.43)	0.45	(1.23)	0.36	0.51
Total investment operations	0.16	1.08	(0.68)	0.98	1.16
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.43)	(0.34)	(0.55)	(0.33)
Return of capital	(0.05)	–	(0.04)	–	(0.03)
Total dividends and/or distributions to shareholders	(0.29)	(0.43)	(0.38)	(0.55)	(0.36)
Net asset value, end of year	$10.41	$10.54	$9.89	$10.95	$10.52
Total return	1.77%	11.00%	(6.21)%	9.44%	12.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$133,270	$135,377	$161,794	$214,450	$169,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	(B)0.72%
Net investment income (loss) to average net assets	5.78%	6.08%	5.21%	5.83%	(B)6.48%
Portfolio turnover rate	236%	255%	221%	247%	257%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
264

For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
Class I2
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.10
Net realized and unrealized gain (loss)	(C)(0.20)
Total investment operations	(0.10)
Net asset value, end of period	$9.90
Total return	(D)(1.00)%
Ratio and supplemental data:
Net assets end of period (000’s)	$841,388
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	(F)0.94%
Including waiver and/or reimbursement and recapture	(F)0.94%
Net investment income (loss) to average net assets	(F)1.32%
Portfolio turnover rate	(D)49%
(A)
Commenced operations on December 19, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
265

For a share outstanding during the years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.45	$10.22	$10.31	$9.83	$9.66
Investment operations:
Net investment income (loss)(A)	(0.03)	0.02	(0.04)	0.16	(B)0.15
Net realized and unrealized gain (loss)	1.02	0.40	0.11	0.48	(C)0.04
Total investment operations	0.99	0.42	0.07	0.64	0.19
Dividends and/or distributions to shareholders:
Net investment income	(D)(0.00)	(D)(0.00)	(0.16)	(0.16)	(0.02)
Net realized gains	(0.04)	(0.19)	–	–	–
Total dividends and/or distributions to shareholders	(0.04)	(0.19)	(0.16)	(0.16)	(0.02)
Net asset value, end of year	$11.40	$10.45	$10.22	$10.31	$9.83
Total return	9.54%	4.41%	0.68%	6.55%	1.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$53,809	$93,086	$116,012	$90,175	$97,399
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.45%	1.51%	1.68%	1.76%	2.57%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.42%	1.54%	1.60%	1.62%	(B)2.53%
Excluding dividends, interest and fees from borrowings from securities sold short	1.35%	1.35%	1.35%	1.45%	(B)1.73%
Net investment income (loss) to average net assets	(0.25)%	0.19%	(0.40)%	1.55%	(B)1.62%
Portfolio turnover rate	170%	214%	514%	633%	579%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Does not include expenses of the underlying investments in which the Fund invests.
266

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.62	$9.87	$9.97	$9.95	$9.82
Investment operations:
Net investment income (loss)(A)	0.44	0.52	0.45	0.41	(B)0.42
Net realized and unrealized gain (loss)	(0.40)	(0.25)	(0.09)	0.03	0.13
Total investment operations	0.04	0.27	0.36	0.44	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.52)	(0.46)	(0.42)	(0.42)
Net asset value, end of year	$9.27	$9.62	$9.87	$9.97	$9.95
Total return	0.55%	2.78%	3.64%	4.45%	5.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$10	$81,278	$473,047	$512,061	$374,908
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.85%	0.72%	0.75%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.80%	0.72%	0.75%	0.75%	(B),(D)0.75%
Net investment income (loss) to average net assets	4.36%	5.30%	4.54%	4.12%	(B)4.32%
Portfolio turnover rate	37%	23%	54%	55%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.
267

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.19	$13.17	$13.58	$11.14	$11.15
Investment operations:
Net investment income (loss)(A)	0.06	0.11	0.05	0.08	(B)0.08
Net realized and unrealized gain (loss)	(C)0.21	0.91	(0.20)	2.64	(0.09)
Total investment operations	0.27	1.02	(0.15)	2.72	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(D)(0.00)	(0.26)	(0.28)	–
Net realized gains	(0.64)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.80)	(D)(0.00)	(0.26)	(0.28)	–
Net asset value, end of year	$13.66	$14.19	$13.17	$13.58	$11.14
Total return (E)	1.72%	7.77%	(1.18)%	24.92%	(0.09)%
Ratio and supplemental data:
Net assets end of year (000’s)	$50,019	$55,612	$51,912	$42,264	$39,699
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(F)1.45%	(F)1.48%	(F)1.45%	1.49%	1.39%
Including waiver and/or reimbursement and recapture	(F)1.35%	(F)1.35%	(F)1.35%	1.35%	(B)1.34%
Net investment income (loss) to average net assets	0.48%	0.80%	0.35%	0.68%	(B)0.74%
Portfolio turnover rate	71%	51%	36%	38%	63%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
268

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.01	0.01	(B)0.00	(B)0.00	(B),(C)0.00
Total investment operations	0.01	0.01	(B)0.00	(B)0.00	(B)0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	(B)(0.00)	(B)(0.00)	(B)(0.00)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.65%	1.42%	0.01%	0.01%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,378	$5,400	$4,017	$7,850	$11,954
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%	0.30%	0.32%	0.43%	0.48%
Including waiver and/or reimbursement and recapture	(D)0.18%	0.88%	1.64%	(E)0.79%	(C),(E)0.43%
Net investment income (loss) to average net assets	0.61%	1.47%	(F)0.00%	0.01%	(C)0.01%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(F)
Rounds to less than 0.01% or (0.01)%.
269

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.10	$8.94	$9.43	$9.15	$9.05
Investment operations:
Net investment income (loss)(A)	0.44	0.52	0.54	0.53	(B)0.53
Net realized and unrealized gain (loss)	(0.43)	0.17	(0.50)	0.29	0.10
Total investment operations	0.01	0.69	0.04	0.82	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)	(0.53)	(0.54)	(0.53)
Net asset value, end of year	$8.64	$9.10	$8.94	$9.43	$9.15
Total return	0.28%	8.17%	0.30%	9.05%	7.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,054,363	$477,381	$472,589	$858,441	$958,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%	0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	(C)0.63%	0.61%	0.63%	(B)0.62%
Net investment income (loss) to average net assets	5.14%	5.80%	5.83%	5.65%	(B)6.01%
Portfolio turnover rate	37%	38%	35%	39%	49%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
270

For a share outstanding during the period indicated:	Transamerica High Yield ESG
Class I2
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.08
Net realized and unrealized gain (loss)	(0.09)
Total investment operations	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.09)
Net asset value, end of period	$9.90
Total return	(C)(0.08)%
Ratio and supplemental data:
Net assets end of period (000’s)	$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.92%
Including waiver and/or reimbursement and recapture	(D)0.75%
Net investment income (loss) to average net assets	(D)3.11%
Portfolio turnover rate	(C)3%
(A)
Commenced operations on July 31, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
271

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$12.00	$11.36	$11.62	$11.89	$12.10
Investment operations:
Net investment income (loss)(B)	0.39	0.45	0.42	0.37	0.03
Net realized and unrealized gain (loss)	(0.31)	0.64	(0.26)	(0.11)	(C)(0.21)
Total investment operations	0.08	1.09	0.16	0.26	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.45)	(0.42)	(0.37)	(0.03)
Net realized gains	–	–	–	(0.16)	–
Return of capital	(0.04)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.48)	(0.45)	(0.42)	(0.53)	(0.03)
Net asset value, end of period/year	$11.60	$12.00	$11.36	$11.62	$11.89
Total return	0.77%	9.73%	1.42%	2.44%	(D)(1.47)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11	$10	$10	$10
Expenses to average net assets(E)	0.75%	0.73%	0.68%	0.72%	(F)0.66%
Net investment income (loss) to average net assets	3.39%	3.83%	3.67%	3.21%	(F)3.22%
Portfolio turnover rate	37%	54%	119%	115%	61%
(A)
Commenced operations on September 30, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
272

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.35	$9.65	$10.05	$10.05	$9.60
Investment operations:
Net investment income (loss)(A)	0.15	0.19	0.24	0.17	(B)0.10
Net realized and unrealized gain (loss)	0.49	0.68	(0.40)	(0.02)	0.35
Total investment operations	0.64	0.87	(0.16)	0.15	0.45
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.17)	(0.24)	(0.15)	–
Net asset value, end of year	$10.88	$10.35	$9.65	$10.05	$10.05
Total return	6.23%	9.09%	(1.63)%	1.53%	4.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$86,849	$121,491	$148,450	$171,965	$178,853
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(C)0.72%	(C)0.71%	(C)0.70%	0.70%	0.68%
Including waiver and/or reimbursement and recapture	(C)0.72%	(C)0.71%	(C)0.70%	0.70%	(B)0.67%
Net investment income (loss) to average net assets	1.46%	1.86%	2.38%	1.67%	(B)0.99%
Portfolio turnover rate	28%	23%	36%	41%	39%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Does not include expenses of the underlying investments in which the Fund invests.
273

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.50	$9.70	$10.20	$10.08
Investment operations:
Net investment income (loss)(B)	0.23	0.28	0.27	0.14
Net realized and unrealized gain (loss)	0.37	0.81	(0.49)	0.14
Total investment operations	0.60	1.09	(0.22)	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.29)	(0.28)	(0.16)
Net asset value, end of period/year	$10.85	$10.50	$9.70	$10.20
Total return	5.74%	11.39%	(2.22)%	(C)2.92%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,275,122	$1,826,481	$1,971,571	$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%	0.41%	(D)0.43%
Including waiver and/or reimbursement and recapture	0.42%	(E)0.42%	0.41%	(D)0.43%
Net investment income (loss) to average net assets	2.16%	2.77%	2.68%	(D)2.29%
Portfolio turnover rate	46%	49%	49%	(C)22%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
274

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016(A)
Net asset value, beginning of period/year	$11.86	$11.11	$11.46	$11.62	$11.78
Investment operations:
Net investment income (loss)(B)	0.21	0.31	0.28	0.25	0.02
Net realized and unrealized gain (loss)	0.13	0.75	(0.35)	(0.09)	(C)(0.16)
Total investment operations	0.34	1.06	(0.07)	0.16	(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.31)	(0.28)	(0.25)	(0.02)
Net realized gains	–	–	–	(0.07)	–
Return of capital	(0.07)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.30)	(0.31)	(0.28)	(0.32)	(0.02)
Net asset value, end of period/year	$11.90	$11.86	$11.11	$11.46	$11.62
Total return	2.94%	9.64%	(0.60)%	1.49%	(D)(1.18)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11	$10	$10	$10
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.46%	0.48%	0.47%	0.48%	(F)0.48%
Including waiver and/or reimbursement and recapture	0.46%	0.48%	0.47%	0.48%	(F)0.48%
Net investment income (loss) to average net assets	1.80%	2.68%	2.49%	2.20%	(F)2.02%
Portfolio turnover rate	20%	14%	34%	55%	34%
(A)
Commenced operations on September 30, 2016.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
275

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.91	$17.57	$19.58	$16.75	$17.62
Investment operations:
Net investment income (loss)(A)	0.28	0.39	0.43	0.52	(B)0.37
Net realized and unrealized gain (loss)	(1.70)	0.84	(1.82)	2.63	(0.79)
Total investment operations	(1.42)	1.23	(1.39)	3.15	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.62)	(0.28)	(0.36)
Net realized gains	–	(0.52)	–	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.62)	(0.32)	(0.45)
Net asset value, end of year	$15.97	$17.91	$17.57	$19.58	$16.75
Total return	(8.28)%	7.72%	(7.40)%	19.23%	(2.38)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,387,536	$1,910,356	$2,186,243	$2,298,782	$1,704,610
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	(B)0.80%
Net investment income (loss) to average net assets	1.69%	2.31%	2.21%	2.87%	(B)2.27%
Portfolio turnover rate	18%	13%	21%	22%	19%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
276

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$7.53	$7.87	$9.02	$7.27	$7.80
Investment operations:
Net investment income (loss)(A)	0.11	0.15	0.16	0.11	(B)0.11
Net realized and unrealized gain (loss)	0.29	0.76	(1.16)	1.72	(0.40)
Total investment operations	0.40	0.91	(1.00)	1.83	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.15)	(0.08)	(0.08)
Net realized gains	–	(1.10)	–	–	(0.16)
Total dividends and/or distributions to shareholders	(0.15)	(1.25)	(0.15)	(0.08)	(0.24)
Net asset value, end of year	$7.78	$7.53	$7.87	$9.02	$7.27
Total return	5.34%	15.22%	(11.29)%	25.45%	(3.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,439,535	$1,162,120	$1,216,433	$1,368,414	$1,164,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	0.97%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	(B)0.96%
Net investment income (loss) to average net assets	1.45%	2.20%	1.80%	1.36%	(B)1.52%
Portfolio turnover rate	28%	25%	119%	15%	15%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
277

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.63	$12.47	$13.70	$11.42	$12.43
Investment operations:
Net investment income (loss)(A)	0.12	0.24	0.27	0.19	(B)0.27
Net realized and unrealized gain (loss)	(0.49)	0.85	(1.07)	2.42	(0.56)
Total investment operations	(0.37)	1.09	(0.80)	2.61	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.24)	(0.43)	(0.25)	(0.30)
Net realized gains	–	(0.69)	–	(0.08)	(0.42)
Total dividends and/or distributions to shareholders	(0.30)	(0.93)	(0.43)	(0.33)	(0.72)
Net asset value, end of year	$11.96	$12.63	$12.47	$13.70	$11.42
Total return	(3.15)%	9.97%	(6.11)%	23.58%	(2.38)%
Ratio and supplemental data:
Net assets end of year (000’s)	$282,379	$460,442	$439,922	$525,571	$440,438
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.00%	1.02%	1.02%	1.02%
Including waiver and/or reimbursement and recapture	1.01%	1.00%	1.02%	1.02%	(B)1.01%
Net investment income (loss) to average net assets	1.04%	2.05%	1.95%	1.56%	(B)2.36%
Portfolio turnover rate	30%	18%	20%	25%	20%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
278

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018(A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00
Investment operations:
Net investment income (loss)(B)	0.17	0.11	(C)(0.00)
Net realized and unrealized gain (loss)	(1.13)	0.33	(0.81)
Total investment operations	(0.96)	0.44	(0.81)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	–
Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(D)(8.10)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$106,120	$76,498	$459
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.93%	2.85%	(F)14.35%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	(F)1.00%
Net investment income (loss) to average net assets	1.89%	1.24%	(F)(0.49)%
Portfolio turnover rate	49%	35%	(D)2%
(A)
Commenced operations on September 28, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
279

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.04	$12.16	$13.63	$12.42	$12.76
Investment operations:
Net investment income (loss)(A)	0.21	0.23	0.19	0.19	(B)0.19
Net realized and unrealized gain (loss)	(1.56)	(C)(0.02)	(0.03)	2.28	0.98
Total investment operations	(1.35)	0.21	0.16	2.47	1.17
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.18)	(0.21)	(0.19)
Net realized gains	(0.31)	(1.10)	(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)	(1.33)	(1.63)	(1.26)	(1.51)
Net asset value, end of year	$9.16	$11.04	$12.16	$13.63	$12.42
Total return	(12.66)%	2.90%	0.96%	20.66%	10.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,454,992	$1,523,734	$1,664,184	$1,899,205	$1,898,665
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.69%	0.69%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	(D)0.66%	0.69%	0.69%	0.69%	(B)0.68%
Net investment income (loss) to average net assets	2.23%	2.06%	1.46%	1.44%	(B)1.60%
Portfolio turnover rate	184%	162%	139%	128%	127%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.
280

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.53	$13.10	$14.31	$13.24
Investment operations:
Net investment income (loss)(B)	(0.03)	(0.04)	0.07	0.03
Net realized and unrealized gain (loss)	1.87	1.63	(C)(0.99)	1.04
Total investment operations	1.84	1.59	(0.92)	1.07
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.06)	–
Net realized gains	(0.18)	(4.16)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.18)	(4.16)	(0.29)	–
Net asset value, end of period/year	$12.19	$10.53	$13.10	$14.31
Total return	17.69%	23.34%	(6.60)%	(D)8.08%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$391,784	$156,858	$9	$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.88%	0.86%	(E)0.87%
Including waiver and/or reimbursement and recapture	(F)0.77%	0.85%	0.74%	(E)0.87%
Net investment income (loss) to average net assets	(0.29)%	(0.41)%	0.45%	(E)0.35%
Portfolio turnover rate	91%	136%	61%	(D)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
281

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.04	$15.42	$17.02	$15.60	$15.95
Investment operations:
Net investment income (loss)(A)	0.13	0.14	0.20	0.14	(B)0.13
Net realized and unrealized gain (loss)	(1.36)	0.85	(C)(0.17)	2.44	0.64
Total investment operations	(1.23)	0.99	0.03	2.58	0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.23)	(0.16)	(0.15)	(0.13)
Net realized gains	(1.05)	(3.14)	(1.47)	(1.01)	(0.99)
Total dividends and/or distributions to shareholders	(1.21)	(3.37)	(1.63)	(1.16)	(1.12)
Net asset value, end of year	$10.60	$13.04	$15.42	$17.02	$15.60
Total return	(10.81)%	10.78%	(0.17)%	17.08%	5.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$91,200	$139,235	$152,116	$215,915	$260,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.91%	0.91%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.94%	0.91%	0.91%	0.89%	(B)0.88%
Net investment income (loss) to average net assets	1.19%	1.10%	1.25%	0.84%	(B)0.84%
Portfolio turnover rate	19%	9%	19%	11%	23%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
282

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.74	$11.62	$11.95	$11.87	$11.41
Investment operations:
Net investment income (loss)(A)	0.13	0.12	0.14	0.11	(B)0.15
Net realized and unrealized gain (loss)	(1.28)	0.88	0.49	0.95	0.74
Total investment operations	(1.15)	1.00	0.63	1.06	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.15)	(0.13)	(0.14)	(0.16)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.47)	(0.88)	(0.96)	(0.98)	(0.43)
Net asset value, end of year	$10.12	$11.74	$11.62	$11.95	$11.87
Total return	(10.31)%	10.04%	5.26%	9.09%	8.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$293,440	$277,692	$280,299	$298,655	$323,275
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.76%	0.74%
Including waiver and/or reimbursement and recapture	0.75%	(C)0.75%	0.71%	0.76%	(B)0.74%
Net investment income (loss) to average net assets	1.21%	1.09%	1.15%	0.92%	(B)1.37%
Portfolio turnover rate	82%	77%	85%	76%	95%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
283

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.89	$7.38	$7.60	$7.95
Investment operations:
Net investment income (loss)(A)	0.17	0.18	0.07	0.17	(B)0.25
Net realized and unrealized gain (loss)	(1.62)	(0.17)	(0.17)	0.05	(C)(0.31)
Total investment operations	(1.45)	0.01	(0.10)	0.22	(0.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.07)	(0.08)	(0.32)	(0.29)
Return of capital	(0.10)	(0.31)	(0.31)	(0.12)	–
Total dividends and/or distributions to shareholders	(0.35)	(0.38)	(0.39)	(0.44)	(0.29)
Net asset value, end of year	$4.72	$6.52	$6.89	$7.38	$7.60
Total return	(22.19)%	0.08%	(1.44)%	2.70%	(0.45)%
Ratio and supplemental data:
Net assets end of year (000’s)	$123,151	$208,684	$258,764	$209,277	$268,516
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%	1.20%	1.20%	1.19%	1.16%
Including waiver and/or reimbursement and recapture	1.22%	1.20%	1.20%	1.19%	(B)1.15%
Net investment income (loss) to average net assets	3.11%	2.60%	0.95%	2.18%	(B)3.69%
Portfolio turnover rate	20%	20%	33%	41%	79%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
284

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.14	$10.47	$10.52	$9.62	$9.89
Investment operations:
Net investment income (loss)(A)	0.42	0.41	0.42	0.40	(B)0.09
Net realized and unrealized gain (loss)	(0.09)	0.79	(0.06)	0.90	0.04
Total investment operations	0.33	1.20	0.36	1.30	0.13
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.40)	(0.37)	(0.40)	(0.36)
Net realized gains	(0.01)	(0.13)	(0.04)	–	(0.04)
Total dividends and/or distributions to shareholders	(0.46)	(0.53)	(0.41)	(0.40)	(0.40)
Net asset value, end of year	$11.01	$11.14	$10.47	$10.52	$9.62
Total return	3.28%	12.03%	3.45%	13.70%	1.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$13	$13	$11	$11	(C)$0
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.74%	0.82%	0.84%	(D),(E)0.00%
Including waiver and/or reimbursement and recapture	0.68%	0.82%	0.82%	(F)0.96%	(B),(D),(E)0.00%
Net investment income (loss) to average net assets	3.89%	3.89%	3.88%	3.94%	(B)0.96%
Portfolio turnover rate	61%	53%	38%	79%	51%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $1,000.
(D)
Rounds to less than 0.01% or (0.01)%.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
285

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.66	$27.54	$27.90	$24.88	$24.86
Investment operations:
Net investment income (loss)(A)	0.28	0.36	0.34	0.28	(B)0.25
Net realized and unrealized gain (loss)	2.44	2.79	0.24	3.15	0.61
Total investment operations	2.72	3.15	0.58	3.43	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.37)	(0.35)	(0.32)	(0.26)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.15)	(2.03)	(0.94)	(0.41)	(0.84)
Net asset value, end of year	$30.23	$28.66	$27.54	$27.90	$24.88
Total return (C)	9.76%	12.53%	2.05%	13.89%	3.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$572,827	$558,639	$532,861	$573,224	$406,606
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	1.10%
Including waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	(B)1.08%
Net investment income (loss) to average net assets	0.98%	1.34%	1.22%	1.07%	(B)1.04%
Portfolio turnover rate	53%	41%	48%	39%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
286

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.87	$10.04	$10.04	$10.01
Investment operations:
Net investment income (loss)(A)	0.24	0.28	0.24	0.22	(B)0.22
Net realized and unrealized gain (loss)	(C)0.02	0.25	(0.16)	0.01	0.06
Total investment operations	0.26	0.53	0.08	0.23	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.25)	(0.23)	(0.22)
Return of capital	–	–	–	–	(0.03)
Total dividends and/or distributions to shareholders	(0.24)	(0.29)	(0.25)	(0.23)	(0.25)
Net asset value, end of year	$10.13	$10.11	$9.87	$10.04	$10.04
Total return	2.63%	5.41%	0.81%	2.31%	2.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$155,005	$282,641	$220,648	$427,397	$282,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.54%
Including waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	(B)0.54%
Net investment income (loss) to average net assets	2.37%	2.85%	2.45%	2.15%	(B)2.21%
Portfolio turnover rate	44%	61%	60%	52%	45%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
287

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.83	$6.85	$7.18	$12.36	$12.99
Investment operations:
Net investment income (loss)(A)	(0.05)	(0.03)	(0.01)	(0.04)	(B)(0.04)
Net realized and unrealized gain (loss)	0.70	0.65	0.36	2.48	0.47
Total investment operations	0.65	0.62	0.35	2.44	0.43
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	(1.06)
Net asset value, end of year	$7.02	$6.83	$6.85	$7.18	$12.36
Total return	9.85%	11.48%	5.06%	26.63%	3.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$79,099	$53,600	$35,995	$47,690	$53,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.04%	1.01%	1.09%	0.92%
Including waiver and/or reimbursement and recapture	(C)1.00%	1.00%	0.91%	1.09%	(B)0.91%
Net investment income (loss) to average net assets	(0.69)%	(0.46)%	(0.20)%	(0.57)%	(B)(0.32)%
Portfolio turnover rate	69%	72%	55%	80%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Waiver and/or reimbursement and recapture rounds to less than 0.01%.
288

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.94	$10.76	$12.04	$11.15
Investment operations:
Net investment income (loss)(B)	0.05	0.09	0.07	0.03
Net realized and unrealized gain (loss)	(1.34)	0.05	(0.83)	0.86
Total investment operations	(1.29)	0.14	(0.76)	0.89
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.09)	(0.05)	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.96)	(0.52)	–
Net asset value, end of period/year	$8.23	$9.94	$10.76	$12.04
Total return	(13.69)%	(C)2.66%	(6.81)%	(D)7.89%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$419,838	$52,241	$212,025	$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.90%	(E)0.96%	(F)0.93%
Including waiver and/or reimbursement and recapture	(G)0.92%	(G)0.90%	(E)0.86%	(F)0.93%
Net investment income (loss) to average net assets	0.68%	0.89%	0.58%	(F)0.55%
Portfolio turnover rate	80%	168%	84%	(D)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.
289

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.52	$27.62	$30.45	$25.88	$26.95
Investment operations:
Net investment income (loss)(A)	0.25	0.26	0.27	0.15	(B)0.36
Net realized and unrealized gain (loss)	(3.11)	1.46	0.63	6.12	0.90
Total investment operations	(2.86)	1.72	0.90	6.27	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.19)	(0.34)	(0.16)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.93)	(2.82)	(3.73)	(1.70)	(2.33)
Net asset value, end of year	$22.73	$26.52	$27.62	$30.45	$25.88
Total return	(11.30)%	8.14%	2.72%	24.80%	5.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,795	$20,641	$19,429	$20,628	$18,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.88%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	(B)0.87%
Net investment income (loss) to average net assets	1.06%	1.01%	0.95%	0.51%	(B)1.46%
Portfolio turnover rate	65%	60%	61%	104%	74%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
290

For a share outstanding during the period indicated:	Transamerica Sustainable Bond
Class I2
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	(0.17)
Total investment operations	(0.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)
Net asset value, end of period	$9.82
Total return	(C)(1.51)%
Ratio and supplemental data:
Net assets end of period (000’s)	$23,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)1.70%
Including waiver and/or reimbursement and recapture	(D)0.45%
Net investment income (loss) to average net assets	(D)0.98%
Portfolio turnover rate	(C)33%
(A)
Commenced operations on July 31, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
291

For a share outstanding during the years indicated:	Transamerica Sustainable Equity Income
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.53	$11.15	$12.75
Investment operations:
Net investment income (loss)(A)	0.16	0.22	0.24	0.23	(B)0.26
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.19)	1.92	0.23
Total investment operations	(1.43)	0.66	0.05	2.15	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.27)	(0.26)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.28)	(1.68)	(0.99)	(1.77)	(2.09)
Net asset value, end of year	$6.86	$9.57	$10.59	$11.53	$11.15
Total return	(17.26)%	8.77%	0.08%	20.67%	4.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$420,958	$428,187	$484,565	$576,947	$672,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.70%
Including waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	(B)0.70%
Net investment income (loss) to average net assets	2.18%	2.40%	2.14%	2.07%	(B)2.31%
Portfolio turnover rate	45%	55%	22%	14%	54%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
292

For a share outstanding during the years indicated:	Transamerica Total Return
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.60	$9.84	$10.28	$10.43	$10.46
Investment operations:
Net investment income (loss)(A)	0.26	0.29	0.23	0.22	(B)0.24
Net realized and unrealized gain (loss)	0.41	0.73	(0.47)	0.06	0.23
Total investment operations	0.67	1.02	(0.24)	0.28	0.47
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.26)	(0.20)	(0.16)	(0.31)
Net realized gains	(0.08)	–	–	(0.27)	(0.19)
Total dividends and/or distributions to shareholders	(0.27)	(0.26)	(0.20)	(0.43)	(0.50)
Net asset value, end of year	$11.00	$10.60	$9.84	$10.28	$10.43
Total return	6.50%	10.50%	(2.34)%	2.87%	4.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$641,908	$630,470	$746,042	$625,067	$556,626
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.78%	0.76%	0.78%
Including waiver and/or reimbursement and recapture	0.68%	(C)0.71%	0.75%	0.76%	(B)0.76%
Net investment income (loss) to average net assets	2.45%	2.87%	2.31%	2.13%	(B)2.35%
Portfolio turnover rate(D)	29%	32%	38%	84%	31%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Includes extraordinary expenses outside the operating expense limit.
(D)
Excludes sale-buyback transactions.
293

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.83	$9.81	$10.20	$9.91	$9.83
Investment operations:
Net investment income (loss)(A)	0.30	0.42	0.40	0.27	(B)0.43
Net realized and unrealized gain (loss)	0.07	(C)0.02	(0.41)	0.35	0.03
Total investment operations	0.37	0.44	(0.01)	0.62	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.37)	(0.34)	(0.33)	(0.38)
Net realized gains	–	–	(D)(0.00)	–	–
Return of capital	(0.06)	(0.05)	(0.04)	–	–
Total dividends and/or distributions to shareholders	(0.33)	(0.42)	(0.38)	(0.33)	(0.38)
Net asset value, end of year	$9.87	$9.83	$9.81	$10.20	$9.91
Total return	3.93%	4.54%	(0.10)%	6.32%	4.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,588,098	$993,309	$709,125	$266,887	$219,009
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)0.70%	(E)0.73%	(E)0.78%	0.81%	0.84%
Including waiver and/or reimbursement and recapture	(E)0.69%	(E),(F)0.73%	(E),(F)0.78%	0.81%	(B)0.84%
Net investment income (loss) to average net assets	3.12%	4.25%	3.97%	2.70%	(B)4.40%
Portfolio turnover rate	126%	87%	72%	87%	141%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
294

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.68	$21.27	$21.07	$17.13	$17.72
Investment operations:
Net investment income (loss)(A)	0.01	0.01	0.02	0.09	(B)0.08
Net realized and unrealized gain (loss)	5.83	3.54	2.39	4.31	(0.18)
Total investment operations	5.84	3.55	2.41	4.40	(0.10)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.09)	(0.09)	(0.08)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.21)	(0.46)	(0.49)
Net asset value, end of year	$26.68	$22.68	$21.27	$21.07	$17.13
Total return	27.23%	19.70%	12.18%	26.29%	(0.53)%
Ratio and supplemental data:
Net assets end of year (000’s)	$529,573	$491,921	$190,514	$230,952	$258,722
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.74%	0.75%	0.75%	0.74%
Including waiver and/or reimbursement and recapture	0.70%	0.74%	0.75%	0.75%	(B)0.72%
Net investment income (loss) to average net assets	0.03%	0.07%	0.08%	0.50%	(B)0.48%
Portfolio turnover rate	28%	37%	27%	35%	34%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
295

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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2021, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s most recently calculated net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds Prospectus March 1, 2021

Fund | Ticker	Class R4 Ticker	Class R Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAAFX	TAARX	-
Transamerica Asset Allocation Long Horizon	TALFX	TALRX	-
Transamerica Asset Allocation Short Horizon	TSHFX	TSHRX	-
Transamerica Balanced II	TBLFX	TBLRX	TBLTX
Transamerica Emerging Markets Opportunities	TEOPX	TEORX	-
Transamerica Government Money Market[1]	TFGXX	-	TGTXX
Transamerica High Quality Bond	TBDFX	TBDRX	TBDTX
Transamerica High Yield ESG	TAYNX	TANKX	-
Transamerica High Yield Bond	TAHFX	TAHRX	TAHTX
Transamerica Inflation-Protected Securities	TPRFX	TPRRX	TPRTX
Transamerica Intermediate Bond	TMBFX	TMBRX	TMBTX
Transamerica International Equity	TRWFX	TRWRX	TRWTX
Transamerica International Growth	TIGFX	TIGSX	-
Transamerica Large Core	TLAFX	TLARX	TLATX
Transamerica Large Growth	TGWFX	TGWRX	TGWTX
Transamerica Large Value Opportunities	TLOFX	TLORX	TLOTX
Transamerica Mid Cap Growth	TMIFX	TMIRX	TMITX
Transamerica Mid Cap Value Opportunities	TOTFX	TOTRX	TOTTX
Transamerica Small Cap Growth	TSPFX	TSPRX	TSPTX
Transamerica Small Cap Value	TSLFX	TRSLX	TSLTX
Transamerica Sustainable Bond	TAZOX	TAUKX	-

Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed above indicates that share class is not currently offered.
1Class R2: TGRXX

Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0321

Transamerica Asset Allocation Intermediate Horizon
Investment Objective: Seeks to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses	0.01%	0.00%
Acquired fund fees and expenses[1]	0.59%	0.59%
Total annual fund operating expenses	0.97%	1.21%
Fee waiver and/or expense reimbursement[2]	0.03%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.19%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
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Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R4 shares and 0.60% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 96	$ 306	$ 533	$ 1,187
Class R	$ 121	$ 382	$ 663	$ 1,464
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 48% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Intermediate Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are normally invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Intermediate Horizon	49.8%	50%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
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It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds.
The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or
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financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Allocation   Conflicts – The Investment Manager is subject to conflicts of interest in the selection and allocation of the fund’s assets among underlying funds. For example, the Investment Manager has an incentive to select an underlying Transamerica fund over an unaffiliated fund because it receives more revenue, even if the unaffiliated fund has better investment performance or lower total expenses. The Investment Manager also has an incentive to allocate the fund’s assets to those underlying funds paying the highest net management fees to the Investment Manager, to those which are sub-advised by an affiliate of the Investment Manager, and/or to subscale underlying funds to reduce amounts waived and/or reimbursed by the Investment Manager to maintain applicable expense caps.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The Investment Manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in the prospectus for additional information regarding each underlying fund.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the
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potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds.
Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are
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subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of four Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Intermediate Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	15.34%
Worst Quarter:	3/31/2020	-12.83%
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Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	15.99%	8.89%	7.45%
Return after taxes on distributions	13.30%	7.31%	6.19%
Return after taxes on distributions and sale of fund shares	10.67%	6.56%	5.53%
Class R (Return before taxes only)	15.68%	N/A	N/A	9.01%	05/19/2017
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	15.83%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.81%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	13.15%	9.33%	7.93%	9.51%
The blended benchmark consists of the following: 38% Russell 3000® Index1, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year U.S. Treasury Index, 6% ICE BofAML High Yield Master II Index and 2% FTSE 3-Month Treasury Bill Index1 (formerly, Citigroup 3-Month Treasury Bill Index).
1 “ FTSE ® ” and   “Russell ® ” and other service marks and trademarks related to the FTSE or  Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation Long Horizon
Investment Objective: Seeks to provide long-term returns from growth of capital and growth of income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses	0.01%	0.00%
Acquired fund fees and expenses[1]	0.69%	0.69%
Total annual fund operating expenses	1.07%	1.31%
Fee waiver and/or expense reimbursement[2]	0.03%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.04%	1.29%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R4 shares and 0.60% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 106	$ 337	$ 587	$ 1,303
Class R	$ 131	$ 413	$ 716	$ 1,577
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 52% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Long Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are normally invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Long Horizon	9.8%	90%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
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It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds.
The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
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or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Allocation   Conflicts – The Investment Manager is subject to conflicts of interest in the selection and allocation of the fund’s assets among underlying funds. For example, the Investment Manager has an incentive to select an underlying Transamerica fund over an unaffiliated fund because it receives more revenue, even if the unaffiliated fund has better investment performance or lower total expenses. The Investment Manager also has an incentive to allocate the fund’s assets to those underlying funds paying the highest net management fees to the Investment Manager, to those which are sub-advised by an affiliate of the Investment Manager, and/or to subscale underlying funds to reduce amounts waived and/or reimbursed by the Investment Manager to maintain applicable expense caps.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The Investment Manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in the prospectus for additional information regarding each underlying fund.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
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Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such
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as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of four Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Long Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	23.95%
Worst Quarter:	3/31/2020	-21.27%
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Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	21.48%	11.86%	9.88%
Return after taxes on distributions	18.16%	9.86%	8.56%
Return after taxes on distributions and sale of fund shares	14.61%	9.03%	7.71%
Class R (Return before taxes only)	21.19%	N/A	N/A	12.10%	05/19/2017
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	15.83%
Transamerica Asset Allocation Long Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.56%	12.71%	10.91%	12.86%
The blended benchmark consists of the following: 66% Russell 3000® Index1, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% FTSE 3-Month Treasury Bill Index1 (formerly, Citigroup 3-Month Treasury Bill Index) and 2% ICE BofAML High Yield Master II Index.
1 “ FTSE ® ” and   “Russell ® ” and other service marks and trademarks related to the FTSE or  Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Asset Allocation Short Horizon
Investment Objective: Seeks to provide a high level of income and preservation of capital.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses	0.01%	0.00%
Acquired fund fees and expenses[1]	0.49%	0.49%
Total annual fund operating expenses	0.87%	1.11%
Fee waiver and/or expense reimbursement[2]	0.03%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.84%	1.09%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.35% for Class R4 shares and 0.60% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 86	$ 275	$ 479	$ 1,070
Class R	$ 111	$ 351	$ 610	$ 1,350
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 29% of the average value of its portfolio.
Principal Investment Strategies: Transamerica Asset Allocation Short Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are normally invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Short Horizon	89.8%	10%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
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It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds.
The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions
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from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Allocation   Conflicts – The Investment Manager is subject to conflicts of interest in the selection and allocation of the fund’s assets among underlying funds. For example, the Investment Manager has an incentive to select an underlying Transamerica fund over an unaffiliated fund because it receives more revenue, even if the unaffiliated fund has better investment performance or lower total expenses. The Investment Manager also has an incentive to allocate the fund’s assets to those underlying funds paying the highest net management fees to the Investment Manager, to those which are sub-advised by an affiliate of the Investment Manager, and/or to subscale underlying funds to reduce amounts waived and/or reimbursed by the Investment Manager to maintain applicable expense caps.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The Investment Manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Underlying Funds – Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. See “Appendix A – Asset Allocation Funds” in the prospectus for additional information regarding each underlying fund.
Management – The fund is subject to the risk that the Investment Manager’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Investment Manager’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies designed by the Investment Manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Investment Manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Asset Class Variation – The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the
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potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
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Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structure   Conflicts – Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, has established an investment program whereby a substantial portion of the fund’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser to an underlying fund believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of two Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation - Short Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.90%
Worst Quarter:	3/31/2020	-4.19%
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Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	8.41%	5.17%	4.39%
Return after taxes on distributions	6.80%	3.95%	3.16%
Return after taxes on distributions and sale of fund shares	5.20%	3.49%	2.89%
Class R (Return before taxes only)	8.14%	N/A	N/A	4.91%	05/19/2017
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.81%
Transamerica Asset Allocation Short Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	8.41%	5.49%	4.53%	5.56%
The blended benchmark consists of the following: 46% Bloomberg Barclays US Aggregate Bond Index, 17% ICE BofAML 1-3 Year U.S. Treasury Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index1, 2% MSCI World Index ex-U.S. and 2% FTSE 3-Month Treasury Bill Index1 (formerly, Citigroup 3-Month Treasury Bill Index).
1 “ FTSE ® ” and   “Russell ® ” and other service marks and trademarks related to the FTSE or  Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Lead Portfolio Manager	since 2016[1]
Kane Cotton, CFA	Associate Portfolio Manager	since 2016[2]
Sean Serrell, CFA	Associate Portfolio Manager	since 2018
1 Lead Portfolio Manager of the predecessor fund since 2007
2 Associate Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Balanced II
Investment Objective: Seeks to provide a high total investment return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.48%	0.48%	0.48%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.09%	[1]0.09%	0.09%
Total annual fund operating expenses	1.07%	0.82%	0.57%
Fee waiver and/or expense reimbursement[2]	0.00%	0.07%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.07%	0.75%	0.57%
1
Other expenses for Class R4 shares are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class R shares, 0.75% for Class R4 shares and 0.66% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$ 109	$ 340	$ 590	$ 1,306
Class R4	$ 77	$ 255	$ 448	$ 1,007
Class I3	$ 58	$ 183	$ 318	$ 714
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 51% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities).The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund. Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. The fund’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
● Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium- capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively
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impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
● Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
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The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Asset Class Allocation – The fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
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Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
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High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization
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companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The fund acquired the assets and assumed the liabilities of two Transamerica Partners funds, including Transamerica Partners Balanced (the “predecessor fund”), on September 15, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R shares of the fund. The performance of Class R shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2014, the predecessor fund had a different fixed-income sub-adviser and used different investment strategies for the predecessor fund’s fixed-income component. The performance set forth prior to that date is partly attributable to that previous fixed-income sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class R

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.67%
Worst Quarter:	3/31/2020	-11.75%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R					07/05/1994
Return before taxes	15.11%	10.41%	9.48%
Return after taxes on distributions	13.83%	8.90%	8.42%
Return after taxes on distributions and sale of fund shares	9.75%	7.85%	7.39%
Class I3 (Return before taxes only)	15.71%	N/A	N/A	11.28%	09/15/2017
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	15.40%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2016[1]
Tyler A. Knight, CFA	Portfolio Manager	since 2016[1]
Doug Weih, CFA	Portfolio Manager	since 2016[2]
Brian W. Westhoff, CFA	Portfolio Manager	since 2016[2]
Sivakumar N. Rajan	Portfolio Manager	since 2017

Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since 2016[3]
Raffaele Zingone, CFA	Portfolio Manager	since 2016[4]
1 Portfolio Manager of the predecessor fund since 2015
2 Portfolio Manager of the predecessor fund since 2014
3 Portfolio Manager of the predecessor fund since 2013
4 Portfolio Manager of the predecessor fund since 2010
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class R shares of the fund are available only to the shareholders of Transamerica Partners Balanced at the time of the reorganization into the fund. Class I3 shares of the fund are only available to shareholders of Transamerica Partners Balanced Portfolio at the time of the reorganization into the fund. Class R4 shares of the fund are not currently available for purchase.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged
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investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Emerging Markets Opportunities
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses[1]	0.13%	0.12%
Acquired fund fees and expenses[2]	0.02%	0.02%
Total annual fund operating expenses	1.21%	1.45%
1
Other expenses are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 123	$ 384	$ 665	$ 1,466
Class R	$ 148	$ 459	$ 792	$ 1,735
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning December 19, 2019 and ending October 31, 2020, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes)
in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China  A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform
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as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are
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eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial
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investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are offered in a separate prospectus. Although Class R and Class R4 shares would have similar returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class R and Class R4 shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class R and Class R4 shares will be included after the share classes have been in operation for one complete calendar year.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	12/31/2020	20.98%
Worst Quarter:	3/31/2020	-26.10%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I			12/19/2019
Return before taxes	16.88%	16.71%
Return after taxes on distributions	16.80%	16.62%
Return after taxes on distributions and sale of fund shares	10.17%	12.80%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.69%	18.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mary L. Pryshlak, CFA	Portfolio Manager	since 2019
Jonathan G. White, CFA	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica
Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
The fund does not currently offer Class R and Class R4 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Government Money Market
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R2	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R2	R4	I3
Management fees	0.23%	0.23%	0.23%
Distribution and service (12b-1) fees	0.25%	0.25%	None
Other expenses	0.38%	0.10%	0.10%
Total annual fund operating expenses	0.86%	0.58%	0.33%
Fee waiver and/or expense reimbursement[1]	0.06%	0.08%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%	0.50%	0.33%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.80% for Class R2 shares, 0.50% for Class R4 shares and 0.38% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount contractually waived and/or reimbursed that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition to the contractual expense limitation arrangements, TAM or its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the fund in an effort to prevent the class’s yield from falling below zero. Any such waiver and/or expense reimbursement may be discontinued or modified at any time. Such waivers or reimbursements, if any, are not reflected in the fee table. Any amounts so waived or reimbursed are subject to recapture by TAM in certain circumstances. Please see the “Expense Limitation” section of the SAI for more details.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R2	$ 82	$ 268	$ 471	$ 1,055
Class R4	$ 51	$ 178	$ 316	$ 718
Class I3	$ 34	$ 106	$ 185	$ 418
Principal Investment Strategies: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
•
High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•
repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•
cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
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The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Principal Risks:   You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund.
Market – General market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, public health emergencies such as a pandemic, adverse investor sentiment or other adverse market events and conditions could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
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Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund's yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
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Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.
The fund’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R2

7-DAY YIELD (as of December 31, 2020)
Class R2 = 0.00%
	Quarter Ended	Return
Best Quarter:	6/30/2019	0.41%
Worst Quarter:	9/30/2020	0.00%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R2			10/13/2017
Return before taxes	0.19%	0.88%
Return after taxes on distributions	0.11%	0.52%
Return after taxes on distributions and sale of fund shares	0.11%	0.52%
Class R4 (Return before taxes only)	0.45%	1.16%	10/13/2017
Class I3 (Return before taxes only)	0.45%	1.24%	05/19/2017
Actual returns may depend on the investor’s individual tax situation and may differ from those shown.
Call customer service (1-888-233-4339) for the current 7-day yield.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and
35

foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R2 shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R2 or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
36

Transamerica High Quality Bond
Investment Objective: Seeks to provide a high risk-adjusted return while focusing on the preservation of capital.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.08%	0.07%	0.08%
Total annual fund operating expenses	0.71%	0.95%	0.46%
Fee waiver and/or expense reimbursement[1]	0.06%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.95%	0.46%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.65% for Class R4 shares, 1.00% for Class R shares and 0.52% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 66	$ 221	$ 389	$ 877
Class R	$ 97	$ 303	$ 525	$ 1,166
Class I3	$ 47	$ 148	$ 258	$579
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 93% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Merganser Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high quality bonds and other investments with what the sub-adviser views as similar economic characteristics. The fund normally invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, commercial mortgage-backed securities, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements.
The fund considers securities rated BBB- or better by Standard and Poor’s or Fitch or Baa3 or better by Moody’s (and securities that the fund’s sub-adviser believes are of comparable quality) to be high quality. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments. The fund may also invest in high-yield bonds (commonly known as “junk bonds”).
The dollar-weighted average effective maturity of the fund will generally not exceed three years under normal circumstances. Individual securities held by the fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The fund’s duration will generally be between one and three years. Duration is a way of measuring the fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.
The sub-adviser uses a “bottom-up” analysis, focusing on the relative value of individual securities. The sub-adviser also analyzes the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The sub-adviser then attempts to select securities that will enable the fund to maintain a stable share price and at the same time to achieve a high level of income. The sub-adviser uses the same “bottom-up” approach when deciding which securities to sell. Securities are sold when
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the fund needs cash to meet redemptions, or when the sub-adviser believes that better opportunities exist or that particular securities no longer fit within the fund’s investment strategies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
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U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is
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entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional High Quality Bond (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	9.24%
Worst Quarter:	3/31/2020	-15.18%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	3.18%	2.23%	1.67%
Return after taxes on distributions	2.04%	1.24%	0.78%
Return after taxes on distributions and sale of fund shares	1.86%	1.27%	0.89%
Class R (Return before taxes only)	2.87%	N/A	N/A	2.21%	04/21/2017
Class I3 (Return before taxes only)	3.37%	N/A	N/A	2.69%	04/21/2017
ICE BofAML U.S. Corporate & Government 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	3.34%	2.23%	1.63%	2.50%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Merganser Capital Management, LLC Portfolio Managers:
Peter S. Kaplan, CFA,	Portfolio Manager	since 2016[1]
Adam Ware, CFA	Portfolio Manager	since 2019
Jennifer K. Wynn, CFA	Portfolio Manager	since 2016
1 Portfolio Manager of the predecessor fund since 1990
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a
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participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield Bond
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees[1]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.05%	0.20%	0.05%
Total annual fund operating expenses	0.85%	1.25%	0.60%
Fee waiver and/or expense reimbursement[2]	0.00%	0.15%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%	1.10%	0.60%
1
Management fees have been restated to reflect a reduction in management fees effective January 6, 2020.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Class R4 shares, 1.10% for Class R shares and 0.67% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 87	$ 271	$ 471	$ 1,049
Class R	$ 112	$ 382	$ 672	$ 1,498
Class I3	$ 61	$ 192	$ 335	$750
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 37% of the average value of its portfolio.
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
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Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality
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or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition,
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factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	9.24%
Worst Quarter:	3/31/2020	-15.18%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R4			03/24/2017
Return before taxes	3.76%	5.16%
Return after taxes on distributions	1.63%	2.85%
Return after taxes on distributions and sale of fund shares	2.13%	2.92%
Class R (Return before taxes only)	3.49%	4.89%	03/24/2017
Class I3 (Return before taxes only)	4.03%	5.41%	03/24/2017
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.05%	6.48%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2007
Benjamin D. Miller, CFA	Portfolio Manager	since 2006
James K. Schaeffer, Jr.	Portfolio Manager	since 2011
Derek Thoms	Portfolio Manager	since 2016
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica High Yield ESG
Investment Objective: Seeks a high level of current income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses[1]	1.37%	1.36%
Total annual fund operating expenses	2.17%	2.41%
Fee waiver and/or expense reimbursement[2]	1.17%	1.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.25%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R4 shares and 1.25% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class R4	$ 102	$ 566
Class R	$ 127	$640
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
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The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
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The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who
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purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
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New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2020
Benjamin D. Miller, CFA	Portfolio Manager	since 2020
James K. Schaeffer, Jr.	Portfolio Manager	since 2020
Derek Thoms	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
The fund does not currently offer Class R and Class R4 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Inflation-Protected Securities
Investment Objective: Seeks maximum real return consistent with the preservation of capital.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.13%	0.12%	0.15%
Recaptured expense [1]	0.00%	0.00%	0.02%
All other expenses	0.13%	0.12%	0.13%
Total annual fund operating expenses	0.76%	1.00%	0.53%
Fee waiver and/or expense reimbursement[1]	0.11%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	1.00%	0.53%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.65% for Class R4 shares, 1.00% for Class R shares and 0.53% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 66	$ 232	$ 412	$ 932
Class R	$ 102	$ 318	$ 552	$ 1,225
Class I3	$ 54	$ 170	$ 296	$665
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund may also invest in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.
Inflation-protected securities are structured to provide protection against the negative effects of inflation. The value of an inflation-protected security’s principal or the interest income paid on the security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.
In an effort to reduce interest rate risk and enhance return, the fund may invest up to 20% of its net assets in securities not issued by the U.S. government, its agencies and instrumentalities. These investments may include inflation-linked securities issued by non-U.S. governments and inflation-linked securities issued by corporations. The fund may also invest in securities that pay nominal rates of interest (i.e., pay a rate of interest that is not adjusted for the rate of inflation), including U.S. Treasury and agency securities, non-U.S. government bonds, corporate bonds, asset-backed securities, mortgage-backed securities, high quality, short-term obligations, and repurchase agreements. Any credit or structured securities held by the fund will typically be those that benefit from inflation either by paying a floating rate of interest or by the underlying fundamental correlation to key components of inflation.
The fund normally invests primarily in investment-grade debt securities, but may also invest in lower quality debt securities. Investment-grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser. The fund may not invest more than 10% of its net assets in below investment-grade debt securities (commonly referred to as “junk” bonds).
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The fund generally seeks to maintain an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of December 31, 2020, the duration of the index was 7.77 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in securities of any maturity and securities that are denominated in U.S. dollars and in foreign currencies.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing.These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to either mitigate risk or generate income.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
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Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
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Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Deflation – Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued
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by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Prior to June 29, 2018, the fund had a different sub-adviser and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.71%
Worst Quarter:	6/30/2013	-6.53%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	9.65%	4.43%	3.18%
Return after taxes on distributions	9.11%	3.71%	2.28%
Return after taxes on distributions and sale of fund shares	5.70%	3.09%	2.17%
Class R (Return before taxes only)	9.18%	N/A	N/A	4.25%	04/21/2017
Class I3 (Return before taxes only)	9.68%	N/A	N/A	4.76%	04/21/2017
Bloomberg Barclays US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	10.99%	5.08%	3.81%	5.15%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Robert A. Vanden Assem, CFA	Portfolio Manager	since 2018
Roberto Coronado	Portfolio Manager	since 2018
Gunter H. Seeger	Portfolio Manager	since 2018
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Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Intermediate Bond
Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.67%	0.92%	0.42%
Fee waiver and/or expense reimbursement[1]	0.02%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.92%	0.42%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.65% for Class R4 shares, 1.00% for Class R shares and 0.50% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 66	$ 212	$ 371	$ 833
Class R	$ 94	$ 293	$ 509	$ 1,131
Class I3	$ 43	$ 135	$ 235	$530
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 46% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up”
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research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
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Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation
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risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
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Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Core Bond (the “predecessor fund”), on March 24, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
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In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to May 1, 2014, the predecessor fund had a different sub-adviser. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.23%
Worst Quarter:	6/30/2013	-2.68%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	7.49%	4.46%	4.09%
Return after taxes on distributions	5.53%	3.16%	2.67%
Return after taxes on distributions and sale of fund shares	4.75%	2.89%	2.57%
Class R (Return before taxes only)	7.16%	N/A	N/A	4.49%	03/24/2017
Class I3 (Return before taxes only)	7.65%	N/A	N/A	5.01%	03/24/2017
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	5.01%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2015
Tyler A. Knight, CFA	Portfolio Manager	since 2015
Doug Weih, CFA	Portfolio Manager	since 2014
Brian W. Westhoff, CFA	Portfolio Manager	since 2014
Sivakumar N. Rajan	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
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Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Equity
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.06%	0.05%	0.06%
Total annual fund operating expenses	1.02%	1.26%	0.77%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 104	$ 325	$ 563	$ 1,248
Class R	$ 128	$ 400	$ 692	$ 1,523
Class I3	$ 79	$ 246	$ 428	$ 954
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 18% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that the sub-adviser believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-110 stocks as a result of this process.
The sub-adviser generally limits the fund’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the
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issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s
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or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017, and the fund was the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.72%
Worst Quarter:	3/31/2020	-27.16%
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Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R4			03/10/2017
Return before taxes	6.63%	6.32%
Return after taxes on distributions	6.49%	5.68%
Return after taxes on distributions and sale of fund shares	4.25%	4.92%
Class R (Return before taxes only)	6.35%	6.07%	03/10/2017
Class I3 (Return before taxes only)	6.86%	6.58%	03/10/2017
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	8.96%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since 2011
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica International Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses[1]	0.05%	0.04%
Total annual fund operating expenses	1.05%	1.29%
1
Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 107	$ 334	$ 579	$ 1,283
Class R	$ 131	$ 409	$ 708	$ 1,556
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 28% of the average value of its portfolio.
Principal Investment Strategies:
The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary
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description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have
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less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
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Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I2 shares, which are offered in a separate prospectus. Although Class R and Class R4 shares would have similar annual returns to Class I2 shares because the classes are invested in the same portfolio of securities, the returns for Class R and Class R4 shares will vary from Class I2 shares because Class I2 shares have lower expenses. Performance information for Class R and Class R4 shares will be included after the share classes have been in operation for one complete calendar year.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to March 1, 2018, the fund was named Transamerica International Equity Opportunities, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class I2

	Quarter Ended	Return
Best Quarter:	6/30/2020	22.92%
Worst Quarter:	3/31/2020	-22.22%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Class I2				6/10/2008
Return before taxes	21.50%	10.24%	7.18%
Return after taxes on distributions	21.32%	9.17%	5.87%
Return after taxes on distributions and sale of fund shares	13.03%	7.95%	5.52%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	8.28%	7.97%	6.00%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: TDAM USA Inc. Portfolio Managers:
Alfred Li, CFA	Portfolio Manager	since 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica
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Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
The fund does not currently offer Class R and Class R4 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Core
Investment Objective: Seeks to provide capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.08%	0.07%	0.07%
Total annual fund operating expenses	0.78%	1.02%	0.52%
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 80	$ 249	$ 433	$ 966
Class R	$ 104	$ 325	$ 563	$ 1,248
Class I3	$ 53	$ 167	$ 291	$ 653
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 83% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in issuers listed on U.S. exchanges that are classified by the S&P 500® Index as large cap blend. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large-cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the S&P 500® Index. As of December 31, 2020, the market capitalization of the smallest company in the S&P 500® Index was approximately $4.19 billion.
The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), employs a process that categorizes companies according to where the sub-adviser believes they reside in their respective company life cycles, and then lets the categorization drive how the companies are analyzed for investment attractiveness. Through a quantitative framework, the sub-adviser ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). After quantitatively categorizing each company in the investment universe into their six main life-cycle categorizations, the sub-adviser’s alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are considered relevant to each life-cycle category. The model generates a numerical ranking based on this quantitative categorization and factor-based assessment, which indicates the attractiveness of each stock. An optimization process is then used by the sub-adviser to build the fund’s portfolio using constraints relative to the fund’s primary benchmark. Final stock selection and portfolio positioning are subject to the discretion of the fund’s portfolio management team.
The equity securities in which the fund may invest include, but are not limited to, common stocks, depository receipts, preferred stocks and securities convertible into common stocks (such as warrants and rights). The fund may also invest up to 5% of its assets in index exchange-traded funds (“ETFs”).
Additionally, the fund may also invest its asset in cash, cash equivalent securities or other short-term debt securities, money market funds and U.S. government securities.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the
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issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
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Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganization, and has not been restated to reflect the annual operating expenses of Class R4 shares.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 1, 2018, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	20.70%
Worst Quarter:	3/31/2020	-20.43%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	15.33%	12.52%	13.01%
Return after taxes on distributions	12.93%	10.38%	11.69%
Return after taxes on distributions and sale of fund shares	10.68%	9.42%	10.45%
Class R (Return before taxes only)	15.13%	N/A	N/A	12.69%	03/10/2017
Class I3 (Return before taxes only)	15.65%	N/A	N/A	13.24%	03/10/2017
S&P 500® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	15.10%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Sheedsa Ali, CFA	Portfolio Manager	since 2018
Kate Faraday	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Growth
Investment Objective: Seek to maximize long-term growth.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.94%	1.19%	0.69%
Fee waiver and/or expense reimbursement[1]	0.04%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.19%	0.69%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Class R4 shares, 1.25% for Class R shares and 0.75% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 92	$ 296	$ 516	$ 1,151
Class R	$ 121	$ 378	$ 654	$ 1,443
Class I3	$ 70	$ 221	$ 384	$859
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 39% of the average value of its portfolio.
Principal Investment Strategies:
The fund normally invests primarily in common stocks of companies that its sub-advisers, Morgan Stanley Investment Management Inc. (“MSIM”) and Wellington Management Company LLP (“Wellington Management”), believe have the potential for above average growth in earnings. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000 Growth® Index1. As of December 31, 2020, the market capitalization of the smallest company in the Russell 1000® Growth Index was $585 million. The fund generally emphasizes common and preferred stocks listed on the New York Stock Exchange and other U.S. securities exchanges and, to a lesser extent, equity securities that are listed on foreign securities exchanges and those traded over-the-counter. The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between MSIM and Wellington Management and rebalances the allocation periodically to normally maintain approximately a 50% allocation of the fund’s assets to each sub-adviser.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities for hedging purposes. The fund may also invest in warrants and rights.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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MSIM emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. MSIM actively integrates sustainability into its investment process by using environmental, social and governance factors as a lens for additional fundamental research, which can contribute to investment decision-making.
Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. Wellington Management’s investment process is aided by a proprietary quantitative screening process that narrows the sub-adviser’s investment universe to companies that are consistent with its investment philosophy.
The fund uses multiple sub-advisers in an effort to control the volatility often associated with growth funds, but there can be no assurance that this strategy will succeed. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities.
Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large
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capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark
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liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganization, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to October 18, 2019, the fund had a different co-sub-adviser, a different investment objective and used different investment strategies. Certain performance set forth prior to that date is attributable to that previous co-sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	43.50%
Worst Quarter:	12/31/2018	-16.37%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	72.99%	25.28%	18.86%
Return after taxes on distributions	65.52%	22.31%	17.39%
Return after taxes on distributions and sale of fund shares	45.56%	19.88%	15.71%
Class R (Return before taxes only)	72.53%	N/A	N/A	30.62%	03/10/2017
Class I3 (Return before taxes only)	73.40%	N/A	N/A	31.26%	03/10/2017
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%	23.56%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since 2019
Sam G. Chainani, CFA	Portfolio Manager	since 2019
Jason C. Yeung, CFA	Portfolio Manager	since 2019
David S. Cohen	Portfolio Manager	since 2019
Armistead B. Nash	Portfolio Manager	since 2019
Alexander T. Norton	Portfolio Manager	since 2019

Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mammen Chally, CFA	Lead Portfolio Manager	since 2016[1]
Douglas McLane, CFA	Portfolio Manager	since 2016
David Siegle, CFA	Portfolio Manager	since 2016
1 Portfolio Manager of the predecessor fund since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Large Value Opportunities
Investment Objective: Seeks to provide long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.05%	0.05%	0.05%
Recaptured expense [1]	0.00%	0.01%	0.00%
All other expenses	0.05%	0.04%	0.05%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.76%	1.01%	0.51%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.75% for Class R4 shares, 1.00% for Class R shares and 0.65% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 78	$ 243	$ 422	$ 942
Class R	$ 103	$ 322	$ 558	$ 1,236
Class I3	$ 52	$ 164	$ 285	$640
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 116% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in issuers listed on U.S. exchanges with a focus on value stocks. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap value companies and other investments with similar economic characteristics. The fund considers large-cap value companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the MSCI USA Value Index. As of December 31, 2020, the market capitalization of the smallest company in the MSCI USA Value Index was approximately $6.90 billion.
The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), employs a process that categorizes companies according to where the sub-adviser believes they reside in their respective company life cycles, and then lets the categorization drive how the companies are analyzed for investment attractiveness. Through a quantitative framework, the sub-adviser ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). After quantitatively categorizing each company in the investment universe into their six main life-cycle categorizations, the sub-adviser’s alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model generates a numerical ranking based on this quantitative categorization and factor-based assessment, which indicates the attractiveness of each stock. An optimization process is then used by the sub-adviser to build the fund’s portfolio using constraints relative to the fund’s primary benchmark. Final stock selection and portfolio positioning are subject to the discretion of the fund’s portfolio management team.
The equity securities in which the fund may invest include, but are not limited to, common stocks, depository receipts, preferred stocks and securities convertible into common stocks (such as warrants and rights). The fund may also invest up to 5% of its assets in index exchange-traded funds (“ETFs”). Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Additionally, the fund may also invest its asset in cash, cash equivalent securities or other short-term debt securities, money market funds and U.S. government securities.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
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Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Large Value (the “predecessor fund”), on May 5, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
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As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 1, 2018, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.82%
Worst Quarter:	3/31/2020	-26.81%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					09/11/2000
Return before taxes	-1.14%	6.92%	9.60%
Return after taxes on distributions	-1.71%	5.22%	8.43%
Return after taxes on distributions and sale of fund shares	-0.40%	5.00%	7.49%
Class R (Return before taxes only)	-1.42%	N/A	N/A	6.12%	05/05/2017
Class I3 (Return before taxes only)	-0.88%	N/A	N/A	6.66%	05/05/2017
MSCI USA Value Index Gross (reflects no deduction for fees, expenses or taxes)	0.95%	9.70%	10.45%	7.77%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Sheedsa Ali, CFA	Portfolio Manager	since 2018
Kate Faraday	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Growth
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.06%	[1]0.06%	[1]0.06%
Total annual fund operating expenses	1.01%	1.26%	0.76%
Fee waiver and/or expense reimbursement[2]	0.06%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.26%	0.76%
1
The recaptured expense component of Other expenses has been restated to reflect expenses expected to be incurred during the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.95% for Class R4 shares, 1.35% for Class R shares and 0.85% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 97	$ 316	$ 552	$ 1,231
Class R	$ 128	$ 400	$ 692	$ 1,523
Class I3	$ 78	$ 243	$ 422	$942
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 91% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1.  As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is
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unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Mid Growth (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to June 28, 2013, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that sub-adviser.
Prior to December 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period between June 28, 2013 and November 30, 2018 is attributable to that sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	32.60%
Worst Quarter:	3/31/2020	-21.21%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					11/07/2001
Return before taxes	30.33%	15.38%	11.55%
Return after taxes on distributions	28.69%	12.06%	7.98%
Return after taxes on distributions and sale of fund shares	18.70%	11.13%	7.82%
Class R (Return before taxes only)	29.84%	N/A	N/A	14.71%	03/10/2017
Class I3 (Return before taxes only)	30.54%	N/A	N/A	15.30%	03/10/2017
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%	21.07%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Manager:
Timothy N. Manning	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Mid Cap Value Opportunities
Investment Objective: Seeks to provide investors with long term capital growth.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.00%	1.25%	0.75%
Fee waiver and/or expense reimbursement[1]	0.10%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.25%	0.75%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Class R4 shares, 1.25% for Class R shares and 0.80% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 92	$ 308	$ 543	$ 1,216
Class R	$ 127	$ 397	$ 686	$ 1,511
Class I3	$ 77	$ 240	$ 417	$930
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 82% of the average value of its portfolio.
Principal Investment Strategies:
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $4.4 billion and $32 billion as of June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s
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or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	12/31/2020	23.15%
Worst Quarter:	3/31/2020	-32.46%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R4			03/24/2017
Return before taxes	4.09%	6.22%
Return after taxes on distributions	3.88%	4.92%
Return after taxes on distributions and sale of fund shares	2.57%	4.66%
Class R (Return before taxes only)	3.76%	5.88%	03/24/2017
Class I3 (Return before taxes only)	4.24%	6.41%	03/24/2017
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.96%	7.13%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since 2019
Brett P. Hawkins, CFA	Portfolio Manager	since 2014
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Growth
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.13%	0.12%	0.13%
Total annual fund operating expenses	1.25%	1.49%	1.00%
Fee waiver and/or expense reimbursement[1]	0.10%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.49%	1.00%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class R4 shares, 1.55% for Class R shares and 1.00% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 117	$ 387	$ 677	$ 1,502
Class R	$ 152	$ 471	$ 813	$ 1,779
Class I3	$ 102	$ 318	$ 552	$1,225
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 69% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital.
In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	28.41%
Worst Quarter:	3/31/2020	-22.01%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R4			03/10/2017
Return before taxes	32.13%	16.75%
Return after taxes on distributions	29.72%	14.28%
Return after taxes on distributions and sale of fund shares	20.70%	12.79%
Class R (Return before taxes only)	31.62%	16.32%	03/10/2017
Class I3 (Return before taxes only)	32.29%	16.89%	03/10/2017
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	34.63%	17.67%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Ranger Investment Management, L.P. Portfolio Managers:
W. Conrad Doenges	Portfolio Manager	since 2012
Andrew Hill	Portfolio Manager	since 2017
Joseph LaBate	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application.
The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Small Cap Value
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R	I3
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	0.50%	None
Other expenses	0.12%	0.12%	0.12%
Total annual fund operating expenses	1.17%	1.42%	0.92%
Fee waiver and/or expense reimbursement[1]	0.07%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	1.42%	0.92%
1
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.10% for Class R4 shares, 1.50% for Class R shares and 0.95% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R4	$ 112	$ 365	$ 637	$ 1,414
Class R	$ 145	$ 449	$ 776	$ 1,702
Class I3	$ 94	$ 293	$ 509	$1,131
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 80% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000® Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector.  This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
•
Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
•
Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
•
Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
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•
Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
•
Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Value (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to September 28, 2015, the predecessor fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth for the period between September 28, 2015 and October 31, 2018 is attributable to that previous sub-adviser.
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Annual Total Returns (calendar years ended December 31) - Class R4

	Quarter Ended	Return
Best Quarter:	12/31/2020	35.47%
Worst Quarter:	3/31/2020	-38.29%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					01/23/2003
Return before taxes	5.79%	6.01%	7.73%
Return after taxes on distributions	5.77%	5.03%	7.08%
Return after taxes on distributions and sale of fund shares	3.44%	4.55%	6.13%
Class R (Return before taxes only)	5.41%	N/A	N/A	3.19%	04/21/2017
Class I3 (Return before taxes only)	5.99%	N/A	N/A	3.68%	04/21/2017
Russell 2000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%	5.28%
1 “Russell ® ” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Peregrine Capital Management, LLC Portfolio Managers:
Jason R. Ballsrud, CFA	Portfolio Manager	since 2018
Tasso H. Coin, Jr., CFA	Portfolio Manager	since 2018
Douglas G. Pugh, CFA	Portfolio Manager	since 2018
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Sustainable Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R4	R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R4	R
Management fees	0.41%	0.41%
Distribution and service (12b-1) fees	0.25%	0.50%
Other expenses[1]	1.29%	1.28%
Total annual fund operating expenses	1.95%	2.19%
Fee waiver and/or expense reimbursement[2]	1.25%	1.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	1.05%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.70% for Class R4 shares and 1.05% for Class R shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class R4	$ 72	$ 491
Class R	$ 107	$575
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While
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the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity
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of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending
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on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
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If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers
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or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing
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systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2020
Charles Foster, CFA	Portfolio Manager	since 2020
Jose Pluto, CFA	Portfolio Manager	since 2020
Jeremy Thurm, CFA	Portfolio Manager	since 2020
James Rich	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
The fund does not currently offer Class R and Class R4 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment. Each fund’s investment objective may be changed by the Board without shareholder approval.
Transamerica Asset Allocation Intermediate Horizon: Transamerica Asset Allocation Intermediate Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are normally invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
The Investment Manager normally adjusts the fund’s asset allocation and/or mix of underlying funds in order to implement its strategic allocation process.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Intermediate Horizon	49.8%	50%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation Long Horizon: Transamerica Asset Allocation Long Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund normally are invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
The Investment Manager normally adjusts the fund’s asset allocation and/or mix of underlying funds in order to implement its strategic allocation process.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Long Horizon	9.8%	90%	0.2%
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The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Asset Allocation Short Horizon: Transamerica Asset Allocation Short Horizon is a fund of funds that invests in a combination of Transamerica Funds (“underlying funds”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the combination and amount of underlying funds to invest in based on the fund’s investment objective.
The following chart shows approximately how much of the assets of the fund are normally invested in underlying bond, stock and money market funds. These allocations reflect the Investment Manager’s present strategy for asset allocation during what it considers normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. Actual asset allocations may vary, including due to short-term changes in cash flows caused by purchases and redemptions in the fund.
The Investment Manager normally adjusts the fund’s asset allocation and/or mix of underlying funds in order to implement its strategic allocation process.
	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund
Short Horizon	89.8%	10%	0.2%
The underlying bond funds normally invest principally in fixed income securities, the underlying stock funds normally invest principally in equity securities, and the underlying money market fund, Transamerica Government Money Market, normally invests principally in U.S. government securities and/or repurchase agreements collateralized by U.S. government securities. In attempting to respond to adverse market or other conditions or to process a large purchase or redemption within the fund, the Investment Manager may allocate assets of the fund without limit to the underlying money market fund.
Each underlying fund has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying fund decides which securities to purchase and sell for that underlying fund. The fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests.
It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time. The fund may be a significant shareholder in certain underlying funds. The Investment Manager may change the underlying funds in which the fund invests from time to time at its discretion without notice or shareholder approval.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Balanced II: Under normal circumstances, the fund invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities). The fund has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the fund and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the fund.
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Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. The fund’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the fund's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
● Equity component – The equity sub-adviser seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium- capitalization U.S. companies. The fund may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the fund's weightings are generally similar to those of the S&P 500®. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500®.
As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the equity sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to seek to identify issuers that the equity sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
● Fixed-income component – Under normal circumstances, the fixed-income component of the fund is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the fund's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fixed-income sub-adviser’s investments for the fund may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the fund's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser.
In managing the fund's fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the fund.
The fixed-income sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The equity sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the equity sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the equity sub-adviser identifies a stock that it believes offers a better investment opportunity.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund's portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
As a part of its investment process, the equity sub-adviser seeks to assess and integrate into the analytical process the sub-adviser’s views of the impact of environmental, social and governance (“ESG”) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many in which it may invest to seek to identify issuers that the sub-adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the fund.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Emerging Markets Opportunities: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods. The sub-adviser seeks to sub-advise the fund according to traditional methods of “active” management, which involve buying and selling of securities based upon economic, financial and market analysis and investment judgment.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Government Money Market: The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:
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High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
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repurchase agreements that are fully collateralized by U.S. government securities or cash; and
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cash.
The fund's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
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The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.
In managing the fund's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the fund's Board of Trustees.
The fund may invest in other government money market funds to the extent permitted by law.
The sub-adviser employs relative value strategies when selling securities that are focused on identifying discrepancies in prices among securities that share similar economic or financial characteristics. This strategy is based on the premise that certain securities are mispriced given that they have consistent valuation factors in common, such as liquidity, interest rate, maturity, or spread. The sub-adviser may employ a variety of qualitative techniques to identify securities they believe to be mispriced relative to fundamental or technical factors.
If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Transamerica High Quality Bond: Under normal circumstances, the fund’s sub-adviser, Merganser Capital Management (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high quality bonds and other investments with what the sub-adviser views as similar economic characteristics. The fund normally invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, commercial mortgage-backed securities, mortgage-backed and asset- backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements.
The fund considers securities rated BBB- or better by Standard and Poor’s or Fitch or Baa3 or better by Moody’s (and securities that the fund’s sub-adviser believes are of comparable quality) to be high quality. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments. The fund may also invest in high-yield bonds (commonly known as “junk bonds”).
The dollar-weighted average effective maturity of the fund will generally not exceed three years under normal circumstances. Individual securities held by the fund may have longer maturities. Short- term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The fund’s duration will generally be between one and three years. Duration is a way of measuring the fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.
The sub-adviser uses a “bottom-up” analysis, focusing on the relative value of individual securities. The sub-adviser also analyzes the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The sub-adviser then attempts to select securities that will enable the fund to maintain a stable share price and at the same time to achieve a high level of income. The sub-adviser uses the same “bottom-up” approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the sub-adviser believes that better opportunities exist or that particular securities no longer fit within the fund’s investment strategies.
All buy and sell decisions by the sub-adviser are generally guided by, in order of priority, capital preservation, liquidity and total return. All purchases are made with a willingness to hold securities to maturity based on intrinsic value. Generally, the sub-adviser will consider a sale of a security due to a change in its credit outlook of the security issuer or a change in the market valuation of the security.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit analysis.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield ESG: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four
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companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s ESG criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Inflation-Protected Securities: The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund may also invest in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.
Inflation-protected securities are structured to provide protection against the negative effects of inflation. The value of an inflation-protected security’s principal or the interest income paid on the security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.
In an effort to reduce interest rate risk and enhance return, the fund may invest up to 20% of its net assets in securities not issued by the U.S. government, its agencies and instrumentalities. These investments may include inflation-linked securities issued by non-U.S. governments and inflation-linked securities issued by corporations. The fund may also invest in securities that pay nominal rates of interest (i.e., pay a rate of interest that is not adjusted for the rate of inflation), including U.S. Treasury and agency securities, non-U.S.
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government bonds, corporate bonds, asset-backed securities, mortgage-backed securities, high quality, short-term obligations, and repurchase agreements. Any credit or structured securities held by the fund will typically be those that benefit from inflation either by paying a floating rate of interest or by the underlying fundamental correlation to key components of inflation.
The fund normally invests primarily in investment-grade debt securities, but may also invest in lower quality debt securities. Investment-grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser. The fund may not invest more than 10% of its net assets in below investment-grade debt securities (commonly referred to as “junk” bonds).
The fund generally seeks to maintain an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of December 31, 2020, the duration of the index was 7.77 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in securities of any maturity and securities that are denominated in U.S. dollars and in foreign currencies.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing.These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to either mitigate risk or generate income.
The sub-adviser may sell a security for several reasons, including when its price target is attained or when the sub-adviser sees better opportunities in other securities or identifies a change in fundamentals or investment story.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Intermediate Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed income securities. The fund’s portfolio weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLO”s), collateralized bond obligations (“CBO”s) and collateralized debt obligations (“CDO”s)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser’s research analysts integrate environmental, social and governance matters within their analytical process alongside traditional credit metrics. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund.
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The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward commitment basis.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Equity: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to companies with a minimum of three years of operating history.
The sub-adviser also performs rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. It evaluates publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. It applies a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. The fund’s portfolio is typically composed of approximately 80-110 stocks is selected as a result of this process.
Established positions in the fund are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the fund. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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Transamerica International Growth: The fund’s sub-adviser, TDAM USA Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
When a stock displays characteristic no longer consistent with the sub-adviser's style, it is reviewed by the investment professional with the appropriate sector coverage. The sub-adviser typically bases sell decisions on negative changes to the ranking of the stock, a deterioration of the fundamental or qualitative reasons for the original purchase, or to enhance the fund’s portfolio with a superior investment idea.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Core: The fund normally invests primarily in issuers listed on U.S. exchanges that are classified by the S&P 500 Index as large cap blend. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap companies and other investments with similar economic characteristics. The fund considers large-cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the S&P 500 Index. As of December 31, 2020, the market capitalization of the smallest company in the S&P 500 Index was approximately $4.19 billion.
The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), employs a process that categorizes companies according to where the sub-adviser believes they reside in their respective company life cycles, and then lets the categorization drive how the companies are analyzed for investment attractiveness. Through a quantitative framework, the sub-adviser ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). After quantitatively categorizing each company in the investment universe into their six main life-cycle categorizations, the sub-adviser’s alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are considered relevant to each life-cycle category. The model generates a numerical ranking based on this quantitative
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categorization and factor-based assessment, which indicates the attractiveness of each stock. An optimization process is then used by the sub-adviser to build the fund’s portfolio using constraints relative to the fund’s primary benchmark. Final stock selection and portfolio positioning are subject to the discretion of the fund’s portfolio management team.
The equity securities in which the fund may invest include, but are not limited to, common stocks, depository receipts, preferred stocks and securities convertible into common stocks (such as warrants and rights). The fund may also invest up to 5% of its assets in index exchange-traded funds (“ETFs”).
The sub-adviser’s sell decisions are generally based on its ranking of stocks.
Additionally, the fund may also invest its assets in cash, cash equivalent securities or other short-term debt securities, money market funds and U.S. government securities.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Growth: The fund normally invests primarily in common stocks of companies that its sub-advisers, Morgan Stanley Investment Management Inc. (“MSIM”) and Wellington Management Company LLP (“Wellington Management”), believe have the potential for above average growth in earnings. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies and other investments with similar economic characteristics. The fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000 Growth® Index. As of December 31, 2020, the market capitalization of the smallest company in the Russell 1000® Growth Index was $585 million. The fund generally emphasizes common and preferred stocks listed on the New York Stock Exchange and other U.S. securities exchanges and, to a lesser extent, equity securities that are listed on foreign securities exchanges and those traded over-the-counter. The fund’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the fund’s assets between MSIM and Wellington Management and rebalances the allocation periodically to normally maintain approximately a 50% allocation of the fund’s assets to each sub-adviser.
The fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investment in foreign securities, for hedging purposes. The fund may also invest in warrants and rights.
The fund may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the fund’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The fund may invest in initial public offerings. The fund may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
MSIM typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. MSIM seeks to understand how environmental, social and governance (“ESG”) initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. MSIM generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. MSIM does not treat ESG factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
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Wellington Management conducts fundamental analysis of a company to assess its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. Wellington Management generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The fund uses multiple sub-advisers in an effort to control the volatility often associated with growth funds, but there can be no assurance that this strategy will succeed. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Large Value Opportunities: The fund normally invests primarily in issuers listed on U.S. exchanges with a focus on value stocks. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of large-cap value companies and other investments with similar economic characteristics. The fund considers large-cap value companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the MSCI USA Value Index. As of December 31, 2020, the market capitalization of the smallest company in the MSCI USA Value Index was approximately $6.90 billion.
The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), employs a process that categorizes companies according to where the sub-adviser believes they reside in their respective company life cycles, and then lets the categorization drive how the companies are analyzed for investment attractiveness. Through a quantitative framework, the sub-adviser ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). After quantitatively categorizing each company in the investment universe into their six main life-cycle categorizations, the sub-adviser’s alpha model then quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model generates a numerical ranking based on this quantitative categorization and factor-based assessment, which indicates the attractiveness of each stock. An optimization process is then used by the sub-adviser to build the fund’s portfolio using constraints relative to the fund’s primary benchmark. Final stock selection and portfolio positioning are subject to the discretion of the fund’s portfolio management team.
The equity securities in which the fund may invest include, but are not limited to, common stocks, depository receipts, preferred stocks and securities convertible into common stocks (such as warrants and rights). The fund may also invest up to 5% of its assets in index exchange-traded funds (“ETFs”). Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser’s sell decisions are generally based on its ranking of stocks.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Growth: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of December 31, 2020, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $0.6 billion to $59.7 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
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The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The sub-adviser may sell investments when (i) it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Mid Cap Value Opportunities: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index (between approximately $4.4 billion and $32 billion as of June 29, 2020, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Growth: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index, which as of May 29, 2020, the most recent reconstitution date of the index, was between $36 million and $6.0 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a “bottom-up”, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative
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characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The sub-adviser also views environmental, social and governance (“ESG”) factors as another input alongside traditional fundamental financial analysis when making investment decisions. The sub-adviser evaluates a company’s ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. The goal of this process is to identify material ESG risks and opportunities for each company and the potential for financial impacts.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
The sub-adviser’s identification and evaluation of fundamental, valuation and technical factors generally lead to most sell decisions in the fund.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small Cap Value: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index at the time of initial purchase. As of December 31, 2020, the market capitalization range of the Russell 2000 Value Index was between $11.8 million and $13.3 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small cap stocks across each sector. This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
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Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
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Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
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Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
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Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
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Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser researches environmental, social and governance (“ESG”) factors as part of its “bottom-up”, fundamental analysis. As part of this research, the sub-adviser utilizes information from the MSCI ESG database. The MSCI ESG database provides real-time reports that notify the sub-adviser of any changes in MSCI’s objective ESG assessment of portfolio holdings.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
The sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the sub-adviser identifies investment alternatives that it deems more attractive.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities (including contingent convertible securities), bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
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5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s sustainability criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
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More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Some of the risks of investing in the funds, including the principal risks of the funds, are discussed below. Each fund may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs, and may generate greater amounts of short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The Investment Manager’s decisions regarding whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The Investment Manager may favor an asset class that performs poorly relative to other asset classes. The available underlying funds selected by the Investment Manager may underperform the market or similar funds.
Allocation Conflicts: The Investment Manager is subject to conflicts of interest in selecting and allocating an asset allocation portfolio’s assets among underlying portfolios. The Investment Manager and its affiliates will receive more revenue when the Investment Manager selects a Transamerica fund rather than an unaffiliated fund for inclusion in an asset allocation portfolio. The Investment Manager has an incentive to allocate an asset allocation portfolio’s assets to those underlying portfolios for which the net management fees payable to the Investment Manager are higher than the fees payable by other underlying portfolios and/or which are sub-advised by an affiliate of the Investment Manager. The Investment Manager also has an incentive to allocate an asset allocation portfolio’s assets to subscale underlying portfolios to provide scale and reduce amounts waived and/or reimbursed by the Investment Manager to maintain applicable expense caps. In addition, the Investment Manager may have an incentive to take into account the effect that the portfolio’s purchase or sale of shares of underlying portfolio would have on that underlying portfolio.
Asset Class Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The investment manager’s and/or the sub-advisers’ decisions may not produce the desired results. The allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the investment manager’s and/or the sub-advisers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique, strategy or issuer is incorrect. The investment manager and/or the sub-advisers may favor an asset class that performs poorly relative to other asset classes.
Asset Class Variation: Certain funds may invest in underlying funds and/or ETFs. The underlying funds and/or ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying fund or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds and ETFs at any given time, and the percentage of the fund's assets invested in the various underlying funds and ETFs, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Bank Obligations: Bank obligations include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type instruments issued by banks. To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as regulatory and political conditions. Banks are highly regulated, and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
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Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC” or “China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that applicable exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
A fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future.
Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by a fund’s sub-adviser of China A-shares will accordingly be subject to PRC stamp duty, but a fund will not be subject to PRC stamp duty when it acquires China A-shares.
A fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of China A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of PRC securities through the Programs. Since there is no indication how long the temporary exemption will remain in effect, a fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a fund were liable for value added tax it would also be required to pay the applicable surtaxes.
Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by a fund.
In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is
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possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. It is not expressly provided in China law whether all accounts managed by TAM and/or its affiliates will be aggregated for purposes of this 5% limitation. If that is the case, it makes it more likely that a fund’s profits may be subject to these limitations.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds of funds that invest in underlying Transamerica funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica fund. TAM has designed certain funds of funds where only Transamerica funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. TAM and its affiliates will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints or discounts in sub-advisory fees also gives rise to conflicts of interest for TAM.
TAM manages other funds and products that have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. The results of the investment activities of a fund may differ significantly from the results achieved for other funds or products.
TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and earn fees from these relationships with the funds. TAM and its affiliates face conflicts of interest when the funds select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used.
TAM, its affiliates and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. TAM, its affiliates and/or the funds’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the funds. TAM and its affiliates will benefit from increased amounts of assets under management. TAM or its affiliates also receive revenue sharing payments from certain of the funds’ sub-advisers or their affiliates.
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TAM and/or its affiliates have existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
The performance of certain funds impacts the financial exposure of affiliates of TAM under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM and/or its affiliates derive certain ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. For example, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which may give rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.
A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities are normally “junior” securities, meaning that the issuers usually must first make payments on non-convertible securities before making payments on convertible securities. If the issuer of a convertible security stops making payments, these securities may become worthless.
Counterparty: A fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses and may be hindered or delayed in an effort to protect the fund’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a fund is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a fund uses leverage or derivatives in connection with the management of the fund.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
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Currency: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the fund has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the fund invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A fund may be unable or may choose not to hedge its foreign currency exposure. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Cybersecurity and Operations: A fund, and its service providers and distribution platforms, and your ability to transact with a fund, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of shareholder transactions, impact a fund's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a fund and its shareholders. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Deflation (Transamerica Inflation-Protected Securities):   Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a fund.
Depositary Receipts: Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding those issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or enforceability of a contract). Use of derivatives can increase losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
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The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. The ultimate impact of the regulations and the new rule remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a fund for a variety of purposes, including:
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As a hedging technique in an attempt to manage risk in the fund's portfolio;
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As a means of changing investment characteristics of the fund's portfolio;
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As a means of attempting to enhance returns;
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As a means of providing additional exposure to types of investments or market factors;
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As a substitute for buying or selling securities; or
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As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a fund’s hedging transactions will be effective.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales
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contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD
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transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A fund may incur costs to protect its investment, and the fund could lose its entire investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, and the fund may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. It may be difficult for a fund to pursue claims against an emerging market issuer or other parties in the courts of an emerging market country. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
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Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic has adversely
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impacted the demand for oil and other energy commodities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production in response to the pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
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Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
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Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
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Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic may limit the ability of energy companies to make acquisitions.
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Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
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Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
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Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
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Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
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Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which a fund invests.
Environmental, Social and Governance (“ESG”) Investing: Applying ESG criteria to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, applicable funds may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by a sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers. ESG criteria can vary over different periods and can evolve over time. Such criteria may also be difficult to apply consistently across regions, countries, industries or sectors.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A fund may lose its entire investment in the equity securities of an issuer.
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Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A fund may lose its entire investment in the fixed-income securities of an issuer.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a fund not receiving proceeds from the sale of a loan for an extended period. As a result, a fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading. Some floating rate loans may be tied to the London Interbank Offered Rate (“LIBOR”), and thus would be subject to LIBOR risk.
Floating rate loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for floating rate loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to floating rate loans with fewer restrictive covenants.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including through weather events and through regulation or business trends driven by climate change. Local events, such as political upheaval, social unrest, wars and terror attacks, financial troubles, pandemics, epidemics and natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging and frontier markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a fund's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful
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government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a fund’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a fund to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
In addition, U.S. investors are restricted from investing in certain Chinese companies, and the companies subject to these restrictions may change from time to time. For example, in November 2020, the President of the United States of America signed an executive order prohibiting U.S. persons, including a fund, from investing in publicly-traded securities of certain companies determined by the U.S. government to be affiliated with China’s military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, and cause a fund to incur losses.
Government Money Market Fund (Transamerica Government Money Market): The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or zero and the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share.
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Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, forward contracts, and other instruments as a hedge. Some hedging strategies could hedge a fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase a fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a fund’s foreign investments. A fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A fund that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than funds that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the fund. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the fund losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Industry Concentration: Certain funds concentrate their investments in specific industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate (Transamerica Government Money Market): The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund faces a heightened risk that interest rates may rise. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much
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money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A fund faces a risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A fund may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the fund does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a fund’s investments. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the fund to “LIBOR” risk.
Investment Companies: To the extent that a fund invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of those investment companies’ expenses. Those expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. Further, the fund is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Large Shareholder: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP and Transamerica JPMorgan International Moderate Growth VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
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Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have, potentially resulting in the loss of all assets. A fund also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives, or to meet segregation or coverage requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a fund’s assets.
LIBOR: Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the fund’s performance or NAV.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. Illiquid investments can be difficult to value. If a fund is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market
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turmoil, and those investments may be difficult or impossible for a fund to sell. This may prevent a fund from limiting losses. Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A fund is required by law to maintain a liquidity risk management program to assess and manage the fund’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants.
Management: The value of your investment in a fund may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a fund may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a fund’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an investment manager or sub-adviser in connection with managing a fund. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market values of a fund’s securities and other assets will fluctuate, sometimes rapidly or unpredictably, due to changes in general market conditions, overall economic trends or events, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the securities or other assets owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market
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conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value. An investment in a money market fund is not guaranteed and it is possible for the fund to lose money by investing in money market funds.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
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Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Mortgage-Related Securities (Transamerica Government Money Market): The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that a fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
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Investment in municipal securities of issuers in U.S. territories may have more risks than in tax-exempt securities issued by other issuers. Municipal securities issued by the Commonwealth of Puerto Rico or its agencies carry substantial risks. Beginning in 2017, the Commonwealth and its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees’ Retirement System, Electric Power Authority, and Public Buildings Authority entered into the equivalent of municipal bankruptcy proceedings, known as “PROMESA Title III” cases. As a result of the PROMESA cases, these entities are unable to issue new municipal securities and will remain unable to do so unless and until the courts have approved their respective “plans of adjustment” that restructure their debts, which is not expected to occur until 2021 or later, and the prevailing conditions at that time are impossible to predict. Also as a result of the PROMESA cases, these entities’ outstanding municipal securities, which trade on the secondary market, are receiving no recoveries and will not have any recoveries unless and until the courts have approved their respective plans of adjustment. Further, in several litigations within the PROMESA cases, many if not all of these entities’ outstanding municipal securities have been attacked as unconstitutionally or otherwise invalidly issued and thus entitled to no recovery whatsoever. In addition, PROMESA is a novel federal law and many of its provisions have been disputed. Even agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time (including the Aqueduct and Sewer Authority, which restructured in 2019 under PROMESA Title VI) may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the foregoing agencies to enter such proceedings. For these and other reasons, the timing (which could be years) and rate of recovery (which could be zero) on municipal securities that have been or will be issued by the Commonwealth of Puerto Rico or any of its agencies are highly unpredictable.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
New Fund: If a fund is newly-formed, investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Placed and Other Restricted Securities: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted Securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities also include private placements of securities with agreed upon contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.
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Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, a fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.
An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices. For this reason, restricted securities may adversely affect a fund’s overall liquidity if eligible buyers are or become uninterested in buying them at a particular time.
Restricted securities may not be listed on an exchange and may have no active trading market. A fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. A fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities for resale, and other transaction costs which may be higher for restricted securities than unrestricted securities.
Redemption (Transamerica Government Money Market): The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, a fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact the fund’s use of derivatives before that date. The SEC has also adopted new Rule 12d1-4 under the 1940 Act, which provides an enhanced regulatory framework applicable to fund of fund arrangements. The ultimate impact of the new rules remains unclear. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under U.S. federal tax law, could adversely affect the value of a particular U.S. REIT or the market for U.S. REITs as a whole.
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Repurchase Agreements: In a repurchase agreement, a fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Securities Lending: Each fund, except as noted below, may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
The Asset Allocation Funds and Transamerica Government Money Market do not participate in securities lending.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, the debt may be restructured, or it may ask for forgiveness of interest or principal on its existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There is no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Strategies and Styles: Investment strategies and styles with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different strategy or style. A fund may employ a combination of strategies and/or styles that impact its risk characteristics.
Structure Conflicts: TAM has established an investment program whereby a substantial portion of the assets of certain funds are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
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Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments may be less liquid and therefore more difficult to value accurately than more traditional securities and instruments. Structured instruments may behave in ways not anticipated by a fund, or they may not receive the tax, accounting or regulatory treatment anticipated by a fund.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations: Applying sustainability and/or ESG factors as part of a fund’s security selection process may impact a sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact a fund’s performance.
Sustainability Investing: Applying a sustainability assessment framework to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the corporate rate (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing a fund to further losses. Whether or not a fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange-Traded Funds: To the extent a fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a fund's shares could also be substantially and adversely affected.
Underlying Funds: When a fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects a fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying funds' shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that a fund invests more of its assets in one underlying fund than in another, the fund will have greater exposure to the risks of that underlying fund. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.
Underlying Government Money Market Funds ( Transamerica Government Money Market ): The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. A fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. If the warrant or right is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant or right.
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Yield (Transamerica Government Money Market): As a money market fund, the fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. The fund's expenses could absorb all or a significant portion of the fund's income, and, if the fund's expenses exceed the fund's income, the fund that seeks to maintain a stable net asset value (typically, $1.00 per share) may be unable to maintain its $1.00 share price. If interest rates increase, the fund's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone and/or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The fund may hold cash uninvested and, if so, will not earn income on those assets.
Yield: The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
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Shareholder Information
Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. TAM is responsible for all aspects of the day-to-day management of Transamerica Asset Allocation – Intermediate Horizon, Transamerica Asset Allocation – Long Horizon and Transamerica Asset Allocation – Short Horizon.  For each of the other funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)
employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.
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Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.
The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.
Management Fees Paid for the Fiscal Year Ended October 31, 2020
For the fiscal year ended October 31, 2020, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation Intermediate Horizon	0.10%
Transamerica Asset Allocation Long Horizon	0.10%
Transamerica Asset Allocation Short Horizon	0.10%
Transamerica Balanced II	0.48%
Transamerica Emerging Markets Opportunities*	0.81%
Transamerica Government Money Market	0.05%
Transamerica High Quality Bond	0.37%
Transamerica High Yield Bond	0.55%
Transamerica High Yield ESG*	0.00%
Transamerica Inflation-Protected Securities	0.39%
Transamerica Intermediate Bond	0.38%
Transamerica International Equity	0.71%
Transamerica International Growth	0.75%
Transamerica Large Core	0.45%
Transamerica Large Growth	0.65%
Transamerica Large Value Opportunities	0.45%
Transamerica Mid Cap Growth	0.70%
Transamerica Mid Cap Value Opportunities	0.69%
Transamerica Small Cap Growth	0.87%
Transamerica Small Cap Value	0.80%
Transamerica Sustainable Bond*	0.00%
* Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020. Each fund’s management fee schedule is shown below.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Recent Management Fee Changes
Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.
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A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment management agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Funds	Sub-Adviser	Sub-Adviser Address
Transamerica Balanced II Transamerica High Yield Bond Transamerica High Yield ESG Transamerica Intermediate Bond Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499

Transamerica Government Money Market	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455

Transamerica Balanced II	J.P. Morgan Investment Management Inc.	383 Madison Avenue, New York, NY 10179

Transamerica High Quality Bond	Merganser Capital Management, LLC	99 High Street Boston, MA 02110

Transamerica Large Growth	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica Small Cap Value	Peregrine Capital Management, LLC	800 LaSalle Avenue, Suite 1850 Minneapolis, MN 55402

Transamerica Inflation-Protected Securities Transamerica Large Core Transamerica Large Value Opportunities	PineBridge Investments LLC	Park Avenue Tower 65 East 55th Street New York, NY 10022

Transamerica Small Cap Growth	Ranger Investment Management, L.P.	2828 N. Harwood Street, Suite 1900, Dallas, TX 75201

Transamerica International Growth	TDAM USA Inc.	300-1230 Blackfoot Drive Regina, Saskatchewan S4S 7G4, Canada

Transamerica International Equity Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230

Transamerica Emerging Markets Opportunities Transamerica Mid Cap Growth Transamerica Large Growth	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
Further Information About Each Sub-Adviser
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2020, Aegon USA Investment Management, LLC had approximately $112.8 billion in total assets under management.
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BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2020, BlackRock, Inc. had approximately $8.68 trillion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2020, J.P. Morgan Investment Management Inc. and its affiliates had approximately $2.3 trillion in assets under management.
Merganser Capital Management, LLC, an operating subsidiary of Providence Equity Partners, has been a registered investment adviser since 1984. As of December 31, 2020, Merganser Capital Management, LLC had approximately $14.9 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2020, Morgan Stanley Investment Management Inc. had approximately $781.3 billion in total assets under management.
Peregrine Capital Management, LLC has been a registered investment adviser since 1984. As of December 31, 2020, Peregrine had approximately $6.38 billion in total assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2020, PineBridge Investments LLC, including its affiliates, had approximately $126.06 billion in total assets under management.
Ranger Investment Management, L.P. has been a registered investment adviser since 2003. As of December 31, 2020, Ranger Investment Management, L.P. had approximately $1.9 billion in total assets under management.
TDAM USA Inc. has been a registered investment adviser since September 1995. As of December 31, 2020, TDAM USA Inc. had approximately $4.9 billion in total assets under management. TDAM USA Inc. is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Thompson, Siegel & Walmsley LLC is an indirect subsidiary of BrightSphere Investment Group Inc., a New York Stock Exchange listed company. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2020, Thompson, Siegel & Walmsley LLC had approximately $22.3 billion in total assets under management.
Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2020, Wellington Management Company LLP and its advisory affiliates had approximately $1.29 trillion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Asset Allocation Intermediate Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.
Lead Portfolio Manager of the fund since 2016;
Portfolio Manager of the predecessor fund since
2007; Employed by Transamerica Asset
Management, Inc. since 2004; Senior Vice
President and Chief Investment Officer – Advisory
Services

Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
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Transamerica Asset Allocation Long Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.
Lead Portfolio Manager of the fund since 2016;
Portfolio Manager of the predecessor fund since
2007; Employed by Transamerica Asset
Management, Inc. since 2004; Senior Vice
President and Chief Investment Officer – Advisory
Services

Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
Transamerica Asset Allocation Short Horizon
Name	Adviser	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.
Lead Portfolio Manager of the fund since 2016;
Portfolio Manager of the predecessor fund since
2007; Employed by Transamerica Asset
Management, Inc. since 2004; Senior Vice
President and Chief Investment Officer – Advisory
Services

Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Employed by Transamerica Asset Management, Inc. since 2014
Sean Serrell, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the fund since 2018; Employed by Transamerica Asset Management, Inc. since 2015
Transamerica Balanced II
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2015;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2015;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2008; Head of Structured
Finance since 2018

Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2014;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds from 2009-2016 and Co-Head
of Public Fixed Income from 2017-2020; Head of
U.S. Fixed Income since 2020

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
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Name	Sub-Adviser	Positions Over Past Five Years
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2013;
Employee of J.P. Morgan Investment Management
Inc. since 2003; Executive Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2010;
Employee of J.P. Morgan Investment Management
Inc. since 1991; Managing Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Transamerica Emerging Markets Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Mary L. Pryshlak, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Senior Managing Director and Head of Investment Research since 2020; joined the firm in 2004
Jonathan G. White, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Managing Director and Director of Research Portfolios since 2013; joined the firm in 1999
Transamerica High Quality Bond
Name	Sub-Adviser	Positions Over Past Five Years
Peter S. Kaplan, CFA,	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager of the predecessor fund since 1990; Employee of Merganser Capital Management, LLC since 1986
Adam Ware, CFA	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2019; Employee of Merganser Capital Management, LLC since 2007
Jennifer K. Wynn, CFA	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2016; Employee of Merganser Capital Management, LLC since 2000
Transamerica High Yield Bond
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2007; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2006; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
159

Name	Sub-Adviser	Positions Over Past Five Years
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica High Yield ESG
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica Inflation-Protected Securities
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Developed Markets Investment Grade Fixed Income
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2014; Senior Vice President and Senior Portfolio Manager of Global Rates and Investment Grade Fixed Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products
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Transamerica Intermediate Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2015; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of Structured Finance since 2018
Doug Weih, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2014; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2003; Director of Public
Securitized Bonds from 2009-2016 and Co-Head
of Public Fixed Income from 2017-2020; Head of
U.S. Fixed Income since 2020

Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015, Portfolio Analyst since 2013 and Risk Analyst since 2007
Transamerica International Equity
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC
Portfolio Manager of the fund since 2011; Portfolio
Manager of TS&W International Equity Portfolio
from October 31, 2005 to February 28, 2011;
Portfolio Manager at Thompson, Siegel &
Walmsley LLC since 1996

Transamerica International Growth
Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2006; Vice-President & Co-Lead, International Equity
Jeff Tiefenbach, CFA	TDAM USA Inc.	Portfolio Manager of the fund since 2018; employee of TDAM USA Inc. since 2005; Managing Director, Public Equities
Transamerica Large Core
Name	Sub-Adviser	Positions Over Past Five Years
Sheedsa Ali, CFA	PineBridge Investments LLC
Portfolio Manager of the fund since 2018;
Employee of PineBridge Investments LLC since
2005; Head of quantitative equity research and
Portfolio Manager of Research Enhanced
Strategies at PineBridge Investments LLC

Kate Faraday	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2007; Portfolio Manager of Research Enhanced Strategies at PineBridge Investments LLC
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Transamerica Large Growth
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.	Lead Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1998; Managing Director; Head of Counterpoint Global
Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1996; Managing Director; Investor on Counterpoint Global
Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
David S. Cohen	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 1993; Managing Director; Investor on Counterpoint Global
Armistead B. Nash	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2002; Managing Director; Investor on Counterpoint Global
Alexander T. Norton	Morgan Stanley Investment Management Inc.	Portfolio Manager of the fund since 2019; associated with Morgan Stanley Investment Management Inc. in an investment management capacity since 2000; Executive Director; Investor on Counterpoint Global
Mammen Chally, CFA	Wellington Management Company LLP
Portfolio Manager of the fund since 2016; Portfolio
Manager of the predecessor fund since 2014;
Senior Managing Director and Equity Portfolio
Manager of Wellington Management Company
LLP; joined the firm as an investment professional
in 1994

Douglas McLane, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2016; Senior Managing Director and Equity Portfolio Manager of Wellington Management Company LLP; joined the firm in 2011
David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2016; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Transamerica Large Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Sheedsa Ali, CFA	PineBridge Investments LLC
Portfolio Manager of the fund since 2018;
Employee of PineBridge Investments LLC since
2005; Head of quantitative equity research and
Portfolio Manager of Research Enhanced
Strategies at PineBridge Investments LLC

Kate Faraday	PineBridge Investments LLC	Portfolio Manager of the fund since 2018; Employee of PineBridge Investments LLC since 2007; Portfolio Manager of Research Enhanced Strategies at PineBridge Investments LLC
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Transamerica Mid Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
Timothy N. Manning	Wellington Management Company LLP	Portfolio Manager of the fund since 2018; Senior Managing Director and Equity Portfolio Manager with Wellington Management Company LLP and Leader of the Mid Cap Growth Team; joined the firm in 2007
Transamerica Mid Cap Value Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2019; Research Analyst at Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica Small Cap Growth
Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004
Andrew Hill	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Portfolio Manager at Ranger Investment Management, L.P. since 2017; Sector Manager at Ranger Investment Management, L.P. between 2002 and 2017
Joseph LaBate	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2017; Portfolio Manager at Ranger Investment Management, L.P. since 2017; Sector Manager at Ranger Investment Management, L.P. between 2002 and 2017
Transamerica Small Cap Value
Name	Sub-Adviser	Positions Over Past Five Years
Jason R. Ballsrud, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member
Tasso H. Coin, Jr., CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1995, Owner and Board Member
Douglas G. Pugh, CFA	Peregrine Capital Management, LLC	Portfolio Manager of the fund since 2018; Employee of Peregrine Capital Management, LLC since 1997, Owner and Board Member
Transamerica Sustainable Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

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Name	Sub-Adviser	Positions Over Past Five Years
Charles Foster, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2003
Jose Pluto, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2019 and Structured
Finance Analyst since 2017; Member of the
Sustainable Investment Committee; Fixed Income
Analyst, Thornburg Investment Management
2013-2016

Jeremy Thurm, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2019 and Credit Research Analyst since 2007; Member of the Sustainable Investment Committee
James Rich	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2013; Member of the Sustainable Investment Committee
Trustees’ Approval of Sub-Advisory Agreements
A discussion regarding the Board of Trustees’ renewal of each applicable fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020. A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment sub-advisory agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
Class R2 shares pay sub-transfer agency fees of $11.00 per account to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to shareholder accounts in lieu of the transfer agent providing such services. The other share classes offered in this prospectus do not pay sub-transfer agency fees directly, but, the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
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How To Contact the Funds
Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, should contact 1-800-755-5801 for additional information. If you hold your account through an unaffiliated plan administrator, recordkeeper or financial intermediary, please contact them directly for account specific questions.
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Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.
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Internet: www.transamerica.com
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Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
The following information applies to Class R, Class R2, Class R4 and Class I3 Shares.
 Availability
Class R shares, Class R2 shares and Class R4 shares are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. A plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R and Class R2 shares in certain investment products or programs.
A financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R, Class R2 and Class R4 shares of the funds.
Class R, Class R2 and Class R4 shares are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
Each fund reserves the right to discontinue offering Class R, Class R2, Class R4 and Class I3 shares at any time, to liquidate or merge such share classes into another class of shares, or to cease investment operations entirely.
 Opening an Account and Purchasing Shares
Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the
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process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Eligible retirement plans generally may open an account and purchase Class R, Class R2 and Class R4 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R, Class R2 and Class R4 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible retirement plans investing in Class R and R2 shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R, Class R2 or Class R4 shares. The funds are currently waiving this minimum. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary. There is no minimum initial investment for Class I3 shares for those that qualify for the share class or a minimum subsequent investment amount.
Shares are purchased at the net asset value per share (“NAV”), without a sales charge.
Transamerica Funds must receive your payment within two business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. Each fund reserves the right to discontinue offering Class R, Class R2, R4 or Class I3 shares at any time, to liquidate or merge into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Through an Authorized Dealer
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The dealer is responsible for opening your account and may need to provide Transamerica Funds with your taxpayer identification number.
 Selling Shares
Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you own Class R, Class R2, Class R4 or Class I3 shares, please refer to the retirement plan or other relevant documents for information on how to redeem Class R, Class R2, Class R4 or Class I3 shares of the funds.
Shares are redeemed at NAV.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Please see additional information relating to original signature guarantee later in this prospectus.
Through an Authorized Dealer
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You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call your plan administrator, recordkeeper or financial intermediary for assistance.
 Exchanging Shares
For Class R, Class R2, Class R4 and Class I3 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
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An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.
Converting Shares
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares as described in the Class I prospectus, you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or plan administrator, recordkeeper or financial intermediary for conversion requirements and instructions. Class I shares are not available in this prospectus.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
 Choosing a Share Class
Class R and Class R2 Shares
Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. For Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 shares. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 Shares
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. Class R4 shares of a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R4 shares. Class R4 shares of are intended for purchase by participants in certain retirement plans described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
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Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
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The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Class I3 Shares
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares are not subject to distribution and service fees.
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Features and Policies
Customer Service
Please contact your retirement plan's administrator, recordkeeper or financial service firm acting as intermediary for account specific information.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
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accounts opened within the preceding 12 months
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accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
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accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
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accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
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accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
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UTMA/UGMA accounts (held at Transamerica Funds)
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UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
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Coverdell ESA accounts (held at Transamerica Funds)
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Omnibus and Network Level 3 accounts
While there is currently no minimum account size for maintaining a Class R or Class R2 share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature guarantee is typically required if any of the following is applicable:
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You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address which has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds wired to a bank account other than a bank account of record.
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Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
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You are adding or removing a shareholder from an account.
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You are changing ownership of an account.
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When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
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Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee or notary may be refused if any of the following is applicable:
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It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the signature guarantee.
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The guarantee stamp has been reported as stolen, missing or counterfeit.
Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.
Note:   For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or through the secure link on our website.
Reinvestment Privilege
Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund, in shares of the same class as the shares that you sold. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.
Right to Terminate or Suspend Account Privileges
The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
The funds rely primarily on the retirement plan recordkeepers and administrators that make the funds available to retirement plans and their participants (including recordkeepers affiliated with TAM) to monitor market timing and excessive trading by plan participants. The funds seek periodic certifications from these retirement plan recordkeepers that they have policies and procedures in place designed to monitor and prevent market timing and excessive trading activity by plan participants and that they will use their best efforts to prevent market timing and excessive trading activity that appears to be in contravention of the funds’ policies on market timing or excessive trading as disclosed in this prospectus. The funds also may instruct retirement plan recordkeepers from time to time to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each fund reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a plan participant or by accounts of plan participants under common control (for example, related plan participants, or a financial adviser with discretionary trading authority over multiple accounts). The funds apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
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The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
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Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted as of the scheduled close of regular trading on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the Asset Allocation Funds are received and accepted. For purchases of shares of the Asset Allocation Funds through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the Asset Allocation Funds.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
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When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
 Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class R, Class R2 or Class R4 shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.50%, 0.25% and 0.25%, respectively, of the average daily net assets of those shares.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares .
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
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Class R Shares – Up to 0.50%
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Class R2 and Class R4 Shares – Up to 0.25%
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Class I3 Shares – N/A
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund
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shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; AXA Advisors LLC; BBVA Securities, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.; CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Network, LLC; Equity Services, Inc.; Financial Data Services, Inc.; FSC Securities Corporation; Geneos Wealth Management; GWFS Equities Inc.; GW Sherwold Associates, Inc.; Hantz Financial Services, Inc.; HD Investment Services; Huntington Investment Company; Investacorp, Inc.; Infinex Investments, Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Stifel Nicolaus & Company Inc.; Suntrust Investment Services, Inc.; TD Ameritrade; Triad Advisors, Inc.; Trinity Wealth; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Waddell Reed; Wells Fargo Advisors, LLC; Wentworth Financial Partners; and Woodbury Financial Services. For the calendar year ended December 31, 2020, TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Alliance Bernstein; Allianz Global Investors; American Century Investments; Amundi Pioneer Asset Management; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock Investment Management, LLC; BNY Mellon; Capital Group; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Goldman Sachs Asset Management; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Milliman Financial Risk Management LLC; MFS Investment Management; Morgan Stanley Investment Management Inc.; Neuberger Berman; New York Life/MainStay Investments; PGIM Investments; Pacific Investment Management Company; PineBridge Investments; Principal Global Investors; Putnam Investments; QMA; Rockefeller Capital Management; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley LLC; The Vanguard Group; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.
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As of December 31, 2020, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
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Distributions and Taxes
Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Asset Allocation Intermediate Horizon	X
Transamerica Asset Allocation Long Horizon	X
Transamerica Asset Allocation Short Horizon	X
Transamerica Balanced II	X
Transamerica Government Money Market			X
Transamerica High Quality Bond	X
Transamerica High Yield Bond			X
Transamerica High Yield ESG		X
Transamerica Inflation-Protected Securities	X
Transamerica Intermediate Bond		X
Transamerica Large Core	X
Transamerica Large Growth	X
Transamerica Large Value Opportunities	X
Transamerica Sustainable Bond		X
Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
•
Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•
Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•
Other distributions generally will be taxed at ordinary income tax rates.
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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution (other than, in general, regular monthly distributions paid by funds that declare dividends daily), the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Funds that invest in other funds (“asset allocation funds”) may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the asset allocation funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of such asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains or exempt-interest dividends) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
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If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (but not distributions of exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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Financial Highlights
The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2020 Annual Report, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Intermediate Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Intermediate Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Long Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Long Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Asset Allocation Short Horizon are based in part on the historical financial highlights of Transamerica Institutional Asset Allocation – Short Horizon (the “predecessor fund”). For the periods through May 19, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R shares of Transamerica Balanced II are based in part on the historical financial highlights of Transamerica Partners Balanced (the “predecessor fund”). For the periods through September 15, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information is shown for Class I shares of Transamerica Emerging Markets Opportunities because the fund had not issued Class R or Class R4 shares as of October 31, 2020. Class I shares of the fund are not offered in this prospectus.
Financial highlights for Class R4 shares of Transamerica High Quality Bond are based in part on the historical financial highlights of Transamerica Partners Institutional High Quality Bond (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information for Class R and Class R4 shares is not shown for Transamerica High Yield ESG and Transamerica Sustainable Bond because the funds had not issued Class R or Class R4 shares as of October 31, 2020.
Financial highlights for Class R4 shares of Transamerica Inflation-Protected Securities are based in part on the historical financial highlights of Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Intermediate Bond are based in part on the historical financial highlights of Transamerica Partners Institutional Core Bond (the “predecessor fund”). For the periods through March 24, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Information is shown for Class I2 shares of Transamerica International Growth because the fund had not issued Class R or Class R4 shares as of October 31, 2020. Class I2 shares of the fund are not offered in this prospectus.
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Financial highlights for Class R4 shares of Transamerica Large Core are based in part on the historical financial highlights of Transamerica Partners Institutional Large Core (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Large Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Large Growth (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. The information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Large Value Opportunities are based in part on the historical financial highlights of Transamerica Partners Institutional Large Value (the “predecessor fund”). For the periods through May 5, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Mid Cap Growth are based in part on the historical financial highlights of Transamerica Partners Institutional Mid Growth (the “predecessor fund”). For the periods through March 10, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
Financial highlights for Class R4 shares of Transamerica Small Cap Value are based in part on the historical financial highlights of Transamerica Partners Institutional Small Value (the “predecessor fund”). For the periods through April 21, 2017, the information is that of the predecessor fund. Certain information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with certain of the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.
For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31,2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.57	$10.22	$10.38	$9.58	$9.23	$9.35
Investment operations:
Net investment income (loss)(D)	0.18	0.26	0.18	0.13	0.18	0.15
Net realized and unrealized gain (loss)	0.59	0.69	(0.16)	0.78	0.35	(0.12)
Total investment operations	0.77	0.95	0.02	0.91	0.53	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.26)	(0.18)	(0.11)	(0.18)	(0.15)
Net realized gains	(0.49)	(0.34)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.68)	(0.60)	(0.18)	(0.11)	(0.18)	(0.15)
Net asset value, end of period/year	$10.66	$10.57	$10.22	$10.38	$9.58	$9.23
Total return	7.61%	10.10%	0.18%	(E)9.53%	5.74%	0.26%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,807	$9,321	$15,632	$20,852	$78,806	$79,613
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	(G)0.21%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	(G)0.20%	0.10%	0.10%
Net investment income (loss) to average net assets	1.75%	2.60%	1.73%	(G)1.37%	1.88%	1.57%
Portfolio turnover rate	48%	35%	27%	(E)26%	45%	42%
(A)
Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization.
(B)
Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
(G)
Annualized.
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For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.57	$10.22	$10.38	$10.00
Investment operations:
Net investment income (loss)(B)	0.16	0.24	0.16	0.05
Net realized and unrealized gain (loss)	0.58	0.69	(0.16)	0.37
Total investment operations	0.74	0.93	–	0.42
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.24)	(0.16)	(0.04)
Net realized gains	(0.49)	(0.34)	–	–
Total dividends and/or distributions to shareholders	(0.65)	(0.58)	(0.16)	(0.04)
Net asset value, end of period/year	$10.66	$10.57	$10.22	$10.38
Total return	7.33%	9.85%	(0.07)%	(C)4.24%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$300,319	$332,117	$357,118	$424,721
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	(E)0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	(E)0.60%
Net investment income (loss) to average net assets	1.53%	2.35%	1.51%	(E)0.99%
Portfolio turnover rate	48%	35%	27%	(C)26%
(A)
Commenced operations on May 19, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
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For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.51	$10.64	$10.68	$9.38	$8.87	$8.92
Investment operations:
Net investment income (loss)(D)	0.14	0.25	0.12	0.06	0.11	0.11
Net realized and unrealized gain (loss)	0.67	0.67	(E)(0.04)	1.31	0.51	(0.05)
Total investment operations	0.81	0.92	0.08	1.37	0.62	0.06
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)	(0.12)	(0.07)	(0.11)	(0.11)
Net realized gains	(1.04)	(0.81)	–	–	–	–
Total dividends and/or distributions to shareholders	(1.19)	(1.05)	(0.12)	(0.07)	(0.11)	(0.11)
Net asset value, end of period/year	$10.13	$10.51	$10.64	$10.68	$9.38	$8.87
Total return	7.98%	10.57%	0.72%	(F)14.69%	7.07%	0.63%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,134	$8,695	$25,038	$32,618	$28,489	$28,659
Expenses to average net assets(G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	(H)0.28%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	(H)0.26%	0.10%	0.10%
Net investment income (loss) to average net assets	1.44%	2.47%	1.09%	(H)0.64%	1.29%	1.19%
Portfolio turnover rate	52%	40%	30%	(F)35%	28%	43%
(A)
Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization.
(B)
Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)
Not annualized.
(G)
Does not include expenses of the underlying investments in which the Fund invests.
(H)
Annualized.
181

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.50	$10.64	$10.68	$10.00
Investment operations:
Net investment income (loss)(B)	0.12	0.22	0.10	0.01
Net realized and unrealized gain (loss)	0.67	0.68	(C)(0.05)	0.68
Total investment operations	0.79	0.90	0.05	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.23)	(0.09)	(0.01)
Net realized gains	(1.04)	(0.81)	–	–
Total dividends and/or distributions to shareholders	(1.17)	(1.04)	(0.09)	(0.01)
Net asset value, end of period/year	$10.12	$10.50	$10.64	$10.68
Total return	7.72%	10.28%	0.47%	(D)6.90%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$164,147	$177,392	$190,928	$225,869
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	(F)0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	(F)0.60%
Net investment income (loss) to average net assets	1.19%	2.16%	0.86%	(F)0.14%
Portfolio turnover rate	52%	40%	30%	(D)35%
(A)
Commenced operations on May 19, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
182

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.29	$9.76	$10.10	$9.81	$9.63	$9.92
Investment operations:
Net investment income (loss)(D)	0.24	0.28	0.23	0.17	0.25	0.21
Net realized and unrealized gain (loss)	0.29	0.57	(0.33)	0.28	0.18	(0.28)
Total investment operations	0.53	0.85	(0.10)	0.45	0.43	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.29)	(0.24)	(0.16)	(0.25)	(0.22)
Net realized gains	(0.05)	(0.03)	–	–	–	–
Total dividends and/or distributions to shareholders	(0.28)	(0.32)	(0.24)	(0.16)	(0.25)	(0.22)
Net asset value, end of period/year	$10.54	$10.29	$9.76	$10.10	$9.81	$9.63
Total return	5.29%	8.78%	(1.01)%	(E)4.49%	4.48%	(0.72)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$552	$2,762	$3,156	$6,959	$11,896	$12,349
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	(G)0.23%	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	(G)0.22%	0.10%	0.10%
Net investment income (loss) to average net assets	2.32%	2.75%	2.30%	(G)1.98%	2.53%	2.07%
Portfolio turnover rate	29%	26%	52%	(E)22%	49%	60%
(A)
Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization.
(B)
Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
(G)
Annualized.
183

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.29	$9.76	$10.10	$10.00
Investment operations:
Net investment income (loss)(B)	0.20	0.25	0.22	0.08
Net realized and unrealized gain (loss)	0.30	0.57	(0.34)	0.09
Total investment operations	0.50	0.82	(0.12)	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.26)	(0.22)	(0.07)
Net realized gains	(0.05)	(0.03)	–	–
Total dividends and/or distributions to shareholders	(0.25)	(0.29)	(0.22)	(0.07)
Net asset value, end of period/year	$10.54	$10.29	$9.76	$10.10
Total return	5.02%	8.51%	(1.21)%	(C)1.72%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$122,392	$131,052	$142,129	$181,866
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	(E)0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	(E)0.60%
Net investment income (loss) to average net assets	1.91%	2.53%	2.21%	(E)1.77%
Portfolio turnover rate	29%	26%	52%	(C)22%
(A)
Commenced operations on May 19, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
184

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.99	$10.20	$10.17	$10.11	$9.68	$9.85
Investment operations:
Net investment income (loss)(D)	0.11	0.14	0.13	0.14	0.11	0.10
Net realized and unrealized gain (loss)	0.90	1.09	0.06	0.91	0.63	(0.11)
Total investment operations	1.01	1.23	0.19	1.05	0.74	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)	(0.12)	(0.09)	(0.12)	(0.10)
Net realized gains	(0.27)	(0.29)	(0.04)	(0.90)	(0.19)	(0.06)
Total dividends and/or distributions to shareholders	(0.38)	(0.44)	(0.16)	(0.99)	(0.31)	(0.16)
Net asset value, end of period/year	$11.62	$10.99	$10.20	$10.17	$10.11	$9.68
Total return	9.43%	12.79%	1.85%	(E)10.68%	7.69%	(0.08)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,033	$70,357	$82,270	$91,171	$90,455	$90,541
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%	1.09%	(F)1.20%	1.18%	1.16%
Including waiver and/or reimbursement and recapture	1.07%	(G)1.07%	1.01%	(F),(H)1.13%	(H),(I)1.09%	1.10%
Net investment income (loss) to average net assets	0.96%	1.32%	1.22%	(F)0.95%	1.13%	1.00%
Portfolio turnover rate	51%	45%	60%	(E)40%	37%	50%
(A)
Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)
Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Annualized.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.
(H)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
185

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.99	$10.21	$10.17	$10.00
Investment operations:
Net investment income (loss)(B)	0.16	0.19	0.18	0.02
Net realized and unrealized gain (loss)	0.91	1.08	0.07	0.15
Total investment operations	1.07	1.27	0.25	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.20)	(0.17)	–
Net realized gains	(0.27)	(0.29)	(0.04)	–
Total dividends and/or distributions to shareholders	(0.44)	(0.49)	(0.21)	–
Net asset value, end of period/year	$11.62	$10.99	$10.21	$10.17
Total return	10.01%	13.14%	2.49%	(C)1.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,587	$50,316	$49,964	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%	0.58%	0.59%	(D)0.66%
Including waiver and/or reimbursement and recapture	0.57%	0.57%	0.50%	(D)0.50%
Net investment income (loss) to average net assets	1.44%	1.80%	1.73%	(D)1.23%
Portfolio turnover rate	51%	45%	60%	(C)40%
(A)
Commenced operations on September 15, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
186

For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
Class I
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.07
Net realized and unrealized gain (loss)	(C)(0.17)
Total investment operations	(0.10)
Net asset value, end of period	$9.90
Total return	(D)(1.00)%
Ratio and supplemental data:
Net assets end of period (000’s)	$70
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	(F)1.21%
Including waiver and/or reimbursement and recapture	(F)0.98%
Net investment income (loss) to average net assets	(F)0.92%
Portfolio turnover rate	(D)49%
(A)
Commenced operations on December 19, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
187

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(B)	0.01	0.02	0.01	(C)0.00
Total investment operations	0.01	0.02	0.01	(C)0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.02)	(0.01)	(C)(0.00)
Net asset value, end of period/year	$1.00	$1.00	$1.00	$1.00
Total return	0.60%	1.86%	1.21%	(D)0.03%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$91,021	$117,731	$174,150	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.55%	0.57%	(E)0.65%
Including waiver and/or reimbursement and recapture	(F)0.24%	0.50%	0.50%	(E)0.50%
Net investment income (loss) to average net assets	0.59%	1.85%	1.19%	(E)0.61%
(A)
Commenced operations on October 13, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Annualized.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
188

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(B)	(C)0.00	0.02	0.01	(C)0.00
Total investment operations	(C)0.00	0.02	0.01	(C)0.00
Dividends and/or distributions to shareholders:
Net investment income	(C)(0.00)	(0.02)	(0.01)	(C)(0.00)
Net asset value, end of period/year	$1.00	$1.00	$1.00	$1.00
Total return	0.35%	1.56%	0.91%	(D)0.02%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,017,445	$910,347	$728,262	$634,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%	0.88%	(E)0.91%
Including waiver and/or reimbursement and recapture	(F)0.49%	0.80%	0.80%	(E)0.80%
Net investment income (loss) to average net assets	0.34%	1.54%	0.92%	(E)0.30%
(A)
Commenced operations on October 13, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Annualized.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
189

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(B)	0.01	0.02	0.01	(C)0.00
Total investment operations	0.01	0.02	0.01	(C)0.00
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.02)	(0.01)	(C)(0.00)
Net asset value, end of period/year	$1.00	$1.00	$1.00	$1.00
Total return	0.65%	2.07%	1.41%	(D)0.34%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$85,900	$134,883	$106,431	$122,549
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%	0.30%	0.32%	(E)0.40%
Including waiver and/or reimbursement and recapture	(F)0.19%	(G)0.30%	0.30%	(E),(H)0.30%
Net investment income (loss) to average net assets	0.68%	2.02%	1.41%	(E)0.86%
(A)
Commenced operations on May 19, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Annualized.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)
Waiver and/or reimbursement rounds to less than 0.01%.
(H)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
190

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.00	$9.79	$9.97	$9.98	$10.03	$10.17
Investment operations:
Net investment income (loss)(D)	0.27	0.22	0.19	0.11	0.14	0.10
Net realized and unrealized gain (loss)	(0.01)	0.28	(0.16)	(E)0.01	(0.01)	(0.06)
Total investment operations	0.26	0.50	0.03	0.12	0.13	0.04
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.29)	(0.21)	(0.13)	(0.18)	(0.18)
Net asset value, end of period/year	$9.97	$10.00	$9.79	$9.97	$9.98	$10.03
Total return	2.72%	5.15%	0.31%	(F)1.13%	1.31%	0.38%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,366	$41,701	$37,838	$40,216	$56,312	$57,227
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.69%	(G)0.75%	0.78%	0.76%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	(G),(H)0.66%	(I)0.64%	0.65%
Net investment income (loss) to average net assets	2.69%	2.24%	1.89%	(G)1.33%	1.34%	1.01%
Portfolio turnover rate	93%	69%	120%	(F)31%	92%	70%
(A)
Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization.
(B)
Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)
Not annualized.
(G)
Annualized.
(H)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
191

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.02	$9.82	$9.99	$10.00
Investment operations:
Net investment income (loss)(B)	0.23	0.20	0.16	0.06
Net realized and unrealized gain (loss)	(C)(0.00)	0.26	(0.15)	(0.03)
Total investment operations	0.23	0.46	0.01	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.26)	(0.18)	(0.04)
Net asset value, end of period/year	$9.99	$10.02	$9.82	$9.99
Total return	2.41%	4.85%	0.14%	(D)0.32%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,762	$12,401	$13,520	$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.94%	0.93%	(E)0.97%
Including waiver and/or reimbursement and recapture	0.95%	(F)0.94%	0.90%	(E)0.97%
Net investment income (loss) to average net assets	2.36%	2.00%	1.60%	(E)1.03%
Portfolio turnover rate	93%	69%	120%	(D)31%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
192

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.00	$9.79	$9.97	$10.00
Investment operations:
Net investment income (loss)(B)	0.29	0.25	0.21	0.09
Net realized and unrealized gain (loss)	(0.01)	0.27	(0.15)	(0.04)
Total investment operations	0.28	0.52	0.06	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.31)	(0.24)	(0.08)
Net asset value, end of period/year	$9.97	$10.00	$9.79	$9.97
Total return	2.91%	5.38%	0.57%	(C)0.51%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,051	$185,244	$231,291	$242,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.45%	0.44%	(D)0.48%
Including waiver and/or reimbursement and recapture	0.46%	(E)0.45%	0.40%	(D)0.40%
Net investment income (loss) to average net assets	2.95%	2.55%	2.16%	(D)1.63%
Portfolio turnover rate	93%	69%	120%	(C)31%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
193

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.10	$8.93	$9.43	$9.25
Investment operations:
Net investment income (loss)(B)	0.42	0.50	0.52	0.31
Net realized and unrealized gain (loss)	(0.43)	0.18	(0.51)	0.18
Total investment operations	(0.01)	0.68	0.01	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.51)	(0.51)	(0.31)
Net asset value, end of period/year	$8.64	$9.10	$8.93	$9.43
Total return	0.03%	7.78%	0.08%	(C)5.35%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$621,798	$396,605	$361,072	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.88%	0.88%	(D)0.88%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	(D)0.85%
Net investment income (loss) to average net assets	4.86%	5.56%	5.61%	(D)5.43%
Portfolio turnover rate	37%	38%	35%	39%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
194

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.10	$8.93	$9.43	$9.25
Investment operations:
Net investment income (loss)(B)	0.40	0.48	0.49	0.29
Net realized and unrealized gain (loss)	(0.43)	0.17	(0.50)	0.19
Total investment operations	(0.03)	0.65	(0.01)	0.48
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.48)	(0.49)	(0.30)
Net asset value, end of period/year	$8.64	$9.10	$8.93	$9.43
Total return	(0.23)%	7.51%	(0.17)%	(C)5.19%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,169	$35,439	$42,802	$55,724
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	(D)1.14%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	(D)1.10%
Net investment income (loss) to average net assets	4.63%	5.33%	5.35%	(D)5.12%
Portfolio turnover rate	37%	38%	35%	39%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
195

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.10	$8.93	$9.43	$9.25
Investment operations:
Net investment income (loss)(B)	0.44	0.52	0.54	0.32
Net realized and unrealized gain (loss)	(0.43)	0.18	(0.50)	0.18
Total investment operations	0.01	0.70	0.04	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)	(0.54)	(0.32)
Net asset value, end of period/year	$8.64	$9.10	$8.93	$9.43
Total return	0.28%	8.02%	0.33%	(C)5.51%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$218,199	$279,020	$298,604	$380,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%	0.63%	(D)0.63%
Including waiver and/or reimbursement and recapture	0.60%	(E)0.63%	0.60%	(D)0.60%
Net investment income (loss) to average net assets	5.11%	5.79%	5.85%	(D)5.69%
Portfolio turnover rate	37%	38%	35%	39%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
196

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.23	$9.63	$9.97	$9.93	$9.69	$9.93
Investment operations:
Net investment income (loss)(D)	0.11	0.10	0.23	0.12	0.11	(0.01)
Net realized and unrealized gain (loss)	0.64	0.72	(0.34)	(E)0.01	0.26	(0.21)
Total investment operations	0.75	0.82	(0.11)	0.13	0.37	(0.22)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.22)	(0.23)	(0.09)	(0.13)	–
Return of capital	–	–	–	–	–	(0.02)
Total dividends and/or distributions to shareholders	(0.12)	(0.22)	(0.23)	(0.09)	(0.13)	(0.02)
Net asset value, end of period/year	$10.86	$10.23	$9.63	$9.97	$9.93	$9.69
Total return	7.39%	8.58%	(1.15)%	(F)1.37%	3.76%	(2.18)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,012	$2,340	$15,421	$23,203	$63,638	$76,421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(G)0.76%	(G)0.74%	(G)0.81%	(G),(H)0.81%	0.82%	0.80%
Including waiver and/or reimbursement and recapture	(G)0.64%	(G)0.65%	(G),(I)0.65%	(G),(H),(I)0.66%	(J)0.64%	0.65%
Net investment income (loss) to average net assets	1.04%	1.07%	2.33%	(H)1.41%	1.13%	(0.13)%
Portfolio turnover rate	16%	14%	134%	(F)51%	52%	54%
(A)
Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization.
(B)
Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)
Not annualized.
(G)
Does not include expenses of the underlying investments in which the Fund invests.
(H)
Annualized.
(I)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(J)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
197

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.23	$9.65	$9.98	$10.00
Investment operations:
Net investment income (loss)(B)	0.07	0.11	0.21	0.05
Net realized and unrealized gain (loss)	0.65	0.67	(0.34)	(0.07)
Total investment operations	0.72	0.78	(0.13)	(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.20)	(0.20)	(C)(0.00)
Net asset value, end of period/year	$10.85	$10.23	$9.65	$9.98
Total return	7.08%	8.24%	(1.29)%	(D)(0.20)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,488	$9,125	$10,508	$12,683
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.00%	0.98%	1.05%	(F)1.01%
Including waiver and/or reimbursement and recapture	0.99%	1.00%	0.92%	(F)1.00%
Net investment income (loss) to average net assets	0.69%	1.13%	2.07%	(F)0.85%
Portfolio turnover rate	16%	14%	134%	(D)51%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
198

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.21	$9.63	$9.97	$10.00
Investment operations:
Net investment income (loss)(B)	0.12	0.17	0.26	0.08
Net realized and unrealized gain (loss)	0.65	0.65	(0.34)	(0.06)
Total investment operations	0.77	0.82	(0.08)	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.24)	(0.26)	(0.05)
Net asset value, end of period/year	$10.84	$10.21	$9.63	$9.97
Total return	7.59%	8.58%	(0.88)%	(C)0.16%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$99,722	$104,687	$111,874	$144,334
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.51%	0.49%	0.56%	(E)0.52%
Including waiver and/or reimbursement and recapture	0.52%	0.47%	0.40%	(E)0.40%
Net investment income (loss) to average net assets	1.14%	1.73%	2.59%	(E)1.45%
Portfolio turnover rate	16%	14%	134%	(C)51%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
199

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.52	$9.72	$10.22	$10.03	$10.04	$10.32
Investment operations:
Net investment income (loss)(D)	0.20	0.26	0.24	0.17	0.22	0.21
Net realized and unrealized gain (loss)	0.37	0.81	(0.49)	0.21	0.10	(0.18)
Total investment operations	0.57	1.07	(0.25)	0.38	0.32	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.27)	(0.25)	(0.19)	(0.24)	(0.23)
Net realized gains	–	–	–	–	(0.09)	(0.08)
Total dividends and/or distributions to shareholders	(0.22)	(0.27)	(0.25)	(0.19)	(0.33)	(0.31)
Net asset value, end of period/year	$10.87	$10.52	$9.72	$10.22	$10.03	$10.04
Total return	5.49%	11.10%	(2.46)%	(E)3.75%	3.21%	0.21%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$162,185	$178,769	$181,447	$291,565	$317,150	$373,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.67%	0.66%	(F)0.68%	0.71%	0.71%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	(F)0.65%	(G)0.63%	0.65%
Net investment income (loss) to average net assets	1.90%	2.54%	2.41%	(F)1.99%	2.08%	1.99%
Portfolio turnover rate	46%	49%	49%	(E)22%	50%	46%
(A)
Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization.
(B)
Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Annualized.
(G)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
200

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.52	$9.73	$10.22	$10.08
Investment operations:
Net investment income (loss)(B)	0.18	0.23	0.22	0.11
Net realized and unrealized gain (loss)	0.37	0.80	(0.48)	0.14
Total investment operations	0.55	1.03	(0.26)	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)	(0.23)	(0.11)
Net asset value, end of period/year	$10.88	$10.52	$9.73	$10.22
Total return	5.29%	10.68%	(2.61)%	(C)2.50%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$42,002	$51,335	$94,748	$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.91%	0.91%	(D)0.91%
Including waiver and/or reimbursement and recapture	0.92%	(E)0.91%	0.90%	(D)0.91%
Net investment income (loss) to average net assets	1.64%	2.29%	2.18%	(D)1.75%
Portfolio turnover rate	46%	49%	49%	(C)22%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
201

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.51	$9.72	$10.22	$10.08
Investment operations:
Net investment income (loss)(B)	0.23	0.28	0.27	0.14
Net realized and unrealized gain (loss)	0.38	0.80	(0.49)	0.15
Total investment operations	0.61	1.08	(0.22)	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.29)	(0.28)	(0.15)
Net asset value, end of period/year	$10.87	$10.51	$9.72	$10.22
Total return	5.83%	11.26%	(2.21)%	(C)2.87%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$385,809	$485,794	$697,789	$628,055
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%	0.41%	(D)0.42%
Including waiver and/or reimbursement and recapture	0.42%	(E)0.42%	0.40%	(D)0.40%
Net investment income (loss) to average net assets	2.14%	2.78%	2.70%	(D)2.33%
Portfolio turnover rate	46%	49%	49%	(C)22%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
202

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$18.01	$17.65	$19.54	$17.24
Investment operations:
Net investment income (loss)(B)	0.24	0.36	0.38	0.48
Net realized and unrealized gain (loss)	(1.71)	0.83	(1.82)	1.82
Total investment operations	(1.47)	1.19	(1.44)	2.30
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.31)	(0.45)	–
Net realized gains	–	(0.52)	–	–
Total dividends and/or distributions to shareholders	(0.48)	(0.83)	(0.45)	–
Net asset value, end of period/year	$16.06	$18.01	$17.65	$19.54
Total return	(8.50)%	7.44%	(7.59)%	(C)13.34%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,802	$19,425	$15,775	$21,339
Expenses to average net assets	1.02%	1.02%	1.04%	(D)1.04%
Net investment income (loss) to average net assets	1.46%	2.14%	1.95%	(D)4.04%
Portfolio turnover rate	18%	13%	21%	22%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
203

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$18.03	$17.65	$19.51	$17.24
Investment operations:
Net investment income (loss)(B)	0.20	0.32	0.34	0.48
Net realized and unrealized gain (loss)	(1.72)	0.84	(1.83)	1.79
Total investment operations	(1.52)	1.16	(1.49)	2.27
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.26)	(0.37)	–
Net realized gains	–	(0.52)	–	–
Total dividends and/or distributions to shareholders	(0.43)	(0.78)	(0.37)	–
Net asset value, end of period/year	$16.08	$18.03	$17.65	$19.51
Total return	(8.75)%	7.23%	(7.89)%	(C)13.22%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$25,413	$31,770	$37,376	$45,713
Expenses to average net assets	1.26%	1.26%	1.28%	(D)1.29%
Net investment income (loss) to average net assets	1.18%	1.89%	1.72%	(D)4.08%
Portfolio turnover rate	18%	13%	21%	22%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
204

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$18.04	$17.68	$19.58	$17.24
Investment operations:
Net investment income (loss)(B)	0.29	0.41	0.43	0.45
Net realized and unrealized gain (loss)	(1.73)	0.84	(1.84)	1.89
Total investment operations	(1.44)	1.25	(1.41)	2.34
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.49)	–
Net realized gains	–	(0.52)	–	–
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.49)	–
Net asset value, end of period/year	$16.08	$18.04	$17.68	$19.58
Total return	(8.34)%	7.78%	(7.41)%	(C)13.57%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,877	$210,438	$218,378	$270,144
Expenses to average net assets	0.77%	0.77%	0.79%	(D)0.79%
Net investment income (loss) to average net assets	1.74%	2.40%	2.21%	(D)3.70%
Portfolio turnover rate	18%	13%	21%	22%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
205

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$7.53	$7.87	$9.02	$7.27	$7.80
Investment operations:
Net investment income (loss)(A)	0.11	0.15	0.16	0.11	(B)0.11
Net realized and unrealized gain (loss)	0.29	0.76	(1.16)	1.72	(0.40)
Total investment operations	0.40	0.91	(1.00)	1.83	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.15)	(0.08)	(0.08)
Net realized gains	–	(1.10)	–	–	(0.16)
Total dividends and/or distributions to shareholders	(0.15)	(1.25)	(0.15)	(0.08)	(0.24)
Net asset value, end of year	$7.78	$7.53	$7.87	$9.02	$7.27
Total return	5.34%	15.22%	(11.29)%	25.45%	(3.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,439,535	$1,162,120	$1,216,433	$1,368,414	$1,164,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	0.97%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	(B)0.96%
Net investment income (loss) to average net assets	1.45%	2.20%	1.80%	1.36%	(B)1.52%
Portfolio turnover rate	28%	25%	119%	15%	15%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
206

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$9.95	$11.12	$11.01	$9.52	$8.98	$9.17
Investment operations:
Net investment income (loss)(D)	0.12	0.13	0.12	0.09	0.15	0.10
Net realized and unrealized gain (loss)	0.59	0.64	0.55	1.50	0.54	(0.20)
Total investment operations	0.71	0.77	0.67	1.59	0.69	(0.10)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.13)	(0.11)	(0.10)	(0.15)	(0.09)
Net realized gains	(E)(0.00)	(1.81)	(0.45)	–	–	–
Total dividends and/or distributions to shareholders	(0.14)	(1.94)	(0.56)	(0.10)	(0.15)	(0.09)
Net asset value, end of period/year	$10.52	$9.95	$11.12	$11.01	$9.52	$8.98
Total return	7.31%	10.15%	6.00%	(F)16.72%	7.79%	(1.02)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,045	$5,039	$5,386	$11,636	$10,633	$11,995
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(G)0.78%	(G)0.76%	(G)0.91%	(H)1.05%	1.34%	1.28%
Including waiver and/or reimbursement and recapture	(G)0.78%	(G)0.88%	(G)0.89%	(H)0.90%	(I)0.90%	0.90%
Net investment income (loss) to average net assets	1.20%	1.33%	1.01%	(H)1.10%	1.65%	1.04%
Portfolio turnover rate	83%	82%	130%	(F)41%	47%	64%
(A)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(B)
Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization.
(C)
Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)
Calculated based on average number of shares outstanding.
(E)
Rounds to less than $0.01 or $(0.01).
(F)
Not annualized.
(G)
Does not include expenses of the underlying investments in which the Fund invests.
(H)
Annualized.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
207

For a share outstanding during the periods and years indicated:	Transamerica Large Core
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.95	$11.11	$11.01	$10.00
Investment operations:
Net investment income (loss)(B)	0.09	0.11	0.08	0.05
Net realized and unrealized gain (loss)	0.60	0.65	0.55	1.01
Total investment operations	0.69	0.76	0.63	1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	(0.08)	(0.05)
Net realized gains	(C)(0.00)	(1.81)	(0.45)	–
Total dividends and/or distributions to shareholders	(0.12)	(1.92)	(0.53)	(0.05)
Net asset value, end of period/year	$10.52	$9.95	$11.11	$11.01
Total return	7.05%	10.05%	5.67%	(D)10.68%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,318	$61,472	$72,764	$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)1.02%	(E)1.01%	(E)1.15%	(F)1.22%
Including waiver and/or reimbursement and recapture	(E)1.02%	(E)1.06%	(E)1.14%	(F)1.14%
Net investment income (loss) to average net assets	0.91%	1.15%	0.74%	(F)0.82%
Portfolio turnover rate	83%	82%	130%	(D)41%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
208

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.95	$11.12	$11.02	$10.00
Investment operations:
Net investment income (loss)(B)	0.14	0.16	0.14	0.09
Net realized and unrealized gain (loss)	0.60	0.64	0.55	1.01
Total investment operations	0.74	0.80	0.69	1.10
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.14)	(0.08)
Net realized gains	(C)(0.00)	(1.81)	(0.45)	–
Total dividends and/or distributions to shareholders	(0.17)	(1.97)	(0.59)	(0.08)
Net asset value, end of period/year	$10.52	$9.95	$11.12	$11.02
Total return	7.62%	10.53%	6.20%	(D)11.09%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$109,142	$191,543	$189,483	$200,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(E)0.52%	(E)0.51%	(E)0.66%	(F)0.72%
Including waiver and/or reimbursement and recapture	(E)0.52%	(E)0.57%	(E)0.64%	(F)0.64%
Net investment income (loss) to average net assets	1.41%	1.63%	1.24%	(F)1.32%
Portfolio turnover rate	83%	82%	130%	(D)41%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
209

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$13.06	$12.44	$11.72	$9.14	$9.08	$8.35
Investment operations:
Net investment income (loss)(D)	(0.07)	(0.01)	(0.01)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	6.42	1.65	1.23	2.58	0.06	0.73
Total investment operations	6.35	1.64	1.22	2.59	0.07	0.74
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.05)	(0.01)	(0.01)	(0.01)
Net realized gains	(2.47)	(1.02)	(0.45)	–	–	–
Total dividends and/or distributions to shareholders	(2.47)	(1.02)	(0.50)	(0.01)	(0.01)	(0.01)
Net asset value, end of period/year	$16.94	$13.06	$12.44	$11.72	$9.14	$9.08
Total return	57.53%	15.29%	10.68%	(E)28.42%	0.84%	8.89%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,984	$34,955	$37,269	$38,038	$82,546	$107,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.95%	0.95%	(F)0.99%	1.01%	0.99%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	(F)0.90%	(G)0.88%	0.90%
Net investment income (loss) to average net assets	(0.52)%	(0.10)%	(0.04)%	(F)0.14%	0.15%	0.07%
Portfolio turnover rate	39%	63%	34%	(E)21%	36%	33%
(A)
Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization.
(B)
Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Annualized.
(G)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
210

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$13.00	$12.41	$11.71	$10.00
Investment operations:
Net investment income (loss)(B)	(0.11)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	6.37	1.66	1.23	1.72
Total investment operations	6.26	1.61	1.19	1.71
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.04)	–
Net realized gains	(2.47)	(1.02)	(0.45)	–
Total dividends and/or distributions to shareholders	(2.47)	(1.02)	(0.49)	–
Net asset value, end of period/year	$16.79	$13.00	$12.41	$11.71
Total return	57.02%	15.06%	10.39%	(C)17.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$161,089	$118,346	$140,192	$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.19%	1.19%	(D)1.22%
Including waiver and/or reimbursement and recapture	1.19%	(E)1.19%	1.15%	(D)1.22%
Net investment income (loss) to average net assets	(0.81)%	(0.38)%	(0.30)%	(D)(0.10)%
Portfolio turnover rate	39%	63%	34%	(C)21%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement rounds to less than 0.01%.
211

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$13.09	$12.45	$11.72	$10.00
Investment operations:
Net investment income (loss)(B)	(0.04)	0.01	0.03	0.03
Net realized and unrealized gain (loss)	6.45	1.66	1.22	1.72
Total investment operations	6.41	1.67	1.25	1.75
Dividends and/or distributions to shareholders:
Net investment income	–	(0.01)	(0.07)	(0.03)
Net realized gains	(2.47)	(1.02)	(0.45)	–
Total dividends and/or distributions to shareholders	(2.47)	(1.03)	(0.52)	(0.03)
Net asset value, end of period/year	$17.03	$13.09	$12.45	$11.72
Total return	57.90%	15.57%	10.94%	(C)17.49%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$769,670	$640,098	$622,541	$666,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.70%	0.70%	(D)0.72%
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.65%	(D)0.65%
Net investment income (loss) to average net assets	(0.31)%	0.10%	0.20%	(D)0.40%
Portfolio turnover rate	39%	63%	34%	(C)21%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
212

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$9.33	$10.75	$10.71	$9.84	$9.18	$9.36
Investment operations:
Net investment income (loss)(D)	0.19	0.20	0.15	0.14	0.16	0.12
Net realized and unrealized gain (loss)	(1.10)	0.29	0.21	0.85	0.67	(0.18)
Total investment operations	(0.91)	0.49	0.36	0.99	0.83	(0.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.14)	(0.12)	(0.17)	(0.12)
Net realized gains	(0.05)	(1.71)	(0.18)	–	–	–
Total dividends and/or distributions to shareholders	(0.25)	(1.91)	(0.32)	(0.12)	(0.17)	(0.12)
Net asset value, end of period/year	$8.17	$9.33	$10.75	$10.71	$9.84	$9.18
Total return	(9.81)%	7.31%	3.32%	(E)9.99%	9.14%	(0.69)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,376	$38,170	$36,445	$53,449	$99,292	$99,418
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(F)0.75%	(F)0.74%	(F)0.77%	(G)0.83%	0.84%	0.83%
Including waiver and/or reimbursement and recapture	(F),(H)0.75%	(F)0.75%	(F)0.74%	(G)0.74%	(I)0.74%	0.75%
Net investment income (loss) to average net assets	2.13%	2.14%	1.39%	(G)1.35%	1.80%	1.21%
Portfolio turnover rate	116%	118%	137%	(E)33%	48%	65%
(A)
Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(B)
Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
(G)
Annualized.
(H)
Waiver and/or reimbursement rounds to less than 0.01%.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
213

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.33	$10.75	$10.71	$10.00
Investment operations:
Net investment income (loss)(B)	0.16	0.18	0.13	0.08
Net realized and unrealized gain (loss)	(1.09)	0.28	0.21	0.69
Total investment operations	(0.93)	0.46	0.34	0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.17)	(0.12)	(0.06)
Net realized gains	(0.05)	(1.71)	(0.18)	–
Total dividends and/or distributions to shareholders	(0.23)	(1.88)	(0.30)	(0.06)
Net asset value, end of period/year	$8.17	$9.33	$10.75	$10.71
Total return	(10.05)%	6.97%	3.08%	(C)7.69%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$56,104	$73,596	$103,701	$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)0.99%	(D)0.99%	(D)1.01%	(E)1.06%
Including waiver and/or reimbursement and recapture	(D)1.00%	(D)1.00%	(D)0.99%	(E)0.99%
Net investment income (loss) to average net assets	1.89%	1.91%	1.14%	(E)1.36%
Portfolio turnover rate	116%	118%	137%	(C)33%
(A)
Commenced operations on May 5, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
214

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.32	$10.75	$10.71	$10.00
Investment operations:
Net investment income (loss)(B)	0.21	0.22	0.18	0.08
Net realized and unrealized gain (loss)	(1.09)	0.28	0.21	0.71
Total investment operations	(0.88)	0.50	0.39	0.79
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.17)	(0.08)
Net realized gains	(0.05)	(1.71)	(0.18)	–
Total dividends and/or distributions to shareholders	(0.28)	(1.93)	(0.35)	(0.08)
Net asset value, end of period/year	$8.16	$9.32	$10.75	$10.71
Total return	(9.67)%	7.58%	3.60%	(C)7.94%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$254,111	$438,107	$458,786	$520,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	(D)0.50%	(D)0.49%	(D)0.52%	(E)0.57%
Including waiver and/or reimbursement and recapture	(D),(F)0.50%	(D)0.50%	(D)0.49%	(E)0.49%
Net investment income (loss) to average net assets	2.36%	2.38%	1.64%	(E)1.69%
Portfolio turnover rate	116%	118%	137%	(C)33%
(A)
Commenced operations on May 5, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
215

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.53	$13.13	$14.30	$12.70	$12.50	$15.44
Investment operations:
Net investment income (loss)(D)	(0.05)	(0.03)	0.02	0.01	(0.01)	(0.05)
Net realized and unrealized gain (loss)	1.87	1.60	(E)(0.95)	1.92	1.48	(0.24)
Total investment operations	1.82	1.57	(0.93)	1.93	1.47	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.01)	(0.01)	–	–	–
Net realized gains	(0.18)	(4.16)	(0.23)	(0.33)	(1.27)	(2.65)
Total dividends and/or distributions to shareholders	(0.18)	(4.17)	(0.24)	(0.33)	(1.27)	(2.65)
Net asset value, end of period/year	$12.17	$10.53	$13.13	$14.30	$12.70	$12.50
Total return	17.50%	23.05%	(6.64)%	(F)15.34%	12.13%	(1.60)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$334	$357	$4,709	$10,232	$16,767	$17,075
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.13%	1.12%	(G)1.20%	1.36%	1.22%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%	(G),(H)0.98%	(I)0.95%	0.95%
Net investment income (loss) to average net assets	(0.43)%	(0.32)%	0.17%	(G)0.13%	(0.09)%	(0.31)%
Portfolio turnover rate	91%	136%	61%	(F)30%	79%	70%
(A)
Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization.
(B)
Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)
Not annualized.
(G)
Annualized.
(H)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
216

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.45	$13.08	$14.26	$13.24
Investment operations:
Net investment income (loss)(B)	(0.09)	(0.07)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.85	1.60	(C)(0.92)	1.03
Total investment operations	1.76	1.53	(0.95)	1.02
Dividends and/or distributions to shareholders:
Net realized gains	(0.18)	(4.16)	(0.23)	–
Net asset value, end of period/year	$12.03	$10.45	$13.08	$14.26
Total return	17.05%	22.79%	(6.89)%	(D)7.70%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$22,527	$20,748	$19,711	$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.37%	1.37%	(E)1.37%
Including waiver and/or reimbursement and recapture	1.32%	1.35%	1.27%	(E)1.35%
Net investment income (loss) to average net assets	(0.81)%	(0.76)%	(0.19)%	(E)(0.16)%
Portfolio turnover rate	91%	136%	61%	(D)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
217

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$10.51	$13.14	$14.32	$13.24
Investment operations:
Net investment income (loss)(B)	(0.03)	(0.03)	0.05	0.04
Net realized and unrealized gain (loss)	1.87	1.61	(C)(0.95)	1.04
Total investment operations	1.84	1.58	(0.90)	1.08
Dividends and/or distributions to shareholders:
Net investment income	–	(0.05)	(0.05)	–
Net realized gains	(0.18)	(4.16)	(0.23)	–
Total dividends and/or distributions to shareholders	(0.18)	(4.21)	(0.28)	–
Net asset value, end of period/year	$12.17	$10.51	$13.14	$14.32
Total return	17.71%	23.41%	(6.49)%	(D)8.16%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$35,975	$38,275	$36,797	$48,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.88%	0.87%	(E)0.87%
Including waiver and/or reimbursement and recapture	0.78%	0.84%	0.75%	(E)0.75%
Net investment income (loss) to average net assets	(0.27)%	(0.27)%	0.32%	(E)0.50%
Portfolio turnover rate	91%	136%	61%	(D)30%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
218

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$11.79	$11.66	$11.94	$11.93
Investment operations:
Net investment income (loss)(B)	0.12	0.12	0.11	0.04
Net realized and unrealized gain (loss)	(1.30)	0.87	0.50	(C)(0.03)
Total investment operations	(1.18)	0.99	0.61	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.13)	(0.06)	–
Net realized gains	(0.34)	(0.73)	(0.83)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.86)	(0.89)	–
Net asset value, end of period/year	$10.19	$11.79	$11.66	$11.94
Total return	(10.55)%	9.83%	5.07%	(D)0.08%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$83,065	$101,137	$362,082	$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	(E)1.01%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.13%	1.06%	0.96%	(E)0.58%
Portfolio turnover rate	82%	77%	85%	76%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
219

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$11.77	$11.63	$11.92	$11.93
Investment operations:
Net investment income (loss)(B)	0.08	0.07	0.07	0.02
Net realized and unrealized gain (loss)	(1.29)	0.88	0.50	(C)(0.03)
Total investment operations	(1.21)	0.95	0.57	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.03)	–
Net realized gains	(0.34)	(0.73)	(0.83)	–
Total dividends and/or distributions to shareholders	(0.41)	(0.81)	(0.86)	–
Net asset value, end of period/year	$10.15	$11.77	$11.63	$11.92
Total return	(10.77)%	9.45%	4.70%	(D)(0.08)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,194	$62,961	$69,546	$88,909
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.25%	1.26%	(E)1.27%
Including waiver and/or reimbursement and recapture	(F)1.25%	(F)1.25%	1.24%	(E)1.25%
Net investment income (loss) to average net assets	0.79%	0.60%	0.63%	(E)0.26%
Portfolio turnover rate	82%	77%	85%	76%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
220

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$11.80	$11.67	$11.96	$11.93
Investment operations:
Net investment income (loss)(B)	0.13	0.12	0.14	0.06
Net realized and unrealized gain (loss)	(1.29)	0.90	0.48	(C)(0.03)
Total investment operations	(1.16)	1.02	0.62	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)	(0.08)	–
Net realized gains	(0.34)	(0.73)	(0.83)	–
Total dividends and/or distributions to shareholders	(0.47)	(0.89)	(0.91)	–
Net asset value, end of period/year	$10.17	$11.80	$11.67	$11.96
Total return	(10.43)%	10.10%	5.19%	(D)0.25%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$114,102	$212,674	$231,307	$275,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	(E)0.76%
Including waiver and/or reimbursement and recapture	0.75%	(F)0.75%	0.70%	(E)0.70%
Net investment income (loss) to average net assets	1.28%	1.09%	1.16%	(E)0.79%
Portfolio turnover rate	82%	77%	85%	76%
(A)
Commenced operations on March 24, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
221

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$6.80	$6.81	$7.18	$6.44
Investment operations:
Net investment income (loss)(B)	(0.05)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.69	0.65	0.34	0.77
Total investment operations	0.64	0.63	0.31	0.74
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	–
Net asset value, end of period/year	$6.98	$6.80	$6.81	$7.18
Total return	9.74%	11.54%	4.60%	(C)11.49%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$93	$252	$6,609	$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.29%	1.26%	(D)1.32%
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	(D)1.15%
Net investment income (loss) to average net assets	(0.77)%	(0.38)%	(0.46)%	(D)(0.77)%
Portfolio turnover rate	69%	72%	55%	80%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
222

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$6.72	$6.79	$7.16	$6.44
Investment operations:
Net investment income (loss)(B)	(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.69	0.63	0.36	0.77
Total investment operations	0.61	0.57	0.31	0.72
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	–
Net asset value, end of period/year	$6.87	$6.72	$6.79	$7.16
Total return	9.38%	10.78%	4.48%	(C)11.18%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$14,838	$15,869	$16,846	$17,479
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.53%	1.50%	(D)1.57%
Including waiver and/or reimbursement and recapture	1.49%	1.49%	1.42%	(D)1.55%
Net investment income (loss) to average net assets	(1.15)%	(0.94)%	(0.73)%	(D)(1.17)%
Portfolio turnover rate	69%	72%	55%	80%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
223

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$6.83	$6.84	$7.19	$6.44
Investment operations:
Net investment income (loss)(B)	(0.04)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.68	0.66	0.34	0.77
Total investment operations	0.64	0.63	0.33	0.75
Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	–
Net asset value, end of period/year	$7.01	$6.83	$6.84	$7.19
Total return	9.69%	11.48%	4.90%	(C)11.65%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,089	$26,997	$29,619	$34,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.04%	1.01%	(D)1.07%
Including waiver and/or reimbursement and recapture	(E)1.00%	0.99%	0.90%	(D)0.90%
Net investment income (loss) to average net assets	(0.67)%	(0.46)%	(0.20)%	(D)(0.47)%
Portfolio turnover rate	69%	72%	55%	80%
(A)
Commenced operations on March 10, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
(E)
Waiver and/or reimbursement and recapture rounds to less than 0.01%.
224

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A),(B),(C)	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$9.95	$10.74	$12.01	$11.25	$9.52	$10.23
Investment operations:
Net investment income (loss)(D)	0.08	(0.01)	0.04	0.01	0.06	0.07
Net realized and unrealized gain (loss)	(1.39)	0.14	(0.84)	0.76	1.75	(0.72)
Total investment operations	(1.31)	0.13	(0.80)	0.77	1.81	(0.65)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.05)	–	(0.01)	(0.08)	(0.06)
Net realized gains	(0.21)	(0.87)	(0.47)	–	–	–
Total dividends and/or distributions to shareholders	(0.41)	(0.92)	(0.47)	(0.01)	(0.08)	(0.06)
Net asset value, end of period/year	$8.23	$9.95	$10.74	$12.01	$11.25	$9.52
Total return	(13.88)%	2.57%	(6.99)%	(E)6.85%	19.24%	(6.33)%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$117	$328	$253	$345	$7,065	$6,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.15%	(F)1.21%	(G)2.06%	1.72%	1.73%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	(F)1.10%	(G),(H)1.17%	(H),(I)1.11%	1.10%
Net investment income (loss) to average net assets	0.93%	(0.07)%	0.36%	(G)0.06%	0.67%	0.73%
Portfolio turnover rate	80%	168%	84%	(E)35%	89%	133%
(A)
Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization.
(B)
Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)
The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)
Calculated based on average number of shares outstanding.
(E)
Not annualized.
(F)
Does not include expenses of the underlying investments in which the Fund invests.
(G)
Annualized.
(H)
Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)
Includes reimbursement of custody fees at the underlying Series Portfolio level.
225

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.93	$10.73	$12.01	$11.15
Investment operations:
Net investment income (loss)(B)	0.05	(0.01)	0.01	(C)0.00
Net realized and unrealized gain (loss)	(1.38)	0.10	(0.82)	0.86
Total investment operations	(1.33)	0.09	(0.81)	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)	–	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.37)	(0.89)	(0.47)	–
Net asset value, end of period/year	$8.23	$9.93	$10.73	$12.01
Total return	(14.05)%	2.13%	(7.25)%	(D)7.71%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,206	$7,982	$9,264	$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%	1.40%	(E)1.45%	(F)1.43%
Including waiver and/or reimbursement and recapture	1.40%	1.39%	(E)1.35%	(F)1.43%
Net investment income (loss) to average net assets	0.59%	(0.08)%	0.10%	(F)0.01%
Portfolio turnover rate	80%	168%	84%	(D)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
226

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$9.96	$10.77	$12.05	$11.15
Investment operations:
Net investment income (loss)(B)	0.08	0.04	0.07	0.05
Net realized and unrealized gain (loss)	(1.38)	0.11	(0.84)	0.85
Total investment operations	(1.30)	0.15	(0.77)	0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.09)	(0.04)	–
Net realized gains	(0.21)	(0.87)	(0.47)	–
Total dividends and/or distributions to shareholders	(0.42)	(0.96)	(0.51)	–
Net asset value, end of period/year	$8.24	$9.96	$10.77	$12.05
Total return	(13.75)%	2.77%	(6.78)%	(C)8.07%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,471	$24,216	$27,065	$35,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.90%	(D)0.96%	(E)0.94%
Including waiver and/or reimbursement and recapture	(F)0.92%	(F)0.90%	(D)0.85%	(E)0.85%
Net investment income (loss) to average net assets	1.04%	0.40%	0.60%	(E)0.82%
Portfolio turnover rate	80%	168%	84%	(C)35%
(A)
Commenced operations on April 21, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Fund invests.
(E)
Annualized.
(F)
Waiver and/or reimbursement rounds to less than 0.01%.
227

Appendix A - Asset Allocation Funds
As described in this prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in underlying bond, stock and money market funds approximately as follows:
	Long-Term Expected Average Allocations
	Bond Funds	Stock Funds	Government Money Market Fund
Transamerica Asset Allocation Short Horizon	89.8%	10%	0.2%
Transamerica Asset Allocation Intermediate Horizon	49.8%	50%	0.2%
Transamerica Asset Allocation Long Horizon	9.8%	90%	0.2%
TAM selects the underlying funds and the relative amounts to be invested in them. The underlying bond funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The underlying stock funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.
Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments under the broad allocations listed above among sub-asset classes according to the following target percentages, under normal market conditions:
Sub-Asset Class	Potential Asset Allocation Range	Underlying Funds Available
Intermediate-term bonds	55 – 90%	Transamerica Intermediate Bond Transamerica Inflation-Protected Securities
Short-term bonds	0 – 25%	Transamerica High Quality Bond
High-yield bonds	0 – 20%	Transamerica High Yield Bond
Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments under the broad allocations listed above among sub-asset classes according to the following target percentages, under normal market conditions:
Sub-Asset Class	Potential Asset Allocation Range	Underlying Funds Available
Large cap stocks	35 – 70%	Transamerica Stock Index Transamerica Large Core Transamerica Large Value Opportunities Transamerica Large Growth
Small and mid-cap stocks	10 – 40%	Transamerica Mid Cap Growth Transamerica Mid Cap Value Opportunities Transamerica Small Cap Value Transamerica Small Cap Growth
International stocks	10 – 40%	Transamerica International Equity
In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the Asset Allocation Funds. Under normal circumstances, each Asset Allocation Fund invests in Transamerica Government Money Market in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to Transamerica Government Money Market in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within an Asset Allocation Fund.
The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying Fund. TAM may change the overall asset allocations between underlying bond and stock funds at any time to reflect TAM’s current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying funds than those listed in this Appendix A, without prior approval or notice to shareholders.
The following is a summary of the principal investment strategies and risks for the underlying funds not described elsewhere in this prospectus. Further information about the underlying funds not described elsewhere in this prospectus can be found in those underlying funds’ prospectuses, available at www.transamerica.com.
228

Transamerica Stock Index
Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies. BlackRock Fund Advisors is the investment adviser of the S&P 500 Index Master Portfolio, the underlying master fund in which the fund invests.
The fund seeks its objective by investing in the stocks comprising the Standard & Poor’s (“S&P”) 500® Index1. The weightings of stocks in the S&P 500® Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500®Index. Under normal circumstances, the fund invests at least 90% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities comprising the S&P 500®Index.
The fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500®Index. The fund’s ability to match the investment performance of the S&P 500® Index may be affected by, among other things, fund expenses, the amount of cash and cash equivalents held by the fund, the manner in which the total return of the S&P 500® Index is calculated, the size of the fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the fund. In the event that the fund cannot achieve a correlation of at least 95%, the fund’s Trustees will consider alternative arrangements.
In the future, the fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.
In seeking to replicate or match the performance of the S&P 500®Index, the fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The fund may also lend its portfolio securities. These techniques may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.
The fund may invest not more than 10% of its total assets, under normal market conditions, in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the fund.
Principal Risks of the Underlying Funds
Principal Risks	Transamerica Stock Index
Market	X
Passive Strategy/Index	X
Index Fund	X
Equity Securities	X
Large Capitalization Companies	X
Management	X
Industry Concentration	X
Derivatives	X
Counterparty	X
Large Shareholder	X
Leveraging	X
Liquidity	X
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Standard & Poor’s does not sponsor the fund, nor is it affiliated in any way with the fund or the fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the fund.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2021, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s most recently calculated net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds Prospectus March 1, 2021

Fund | Ticker	Class R6	Class R1	Class R3
Transamerica ClearTrack® 2015	TDKTX	TCFTX	TCTGX
Transamerica ClearTrack® 2020	TCSUX	TCHTX	TCTJX
Transamerica ClearTrack® 2025	TDOTX	TDITX	TCTKX
Transamerica ClearTrack® 2030	TDHTX	TDFTX	TCTLX
Transamerica ClearTrack® 2035	TCHDX	TCETX	TCTMX
Transamerica ClearTrack® 2040	TCKTX	TCRTX	TCTQX
Transamerica ClearTrack® 2045	TCOTX	TCPTX	TCTTX
Transamerica ClearTrack® 2050	TCMTX	TRNTX	TCTUX
Transamerica ClearTrack® 2055	TCTSX	TCTOX	TCTVX
Transamerica ClearTrack® 2060	TCSSX	TCSOX	TCTYX
Transamerica ClearTrack® Retirement Income	TCJTX	TCITX	TCTZX
Each of the funds listed above is a series of Transamerica Funds.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCA0321

Transamerica ClearTrack® 2015
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.23%	0.38%	0.38%
Acquired fund fees and expenses[1]	0.06%	0.06%	0.06%
Total annual fund operating expenses	0.67%	1.32%	1.07%
Fee waiver and/or expense reimbursement[2]	0.12%	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
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Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
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Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 202	$ 361	$ 823
Class R1	$ 122	$ 406	$ 712	$ 1,580
Class R3	$ 97	$ 328	$ 578	$ 1,295
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 12% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors who expected to retire around 2015. The fund’s asset-mix has been designed on the expectation that investors would begin to withdraw assets from the fund during 2015, but would continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date.
The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and to appropriately position the fund to accommodate changing market environments. However, QS Investors may tactically overweight or underweight
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asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2015	43.8%	49.7%	6.5%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the target date and that the fund is currently “+6” years past its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2025, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
The fund’s Dynamic Rebalancing Period ended on December 31, 2019.
Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income fund (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2025. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that
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affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You
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may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
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Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	10.97%
Worst Quarter:	3/31/2020	-9.38%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	12.54%	7.79%	5.99%
Return after taxes on distributions	11.55%	6.64%	4.98%
Return after taxes on distributions and sale of fund shares	7.95%	5.79%	4.40%
Class R1 (Return before taxes only)	11.78%	7.08%	5.31%	03/02/2015
Class R3 (Return before taxes only)	12.13%	N/A	12.02%	03/01/2019
Dow Jones Target 2015 Index (reflects no deduction for fees, expenses or taxes)	8.30%	5.66%	4.43%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2020
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective until five years after the fund’s target retirement date of 2020 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.22%	0.37%	0.36%
Acquired fund fees and expenses[1]	0.06%	0.06%	0.06%
Total annual fund operating expenses	0.66%	1.31%	1.05%
Fee waiver and/or expense reimbursement[2]	0.11%	0.11%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 200	$ 357	$ 812
Class R1	$ 122	$ 404	$ 708	$ 1,569
Class R3	$ 97	$ 324	$ 570	$ 1,274
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 137% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors who expected to retire around 2020. The fund’s asset-mix has been designed on the expectation that investors would begin to withdraw assets from the fund during 2020, but would continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and to, in the view of QS Investors, appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund is currently in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, QS Investors employs a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2020	49.4%	45.7%	4.9%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “+1” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2030, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund is not managed strictly according to the glide path period strategy discussed above. Instead, QS Investors has implemented the Dynamic Risk Management strategy that attempts to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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QS Investors will revert to managing the fund according to the Target Allocation as soon as reasonably practicable following the end of the Dynamic Rebalancing Period at the close of business on December 31, 2024.
Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income fund (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2030. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
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Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the
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fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	12/31/2020	7.70%
Worst Quarter:	3/31/2020	-12.24%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	-5.28%	4.29%	3.04%
Return after taxes on distributions	-5.45%	3.28%	2.14%
Return after taxes on distributions and sale of fund shares	-3.01%	3.14%	2.18%
Class R1 (Return before taxes only)	-6.04%	3.62%	2.37%	03/02/2015
Class R3 (Return before taxes only)	-5.78%	N/A	2.03%	03/01/2019
Dow Jones Target 2020 Index (reflects no deduction for fees, expenses or taxes)	8.63%	6.57%	5.12%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2025
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective until five years after the fund’s target retirement date of 2025 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.14%	0.29%	0.29%
Acquired fund fees and expenses[1]	0.06%	0.06%	0.06%
Total annual fund operating expenses	0.58%	1.23%	0.98%
Fee waiver and/or expense reimbursement[2]	0.03%	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 183	$ 321	$ 723
Class R1	$ 122	$ 387	$ 673	$ 1,486
Class R3	$ 97	$ 309	$ 539	$ 1,199
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 161% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors who expected to retire around 2025. The fund’s asset-mix has been designed on the expectation that investors would begin to withdraw assets from the fund during 2025, but would continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and to, in the view of QS Investors, appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund is currently in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, QS Investors employs a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2025	55%	42.2%	2.8%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-4” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2035, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund is not managed strictly according to the glide path period strategy discussed above. Instead, QS Investors has implemented the Dynamic Risk Management strategy that attempts to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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QS Investors will revert to managing the fund according to the Target Allocation as soon as reasonably practicable following the end of the Dynamic Rebalancing Period at the close of business on December 31, 2029.
Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2035. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
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Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the
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fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	3/31/2019	8.72%
Worst Quarter:	3/31/2020	-13.16%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	-6.02%	4.97%	3.64%
Return after taxes on distributions	-6.78%	3.96%	2.75%
Return after taxes on distributions and sale of fund shares	-3.30%	3.67%	2.64%
Class R1 (Return before taxes only)	-6.62%	4.30%	2.99%	03/02/2015
Class R3 (Return before taxes only)	-6.34%	N/A	1.88%	03/01/2019
Dow Jones Target 2025 Index (reflects no deduction for fees, expenses or taxes)	9.62%	7.66%	5.94%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
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Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2030
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2030 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.16%	0.31%	0.31%
Acquired fund fees and expenses[1]	0.05%	0.05%	0.05%
Total annual fund operating expenses	0.59%	1.24%	0.99%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 185	$ 325	$ 734
Class R1	$ 122	$ 389	$ 677	$ 1,496
Class R3	$ 97	$ 311	$ 543	$ 1,209
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 15% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2030. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2030, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2030	61.5%	36.5%	2%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-9” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2040, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2040. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to
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which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during
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times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	13.36%
Worst Quarter:	3/31/2020	-13.01%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	13.68%	9.52%	7.57%
Return after taxes on distributions	12.79%	8.49%	6.66%
Return after taxes on distributions and sale of fund shares	8.72%	7.29%	5.76%
Class R1 (Return before taxes only)	12.90%	8.79%	6.87%	03/02/2015
Class R3 (Return before taxes only)	13.13%	N/A	13.16%	03/01/2019
Dow Jones Target 2030 Index (reflects no deduction for fees, expenses or taxes)	10.88%	8.86%	6.84%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2035
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2035 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.16%	0.31%	0.31%
Acquired fund fees and expenses[1]	0.05%	0.05%	0.05%
Total annual fund operating expenses	0.59%	1.24%	0.99%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 185	$ 325	$ 734
Class R1	$ 122	$ 389	$ 677	$ 1,496
Class R3	$ 97	$ 311	$ 543	$ 1,209
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 13% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2035. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2035, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2035	72.2%	27.3%	0.5%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-14” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2045, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond
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ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2045. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in
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all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity
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of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	15.17%
Worst Quarter:	3/31/2020	-15.30%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	14.61%	10.28%	8.16%
Return after taxes on distributions	13.81%	9.28%	7.28%
Return after taxes on distributions and sale of fund shares	9.22%	7.91%	6.25%
Class R1 (Return before taxes only)	14.04%	9.57%	7.48%	03/02/2015
Class R3 (Return before taxes only)	14.28%	N/A	13.98%	03/01/2019
Dow Jones Target 2035 Index (reflects no deduction for fees, expenses or taxes)	12.15%	9.93%	7.58%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2040
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2040 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.17%	0.32%	0.32%
Acquired fund fees and expenses[1]	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.59%	1.24%	0.99%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 185	$ 325	$ 734
Class R1	$ 122	$ 389	$ 677	$ 1,496
Class R3	$ 97	$ 311	$ 543	$ 1,209
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 12% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2040. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2040, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2040	78.2%	21.8%	0%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-19” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2050, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2050. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to
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which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during
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times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	16.24%
Worst Quarter:	3/31/2020	-16.75%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	14.96%	10.87%	8.63%
Return after taxes on distributions	14.04%	9.84%	7.73%
Return after taxes on distributions and sale of fund shares	9.51%	8.40%	6.64%
Class R1 (Return before taxes only)	14.28%	10.15%	7.87%	03/02/2015
Class R3 (Return before taxes only)	14.53%	N/A	14.35%	03/01/2019
Dow Jones Target 2040 Index (reflects no deduction for fees, expenses or taxes)	13.28%	10.84%	8.22%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2045
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2045 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.25%	0.40%	0.40%
Acquired fund fees and expenses[1]	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.67%	1.32%	1.07%
Fee waiver and/or expense reimbursement[2]	0.12%	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 202	$ 361	$ 823
Class R1	$ 122	$ 406	$ 712	$ 1,580
Class R3	$ 97	$ 328	$ 578	$ 1,295
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 9% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2045. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2045, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2045	86.4%	13.6%	0%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-24” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2055, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2055. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to
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which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during
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times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	17.83%
Worst Quarter:	3/31/2020	-18.84%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	15.71%	11.57%	9.18%
Return after taxes on distributions	14.72%	10.54%	8.27%
Return after taxes on distributions and sale of fund shares	10.00%	8.98%	7.09%
Class R1 (Return before taxes only)	14.97%	10.85%	8.47%	03/02/2015
Class R3 (Return before taxes only)	15.25%	N/A	15.12%	03/01/2019
Dow Jones Target 2045 Index (reflects no deduction for fees, expenses or taxes)	14.18%	11.48%	8.68%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2050
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2050 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.29%	0.44%	0.44%
Acquired fund fees and expenses[1]	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.71%	1.36%	1.11%
Fee waiver and/or expense reimbursement[2]	0.16%	0.16%	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 211	$ 379	$ 867
Class R1	$ 122	$ 415	$ 729	$ 1,621
Class R3	$ 97	$ 337	$ 596	$ 1,337
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 6% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2050. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2050, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2050	92%	8%	0%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-29” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 2060, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2060. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
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Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity
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of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	18.87%
Worst Quarter:	3/31/2020	-20.14%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	16.26%	11.79%	9.31%
Return after taxes on distributions	15.64%	10.91%	8.54%
Return after taxes on distributions and sale of fund shares	10.07%	9.17%	7.21%
Class R1 (Return before taxes only)	15.56%	11.07%	8.60%	03/02/2015
Class R3 (Return before taxes only)	15.83%	N/A	15.47%	03/01/2019
Dow Jones Target 2050 Index (reflects no deduction for fees, expenses or taxes)	14.77%	11.83%	8.95%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2055
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2055 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	10.16%	10.31%	10.31%
Acquired fund fees and expenses[1]	0.05%	0.05%	0.05%
Total annual fund operating expenses	10.59%	11.24%	10.99%
Fee waiver and/or expense reimbursement[2]	10.04%	10.04%	10.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 2,147	$ 4,010	$ 7,829
Class R1	$ 122	$ 2,312	$ 4,238	$ 8,093
Class R3	$ 97	$ 2,249	$ 4,151	$ 7,994
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 12% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2055. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2055, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2055	93.6%	6.5%	0%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-34” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s Target Allocation will gradually become more conservative until approximately 2065, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2065. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
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Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity
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of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar year ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	19.18%
Worst Quarter:	3/31/2020	-20.36%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R6			07/07/2017
Return before taxes	16.49%	11.75%
Return after taxes on distributions	15.71%	10.62%
Return after taxes on distributions and sale of fund shares	10.22%	8.83%
Class R1 (Return before taxes only)	15.68%	11.01%	07/07/2017
Class R3 (Return before taxes only)	15.99%	15.69%	03/01/2019
Dow Jones Target 2055 Index (reflects no deduction for fees, expenses or taxes)	15.03%	11.46%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® 2060
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.The fund will seek to reduce volatility as a secondary objective from the five years before until five years after the fund’s target retirement date of 2060 (the “Dynamic Rebalancing Period”).
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	10.53%	10.68%	10.68%
Acquired fund fees and expenses[1]	0.04%	0.04%	0.04%
Total annual fund operating expenses	10.95%	11.60%	11.35%
Fee waiver and/or expense reimbursement[2]	10.40%	10.40%	10.40%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 2,210	$ 4,114	$ 7,969
Class R1	$ 122	$ 2,374	$ 4,338	$ 8,221
Class R3	$ 97	$ 2,311	$ 4,253	$ 8,127
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 10% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund is designed for investors expecting to retire around 2060. The fund’s asset-mix has been designed on the expectation that investors will begin to withdraw assets from the fund during 2060, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the fund seeks to reduce volatility during the Dynamic Rebalancing Period, the fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the fund.
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The fund generally seeks to maintain a target allocation (the “Target Allocation”) to asset classes in accordance with its glide path, as described below. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
During the Dynamic Rebalancing Period, QS Investors will employ a “Dynamic Risk Management” strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack 2060	93.6%	6.5%	0%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, the fund may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path.” The glide path represents the shifting of these asset classes over time. The glide path is detailed in the chart below (note that “0” represents the fund’s target date and that the fund is currently “-39” years before its target date):

During the time that the fund’s Target Allocation tracks the glide path, the fund’s Target Allocation will gradually become more conservative until approximately 2070, or 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. By following these investment strategies both before and after the fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocation reflected in the glide path is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Dynamic Rebalancing Period
The fund is currently not in the Dynamic Rebalancing Period. During the Dynamic Rebalancing Period, the fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that will attempt to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce the fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
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Static Allocation Period
The fund’s Target Allocation will become static 10 years after the target date. At that time, when the fund’s Target Allocation will match the Target Allocation of Transamerica ClearTrack Retirement Income (the “Retirement Fund”), the fund’s Board of Trustees may combine the fund with the Retirement Fund without shareholder approval, and the fund’s shareholders will become shareholders of the Retirement Fund. This combination would occur approximately in the year 2070. This combination is currently expected to be tax-free under current law. Shareholders will be provided with additional information at that time. The Retirement Fund’s Target Allocation is currently 32.55% in equity, 60.95% in fixed income and 6.50% in inflation-hedging ETFs. QS Investors may tactically overweight or underweight asset classes in the fund during the Static Allocation Period and in the Retirement Fund at any time.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. Unlike many other target retirement date funds, the fund may not follow the Target Allocation indicated by the glide path, particularly during the Dynamic Rebalancing Period. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data
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supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
In implementing the Dynamic Risk Management strategy, the fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining the fund's asset class allocation.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may not work as intended.
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Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity
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of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Managed Risk Strategy – The fund employs a managed risk strategy. The strategy attempts to stabilize the volatility of the fund around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the fund’s ability to participate in up markets, may cause the fund to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the fund’s equity exposure, causing the fund to forgo gains from the market rebound. Managing the fund pursuant to the strategy may result in the fund not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The fund’s performance may be lower than funds that are not subject to a managed risk strategy.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
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Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar year ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	19.07%
Worst Quarter:	3/31/2020	-20.36%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class R6			07/07/2017
Return before taxes	16.41%	11.76%
Return after taxes on distributions	15.64%	10.62%
Return after taxes on distributions and sale of fund shares	10.19%	8.83%
Class R1 (Return before taxes only)	15.70%	11.02%	07/07/2017
Class R3 (Return before taxes only)	16.00%	15.74%	03/01/2019
Dow Jones Target 2060 Index (reflects no deduction for fees, expenses or taxes)	15.03%	11.46%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2017
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica ClearTrack® Retirement Income
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Class:	R6	R1	R3
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R6	R1	R3
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	None	0.50%	0.25%
Other expenses	0.15%	0.30%	0.30%
Acquired fund fees and expenses[1]	0.06%	0.06%	0.06%
Total annual fund operating expenses	0.59%	1.24%	0.99%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%	1.20%	0.95%
1
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.55% for Class R6 shares, 1.20% for Class R1 shares and 0.95% for Class R3 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R6	$ 56	$ 185	$ 325	$ 734
Class R1	$ 122	$ 389	$ 677	$ 1,496
Class R3	$ 97	$ 311	$ 543	$ 1,209
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
During the most recent fiscal year, the portfolio turnover rate for the fund was 11% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers.
The fund seeks to achieve its objective by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging markets debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
The fund generally maintains a static target allocation (the “Target Allocation”) to asset classes. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and to, in the view of QS Investors, appropriately position the fund in response to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
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	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
Transamerica ClearTrack Retirement Income	32.55%	60.95%	6.50%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes.
The Target Allocation is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors, to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Ordinarily, the fund’s investment in equity, fixed income or inflation-hedging funds is not expected to vary from the Target Allocation for that asset class by more than plus/minus 10%. Beyond that range, QS Investors will generally rebalance the fund.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. In addition, you may experience losses near, at or after the target date. You should not rely solely on the target date when choosing to invest in the fund or deciding to remain invested in the fund. You should consider the fund’s investment strategies over the whole life of the fund. There is no assurance that the fund will provide sufficient retirement income at and after the target date. The fund, through its investments in underlying funds, is subject to the risks of the underlying funds. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly and/or through its investments in underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no
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assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Allocation – The fund’s investment performance, in large part, depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility,
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and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values,
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difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.95%
Worst Quarter:	3/31/2020	-6.65%
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Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	Since Inception	Inception Date
Class R6				03/02/2015
Return before taxes	11.13%	7.13%	5.61%
Return after taxes on distributions	10.21%	5.93%	4.55%
Return after taxes on distributions and sale of fund shares	7.03%	5.20%	4.04%
Class R1 (Return before taxes only)	10.50%	6.46%	4.94%	03/02/2015
Class R3 (Return before taxes only)	10.80%	N/A	10.89%	03/01/2019
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.69%
Transamerica ClearTrack® Retirement Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	9.96%	7.27%	5.62%
The Transamerica ClearTrack® Retirement Income Blended Benchmark consists of the following: 42% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-U.S., 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity REITs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

After-tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica
Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated for a particular fund in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment. Each fund’s investment objective may be changed by the Board without shareholder approval.
Each fund is a “fund of funds”—it invests primarily in underlying index-based ETFs managed by unaffiliated investment advisers.
Each fund seeks to achieve its investment objectives by investing normally in a combination of underlying ETFs representing a variety of broad asset classes—including equity, fixed income and inflation-hedging—and investment styles and focuses. Underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). Underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). Underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities. Underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets (such as commodities).
Each fund generally seeks to maintain a Target Allocation to asset classes. QS Investors, LLC (“QS Investors”), the funds’ sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and, in the view of QS Investors, to appropriately position the fund to accommodate changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time during the glide path period. This means at any time a fund’s asset mix may be significantly different than the Target Allocation.
All Funds (other than the Retirement Fund)
Each fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year, and is designed for investors expecting to retire around the target date. The year specified in a fund’s name, however, is intended as a general guide, and may not necessarily represent an investor’s retirement year or the year when an investor may plan to withdraw substantially all of his or her assets from a fund. The asset mix in each fund has been designed on the expectation that investors will begin to withdraw assets from the fund during the year specified in the fund’s name, but will continue to maintain a significant portion of their investment in the fund for a period of time—perhaps 10 to 20 years—following that date. While the funds seek to reduce volatility during the Dynamic Rebalancing Period, a fund may not achieve this objective. You should take these factors into consideration when deciding on an investment in the funds.
During the Dynamic Rebalancing Period, QS Investors employs the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as daily and may vary the fund’s allocation substantially from the Target Allocation. As result, the asset mix of these funds may be significantly different than the Target Allocation.
The following chart shows the Target Allocation by retirement year for equity funds, fixed income funds and inflation-hedging funds as of the date of this prospectus. The funds’ shareholder reports set forth their actual allocation to individual underlying funds.
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation- Hedging Funds
40 years before	93.6%	6.5%	0.0%
35 years before	93.6%	6.5%	0.0%
30 years before	92.0%	8.0%	0.0%
25 years before	86.4%	13.6%	0.0%
20 years before	78.2%	21.8%	0.0%
15 years before	72.2%	27.3%	0.5%
10 years before	61.5%	36.5%	2.0%
5 years before	55.0%	42.2%	2.8%
Target Date/Retirement Year	49.4%	45.7%	4.9%
5 years after	43.8%	49.7%	6.5%
10 years after	32.6%	61.0%	6.5%
15 years after	32.6%	61.0%	6.5%
20 years after	32.6%	61.0%	6.5%
25 years after	32.6%	61.0%	6.5%
30 years after	32.6%	61.0%	6.5%
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The Target Allocation does not include a set allocation to short-term defensive instruments. Each fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for defensive or liquidity purposes. During the Dynamic Rebalancing Period, each fund (other than the Retirement Fund) may allocate a significant portion of the fund’s assets to short-term defensive instruments in response to certain levels of negative fund performance.
Glide Path Period
Over time, the Target Allocation to asset classes will normally change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of these asset classes over time and does not apply to the Retirement Fund, which has a static asset allocation. As each fund migrates to a new Target Allocation, QS Investors will seek to move to the new Target Allocation during the first calendar quarter of the year. The glide path for a fund’s Target Allocation is detailed in the chart below (note that “0” represents the target date):

During the time that a fund’s Target Allocation tracks the glide path, the fund’s asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the Target Allocation will become static. This reflects the goal of pursuing the highest total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early-retirement years. By following these investment strategies both before and after a fund reaches its target date, the fund seeks to reduce the likelihood that an investor will experience a significant loss of capital at a more advanced age.
The Target Allocations reflected in the glide path are “neutral” allocations which do not reflect tactical decisions made by QS Investors to overweight or underweight a particular asset class. QS Investors may from time to time make tactical increases or decreases to a fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of a fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine, among other things, relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
QS Investors may, from time to time and in consultation with TAM, adjust a fund’s glide path, changing the Target Allocation of the fund for current and/or future periods, or add or delete underlying funds. Such adjustments may be made to reflect secular shifts and other long-term changes in the investment environment. QS Investors expects any adjustments to the glide path to be made infrequently, and shareholders will be provided with notice of any such adjustments.
Dynamic Rebalancing Period
During the Dynamic Rebalancing Period, a fund will not be managed strictly according to the glide path period strategy discussed above. Instead, QS Investors will implement the Dynamic Risk Management strategy that attempts to limit downside volatility and losses within the fund. Through the strategy, the fund gives up some of the potential for higher total returns that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.
The Dynamic Risk Management strategy is intended to reduce a fund’s market risk exposure and volatility in certain market conditions. In response to certain levels of negative fund performance, QS Investors may employ the strategy and deviate from the standard Target Allocation by increasing the fund’s exposure to 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“de-risking”), based on a formula that takes into account, among other things, the fund’s current and historical NAV, changing market volatility, and the volatility of the fund’s portfolio. In order to implement this strategy, QS Investors anticipates that it will sell shares of equity and fixed income ETFs included within the Target Allocation and purchase 7-10 Year U.S. Treasury Bond ETFs, or in certain circumstances cash and cash equivalents. The maximum daily allocation to 7-10 Year U.S. Treasury Bond ETFs and/or cash
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instruments under such circumstances will be 60% of the fund’s net assets, with the remaining portion of the fund’s net assets allocated in accordance with the standard Target Allocation. In response to certain levels of positive fund performance, changing market volatility, and/or the volatility of the fund’s portfolio, the fund may purchase equity and fixed income ETFs in accordance with the fund’s Target Allocation and sell 7-10 Year U.S. Treasury Bond ETFs or cash instruments (“re-risking”). QS Investors, in its discretion, will determine the levels and timing for de-risking and re-risking under the Dynamic Risk Management strategy.
Transamerica ClearTrack 2020 and Transamerica ClearTrack 2025 currently are each in their Dynamic Rebalancing Period. QS Investors will revert to managing these funds according to the glide path period strategies discussed above at the end of the Dynamic Rebalancing Period on December 31, 2024 for Transamerica ClearTrack 2020 and December 31, 2029 for Transamerica ClearTrack 2025.
Static Allocation Period
Once a fund reaches its most conservative Target Allocation— approximately 10 years after its stated retirement year—its allocation to equity funds will generally remain fixed at approximately 32.55% of the fund’s assets. The remainder will generally be invested in fixed income funds (60.95%) and inflation hedging funds (6.50%). When the Target Allocation of a fund with a target date matches the Retirement Fund’s Target Allocation, which will occur approximately 10 years after the fund’s target date, the Board of Trustees may combine that fund with the Retirement Fund, without shareholder approval. QS Investors may tactically overweight or underweight asset classes in the funds during the Static Allocation Period (and in the Retirement Fund at any time).
Retirement Fund
The Retirement Fund generally maintains a static Target Allocation. However, QS Investors may tactically overweight or underweight asset classes at any time. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The Retirement Fund’s current Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below, which corresponds to the Target Allocation at the point of conversion to the static portfolio shown in the glide path chart:
Asset Class	Target Allocation
Equity	32.55%
Fixed Income	60.95%
Inflation-Hedging	6.50%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs or short-term fixed income ETFs, for liquidity purposes.
QS Investors may, from time to time and in consultation with TAM, adjust the Target Allocation or add or delete underlying funds for the Retirement Fund. Such adjustments may be made to reflect secular shifts or fundamental changes in the investment environment or to change the underlying funds that invest in a particular asset class.
Each fund’s investment strategies may be changed without shareholder approval. Each fund’s investment objectives may be changed by the Board without shareholder approval.
Underlying ETFs
This section lists the underlying ETFs in which some or all of the funds may invest, as well as a summary of the investment objectives and principal investment strategies of the underlying ETFs. QS Investors, in consultation with TAM, may from time to time add or delete underlying ETFs without notice to shareholders and without shareholder approval. Such adjustments may be made to reflect fundamental changes in the investment environment or to change the underlying ETFs that invest in a particular asset class. QS Investors expects that any such adjustments will be made infrequently.
The underlying ETFs are managed by unaffiliated investment advisers. The summary of each underlying ETF’s investment objectives and principal investment strategies is based on the most recent prospectus of the underlying ETF available as of the date of this prospectus.
As indicated below, certain underlying ETFs implement a “Full” replication strategy while other underlying ETFs implement an “Optimized” replication strategy. A “Full” replication strategy means that the underlying ETF holds all of the securities on the applicable index in the same proportions as the index. An “Optimized” replication strategy means that the underlying ETF holds fewer than all of the securities on the applicable index and may hold some securities not on the index. An underlying ETF may implement an “Optimized” replication strategy because of asset levels or because certain securities on the index are less liquid and difficult to buy and sell. For underlying ETFs implementing an “Optimized” replication strategy, there is a greater potential risk of divergence between the underlying ETF’s return and that of the applicable index.
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Underlying ETF	Investment Objectives and Principal Investment Strategies	Replication Strategy
U.S. Equity
Schwab U.S. Large-Cap ETF
The fund seeks to track as closely as possible,
before fees and expenses, the total return of the
Dow Jones U.S. Large-Cap Total Stock Market
Index. To pursue its goal, the fund generally invests
in stocks that are included in the Dow Jones U.S.
Large-Cap Total Stock Market Index. The index
includes the large-cap portion of the Dow Jones
U.S. Total Stock Market Index actually available to
investors in the marketplace.
Full
Schwab U.S. Small-Cap ETF
The fund seeks to track as closely as possible,
before fees and expenses, the total return of the
Dow Jones U.S. Small-Cap Total Stock Market
Index. To pursue its goal, the fund generally invests
in stocks that are included in the Dow Jones U.S.
Small-Cap Total Stock Market Index. The index
includes the small-cap portion of the Dow Jones
U.S. Total Stock Market Index actually available to
investors in the marketplace.
Full
Schwab U.S. REIT ETF
The fund seeks to track as closely as possible,
before fees and expenses, the total return of the
Dow Jones U.S. Select REIT IndexTM. To pursue
its goal, the fund generally invests in securities that
are included in the Dow Jones U.S. Select REIT
Index. The index is a float-adjusted market
capitalization weighted index comprised of real
estate investment trusts.
Full
International Equity
Vanguard FTSE Developed Markets ETF
The fund seeks to track the performance of a
benchmark index that measures the investment
return of stocks issued by companies located in
Canada and the major markets of Europe and the
Pacific region.The fund employs an indexing
investment approach designed to track the
performance of the FTSE Developed All Cap ex
US Index, a market-capitalization-weighted index
that is made up of approximately 3,790 common
stocks of large-, mid-, and small-cap companies
located in Canada and the major markets of Europe
and the Pacific region. The fund attempts to
replicate the target index by investing all, or
substantially all, of its assets in the stocks that
make up the Index, holding each stock in
approximately the same proportion as its weighting
in the Index.
Full
Emerging Market Equity
Vanguard FTSE Emerging Markets ETF
The fund seeks to track the performance of a
benchmark index that measures the investment
return of stocks issued by companies located in
emerging market countries.The fund employs an
indexing investment approach designed to track the
performance of the FTSE Emerging Markets All
Cap China A Inclusion Index, a market
capitalization-weighted index that is made up of
approximately 4,032 common stocks of large-,
mid-, and small-cap companies located in
emerging markets around the world.
Full
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Underlying ETF	Investment Objectives and Principal Investment Strategies	Replication Strategy
Emerging Market Fixed Income
iShares J.P. Morgan USD Emerging Markets Bond ETF
The fund seeks to track the investment results of an
index composed of U.S. dollar-denominated,
emerging market bonds.The fund seeks to track the
investment results of the J.P. Morgan EMBI Global
Core Index, which is a broad, diverse U.S.
dollar-denominated emerging markets debt
benchmark which tracks the total return of actively
traded external debt instruments in emerging
market countries.
Optimized
High Yield Fixed Income
SPDR Bloomberg Barclays High Yield Bond ETF
The fund seeks to provide investment results that,
before fees and expenses, correspond generally to
the price and yield performance of an index that
tracks the Bloomberg Barclays High Yield Very
Liquid Index (“Index”). The Fund employs a
sampling strategy, which means that the Fund is
not required to purchase all of the securities
represented in the Index. Instead, the Fund may
purchase a subset of the securities in the Index in
an effort to hold a portfolio of securities with
generally the same risk and return characteristics
of the Index.
Optimized
Xtrackers USD High Yield Corporate Bond ETF	The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Index.	Optimized
U.S. Core Fixed Income
iShares Core U.S. Aggregate Bond ETF
The fund seeks to track the investment results of an
index composed of the total U.S. investment-grade
bond market.The fund seeks to track the
investment results of the Bloomberg Barclays U.S.
Aggregate Bond Index, which measures the
performance of the total U.S. investment-grade
bond market. The Bloomberg Barclays U.S.
Aggregate Bond Index includes investment-grade
U.S. Treasury bonds, government-related bonds,
corporate bonds, mortgage-backed pass-through
securities, commercial mortgage-backed securities
and asset-backed securities that are publicly
offered for sale in the U.S.
Optimized
Global Fixed Income
Vanguard Total International Bond ETF
The fund seeks to track the performance of a
benchmark index that measures the investment
return of non-U.S. dollar-denominated
investment-grade bonds.The fund employs an
indexing investment approach designed to track the
performance of the Bloomberg Barclays Global
Aggregate ex-USD Float Adjusted RIC Capped
Index (USD Hedged). This Index provides a
broad-based measure of the global,
investment-grade, fixed-rate debt markets. The
Index includes government, government agency,
corporate, and securitized non-U.S.
investment-grade fixed income investments, all
issued in currencies other than the U.S. dollar and
with maturities of more than one year.
Optimized
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Underlying ETF	Investment Objectives and Principal Investment Strategies	Replication Strategy
Inflation-Hedging
iShares TIPS Bond ETF
The fund seeks to track the investment results of an
index composed of inflation-protected U.S.
Treasury bonds.The fund seeks to track the
investment results of the Bloomberg Barclays U.S.
Treasury Inflation Protected Securities (TIPS)
Index (Series-L), which measures the performance
of the inflation-protected public obligations of the
U.S. Treasury, commonly known as “TIPS.” TIPS
are securities issued by the U.S. Treasury that are
designed to provide inflation protection to
investors. TIPS are income-generating instruments
whose interest and principal payments are adjusted
for inflation — a sustained increase in prices that
erodes the purchasing power of money.
Optimized
Long Government
iShares 7-10 Year Treasury Bond ETF*	The iShares 7-10 Year Treasury Bond ETF (IEF) seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between seven and ten years.	Optimized
*iShares 7-10 Year Treasury Bond ETF is used in certain circumstances for de-risking during the Dynamic Rebalancing Period and is not a part of the Target Allocation.
Summary performance information for the underlying ETFs to which an allocation may be made for the funds appears in Appendix A.
 More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Some of the risks of investing in the funds, including the principal risks of the funds, are discussed below. Each fund may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs, and may generate greater amounts of short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Allocation: A fund’s investment performance depends on the fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions regarding whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.
In implementing the Dynamic Risk Management strategy for each fund (other than Transamerica ClearTrack Retirement Income), a fund will be subject to heightened allocation risk, as the sub-adviser will have greater discretion in determining a fund’s asset class allocation.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
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Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds of funds that invest in underlying Transamerica funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica fund. TAM has designed certain funds of funds where only Transamerica funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those underlying funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. TAM and its affiliates will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints or discounts in sub-advisory fees also gives rise to conflicts of interest for TAM.
TAM manages other funds and products that have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. The results of the investment activities of a fund may differ significantly from the results achieved for other funds or products.
TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and earn fees from these relationships with the funds. TAM and its affiliates face conflicts of interest when the funds select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used.
TAM, its affiliates and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. TAM, its affiliates and/or the funds’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the funds. TAM and its affiliates will benefit from increased amounts of assets under management. TAM or its affiliates also receive revenue sharing payments from certain of the funds’ sub-advisers or their affiliates.
TAM and/or its affiliates have existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
The performance of certain funds impacts the financial exposure of affiliates of TAM under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM and/or its affiliates derive certain ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds.
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The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. For example, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which may give rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.
A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Counterparty: A fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses and may be hindered or delayed in an effort to protect the fund’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a fund is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a fund uses leverage or derivatives in connection with the management of the fund.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the fund has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the fund invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A fund may be unable or may choose not to hedge its foreign currency exposure. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Cybersecurity and Operations: A fund, and its service providers and distribution platforms, and your ability to transact with a fund, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of shareholder transactions, impact a fund's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a fund and its shareholders. Issuers of securities in which the fund invests are also subject to cybersecurity
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risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Derivatives: Derivatives involve special risks and costs and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or enforceability of a contract). Use of derivatives can increase losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. The ultimate impact of the regulations and the new rule remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a fund for a variety of purposes, including:
•
As a hedging technique in an attempt to manage risk in the fund's portfolio;
•
As a means of changing investment characteristics of the fund's portfolio;
•
As a means of attempting to enhance returns;
•
As a means of providing additional exposure to types of investments or market factors;
•
As a substitute for buying or selling securities; or
•
As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a fund’s hedging transactions will be effective.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
•
Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments
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in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's
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payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Dynamic Risk Management: In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and fixed income ETFs and will be more concentrated in 7-10 Year U.S. Treasury Bond ETFs or cash instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its 7-10 Year U.S. Treasury Bond ETFs or cash related holdings at inopportune times or for extended periods of time, the fund may experience lower investment returns or experience higher losses. The Dynamic Risk Management strategy may fail to protect against market declines, may limit the fund’s ability to participate in rising markets and may cause the fund to underperform its benchmark or similar funds that do not employ such a strategy in rising markets. The Dynamic Risk Management strategy may not work as intended.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, and the fund may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. It may be difficult for a fund to pursue claims against an emerging market issuer or other parties in the courts of an emerging market country. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. An investment in emerging market securities should be considered speculative.
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Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A fund may lose its entire investment in the equity securities of an issuer.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A fund may lose its entire investment in the fixed-income securities of an issuer.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including through weather events and through regulation or business trends driven by climate change. Local events, such as political upheaval, social unrest, wars and terror attacks, financial troubles, pandemics, epidemics and natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging and frontier markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a fund's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
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Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a fund’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a fund to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
In addition, U.S. investors are restricted from investing in certain Chinese companies, and the companies subject to these restrictions may change from time to time. For example, in November 2020, the President of the United States of America signed an executive order prohibiting U.S. persons, including a fund, from investing in publicly-traded securities of certain companies determined by the U.S. government to be affiliated with China’s military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, and cause a fund to incur losses.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
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High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A fund that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than funds that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the fund. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the fund losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A fund faces a risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A fund may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the fund does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a fund’s investments. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the fund to “LIBOR” risk.
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Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have, potentially resulting in the loss of all assets. A fund also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives, or to meet segregation or coverage requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a fund’s assets.
LIBOR: Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the fund’s performance or NAV.
Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. Illiquid investments can be difficult to value. If a fund is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a fund to sell. This may prevent a fund from limiting losses. Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A fund is required by law to maintain a liquidity risk management program to assess and manage the fund’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
Managed Risk Strategy: Certain funds employ a managed risk strategy. The strategy attempts to stabilize the volatility of the funds around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance. The strategy may limit the funds’s ability to participate in up markets, may increase transaction costs at the funds and/or underlying ETF or underlying funds level and may result in substantial losses if it does not work as intended. For example, if
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the fund has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The strategy may fail to protect against market declines. Managing the funds pursuant to the strategy may result in the funds not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. A fund’s performance may be lower than similar funds that are not subject to a managed risk strategy.
Management: The value of your investment in a fund may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a fund may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a fund’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an investment manager or sub-adviser in connection with managing a fund. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market values of a fund’s securities and other assets will fluctuate, sometimes rapidly or unpredictably, due to changes in general market conditions, overall economic trends or events, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the securities or other assets owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
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Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a fund's investments.
If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a fund to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A fund bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the fund to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a fund. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a fund.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie
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Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
•
declining real estate value
•
risks relating to general and local economic conditions
•
over-building
•
increased competition for assets in local and regional markets
•
increases in property taxes
•
increases in operating expenses or interest rates
•
change in neighborhood value or the appeal of properties to tenants
•
insufficient levels of occupancy
•
inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including zoning, environmental, and tax laws) and social and economic trends.
If the fund’s real estate-related investments are concentrated in one geographic area or one property type, the fund will also be subject to the risks associated with that one area or property type. The value of the fund’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, a fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements
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on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact the fund’s use of derivatives before that date. The SEC has also adopted new Rule 12d1-4 under the 1940 Act, which provides an enhanced regulatory framework applicable to fund of fund arrangements. The ultimate impact of the new rules remains unclear. Legislation or regulation may also change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under U.S. federal tax law, could adversely affect the value of a particular U.S. REIT or the market for U.S. REITs as a whole.
Repurchase Agreements: In a repurchase agreement, a fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Securities Lending: Each fund may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Underlying Exchange-Traded Funds: To the extent a fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
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An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a fund's shares could also be substantially and adversely affected.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. A fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
 Shareholder Information
Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
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TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)
employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.
Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.
The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.
Management Fees Paid for the Fiscal Year Ended October 31, 2020
For the fiscal year ended October 31, 2020, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica ClearTrack 2015	0.26%
Transamerica ClearTrack 2020	0.27%
Transamerica ClearTrack 2025	0.35%
Transamerica ClearTrack 2030	0.34%
Transamerica ClearTrack 2035	0.34%
Transamerica ClearTrack 2040	0.33%
Transamerica ClearTrack 2045	0.25%
Transamerica ClearTrack 2050	0.22%
Transamerica ClearTrack 2055	0.00%
Transamerica ClearTrack 2060	0.00%
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Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica ClearTrack Retirement Income	0.33%
A discussion regarding the Board of Trustees’ approval of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
Sub-Adviser
Pursuant to an Investment Sub-advisory Agreement between TAM and the sub-adviser on behalf of the respective fund, the sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
The sub-adviser receives compensation from TAM.
Fund	Sub-Adviser	Sub-Adviser Address
Transamerica ClearTrack 2015	QS Investors, LLC	880 Third Avenue New York, NY 10022
Transamerica ClearTrack 2020
Transamerica ClearTrack 2025
Transamerica ClearTrack 2030
Transamerica ClearTrack 2035
Transamerica ClearTrack 2040
Transamerica ClearTrack 2045
Transamerica ClearTrack 2050
Transamerica ClearTrack 2055
Transamerica ClearTrack 2060
Transamerica ClearTrack Retirement Income
Further Information About The Sub-Adviser
QS Investors, LLC, a wholly-owned specialist investment manager of Franklin Resources, Inc., has been a registered investment adviser since 2010. As of December 31, 2020, QS Investors, LLC had assets under management of approximately $18.54 billion.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
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Transamerica ClearTrack 2015
Transamerica ClearTrack 2020
Transamerica ClearTrack 2025
Transamerica ClearTrack 2030
Transamerica ClearTrack 2035
Transamerica ClearTrack 2040
Transamerica ClearTrack 2045
Transamerica ClearTrack 2050
Transamerica ClearTrack 2055
Transamerica ClearTrack 2060
Transamerica ClearTrack Retirement Income
Name	Sub-Adviser	Positions Over Past Five Years
Lisa Wang, CFA	QS Investors, LLC	Portfolio Manager of the funds since 2019; Head of Multi-Asset Portfolio Management at QS Investors, LLC since 2020, Portfolio Manager at QS Investors, LLC since 2014
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the funds since 2015; Head of Portfolio Management at QS Investors, LLC since 2020, Head of Multi-Asset Portfolio Management at QS Investors, LLC from 2010 - 2020
Trustees’ Approval of Sub-Advisory Agreements
A discussion regarding the Board of Trustees’ approval of each fund’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
In addition to transfer agency fees, Class R1 and Class R3 shares may also pay sub-transfer agency fees of up to 0.15% to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. Class R6 shares do not pay sub-transfer agency fees directly, but the transfer agent may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
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How To Contact the Funds
Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, may contact 1-800-755-5801 for additional information. If you hold your account through an unaffiliated plan administrator, recordkeeper or financial intermediary, please contact them directly for account specific questions.
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Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.
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Internet: www.transamerica.com
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Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Class R1, R3 and R6 shares are offered in this prospectus. Other Transamerica Funds offer additional or different share classes.
 Availability of Shares
Class R1 and R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
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Class R1 and R6 shares are available only to eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
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The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1 and R6 shares in certain investment products or programs.
Class R3 shares of the funds are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
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401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and individual retirement accounts (“IRAs”).
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The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R3 shares in certain investment products or programs.
The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R1, R3 and R6 shares of the funds.
 Opening an Account and Purchasing Shares
Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the
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process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Eligible retirement plans generally may open an account and purchase Class R1 and R6 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 and R6 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible retirement plans investing in Class R1, Class R3 and R6 shares.
Class R3 shares are offered in a specific IRA that plan participants may choose to invest in should they have a need for a rollover IRA. The primary method of distribution for Class R3 shares is an “education-only” team that focuses on participants with retirement asset balances of less than $50,000.
Please refer to the retirement plan documents for information on how to purchase Class R1, R3 and R6 shares of the funds and any fees that may apply.
Transamerica Funds must receive your payment within two business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. Each fund reserves the right to discontinue offering Class R1, R3 and R6 shares at any time, to liquidate Class R1, R3 and R6 shares or merge Class R1, R3 and R6 shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Selling Shares
Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you own Class R1, R3 or R6 shares, please refer to the retirement plan documents for information on how to redeem Class R1, R3 and R6 shares of the funds.
Shares are redeemed at NAV.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Please see additional information relating to original signature guarantee later in this prospectus.
Exchanging Shares
For Class R1, R3 and R6 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.
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Features and Policies
Customer Service
Please contact your retirement plan's administrator, recordkeeper or financial service firm acting as intermediary for account specific information.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
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accounts opened within the preceding 12 months
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accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
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accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
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accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
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accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
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UTMA/UGMA accounts (held at Transamerica Funds)
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UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
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Coverdell ESA accounts (held at Transamerica Funds)
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Omnibus and Network Level 3 accounts
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.
An original signature or notary guarantee is typically required if any of the following is applicable:
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You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
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You would like a check made payable to anyone other than the shareholder(s) of record.
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You would like a check mailed to an address which has been changed within 10 days of the redemption request.
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You would like a check mailed to an address other than the address of record.
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You would like your redemption proceeds wired to a bank account other than a bank account of record.
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Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
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You are adding or removing a shareholder from an account.
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You are changing ownership of an account.
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When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
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Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
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It does not appear valid or in good form.
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The transaction amount exceeds the surety bond limit of the signature guarantee.
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The guarantee stamp has been reported as stolen, missing or counterfeit.
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Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or through the secure link on our website.
Right to Terminate or Suspend Account Privileges
A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
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To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
 Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
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In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
 Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
The funds may pay TCI, or its agent, fees for its services. In the case of Class R1, R3 and R6 shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for Class R1 and Class R3 shares.
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
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Class R1 Shares – Up to 0.50%
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Class R3 Shares – Up to 0.25%
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Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; AXA Advisors LLC; BBVA Securities, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.; CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Network, LLC; Equity Services, Inc.; Financial Data Services, Inc.; FSC Securities Corporation; Geneos Wealth Management; GWFS Equities Inc.; GW Sherwold Associates, Inc.; Hantz Financial Services, Inc.; HD Investment Services; Huntington Investment Company; Investacorp, Inc.; Infinex Investments, Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Stifel Nicolaus & Company Inc.; Suntrust Investment Services, Inc.; TD Ameritrade; Triad Advisors, Inc.; Trinity Wealth; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Waddell Reed; Wells Fargo Advisors, LLC; Wentworth
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Financial Partners; and Woodbury Financial Services. For the calendar year ended December 31, 2020, TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Alliance Bernstein; Allianz Global Investors; American Century Investments; Amundi Pioneer Asset Management; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock Investment Management, LLC; BNY Mellon; Capital Group; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Goldman Sachs Asset Management; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Milliman Financial Risk Management LLC; MFS Investment Management; Morgan Stanley Investment Management Inc.; Neuberger Berman; New York Life/MainStay Investments; PGIM Investments; Pacific Investment Management Company; PineBridge Investments; Principal Global Investors; Putnam Investments; QMA; Rockefeller Capital Management; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley LLC; The Vanguard Group; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.
As of December 31, 2020, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
109

Distributions and Taxes
Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any dividends and other distributions annually.
Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
•
Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•
Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•
Other distributions generally will be taxed at ordinary income tax rates.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
The funds may recognize income on distributions from underlying funds in which they invest and may also recognize gains and losses if they redeem or sell shares in underlying funds. Distributions of net capital gains or qualified dividend income of either the funds or underlying funds will generally be taxed at long-term capital gain rates of up to 20% when distributed to noncorporate shareholders of the funds. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of the funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.
110

Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
111

Financial Highlights
The Financial Highlights tables are intended to help you understand a fund’s performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2020 Annual Report, which is available to you upon request.
For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.77	$10.34	$10.77	$9.93	$9.80
Investment operations:
Net investment income (loss)(A)	0.19	0.23	0.22	0.20	(B)0.18
Net realized and unrealized gain (loss)	0.50	0.82	(0.33)	0.83	0.02
Total investment operations	0.69	1.05	(0.11)	1.03	0.20
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.25)	(0.22)	(0.17)	(0.07)
Net realized gains	(0.18)	(0.37)	(0.10)	(0.02)	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.42)	(0.62)	(0.32)	(0.19)	(0.07)
Net asset value, end of year	$11.04	$10.77	$10.34	$10.77	$9.93
Total return	6.55%	11.00%	(1.16)%	10.50%	2.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$599	$380	$421	$415	$317
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.54%	0.52%	0.57%
Including waiver and/or reimbursement and recapture (E)	0.49%	0.47%	0.47%	0.46%	(B)0.43%
Net investment income (loss) to average net assets	1.75%	2.21%	2.06%	1.91%	(B)1.87%
Portfolio turnover rate	12%	42%	23%	9%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
112

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.67	$10.24	$10.66	$9.85	$9.76
Investment operations:
Net investment income (loss)(A)	0.13	0.16	0.15	0.13	(B)0.11
Net realized and unrealized gain (loss)	0.48	0.81	(0.33)	0.82	0.03
Total investment operations	0.61	0.97	(0.18)	0.95	0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.14)	(0.12)	(0.05)
Net realized gains	(0.18)	(0.37)	(0.10)	(0.02)	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.34)	(0.54)	(0.24)	(0.14)	(0.05)
Net asset value, end of year	$10.94	$10.67	$10.24	$10.66	$9.85
Total return	5.89%	10.23%	(1.76)%	9.72%	1.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$33,907	$37,914	$41,573	$52,926	$44,735
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.26%	1.26%	1.19%	1.17%	1.22%
Including waiver and/or reimbursement and recapture(E)	1.14%	1.12%	1.12%	1.11%	(B)1.08%
Net investment income (loss) to average net assets	1.20%	1.53%	1.42%	1.28%	(B)1.18%
Portfolio turnover rate	12%	42%	23%	9%	43%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
113

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2015
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$10.68	$9.99
Investment operations:
Net investment income (loss)(B)	0.15	0.11
Net realized and unrealized gain (loss)	0.48	0.58
Total investment operations	0.63	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	–
Net realized gains	(0.18)	–
Total dividends and/or distributions to shareholders	(0.38)	–
Net asset value, end of period/year	$10.93	$10.68
Total return	6.08%	(C)6.91%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.01%	(E)1.01%
Including waiver and/or reimbursement and recapture (F)	0.89%	(E)0.87%
Net investment income (loss) to average net assets	1.43%	(E)1.54%
Portfolio turnover rate	12%	42%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
114

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.76	$10.49	$10.85	$9.89	$9.79
Investment operations:
Net investment income (loss)(A)	0.09	0.22	0.22	0.19	(B)0.18
Net realized and unrealized gain (loss)	(1.16)	0.80	(0.32)	0.94	(C)(0.01)
Total investment operations	(1.07)	1.02	(0.10)	1.13	0.17
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.20)	(0.16)	(0.07)
Net realized gains	(0.31)	(0.51)	(0.06)	(0.01)	(D)(0.00)
Total dividends and/or distributions to shareholders	(0.55)	(0.75)	(0.26)	(0.17)	(0.07)
Net asset value, end of year	$9.14	$10.76	$10.49	$10.85	$9.89
Total return	(10.60)%	10.77%	(1.00)%	11.62%	1.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$495	$447	$669	$673	$517
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	0.60%	0.55%	0.50%	0.49%	0.55%
Including waiver and/or reimbursement and recapture(F)	0.49%	0.47%	0.47%	0.46%	(B)0.43%
Net investment income (loss) to average net assets	0.95%	2.17%	2.01%	1.85%	(B)1.90%
Portfolio turnover rate	137%	50%	25%	5%	42%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
115

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.65	$10.38	$10.73	$9.81	$9.75
Investment operations:
Net investment income (loss)(A)	0.04	0.15	0.15	0.12	(B)0.12
Net realized and unrealized gain (loss)	(1.16)	0.79	(0.31)	0.92	(C)(0.01)
Total investment operations	(1.12)	0.94	(0.16)	1.04	0.11
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.13)	(0.11)	(0.05)
Net realized gains	(0.31)	(0.51)	(0.06)	(0.01)	(D)(0.00)
Total dividends and/or distributions to shareholders	(0.48)	(0.67)	(0.19)	(0.12)	(0.05)
Net asset value, end of year	$9.05	$10.65	$10.38	$10.73	$9.81
Total return	(11.16)%	9.99%	(1.55)%	10.79%	1.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$37,467	$51,652	$59,914	$76,819	$56,817
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.25%	1.20%	1.15%	1.14%	1.20%
Including waiver and/or reimbursement and recapture(F)	1.14%	1.12%	1.12%	1.11%	(B)1.08%
Net investment income (loss) to average net assets	0.44%	1.46%	1.38%	1.21%	(B)1.19%
Portfolio turnover rate	137%	50%	25%	5%	42%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Rounds to less than $0.01 or $(0.01).
(E)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
116

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2020
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$10.65	$9.97
Investment operations:
Net investment income (loss)(B)	0.06	0.10
Net realized and unrealized gain (loss)	(1.15)	0.58
Total investment operations	(1.09)	0.68
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	–
Net realized gains	(0.31)	–
Total dividends and/or distributions to shareholders	(0.52)	–
Net asset value, end of period/ year	$9.04	$10.65
Total return	(10.91)%	(C)6.82%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.99%	(E)0.95%
Including waiver and/or reimbursement and recapture(F)	0.89%	(E)0.87%
Net investment income (loss) to average net assets	0.64%	(E)1.52%
Portfolio turnover rate	137%	50%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
117

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.23	$10.83	$11.19	$10.07	$9.81
Investment operations:
Net investment income (loss)(A)	0.08	0.22	0.22	0.18	(B)0.19
Net realized and unrealized gain (loss)	(1.29)	0.94	(0.32)	1.09	0.14
Total investment operations	(1.21)	1.16	(0.10)	1.27	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.15)	(0.07)
Net realized gains	(0.14)	(0.52)	(0.06)	(C)(0.00)	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.37)	(0.76)	(0.26)	(0.15)	(0.07)
Net asset value, end of year	$9.65	$11.23	$10.83	$11.19	$10.07
Total return	(11.26)%	11.89%	(1.00)%	12.83%	3.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,588	$1,292	$1,370	$1,378	$570
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.49%	0.48%	0.54%
Including waiver and/or reimbursement and recapture(E)	0.49%	0.49%	0.48%	0.47%	(B)0.44%
Net investment income (loss) to average net assets	0.81%	2.10%	1.93%	1.69%	(B)1.93%
Portfolio turnover rate	161%	20%	25%	6%	3%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
118

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.11	$10.70	$11.06	$9.98	$9.77
Investment operations:
Net investment income (loss)(A)	0.04	0.15	0.14	0.12	(B)0.12
Net realized and unrealized gain (loss)	(1.30)	0.94	(0.32)	1.07	0.14
Total investment operations	(1.26)	1.09	(0.18)	1.19	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.12)	(0.11)	(0.05)
Net realized gains	(0.14)	(0.52)	(0.06)	(C)(0.00)	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.30)	(0.68)	(0.18)	(0.11)	(0.05)
Net asset value, end of year	$9.55	$11.11	$10.70	$11.06	$9.98
Total return	(11.77)%	11.23%	(1.65)%	12.06%	2.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,999	$74,011	$73,294	$90,501	$63,893
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.17%	1.17%	1.14%	1.13%	1.19%
Including waiver and/or reimbursement and recapture(E)	1.14%	1.14%	1.13%	1.12%	(B)1.09%
Net investment income (loss) to average net assets	0.39%	1.43%	1.30%	1.15%	(B)1.22%
Portfolio turnover rate	161%	20%	25%	6%	3%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
119

For a share outstanding during period and year indicated:	Transamerica ClearTrack® 2025
	Class R3
	October 31, 2020	October 31,2019(A)
Net asset value, beginning of period/year	$11.11	$10.40
Investment operations:
Net investment income (loss)(B)	0.06	0.11
Net realized and unrealized gain (loss)	(1.29)	0.60
Total investment operations	(1.23)	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	–
Net realized gains	(0.14)	–
Total dividends and/or distributions to shareholders	(0.34)	–
Net asset value, end of period/year	$9.54	$11.11
Total return	(11.58)%	(C)6.83%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$9	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.92%	(E)0.91%
Including waiver and/or reimbursement and recapture(F)	0.89%	(E)0.89%
Net investment income (loss) to average net assets	0.60%	(E)1.52%
Portfolio turnover rate	161%	20%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
120

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.49	$11.04	$11.40	$10.13	$9.86
Investment operations:
Net investment income (loss)(A)	0.19	0.22	0.22	0.19	(B)0.19
Net realized and unrealized gain (loss)	0.50	0.99	(0.29)	1.23	0.14
Total investment operations	0.69	1.21	(0.07)	1.42	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.15)	(0.06)
Net realized gains	(0.17)	(0.52)	(0.09)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.40)	(0.76)	(0.29)	(0.15)	(0.06)
Net asset value, end of year	$11.78	$11.49	$11.04	$11.40	$10.13
Total return	6.09%	12.13%	(0.69)%	14.20%	3.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$754	$380	$383	$353	$307
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.55%	0.51%	0.50%	0.57%
Including waiver and/or reimbursement and recapture(E)	0.50%	0.50%	0.48%	0.47%	(B)0.44%
Net investment income (loss) to average net assets	1.62%	2.02%	1.92%	1.81%	(B)1.90%
Portfolio turnover rate	15%	16%	26%	9%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
121

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.36	$10.91	$11.27	$10.04	$9.82
Investment operations:
Net investment income (loss)(A)	0.13	0.15	0.15	0.12	(B)0.11
Net realized and unrealized gain (loss)	0.49	0.98	(0.29)	1.22	0.16
Total investment operations	0.62	1.13	(0.14)	1.34	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.13)	(0.11)	(0.05)
Net realized gains	(0.17)	(0.52)	(0.09)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.33)	(0.68)	(0.22)	(0.11)	(0.05)
Net asset value, end of year	$11.65	$11.36	$10.91	$11.27	$10.04
Total return	5.48%	11.38%	(1.34)%	13.43%	2.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$54,145	$57,414	$57,571	$70,037	$53,935
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.19%	1.20%	1.16%	1.15%	1.21%
Including waiver and/or reimbursement and recapture(E)	1.15%	1.15%	1.13%	1.12%	(B)1.09%
Net investment income (loss) to average net assets	1.12%	1.38%	1.28%	1.16%	(B)1.14%
Portfolio turnover rate	15%	16%	26%	9%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
122

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2030
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.36	$10.63
Investment operations:
Net investment income (loss)(B)	0.15	0.11
Net realized and unrealized gain (loss)	0.50	0.62
Total investment operations	0.65	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	–
Net realized gains	(0.17)	–
Total dividends and/or distributions to shareholders	(0.37)	–
Net asset value, end of period/year	$11.64	$11.36
Total return	5.74%	(C)6.87%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.94%	(E)0.94%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.36%	(E)1.50%
Portfolio turnover rate	15%	16%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
123

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.63	$11.23	$11.59	$10.10	$9.85
Investment operations:
Net investment income (loss)(A)	0.19	0.22	0.22	0.20	(B)0.20
Net realized and unrealized gain (loss)	0.52	1.01	(0.30)	1.46	0.12
Total investment operations	0.71	1.23	(0.08)	1.66	0.32
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.21)	(0.17)	(0.07)
Net realized gains	(0.09)	(0.58)	(0.07)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.32)	(0.83)	(0.28)	(0.17)	(0.07)
Net asset value, end of year	$12.02	$11.63	$11.23	$11.59	$10.10
Total return	6.10%	12.22%	(0.81)%	16.61%	3.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$869	$516	$459	$525	$370
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.55%	0.51%	0.50%	0.57%
Including waiver and/or reimbursement and recapture(E)	0.50%	0.50%	0.48%	0.47%	(B)0.44%
Net investment income (loss) to average net assets	1.67%	1.97%	1.87%	1.88%	(B)2.01%
Portfolio turnover rate	13%	12%	24%	8%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
124

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.51	$11.09	$11.47	$10.01	$9.81
Investment operations:
Net investment income (loss)(A)	0.13	0.14	0.15	0.14	(B)0.13
Net realized and unrealized gain (loss)	0.48	1.03	(0.33)	1.44	0.13
Total investment operations	0.61	1.17	(0.18)	1.58	0.26
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.13)	(0.12)	(0.06)
Net realized gains	(0.09)	(0.58)	(0.07)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.24)	(0.75)	(0.20)	(0.12)	(0.06)
Net asset value, end of year	$11.88	$11.51	$11.09	$11.47	$10.01
Total return	5.31%	11.65%	(1.62)%	15.97%	2.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,525	$57,683	$57,851	$70,958	$50,718
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.19%	1.20%	1.16%	1.15%	1.22%
Including waiver and/or reimbursement and recapture(E)	1.15%	1.15%	1.13%	1.12%	(B)1.09%
Net investment income (loss) to average net assets	1.09%	1.32%	1.27%	1.28%	(B)1.34%
Portfolio turnover rate	13%	12%	24%	8%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
125

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2035
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.50	$10.77
Investment operations:
Net investment income (loss)(B)	0.15	0.11
Net realized and unrealized gain (loss)	0.49	0.62
Total investment operations	0.64	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	–
Net realized gains	(0.09)	–
Total dividends and/or distributions to shareholders	(0.28)	–
Net asset value, end of period/year	$11.86	$11.50
Total return	5.57%	(C)6.78%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.94%	(E)0.94%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.33%	(E)1.47%
Portfolio turnover rate	13%	12%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
126

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.84	$11.43	$11.76	$10.05	$9.86
Investment operations:
Net investment income (loss)(A)	0.20	0.22	0.22	0.21	(B)0.20
Net realized and unrealized gain (loss)	0.50	1.03	(0.29)	1.67	0.07
Total investment operations	0.70	1.25	(0.07)	1.88	0.27
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.21)	(0.17)	(0.08)
Net realized gains	(0.12)	(0.60)	(0.05)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.35)	(0.84)	(0.26)	(0.17)	(0.08)
Net asset value, end of year	$12.19	$11.84	$11.43	$11.76	$10.05
Total return	5.93%	12.36%	(0.62)%	18.95%	2.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,065	$780	$815	$738	$428
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.57%	0.52%	0.52%	0.61%
Including waiver and/or reimbursement and recapture(E)	0.50%	0.50%	0.48%	0.47%	(B)0.44%
Net investment income (loss) to average net assets	1.69%	1.94%	1.84%	1.88%	(B)2.05%
Portfolio turnover rate	12%	15%	20%	6%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
127

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.66	$11.26	$11.58	$9.93	$9.79
Investment operations:
Net investment income (loss)(A)	0.13	0.14	0.14	0.14	(B)0.14
Net realized and unrealized gain (loss)	0.48	1.02	(0.27)	1.63	0.06
Total investment operations	0.61	1.16	(0.13)	1.77	0.20
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.14)	(0.12)	(0.06)
Net realized gains	(0.12)	(0.60)	(0.05)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.27)	(0.76)	(0.19)	(0.12)	(0.06)
Net asset value, end of year	$12.00	$11.66	$11.26	$11.58	$9.93
Total return	5.27%	11.54%	(1.17)%	18.05%	2.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,510	$51,798	$51,048	$60,367	$39,903
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.20%	1.22%	1.17%	1.17%	1.26%
Including waiver and/or reimbursement and recapture(E)	1.15%	1.15%	1.13%	1.12%	(B)1.09%
Net investment income (loss) to average net assets	1.10%	1.29%	1.20%	1.33%	(B)1.40%
Portfolio turnover rate	12%	15%	20%	6%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
128

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2040
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.65	$10.92
Investment operations:
Net investment income (loss)(B)	0.16	0.11
Net realized and unrealized gain (loss)	0.48	0.62
Total investment operations	0.64	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	–
Net realized gains	(0.12)	–
Total dividends and/or distributions to shareholders	(0.31)	–
Net asset value, end of period/year	$11.98	$11.65
Total return	5.52%	(C)6.68%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.95%	(E)0.96%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.34%	(E)1.47%
Portfolio turnover rate	12%	15%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
129

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.08	$11.59	$11.90	$10.03	$9.82
Investment operations:
Net investment income (loss)(A)	0.21	0.22	0.21	0.21	(B)0.18
Net realized and unrealized gain (loss)	0.49	1.09	(0.25)	1.82	0.11
Total investment operations	0.70	1.31	(0.04)	2.03	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.16)	(0.08)
Net realized gains	(0.14)	(0.58)	(0.07)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.37)	(0.82)	(0.27)	(0.16)	(0.08)
Net asset value, end of year	$12.41	$12.08	$11.59	$11.90	$10.03
Total return	5.76%	12.70%	(0.35)%	20.53%	2.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$537	$417	$505	$585	$426
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.63%	0.64%	0.57%	0.57%	0.67%
Including waiver and/or reimbursement and recapture(E)	0.50%	0.50%	0.49%	0.48%	(B)0.45%
Net investment income (loss) to average net assets	1.71%	1.90%	1.70%	1.87%	(B)1.88%
Portfolio turnover rate	9%	15%	15%	6%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
130

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.94	$11.45	$11.76	$9.94	$9.78
Investment operations:
Net investment income (loss)(A)	0.13	0.14	0.13	0.14	(B)0.12
Net realized and unrealized gain (loss)	0.49	1.09	(0.24)	1.80	0.10
Total investment operations	0.62	1.23	(0.11)	1.94	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.13)	(0.12)	(0.06)
Net realized gains	(0.14)	(0.58)	(0.07)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.29)	(0.74)	(0.20)	(0.12)	(0.06)
Net asset value, end of year	$12.27	$11.94	$11.45	$11.76	$9.94
Total return	5.15%	11.97%	(0.97)%	19.67%	2.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$31,883	$34,278	$34,139	$38,516	$27,305
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.28%	1.29%	1.22%	1.22%	1.32%
Including waiver and/or reimbursement and recapture(E)	1.15%	1.15%	1.14%	1.13%	(B)1.10%
Net investment income (loss) to average net assets	1.09%	1.26%	1.12%	1.25%	(B)1.24%
Portfolio turnover rate	9%	15%	15%	6%	2%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
131

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2045
	Class R3
	October 31, 2020	October 31,2019(A)
Net asset value, beginning of period/year	$11.93	$11.18
Investment operations:
Net investment income (loss)(B)	0.16	0.11
Net realized and unrealized gain (loss)	0.48	0.64
Total investment operations	0.64	0.75
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	–
Net realized gains	(0.14)	–
Total dividends and/or distributions to shareholders	(0.33)	–
Net asset value, end of period/year	$12.24	$11.93
Total return	5.34%	(C)6.71%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.03%	1.03%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.33%	(E)1.48%
Portfolio turnover rate	9%	15%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
132

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.24	$11.66	$11.92	$10.02	$9.81
Investment operations:
Net investment income (loss)(A)	0.21	0.23	0.21	0.20	(B)0.18
Net realized and unrealized gain (loss)	0.48	1.10	(0.24)	1.85	0.11
Total investment operations	0.69	1.33	(0.03)	2.05	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.19)	(0.15)	(0.08)
Net realized gains	(0.09)	(0.50)	(0.04)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.32)	(0.75)	(0.23)	(0.15)	(0.08)
Net asset value, end of year	$12.61	$12.24	$11.66	$11.92	$10.02
Total return	5.63%	12.62%	(0.34)%	20.72%	2.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$674	$424	$699	$627	$476
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.67%	0.71%	0.62%	0.63%	0.83%
Including waiver and/or reimbursement and recapture(E)	0.51%	0.50%	0.49%	0.48%	(B)0.45%
Net investment income (loss) to average net assets	1.69%	1.98%	1.75%	1.82%	(B)1.87%
Portfolio turnover rate	6%	13%	13%	3%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
133

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.10	$11.52	$11.79	$9.93	$9.77
Investment operations:
Net investment income (loss)(A)	0.13	0.15	0.13	0.13	(B)0.11
Net realized and unrealized gain (loss)	0.46	1.09	(0.24)	1.84	0.11
Total investment operations	0.59	1.24	(0.11)	1.97	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.12)	(0.11)	(0.06)
Net realized gains	(0.09)	(0.50)	(0.04)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.24)	(0.66)	(0.16)	(0.11)	(0.06)
Net asset value, end of year	$12.45	$12.10	$11.52	$11.79	$9.93
Total return	4.87%	11.87%	(1.04)%	20.00%	2.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$26,659	$26,865	$26,279	$29,329	$19,435
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.32%	1.36%	1.26%	1.28%	1.47%
Including waiver and/or reimbursement and recapture(E)	1.16%	1.15%	1.14%	1.13%	(B)1.10%
Net investment income (loss) to average net assets	1.09%	1.29%	1.09%	1.17%	(B)1.16%
Portfolio turnover rate	6%	13%	13%	3%	(F)0%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)
Rounds to less than 1%.
134

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2050
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$12.08	$11.33
Investment operations:
Net investment income (loss)(B)	0.16	0.12
Net realized and unrealized gain (loss)	0.46	0.63
Total investment operations	0.62	0.75
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	–
Net realized gains	(0.09)	–
Total dividends and/or distributions to shareholders	(0.28)	–
Net asset value, end of period/year	$12.42	$12.08
Total return	5.14%	(C)6.62%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.07%	(E)1.10%
Including waiver and/or reimbursement and recapture(F)	0.91%	(E)0.90%
Net investment income (loss) to average net assets	1.34%	(E)1.50%
Portfolio turnover rate	6%	13%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
135

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31,2017(A)
Net asset value, beginning of period/year	$11.29	$10.50	$10.64	$10.00
Investment operations:
Net investment income (loss)(B)	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	0.44	1.06	(0.22)	0.60
Total investment operations	0.64	1.26	(0.03)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.10)	–
Net realized gains	(0.14)	(0.26)	(0.01)	–
Total dividends and/or distributions to shareholders	(0.35)	(0.47)	(0.11)	–
Net asset value, end of period/year	$11.58	$11.29	$10.50	$10.64
Total return	5.60%	12.89%	(0.37)%	(C)6.40%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$382	$323	$270	$266
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	10.54%	13.78%	11.07%	(E)39.37%
Including waiver and/or reimbursement and recapture(F)	0.50%	0.50%	0.48%	(E)0.41%
Net investment income (loss) to average net assets	1.78%	1.89%	1.75%	(E)1.19%
Portfolio turnover rate	12%	25%	35%	(C)2%
(A)
Commenced operations on July 7, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
136

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31,2017(A)
Net asset value, beginning of period/year	$11.24	$10.44	$10.61	$10.00
Investment operations:
Net investment income (loss)(B)	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	0.43	1.07	(0.21)	0.59
Total investment operations	0.56	1.20	(0.09)	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.07)	–
Net realized gains	(0.14)	(0.26)	(0.01)	–
Total dividends and/or distributions to shareholders	(0.28)	(0.40)	(0.08)	–
Net asset value, end of period/year	$11.52	$11.24	$10.44	$10.61
Total return	4.89%	12.22%	(0.96)%	(C)6.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$309	$295	$262	$265
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	11.19%	14.43%	11.72%	(E)40.02%
Including waiver and/or reimbursement and recapture(F)	1.15%	1.15%	1.13%	(E)1.06%
Net investment income (loss) to average net assets	1.14%	1.25%	1.10%	(E)0.54%
Portfolio turnover rate	12%	25%	35%	(C)2%
(A)
Commenced operations on July 7, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
137

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2055
	Class R3
	October 31, 2020	October 31,2019(A)
Net asset value, beginning of period/year	$11.22	$10.51
Investment operations:
Net investment income (loss)(B)	0.16	0.11
Net realized and unrealized gain (loss)	0.42	0.60
Total investment operations	0.58	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	–
Net realized gains	(0.14)	–
Total dividends and/or distributions to shareholders	(0.31)	–
Net asset value, end of period/year	$11.49	$11.22
Total return	5.12%	(C)6.76%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	10.94%	(E)14.18%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.39%	(E)1.49%
Portfolio turnover rate	12%	25%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
138

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$11.29	$10.50	$10.64	$10.00
Investment operations:
Net investment income (loss)(B)	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	0.43	1.06	(0.22)	0.60
Total investment operations	0.63	1.26	(0.03)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.10)	–
Net realized gains	(0.14)	(0.26)	(0.01)	–
Total dividends and/or distributions to shareholders	(0.35)	(0.47)	(0.11)	–
Net asset value, end of period/year	$11.57	$11.29	$10.50	$10.64
Total return	5.57%	12.92%	(0.37)%	(C)6.40%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$347	$310	$265	$266
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	10.91%	13.94%	11.09%	(E)39.28%
Including waiver and/or reimbursement and recapture(F)	0.50%	0.50%	0.48%	(E)0.41%
Net investment income (loss) to average net assets	1.80%	1.89%	1.75%	(E)1.19%
Portfolio turnover rate	10%	25%	35%	(C)2%
(A)
Commenced operations on July 7, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
139

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017(A)
Net asset value, beginning of period/year	$11.24	$10.44	$10.61	$10.00
Investment operations:
Net investment income (loss)(B)	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	0.42	1.07	(0.21)	0.59
Total investment operations	0.55	1.20	(0.09)	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.07)	–
Net realized gains	(0.14)	(0.26)	(0.01)	–
Total dividends and/or distributions to shareholders	(0.28)	(0.40)	(0.08)	–
Net asset value, end of period/year	$11.51	$11.24	$10.44	$10.61
Total return	4.87%	12.25%	(0.96)%	(C)6.10%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$309	$295	$263	$265
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	11.56%	14.59%	11.74%	(E)39.93%
Including waiver and/or reimbursement and recapture(F)	1.15%	1.15%	1.13%	(E)1.06%
Net investment income (loss) to average net assets	1.15%	1.24%	1.10%	(E)0.54%
Portfolio turnover rate	10%	25%	35%	(C)2%
(A)
Commenced operations on July 7, 2017.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
140

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2060
	Class R3
	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.22	$10.51
Investment operations:
Net investment income (loss)(B)	0.16	0.11
Net realized and unrealized gain (loss)	0.42	0.60
Total investment operations	0.58	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	–
Net realized gains	(0.14)	–
Total dividends and/or distributions to shareholders	(0.31)	–
Net asset value, end of period/year	$11.49	$11.22
Total return	5.19%	(C)6.76%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	11.31%	(E)14.33%
Including waiver and/or reimbursement and recapture(F)	0.90%	(E)0.90%
Net investment income (loss) to average net assets	1.40%	(E)1.49%
Portfolio turnover rate	10%	25%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
141

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.62	$10.35	$10.75	$10.20	$9.87
Investment operations:
Net investment income (loss)(A)	0.20	0.23	0.23	0.21	(B)0.21
Net realized and unrealized gain (loss)	0.47	0.86	(0.35)	0.50	0.18
Total investment operations	0.67	1.09	(0.12)	0.71	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.26)	(0.23)	(0.16)	(0.06)
Net realized gains	(0.06)	(0.56)	(0.05)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.31)	(0.82)	(0.28)	(0.16)	(0.06)
Net asset value, end of year	$10.98	$10.62	$10.35	$10.75	$10.20
Total return	6.47%	11.53%	(1.19)%	7.12%	4.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$698	$510	$425	$409	$257
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.48%	0.47%	0.53%
Including waiver and/or reimbursement and recapture(E)	0.48%	0.47%	0.46%	0.44%	(B)0.42%
Net investment income (loss) to average net assets	1.89%	2.22%	2.15%	1.98%	(B)2.08%
Portfolio turnover rate	11%	19%	24%	7%	–%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
142

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.50	$10.23	$10.63	$10.11	$9.83
Investment operations:
Net investment income (loss)(A)	0.14	0.16	0.16	0.14	(B)0.13
Net realized and unrealized gain (loss)	0.46	0.85	(0.35)	0.50	0.20
Total investment operations	0.60	1.01	(0.19)	0.64	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.18)	(0.16)	(0.12)	(0.05)
Net realized gains	(0.06)	(0.56)	(0.05)	–	(C)(0.00)
Total dividends and/or distributions to shareholders	(0.24)	(0.74)	(0.21)	(0.12)	(0.05)
Net asset value, end of year	$10.86	$10.50	$10.23	$10.63	$10.11
Total return	5.81%	10.76%	(1.86)%	6.41%	3.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$58,473	$64,925	$72,493	$98,838	$72,075
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	1.18%	1.18%	1.13%	1.12%	1.18%
Including waiver and/or reimbursement and recapture(E)	1.13%	1.12%	1.11%	1.09%	(B)1.07%
Net investment income (loss) to average net assets	1.31%	1.61%	1.54%	1.40%	(B)1.30%
Portfolio turnover rate	11%	19%	24%	7%	–%
(A)
Calculated based on average number of shares outstanding.
(B)
Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)
Rounds to less than $0.01 or $(0.01).
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
143

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® Retirement Income
	Class R3
	October 31, 2020	October 31,2019(A)
Net asset value, beginning of period/year	$10.52	$9.83
Investment operations:
Net investment income (loss)(B)	0.16	0.10
Net realized and unrealized gain (loss)	0.47	0.59
Total investment operations	0.63	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	–
Net realized gains	(0.06)	–
Total dividends and/or distributions to shareholders	(0.28)	–
Net asset value, end of period/year	$10.87	$10.52
Total return	6.09%	(C)7.02%
Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.93%	(E)0.93%
Including waiver and/or reimbursement and recapture(F)	0.88%	(E)0.87%
Net investment income (loss) to average net assets	1.53%	(E)1.50%
Portfolio turnover rate	11%	19%
(A)
Commenced operations on March 1, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)
Annualized.
(F)
Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
144

Appendix A
The performance information below relates to underlying ETFs in which the funds may invest. An underlying ETF’s past performance is not necessarily an indication of how the underlying ETF or a fund will perform in the future. Certain underlying ETFs may have limited or no performance history.
This performance information is taken from the below listed underlying funds’ websites.
Average Annual NAV Total Returns (periods ending January 31, 2021)
	Ticker	1 Year	5 Years	10 Years or Since Inception	Inception Date
U.S. Equity
Schwab U.S. Large-Cap ETF	SCHX	20.90%	15.63%	13.97%	11/03/2009
Schwab U.S. Small-Cap ETF	SCHA	19.35%	12.95%	11.63%	11/03/2009
Schwab U.S. REIT ETF	SCHH	-14.90%	2.05%	7.04%	01/13/2011
International Equity
Vanguard FTSE Developed Markets ETF	VEA	10.29%	8.34%	5.93%	07/20/2007
Emerging Market Equity
Vanguard FTSE Emerging Markets ETF	VWO	15.32%	11.73%	7.09%	03/04/2005
Emerging Market Fixed Income
iShares J.P. Morgan USD Emerging Markets Bond ETF	EMB	5.48%	6.71%	5.64%	12/17/2007
High Yield Fixed Income
SPDR Bloomberg Barclays High Yield Bond ETF	JNK	4.62%	7.31%	5.40%	11/28/2007
Xtrackers USD High Yield Corporate Bond ETF	HYLB	4.87%	N/A	5.81%	12/07/2016
U.S. Core Fixed Income
iShares Core U.S. Aggregate Bond ETF	AGG	7.43%	4.38%	3.76%	09/22/2003
Global Fixed Income
Vanguard Total International Bond ETF	BNDX	4.60%	4.48%	4.22%	05/31/2013
Inflation-Hedging
iShares TIPS Bond ETF	TIP	10.91%	4.96%	3.68%	12/04/2003
iShares 7-10 Year Treasury Bond ETF	IEF	5.28%	3.56%	4.36%	7/22/2002
145

Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2021, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s most recently calculated net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds Prospectus March 1, 2021 Class R3 Shares

Fund | Ticker
Transamerica Emerging Markets Opportunities	TEOQX
Transamerica High Yield ESG	TAOMX
Transamerica Sustainable Bond	TAXSX
The funds listed above are series of Transamerica Funds.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
MPCAR3321

Transamerica Emerging Markets Opportunities
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.81%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.28%
Acquired fund fees and expenses[2]	0.02%
Total annual fund operating expenses	1.36%
1
Other expenses are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R3	$ 138	$ 431	$ 745	$ 1,635
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning December 19, 2019 and ending October 31, 2020, the portfolio turnover rate for the fund was 49% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China  A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is
1

not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
China   A–Shares – The fund may invest in equity securities of certain Chinese companies, referred to as China  A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the fund’s ability to invest in China  A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China  A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China  A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading
2

China  A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China  A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China  A-shares by the fund.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed
3

in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Medium Capitalization Companies – Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows the fund’s performance for the past calendar year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The past performance information shown below is for Class I shares, which are offered in a separate prospectus. Although Class R3 shares would have similar returns as Class I shares because the classes are invested in the same portfolio of securities, the returns for Class R3 shares will differ from Class I shares to the extent that the classes have different expenses. Performance information for Class R3 shares will be included after the share class has been in operation for one complete calendar year.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
4

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	12/31/2020	20.98%
Worst Quarter:	3/31/2020	-26.10%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	Since Inception	Inception Date
Class I			12/19/2019
Return before taxes	16.88%	16.71%
Return after taxes on distributions	16.80%	16.62%
Return after taxes on distributions and sale of fund shares	10.17%	12.80%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.69%	18.89%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Mary L. Pryshlak, CFA	Portfolio Manager	since 2019
Jonathan G. White, CFA	Portfolio Manager	since 2019
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R3 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R3 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R3 shares.
The fund does not currently offer Class R3 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
5

Transamerica High Yield ESG
Investment Objective: Seeks a high level of current income.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	1.52%
Total annual fund operating expenses	2.32%
Fee waiver and/or expense reimbursement[2]	1.17%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.15% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class R3	$ 117	$ 612
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 3% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
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When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
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High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including
U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Environmental, Social and Governance (“ESG”) Investing – Applying the sub-adviser’s ESG criteria to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower
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or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
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New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since 2020
Benjamin D. Miller, CFA	Portfolio Manager	since 2020
James K. Schaeffer, Jr.	Portfolio Manager	since 2020
Derek Thoms	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R3 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R3 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R3 shares.
The fund does not currently offer Class R3 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Transamerica Sustainable Bond
Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses:
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.41%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	1.44%
Total annual fund operating expenses	2.10%
Fee waiver and/or expense reimbursement[2]	1.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%
1
Other expenses are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.85% for Class R3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years
Class R3	$ 87	$ 537
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.
For the period beginning July 31, 2020 and ending October 31, 2020, the portfolio turnover rate for the fund was 33% of the average value of its portfolio.
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
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The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.You may lose money if you invest in this fund.
Market – The market values of the fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These
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conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Sustainability Investing – Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors
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the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance by increasing transaction costs  and may generate greater amounts of short-term capital gains.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument.
Derivatives – Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The fund may incur costs to protect its investment, and the fund could lose its entire investment.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
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Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. The fund may lose its entire investment in the equity securities of an issuer.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Hedging – The fund may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Inflation – Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation, coverage or margin requirements.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The fund's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single
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project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
New Fund – The fund was recently formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities - Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations - Applying sustainability and/or ESG factors as part of the fund’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact the fund’s performance.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the fund to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower
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or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant.
Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
The fund's benchmark is the Bloomberg Barclays US Aggregate Bond Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since 2020
Charles Foster, CFA	Portfolio Manager	since 2020
Jose Pluto, CFA	Portfolio Manager	since 2020
Jeremy Thurm, CFA	Portfolio Manager	since 2020
James Rich	Portfolio Manager	since 2020
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R3 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R3 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R3 shares.
The fund does not currently offer Class R3 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More on Each Fund’s Strategies and Investments
The following provides additional information regarding each fund’s strategies and investments described at the front of this prospectus. Except as otherwise expressly stated in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of each fund’s assets that may be invested in a particular type of security or investment. Each fund’s investment objective may be changed by the Board without shareholder approval.
Transamerica Emerging Markets Opportunities: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods. The sub-adviser seeks to sub-advise the fund according to traditional methods of “active” management, which involve buying and selling of securities based upon economic, financial and market analysis and investment judgment.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $109 million to $465 billion, as of December 31, 2020, the date of the last reconstitution, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.
The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica High Yield ESG: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable Environmental, Social and Governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
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The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as leaders in sustainable business practices or demonstrating commitment to the pursuit of the United Nations’ sustainable development goals. Category two companies are judged by the sub-adviser to have low exposure to ESG risks or have policies in place to mitigate such risks. Category three companies are those, in the view of the sub-adviser, which face future ESG risks of uncertain timing or magnitude that could negatively affect the company. Category four companies are those which the sub-adviser views as exhibiting current ESG risks that are impacting the companies’ credit fundamentals, but are not significant enough to impact the overall credit quality of the company. Category five includes companies that, in the sub-adviser’s view, have ESG factors negatively impacting the companies’ credit fundamentals to the extent credit quality is also impacted.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser integrates ESG factors into its analysis by combining external data with internal research to evaluate the investment’s ESG characteristics. The process incorporates both qualitative elements (such as company commitment to sustainable initiatives) and quantitative elements (such as measurable ESG risks) in an effort to assess the potential material influence of ESG factors on an investment’s credit fundamentals.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s ESG assessment framework.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s ESG criteria.
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Sustainable Bond: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly
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known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities (including contingent convertible securities), bank loans and loan participations, structured notes, municipal bonds and preferred securities. The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions. The fund may invest in securities of any maturity and does not have a target average duration. Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise. All potential investments are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. Eligible investments include issuers or securities that are viewed by the sub-adviser as contributing to or aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives. The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being and sustainable growth. These sustainable investment opportunities also align with many of the United Nations’ Sustainable Development Goals (SDGs), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The fund uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Given the fund’s inclusionary stance and thematic approach to selecting the investment universe, the sub-adviser avoids investments in issuers, industries or sectors that are wholly inconsistent with its sustainable investing philosophy. As a result, the fund does not utilize a specific exclusions list.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as contributing to or aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on level of alignment with sustainability initiatives. The sustainability criteria is tailored to the fixed income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as environmental, social, and governance (“ESG”) matters, creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral.
4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities that meet the sub-adviser’s sustainability criteria within categories one through three. As an example, category one “sustainable leaders” may include companies with a material amount of revenues tied to products or services aligned with sustainability initiatives. Conversely, category five companies that do not meet the sub-adviser’s sustainability criteria may be involved in controversial activities that are against sustainable initiatives.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments used for duration or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook, security values or when it no longer meets the sub-adviser’s sustainability criteria.
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The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash.
 More on Risks of Investing in the Funds
The value of your investment in a fund changes with the values of that fund’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a fund will be able to achieve its investment objective. It is possible to lose money by investing in a fund.
Some of the risks of investing in the funds, including the principal risks of the funds, are discussed below. Each fund may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A fund may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain funds may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs, and may generate greater amounts of short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Bank Obligations: Bank obligations include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type instruments issued by banks. To the extent a fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as regulatory and political conditions. Banks are highly regulated, and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.
Cash Management and Defensive Investing: The value of investments held by a fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
China A–Shares: Certain funds may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC” or “China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a fund’s investments through the Programs. There is no guarantee that applicable exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
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A fund’s investments in securities, including China A-shares, issued by Chinese companies may cause a fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a fund may be subject to such withholding income tax in the future.
Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by a fund’s sub-adviser of China A-shares will accordingly be subject to PRC stamp duty, but a fund will not be subject to PRC stamp duty when it acquires China A-shares.
A fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of China A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of PRC securities through the Programs. Since there is no indication how long the temporary exemption will remain in effect, a fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a fund were liable for value added tax it would also be required to pay the applicable surtaxes.
Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by a fund.
In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a fund’s name as the beneficial owner. It is possible, therefore, that a fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a fund may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a fund holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. It is not expressly provided in China law whether all accounts managed by TAM and/or its affiliates will be aggregated for purposes of this 5% limitation. If that is the case, it makes it more likely that a fund’s profits may be subject to these limitations.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the funds. The broad range of activities and interests of TAM and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds of funds that invest in underlying Transamerica funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica fund. TAM has designed certain funds of funds where only Transamerica funds are underlying investment options. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying funds for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or to those
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underlying funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds.
TAM may have a financial incentive to implement or not to implement certain changes to the funds. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. TAM and its affiliates will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. The aggregation of assets of multiple funds for purposes of calculating breakpoints or discounts in sub-advisory fees also gives rise to conflicts of interest for TAM.
TAM manages other funds and products that have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. These other accounts and products may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by TAM, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. The results of the investment activities of a fund may differ significantly from the results achieved for other funds or products.
TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and earn fees from these relationships with the funds. TAM and its affiliates face conflicts of interest when the funds select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used.
TAM, its affiliates and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. TAM, its affiliates and/or the funds’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the funds. TAM and its affiliates will benefit from increased amounts of assets under management. TAM or its affiliates also receive revenue sharing payments from certain of the funds’ sub-advisers or their affiliates.
TAM and/or its affiliates have existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
The performance of certain funds impacts the financial exposure of affiliates of TAM under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM and/or its affiliates derive certain ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. For example, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which may give rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.
A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.
Convertible Securities: Convertible securities share investment characteristics of both fixed income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities are normally “junior” securities, meaning that the issuers usually must first make payments on non-convertible securities before making payments on convertible securities. If the issuer of a convertible security stops making payments, these securities may become worthless.
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Counterparty: A fund could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the fund do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit: The value of your investment in a fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the fund’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a fund. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses and may be hindered or delayed in an effort to protect the fund’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a fund is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a fund uses leverage or derivatives in connection with the management of the fund.
A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the fund has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the fund invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A fund may be unable or may choose not to hedge its foreign currency exposure. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Currency Hedging: A fund may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Shifting a fund's currency exposure from one currency to another may remove a fund's opportunity to profit from the original currency and involves a risk of increased losses for a fund if the sub-adviser’s projection of future exchange rates is inaccurate.
Cybersecurity and Operations: A fund, and its service providers and distribution platforms, and your ability to transact with a fund, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a fund, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of shareholder transactions, impact a fund's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a fund and its shareholders. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
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Depositary Receipts: Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding those issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives: Derivatives involve special risks and costs and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or enforceability of a contract). Use of derivatives can increase losses, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact a fund’s use of derivatives before that date. The ultimate impact of the regulations and the new rule remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a fund may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A fund would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a fund for a variety of purposes, including:
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As a hedging technique in an attempt to manage risk in the fund's portfolio;
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As a means of changing investment characteristics of the fund's portfolio;
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As a means of attempting to enhance returns;
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As a means of providing additional exposure to types of investments or market factors;
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As a substitute for buying or selling securities; or
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As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a fund’s hedging transactions will be effective.
When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
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A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. Investments in foreign currency options may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a fund and poorer overall performance for the fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a fund's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the fund) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a fund may use cross currency hedging or proxy hedging with respect to currencies in which the fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable fund's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the fund's investment portfolio. Investing in
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foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a fund's holdings, further increases the fund's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a fund or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the fund. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. A fund may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A fund may incur costs to protect its investment, and the fund could lose its entire investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls: A dollar roll transaction involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s ability to purchase or repurchase securities may be restricted.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically
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have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. A fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, and the fund may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. It may be difficult for a fund to pursue claims against an emerging market issuer or other parties in the courts of an emerging market country. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. An investment in emerging market securities should be considered speculative.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
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Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic has adversely impacted the demand for oil and other energy commodities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production in response to the pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
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Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
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Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the
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future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of energy companies.
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Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. The substantial market disruption and slowdown in economic activity resulting from the COVID-19 pandemic may limit the ability of energy companies to make acquisitions.
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Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
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Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
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Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
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Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition.
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Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are
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impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which a fund invests.
Environmental, Social and Governance (“ESG”) Investing: Applying ESG criteria to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, applicable funds may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by a sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers. ESG criteria can vary over different periods and can evolve over time. Such criteria may also be difficult to apply consistently across regions, countries, industries or sectors.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline. If a fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A fund may lose its entire investment in the equity securities of an issuer.
Expenses: Your actual costs of investing in a fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered fund or class, if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a fund’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the fund. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A fund may lose its entire investment in the fixed-income securities of an issuer.
If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.
Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.
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Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a fund not receiving proceeds from the sale of a loan for an extended period. As a result, a fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading. Some floating rate loans may be tied to the London Interbank Offered Rate (“LIBOR”), and thus would be subject to LIBOR risk.
Floating rate loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for floating rate loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to floating rate loans with fewer restrictive covenants.
Focused Investing: To the extent a fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including through weather events and through regulation or business trends driven by climate change. Local events, such as political upheaval, social unrest, wars and terror attacks, financial troubles, pandemics, epidemics and natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging and frontier markets.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a fund's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a fund’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the fund's ability to purchase or sell foreign securities or transfer a fund's assets back into the United States, or otherwise adversely
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affect the fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a fund, particularly during periods of market turmoil. When a fund holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a fund to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
In addition, U.S. investors are restricted from investing in certain Chinese companies, and the companies subject to these restrictions may change from time to time. For example, in November 2020, the President of the United States of America signed an executive order prohibiting U.S. persons, including a fund, from investing in publicly-traded securities of certain companies determined by the U.S. government to be affiliated with China’s military. These or other restrictions may adversely affect the value of Chinese companies, result in forced selling of securities of Chinese companies, and cause a fund to incur losses.
Frontier Markets: Frontier market countries generally have smaller economies and less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline. An investment in frontier market securities should be considered speculative.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging: A fund may buy and sell futures contracts, put and call options, forward contracts, and other instruments as a hedge. Some hedging strategies could hedge a fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase a fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a fund’s foreign investments. A fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A fund that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than funds that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the fund. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the fund losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
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Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of the fund’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. A fund faces a risk that interest rates may rise. When interest rates rise, the value of fixed income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A fund may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the fund does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a fund’s investments. When interest rates go down, the income received by a fund, and the fund’s yield, may decline. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a fund with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the fund to “LIBOR” risk.
Large Capitalization Companies: A fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.
Large Shareholder: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon,
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each separate series of Transamerica Funds, as well as Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica BlackRock Tactical Allocation VP and Transamerica JPMorgan International Moderate Growth VP, each separate series of Transamerica Series Trust, are asset allocation funds (the “Asset Allocation Funds”) that invest in certain series of Transamerica Funds and may own a significant portion of the shares of an underlying fund.
Unaffiliated funds (the “Unaffiliated Funds”) may invest in series of Transamerica Funds subject to the fund of funds restrictions of Section 12(d)(1) of the 1940 Act. Unaffiliated Funds with exemptive relief from the SEC may invest in an underlying fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions. An Unaffiliated Fund may own a significant portion of the shares of an underlying fund.
Transactions by the Asset Allocation Funds and/or the Unaffiliated Funds may be disruptive to the management of an underlying fund. An underlying fund may experience large redemptions or investments due to transactions in fund shares by the Asset Allocation Funds and/or the Unaffiliated Funds. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs. In addition, when the Asset Allocation Funds and/or the Unaffiliated Funds own a substantial portion of an underlying fund's shares, a large redemption by an Asset Allocation Fund and/or an Unaffiliated Fund could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio.
Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in an underlying fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when an Asset Allocation Fund and/or an Unaffiliated Fund purchases, redeems, or owns a substantial portion of an underlying fund's shares.
When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.
Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a fund would otherwise have, potentially resulting in the loss of all assets. A fund also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives, or to meet segregation or coverage requirements. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a fund’s assets.
LIBOR: Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the fund’s performance or NAV.
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Liquidity: A fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. Illiquid investments can be difficult to value. If a fund is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a fund, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a fund to sell. This may prevent a fund from limiting losses. Further, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A fund is required by law to maintain a liquidity risk management program to assess and manage the fund’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a fund may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A fund may experience greater losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants.
Management: The value of your investment in a fund may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a fund may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A fund’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a fund’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an
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investment manager or sub-adviser in connection with managing a fund. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause a fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market: The market values of a fund’s securities and other assets will fluctuate, sometimes rapidly or unpredictably, due to changes in general market conditions, overall economic trends or events, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the securities or other assets owned by the fund fall, the value of your investment will go down. A fund may experience a substantial or complete loss on any individual security or asset.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom
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and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investments.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue to worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition
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of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that a fund invests in municipal securities whose issuers are located in a single state, such as California, the fund will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are funds whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Investment in municipal securities of issuers in U.S. territories may have more risks than in tax-exempt securities issued by other issuers. Municipal securities issued by the Commonwealth of Puerto Rico or its agencies carry substantial risks. Beginning in 2017, the Commonwealth and its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees’ Retirement System, Electric Power Authority, and Public Buildings Authority entered into the equivalent of municipal bankruptcy proceedings, known as “PROMESA Title III” cases. As a result of the PROMESA cases, these entities are unable to issue new municipal securities and will remain unable to do so unless and until the courts have approved their respective “plans of adjustment” that restructure their debts, which is not expected to occur until 2021 or later, and the prevailing conditions at that time are impossible to predict. Also as a result of the PROMESA cases, these entities’ outstanding municipal securities, which trade on the secondary market, are receiving no recoveries and will not have any recoveries unless and until the courts have approved their respective plans of adjustment. Further, in several litigations within the PROMESA cases, many if not all of these entities’ outstanding municipal securities have been attacked as unconstitutionally or otherwise invalidly issued and thus entitled to no recovery whatsoever. In addition, PROMESA is a novel federal law and many of its provisions have been disputed. Even agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time (including the Aqueduct and Sewer Authority, which restructured in 2019 under PROMESA Title VI) may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the foregoing agencies to enter such proceedings. For these and other reasons, the timing (which could be years) and rate of recovery (which could be zero) on municipal securities that have been or will be issued by the Commonwealth of Puerto Rico or any of its agencies are highly unpredictable.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
New Fund: If a fund is newly-formed, investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur the expenses of liquidation.
Operational: Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
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Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a fund’s net asset value. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Privately Placed and Other Restricted Securities: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted Securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities also include private placements of securities with agreed upon contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.
Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, a fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.
An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices. For this reason, restricted securities may adversely affect a fund’s overall liquidity if eligible buyers are or become uninterested in buying them at a particular time.
Restricted securities may not be listed on an exchange and may have no active trading market. A fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. A fund may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities for resale, and other transaction costs which may be higher for restricted securities than unrestricted securities.
Redemption: A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the fund would go down. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. Further, a fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements. In 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a fund, and set limits on a fund’s investments in derivatives. Compliance with the rule is not required until Summer 2022, but the rule may impact the fund’s use of derivatives before that date. The SEC has also adopted new Rule 12d1-4 under the 1940 Act, which provides an enhanced regulatory framework applicable to fund of fund arrangements. The ultimate impact of the new rules remains unclear. Legislation or regulation may also
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change the way in which a fund itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a fund to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objective.
Repurchase Agreements: In a repurchase agreement, a fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Securities Lending: Each fund may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, the debt may be restructured, or it may ask for forgiveness of interest or principal on its existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There is no established legal process for a U.S. bondholder (such as a fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Strategies and Styles: Investment strategies and styles with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different strategy or style. A fund may employ a combination of strategies and/or styles that impact its risk characteristics.
Structured Instruments: A fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments may be less liquid and therefore more difficult to value accurately than more traditional securities and instruments. Structured instruments may behave in ways not anticipated by a fund, or they may not receive the tax, accounting or regulatory treatment anticipated by a fund.
Sustainability and Environmental, Social and Governance (“ESG”) Considerations: Applying sustainability and/or ESG factors as part of a fund’s security selection process may impact a sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries or sectors. The application of these factors could negatively impact a fund’s performance.
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Sustainability Investing: Applying a sustainability assessment framework to a sub-adviser’s investment analysis for a fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and a fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the fund’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding a fund’s holdings could result in the fund holding an investment that no longer meets the fund’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a fund must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the corporate rate (without reduction for distributions to shareholders). The fund may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If a fund fails to meet the 10% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph. A fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a fund fails to meet the 25% requirement, the fund may be subject to the federal income tax consequences described in the preceding paragraph.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing a fund to further losses. Whether or not a fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Underlying Exchange-Traded Funds: To the extent a fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a fund's shares could also be substantially and adversely affected.
U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities
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issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation: Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a fund's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a fund determines its net asset value. A fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A fund may underperform other equity funds that use different investing styles. A fund may also underperform other equity funds using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. If the warrant or right is not exercised before the expiration date, it generally expires without any value and the fund will lose any amount it paid for the warrant or right.
Yield: The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.
Please note that there are other factors that could adversely affect your investment in a fund and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
 Shareholder Information
Management of Transamerica Funds
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Funds. It oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund’s assets by the investment manager and sub-advisers. Information about the Trustees and executive officers of Transamerica Funds is contained in the Statement of Additional Information (“SAI”).
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.
TAM has been a registered investment adviser since 1996. As of December 31, 2020, TAM has approximately $88 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
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TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:
(1)
employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Legal Proceedings
On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.
Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.
The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.
Management Fees Paid for the Fiscal Year Ended October 31, 2020
For the fiscal year ended October 31, 2020, each fund paid the following management fee as a percentage of its average daily net assets:
Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Emerging Markets Opportunities*	0.81%
Transamerica High Yield ESG*	0.00%
Transamerica Sustainable Bond*	0.00%
* Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020. Each fund’s management fee schedule is shown below.
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment management agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
Sub-Adviser
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective fund, each sub-adviser shall provide day-to-day investment advice and recommendations for the fund.
Each sub-adviser receives compensation from TAM.
Funds	Sub-Adviser	Sub-Adviser Address
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
Transamerica High Yield ESG Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499
Further Information About Each Sub-Adviser
Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2020, Aegon USA Investment Management, LLC had approximately $112.8 billion in total assets under management.
Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2020, Wellington Management Company LLP and its advisory affiliates had approximately $1.29 trillion in total assets under management.
Portfolio Manager(s)
Each fund is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each fund they manage.
Transamerica Emerging Markets Opportunities
Name	Sub-Adviser	Positions Over Past Five Years
Mary L. Pryshlak, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Director of Global Industry Research since 2017; joined the firm in 2004
Jonathan G. White, CFA	Wellington Management Company LLP	Portfolio Manager of the fund since 2019; Director of Research Portfolios since 2013; joined the firm in 1999
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Transamerica High Yield ESG
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Derek Thoms	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2015. High Yield Trader with Aegon USA Investment Management, LLC 2013 - 2015
Transamerica Sustainable Bond
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Charles Foster, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2003
Jose Pluto, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the fund since 2020; Portfolio
Manager with Aegon USA Investment
Management, LLC since 2019 and Structured
Finance Analyst since 2017; Member of the
Sustainable Investment Committee; Fixed Income
Analyst, Thornburg Investment Management
2013-2016

Jeremy Thurm, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2019 and Credit Research Analyst since 2007; Member of the Sustainable Investment Committee
James Rich	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2020; Portfolio Manager with Aegon USA Investment Management, LLC since 2013; Member of the Sustainable Investment Committee
Trustees’ Approval of Sub-Advisory Agreements
A discussion regarding the Board of Trustees’ approval of Transamerica Emerging Markets Opportunities’ investment sub-advisory agreement is available in the fund’s semi-annual report for the fiscal period ended April 30, 2020.
A discussion regarding the Board of Trustees’ approval of each of Transamerica High Yield ESG and Transamerica Sustainable Bond’s investment sub-advisory agreement is available in each fund’s annual report for the fiscal year ended October 31, 2020.
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Disclosure of Portfolio Holdings
A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and available on the Transamerica Funds website at www.transamerica.com.
Fund Expenses
During times of market volatility or decline, assets of your fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your fund’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your fund’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your fund and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your fund include fees for custodial, legal, transfer agency, and, as applicable, sub-transfer agency services. “Other expenses” also include various other expenses applicable to each share class of your fund.
Sub-Transfer Agency Fees
In addition to transfer agency fees, Class R3 shares may also pay sub-transfer agency fees of up to 0.15% to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services.
 How To Contact the Funds
Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, may contact 1-800-755-5801 for additional information. If you hold your account through an unaffiliated plan administrator, recordkeeper or financial intermediary, please contact them directly for account specific questions.
•
Customer Service: 1-888-233-4339 – Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.
•
Internet: www.transamerica.com
•
Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945
Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105
Class R3 shares are offered in this prospectus. Each fund may offer other share classes in separate prospectuses.
 Availability of Shares
Class R3 shares of each fund are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and individual retirement accounts (“IRAs”).
•
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R3 shares in certain investment products or programs.
The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
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Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R3 shares of each fund.
 Opening an Account and Purchasing Shares
Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Class R3 shares are offered in a specific IRA that plan participants may choose to invest in should they have a need for a rollover IRA. The primary method of distribution for Class R3 shares is an “education-only” team that focuses on participants with retirement asset balances of less than $50,000.
There is no minimum investment for eligible retirement plans investing in Class R3 shares.
Please refer to the retirement plan documents for information on how to purchase Class R3 shares of the fund and any fees that may apply.
Transamerica Funds must receive your payment within two business days after your order is accepted.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege, without notice and regardless of size. Each fund reserves the right to discontinue offering Class R3 shares at any time, to liquidate Class R3 shares or merge Class R3 shares into another class of shares, or to cease investment operations entirely.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
 Selling Shares
Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
If you own Class R3 shares, please refer to the retirement plan documents for information on how to redeem Class R3 shares of the funds.
Shares are redeemed at NAV.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. Each fund may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Please see additional information relating to original signature guarantee later in this prospectus.
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Exchanging Shares
For Class R3 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.
An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.
 Features and Policies
Customer Service
Please contact your retirement plan's administrator, recordkeeper or financial service firm acting as intermediary for account specific information.
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:
Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000
No fees will be charged on:
•
accounts opened within the preceding 12 months
•
accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)
•
accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more
•
accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more
•
accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements
•
UTMA/UGMA accounts (held at Transamerica Funds)
•
UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)
•
Coverdell ESA accounts (held at Transamerica Funds)
•
Omnibus and Network Level 3 accounts
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.
An original signature guarantee is typically required if any of the following is applicable:
•
You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.
•
You would like a check made payable to anyone other than the shareholder(s) of record.
•
You would like a check mailed to an address which has been changed within 10 days of the redemption request.
•
You would like a check mailed to an address other than the address of record.
•
You would like your redemption proceeds wired to a bank account other than a bank account of record.
•
Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.
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•
You are adding or removing a shareholder from an account.
•
You are changing ownership of an account.
•
When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.
•
Transactions requiring supporting legal documentation.
The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•
It does not appear valid or in good form.
•
The transaction amount exceeds the surety bond limit of the signature guarantee.
•
The guarantee stamp has been reported as stolen, missing or counterfeit.
Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.
E-Mail Communication
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via telephone, mail or through the secure link on our website.
Right to Terminate or Suspend Account Privileges
A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.
While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.
The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
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Additional Information
This prospectus and the SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.
 Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities
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Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
 Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.
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The funds may pay TCI, or its agent, fees for its services. In the case of Class R3 shares, TCI, or its agent, reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.
Distribution Plan
Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for Class R3 shares.
The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):
•
Class R3 Shares – Up to 0.25%
Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.
TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.
Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2020, in general, payments calculated as a percentage of sales ranged from 7 basis points (0.07%) to 75 basis points (0.75%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 16 basis points (0.16%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2020, TCI had revenue sharing agreements with more than 69 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; AXA Advisors LLC; BBVA Securities, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.;
52

CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Network, LLC; Equity Services, Inc.; Financial Data Services, Inc.; FSC Securities Corporation; Geneos Wealth Management; GWFS Equities Inc.; GW Sherwold Associates, Inc.; Hantz Financial Services, Inc.; HD Investment Services; Huntington Investment Company; Investacorp, Inc.; Infinex Investments, Inc.; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Stifel Nicolaus & Company Inc.; Suntrust Investment Services, Inc.; TD Ameritrade; Triad Advisors, Inc.; Trinity Wealth; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Waddell Reed; Wells Fargo Advisors, LLC; Wentworth Financial Partners; and Woodbury Financial Services. For the calendar year ended December 31, 2020, TCI paid approximately $34.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2021, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management; Alliance Bernstein; Allianz Global Investors; American Century Investments; Amundi Pioneer Asset Management; Barrow, Hanley, Mewhinney & Strauss, LLC; BlackRock Investment Management, LLC; BNY Mellon; Capital Group; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Goldman Sachs Asset Management; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Milliman Financial Risk Management LLC; MFS Investment Management; Morgan Stanley Investment Management Inc.; Neuberger Berman; New York Life/MainStay Investments; PGIM Investments; Pacific Investment Management Company; PineBridge Investments; Principal Global Investors; Putnam Investments; QMA; Rockefeller Capital Management; Systematic Financial Management; T. Rowe Price; Thompson, Siegel & Walmsley LLC; The Vanguard Group; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.
As of December 31, 2020, TAM made revenue sharing payments to approximately 10 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.
TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.
In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)
From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.
The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.
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Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.
Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.
 Distributions and Taxes
Dividends and Distributions
Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.
If necessary, each fund may make distributions at other times as well.
Each fund generally pays any dividends from net investment income annually, except the following:
Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica High Yield ESG		X
Transamerica Sustainable Bond		X
Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.
Taxes on Distributions in General
A fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than any distributions treated as a return of capital), whether such distributions are paid in cash or reinvested in additional shares.
The following are guidelines for how certain distributions by a fund are generally taxed to non-corporate shareholders under current federal income tax law:
•
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.
•
Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.
•
Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.
•
Other distributions generally will be taxed at ordinary income tax rates.
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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If a fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.
Each fund in which you invest will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of a fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.
Taxes on the Sale or Exchange of Shares
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.
Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.
Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.
Withholding Taxes
A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.
The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.
Non-Resident Alien Withholding
Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. Each fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
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Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a fund. More information is provided in the SAI of the funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the funds.
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Financial Highlights
The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2020 Annual Report, which is available to you upon request.
Information is shown for Class I shares of Transamerica Emerging Markets Opportunities because the fund had not issued Class R3 shares as of October 31, 2020. Class I shares of the fund are not offered in this prospectus.
Information for Class R3 shares is not shown for Transamerica High Yield ESG and Transamerica Sustainable Bond because the funds had not issued Class R3 shares as of October 31, 2020.
For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
Class I
October 31, 2020(A)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income (loss)(B)	0.07
Net realized and unrealized gain (loss)	(C)(0.17)
Total investment operations	(0.10)
Net asset value, end of period	$9.90
Total return	(D)(1.00)%
Ratio and supplemental data:
Net assets end of period (000’s)	$70
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	(F)1.21%
Including waiver and/or reimbursement and recapture	(F)0.98%
Net investment income (loss) to average net assets	(F)0.92%
Portfolio turnover rate	(D)49%
(A)
Commenced operations on December 19, 2019.
(B)
Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Fund invests.
(F)
Annualized.
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Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.
Transamerica Funds
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-888-233-4339
Shareholder inquiries and transaction requests should be mailed to:
Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945
ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information dated March 1, 2021, as may be further supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the funds (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the funds are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the funds, call or write to Transamerica Funds at the phone number or address above or visit Transamerica Funds website at www.transamerica.com. In the Transamerica Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders.
Each fund’s most recently calculated net asset value per share is available on our website at www.transamerica.com.
www.transamerica.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Funds is 811-04556.

Transamerica Funds
Statement of Additional Information
March 1, 2021
Fund	Class A Ticker	Class C Ticker	Class I Ticker	Class I2 Ticker	Class R Ticker	Class R3 Ticker	Class R6 Ticker
Transamerica Asset Allocation – Conservative Portfolio	ICLAX	ICLLX	TACIX	-	ICVRX	-	-
Transamerica Asset Allocation – Growth Portfolio	IAAAX	IAALX	TAGIX	-	IGWRX	-	-
Transamerica Asset Allocation – Moderate Growth Portfolio	IMLAX	IMLLX	TMGIX	-	IMGRX	-	-
Transamerica Asset Allocation – Moderate Portfolio	IMOAX	IMOLX	TMMIX	-	IMDRX	-	-
Transamerica Bond	IDITX	IFLLX	TFXIX	None	-	-	TAFLX
Transamerica Capital Growth	IALAX	ILLLX	TFOIX	None	-	-	TCPWX
Transamerica Core Bond	-	-	-	None	-	-	-
Transamerica Dynamic Income	IGTAX	IGTCX	IGTIX	-	-	-	-
Transamerica Emerging Markets Debt	EMTAX	EMTCX	EMTIX	None	-	-	TAEDX
Transamerica Emerging Markets Opportunities	TEOAX	TEOCX	TEOIX	TEOJX	-	TEOQX	TEOOX
Transamerica Event Driven	None	-	TENIX	None	-		-
Transamerica Floating Rate	TFLAX	TFLCX	TFLIX	None	-		-
Transamerica Global Equity	IMNAX	IMNCX	TMUIX	None	-		TAGEX
Transamerica Government Money Market	IATXX	IMLXX	TAMXX	None	-		-
Transamerica High Yield Bond	IHIYX	INCLX	TDHIX	None	-		TAHBX
Transamerica High Yield ESG	TACBX	TAFQX	TAJEX	TAKJX	-	TAOMX	TAVSX
Transamerica High Yield Muni	THAYX	THCYX	THYIX	THYTX	-	-	-
Transamerica Inflation Opportunities	TIOAX	TIOCX	ITIOX	None	-	-	RTIOX
Transamerica Intermediate Bond	-	-	-	None	-	-	-
Transamerica Intermediate Muni	TAMUX	TCMUX	TIMUX	TIMTX	-	-	-
Transamerica International Equity	TRWAX	TRWCX	TSWIX	TRWIX	-	-	TAINX
Transamerica International Growth	TGRHX	TGRJX	TGRGX	None	-	-	TGRFX
Transamerica International Small Cap Value	-	-	TISVX	None	-	-	-
Transamerica International Stock	TIHAX	-	TIHBX	TIHIX	-	-	TIHJX
Transamerica Large Cap Value	TWQAX	TWQCX	TWQIX	TWQZX	-	-	TALCX
Transamerica Mid Cap Growth	MCGAX	MGTCX	IMCGX	None	-	-	-
Transamerica Mid Cap Value	-	-	-	None	-	-	-
Transamerica Mid Cap Value Opportunities	MCVAX	MCVCX	MVTIX	None	-	-	MVTRX
Transamerica MLP & Energy Income	TMLAX	TMCLX	TMLPX	None	-	-	-
Transamerica Multi-Asset Income	TASHX	TCSHX	TSHIX	None	-	-	-
Transamerica Multi-Managed Balanced	IBALX	IBLLX	TBLIX	None	-	-	TAMMX
Transamerica Short-Term Bond	ITAAX	ITACX	TSTIX	TSIWX	-	-	TASTX
Transamerica Small Cap Growth	ASGTX	CSGTX	ISCGX	TSPIX	-	-	RTSGX
Transamerica Small Cap Value	TSLAX	TSLCX	TSLIX	None	-	-	TSLRX
Transamerica Small/Mid Cap Value	IIVAX	IIVLX	TSVIX	TSMVX	-	-	TASMX
Transamerica Sustainable Bond	TARUX	TAILX	TAPKX	TAQOX	-	TAXSX	TAAPX
Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)	TDFAX	TDFCX	TDFIX	TRDIX	-	-	TADFX
Transamerica Total Return	-	-	-	None	-	-	-
Transamerica Unconstrained Bond	TUNAX	TUNBX	TUNIX	None	-	-	-
Transamerica US Growth[1]	TADAX	TADCX	TDEIX	None	-	-	-
1 Class T: TWMTX. Each fund with “None” listed above indicates that share class does not have a ticker symbol. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
Each of the funds listed above is a series of Transamerica Funds. This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2021, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus(es). The prospectus(es) and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus(es). Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200, Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act, except for Transamerica Emerging Markets Debt, Transamerica Event Driven, Transamerica High Yield Muni and Transamerica MLP & Energy Income, which are classified as non-diversified.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation – Conservative Portfolio	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A
Transamerica Bond	Transamerica Flexible Income was renamed Transamerica Bond on July 2, 2018
Transamerica Capital Growth	N/A
Transamerica Core Bond	N/A
Transamerica Dynamic Income	N/A
Transamerica Emerging Markets Debt	N/A
Transamerica Emerging Markets Opportunities*	N/A
Transamerica Event Driven	N/A
Transamerica Floating Rate	N/A
Transamerica Global Equity	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica High Yield Bond	N/A
Transamerica High Yield ESG**	N/A
Transamerica High Yield Muni	N/A
Transamerica Inflation Opportunities	N/A
Transamerica Intermediate Bond	N/A
Transamerica Intermediate Muni	Transamerica Enhanced Muni was renamed Transamerica Intermediate Muni on February 15, 2016.
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica International Small Cap Value	N/A
Transamerica International Stock	N/A
Transamerica Large Cap Value	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica MLP & Energy Income	N/A
Transamerica Multi-Asset Income	Transamerica Strategic High Income was renamed Transamerica Multi-Asset Income on May 1, 2019.
Transamerica Multi-Managed Balanced	N/A
Transamerica Short-Term Bond	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Small/Mid Cap Value	N/A
Transamerica Sustainable Bond**	N/A
Transamerica Sustainable Equity Income	Transamerica Dividend Focused was renamed Transamerica Sustainable Equity Income on December 1, 2020.
Transamerica Total Return	N/A
Transamerica Unconstrained Bond	N/A
Transamerica US Growth	N/A
The footnote references below are intended for use as relevant to each applicable table included in this SAI:
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*
Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and as such, there is no historical information for the fund for fiscal years ended prior to that date.
**
Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020, and as such, there is no historical information for the funds for fiscal years ended prior to that date.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fundamental policy above relating to concentration does not pertain to Transamerica MLP & Energy Income.
The following fundamental policy pertains to Transamerica MLP & Energy Income:
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the fund will concentrate in industries in the energy sector.
Transamerica High Yield Muni and Transamerica Intermediate Muni have the following additional fundamental investment policy:
The fund will invest, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in investments the income from which will be exempt from federal income tax and the federal alternative minimum tax applicable to individuals.
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Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their
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authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval.
1.
Illiquid investments (all funds)
No fund may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid investments.
2.
Purchasing securities on margin (all funds except Transamerica Event Driven)
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.
Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation-Conservative Portfolio, Transamerica Asset Allocation-Growth Portfolio, Transamerica Asset Allocation-Moderate Growth Portfolio, Transamerica Asset Allocation-Moderate Portfolio and Transamerica Dynamic Income)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus(es) or in this SAI or as imposed by law.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or
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not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe : A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local
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governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are
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not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or
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other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have
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special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve
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requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
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Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities
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will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital
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appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any
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declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
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Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
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Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs
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or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
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Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
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Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying
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a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The
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brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
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The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures
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and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
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The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional
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margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing
A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
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There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of
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payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have
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no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and
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company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
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MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
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Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in
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connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
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Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
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Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
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Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2019 and October 31, 2020:
Transamerica Capital Growth had increased trading in 2019, leading to a higher turnover rate for that year.
Transamerica Event Driven had decreased trading in 2019, leading to lower turnover rates for that year.
Transamerica High Yield Muni had decreased trading in 2019, leading to a lower turnover rate for that year.
Transamerica Mid Cap Growth underwent a sub-adviser change on November 30, 2018, leading to a higher turnover rate in 2019.
Transamerica Small Cap Value underwent a sub-adviser change on November 1, 2018, leading to a higher turnover rate in 2019.
Historical turnover rates are included in the Financial Highlights tables in the prospectuses.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
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The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds’ portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds’ holdings by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar LLC	Daily
StarCompliance	Daily
eVestment Alliance, LLC	Quarterly
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Investment Company Institute	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
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•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Information concerning the portfolio holdings of certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to such funds under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). As of the date of this SAI, Transamerica Fund Family consists of 121 funds. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);	121	Director, Massachusetts Fidelity Trust Company (2014 - 2021);
38

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)	Chief Executive Officer
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).
					Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	116	N/A
40

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (56)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
41

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS

42

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Erin D. Nelson (continued)			Advisors, Inc. (2015 – 2019).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
43

Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
44

Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020. T
Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation – Conservative Portfolio	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation – Growth Portfolio	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Growth Portfolio	None	None	None	None	None	None	None	None	Over $100,000
Transamerica Asset Allocation – Moderate Portfolio	None	None	None	None	None	None	None	None	None
Transamerica Bond	None	None	None	$50,001 – $100,000	None	None	Over $100,000	None	$10,001 – $50,000
Transamerica Capital Growth	None	None	None	$50,001 – $100,000	None	$50,001 – $100,000	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None
Transamerica Dynamic Income	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Debt	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Event Driven	None	None	None	None	None	None	None	None	None
Transamerica Floating Rate	None	None	None	None	None	None	None	None	None
Transamerica Global Equity	None	None	None	None	None	None	None	None	$50,001 – $100,000
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 – $50,000	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None
Transamerica High Yield Muni	None	None	None	None	None	None	None	None	None
Transamerica Inflation Opportunities	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Muni	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None
Transamerica International Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica International Stock	None	None	None	None	None	None	None	None	None
Transamerica Large Cap Value	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
45

Interested Trustees
Fund	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Mid Cap Value	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica MLP & Energy Income	None	None	None	None	None	None	None	None	None
Transamerica Multi-Asset Income	None	None	None	None	None	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	$10,001 – $50,000	None	None	Over $100,000	None	None
Transamerica Short-Term Bond	None	None	None	None	None	None	Over $100,000	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Small/Mid Cap Value	None	None	None	None	None	None	$10,001 – $50,000	$10,001 – $50,000	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None
Transamerica Sustainable Equity Income	None	None	None	None	None	None	None	None	None
Transamerica Total Return	None	None	None	None	None	None	None	None	None
Transamerica Unconstrained Bond	None	None	None	None	None	None	None	None	None
Transamerica US Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
46

Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2020, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2020, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
47

(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
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Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
49

The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation – Conservative Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Growth Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Moderate Growth Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Asset Allocation – Moderate Portfolio	0.104% of the first $1 billion 0.0975% over $1 billion up to $3 billion 0.0925% over $3 billion up to $5 billion 0.085% over $5 billion up to $7 billion 0.080% in excess of $7 billion
Transamerica Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Transamerica Capital Growth	0.7075% of the first $1.5 billion; 0.6415% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; 0.58% in excess of $5 billion
Transamerica Core Bond	0.45% of the first $750 million 0.39% over $750 million up to $1 billion 0.375% over $1 billion up to $1.5 billion 0.37% over $1.5 billion up to $3 billion 0.365% in excess of $3 billion
50

Fund Name	Percentage of Average Daily Net Assets
Transamerica Dynamic Income
0.50% of the first $500 million
0.49% over $500 million up to $1 billion
0.48% over $1 billion up to $1.5 billion
0.47% over $1.5 billion up to $2 billion
0.46% over $2 billion up to $2.5 billion
0.45% in excess of $2.5 billion

Transamerica Emerging Markets Debt	0.63% of the first $400 million 0.61% in excess of $400 million
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica Event Driven	1.25% of the first $50 million 1.13% over $50 million up to $300 million 1.08% over $300 million up to $750 million 1.055% in excess of $750 million
Transamerica Floating Rate	0.64% of the first $1 billion 0.62% over $1 billion up to $1.5 billion 0.60% over $1.5 billion up to $2 billion 0.59% in excess of $2 billion
Transamerica Global Equity	0.79% of the first $250 million 0.74% over $250 million up to $1 billion 0.73% over $1 billion up to $2 billion 0.70% in excess of $2 billion
Transamerica Government Money Market	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica High Yield Bond	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield Muni	0.54% of the first $500 million 0.53% over $500 million up to $1 billion 0.50% in excess of $1 billion
Transamerica Inflation Opportunities	0.49% of the first $250 million 0.43% over $250 million up to $1 billion 0.38% in excess of $1 billion
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica Intermediate Muni
0.47% of the first $150 million
0.45% over $150 million up to $350 million
0.44% over $350 million up to $650 million
0.42% over $650 million up to $1 billion
0.39% over $1 billion up to $2 billion
0.3875% over $2 billion up to $3 billion
0.3825% in excess of $3 billion

Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% over $2 billion up to $6 billion 0.68% in excess of $6 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica International Small Cap Value	0.955% of the first $300 million 0.93% over $300 million up to $750 million 0.88% over $750 million up to $1 billion 0.84% in excess of $1 billion
Transamerica International Stock	0.70% of the first $500 million 0.68% over $500 million up to $1 billion 0.67% over $1 billion up to $2 billion 0.64% over $2 billion up to $3 billion 0.63% in excess of $3 billion
51

Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Cap Value	0.594% of the first $1 billion 0.58% over $1 billion up to $2 billion 0.56% over $2 billion up to $3 billion 0.54% in excess of $3 billion
Transamerica Mid Cap Growth	0.705% of the first $200 million 0.685% over $200 million up to $1 billion 0.670% in excess of $1 billion
Transamerica Mid Cap Value	0.88% of the first $100 million 0.83% over $100 million up to $750 million 0.81% over $750 million up to $1.5 billion 0.80% in excess of $1.5 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica MLP & Energy Income	1.13% of the first $250 million 1.08% over $250 million up to $500 million 1.01% over $500 million up to $1 billion 0.91% over $1 billion up to $2 billion 0.85% in excess of $2 billion
Transamerica Multi-Asset Income	0.574% of the first $500 million 0.57% over $500 million up to $1 billion 0.545% over $1 billion up to $1.5 billion 0.535% over $1.5 billion up to $2 billion 0.515% in excess of $2 billion
Transamerica Multi-Managed Balanced
0.61% of the first $500 million
0.59% over $500 million up to $1 billion
0.56% over $1 billion up to $1.5 billion
0.55% over $1.5 billion up to $2 billion
0.52% over $2 billion up to $5 billion
0.50% in excess of $5 billion

Transamerica Short-Term Bond	0.42% of the first $250 million 0.39% over $250 million up to $500 million 0.37% over $500 million up to $1 billion 0.36% in excess of $1 billion
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.80% of the first $300 million 0.75% over $300 million up to $800 million 0.71% in excess of $800 million
Transamerica Small/Mid Cap Value
0.79% of the first $350 million
0.78% over $350 million up to $500 million
0.765% over $500 million up to $750 million
0.755% over $750 million up to $1 billion
0.735% over $1 billion up to $1.5 billion
0.73% over $1.5 billion up to $2 billion
0.725% in excess of $2 billion

Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Transamerica Sustainable Equity Income	0.663% of the first $500 million 0.58% over $500 million up to $1 billion 0.55% over $1 billion up to $1.5 billion 0.53% in excess of $1.5 billion
Transamerica Total Return
0.68% of the first $250 million
0.67% over $250 million up to $500 million
0.66% over $500 million up to $750 million
0.63% over $750 million up to $1 billion
0.60% over $1 billion up to $3 billion
0.57% in excess of $3 billion

Transamerica Unconstrained Bond	0.65% of the first $500 million 0.64% over $500 million up to $1 billion 0.62% over $1 billion up to $2 billion 0.61% in excess of $2 billion[1]
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Fund Name	Percentage of Average Daily Net Assets
Transamerica US Growth
0.68% of the first $500 million
0.67% over $500 million up to $800 million
0.6575% over $800 million up to $1 billion
0.613% over $1 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% in excess of $5 billion

1
Effective July 2, 2018, PineBridge Investments LLC (“PineBridge”), the sub-adviser for Transamerica Unconstrained Bond, agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets). Effective July 2, 2018, TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$847,327	$985,564	$1,234,830	$-	$1,824	$2,205
Transamerica Asset Allocation – Growth Portfolio	$1,236,554	$1,460,281	$1,805,682	$-	$17,961	$11,881
Transamerica Asset Allocation – Moderate Growth Portfolio	$2,146,679	$2,527,481	$3,105,414	$-	$9,076	$11,401
Transamerica Asset Allocation – Moderate Portfolio	$1,522,994	$1,797,365	$2,238,275	$-	$4,370	$5,322
Transamerica Bond	$5,669,375	$3,276,548	$2,155,949	$635,743	$542,824	$159,903
Transamerica Capital Growth	$19,308,770	$13,084,625	$8,543,932	$-	$54,303	$3,504
Transamerica Core Bond	$4,437,091	$4,915,180	$5,287,272	$-	-	$2,857
Transamerica Dynamic Income	$577,695	$841,296	$1,330,220	$128,434	$143,849	$48,332
Transamerica Emerging Markets Debt	$2,951,868	$4,080,732	$5,515,529	$-	$4,310	-
Transamerica Emerging Markets Opportunities	$3,087,555	N/A	N/A	$518	N/A	N/A
Transamerica Event Driven	$952,831	$1,277,855	$1,370,040	$35,578	$71,112	$100,776
Transamerica Floating Rate	$547,001	$3,512,664	$4,575,330	$263,357	$68,229	$72,525
Transamerica Global Equity	$679,069	$789,417	$925,290	$71,341	$159,424	$119,415
Transamerica Government Money Market	$689,832	$2,747,603	$2,419,499	$2,759,320	$485,121	$776,802
Transamerica High Yield Bond	$10,730,062	$7,843,516	$8,946,630	$86,366	$245,653	$564,767
Transamerica High Yield ESG	$(31,089)	N/A	N/A	$58,894	N/A	N/A
Transamerica High Yield Muni	$445,193	$495,529	$553,542	$82,514	$77,949	$25,733
Transamerica Inflation Opportunities	$611,300	$813,164	$1,010,521	$17,040	$4,531	$4,788
Transamerica Intermediate Bond	$7,920,599	$10,525,992	$11,302,846	$36,908	$54,954	$293,364
Transamerica Intermediate Muni	$7,049,127	$6,112,237	$6,121,835	$1,183,870	$296,109	-
Transamerica International Equity	$30,327,361	$35,072,589	$40,981,526	$102,388	$98,681	$38,568
Transamerica International Growth	$9,388,383	$8,526,362	$10,918,077	$785	$559	$67
Transamerica International Small Cap Value	$5,254,026	$5,873,732	$8,208,168	$-	-	-
Transamerica International Stock	$692,434	$(116,500)	$(23,183)	$50,633	$271,299	$24,463
Transamerica Large Cap Value	$11,226,881	$13,221,316	$14,624,113	$138,653	$66,883	-
Transamerica Mid Cap Growth	$2,315,263	$600,850	$1,080,949	$1,292	$100,445	$222,072
Transamerica Mid Cap Value	$1,008,415	$1,236,012	$1,560,858	$-	-	-
Transamerica Mid Cap Value Opportunities	$8,565,211	$10,584,915	$10,273,642	$117,651	$627,978	$1,159,521
Transamerica MLP & Energy Income	$2,207,891	$3,206,112	$3,514,985	$25,251	$19,893	$30,461
Transamerica Multi-Asset Income	$1,428,444	$1,127,242	$1,045,176	$120,752	$61,210	$31,836
Transamerica Multi-Managed Balanced	$6,482,352	$6,287,548	$6,643,661	$-	$2,542	$3,907
Transamerica Short-Term Bond	$11,331,050	$13,372,059	$15,361,656	$-	-	-
Transamerica Small Cap Growth	$1,446,467	$1,131,398	$1,161,965	$16,959	$95,606	$193,051
Transamerica Small Cap Value	$1,050,763	$1,895,351	$2,160,491	$75,692	$16,550	$298,684
Transamerica Small/Mid Cap Value	$5,456,807	$6,323,853	$6,808,989	$-	$1,774	$2,754
Transamerica Sustainable Bond	$(52,511)	N/A	N/A	$78,047	N/A	N/A
Transamerica Sustainable Equity Income	$3,462,441	$3,860,809	$4,752,411	$2,154	$1,186	$5
Transamerica Total Return	$3,718,134	$4,455,945	$4,330,803	$406,410	$374,151	$168,057
Transamerica Unconstrained Bond	$8,557,548	$4,630,997	$3,929,871	$79,397	$7,201	$4,098
Transamerica US Growth	$10,833,543	$7,898,748	$7,759,248	$3,519	$28,122	$7,536
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Fund Name	Management Fees Recaptured
	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$-	-	$1,398
Transamerica Asset Allocation – Growth Portfolio	$-	$11,050	$3,391
Transamerica Asset Allocation – Moderate Growth Portfolio	$-	-	$5,883
Transamerica Asset Allocation – Moderate Portfolio	$-	-	$3,142
Transamerica Bond	$26,297	$5,882	$114
Transamerica Capital Growth	$-	$52,404	$387
Transamerica Core Bond	$-	-	-
Transamerica Dynamic Income	$1,327	$8,660	$10,715
Transamerica Emerging Markets Debt	$-	$4,310	-
Transamerica Emerging Markets Opportunities	$431	N/A	N/A
Transamerica Event Driven	$7,382	$95,140	$4,482
Transamerica Floating Rate	$104,875	$32,850	$2,048
Transamerica Global Equity	$22,705	$71,655	$31,980
Transamerica Government Money Market	$149,727	$234,866	$311,226
Transamerica High Yield Bond	$52,168	$15,699	$19,031
Transamerica High Yield ESG	$-	N/A	N/A
Transamerica High Yield Muni	$357	$12,572	$13,247
Transamerica Inflation Opportunities	$11,311	$1,698	$4,209
Transamerica Intermediate Bond	$2,527	$2,366	$7,607
Transamerica Intermediate Muni	$-	-	-
Transamerica International Equity	$20,505	$48,304	$22,968
Transamerica International Growth	$9	$33	$11
Transamerica International Small Cap Value	$-	-	-
Transamerica International Stock	$109,748	$84,724	-
Transamerica Large Cap Value	$-	-	-
Transamerica Mid Cap Growth	$24,706	$56,500	$11,531
Transamerica Mid Cap Value	$-	-	-
Transamerica Mid Cap Value Opportunities	$7,470	$86,747	$30,804
Transamerica MLP & Energy Income	$2,013	$4,496	$20,870
Transamerica Multi-Asset Income	$15,933	$37,020	$52,067
Transamerica Multi-Managed Balanced	$-	-	$434
Transamerica Short-Term Bond	$-	-	-
Transamerica Small Cap Growth	$17,433	$14,885	$21,483
Transamerica Small Cap Value	$70,928	$2,778	$4,412
Transamerica Small/Mid Cap Value	$-	-	$1,486
Transamerica Sustainable Bond	$-	N/A	N/A
Transamerica Sustainable Equity Income	$1,070	$699	$1
Transamerica Total Return	$-	$133,557	-
Transamerica Unconstrained Bond	$-	-	$2
Transamerica US Growth	$3,393	$22,379	$776
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as
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the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
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Fund	Expense Cap							Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class R	Class R3	Class R6
Transamerica Asset Allocation – Conservative Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.95%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Growth Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.95%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Moderate Growth Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.85%	N/A	N/A	March 1, 2022
Transamerica Asset Allocation – Moderate Portfolio[1]	0.60%	1.35%	0.35%	N/A	0.85%	N/A	N/A	March 1, 2022
Transamerica Bond	0.97%	1.65%	0.50%	0.52%	N/A	N/A	0.52%	March 1, 2022
Transamerica Capital Growth	1.16%	1.90%	0.88%	0.78%	N/A	N/A	0.78%	March 1, 2022
Transamerica Core Bond	N/A	N/A	N/A	0.54%	N/A	N/A	N/A	March 1, 2022
Transamerica Dynamic Income	0.92%	1.67%	0.67%	N/A	N/A	N/A	N/A	March 1, 2022
Transamerica Emerging Markets Debt	1.25%	2.00%	0.85%	0.85%	N/A	N/A	0.85%	March 1, 2022
Transamerica Emerging Markets Opportunities	1.55%	2.30%	0.98%	0.95%	N/A	1.70%	0.95%	March 1, 2022
Transamerica Event Driven	1.60%	N/A	1.35%	1.35%	N/A	N/A	N/A	March 1, 2022
Transamerica Floating Rate	1.05%	1.80%	0.80%	0.80%	N/A	N/A	N/A	March 1, 2022
Transamerica Global Equity	1.35%	2.10%	1.10%	1.05%	N/A	N/A	1.05%	March 1, 2022
Transamerica Government Money Market	0.73%	1.48%	0.38%	0.38%	N/A	N/A	N/A	March 1, 2022
Transamerica High Yield Bond[2]	1.09%	1.85%	0.79%	0.67%	N/A	N/A	0.67%	March 1, 2022
Transamerica High Yield ESG[3]	1.00%	1.75%	0.85%	0.75%	N/A	1.15%	0.75%	March 1, 2022
Transamerica High Yield Muni[4]	1.01%	1.76%	0.76%	0.76%	N/A	N/A	N/A	March 1, 2022
Transamerica Inflation Opportunities	1.00%	1.71%	0.65%	0.64%	N/A	N/A	0.64%	March 1, 2022
Transamerica Intermediate Bond	N/A	N/A	N/A	0.50%	N/A	N/A	N/A	March 1, 2022
Transamerica Intermediate Muni[4]	0.85%	1.60%	0.49%	0.60%	N/A	N/A	N/A	March 1, 2022
Transamerica International Equity	1.25%	2.00%	1.00%	0.90%	N/A	N/A	0.90%	March 1, 2022
Transamerica International Growth[5]	1.20%	1.95%	1.05%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica International Small Cap Value	N/A	N/A	1.22%	1.12%	N/A	N/A	1.22%	March 1, 2022
Transamerica International Stock	1.25%	N/A	1.00%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica Large Cap Value[6]	1.15%	1.90%	0.83%	0.72%	N/A	N/A	0.72%	March 1, 2022
Transamerica Mid Cap Growth	1.30%	2.05%	0.98%	0.85%	N/A	N/A	N/A	March 1, 2022
Transamerica Mid Cap Value	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	March 1, 2022
Transamerica Mid Cap Value Opportunities	1.20%	1.95%	0.90%	0.80%	N/A	N/A	0.80%	March 1, 2022
Transamerica MLP & Energy Income	1.60%	2.35%	1.35%	1.25%	N/A	N/A	N/A	March 1, 2022
Transamerica Multi-Asset Income[7]	1.12%	1.87%	0.72%	0.83%	N/A	N/A	N/A	March 1, 2022
Transamerica Multi-Managed Balanced	1.15%	1.90%	0.83%	0.73%	N/A	N/A	0.73%	March 1, 2022
Transamerica Short-Term Bond	0.84%	1.56%	0.57%	0.50%	N/A	N/A	0.50%	March 1, 2022
Transamerica Small Cap Growth	1.40%	2.15%	1.15%	1.00%	N/A	N/A	1.00%	March 1, 2022
Transamerica Small Cap Value	1.30%	2.05%	1.05%	0.95%	N/A	N/A	0.95%	March 1, 2022
Transamerica Small/Mid Cap Value	1.37%	2.05%	1.00%	0.90%	N/A	N/A	0.90%	March 1, 2022
Transamerica Sustainable Bond	0.80%	1.55%	0.50%	0.45%	N/A	0.85%	0.45%	March 1, 2022
Transamerica Sustainable Equity Income[8]	1.15%	1.90%	0.90%	0.83%	N/A	N/A	0.83%	March 1, 2022
Transamerica Total Return	N/A	N/A	N/A	0.68%	N/A	N/A	N/A	March 1, 2022
Transamerica Unconstrained Bond	1.20%	1.20%	0.95%	0.85%	N/A	N/A	N/A	March 1, 2022
Transamerica US Growth*	1.16%	1.86%	0.86%	0.76%	N/A	N/A	N/A	March 1, 2022
* Class T: 0.79%.
1 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
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2 The Investment Manager has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2023.
3 The Investment Manager has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.
4 The Investment Manager has agreed to further reduce Fund Operating Expenses by waiving 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2022. Acquired fund fees are included within the fund’s expense cap for Transamerica Intermediate Muni.
5 The Investment Manager has contractually agreed to reimburse certain per account transfer agency fees on Class I shares through March 1, 2022.
6 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fee on Class I shares of Transamerica Large Cap Value. TAM has agreed that this contractual reimbursement arrangement would remain in place through March 1, 2022.
7 Effective May 1, 2019, TAM agreed that the existing expense caps for all share classes of Transamerica Multi-Asset Income would remain in place through March 1, 2022. Also effective May 1, 2019, TAM agreed through March 1, 2022 to waive fees and/or reimburse fund expenses to the extent that the total fund operating expenses exceed 0.72% for Class I shares of Transamerica Multi-Asset Income.
8 The Investment Manager has contractually agreed to reimburse 0.09% of the sub-transfer agency fees on Class I shares through March 1, 2022.
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Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
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Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and
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accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.

Aegon Asset Management UK plc (formerly Kames Capital plc), located at 3 Lochside Crescent, Edinburgh EH12 9SA, is a registered investment adviser. Aegon Asset Management UK plc is a wholly-owned subsidiary of publicly-traded Aegon NV, a Netherlands-based insurer that offers life insurance, corporate pensions, and individual savings and retirement products in Europe, the Americas and Asia, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
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Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Asset Allocation – Conservative
Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Asset Allocation – Moderate Growth
Portfolio
	Goldman Sachs Asset Management, L.P.	0.070% of the first $1 billion 0.055% over $1 billion up to $3 billion 0.050% over $3 billion up to $5 billion 0.045% over $5 billion up to $7 billion 0.0425% in excess of $7 billion(1)
Transamerica Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Capital Growth(2)	Morgan Stanley Investment Management Inc.	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
Transamerica Core Bond(3)	J.P. Morgan Investment Management Inc.	0.11%
Transamerica Dynamic Income	QS Investors, LLC	0.07% of the first $250 million 0.06% over $250 million up to $500 million 0.05% over $500 million up to $1.5 billion 0.04% over $1.5 billion up to $2.5 billion 0.03% in excess of $2.5 billion
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC	0.27% of the first $250 million 0.24% over $250 million up to $400 million 0.20% in excess of $400 million
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	0.40% of the first $250 million 0.33% in excess of $250 million
Transamerica Event Driven	Advent Capital Management, LLC	0.75% of the first $50 million; 0.65% over $50 million up to $300 million; 0.60% in excess of $300 million
Transamerica Floating Rate	Aegon USA Investment Management, LLC	0.25% of the first $1 billion 0.23% over $1 billion up to $1.5 billion 0.22% over $1.5 billion up to $2 billion 0.21% in excess of $2 billion
Transamerica Global Equity	Rockefeller & Co. LLC	0.365% of the first $2 billion 0.355% in excess of $2 billion
Transamerica Government Money Market	BlackRock Investment Management, LLC	0.024%
Transamerica High Yield Bond(4)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield ESG(4)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield Muni	Belle Haven Investments, L.P.	0.25% of the first $500 million 0.24% over $500 million up to $1 billion 0.225% in excess of $1 billion
Transamerica Inflation Opportunities(5)	PineBridge Investments LLC	0.15% of the first $250 million 0.10% over $250 million up to $1 billion 0.08% in excess of $1 billion
Transamerica Intermediate Bond(6)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
0.18% of the first $150 million
0.16% over $150 million up to $350 million
0.15% over $350 million up to $650 million
0.135% over $650 million up to $1 billion
0.12% over $1 billion up to $1.5 billion
0.115% over $1.5 billion up to $2 billion
0.11% over $2 billion up to $3 billion
0.105% in excess of $3 billion

Transamerica International Equity(7)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica International Growth(8)	TDAM USA Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% in excess of $750 million
Transamerica International Stock	ClariVest Asset Management LLC	0.25% of the first $500 million 0.23% over $500 million up to $1 billion 0.22% over $1 billion up to $2 billion 0.21% over $2 billion up to $3 billion 0.20% in excess of $3 billion
Transamerica Large Cap Value(9)	Rothschild & Co Asset Management US Inc.	0.144% of the first $1 billion 0.13% over $1 billion up to $3 billion 0.12% in excess of $3 billion
Transamerica Mid Cap Growth	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.	0.40%
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.	0.70% of the first $250 million 0.62% over $250 million up to $500 million 0.55% over $500 million up to $1 billion 0.45% over $1 billion up to $2 billion 0.40% in excess of $2 billion
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC	0.21% of the first $1 billion 0.185% over $1 billion up to $2 billion 0.17% in excess of $2 billion
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(10)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Short-Term Bond(11)	Aegon USA Investment Management, LLC	0.19% of the first $250 million 0.16% over $250 million up to $500 million 0.14% over $500 million up to $1 billion 0.13% in excess of $1 billion
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Peregrine Capital Management, LLC	0.36% of the first $300 million 0.31% over $300 million up to $800 million 0.30% in excess of $800 million
Transamerica Small/Mid Cap Value	Systematic Financial Management, L.P.(12)	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion
	Thompson, Siegel & Walmsley LLC(13)	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Sustainable Equity Income(14)	Aegon Asset Management UK plc	0.20% of the first $200 million 0.15% over $200 million up to $500 million 0.13% in excess of $500 million
Transamerica Total Return(15)	Pacific Investment Management Company LLC	0.25% of the first $1 billion 0.20% in excess of $1 billion
Transamerica Unconstrained Bond(16)	PineBridge Investments LLC	0.25% of the first $1 billion 0.245% over $1 billion up to $2 billion 0.24% in excess of $2 billion
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica US Growth(17)	Wellington Management Company LLP	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
(1)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the funds and Transamerica Goldman Sachs 70/30 Allocation VP.
(2)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the fund, Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley Investment Management Inc. and the portion of the assets of Transamerica Large Growth that are sub-advised by Morgan Stanley Investment Management Inc.
(3)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica JPMorgan Core Bond VP.
(4)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond, Transamerica Aegon High Yield Bond VP and Transamerica High Yield ESG.
(5)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica PineBridge Inflation Opportunities VP.
(6)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the portion of assets of Transamerica Multi-Managed Balanced VP that are sub-advised by Aegon USA Investment Management, LLC. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(7)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity, Transamerica TS&W International Equity VP and Aegon International Equity Fund, a sub-fund of Aegon Global Funds.
(8)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Growth VP.
(9)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Rothschild & Co Large Cap Value VP.
(10)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Enhanced Index VP and AEGON Balanced Retirement Opportunities plus the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP allocated to J.P. Morgan Investment Management Inc. by TAM from time to time. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(11)
The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.14% of the first $250 million of average daily net assets; 0.11% of average daily net assets over $250 million up to $500 million; 0.09% of average daily net assets over $500 million up to $1 billion; 0.08% of average daily net assets in excess of $1 billion.
(12)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Systematic Financial Management, L.P.
(13)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
(14)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon Sustainable Equity Income VP.
(15)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica PIMCO Total Return VP.
(16)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Inflation-Protected Securities. Effective July 2, 2018, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily net assets). This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(17)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP.
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Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$565,407	$663,619	$781,231
Transamerica Asset Allocation – Growth Portfolio	$755,849	$874,891	$1,010,865
Transamerica Asset Allocation – Moderate Growth Portfolio	$1,139,016	$1,284,341	$1,454239
Transamerica Asset Allocation – Moderate Portfolio	$878,433	$1,005,986	$1,177,897
Transamerica Bond	$1,397,011	$924,050	$688,568
Transamerica Capital Growth	$6,587,592	$5,277,196	$3,371,170
Transamerica Core Bond	$1,124,598	$1,265,522	$1,372,966
Transamerica Dynamic Income	$98,503	$136,708	$188,781
Transamerica Emerging Markets Debt	$1,171,928	$1,546,717	$1,808,050
Transamerica Emerging Markets Opportunities	$1,388,878	N/A	N/A
Transamerica Event Driven	$578,897	$736,716	$858,963
Transamerica Floating Rate	$275,203	$1,385,954	$1,814,773
Transamerica Global Equity	$335,542	$386,848	$440,062
Transamerica Government Money Market	$337,290	$305,221	$464,088
Transamerica High Yield Bond	$2,842,721	$2,183,987	$2,568,654
Transamerica High Yield ESG	$7,134	N/A	N/A
Transamerica High Yield Muni	$243,639	$259,679	$262,034
Transamerica Inflation Opportunities	$221,224	$293,847	$356,500
Transamerica Intermediate Bond	$1,478,231	$1,889,537	$2,014,235
Transamerica Intermediate Muni	$2,668,537	$2,131,993	$2,043,812
Transamerica International Equity	$11,743,771	$13,575,292	$15,837,320
Transamerica International Growth	$3,251,548	$2,950,788	$4,186,619
Transamerica International Small Cap Value	$2,575,619	$2,880,838	$3,976,197
Transamerica International Stock	$221,331	$24,114	$439
Transamerica Large Cap Value	$3,011,411	$3,526,069	$3,809,748
Transamerica Mid Cap Growth	$1,055,300	$303,005	$645,782
Transamerica Mid Cap Value	$461,467	$571,572	$728,146
Transamerica Mid Cap Value Opportunities	$3,354,363	$4,292,930	$4,395,960
Transamerica MLP & Energy Income	$1,379,689	$1,977,625	$2,151,616
Transamerica Multi-Asset Income	$559,701	$443,981	$421,360
Transamerica Multi-Managed Balanced	$1,162,275,	$1,271,171	$1,337,589
Transamerica Short-Term Bond	$2,725,574	$3,174,529	$3,596,165
Transamerica Small Cap Growth	$687,995	$578,195	$636,134
Transamerica Small Cap Value	$470,266	$859,106	$1,092,533
Transamerica Small/Mid Cap Value	$2,239,108	$2,581,960	$2,787,336
Transamerica Sustainable Bond	$7,393	N/A	N/A
Transamerica Sustainable Equity Income	$907,715	$995,008	$1,215,907
Transamerica Total Return	$1,329,283	$1,504,848	$1,426,866
Transamerica Unconstrained Bond	$3,275,358	$1,740,094	$1,463,803
Transamerica US Growth	$2,429,890	$2,005,151	$2,064,000
Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio (the “Asset Allocation funds”)
On August 28, 2020, TAM hired Goldman Sachs Asset Management, L.P. as sub-adviser to the Asset Allocation funds to furnish day-to-day investment advice and recommendations to the funds. Prior to August 28, 2020, Morningstar Investment Management LLC served as a portfolio construction manager to the Asset Allocation funds.
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Transamerica Government Money Market
On November 1, 2018, TAM hired BlackRock Investment Management, LLC as sub-adviser to Transamerica Government Money Market to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to the fund.
Transamerica International Growth
On March 1, 2018, TAM hired TDAM USA Inc. as sub-adviser to Transamerica International Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to March 1, 2018, MFS Investment Management served as sub-adviser to the fund. MFS Investment Management was paid $1,787,786 for the fiscal year ended October 31, 2018.
Transamerica Large Cap Value
On December 1, 2020, TAM hired Rothschild & Co Asset Management US Inc. as sub-adviser to Transamerica Large Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2020, Levin Easterly Partners LLC served as sub-adviser to the fund.
Transamerica Mid Cap Growth
On December 1, 2018, TAM hired Wellington Management Company LLP as sub-adviser to Transamerica Mid Cap Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2018, Quantum Capital Management, LLP (“Quantum”) served as sub-adviser to the fund.
Transamerica Small Cap Value
On November 1, 2018, TAM hired Peregrine Capital Management, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Boston Advisors, LLC (“Boston Advisors”) served as sub-adviser to the fund.
Transamerica Sustainable Equity Income
On December 1, 2020, TAM hired Aegon Asset Management UK plc as sub-adviser to Transamerica Sustainable Equity Income to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2020, Barrow, Hanley, Mewhinney & Strauss, LLC served as sub-adviser to the fund.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class I and Class R3 shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
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Class A, C, R, T *
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I*
Open Direct Account	$24.00 per account
Open Networked Account	$12.00 per account
Closed Account	$2.00 per account
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 10 bps
Class I2, R6*
Asset Fee to TFS	0.75 bps
Class R3*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	Up to 15 bps
*
Applicable out-of pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
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The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$295,638	$209,806	$228,927	$47,693	$34,089	$36,518
Transamerica Asset Allocation – Growth Portfolio	$525,982	$664,347	$822,473	$82,248	$104,655	$128,052
Transamerica Asset Allocation – Moderate Growth Portfolio	$672,625	$840,917	$1,226,878	$106,227	$135,217	$199,033
Transamerica Asset Allocation – Moderate Portfolio	$392,704	$480,416	$676,316	$63,227	$77,361	$109,404
Transamerica Bond	$272,964	$390,152	$245,954	$51,699	$75,182	$49,002
Transamerica Capital Growth	$3,783,000	$2,993,427	$2,442,660	$595,408	$466,554	$375,004
Transamerica Core Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Dynamic Income	$18,357	$25,020	$28,979	$3,307	$4,754	$5,724
Transamerica Emerging Markets Debt	$3,530	$8,042	$24,587	$655	$1,419	$4,754
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Event Driven	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Floating Rate	$25,849	$48,713	$41,230	$4,544	$8,575	$7,651
Transamerica Global Equity	$14,350	$22,210	$50,361	$2,189	$3,387	$7,822
Transamerica Government Money Market	-	-	$1,078	-	-	$356
Transamerica High Yield Bond	$113,833	$96,257	$110,263	$21,480	$17,843	$20,736
Transamerica High Yield ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Muni	$35,065	$31,114	$16,427	$8,519	$8,065	$3,813
Transamerica Inflation Opportunities	$2,704	$201	$1,193	$539	$38	$246
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Muni	$273,106	$279,037	$179,268	$67,842	$69,252	$43,608
Transamerica International Equity	$60,134	$82,074	$355,651	$9,189	$13,610	$56,399
Transamerica International Growth	$4,286	$2,830	$956	$603	$431	$188
Transamerica International Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Stock	$456	$109	N/A	$73	$14	N/A
Transamerica Large Cap Value	$60,809	$225,612	$352,901	$9,940	$37,191	$57,097
Transamerica Mid Cap Growth	$16,229	$34,037	$13,651	$2,633	$5,327	$2,120
Transamerica Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	$54,814	$65,820	$99,208	$8,817	$10,296	$15,379
Transamerica MLP & Energy Income	$62,440	$11,990	$42,862	$9,981	$1,790	$6,528
Transamerica Multi-Asset Income	$306,061	$174,112	$120,232	$52,124	$28,576	$19,277
Transamerica Multi-Managed Balanced	$736,019	$733,146	$569,987	$121,349	$125,115	$93,501
Transamerica Short-Term Bond	$217,588	$146,833	$183,151	$39,188	$28,358	$37,574
Transamerica Small Cap Growth	$26,087	$27,868	$17,917	$3,993	$4,579	$2,640
Transamerica Small Cap Value	$5,635	$2,780	$4,204	$888	$396	$695
Transamerica Small/Mid Cap Value	$107,754	$236,344	$273,514	$17,141	$37,311	$42,603
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Sustainable Equity Income	$28,535	$33,601	$80,846	$5,240	$5,490	$13,192
Transamerica Total Return	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Unconstrained Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica US Growth	$252,623	$226,928	$215,848	$40,164	$35,955	$33,233

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation – Conservative Portfolio	$47,693	$4,760	$0	$145,059
Transamerica Asset Allocation – Growth Portfolio	$82,248	$23,968	$0	$198,493
Transamerica Asset Allocation – Moderate Growth Portfolio	$106,227	$39,978	$0	$388,490
Transamerica Asset Allocation – Moderate Portfolio	$63,227	$15,585	$0	$334,586
68

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Bond	$51,699	$27,638	$0	$(169,695)
Transamerica Capital Growth	$595,408	$63,463	$0	$(470,512)
Transamerica Core Bond	N/A	N/A	$0	N/A
Transamerica Dynamic Income	$3,307	$844	$0	$110,458
Transamerica Emerging Markets Debt	$655	$256	$0	$7,799
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A
Transamerica Event Driven	N/A	N/A	$0	N/A
Transamerica Floating Rate	$4,544	$12,262	$0	$9,389
Transamerica Global Equity	$2,189	$142	$0	$10,262
Transamerica Government Money Market	$0	$39,870	$0	$(8,973)
Transamerica High Yield Bond	$21,480	$5,865	$0	$16,254
Transamerica High Yield ESG	N/A	N/A	$0	N/A
Transamerica High Yield Muni	$8,519	$3,446	$0	$(3,220)
Transamerica Inflation Opportunities	$539	$0	$0	$994
Transamerica Intermediate Bond	N/A	N/A	$0	N/A
Transamerica Intermediate Muni	$67,842	$15,056	$0	$(40,628)
Transamerica International Equity	$9,189	$1,869	$0	$47,792
Transamerica International Growth	$603	$0	$0	$(4)
Transamerica International Small Cap Value	N/A	N/A	$0	N/A
Transamerica International Stock	$73	$0	$0	$(13)
Transamerica Large Cap Value	$9,940	$7,451	$0	$33,670
Transamerica Mid Cap Growth	$2,633	$40	$0	$706
Transamerica Mid Cap Value	N/A	N/A	$0	N/A
Transamerica Mid Cap Value Opportunities	$8,817	$3,159	$0	$8,878
Transamerica MLP & Energy Income	$9,981	$1,262	$0	$8,801
Transamerica Multi-Asset Income	$52,124	$19,376	$0	$(86,082)
Transamerica Multi-Managed Balanced	$121,349	$19,440	$0	$(50,980)
Transamerica Short-Term Bond	$39,188	$72,501	$0	$(397,830)
Transamerica Small Cap Growth	$3,993	$70	$0	$5,301
Transamerica Small Cap Value	$888	$18	$0	$1,115
Transamerica Small/Mid Cap Value	$17,141	$4,153	$0	$97,571
Transamerica Sustainable Bond	N/A	N/A	$0	N/A
Transamerica Sustainable Equity Income	$5,240	$81	$0	$1,101
Transamerica Total Return	N/A	N/A	$0	N/A
Transamerica Unconstrained Bond	N/A	N/A	$0	$0
Transamerica US Growth	$40,164	$949	$0	$1,210
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class A, Class C, Class R and Class R3 shares of the funds, as applicable. Class I, Class I2, Class R6, and Class T shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
69

Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class A shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class A shares. For Class C shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 1.00% of the average daily net assets of the fund’s Class C shares. For Class R and Class R3 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R and Class R3 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class A, Class C, Class R or Class R3 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2020	2019	2018
Transamerica Asset Allocation – Conservative Portfolio	$3,323,628	$3,919,038	$5,752,777
Transamerica Asset Allocation – Growth Portfolio	$5,568,413	$6,691,316	$9,698,031
Transamerica Asset Allocation – Moderate Growth Portfolio	$9,565,013	$11,441,093	$16,302,757
Transamerica Asset Allocation – Moderate Portfolio	$6,506,308	$7,959,961	$11,448,371
Transamerica Bond	$4,841,484	$4,249,405	$1,003,470
Transamerica Capital Growth	$13,734,365	$9,079,539	$8,170,857
Transamerica Dynamic Income	$927,249	$1,330,956	$1,718,045
70

Fund	2020	2019	2018
Transamerica Emerging Markets Debt	$973,586	$1,424,667	$503,578
Transamerica Emerging Markets Opportunities	$0	N/A	N/A
Transamerica Event Driven	$2,213	$1,744	$9,212
Transamerica Floating Rate	$454,878	$672,518	$1,006,950
Transamerica Global Equity	$374,152	$486,962	$597,744
Transamerica Government Money Market	$269,022	$629,629	$2,421,413
Transamerica High Yield Bond	$2,379,371	$1,213,512	$1,491,012
Transamerica High Yield ESG	$0	N/A	N/A
Transamerica High Yield Muni	$362,766	$425,691	$367,971
Transamerica Inflation Opportunities	$33,495	$22,950	$9,724
Transamerica Intermediate Muni	$4,793,714	$6,028,955	$4,220,133
Transamerica International Equity	$8,606,086	$8,163,968	$3,440,849
Transamerica International Growth	$718	$475	$873
Transamerica International Small Cap Value	$727,590	$453,943	N/A
Transamerica International Stock	$4,100	$4,060	$22,158
Transamerica Large Cap Value	$815,109	$1,916,042	$2,023,265
Transamerica Mid Cap Growth	$57,305	$48,845	$104,965
Transamerica Mid Cap Value Opportunities	$2,327,157	$1,843,632	$1,593,435
Transamerica MLP & Energy Income	$210,790	$270,018	$415,631
Transamerica Multi-Asset Income	$1,429,018	$1,074,108	$437,976
Transamerica Multi-Managed Balanced	$5,408,935	$4,725,438	$5,014,148
Transamerica Short-Term Bond	$10,562,172	$12,321,435	$12,263,502
Transamerica Small Cap Growth	$245,146	$214,052	$318,975
Transamerica Small Cap Value	$53,960	$61,063	$36,527
Transamerica Small/Mid Cap Value	$2,851,623	$4,182,963	$1,535,274
Transamerica Sustainable Bond	$0	N/A	N/A
Transamerica Sustainable Equity Income	$276,410	$311,087	$533,423
Transamerica Unconstrained Bond	$2,060	$2,779	$0
Transamerica US Growth	$4,066,524	$3,424,636	$1,332,737
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2020 with respect to Class A, Class C, Class I, Class R and Class R3* shares of the funds.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation – Conservative Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$1,488,857	$889,042	$0	$0
Compensation to Sales Personnel	195,669	70,081	672	11,432
Printing and Postage	12,799	4,221	33	662
Promotional Expenses	58,354	19,243	152	3,017
Travel	27,634	9,112	72	1,429
Office and Other Expenses	383,758	126,548	998	19,843
TOTALS	$2,167,071	$1,118,247	$1,927	$36,383

Transamerica Asset Allocation – Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$2,098,533	$1,462,523	$25,975	$0
Compensation to Sales Personnel	428,019	109,600	1,075	23,004
Printing and Postage	29,302	6,819	61	1,475
Promotional Expenses	133,592	31,089	276	6,726
Travel	63,262	14,722	131	3,185
Office and Other Expenses	878,544	204,452	1,818	44,230
TOTALS	$3,631,252	$1,829,205	$29,336	$78,620

Transamerica Asset Allocation – Moderate Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$3,664,042	$2,490,720	$31,139	$0
Compensation to Sales Personnel	719,322	184,098	1,355	38,672
Printing and Postage	50,102	11,823	75	2,605
71

Transamerica Asset Allocation – Moderate Growth Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Promotional Expenses	228,424	53,905	341	11,875
Travel	108,171	25,527	161	5,624
Office and Other Expenses	1,502,197	354,498	2,240	78,097
TOTALS	$6,272,258	$3,120,571	$35,311	$136,873

Transamerica Asset Allocation – Moderate Portfolio
Promotion and Distribution Expenses	Class A	Class C	Class R	Class I
Compensation to dealers	$2,572,176	$1,811,844	$0	$0
Compensation to Sales Personnel	431,515	132,741	3,027	28,175
Printing and Postage	29,876	8,682	107	1,834
Promotional Expenses	136,210	39,583	487	8,360
Travel	64,502	18,744	231	3,959
Office and Other Expenses	895,762	260,310	3,202	54,981
TOTALS	$4,130,041	$2,271,904	$7,054	$97,309

Transamerica Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$387,480	$1,023,075	$0	$0
Compensation to Sales Personnel	116,184	81,508	1,841,374	4,015
Printing and Postage	3,270	2,309	31,189	45
Promotional Expenses	14,907	10,525	142,196	205
Travel	7,059	4,984	67,337	97
Office and Other Expenses	98,033	69,216	935,131	1,345
TOTALS	$626,933	$1,191,617	$3,017,227	$5,707

Transamerica Capital Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$1,604,134	$3,313,422	$0	$0
Compensation to Sales Personnel	838,550	399,431	3,624,674	11,747
Printing and Postage	23,704	13,065	66,937	866
Promotional Expenses	108,069	59,565	305,174	3,948
Travel	51,176	28,207	144,516	1,870
Office and Other Expenses	710,697	391,720	2,006,930	25,963
TOTALS	$3,336,330	$4,205,410	$6,148,231	$44,394

Transamerica Dynamic Income
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$125,497	$509,146	$0
Compensation to Sales Personnel	28,253	35,481	20,993
Printing and Postage	1,880	2,460	1,174
Promotional Expenses	8,571	11,213	5,354
Travel	4,059	5,310	2,536
Office and Other Expenses	56,367	73,743	35,212
TOTALS	$224,627	$637,353	$65,269

Transamerica Emerging Markets Debt
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$21,898	$64,485	$0	$0
Compensation to Sales Personnel	4,898	5,296	347,696	14,458
Printing and Postage	309	292	12,804	252
Promotional Expenses	1,407	1,333	58,374	1,148
Travel	666	631	27,643	544
Office and Other Expenses	9,251	8,767	383,886	7,548
TOTALS	$38,429	$80,804	$830,403	$23,950

72

Transamerica Emerging Markets Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	N/A	N/A
Compensation to Sales Personnel	N/A	N/A	N/A	N/A
Printing and Postage	N/A	N/A	N/A	N/A
Promotional Expenses	N/A	N/A	N/A	N/A
Travel	N/A	N/A	N/A	N/A
Office and Other Expenses	N/A	N/A	N/A	N/A
TOTALS	$0	$0	$0	$0

Transamerica Event Driven
Promotion and Distribution Expenses	Class A	Class I
Compensation to dealers	$0	$0
Compensation to Sales Personnel	N/A	586
Printing and Postage	N/A	43
Promotional Expenses	N/A	197
Travel	N/A	93
Office and Other Expenses	N/A	1,294
TOTALS	$0	$2,213

Transamerica Floating Rate
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$44,733	$142,368	$0
Compensation to Sales Personnel	16,130	11,550	89,918
Printing and Postage	576	613	2,794
Promotional Expenses	2,627	2,796	12,738
Travel	1,244	1,324	6,032
Office and Other Expenses	17,279	18,385	83,771
TOTALS	$82,589	$177,036	$195,253

Transamerica Global Equity
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$130,714	$58,440	$0	$0
Compensation to Sales Personnel	28,099	3,980	17,946	37
Printing and Postage	1,997	272	1,307	3
Promotional Expenses	9,106	1,242	5,958	12
Travel	4,312	588	2,821	6
Office and Other Expenses	59,883	8,168	39,180	81
TOTALS	$234,111	$72,690	$67,212	$139

Transamerica Government Money Market
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$153,334	$36,820	$0
Compensation to Sales Personnel	N/A	12,935	16,622
Printing and Postage	N/A	601	707
Promotional Expenses	N/A	2,742	3,221
Travel	N/A	1,298	1,525
Office and Other Expenses	N/A	18,032	21,185
TOTALS	$153,334	$72,428	$43,260

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$212,337	$209,818	$0	$0
Compensation to Sales Personnel	61,055	12,720	1,380,106	27,172
Printing and Postage	2,067	649	9,219	695
Promotional Expenses	9,423	2,959	42,032	3,169
Travel	4,462	1,401	19,904	1,501
Office and Other Expenses	61,966	19,457	276,418	20,841
TOTALS	$351,310	$247,004	$1,727,679	$53,378

73

Transamerica High Yield ESG
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	$0	N/A
Compensation to Sales Personnel	N/A	N/A	0	N/A
Printing and Postage	N/A	N/A	0	N/A
Promotional Expenses	N/A	N/A	0	N/A
Travel	N/A	N/A	0	N/A
Office and Other Expenses	N/A	N/A	0	N/A
TOTALS	$0	$0	$0	$0

Transamerica High Yield Muni
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$29,309	$89,942	$0
Compensation to Sales Personnel	15,190	8,907	113,870
Printing and Postage	551	339	1,910
Promotional Expenses	2,513	1,544	8,707
Travel	1,190	731	4,123
Office and Other Expenses	16,526	10,157	57,257
TOTALS	$65,279	$111,620	$185,867

Transamerica Inflation Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$2,928	$4,385	$0	$0
Compensation to Sales Personnel	4,378	313	10,598	33
Printing and Postage	51	23	212	2
Promotional Expenses	233	104	965	11
Travel	110	49	457	5
Office and Other Expenses	1,532	685	6,349	72
TOTALS	$9,232	$5,559	$18,581	$123

Transamerica Intermediate Muni
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$428,399	$1,023,217	$0
Compensation to Sales Personnel	148,959	67,869	2,135,848
Printing and Postage	3,053	1,824	21,367
Promotional Expenses	13,920	8,314	97,416
Travel	6,592	3,937	46,132
Office and Other Expenses	91,545	54,678	640,644
TOTALS	$692,468	$1,159,839	$2,941,407

Transamerica International Equity
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$380,682	$321,490	$0	$0
Compensation to Sales Personnel	143,295	25,099	3,996,013	215,137
Printing and Postage	5,304	1,474	79,253	7,452
Promotional Expenses	24,184	6,718	361,328	33,973
Travel	11,452	3,182	171,107	16,088
Office and Other Expenses	159,039	44,183	2,376,215	223,418
TOTALS	$723,956	$402,146	$6,983,916	$496,068

Transamerica International Growth
Promotion and Distribution Expenses	Class A	Class I	Class R6
Compensation to dealers	$346	$0	$0
Compensation to Sales Personnel	82	11	6
Printing and Postage	6	1	0
Promotional Expenses	27	4	2
Travel	13	2	1
Office and Other Expenses	180	24	13
TOTALS	$654	$42	$22

74

Transamerica International Small Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$0	$0	$0
Compensation to Sales Personnel	0	0	436,828
Printing and Postage	0	0	7,712
Promotional Expenses	0	0	35,162
Travel	0	0	16,651
Office and Other Expenses	0	0	231,237
TOTALS	$0	$0	$727,590

Transamerica International Stock
Promotion and Distribution Expenses	Class A	Class I	Class R6
Compensation to dealers	$1,187	$0	$0
Compensation to Sales Personnel	263	256	252
Printing and Postage	19	19	19
Promotional Expenses	88	86	85
Travel	42	41	40
Office and Other Expenses	580	566	557
TOTALS	$2,179	$968	$953

Transamerica Large Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$157,550	$206,166	$0	$0
Compensation to Sales Personnel	24,355	14,139	134,696	1,437
Printing and Postage	1,437	902	4,947	55
Promotional Expenses	6,552	4,115	22,553	250
Travel	3,103	1,948	10,680	118
Office and Other Expenses	43,091	27,058	148,315	1,642
TOTALS	$236,088	$254,328	$321,191	$3,502

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$31,092	$11,506	$0
Compensation to Sales Personnel	3,425	1,008	1,302
Printing and Postage	127	56	55
Promotional Expenses	581	254	250
Travel	275	120	118
Office and Other Expenses	3,822	1,673	1,641
TOTALS	$39,322	$14,617	$3,366

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$44,729	$151,385	$0	$0
Compensation to Sales Personnel	14,772	12,142	760,023	215,395
Printing and Postage	699	640	19,906	8,694
Promotional Expenses	3,187	2,917	90,755	39,636
Travel	1,509	1,381	42,977	18,770
Office and Other Expenses	20,961	19,184	596,836	260,659
TOTALS	$85,857	$187,649	$1,510,497	$543,154

Transamerica MLP & Energy Income
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$34,093	$80,412	$0
Compensation to Sales Personnel	12,807	6,608	25,897
Printing and Postage	497	351	505
Promotional Expenses	2,264	1,598	2,302
Travel	1,072	757	1,090
Office and Other Expenses	14,888	10,510	15,139
TOTALS	$65,621	$100,236	$44,933

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Transamerica Multi-Asset Income
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$105,163	$591,307	$0
Compensation to Sales Personnel	36,880	56,228	218,721
Printing and Postage	1,516	2,183	7,460
Promotional Expenses	6,914	9,951	34,013
Travel	3,274	4,712	16,107
Office and Other Expenses	45,468	65,441	223,680
TOTALS	$199,215	$729,822	$499,981

Transamerica Multi-Managed Balanced
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$1,472,355	$2,034,729	$0	$0
Compensation to Sales Personnel	250,309	200,935	270,916	11,719
Printing and Postage	12,806	8,635	9,249	290
Promotional Expenses	58,386	39,369	42,167	1,321
Travel	27,649	18,643	19,968	626
Office and Other Expenses	383,967	258,903	277,306	8,687
TOTALS	$2,205,472	$2,561,214	$619,606	$22,643

Transamerica Short-Term Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$2,255,197	$2,477,078	$0	$0
Compensation to Sales Personnel	468,478	149,307	2,953,722	37,853
Printing and Postage	11,586	5,732	40,814	767
Promotional Expenses	52,822	26,134	186,076	3,498
Travel	25,014	12,376	88,117	1,657
Office and Other Expenses	347,376	171,863	1,223,699	23,006
TOTALS	$3,160,473	$2,842,490	$4,492,428	$66,781

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$38,005	$31,029	$0	$0
Compensation to Sales Personnel	8,411	2,313	94,665	43
Printing and Postage	270	153	1,449	3
Promotional Expenses	1,229	697	6,607	14
Travel	582	330	3,129	7
Office and Other Expenses	8,081	4,586	43,448	95
TOTALS	$56,578	$39,108	$149,298	$162

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$10,129	$5,019	$0	$0
Compensation to Sales Personnel	2,695	345	10,852	28
Printing and Postage	101	25	533	2
Promotional Expenses	459	114	2,428	9
Travel	217	54	1,150	4
Office and Other Expenses	3,016	752	15,967	61
TOTALS	$16,617	$6,309	$30,930	$104

Transamerica Small/Mid Cap Value
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$772,554	$700,239	$0	$0
Compensation to Sales Personnel	140,803	48,619	306,857	29,415
Printing and Postage	8,494	3,203	10,170	763
Promotional Expenses	38,723	14,603	46,367	3,477
Travel	18,338	6,915	21,957	1,646
Office and Other Expenses	254,658	96,032	304,925	22,865
TOTALS	$1,233,570	$869,611	$690,276	$58,166

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Transamerica Sustainable Bond
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	N/A	N/A	$0	N/A
Compensation to Sales Personnel	N/A	N/A	0	N/A
Printing and Postage	N/A	N/A	0	N/A
Promotional Expenses	N/A	N/A	0	N/A
Travel	N/A	N/A	0	N/A
Office and Other Expenses	N/A	N/A	0	N/A
TOTALS	$0	$0	$0	$0

Transamerica Sustainable Equity Income
Promotion and Distribution Expenses	Class A	Class C	Class I	Class R6
Compensation to dealers	$187,301	$37,993	$0	$0
Compensation to Sales Personnel	6,513	2,661	8,850	1
Printing and Postage	368	157	352	0
Promotional Expenses	1,679	716	1,607	0
Travel	795	339	761	0
Office and Other Expenses	11,041	4,708	10,566	2
TOTALS	$207,697	$46,574	$22,136	$3

Transamerica Unconstrained Bond
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$0	$0	$0
Compensation to Sales Personnel	0	0	1,089
Printing and Postage	0	0	26
Promotional Expenses	0	0	117
Travel	0	0	56
Office and Other Expenses	0	0	772
TOTALS	$0	$0	$2,060

Transamerica US Growth
Promotion and Distribution Expenses	Class A	Class C	Class I
Compensation to dealers	$1,814,948	$163,897	$0
Compensation to Sales Personnel	393,459	13,020	210,118
Printing and Postage	27,392	776	10,853
Promotional Expenses	124,884	3,536	49,478
Travel	59,139	1,674	23,431
Office and Other Expenses	821,280	23,252	325,387
TOTALS	$3,241,102	$206,155	$619,267
* Class R3 shares are not currently offered.
Dealer Reallowances
Class A, Class C, Class R3 and Class T Shares Only (not applicable to Class I, Class I2, Class R or Class R6 Shares)
Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.
Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.
Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.
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Class A Share Dealer Reallowances
(all funds except Transamerica Bond, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Floating Rate,
Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities,
Transamerica Intermediate Muni, Transamerica Government Money Market, Transamerica Short-Term Bond and Transamerica Sustainable
Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%(a)
$5 Million to under $50 Million	Plus 0.50%(a)
$50 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances
(Transamerica Bond, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Floating Rate, Transamerica High
Yield Bond, Transamerica High Yield ESG, Transamerica Inflation Opportunities and Transamerica Sustainable Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%(a)
$5 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	2.75%
$50 Thousand to under $100 Thousand	2.00%
$100 Thousand to under $250 Thousand	1.50%
$250 Thousand to under $500 Thousand	1.00%
$500 Thousand to under $1 Million	0.50%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%(a)
$5 Million and above	Plus 0.25%(a)

Class A Share Dealer Reallowances (Transamerica Short-Term Bond)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%(a)

Class C Share Dealer Reallowances (all funds except Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%(b)*

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Class C Share Dealer Reallowances (Transamerica High Yield Muni and Transamerica Intermediate Muni)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	0.75%(b)*

Class T Share Dealer Reallowances (Transamerica US Growth)
Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%
(a)
No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.
(b)
From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.
*
All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.
Note: There is no sales charge on Class A shares of Transamerica Government Money Market.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class A, Class C, Class I, Class I2, Class R, Class R1, Class R2, Class R3, Class R6 and Class T Shares
As stated in the prospectuses, Transamerica Funds currently offers investors a choice of twelve classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T shares. Not all Transamerica Funds offer all classes of shares.
Class A and Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.
Subject to the conditions and circumstances set out below, effective March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least eight years. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than eight years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.
Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, financial intermediaries that submit trades on behalf of underlying investors Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.
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Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.
This SAI only references the Class R shares that are currently offered for investment in the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds. Class R shares of certain other series of Transamerica Funds are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017. Class R2 shares of Transamerica Government Money Market are discussed in a separate SAI.
Class R, R2 and R4 shares of the applicable funds are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans), and are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class R, R2, R4 and I3 shares of the relevant funds are discussed in a separate SAI.
Class R and Class R2 are available only to eligible retirement plans where Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R, R1 and R6 shares of the applicable funds are intended for purchase by participants in certain eligible accounts described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans, IRAs and, with regard to R6 shares only, heath savings plans and health savings accounts under Section 223 of the Internal Revenue Code (eligible plans).
•
Class R, R1 and R6 shares are available only to eligible plans where Class R, R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R3 are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and IRAs.
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1, Class R3 and Class R6 shares in certain investment products or programs
Transamerica US Growth includes Class T shares, which are not available for new investors.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Not all financial intermediaries make all shares available to their clients. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. Certain financial intermediaries through which you may invest in fund shares may impose their own investment fees, policies and procedures for purchasing and selling fund shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of fund shares and the financial intermediary’s policies, procedures and other information.
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Retirement Plans
Class A, Class C, Class I and Class T Only (Not Applicable to Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4 and Class R6 Shares)
Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. UMB Bank, N.A. acts as the custodian or trustee under these plans. TFS charges an annual fee of $17.50 on each such fund account. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, MO 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I, Class I2, Class R3 and Class R6 shares are not subject to the contingent deferred sales charge.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class C (and Class A and Class T, when applicable) in the circumstances described below.
(a) Redemption upon Total Disability or Death
A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.
(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan
A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.
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On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the annualized account value per fund on the day the systematic withdrawal plan was established).
(c) Certain Retirement Plan Withdrawals
CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)
Share Conversion
If you hold Class A, Class C, Class I2, Class R6 and Class T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of TFS to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class R6 shares (as described in the prospectus), you may be eligible to convert Class I shares to Class R6 shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. If you hold Class I shares and are eligible to purchase Class I2 shares (as described in the prospectus), you may be eligible to convert Class I shares to Class I2 shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Class I investors that are no longer eligible for wrap or fee based programs may convert from Class I shares to Class A shares at the request of the financial intermediary. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
A conversion between share classes of the same fund is a nontaxable event.
If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
For investments in separate accounts of insurance companies that invest in Class I2 shares of the funds, orders for Class I2 shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including
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dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions
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vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
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The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)^	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica Asset Allocation – Conservative Portfolio	$ 44	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Asset Allocation – Growth Portfolio	$ 58	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Asset Allocation – Moderate Growth Portfolio	$ 90	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Asset Allocation – Moderate Portfolio	$ 67	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Bond	$ 8	0.00%	$ 150	0.00%	$ 168	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Capital Growth	$ 463,897	3.99%	$ 692,210	5.00%	$ 261,094	1.73%	$ 0.00	0.00%	$ 7	0.00%	$ 3,919	1.50%
Transamerica Core Bond	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Dynamic Income	$ 86,391	0.74%	$ 40,483	0.29%	$ 103,628	0.69%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Emerging Markets Debt	$ 0.00	0.00%	$ 1,932	0.01%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Emerging Markets Opportunities	$ 684,638	5.89%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Event Driven	$ 85,021	0.73%	$ 222,001	1.60%	$ 807,260	5.35%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Floating Rate	$ 652	0.01%	$ 1,230	0.01%	$ 2,623	0.02%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Global Equity	$ 50,154	0.43%	$ 49,212	0.36%	$ 69,018	0.46%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Government Money Market	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica High Yield Bond	$ 8,793	0.08%	$ 0.00	0.00%	$ 1,580	0.01%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica High Yield ESG	$ 63	0.00%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica High Yield Muni	$ 0.00	0.00%	$ 20.00	0.00%	$ 30	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Inflation Opportunities	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Intermediate Bond	$ 40	0.00%	$ 115	0.00%	$ 879	0.01%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Intermediate Muni	$ 39	0.00%	$ 96	0.00%	$ 29	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Equity	$ 1,598,162	13.75%	$ 1,809,001	13.06%	$ 2,502,933	16.59%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Growth	$ 676,644	5.82%	$ 612,036	4.42%	$ 1,063,045	7.04%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Small Cap Value	$ 281,248	2.42%	$ 323,799	2.34%	$ 313,728	2.08%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Stock	$ 63,470	0.55%	$ 40,170	0.29%	$ 1,015	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Large Cap Value	$ 2,823,780	24.29%	$ 2,925,128	21.11%	$ 2,607,196	17.28%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Mid Cap Growth	$ 137,079	1.18%	$ 91,849	0.66%	$ 315,209	2.09%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Mid Cap Value	$ 28,668	0.25%	$ 18,662	0.13%	$ 31,167	0.21%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Mid Cap Value Opportunities	$ 1,425,858	12.27%	$ 2,107,719	15.21%	$ 2,116,847	14.03%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica MLP & Energy Income	$ 72,135	0.62%	$ 137,931	1.00%	$ 133,604	0.89%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Multi-Asset Income	$ 75,079	0.65%	$ 60,856	0.44%	$ 35,710	0.24%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Multi-Managed Balanced	$ 147,904	1.27%	$ 109,741	0.79%	$ 161,686	1.07%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Short-Term Bond	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small Cap Growth	$ 159,197	1.37%	$ 181,249	1.31%	$ 131,779	0.87%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small Cap Value	$ 810,848	6.98%	$ 814,948	5.88%	$ 327,063	2.17%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small/Mid Cap Value - Composite	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small/Mid Cap Value - Systematic Sleeve	$ 145,533	1.25%	$ 102,232	0.74%	$ 83,016	0.55%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small/Mid Cap Value - TS&W Sleeve	$ 622,298	5.36%	$ 711,866	5.14%	$ 721,641	4.78%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Sustainable Bond	$ 0.00	0.00%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Sustainable Equity Income	$ 205,631	1.77%	$ 241,624	1.74%	$ 126,134	0.84%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Total Return	$ 26,553	0.23%	$ 62,733	0.45%	$ 59,557	0.39%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Unconstrained Bond	$ 65,837	0.57%	$ 41,460	0.30%	$ 39,846	0.26%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica US Growth	$ 144,128	1.24%	$ 165,146	1.19%	$ 205,713	1.36%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2020.
Fund Name	Paid as of October 31, 2020
Transamerica Asset Allocation – Conservative Portfolio	$-
Transamerica Asset Allocation – Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Portfolio	$-
Transamerica Bond	$-
Transamerica Capital Growth	$321,817
Transamerica Core Bond	$-
Transamerica Dynamic Income	$-
Transamerica Emerging Markets Debt	$-
Transamerica Emerging Markets Opportunities	$307,789
Transamerica Event Driven	$23,840
Transamerica Floating Rate	$-
Transamerica Global Equity	$31,731
Transamerica Government Money Market	$-
Transamerica High Yield Bond	$-
Transamerica High Yield ESG	$-
Transamerica High Yield Muni	$-
Transamerica Inflation Opportunities	$-
Transamerica Intermediate Bond	$-
Transamerica Intermediate Muni	$-
Transamerica International Equity	$888,075
Transamerica International Growth	$655,347
Transamerica International Small Cap Value	$150,417
Transamerica International Stock	$1,485
Transamerica Large Cap Value	$1,893,938
Transamerica Mid Cap Growth	$86,090
Transamerica Mid Cap Value	$13,002
Transamerica Mid Cap Value Opportunities	$1,177,303
Transamerica MLP & Energy Income	$46,526
Transamerica Multi-Asset Income	$63,394
Transamerica Multi-Managed Balanced - JPMorgan Sleeve	$34,754
Transamerica Short-Term Bond	$-
Transamerica Small Cap Growth	$133,556
Transamerica Small Cap Value	$575,241
Transamerica Small/Mid Cap Value	$540,200
Transamerica Sustainable Bond	$-
Transamerica Sustainable Equity Income	$76,934
Transamerica Total Return	$-
Transamerica Unconstrained Bond	$-
Transamerica US Growth	$84,037
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
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Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2020.
Fund Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	Nomura Holdings, Inc.	Societe Generale	State Street Bank & Trust Co.	UBS Securities LLC	Wells Fargo & Co.
Transamerica Bond	$ 25,116,211	$ 5,282,590	$ 26,646,841	$ 15,114,569	$ 23,513,976	$ 28,379,776	$ 23,188,090	$ 16,675,846	$ -	$ -	$ -	$ 5,113,325	$ 8,253,788
Transamerica Core Bond	$ 6,928,557	$ -	$ 2,131,256	$ 2,959,207	$ 2,434,935	$ 4,248,842	$ 2,133,872	$ 5,194,384	$ 1,013,549	$ 2,053,528	$ -	$ 4,381,626	$ 7,538,589
Transamerica Event Driven	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,023,750	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica High Yield Bond	$ -	$ -	$ 14,177,701	$ 9,481,614	$ 28,112,149	$ 984,082	$ 7,733,068	$ -	$ -	$ 8,944,858	$ -	$ -	$ -
Transamerica High Yield ESG	$ -	$ -	$ 206,214	$ 60,258	$ 212,002	$ -	$ 98,600	$ -	$ -	$ 205,440	$ -	$ -	$ -
Transamerica Inflation Opportunities	$ 2,154,203	$ -	$ 2,650,700	$ 920,306	$ -	$ 670,761	$ -	$ 665,641	$ -	$ -	$ -	$ -	$ -
Transamerica Intermediate Bond	$ 16,872,144	$ -	$ 11,849,841	$ 18,637,076	$ 6,303,587	$ 9,623,923	$ 22,179,972	$ 30,501,039	$ -	$ -	$ -	$ 25,542,217	$ 12,459,810
Transamerica International Equity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 63,121,292	$ -
Transamerica International Stock	$ -	$ -	$ 638,280	$ -	$ 1,345,234	$ -	$ -	$ -	$ 1,219,926	$ 417,475	$ -	$ 1,019,755	$ -
Transamerica Large Cap Value	$ -	$ -	$ -	$ 46,390,400	$ -	$ 53,876,400	$ 24,510,000	$ 64,280,250	$ -	$ -	$ -	$ -	$ -
Transamerica Multi-Asset Income	$ -	$ -	$ -	$ 339,360	$ -	$ -	$ 4,902,000	$ 2,166,750	$ -	$ -	$ -	$ -	$ 1,035,600
Transamerica Multi-Managed Balanced	$ 6,912,655	$ -	$ 2,706,771	$ 9,155,666	$ 1,831,659	$ 3,715,782	$ 6,356,481	$ 12,525,922	$ -	$ -	$ 1,495,235	$ 3,536,520	$ 5,161,545
Transamerica Short-Term Bond	$ 41,353,576	$ 10,480,483	$ 72,708,288	$ 26,245,329	$ 21,847,493	$ 35,273,211	$ 38,435,410	$ 76,564,349	$ -	$ -	$ 13,349,708	$ 16,998,579	$ 24,522,925
Transamerica Small/Mid Cap Value	$ -	$ -	$ -	$ -	$ -	$ -	$ 704,184	$ -	$ -	$ -	$ -	$ -	$ -
Transamerica Sustainable Bond	$ 464,707	$ -	$ 290,248	$ 225,309	$ -	$ -	$ 678,495	$ 139,816	$ -	$ -	$ -	$ -	$ -
Transamerica Sustainable Equity Income	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,976,606	$ -	$ -	$ -	$ -	$ -	$ 14,361,612
Transamerica Total Return	$ 7,211,325	$ -	$ 8,163,103	$ 4,568,415	$ 7,421,745	$ 3,027,012	$ 20,254,629	$ 1,616,139	$ 1,225,964	$ 1,953,427	$ -	$ 4,572,785	$ 9,922,833
Transamerica Unconstrained Bond	$ 12,636,110	$ 1,783,690	$ 10,585,542	$ 6,557,885	$ 5,961,243	$ 8,632,989	$ 6,795,856	$ 2,627,542	$ -	$ 2,133,760	$ -	$ 8,451,891	$10,734,762
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Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 1, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	52.05%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	6.97%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	5.01%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	19.09%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	13.60%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	8.90%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	8.83%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	7.40%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	33.84%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	11.09%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	I	8.53%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	I	8.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	8.12%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Conservative Portfolio	I	6.60%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Conservative Portfolio	I	5.37%
89

Name & Address	Fund Name	Class	Percent
Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 401( 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	38.26%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401( 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	18.72%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	10.21%
Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	10.16%
Mid Atlantic Trust Company FBO Avenel Pharmacy Inc 401(k) Profit S 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	8.52%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	R	5.77%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	19.96%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	8.67%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	A	7.18%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	5.94%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	16.34%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	10.65%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	10.19%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	8.56%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	C	5.50%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	C	5.23%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	23.33%
90

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	I	16.60%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	I	10.25%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	8.90%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	I	8.62%
Matrix Trust Company Cotrustee FBO U.A. Local 393 Defined Contribution PO Box 52129 Phoenix AZ 85072-2129	Transamerica Asset Allocation - Growth Portfolio	I	5.23%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401( 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	29.39%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	R	19.21%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Growth Portfolio	R	14.31%
Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	9.63%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	9.05%
Mid Atlantic Trust Company FBO Id Automation Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	7.96%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	24.55%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	10.35%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.59%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6.10%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	19.10%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	11.14%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	7.62%
91

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	C	7.40%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	C	7.06%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	30.03%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	I	14.47%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	I	9.05%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	I	8.43%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	7.40%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	6.28%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	I	5.25%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	R	29.29%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	21.67%
Pai Trust Company, Inc. Lg Holding LLC 401(k) P/S Plan 1300 Enterprise Dr De Pere WI 54115-4934	Transamerica Asset Allocation - Moderate Growth Portfolio	R	9.28%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	R	8.41%
Matrix Trust Company Cust. FBO Greater Lewisville Therapy Center 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Growth Portfolio	R	5.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	37.19%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	9.75%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	6.02%
92

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	21.72%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	11.44%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	C	9.08%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	8.09%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	6.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	30.04%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	14.13%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	I	8.57%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	8.14%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	I	6.49%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	I	6.34%
Don Firth FBO Jobsinlogistics Com Inc 401(k) Profit Sharing Plan & Trust 17501 Biscayne Blvd Ste 530 Aventura FL 33160-4806	Transamerica Asset Allocation - Moderate Portfolio	R	19.81%
Mid Atlantic Trust Company FBO Smede-Son Steel & Supply Company, I 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	11.22%
State Street Bank And Trust Custodian FBO Adp Access Product 1 Lincoln St Boston MA 02111-2901	Transamerica Asset Allocation - Moderate Portfolio	R	9.84%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	R	9.67%
Mid Atlantic Trust Company FBO Electro Tech, Inc. 401(k) Savings Plan And Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	8.52%
93

Name & Address	Fund Name	Class	Percent
Matrix Trust Company Cust. FBO Vernadero Group, Inc 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	8.18%
Matrix Trust Company Cust. FBO Shives Funeral Home 401k Psp 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	8.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	A	20.08%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	A	11.84%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	A	11.40%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	A	9.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	A	8.62%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	C	27.25%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	C	12.13%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	C	12.08%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	C	10.79%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Bond	C	9.40%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	C	7.84%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Bond	I	18.16%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	I	12.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	I	11.00%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Bond	I	9.07%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Bond	I	8.56%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Bond	I	8.39%
94

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Bond	I	5.73%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Bond	I	5.56%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	I	5.25%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	41.02%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	24.99%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	16.13%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	15.96%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	39.60%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	35.29%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	17.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	A	20.70%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	15.80%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	8.36%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Capital Growth	A	6.98%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	A	5.11%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	32.72%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	11.95%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	11.23%
95

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Capital Growth	C	9.32%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	C	6.55%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	C	5.78%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	C	5.40%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	I	15.92%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	I	13.51%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	12.15%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	I	12.01%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	I	11.11%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	I	8.53%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Capital Growth	I	6.44%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	39.61%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	30.19%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	16.80%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	7.33%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	40.25%
96

Name & Address	Fund Name	Class	Percent
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	29.99%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	27.33%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	42.42%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	15.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	11.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	8.71%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	6.66%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	6.57%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Core Bond	I2	5.39%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Income	A	15.06%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	A	12.61%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	A	11.45%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	A	10.88%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Dynamic Income	A	10.50%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica Dynamic Income	A	8.30%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Dynamic Income	A	6.43%
97

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	C	26.81%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	C	15.02%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	C	11.70%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Income	C	10.01%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Dynamic Income	C	8.81%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Income	C	7.58%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Dynamic Income	I	31.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Dynamic Income	I	22.50%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Dynamic Income	I	8.79%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Dynamic Income	I	8.14%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Dynamic Income	I	5.78%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Dynamic Income	I	5.70%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Dynamic Income	I	5.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	A	17.72%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	A	14.54%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	A	9.14%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	A	8.47%
98

Name & Address	Fund Name	Class	Percent
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	A	7.92%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	A	6.47%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Emerging Markets Debt	A	5.60%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	C	20.40%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Emerging Markets Debt	C	15.72%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Emerging Markets Debt	C	12.88%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Emerging Markets Debt	C	12.50%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	C	9.61%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Emerging Markets Debt	C	7.20%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	C	6.77%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	C	6.14%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Emerging Markets Debt	I	16.92%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	I	15.59%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Emerging Markets Debt	I	11.64%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Emerging Markets Debt	I	9.50%
Charles Schwab & CO Inc Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Emerging Markets Debt	I	7.34%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Emerging Markets Debt	I	7.27%
99

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	45.54%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	32.57%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Debt	I2	16.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Debt	R6	81.00%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	7.94%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	5.59%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Emerging Markets Debt	R6	5.48%
Umb Bank Na Cust Sep IRA FBO Earl D Dworkin 2955 Otterson Ct Palo Alto CA 94303-3840	Transamerica Emerging Markets Opportunities	I	54.37%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Emerging Markets Opportunities	I	42.53%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	32.44%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	26.48%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	10.62%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	8.37%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	7.13%
100

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Event Driven	I	43.34%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Event Driven	I	20.66%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Event Driven	I	16.58%
Gerlach & Co, LLC/Citibank Open We0 3800 Citigroup Center Building B3-14 Tampa FL 33610	Transamerica Event Driven	I	7.60%
Bnp Paribas New York Branch FBO Omnibus Us Clients 525 Washington Blvd FL 9th Jersey City NJ 07310-1606	Transamerica Event Driven	I	6.95%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	33.56%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	26.69%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	24.16%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	I2	13.73%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	A	36.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	A	22.03%
Equity Trust Co. Custodian FBO Peter G Schlotterer And Elizabeth M PO Box 451249 Cleveland OH 44145-0632	Transamerica Floating Rate	A	6.12%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	A	6.11%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	C	42.68%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	C	20.96%
101

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	C	8.26%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	C	7.32%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Floating Rate	I	25.48%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Floating Rate	I	16.18%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Floating Rate	I	11.80%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Floating Rate	I	10.02%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Floating Rate	I	8.25%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Floating Rate	I	7.04%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Floating Rate	I	6.77%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Floating Rate	I2	100.00%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Global Equity	A	14.93%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	A	13.11%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Global Equity	A	11.26%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Global Equity	A	8.09%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	A	5.83%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	A	5.18%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	A	5.04%
102

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Global Equity	C	10.68%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	C	9.85%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	C	9.32%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	C	9.05%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Global Equity	C	6.71%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Global Equity	C	6.38%
Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit MI 48275-0001	Transamerica Global Equity	I	44.89%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Global Equity	I	10.27%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Global Equity	I	9.90%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Global Equity	I	6.96%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Global Equity	I	6.61%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Global Equity	I	6.01%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	39.35%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	26.97%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Global Equity	R6	25.18%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Global Equity	R6	8.50%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	47.26%
Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	Transamerica Government Money Market	A	11.31%
103

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	11.11%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Government Money Market	C	6.97%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Government Money Market	C	6.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Government Money Market	C	6.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	30.17%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	8.22%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.56%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	22.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	10.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	8.81%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	C	16.74%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	14.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	13.10%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	12.63%
104

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	6.28%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	77.13%
C/O Union Bank ID 797 Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica High Yield Bond	I	9.57%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	44.85%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	39.77%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	5.58%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	86.35%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	R	12.63%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	99.99%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	24.60%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	19.59%
Lincoln Retirement Services Company FBO InspIRA 403B Savings Plan PO Box 7876 Fort Wayne IN 46801-7876	Transamerica High Yield Bond	R6	17.05%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	14.75%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	14.68%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	6.88%
105

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	96.29%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	100.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	A	19.45%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	A	18.59%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	A	17.40%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	A	12.18%
Td Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	A	7.25%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	C	24.88%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	C	22.87%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	C	12.67%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	C	8.48%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	C	7.91%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	C	7.46%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Muni	I	17.55%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Muni	I	14.86%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica High Yield Muni	I	13.91%
106

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Muni	I	13.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Muni	I	10.87%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica High Yield Muni	I	7.56%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica High Yield Muni	I	7.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Muni	I	7.15%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield Muni	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	A	32.40%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	13.32%
Umb Bank Na Cust Rollover IRA FBO Christine M Koy 3 Halifax Ct Rockville MD 20850-3009	Transamerica Inflation Opportunities	A	11.24%
Zia Trust Inc Ttee Reilly Family Trust U/A Dtd 07/30/2001 6301 Indian School Rd NE Ste 800 Albuquerque NM 87110-8156	Transamerica Inflation Opportunities	A	5.50%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	C	48.92%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	C	36.79%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Inflation Opportunities	I	71.56%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	I	27.84%
107

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	29.49%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	20.73%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	19.00%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	15.41%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I2 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	I2	8.72%
Universal Life Insurance Company Conservative Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	5.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	R6	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	49.41%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	17.84%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	8.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.07%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	6.81%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.50%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
108

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	88.33%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Bond	R	11.67%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	A	16.49%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	A	10.90%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	A	10.43%
Charles Schwab & Co Special Custody Acct For Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Intermediate Muni	A	9.39%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	A	8.37%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	A	7.64%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	A	6.38%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	A	6.32%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	C	21.60%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	C	13.15%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	C	13.09%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	C	11.39%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	C	11.09%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Intermediate Muni	C	6.34%
109

Name & Address	Fund Name	Class	Percent
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	C	5.97%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Intermediate Muni	I	17.54%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Intermediate Muni	I	12.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Intermediate Muni	I	11.24%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Intermediate Muni	I	9.32%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Intermediate Muni	I	8.38%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Intermediate Muni	I	8.26%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Intermediate Muni	I	6.55%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Intermediate Muni	I	5.64%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Muni	I	5.16%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Intermediate Muni	I2	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	26.46%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	25.04%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica International Equity	A	10.40%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	7.41%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	23.56%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	C	19.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	8.71%
110

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.32%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	7.80%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica International Equity	C	7.71%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	6.81%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	45.96%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	13.57%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	I	7.02%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	6.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	5.69%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.36%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.72%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.78%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.58%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	6.99%
111

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.26%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	86.90%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	R	13.10%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	25.16%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	13.47%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	9.09%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.14%
Wells Fargo Bank Na FBO Macon Bibb County Ret Sys - Funds PO Box 1533 Minneapolis MN 55480-1533	Transamerica International Equity	R6	6.06%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	25.37%
Umb Bank Na Cust IRA FBO Joyce Vicki Brady 304 Hobby St Georgetown TX 78633-2301	Transamerica International Growth	A	9.98%
Umb Bank Na Cust Simple IRA FBO Zonya E Foco 1240 Sand Lake Dr Onsted MI 49265-9585	Transamerica International Growth	A	9.04%
Umb Bank Na Cust Rollover IRA FBO Jamy Tagatac 91-1131 Pekau St Ewa Beach HI 96706-5605	Transamerica International Growth	A	8.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	I	51.19%
112

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 51 Wilderness Dr Stony Point NY 10980-3447	Transamerica International Growth	I	24.46%
Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	19.64%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.12%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.82%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.70%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.14%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.39%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.82%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	I	86.24%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Small Cap Value	I	9.71%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	27.33%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	26.83%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	10.94%
113

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	8.45%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	7.69%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.90%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	A	78.59%
Umb Bank Na Cust Simple IRA FBO Brian S Handa 20315 Calle Montalvo Saratoga CA 95070-6001	Transamerica International Stock	A	13.08%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	I	98.88%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	40.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	23.17%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	18.75%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	I2	13.23%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Stock	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	47.18%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	11.77%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	9.69%
114

Name & Address	Fund Name	Class	Percent
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	15.62%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	13.17%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	C	12.26%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	10.41%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	C	8.97%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	7.19%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	6.61%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	C	5.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	23.66%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	22.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	10.05%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	8.58%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	7.93%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	I	6.92%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	31.99%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	25.29%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	10.58%
115

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	8.86%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	8.77%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	49.21%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	28.16%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	17.66%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	74.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	C	33.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	12.18%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	8.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	30.67%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	16.64%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	16.37%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	15.37%
Interactive Brokers LLC Cash Distribution Omnibus Account1 2 Pickwick Plaza Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	8.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	I	8.37%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	44.10%
116

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	34.68%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	7.69%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	74.98%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	25.02%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	39.99%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	32.01%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	18.79%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	18.67%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	A	18.21%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.66%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.82%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.82%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	A	5.57%
117

Name & Address	Fund Name	Class	Percent
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	A	5.24%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	C	29.38%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	C	24.18%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	10.91%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	C	7.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	6.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	5.37%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	5.19%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	I	20.84%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	16.82%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	11.38%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	9.59%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.96%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	7.07%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	5.35%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	42.80%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	31.18%
118

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	9.13%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	6.54%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	86.21%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R	13.60%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	98.94%
Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	35.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	32.70%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	22.95%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica MLP & Energy Income	A	20.90%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica MLP & Energy Income	A	18.14%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica MLP & Energy Income	A	10.88%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica MLP & Energy Income	A	10.11%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica MLP & Energy Income	A	9.29%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica MLP & Energy Income	A	8.29%
119

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica MLP & Energy Income	C	22.47%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica MLP & Energy Income	C	17.51%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica MLP & Energy Income	C	10.93%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica MLP & Energy Income	C	7.62%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica MLP & Energy Income	C	5.99%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica MLP & Energy Income	C	5.93%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica MLP & Energy Income	C	5.81%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica MLP & Energy Income	I	36.18%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica MLP & Energy Income	I	22.74%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica MLP & Energy Income	I	11.37%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica MLP & Energy Income	I	5.02%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	36.97%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	28.48%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	20.82%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	I2	5.87%
120

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	A	21.22%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	A	15.12%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	A	12.07%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	A	8.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	A	7.48%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	A	6.62%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	A	6.14%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	C	18.56%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	C	17.92%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	C	12.45%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Multi-Asset Income	C	10.65%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	C	10.48%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Asset Income	C	8.70%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	40.80%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Asset Income	I	12.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Asset Income	I	8.97%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Asset Income	I	8.27%
121

Name & Address	Fund Name	Class	Percent
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Multi-Asset Income	I	7.30%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Asset Income	I	7.06%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Multi-Asset Income	I2	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	A	46.51%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Multi-Managed Balanced	A	7.68%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	6.43%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	31.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	10.95%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	C	10.29%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	7.24%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	C	7.03%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	I	19.43%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	11.12%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	I	9.26%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	8.75%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Managed Balanced	I	8.21%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	I	7.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	I	5.73%
122

Name & Address	Fund Name	Class	Percent
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Multi-Managed Balanced	I	5.08%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	R6	36.20%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	33.09%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	19.08%
John Hancocktrust Company LLC 690 Canton St Suite 100 Westwood MA 02090-2324	Transamerica Multi-Managed Balanced	R6	11.10%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	A	28.82%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	15.23%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	9.32%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	A	8.50%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	7.00%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	A	5.25%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	32.72%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	10.21%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	8.14%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	C	7.88%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	C	7.17%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	6.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	C	6.55%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	13.77%
123

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	13.70%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	13.07%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Short-Term Bond	I	7.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	I	7.60%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	I	7.57%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Short-Term Bond	I	7.43%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	7.36%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Short-Term Bond	I	6.41%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	25.13%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	18.70%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	15.68%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	12.68%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	10.92%
Universal Life Insurance Company Conservative Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	7.31%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	6.00%
124

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	R6	95.40%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	55.19%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	A	7.99%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	21.85%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	C	16.04%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small Cap Growth	C	14.01%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	8.49%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Growth	C	7.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	83.62%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	I	8.41%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	53.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	11.66%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	9.80%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	8.17%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	73.48%
125

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Growth	R	26.52%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	40.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	A	38.64%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	7.36%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	C	50.78%
T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	95.85%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	44.46%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	29.91%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	10.72%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	8.58%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	81.66%
126

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	R	18.34%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	A	20.92%
TCM Division Transamerica Life Insurance Company Seperate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	10.58%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	A	7.62%
Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	A	7.49%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Small/Mid Cap Value	A	7.27%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	6.98%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	5.99%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	28.52%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	13.05%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	9.49%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	8.83%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	C	7.89%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	6.95%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	C	5.48%
127

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	15.58%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	12.64%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Small/Mid Cap Value	I	11.38%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small/Mid Cap Value	I	10.65%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	7.78%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	I	6.91%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I	6.86%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	6.38%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	6.20%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	5.61%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I2	100.00%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	47.05%
State Street Bank & Trust As Ttee For Hanesbrands Inc Master Investment Trust For Defined Contribution Plans 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica Small/Mid Cap Value	R6	22.79%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	8.22%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	5.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%
128

Name & Address	Fund Name	Class	Percent
TCM Division Transamerica Life Insurance Company Seperate Account D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Sustainable Equity Income	A	76.32%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	A	11.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	C	20.18%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Sustainable Equity Income	C	12.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	C	12.70%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	C	10.72%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Sustainable Equity Income	C	8.53%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	C	6.69%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Sustainable Equity Income	I	28.30%
Matrix Trust CO As Agent FBO Old Mutual Asset Management Volunta PO Box 52129 Phoenix AZ 85072-2129	Transamerica Sustainable Equity Income	I	26.40%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Sustainable Equity Income	I	10.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Sustainable Equity Income	I	9.79%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Sustainable Equity Income	I	9.18%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	38.37%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	30.59%
129

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	18.13%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	I2	7.10%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	59.12%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	34.32%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Sustainable Equity Income	R6	6.56%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	32.25%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	28.44%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	I2	25.25%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Total Return	I2	10.02%
John Sung Woo 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	69.59%
John Sung Woo TOD 29375 Laro Dr Agoura Hills CA 91301-1682	Transamerica Unconstrained Bond	A	20.88%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Unconstrained Bond	A	7.37%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Unconstrained Bond	I	63.06%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Unconstrained Bond	I	17.69%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Unconstrained Bond	I	12.54%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Unconstrained Bond	I	6.71%
130

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	54.36%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	27.07%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	I2	13.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	A	8.51%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	C	13.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica US Growth	C	8.29%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica US Growth	C	6.96%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica US Growth	C	5.42%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	C	5.16%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica US Growth	I	29.21%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica US Growth	I	21.75%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	35.15%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	32.79%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	18.93%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica US Growth	I2	7.04%
131

Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
To the knowledge of the Trust, as of February 1, 2021, the following persons held beneficially 25% or more of the outstanding shares of the fund indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Percentage of Fund Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	44.71%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	30.90%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	42.42%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	32.44%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	26.48%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Event Driven	30.71%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	67.92%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	94.82%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	27.17%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	33.84%
132

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.11%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	26.82%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	37.29%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Stock	39.74%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	29.17%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	37.16%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	29.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	39.99%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	32.01%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MLP & Energy Income	28.68%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Multi-Asset Income	26.63%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	41.70%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	28.05%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.99%
133

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	32.34%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Sustainable Equity Income	25.78%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	32.25%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	28.44%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Total Return	25.25%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	54.27%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Unconstrained Bond	27.03%
Management Ownership
To the knowledge of the Trust, as of February 1, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration
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also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the
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derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class I3, Class R, Class R1, Class R2 and Class R4 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be subsequent to the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the
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payable date. The per share income dividends on Class C, Class R, Class R1 and Class R3 shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2, Class I3, Class R2, Class R4, Class R6 and Class T shares of that fund as a result of higher distribution and service fees applicable to Class C, Class R, Class R1 and Class R3 shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, (2) “exempt-interest dividends”, as discussed below, or (3) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). Transamerica Intermediate Muni and Transamerica High Yield Muni expect to distribute exempt-interest dividends, which are generally exempt from regular federal income tax but may be subject to state and local taxes and may be a tax preference item for purposes of the AMT. The other funds generally do not expect to be able to distribute exempt-interest dividends; however, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, or Transamerica Asset Allocation – Moderate Portfolio may distribute exempt-interest dividends if it invests in one or more underlying funds that pay exempt-interest dividends.
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends or as exempt-interest dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
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A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Except for “exempt-interest dividends,” as described below, other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
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Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution unless the distribution is an exempt-interest dividend.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends are not taken into account for this purpose.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
The Code permits tax-exempt interest received by a fund to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders if the fund qualifies as a regulated investment company and at least 50% of the value of its total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders is expected to be reported by Transamerica Intermediate Muni and Transamerica High Yield Muni as an exempt-interest dividend under the Code. The Code also permits tax-exempt interest (including exempt-interest dividends) received by a fund that is a “qualified fund of funds” to flow through as tax-exempt “exempt-interest dividends” to the fund’s shareholders. Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, and Transamerica Asset Allocation – Moderate Portfolio are expected to be treated as qualified fund of funds. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.
Exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference, which increase alternative minimum taxable income for non-corporate taxpayers subject to the AMT.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund distributing exempt-interest dividends will not be deductible for U.S. federal income tax purposes to the extent the indebtedness is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. A fund distributing exempt-interest dividends may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by a fund.
Transamerica Intermediate Muni and Transamerica High Yield Muni may each from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., it may purchase, hold and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and future transactions. Transamerica Intermediate Muni’s and Transamerica High Yield Muni’s distributions of such gain or income will not constitute exempt-interest dividends and accordingly will be taxable under the generally applicable rules described above.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a
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dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and the underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
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The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation, and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any such income.
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
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Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign
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currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, exempt-interest dividends and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income (other than, in general, exempt-interest dividends) that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. Exempt-interest dividends may be exempt from this withholding tax. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
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The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession # 0001193125-21-000542), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Advent Capital Management, LLC
Proxy Voting
A. Voting Policy
It is the policy of Advent that in every case where Advent is presented with the opportunity to exercise voting authority with respect to a Client’s Securities, Advent will vote all Securities held by the Client in the best interest of the Client unless under the facts and circumstances the Chief Compliance Officer determines that voting is not reasonably practicable (such as, but not limited to, where English-language translations of proxy materials are not available).
Advent believes the best interest of the Client means the Client’s best economic interests over the long-term – that is, the interest of the Client in seeing the value of its investment increase over time. Advent generally invests in a company only if Advent believes that the company’s management seeks to serve shareholders’ best interests. As a result, Advent believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and Clients’ best interests.
In the case of social issue proxy proposals, which often range from divestment from geographical or industrial representation to environmental or other matters, it is the policy of Advent that the merit of the social issues should not take precedence over financial ones. Advent will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.
B. Duty to Vote Proxies
Advent acknowledges that it is part of its fiduciary duty to its Clients to vote Client proxies, except in cases in which the cost of doing so, in the opinion of Advent, would exceed the expected benefits to the Client. This may be particularly true in the case of non-U.S. Securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include, but are not limited to: (1) proxy statements and ballots being written in a language other than English; (2) untimely and/or inadequate notice of shareholder meetings; (3) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (4) requirements to vote proxies in person; (5) the imposition of restrictions on the sale of the Securities for a period of time in proximity to the shareholder meeting; and (6) requirements to provide local agents with power of attorney to facilitate Advent’s voting instructions. Accordingly, Advent may conduct a cost-benefit analysis in determining whether to attempt to vote its Clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Advent believes its Clients will derive by voting on the company’s proposal, Advent may decide not to attempt to vote at the meeting.
C. Voting Procedure
Advent does not take investment positions outside of the Clients it manages and therefore does not anticipate a situation where there would be a conflict between maximizing long-term investment returns for Clients and interests of Advent. If such a situation should arise involving a Public Security, the Compliance Committee will independently review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Compliance Committee may also determine whether the conflict of interest involving the Public Security will be disclosed to the Clients (and/or Investors) and whether to obtain consent prior to voting.
The Investment Team will identify a staff member who is responsible for voting proxies, and in the absence of that person, the General Counsel or another individual designated by the Chief Administrative Officer will vote proxies. In deciding how to vote a proxy, these persons are permitted but not required to consult with appropriate members of the Investment Team. They may also consult with the Chief Financial Officer and such other Persons as they deem advisable.
Although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.
D. Disclosure to Clients
Advent will disclose the Proxy Voting Procedures to its Clients. Advent’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures. This disclosure will also tell Clients how to get a complete copy of Advent’s Proxy Voting Procedures. The proxy voting disclosure will be provided to existing Clients. Advent will provide any Client, upon written request, with a tabulation of how such Client’s proxies were voted by Advent.
E. Record Keeping Requirements
Rule 204-2 under the Advisers Act, as amended, requires that Advent retain the following: (1) its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) records of votes it cast on behalf of Clients; (4) records of Client requests for proxy voting information; and (5) any documents prepared by Advent that were material to making a decision how to vote, or that memorialized the basis for the decision. Advent will keep all written requests from Clients and any written response from Advent (to either a written or an oral request). Advent may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Advent that are maintained with a third party such as a proxy voting service, provided that Advent has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Aegon Asset Management UK plc
ACTIVE OWNERSHIP Policy
SCREENING & MONITORING
ENGAGEMENT
VOTING
CONFLICTS OF INTERESTS
RECORD RETENTION
APPENDIX: CORPORATE GOVERNANCE GUIDELINE
Responsible Investment (RI) is an integral part of Aegon Asset Management’s (Aegon AM) investment approach. We believe good stewardship is an essential part of our responsibility as a provider of capital to investee companies on behalf our clients. This Active Ownership Policy is aimed at enhancing long-term value creation by our investee companies and consequently improving the long-term risk-adjusted returns of our clients’ portfolios. We actively seek to work with relevant stakeholders and the companies in which we invest to address complex Environmental, Social and Governance (ESG) challenges that are in line with the interests of our clients.
This Policy describes how we implement engagement on behalf of our clients generally but may be varied upon instruction from the asset owners that grant us the mandate to invest on their behalf. It is part of a framework of relevant policies including our Conflicts Of Interest Policy which together guide and explain the implementation of our engagement with investee companies.
Our active ownership consists of four key pillars: screening and monitoring, engagement, voting and shareholder litigation.
This policy is written in compliance with the requirements of the EU Shareholder Rights Directives and Hungarian Law 2019. LXVII. §9, stipulating the adoption of an active ownership policy, as well as the SEC Investment Advisers Act.
The scope of our stewardship activities extends to investments in all corporate entities, including equities and fixed income instruments, both listed and non-listed. Stewardship actions and outcomes under this Policy are in line with our commitments under the UK and Dutch Stewardship Codes1.
1 Aegon Asset Management’s legal entities in the UK and the Netherlands are signatories to the respective Stewardship Codes. As such, compliance with the respective Code is assured only by the signatory entities. However, Aegon AM endeavors on a best efforts basis to apply the Code respective to its holdings across its legal entities globally.
Screening & Monitoring
As a prudent asset manager, Aegon AM monitors investments in its managed portfolios. Aegon AM's overall objective is to ensure that the companies in which the portfolios invest in operate in accordance with its investment objectives.
Our investment managers and RI team continually monitor and engage with the companies in which we invest. Working together, these teams enhance our understanding of the companies in which we invest and help to protect the interests of our clients, enabling material non-financial information to be incorporated into our investment analysis and decision-making. Our approach to integrating ESG is outlined in our Responsible Investment Framework.
Aegon AM interacts with investee companies and external asset managers, where so appointed, in order to monitor investee companies on material issues, including strategy, business model, capital structure, risk, corporate governance and actions as well as on its social and environmental impacts. Material issues are those matters that are likely to significantly affect the company’s ability to create long-term value.
We recognize that companies operate under significantly different conditions, so we endeavor to be reasonable and pragmatic in our approach to monitoring and engagement, giving due consideration to each company’s specific circumstances and the market in which it operates. Our governance and disclosure guidelines are outlined in further detail in the Appendix.
Engagement
We believe that actively engaging with companies to improve ESG performance and corporate behavior is generally more effective than excluding companies from our investment universe. In terms of the standards that we follow when engaging with investee companies, we consider the UK and Dutch Stewardship Codes and the Principles for Responsible Investment.
If we have concerns about a specific issue, we may enter an active dialogue with the company, either directly or collectively with other shareholders. Wider engagement with other stakeholders, such as employee unions and non-governmental organizations, may also form part of our engagement activities.
Participating in collaborative engagement with other like-minded investors can sometimes be the best course of action. We seek to strengthen our investor voice in engagement by actively participating in collaborative engagement platforms such as the Principles for Responsible Investment, UK Investor Forum, Institutional Investors Group on Climate Change and Eumedion.
Our preference is for engagement with companies to be private and confidential. This enables an open discussion that hopefully leads to resolution of our concerns. Engagement dialogues are conducted by investment managers, research analysts and the RI team.

Progress on engagements is regularly monitored and discussed internally. If following engagement we still have concerns, we may escalate our activities to include additional meetings with executive management, meeting with non-executive board members, expressing concerns through the company’s advisors and voting against the company at its annual general meeting or extraordinary general meeting. We may adapt our approach by seeking collaboration with other like-minded investors. In some instances, we may even reduce or sell our holding, subject to appropriate approvals in non-discretionary client mandates.
Engagements are typically initiated following one of three potential triggers. First, we engage when we identify long-term financial risks arising from ESG issues as part of our research process or through separate monitoring on topics such as climate change, health and diversity. Second, we engage with companies that do not comply to our clients’ standards as outlined in specific mandates. We use our influence as an investor to encourage these companies to meet the ESG norms outlined in our clients’ policies. Finally, engagement is also conducted in relation to specific RI strategies that actively seek to encourage certain corporate ESG behavior.
After engagement, we endeavor to closely follow the progress made by the company. We report on our engagement activities on a regular basis to our clients and on our website. Systematic screening, up-to-date recording of our activity, and reviews of our objectives allow us to measure progress. We formally review our engagement activities each year as part of our obligations under the Principles for Responsible Investment, EU Shareholder Rights Directives, Dutch and UK Stewardship Codes, and updates on our engagement activity are regularly provided on our website. Engagement progress is systematically shared among the RI team, research analysts and investment managers to ensure investment decisions are taken based on the most comprehensive information possible.
Voting
In mandates for which we have the discretion to take voting decisions on behalf of our clients
Aegon AM is generally supportive of investee companies’ management. Aegon AM uses its voting rights in the interests of its clients. In most cases, this also means that companies must comply with the standards approved by the relevant stock exchange in which their shares are listed.
We aim to ensure that voting rights are exercised in an informed manner, to enhance long-term value creation and promote best practice ESG policies, disclosure and performance by investee companies.
We consider and vote all shareholder meetings of UK and Dutch companies in which we invest. In most cases, this means the company must follow the UK or Dutch Corporate Governance Code respectively, which set out best practices on corporate governance. However, we recognize that not all companies are the same and we strongly support the ‘comply or explain’ model of corporate governance. For this approach to work, companies must be willing to provide good quality and detailed explanations of the reasons for deviation from established best practice.
When companies seek to adopt a different approach from the respective Corporate Governance Code, we recommend consideration of the Investment Association guidelines which can be found at: https://www.ivis.co.uk/guidelines/
We also vote the shares of companies outside the UK and the Netherlands where our shareholding is greater than or equal to 0.1% or where clients have specifically instructed us to do so. In these instances, we follow the appropriate regional best practice where this is defined. Where this is not defined, we look to international best practice codes such as the Organization for Economic Co-Operation and Development Principles of Corporate Governance.
Where we have a voting-related concern, within practical limits we contact the company ahead of the meeting to discuss. With respect to companies in our active internally-managed equity portfolios, when we vote against or abstain on an issue, we also write to the company explaining why we have done so.
We use the voting advisory services of proxy advisors. In the UK, we review all governance issues on a case-by-case basis and in a pragmatic manner, with input from both the RI team and our investment managers.
We record all votes cast and other relevant responsible investment activity. These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. We report our voting behavior with an explanation of the most significant votes. Our voting behavior related to our UK operations is externally audited on an annual basis.
Where appropriate, we may attend the general meetings of the companies in which we invest. Where we exercise our right to submit a request for convening an extraordinary general meeting or for tabling a shareholder resolution at a general meeting of an investee company, we consult the company’s board prior to exercising this right. We are present or represented at such meetings in order to explain the respective resolution.
Our normal practice is to agree engagement and significant voting decisions between our RI team and the relevant investment manager. Where controversial issues are identified or there is disagreement, we escalate the issue to the appropriate Global Chief Investment Officer and their decision is final.
Where equities are lent, in accordance with mandates, we endeavor to have them returned to facilitate voting activities.
In mandates for which we do not have the discretion to take voting decisions on behalf of our clients

Certain clients may choose to retain the discretion to exercise their voting rights according to their own policies. Where these clients have voting policies that are different from our standard approach, we have set up procedures to allow us to implement votes in line with the client’s requirements and policies.
Conflicts of Interest
Investment management is Aegon AM’s only business, ensuring we have no competing priorities or distractions. Our client-centered culture ensures that everyone in the business is committed to acting in the best interests of our investors.
We recognize that situations may arise that could lead to conflicts of interest. Such considerations are covered in our Conflicts of Interest Policy.
Our overriding principle when considering any such conflicts is Treating Customers Fairly (“TCF”). The obligations under TCF ensure that we identify our fiduciary responsibilities and act accordingly in the best interests of our clients.
Examples of conflicts of interest that may arise during our stewardship activities include: when an investee company is also a client or business partner; where we own both debt and equity in a given company; or where directors of an investee company also sit on the board of Aegon AM or our parent company Aegon NV.
In such instances, we always prioritize the interests of clients. Should conflicts arise, we escalate the final decision-making on stewardship issues to the appropriate Global Chief Investment Officer. Where decisions involve a deviation from our Active Ownership Policy, we record this and document the rationale for the decision. Our legal and compliance teams may also be consulted as appropriate.
Aegon AM does not vote shares that it may hold in its parent company, Aegon NV.
Record Retention
Aegon AM maintains the following records of its proxy voting and engagement activities, in accordance with the SEC Investment Advisers Act, Rule 204-2(c)(2):
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Its Active Ownership Policy and Corporate Governance Guidelines
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Proxy statements received, whether voted or not
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Records of votes cast and correspondence with companies
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Records of client requests on how proxies were voted; and
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Any documents prepared by Aegon AM that were material to making a decision on how to vote or that memorized the basis for the decision
These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. Details of our voting activity are available upon client request and at no further cost and information on how we have voted proxies on behalf of clients. All documents will be kept for no less than five years.
Updated July 2020

Appendix: Corporate Governance Guidelines
These guidelines are applicable to mandates for which we have the discretion to take voting decisions on behalf of our clients. Certain clients may choose to retain the discretion to exercise their voting rights and engage with companies according to their own policies. In those cases, we have set up procedures to allow us to implement engagement and voting in line with client requirements and policies.
1. Board
Companies should be headed by an effective board that is of sufficient size without becoming unwieldy. The directors (both executive and nonexecutive) are responsible for the long-term success of the company by exercising effective oversight. They are primarily accountable to the shareholders for ensuring that appropriate processes in place to:
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Set and monitor the strategy;
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Oversee management and implementation; and
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Set and review an appropriate risk appetite for the business.
Boards therefore need an appropriate balance of executive and nonexecutive directors, so that no individual or group can inappropriately dominate the discussions and decision-making of the board. Furthermore, there is a compelling business case for strong and diverse leadership teams in terms of skills, knowledge, experience and gender that will support the operations of the business and its strategy.
We expect succession planning, sufficient induction and on-going training, updates and board evaluations (both internal and external) to be considered carefully. All directors should have the ability to commit sufficient time to the company to ensure they can fulfil their responsibilities. As such we consider the external responsibilities of directors when reviewing the composition of boards.
Board committees should be comprised of non-executive directors only and the majority of them should be independent. In the case of the audit committee, we expect all directors to be independent with an adequate knowledge of accounting and finance.
Independent directors should not be connected with the executive management and should not have any relationships that could appear to affect their judgment. We use the definition of independence set out by the UK Corporate Governance Code. This suggests that a non-executive director is not independent if he or she:
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Was an employee within the last five years;
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Had a material business relationship with the company (directly or indirectly) within the last three years;
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Has remuneration other than the director’s fee (no involvement in share option or performance-linked schemes, not a member of the pension scheme);
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Has close family ties with directors, senior employees or company advisers;
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Has cross directorships or significant links with other directors;
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Is a representative of a significant shareholder; or
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Has served on the board for more than nine years.
We support annual re-election of directors on individual resolutions. Where this is not best practice we expect election to be at least every three years.
A senior independent director should be appointed and identified in the annual report. He or she should be available to meet shareholders to discuss issues that have not been settled through the normal channels of the chairman and the chief executive.
Companies should adequately report on the membership and attendance of board and committee meetings.
Voting Actions
Where we have concerns with the structure or effectiveness of the board or a particular committee, we will not support the election or re-election of relevant directors.
By supporting appropriate appointments we accept our role as institutional investors in monitoring the progress that UK companies are making to increase boardroom diversity.
2. Role of chairman
The chairman has an important role in providing leadership of the board. It is the responsibility of the chairman to manage the board agenda and ensure that information is provided in a timely manner to board members. He or she should ensure that board discussions are open and effective, with constructive challenge where necessary.
As such, we believe the roles of chairman and chief executive are distinct and separate. While we acknowledge that there may be exceptional circumstances as to why the roles may be combined for a limited period, we believe that the company is better served when the decision-making powers are not concentrated in a single individual.

In markets where the combination of roles is not uncommon, we expect there to be a lead independent director to assume some of the responsibilities we would normally expect to be carried out by the chairman. We also look for there to be sufficient independent representation on the board.
We expect the chairman, or the senior independent director, to ensure the board is aware of concerns raised by investors, especially if there has been a sizeable dissent at a general meeting.
Voting Actions
We generally vote against proposals to combine the roles of chairman and chief executive. If the roles are already combined, then companies must prove that the board is sufficiently balanced.
We also generally vote against any proposal for a chief executive to move directly to being chairman of the same company, unless there are exceptional circumstances.
3. Remuneration
Executive compensation remains a controversial subject. Concerns about the gap between executives and the general workforce; the complexity of remuneration packages; and links between pay and performance are common.
It is therefore crucial that remuneration committees should take a prudent approach when deciding on executive compensation. The remuneration committee should consist of a majority of independent directors and should review remuneration at least annually. Where the remuneration committee takes advice from independent remuneration advisors, this should be explained in the remuneration report and the associated costs should be disclosed.
We encourage companies to limit the use of benchmarking data, which has contributed to the upward ratcheting of pay over the past few decades. This kind of data should only be used as a starting point and care should be taken in choosing comparators to ensure they truly reflect the company’s circumstances.
We examine the remuneration policies of the companies in which we invest on behalf of clients. We therefore expect companies to make appropriate disclosures on executive pay and awards that allow us to assess the company’s remuneration strategy. The best remuneration strategies are clear and understandable.
We expect pay and awards to be set in a manner that aligns the interests of executives with the interests of the company’s shareholders and at levels that attract, retain and motivate, without being excessive.
Alignment is often best achieved by executives building up significant equity stakes in the companies that they manage.
Executive compensation should be a balance between fixed pay and variable pay. The variable pay should be in the form of an annual bonus and one long-term incentive plan.
There should be a shareholder vote on executive compensation.
Annual bonus
The annual bonus should have targets set according to company strategy and these should be fully disclosed, not least, on a retrospective basis. Companies should not make bonus payments and option grants to reward one-off events. This is because it is often difficult to assess how successful events such as mergers or acquisitions will be until a considerable time after the event.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the annual bonus.
Longer-term incentive plans
Longer-term incentive plans (LTIPs) should have a clear link to the long term experience of shareholders in a company. LTIP performance conditions should be clearly disclosed and should be challenging so that full vesting only occurs for genuinely superior performance. Performance should be measured over a minimum of three years and preferably five years.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the LTIP.
Companies should not change the performance conditions of share based incentive schemes without prior shareholder approval. Neither should they reset the price of share options after the options have been issued, or compensate for awards that failed to vest.
We do not generally support Value Creation Plans, where the vesting of the rewards is solely dependent on increasing the value of the company, as we believe these arrangements can reflect general market conditions rather than the skill of the management. Neither do we typically support long-term incentive plans that depend on pre-grant criteria or short-term performance measures. Nor do we believe retention plans are appropriate.
Clawback and Malus provisions should be appropriate so that individual or group failings can be addressed.
We also expect the remuneration committee to have necessary flexibility to exercise discretion where appropriate, however, we expect this to be fully explained in the subsequent annual report.

Service contracts
Service contracts should not exceed one year. With the exception of new directors who may need longer contracts, we will generally vote against the election of directors whose notice period is more than one year. For new executive directors, after the initial period, we encourage the contract to be reduced to one year or less without any compensation payments being paid.
Furthermore, we do not support directors’ service contracts which provide for unmitigated or liquidated damages in the event of early termination or a change in control of the company and the amounts involved exceed one year’s salary. Neither are we supportive of payments for termination where individuals continue to be employed.
Recruitment arrangements
Recruitment arrangements may include buy-out of existing awards at a previous employer. However, these should be valued on a like-for-like basis and should be subject to performance criteria. Careful consideration should be given to the likelihood of pay-out. Cash awards should only be used in exceptional circumstances.
Pension contributions and shareholding guidelines
Pension contributions should be on the same terms as the rest of the company’s employees and shareholding guidelines should be meaningful versus annual compensation i.e. typically in line with the maximum annual grant from the long-term incentive plan.
Voting Actions
We consider executive compensation at each company on an individual basis. However, where we feel the policy or the outcome has not been balanced and proportionate, or lacks linkage to shareholder experience or strategy we will oppose the resolutions on remuneration and the re-election of the remuneration committee members.
4. Shareholder rights
We believe in the principle of one share, one vote. This ensures that a shareholder’s economic interests are consistent with their ability to influence company management.
We will not support proposed changes to a company’s memorandum and articles of association that erode shareholders’ rights or are otherwise inconsistent with the interests of existing shareholders.
Share blocking is an issue in some markets, whereby holders are restricted from selling their shares between the time when the vote is cast and the close of the company meeting. As investors we are mindful of the risks that share blocking presents and will typically not vote in markets where it is a significant issue.
Voting Actions
We will oppose any resolutions that erode shareholder rights and may be unwilling to support reelection of directors if appropriate.
5. Capital management
Good capital management is essential for the long term success of a business. Shareholders benefit from understanding the approach to capital management in terms of the company strategy for M&A, buybacks and dividends.
We strongly support the principle of pre-emption rights for existing shareholders. We expect companies to comply with the standard institutional pre-emption guidelines as defined in their own markets.
We appreciate full disclosure of the company policy on use of the authorities sought at general meetings. If there is an exceptional circumstance that seeks a greater authority than is standard, we would expect full justification and engagement with shareholders.
We expect companies to disclose the impact of the capital management on the remuneration arrangements, So that we can understand the driving factors in the decision making process.
Voting Actions
We typically vote against proposals that exceed the limits set by regional best practice guidelines unless there are exceptional circumstances.
6. Major transactions
Major transactions in the form of mergers, acquisition, joint ventures and disposals are a necessary part of corporate life. We believe all such transactions should apply a disciplined approach and progress should be monitored closely to ensure the original objectives are being met.
Non-executive directors should ensure they have enough information to fully understand the implications of transactions. Where necessary they should seek independent external advice to aid them in ensuring the protection of shareholder and other stakeholders’ best interests. We consider all such transactions on a case-by-case basis.

Voting Actions
We make any decisions on major transactions in conjunction with the relevant fund managers.
7. Related-party transactions
Boards should have an appropriately independent process for reviewing, approving and monitoring related-party transactions. As with major transactions, non-executive directors should be able to seek independent external advice to ensure any such transaction is in the best interests of the company and shareholders.
Related-party transactions should be reported to the board and approved and where relevant these should be disclosed in the annual report and accounts i.e. when they are material to the business, where there is a perceived conflict of interest or where key individuals are involved.
Voting Actions
We expect all related-party transactions to be undertaken on fully commercial terms and to be fully justified and beneficial to the company.
We consider all such transactions on a case-by-case basis and do not support if we believe there are material issues. We may also not support the reelection of directors related to the transaction.
8. Auditors
The audit committee, as a fully independent committee, is best placed to appoint and oversee the external auditors. We believe the statutory audit is an important shareholder protection and therefore shareholders must be comfortable that the appointed auditor is acting in a suitably independent manner. The purpose of the audit is to identify errors or wrongdoing and to alert shareholders to these issues so that they can be addressed.
The audit committee should ensure that non-audit fees are kept to a minimum and that the company has a clear policy on re- tendering and rotation that is adhered to. We expect the re- tendering and rotation of auditors to be in line with best practice guidelines and to be adequately disclosed.
We also expect companies to have an effective Internal Audit function that identifies new and emerging risks to the business. We expect the strategic report to identify and mitigate key risks.
The company should have a clear whistle-blowing policy that is integrated into the code of conduct for all employees. Reporting channels should be identified and procedures should be clear. Additionally, the company should report on how bribery and other illegal activities are identified and resolved.
The viability statement should be the board’s opinion on the long-tern viability of the company. We would expect this to align with the strategic plans for the company and should cover a period longer than one year.
Voting Actions
We will vote against the appointment of auditors when we have concerns about the proposed auditor’s independence; the level of non-audit fees; audit quality; or where a company changes its auditor without providing an adequate explanation. We may also not support the re-election of audit committee members.
9. ESG integration
Integration of environmental, social and governance issues into our overall analysis is an important principal. As such, we consider the level of disclosures made by companies in their annual reports and other relevant materials and presentations.
We consider each company individually according to the key ESG risks they face. Where we identify areas for improvement or unsustainable practices we endeavor to engage with the company. We may take voting action where the outcome is not satisfactory.
We consider shareholder resolutions on ESG matters on a case-by-case basis. We will generally support proposals that could increase or protect shareholder value.
Voting Actions
Where we have concerns over the level or quality of disclosures on ESG issues, we may not be able to support the approval of the report and accounts. Where significant concerns arise on ESG matters, we may not be able to support the reelection of relevant directors.

Aegon USA Investment Management, LLC
Proxy Voting Policy
Section 1: Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to::
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.
Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.

Section 2: KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 3: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines.

AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
Section 5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review the Guidelines and make revisions as appropriate.
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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
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Review voting metrics.
5.5: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Section 6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:

a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
Section 7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Section 8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.
Section 9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the GRCC.
Section 10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 11: Escalation; Prompt Corrective Action
Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Management Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.

1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
•
Vote AGAINST proposals to require a supermajority shareholder vote.
•
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
•
Vote against proposals to eliminate cumulative voting.
•
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
•
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
•
Voting for Director Nominees in Contested Elections

•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
•
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
•
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
•
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
•
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
•
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
•
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
•
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•
Vote FOR employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value
•
Offering period is 27 months or less, and
•
Potential voting power dilution (VPD) is ten percent or less.
•
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues
•
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Belle Haven Investments, L.P.
Proxy Discretion and Voting Procedures
January 2020
Belle Haven Investments, LP (“Belle Haven” or the “Firm”) has implemented Proxy Discretion and Voting Policies and Procedures in accordance with SEC Rule 206(4)-6, that are designed to ensure that when the Firm is granted discretion to exercise voting authority over securities in a client’s account, it is doing so in the best interests of the clients. The Firm will abstain from voting proxies if in the reasonable opinion of the Firm, the outcome of the vote most likely will not be determined by how the Firm may vote and thus the cost of voting appears to exceed the potential benefit to clients; or the subject of the vote does not appear likely to have a material impact on the value of the investment held by clients; or the Firm has determined that there is a potential or actual material conflict of interest between itself and client with respect to the voting of such proxies.
In accordance with the Investment Adviser’s Act of 1940, Rule 206(4)-6, the Firm has, as applicable:
1. Adopted Proxy Discretion and Voting Policies and Procedures reasonably designed to ensure that the Firm votes proxies in the best interests of its clients;
2. Addressed how the Firm mitigates potential or actual material conflicts of interest that can arise between the Firm and its clients;
3. Disclosed to clients the Firm’s Proxy Discretion and Voting Policies and Procedures, and provide copies upon written request; and
4. Disclosed to clients how they are able to obtain information on how the Firm has voted their proxies.
In addition, in accordance with amendments to Rule 204-2 (“Books and Record Keeping Requirements”), the Firm maintains specific records, outlined below, as it relates to proxies voted by on behalf of clients by the Firm.
firm overview
Belle Haven is a dually registered broker-dealer and investment advisor. We have discretionary authority over all of our investment advisory accounts, and use the broker-dealer arm of Belle Haven to execute trades on behalf of our investment advisory clients in their separately managed accounts. We offer several fixed income strategies, and provide investment management services with respect to fixed income securities.
In most instances, we act as a subadvisor to other registered investment advisors, the advisor selects one of our fixed income strategies for their clients based on their client’s investment objectives. We rely on the strategy selection as the suitability determination.
Should an account be funded with securities, some of which may not be consistent with the strategy’s objectives, including but not limited to equity securities, such securities will be sold in an orderly fashion to make the portfolio consistent with those objectives.
proxy voting policy
Belle Haven’s policy is to vote proxies in an impartial manner that is in the best interests of the clients, and the funds the Firm advises. Generally, it is the Firm’s policy to vote with management. Should a vote be deemed to present a potential or actual material conflict of interest, such as a conflict between the interests of a separately managed account, the fund, or the Mutual Fund the Firm advises, on the one hand, and those of the Firm on the other hand, then the matter is subject to resolution by consulting an independent third-party. In addition, the CCO or designated person by the CCO (“DP”), will forward all proxy voting records to the third-party designated by the Mutual Fund Adviser (“Glass Lewis”).
•
Separately Managed Accounts: In instances where the Firm is obligated to vote proxies, the client or the client’s primary advisor is responsible for notifying their custodian to direct proxy voting authority to Belle Haven. Upon notice, the Firm will take the necessary actions to receive such voting ballots, by electronic or hard copy format. Belle Haven will not be responsible to vote any proxies where the client or the client’s primary advisor has not arranged for the forwarding of such proxies to the Firm.
•
The Fund: From time to time, the fund may own equity securities which may require the Firm to vote proxies.
•
The Mutual Fund: As provided under Rule 20a-1 of the Investment Company Act, if the Firm purchases securities on behalf of the Mutual Fund which require proxy voting, the Firm is responsible for voting those proxies. The Firm will forward all records of proxy voting to Glass Lewis, the third-party designated by the Mutual Fund Adviser to facilitate compliance with Rule 30b-1 of the Investment Company Act.
Belle Haven utilizes Broadridge Investor Communication Solutions, Inc. (“Broadridge”) for proxy voting services through access to e-ballot and meeting information via proxyedge.com. The Firm does not utilize Broadridge as a proxy advisor, nor does it subscribe to such services that include voting advice or recommendations. Should the Firm engage the services of a proxy advisory firm in the future to provide voting recommendations or execution services, it will implement additional policies and procedures to evaluate whether such recommendations are consistent with the Firm’s voting practice and in the best interest of the clients.

CONFLICTS OF INTEREST
In the event Belle Haven encounters a potential or actual material conflict of interest, as it relates to voting proxies, the Firm will abstain from voting such proxies until such conflict has been resolved. For purposes of this policy, a material conflict of interest is defined as a conflict, that in the opinion of Belle Haven, is likely to have a material impact on the decision regarding how such proxy should be voted. Examples of a material conflict of interest includes, but is not limited to:
•
An employee of the Firm having a personal or business relationship with a board member of a publicly trades company, whose management is soliciting proxies; or
•
A company that the Firm provides investment management services to, whose management is soliciting proxies.
Unless otherwise requested by the client, in the event of an identified potential or actual material conflict of interest, the Firm will continue to ensure all proxy voting decisions are based in the clients’ best interest by:
•
Vote in proportion to other shareholders;
•
Engaging an independent third-party to determine how to vote the proxy;
•
Refer the proxy to the client, or the client’s advisor for voting purposes;
•
Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote.
B.Exceptions
In certain circumstances, the Firm may not vote the proxies it has received if the Firm has reasonably determined that it is in the client's best interest to abstain from voting. This situation will generally arise if the Firm determines that the cost of voting the proxy exceeds the expected benefit. For example, in the case of international equity securities, some countries impose a practice called “share blocking.” Share blocking does not permit a shareholder to sell a security during the time period between voting a proxy and the shareholder meeting. The Firm may not vote any securities subject to share blocking if the Firm believes the benefit of being able to sell a security at any time outweighs the benefit of voting a proxy. In such cases, the Firm will conduct reasonable diligence to ensure that by abstaining the vote, the Firm is still fulfilling their duty of care to such clients.
proxy voting procedures
In instances where the Firm is obligated to vote proxies, the client or the client’s primary advisor is instructed by the Firm to notify their custodian to direct proxy voting authority to Belle Haven. Upon notice, the Firm will take the necessary actions to receive such voting ballots, by electronic or hard copy format. The Firm will not be responsible to vote any proxies where the client or the client’s primary advisor has not arranged for the forwarding of such proxies to the Firm.
The CCO or DP shall have oversight responsibility for the Proxy Discretion and Voting Policies and Procedures, for incoming proxies in both hard copy and electronic format, as follows:
•
The DP shall review all incoming proxies, both in electronic and hard copy, as applicable, and forward such proxies to a member of the Portfolio Management Team for voting decision.
•
The DP shall review voting decision and documentation provided by the member of the Portfolio Management Team. In the event of an identified potential or actual material conflict of interest, the DP will document all votes cast in cases where a material conflict of interest exists and the ensure appropriate resolution thereof, before casting such vote.
•
The DP will ensure that all voting decisions provided by the member of the Portfolio Management Team have been processed accordingly.
•
The DP will ensure that all proxy voting records related to the Mutual Fund are forwarded to the third-party designated by the Mutual Fund Adviser, Glass Lewis, as applicable.
On an annual basis, the CCO and DP will review and revise the Firm’s Proxy Voting Discretion Policies and Procedures, as applicable, and in accordance with any regulatory amendments or updates to Rule 206(4)-6, to ensure the adequacy of their procedures have been reasonably designed. The CCO and DP will review Form ADV Part 2, and other Firm disclosures as they relate to proxy voting, in order to ensure that the Firm is accurately reflecting its Proxy Discretion and Voting Policies and Procedures. All annual reviews and updates to Firm policy will be documented and saved accordingly.
information and disclosure requirements
The Firm is required to provide, upon written request, a copy of its Proxy Discretion and Voting Policies and Procedures, as well as a record of how the Firm has voted the client’s proxies.
The Firm discloses a summary of its Proxy Discretion and Voting Policies and Procedures within Part 2 of the Firm’s ADV. The disclosure summary also includes a statement that clients may contact the Firm’s CCO at (914) 816-4633 for a copy of the Proxy Discretion and Voting Policies and Procedures, and information with respect to how the Firm voted a proxy.

The CCO or DP is responsible for ensuring that all client requests including, but not limited to, copies of the Firm’s Proxy Discretion and Voting Policies and Procedures, and/or record of how the Firm has voted the client’s proxies, is made available to the client in a timely manner and that delivery of such requested information is documented.
recordkeeping
The CCO and/or DP will ensure that the following books and records are maintained, as appropriate, in hard copy or electronic form from the Firm’s proxy voting service:
1. The Firm’s Proxy Discretion and Voting Policies and Procedures;
2. Disclosure summaries of the Firm’s Proxy Discretion Policies and Procedures made to clients on the Firm’s ADV Part 2;
3. Proxy statements received for client securities and records of votes cast of behalf of each client;
4. Records of written client requests for proxy voting information, including a record of information provided by the Firm; and
5. All documents prepared that were material to making a proxy voting decision, including decisions where there was a potential or actual material conflict of interest and/or voting exceptions.
The above records shall be retained in an easily accessible place for a period of at least six (6) years from the end of the fiscal year during which the last entry was made on such record, the first two years in the home office of the Firm.

BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
Proxy voting guidelines for U.S. securities
January 2021
Contents
Introduction 3
Voting guidelines 3
Boards and directors 3
Auditors and audit-related issues 9
Capital structure proposals 9
Mergers, acquisitions, asset sales, and other special transactions 10
Executive compensation 11
Environmental and social issues 13
General corporate governance matters 15
Shareholder protections 16
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items..
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Environmental and social issues
•
General corporate governance matters
•
Shareholder protections
Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
•
When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees
We may vote against directors serving on key committees that we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•
The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
•
Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B	F078	3	4
1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.[2] In addition to the company under review

Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals,

director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
•
The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
•
The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•
The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
•
The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
•
Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/ or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
•
Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
•
Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections
Amendment to charter/articles/by-laws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

ClariVest Asset Management LLC
Proxy Voting
Date: 2020
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.
ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Potential Risks
In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:
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ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.
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Proxies are not voted in Clients’ best interests.
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Proxies are not identified and voted in a timely manner.
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Conflicts between ClariVest’s interests and the Client are not identified; therefore, proxies are not voted appropriately.
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The third-party proxy voting service utilized by ClariVest is not independent.
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Proxy voting records and Client requests to review proxy votes are not maintained.
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ClariVest does not conduct adequate ongoing oversight of the third-party proxy voting service to ensure that ClariVest, through the service, continues to vote proxies in the best interests of its clients.
ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.
Policy
It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
ClariVest has retained Institutional Shareholder Services (“ISS”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of ISS because ClariVest believes that ISS (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.
When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.
Procedures for Identification and Voting of Proxies
These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.
1.
ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.
2.
ClariVest shall work with the Client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that ISS should receive this documentation. The Operations Department will follow-up with ISS after account launch to confirm that new accounts are properly established and proxy materials are being received by ISS for voting.

3.
ClariVest subscribes to the ISS proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. ISS also provides independent recommendations with respect to each proxy vote.
4.
As a default, proxies are generally voted by ISS in accordance with ISS recommendations. However, ClariVest retains ultimate decision-making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.
5.
For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.
6.
The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of ISS for their review and consideration.
7.
As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall not by default vote proxies in favor of management, but shall vote per ISS’s recommendation as set forth in the general principles outlined above.
8.
ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with ISS recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.
9.
The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with ISS’s service.
10.
ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. ClariVest also does not vote proxies for securities that are loaned as part of the Client’s securities lending program (if the Client has elected to participate in a securities lending program).
11.
The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believes it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.
12.
The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.
13.
Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.
14.
The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with ISS recommendations) by considering the situations identified in the Conflicts of Interest section of this doc.
15.
The Compliance Department will annually review due diligence materials from ISS to confirm the ongoing adequacy of ISS’s program, including ensuring that ISS has policies and procedures in place designed to manage potential conflicts of interest..
Conflicts of Interest
1.
General: As noted previously, ClariVest will vote its Clients’ proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.
2.
ClariVest is aware of the following potential material conflicts that could affect ClariVest’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.
•
Example Conflict: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest’s Client portfolios. For example, ClariVest may be retained to manage Company A’s pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ClariVest.

•
Example Conflict: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above
•
Example Conflict: ClariVest’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest’s Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.
•
Example Conflict: ClariVest or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ClariVest’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.
•
Example Conflict: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.
3.
Determining the Materiality of Conflicts of Interest: In general, ClariVest avoids the conflicts of interest described above by following ISS’s vote recommendations. Where ISS has a conflict or if ClariVest is looking to override the ISS recommendation, ClariVest will assess if there is a conflict of interest. Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest’s annual revenues, or the percentage of ClariVest’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest’s Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.
If the individuals mentioned above determine that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider ISS’s recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ClariVest.
Procedures for ClariVest’s Receipt of Class Actions
ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
Unless otherwise agreed with a Client, if “Class Action” documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file “Class Actions” on behalf of a Client.
Recordkeeping
ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
•
Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the Compliance Department and/or Operations Manager. All written requests must be retained in the permanent file.
•
Furnish the information requested, free of charge, to the Client within a reasonable time period (typically within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
•
Clients are permitted to request the proxy voting record for the 5-year period prior to their request.
Proxy statements received regarding client securities:
•
Upon receipt of a proxy, ClariVest shall scan the materials and send to ISS for processing.
Note: ClariVest is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
•
A record of how ClariVest voted client Proxies.

•
Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.
•
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.
Proxy Solicitation
As a matter of practice, it is ClariVest’s policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ClariVest will never disclose such information to unrelated third parties.
At no time may any Employee accept any remuneration in the solicitation of proxies.
Responsibility
The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.

Goldman Sachs Asset Management, L.P. (“GSAM”*)
Global Proxy Voting Policy, Procedures and Guidelines
2020 Edition
March 2020
PART I
POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Fundamental Equity and Energy and Infrastructure Teams
* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; GSAM Services Private Limited (f/k/a Goldman Sachs Asset Management (India) Private Limited); Goldman Sachs Participacoes Ltda.; Goldman Sachs Participacoes II LTDA. (f/k/a Goldman Sachs Asset Management Brasil LTDA); GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.
The Fundamental Equity and Energy and Infrastructure Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
GS Investment Strategies Portfolio Management

Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions. GSAM conducts an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the GSAM Guidelines and to discuss any material changes in the services, operations, staffing or processes.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
GSAM discloses our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all GSAM US registered mutual funds. In the UK, GSAM publicly discloses its proxy votes quarterly in accordance with the UK Stewardship Code’s guidelines on our website.
Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a GSAM managed fund, GSAM will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GSAM PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
A. U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1.
Operational Items

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•
Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•
Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
•
Sit on more than five public operating and/or holding company boards;
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from the Nominating Committee if:
•
The board does not have at least one woman director and
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
•
The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•
The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient;(vote against members of the committeeof the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
•
The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Two-thirds independent board;
•
All independent “key” committees (audit, compensation and nominating committees); or
•
Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
•
The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.
Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•
The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•
There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•
Pay for Performance Disconnect;
•
GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Excessive pledging or hedging of stock by executives;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•
Broad-based participation;
•
Limits on employee contributions;
•
Company matching contributions; and
•
Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing;
•
If it is a value-for-value exchange;
•
If surrendered stock options are added back to the plan reserve;
•
Option vesting;
•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market;
•
Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
•
Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
•
Long-term financial performance of the target company relative to its industry;
•
Management’s track record;
•
Background of the nomination, in cases where there is a shareholder nomination;
•
Qualifications of director nominee(s);

•
Strategic plan related to the nomination and quality of critique against management;
•
Number of boards on which the director nominee already serves; and
•
Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•
The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•
The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•
Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.
Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•
The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•
The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
In the case of operating and holding companies, vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•
a shareholder-approved poison pill in place; or
•
adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.
Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
7.
State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•
Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•
Whether the company has the following good governance features:
•
Majority independent board;
•
Independent key committees;
•
An annually elected board;
•
A majority vote standard in uncontested director elections;
•
The absence of a poison pill, unless the pill was approved by shareholders; and/or
•
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.
Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9.
Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Non-U.S. Proxy Items 1
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or

•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
1 Excludes Japan public equity investments, please see Section C.
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.
Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or

•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
•
Vote AGAINST the Nominating Committee if the board does not have at least one woman director.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee andare required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if theysit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefitsthat are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;

•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains
•
transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (5 year cooling off period);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unlessthere is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to
•
malfeasance or poor supervision, such as operating in private or company interest rather than in
•
shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
5.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.
Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
C.Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio is less than 20%; or
•
The company proposes the payments even though the company posted a net loss for the year under review;
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director and Statutory Auditor Elections
Vote FOR management nominees taking into consideration the following:
•
The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST the Nominating Committee if the board does not have at least one woman director. For Japanese boards with statutory auditors or audit committee structure, but no nominating committee, vote AGAINST top executives.
Vote AGAINST top executives when the board consists of more than 15 directors and less than 15% of outside directors.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Internal Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Internal Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
Any director who works or worked at companies whose shares are held by the company in question as cross-shareholdings
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (5 year cooling off period);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
External NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
5. Capital Structure
Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet
•
guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;

•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6. Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
8.Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.

J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•
removing certain JPMAM personnel from the proxy voting process;
•
“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•
voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•
deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•
a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•
a copy of each proxy statement received on behalf of JPMAM clients;
•
a record of each vote cast on behalf of JPMAM client holdings;
•
a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•
a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•
JPMorgan Chase Bank , NA
•
J.P. Morgan Asset Management (UK) Limited
•
J.P. Morgan Investment Management Inc.
•
JF Asset Management Limited
•
JF Asset Management (Singapore) Limited
•
JF International Management Inc.
•
J.P. Morgan Private Investments, Inc.
•
Security Capital Research & Management Incorporated
•
Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
Part II.A: North America Proxy Voting
1a.Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences;
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock- Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
1b. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
1c. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)
Majority of board composed of independent directors,
2)
Nominating committee composed solely of independent directors,
3)
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)
Annually elected board,
2)
Majority of board composed of independent directors,
3)
Nominating committee composed solely of independent directors,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
6g. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and ethnic diversity. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
6h. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6i. Board Size
Vote for proposals to limit the size of the board to 15 members.
6j. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control – Will the transaction result in a change in control of the company?
•
Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company

•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
12a. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12c. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Kayne Anderson Capital Advisors, L.P.
Proxy Voting Policy
A. Policy
KACALP/KAFA (for purposes thereof, the “Firm”) votes client proxies in the interest of maximizing shareholder value. To that end, the Firm votes in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration is given to both the short-term and long-term implications of the proposal to be voted on when considering the optimal vote.
However, absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with the proxy voting guidelines herein. The guidelines are applicable to the voting of all proxies. However, any proxy voting guidelines provided by an advisory client or its designated agent in writing supersede such guidelines. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.
The Firm may be subject to conflicts of interest in the voting of proxies from time to time. Such conflicts of interest are addressed as set forth below.
B. Procedures for Identification and Voting of Proxies
As an integral part of the investment process the Firm has the responsibility for voting proxies, with limited exceptions as described below. Compliance is responsible for ensuring that this policy is adhered to and for voting the Firm’s proxies, in conjunction with advice from the applicable portfolio manager or research analysts. This constitutes the “Proxy Voting Group”.
To fulfill its fiduciary duty in voting client proxies, the Firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; and (ii) all proxy votes are cast (except as set forth under paragraph D. Other Special Circumstances below).
1. Funds
The vast majority of the Firm’s investment activities are for the benefit of commingled accounts (i.e. funds) for which it serves as general partner, and it therefore votes proxies for such accounts. Compliance reviews the list of clients and compares the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.
2. Separate Accounts
Separate accounts are treated the same as fund accounts, except that if a separate account client provides specific voting instructions, Compliance votes that client’s proxy in accordance with the client’s written instructions. Proxies of separate account clients who have selected a third party to vote proxies, and whose proxies were received by the Firm, are forwarded to the designee for voting and submission. Proxies received after the separate account termination date of a client relationship are not voted. Such proxies are delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.
3. Internal Proxy Distribution
Compliance will provide the appropriate research analyst and portfolio manager with a copy of the relevant proxy ballot and as a reference, if available, an analysis by Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service for their review and voting advice.
4. Determination of Voting Position
While the third-party instructions may be useful, the Firm may and generally is expected to have in-depth knowledge of the vast majority of the companies in which it has invested, particularly in areas such as energy master limited partnerships and related sectors, which knowledge may provide good reason to vote in a manner that is not consistent with the advice of the third-party service provider. After receiving voting instructions from the research analyst and/or portfolio manager, Compliance will vote the proxy(ies) according to the instructions received. It is the responsibility of the research analyst, if communicating voting instruction, to concurrently communicate such instructions to Compliance and the affected portfolio manager(s). The latter may override the instructions of the research analyst but must do so promptly.
5. Conflicts of Interest
As discussed below, material conflicts between the Firm’s interests and those of its clients with respect to proxy voting are reviewed and discussed with the GC.
If the Proxy Voting Group detects a material conflict of interest that it cannot reasonably resolve itself, the Firm may rely on the third-party proxy voting service or another consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. Alternatively, the Firm may make a voting determination based on the advice of GC or outside counsel concerning the conflict of interest.
6. Abstentions
The Firm may elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes is documented and the documentation is maintained in the proxy file.

7. Opposing Voting
There may be circumstances which lead the Firm to vote the same proxy in two directions for different accounts. This may occur, for example, if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposing direction for its other clients. In all such cases, the Firm maintains documentation to support its voting decision.
C. Potential Conflicts of Interest
The Firm may be subject to a material conflict of interest in the voting of proxies from time to time due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management related services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time the responsible voting parties become aware of any potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Firm’s GC.
Upon the identification of a material conflict of interest, the procedures described under Item 5 of Procedures for Identification and Voting of Proxies above are followed.
D. Other Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the Firm that it wishes to retain the right to vote the proxy, the Firm will instruct the custodian to send the proxy material directly to the client, (2) where a proxy is received for a client account that has been terminated with the Firm, (3) where a proxy is received for a security the Firm no longer manages (i.e., the Firm had previously sold the entire position), or (4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
E. ERISA Accounts
Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
F. Recordkeeping
As required under rule 204-2 of the Advisers Act, the Firm shall maintain the following proxy records:
(i) A copy of these policies and procedures;
(ii) A copy of each proxy statement the Firm receives regarding client’s securities;
(iii) A record of each vote cast by the Firm on behalf of a client;
(iv) A copy of any document created by the Adviser that was material to making a decision;
(v) how to vote proxies on behalf of a client or that memorialized the basis for that decision;
(vi) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Firm to any (written or oral) client request for information on how the Firm voted proxies on behalf of the requesting client.
The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The Firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.
G. Disclosure
As disclosed in Item 17 of the ADV Part 2A, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquiries about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.
H. Proxy Solicitation
As a matter of practice, it is the Firm’s policy to not reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies.

I. OVERSIGHT OF Proxy VOTING ADMINISTRATOR
The Firm has engaged Institutional Shareholder Services or ISS, an independent third party proxy voting specialist, to assist in the proxy voting process. As part of the oversight of ISS, the CCO will periodically review ISS’ conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Firm’s clients. The Firm also conducts annual oversight of ISS through the periodic vendor due diligence process.

MetLife Investment Management, LLC
Proxy Voting Policy and Procedures
PoLICy
MetLife Investment Management, LLC (“MIM”) has established these proxy voting procedures with respect to MIM client accounts (referred to as “client” in this policy) where MIM has been delegated discretionary proxy voting authority. It is MIM’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2).
This policy does not apply where MIM has not been delegated proxy voting authority by a client (i.e. the client has retained the authority or designated someone other than MIM to vote proxies on its behalf).
These proxy voting policies and procedures are available to all clients upon request, with the understanding that they are subject to change at any time without notice.
PROCEDURES FOR PROXY VOTING
MIM has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM or its affiliates do not affect voting decisions on behalf of clients. All MIM personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.
MIM generally votes every proxy. However, MIM may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.
Once a client has delegated its proxy voting rights to MIM, MIM does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.
MIM has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM’s procedures for determining an Override are set forth herein.
Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM will furnish to a particular client details of how MIM has voted the securities in its account; clients can request this information by contacting MIM. MIM does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).
1. PROXY VOTING COMMITTEE
Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least three members, including at least one representative from MIM’s Index Strategies unit, MIM Legal, and MIM Compliance. A member of MIM’s Index Strategies Unit attends all meetings of the Proxy Committee and is responsible for keeping records of the Proxy Committee’s meetings.
The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.
On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee then in office constitutes a quorum.
2. ProxY VOTING SERVICE VENDOR
MIM has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM. ISS receives a daily electronic feed of all holdings in relevant MIM client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.

The Proxy Committee shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM’s clients.
In making such an assessment the review may consider:
•
The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;
•
The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or;
•
Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.
No less than annually, MIM shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.
3. OVERRIDING THE GUIDELINES
MIM may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below.
If any MIM investment professional or a member of MIM Legal or MIM Compliance believes that MIM should vote in a manner inconsistent with the Guidelines, such person must notify MIM’s Chief Compliance Officer (“CCO”). MIM’s CCO will work with MIM Legal to make a determination as to whether the situation presents a material conflict of interest.
The term “conflict of interest” refers to a situation in which MIM or its affiliates have a financial interest in the proxy matter, other than the obligation MIM incurs as investment adviser, which may compromise MIM’s freedom of judgment and action with respect to the voting of the proxy.
A. No Material Conflict of Interest
If MIM Legal determines that there is no material conflict of interest, MIM will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM will instruct ISS to vote accordingly prior to the voting deadline. MIM will retain records of documents material to any such determination and the voting of any such proxy.
B. Material Conflict of Interest
If, however, MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:
•
a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
•
data regarding client holdings in the relevant issuer;
•
pertinent information related to a material conflict of interest, together with all relevant materials;
•
the vote indicated by the Guidelines, together with any relevant information provided by ISS; and
•
the rationale for the request for an Override, together with all relevant information.
After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.
4. VOTES NOT GOVERNED BY GUIDELINES
In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth in Section 3 above for overriding the Guidelines. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Unless MIM Legal determines that the situation presents a material conflict of interest, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM will instruct ISS to vote in accordance with the recommendation. In the event that MIM Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

5. NO UNDUE INFLUENCE
If at any time any MIM associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to MIM’s CCO who will notify MIM Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.
6. BOOKS AND RECORDS RETENTION
MIM (or ISS on behalf of MIM) maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:
•
a copy of these policies and procedures;
•
proxy statements received regarding client securities are maintained by ISS;
•
a record of each vote cast is maintained by ISS, and such records are accessible to MIM;
•
a copy of any document created by MIM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
•
each written client request for proxy voting records and MIM’s written response to any (written or oral) client request for such records.

Morgan Stanley Investment Management Inc.
September 2020
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC and MS 522 CLO CM LLC (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
•
With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.
•
For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
•
For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
•
In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain or vote against on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
•
Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•
General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii.   We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.
We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.
We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.
We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.
Board independence : We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66  2 ∕ 3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.
Board diversity : We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.
5.
Majority voting : We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.
Proxy access : We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.
Reimbursement for dissident nominees : We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8.
Proposals to elect directors more frequently : In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9.
Cumulative voting : We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10.
  Separation of Chairman and CEO positions : We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11.
  Director retirement age and term limits : Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12.
  Proposals to limit directors’ liability and/or broaden indemnification of officers and directors : Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
•
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•
Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•
Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
•
Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
•
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
•
Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.Shareholder rights plans : We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.Supermajority voting requirements : We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3.Shareholders right to call a special meeting : We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4.Written consent rights : In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.Reincorporation : We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6.Anti-greenmail provisions : Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.Bundled proposals : We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors..
H. Executive and Director Remuneration.
1. We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.

Environmental Issues:
We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate.
Social Issues:
We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question
A potential material conflict of interest could exist in the following situations, among others:
The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.
If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV.RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 24-25, 2019
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter

Pacific Investment Management Company LLC
Global Proxy Voting Policy Summary
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight : Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations4 and the ISP’s compliance program.
Sub-Adviser Engagement : As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Peregrine Capital Management, LLC
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.
Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
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The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
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The Portfolio Managers vote proxies in adherence to established policies and guidelines.
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Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
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If a Portfolio Manager votes contrary to established guidelines, they are required to receive prior approval from the CCO.
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Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
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Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•
Our internal voting position guidelines cover four types of proposals: routine management proposals; anti-takeover proposals; shareholder proposals; and non-routine non-compensation proposals.
•
The CCO reviews votes in advance and reports quarterly to the Board.
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Peregrine employees that becomes aware of an actual or potential proxy voting conflict of interest must communicate the issue to Compliance, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•
Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•
Despite our best efforts to vote proxies promptly, there may be circumstances outside of our control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•
Peregrine contacts the Custodian, informing them that Peregrine has been authorized to vote proxies, and forwards proxy cards to the attention of the Proxy Coordinators of Peregrine Capital Management.
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Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. We download meeting information via the website through an automated interface (meeting date, record date, proposals, ballots received).
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The Proxy Coordinators set up each meeting upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
Meeting information is available through the ISS website for nine years.

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Records of votes, including the supporting rationale, are maintained electronically at Peregrine for seven years, except as described above.
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We prepare and distribute reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1.
Election of directors and other officers of the corporation.
A2.
Appointment of auditors.
A3.
Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4.
Reduce supermajority vote requirement.
A5.
Indemnification of officers, directors, employees and agents.
A6.
Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7.
Declaring stock splits and stock dividends.
A8.
Authorizing a new class or series of securities for ordinary business purposes.
A9.
Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management when deemed to provide such a conflict:
B1.
Board classification without cumulative voting.
B2.
Elimination of shareholder action by written consent.
B3.
Blank check preferred stock.
B4.
Restricting removal of directors for cause only and only by a supermajority vote.
B5.
Fair-price proposals combined with supermajority rules.
B6.
Multiple anti-takeover proposals.
B7.
Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8.
Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9.
Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals

C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1.
Plans which provide for exercise prices below 85% of market value at time of grant.
D2.
Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3.
Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4.
Plans which give the Board the authority to establish exercise prices without preset limits.
D5.
Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6.
Combinations of the initiatives above.

PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.).
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
•
Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•
If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•
If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•
PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
•
The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•
Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•
PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
•
In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

•
March 12, 2020

QS Investors, LLC
Proxy Voting Policy
Introduction
QS Investors, LLC (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.
1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of QS’s advisory clients. As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.
Principals for Responsible Investment
QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non‐discrimination, and the protection of human rights.
Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.
Underlying Funds
Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements
QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:
•
Neither the Guidelines nor specific client instructions cover an issue;
•
ISS does not make a recommendation on the issue; and

•
QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
•
Proxy ballot was not received from the custodian;
•
Meeting notice was not received with adequate time for processing; or
•
Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
•
The issuer is a client of QS;
•
The issuer is a material business partner of QS; or
•
An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.
QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.
As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.1
1
Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.
If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.
Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Information Management Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS will also maintain the following records relating to proxy voting:
•
The name of the issuer of the portfolio security;
•
The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•
The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•
The shareholder meeting date;
•
A copy of each proxy statement received by QS;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the issuer or by a security holder;
•
Whether QS cast its vote on the matter;
•
How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•
Whether QS cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
•
Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
•
Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
•
Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
•
Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•
Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
•
whether the proposed acquisition price represents fair value;
•
whether shareholders could realize greater value through other means; and
•
whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•
Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:

•
whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
•
whether the company’s longer-term prospects will be positively affected by the proposal.
•
Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
•
Share Option Plans – The Firm will generally vote against proposals which authorize:
•
more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
•
the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
•
the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
•
Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•
Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm’s portfolio managers, Chief Compliance Officer, and internal or external legal counsel will consult with each other relating to the best method to resolve any actual or apparent conflict between the interest of the Firm and its Clients, in a manner that seeks to vote the best interest of the Client without regard to the conflict. As such, the Firm will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with the voting guidelines set forth by the Proxy Service or receiving another independent third-party recommendation. The Firm will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
1.
The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
2.
The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
3.
The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Rockefeller & Co. LLC
Proxy Voting Policy Summary
Proxy Voting and Corporate Governance
Rockefeller Asset Management (“RAM”) considers proxy voting a fiduciary duty to protect and enhance the long-term interests of our clients. RAM seeks to assure that proxies are regarded as assets of portfolios subject to the same fiduciary standards as other client assets. In essence, this means that proxies will be voted in an informed and timely fashion on behalf of their “owners,” our clients.
Corporate governance, which includes proxy voting, is an integral part of RAM’s effort to manage and enhance the long-term value of our clients’ assets. We seek to make a positive contribution to good corporate governance and consider internationally recognized corporate governance best practices in our voting decisions. We take an active interest in the companies we invest in, and one of the ways we seek to achieve this is through proxy voting. RAM considers proxy voting to be a key element of our stewardship responsibility.
The proxy statement is a vital document from companies because it is the only formal basis for a dialogue between the board and shareholders. Most proxies address questions of corporate governance, as well as consider social and environmental issues at the request of shareholders. We recognize that the interests of shareholders are not always identical to those of management but that an effective proxy system serves as a signal to a board and management that they have engaged shareholders who expect accountability. We believe that active engagement with portfolio companies leads to greater transparency and is an important element of our stewardship process.
General
RAM has implemented these policies and procedures to ensure that proxies are voted in the best interest of our clients in fulfillment of RAM’s fiduciary duties and in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
RAM is a signatory of the Principles for Responsible Investment (“PRI”), a global network of investors with the aspirational goal to incorporate environmental, social and governance (“ESG”) issues that may have a material business impact into their investment analysis and decision-making process. RAM integrated PRI/ESG into its overall proxy voting process beginning with Proxy Season 2013 in an effort to align our proxy voting policies and processes with the PRI as much as reasonably possible.
RAM has engaged Institutional Shareholder Services Inc. (“ISS”), an organization unaffiliated with RAM, to assist with proxy voting. In addition to the execution of proxy votes in accordance with RAM’s guidelines and record-keeping services, ISS also provides RAM with corporate governance information, due diligence related to making informed proxy voting decisions and vote recommendations. RAM also obtains research on social issues impacting certain issuers of public securities from a range of additional service providers including MSCI Inc. Research and shareholder engagement underpin our decision-making process. RAM retains final authority and responsibility for proxy voting.
A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises RAM of such decision in advance of any proxy vote(s). If a client retains proxy voting authority, RAM will instruct the appropriate custodian banks to forward proxy material directly to the client and RAM shall have no further responsibility. In certain cases, however, RAM may provide administrative services to clients who have retained proxy voting authority but desire that RAM assist with the technical aspects of processing related paperwork and executing the client’s voting decision.
Upon reasonable notice, RAM will also adhere to any specific client directions and/or guidelines with respect to proxy voting, even if such directions or guidelines conflict with RAM’s proxy voting guidelines.
Upon request, RAM will promptly provide clients with a copy of these policies and procedures, as well as information on how RAM voted proxies of securities held in their accounts.
Proxy Voting Committee and Personnel
Senior representatives from a variety of functional areas, such as the Investment, Institutional Sales, and Legal Departments, serve as members of the Proxy Voting & Shareholder Engagement Committee (the “Committee”).
The Committee is charged with the responsibility for administering these policies and procedures, and meets periodically and as necessary to: (1) oversee the proxy voting process and the implementation of these policies and procedures; (2) consider matters of a non-routine or unusual nature, including any material conflict of interest presented in connection with a pending vote; (3) assure that the wishes of clients who have provided voting guidelines to RAM have been followed; (4) review and periodically update RAM voting guidelines; (5) arrange for the necessary voting and other records to be maintained in accordance with applicable regulatory requirements; and (6) review the services of any third party engaged by RAM to assist with proxy voting.
The Committee has designated a Voting Delegate and one or more Proxy Administrators who are responsible for the day-to-day administration of these policies and procedures, and who report periodically to the Committee on these matters.
Proxy Voting Guidelines
RAM has developed voting principles and guidelines that govern voting proxies in a prudent and diligent manner (see Exhibit A). We believe that non-financial issues such as ESG practices can have a significant economic impact on the value of a company, and we evaluate these factors when voting. RAM also believes that good citizenship is good business and that encouraging companies to improve their environmental and social responsiveness can lead to improved financial performance.

We do not automatically vote for or against any class of resolutions, but rather follow a list of preferences.
Each case is reviewed individually and when it makes sense to deviate from these guidelines, we would do so only after due research and discussion with the company. We recognize that there are often circumstances that even well thought out guidelines fail to contemplate. Exceptions to these guidelines can be made after due research and discussion with the company has led analysts and/or portfolio managers to conclude that a change in voting is warranted and in the best interest of the shareholders.
On governance issues, we tend to favor resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, our guidelines favor proposals that:
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Preserve and enhance the rights of minority shareholders
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Increase the board’s skill base
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Increase the accountability of both the board and management
With respect to environmental and social factors, RAM believes that companies should be able to demonstrate that they have appropriate policies and systems in place and that they encompass relevant sustainability risks and opportunities. Our voting guidelines seek to encourage progress and leadership from companies in areas such as:
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Production of products and services in a manner that is aligned with the sustainable development of the world’s economy
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Human capital management policies and practices
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Environmental practices and risk mitigation
The Proxy Voting Guidelines are based on three underlying principles, which we believe are fundamental to financial viability and long-term sustainability:
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The primacy of shareholders and the recognition of the standing of other stakeholders
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The independence of the Board of Directors and its duty to represent the shareholders, including minority shareholders
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A commitment to promoting a culture of transparency and accountability throughout the company for sound corporate decision-making
The guidelines address a broad range of issues reflecting our general views and are meant to be used in evaluating individual proxy proposals and to serve as a framework for exercising voting rights. They are not intended to provide a guide as to how RAM will vote in every instance. Rather, these guidelines share our view about corporate governance issues generally and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with policy discretion, taking into consideration the issues and facts specific to the company and the individual ballot item. They are not meant as a comprehensive guide for assessing a corporation or an industry.
Proxy Voting Limitations
RAM will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. RAM will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.
Conflicts of Interest
We actively seek to identify, mitigate, and monitor potential conflicts of interest that may emerge in relationship with our proxy voting activities, and have adopted policies and procedures to address potential conflicts which may arise in connection with providing investment advisory services to clients.
Conflicts of interest may arise from the varying types of financial services and products offered by Rockefeller Capital Management and its affiliates (“RCM”) and the types of clients that we serve. For example, Rockefeller Financial LLC and other RAM affiliates may provide strategic advisory services to both public and private companies and other types of clients including with respect to acquisitions, divestitures and capital raising activities. We and our affiliates may also provide investment advisory and other services to directors, officers and other persons who have material relationships with public and private companies or who own shares of public and private companies. We or our affiliates may also have relationships with pension plans and other investors who sponsor proposals or participate in engagement activities. In addition, certain directors, officers and employees of RAM and its affiliates may also serve as directors and/or officers of public and private companies or have a material relationship with or own shares in such companies.
RAM’s policy is that proxy voting activities must seek to further the long-term interests of our clients and not the interests of RAM, its affiliates or their respective directors, officers, and employees. RAM’s Voting Delegate, in consultation with RAM’s portfolio management team, is responsible for conducting proxy voting activity in accordance with this Policy. The Voting Delegate and RAM portfolio management team members are required to disclose to the Committee any potential material conflicts of interest that may arise in connection with performing engagement activities on behalf of clients, including any attempt by persons seeking to influence any engagement activity. Material conflict issues which are identified will be referred for resolution to the Committee, which will consult with RAM’s Conflicts

Committee as appropriate. Committee members are required to consider if they have a conflict of interest in any proxy voting matter that is referred to the Committee and must disclose such conflict to the Committee and potentially recuse themselves from matters relating to the conflict. In the event a material conflict of interest is identified, the Committee will generally direct the Voting Delegate to vote the proxy based upon the recommendation of ISS. If the Committee determines to resolve the conflict in a different manner, the approach will be documented.
Exhibit A
VOTING PRINCIPLES & GUIDELINES
Principle 1 – The Rights and Responsibilities of Shareholders
RAM recognizes that shareholders, as owners of the enterprise in which they are invested, have certain fundamental rights and responsibilities that derive from their ownership interest. As stewards of our clients’ capital, in deciding whether to support or oppose a proxy proposal, we seek to assure that the proposal is consistent with the following guidelines:
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Effective voting rights are central to the rights of ownership; all shareowners must be treated equitably and upon the principle of one share/one vote
Basic shareholder rights must be scrupulously maintained, including:
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The right to participate in decisions “concerning” fundamental corporate changes affecting the company’s governing documents
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The authorization of new shares and the sale of the company
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Protection against excessive dilution, the election of directors and the ratification of the appointment of auditors
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The right to elect, remove and nominate directors
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Company accountability with appropriate checks and balances; effective enterprise risk management systems covering all significant issues, including corporate responsibility issues
In line with these principles, we will use the following guidelines to vote proxy resolutions. We will generally vote in favor of the following proxy resolutions:
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Majority Vote Standard: We believe directors should be elected based on a majority of votes cast; majority voting provisions will likely lead to greater director accountability
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CEO and Management Succession Planning: We believe boards should be actively engaged in CEO and senior management succession planning consistent with the company’s strategic direction
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Shareholder Right to Call a Special Meeting and Act by Written Consent: Shareholders should be able to call special meetings between annual meetings or act by written consent
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Proxy Access: RAM believes proxy access is a fundamental right which should afford long-term shareholders owning in aggregate at least 3 percent of a company’s voting stock the ability to nominate up to 25 percent of the board
We will generally oppose proposals that:
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Restrict or prohibit the right of shareholders to call a special meeting
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Restrict or prohibit the right of shareholders to take action by written consent
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Reprice underwater options unless there are valid reasons that the repricing will benefit all shareholders
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Adopt anti-takeover provisions, including the issuance of new shares, shareholder rights plans (poison pills), and golden parachutes. We will generally withhold votes on all members of the board if new shares are issued, or if a poison pill or golden parachute was implemented or extended without shareholder approval. The link between the financial interests of shareholders and their right to consider and accept buyout offers is significant, and therefore it is important that shareholders be allowed to weigh in and vote on whether or not they support a rights plan
In general, we will oppose proposals that limit shareholder rights:
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We will generally oppose supermajority-voting requirements that limit the rights of minority investors
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We will generally oppose cumulative voting for companies that have not adopted a true majority voting standard but have adopted some form of majority voting
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We will generally oppose dual classes of stock which skew voting rights such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company
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Bundled Proposals: Shareowners should be allowed to vote on unrelated issues separately. Individual voting issues should not be bundled with proposals that impede the rights of shareholders

Principle 2 – Accountability and Transparency
Integrity of Financial Reports
A strong disclosure policy has important benefits for shareholders and is crucial to their ability to vote intelligently. Such a policy influences corporate policy in positive ways and helps to maintain the confidence of capital markets. The basic principle of strong disclosure is an effort to assure that all constituencies of the corporation have timely and accurate information to make informed decisions. We do not support resolutions calling for more disclosure than is necessary or for the disclosure of information that would materially and adversely affect the company’s competitive position.
All public statements of the corporation should be in non-technical language appropriate to their audiences and should be free of obfuscation. This is especially important with respect to financial statements, including their footnotes. Companies should disclose all material risk factors and the steps taken to manage those risks. Risk factors include those arising from the environmental, social and governance impacts of the company’s activities.
Accountability and transparency are key. Directors must be accountable to their shareholders and should be accessible for shareholder inquiries. Companies must disclose operational, financial and governance information in a timely, complete, and comprehensible manner, and in accordance with applicable regulatory requirements. We expect companies to report on potential material environmental and social risks and opportunities which may impact long-term performance.
We believe it is the duty of management to take steps to ensure the objectivity and accuracy of financial reports. To this end, we expect management to proactively identify threats to auditor independence, put in place safeguards to preserve this independence and evaluate their effectiveness over time. We recommend that management consider the periodic rotation of auditors, which we recognize as a best practice, with the goal of protecting the integrity of financial reporting. We believe management is usually best placed to select the best auditor for the company.
In line with these principles, we will generally vote in favor of the following proxy proposals that:
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Limit consulting by auditors to a maximum of 25% of total audit fees
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Ensure the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for monitoring risk, financial control and compliance with the law
Principle 3 – Boards and Directors
Every company should be headed by an effective board which provides the foundation for a well governed company whose board should reflect a good balance of skills, diversity, expertise, independence, and knowledge to capably manage their fiduciary responsibilities effectively. The composition and effectiveness of the board is a crucial element in determining long-term corporate performance. In building an effective board, a company should seek candidates from the most diverse pool of relevant talent.
Composition:
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There should be clear definitions of the role of the board, its committees and senior management to ensure that the responsibilities of each are well understood and delineated
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The roles of Chairman and Chief Executive Officer (CEO) should be separate to ensure there is a clear division of responsibilities at the head of a company and to potentially mitigate the risk of a concentration of decision-making powers in the hands of a single individual
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Absent separate Chairman and CEO positions, a company should have an independent lead director elected by and from the independent board members with clearly delineated and comprehensive duties
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Directors should stand for re-election on an annual basis
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The board should have formal procedures to assure that neither any of its members nor any officer of the corporation has a conflict of interest or engages in undisclosed related-party transactions
Responsibilities of the Board of Directors:
Among the most important missions of the board is ensuring that shareholder value is both enhanced through corporate performance and protected through adequate internal financial controls. There should be a clear division of responsibilities at the head of the company between the running of the board and the executive responsibility for the running of the company’s business. No one individual should have unfettered powers of decision. The following are key responsibilities of the board:
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Providing oversight of the company; guiding corporate strategy, risk management and policy, annual budgets and business plans, the setting of performance objectives, monitoring corporate performance, overseeing major capital allocation, capital expenditures, acquisitions, and divestitures
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Establishing appropriate executive compensation structures
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Monitoring the effectiveness of the governance practices and ensuring risk mitigation is in place

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Disclosing and communicating board oversight role and responsibilities to shareholders. In line with these principles, we will use the following guidelines to vote proxy resolutions
We will generally vote in favor of the following proxy resolutions:
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Separate CEO and Chairman positions
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Annual election of board of directors
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Proposals related to declassifying or staggered boards; all directors should stand for election every year
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Independent audit, compensation, nominating and governance committees
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Authorization of increases in common shares provided the amount requested is necessary for sound business practice and is reasonable given the company’s industry and performance history
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Mandatory share ownership – executives and directors should be required to own a minimum level of equity ownership in the companies on whose board they sit
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We will support resolutions asking directors to continue the process of in- person annual meetings. Under normal circumstances, “Virtual” annual meetings should not replace face-to-face annual meetings
We will generally these proxy resolutions on a case-by-case basis:
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Proposals that request executives to retain a significant portion of shares either until retirement or for a specified period after retirement, if not overly prescriptive
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Proposals that request the creation of a board committee dedicated to long-term sustainability risk management
We may withhold or vote against directors under the following circumstances:
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A director who failed to attend a minimum of 75% of board and applicable committee meetings unless the poor attendance was justifiable and unusual, and unlikely to be repeated in the future
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A director who sits on four or more public company boards; or serves as CEO of any public company and also sits on more than one other public company board in addition to their own board
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A director who has ignored shareholder concerns or failed to act upon a shareholder proposal which received majority shareholder support at the last annual or special meeting
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A director who is also the Chief Financial Officer (CFO). Given the critical importance of financial disclosure and reporting, the CFO should report to the board and not be a member of it
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Compensation chair (or entire committee) when the Say-on-Pay proposal has received over 30% shareholder votes against the proposal and the company has not responded to the shareholder concerns over pay
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We will consider withholding or voting against any director(s) based on issues that our proxy advisor brings to our attention and recommends us to withhold or vote against as a result thereof. The issues may include directors that have served on what is considered a “failed” board, conflicts of interest, or other issues
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We may vote against or withhold from individual directors, members of a committee, or the entire board, which has failed to exercise stewardship including material failure of governance, risk oversight, or fiduciary responsibilities at the company; failure to replace management as appropriate; or egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders
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We may vote against directors if we believe a company is not taking steps to appropriately monitor ESG factors
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We may vote against all directors eligible for re-election at companies that lack diversity on their boards
Principle 4 – Board Committees
Companies should have audit, nominating and governance, and compensation committees composed of at least three directors to oversee key oversight functions.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible and accountable for assessing the skills and competencies of directors to ensure the board has a diverse range of expertise as well as formulating a process for the selection, appointment, and re-appointment of directors to the board. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

The Nominating and Governance Committee should report annually on its activities, in particular providing a detailed discussion of its process for identifying and appointing executive and non-executive directors and the processes it employs to ensure that members reflect an appropriate diversity of perspectives, experiences and cultural backgrounds. The report should also include results of the board evaluation process.
We will generally vote in favor of Nominating and Governance Committee members, but would vote against certain members under the following circumstances:
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All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with substantial impact on shareholder rights, where the proposal received a majority vote to allow the board to implement that proposal
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The governance committee chair if the CEO holds the position of the Chairman as well
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The governance committee chair if there are no women on the board or board slate
In line with these principles, we will also generally vote against the following proxy resolutions:
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Bundled proposals by U.S. companies
Audit Committee
The Audit Committee monitors and oversees the process and procedures that management and auditors perform. Additionally, the audit committee monitors and approves related party transactions, and should ensure that any such transactions do not disadvantage minority shareholders. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders.
The Committee should comment on the process for ensuring independence of the auditors and for evaluating the impact of non-audit work.
Shareholders should be given the right to approve the ratification of auditors annually.
We will generally vote in favor of audit committee members, but would vote against certain members under the following circumstances:
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All audit committee members if there is a lack of adequate controls in place, there is a resulting restatement of financial statements, and disclosures indicate there is lack of documentation with regard to option grants
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The audit committee chair, if the committee has less than three members and/or no member has appropriate financial expertise
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Members of an audit committee who are up for election and who served on the committee at the time of the audit, if non-audit fees are excessive (generally over 25% or more of audit fees)
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The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval
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All members of the audit committee if the company has aggressive accounting policies or poor disclosure/lack of transparency in its financial statements
Compensation Committee
A standing compensation committee of the board must be responsible for the compensation policy of the corporation. Such policies should be written to protect shareholders from the conflict of interest inherent in the practice of managers and directors using shareholder money to compensate themselves. Shareholders should not be diluted without their approval. All plans that grant options or award stock to officers and directors must be approved by shareholders. In general, shareholder approval should be sought also for plans that grant options to non-officers and directors.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the metrics used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, the compensation committee should only engage a compensation consultant that is not also providing any other services to the company or management.
Compensation practices should allow a company to attract, motivate and retain proven talent. Good pay practices should align management’s interests with the creation of long-term shareholder value. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) compared to a well-selected sector index, peer group or other performance hurdle. The rationale for the selection of a specific index or peer group should be disclosed as well.
Finally, compensation committees are responsible for reviewing and setting compensation so that compensation is not viewed as “excessive” and certain practical criteria are met aligning the interests of management with those of the corporation and shareholders.
Say on Pay
Say on Pay enhances transparency in setting executive pay, improves accountability to shareholders, and provides a more effective link between pay and performance. Compensation practices should allow a company to attract and retain proven talent. Although Say on Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures and should elicit board response. In the absence of any evidence that the board is engaging shareholders on the issue and responding accordingly, we will hold compensation committee members accountable for a failure to respond and we may withhold votes from members of the compensation committee for their unresponsiveness to shareholders in subsequent years.
We generally vote on a case-by-case basis on Say on Pay and for annual frequency of the Say on Pay vote.
We will generally vote in favor of compensation committee members, but would vote against certain members under the following circumstances:
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Compensation chair (or entire committee) if we observe a lack of board response to investor concerns and against votes to reject executive compensation proposals in excess of 30%
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All members of the compensation committee if the company entered into excessive employment agreements or severance agreements during their tenure
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All members of the compensation committee if option exercise prices were backdated in the last fiscal year
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All members of the compensation committee if egregious compensation practices are identified
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All members of the compensation committee if we observe an overreliance on discretion or extraordinary pay decisions to reward executives without evidence of alignment with shareholder interests
In line with these principles, we will generally vote in favor of proxy resolutions that:
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Adopt a policy that some portion of future stock option grants to senior executives be performance-based
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Expense option value at the time of grant
In line with these principles, we will generally vote in favor of proxy resolutions that:
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Require that all board members have and maintain a material investment in the common stock of the company
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Require that directors be compensated for their efforts through a combination of cash and stock, with the latter being the predominant element
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Request approval of Employee Stock Ownership Plans (ESOPs). ESOPs may promote active employee ownership, attract, and retain higher quality employees, create more employee wealth, and help to achieve sustained superior performance
In line with these principles, we will generally vote against equity compensation plans that:
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Do not provide clawback provisions
We will generally vote against Say on Pay and the following proxy resolutions:
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Where specific policies fail to link compensation with performance
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Where compensation is excessive
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Where disclosure is inadequate
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Where the compensation program had excessive discretion without an objective, formula-based methodology being used
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Where there was no valid rationale for significant changes to performance targets or metrics
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Executive compensation for CEO, executives, and management if the compensation does not reflect the economic and social circumstances of company (i.e., during times of financial strains, layoffs, downsizing, or underperformance)
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Stock option plans that in total offer greater than 10% of shares outstanding because of voting and earnings dilution unless the company is growing rapidly
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Options repricing without prior shareholder approval
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Stock option plans where option exercise prices are below the marketplace on the day of the grant
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ESOPs whose purpose is to prevent a corporate takeover
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Egregious Special Executive Retirement Plans (SERPs) payouts
Reasons to vote against a Say on Pay resolution could include the following:
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Lack of board responsiveness to shareholder requests for engagement on compensation, risk management and capital allocation issues (for example, we would withhold from compensation committee members for the board’s failure to respond to majority-supported shareholder proposals on executive compensation issues)
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Lack of board responsiveness if company’s Say on Pay shareholder vote was 20% or more in opposition of the Say on Pay resolution in the previous year

Principle 5 – Environmental, Social and Governance (ESG) Factors
RAM recognizes that ESG factors provide shareholders with an additional lens into the leadership, quality, strategic focus, and operational standards of practice of a company. Such factors may also affect a company’s share price and reputation as well as identify potential investment risks and opportunities. We believe that well-managed companies are responsive to ESG impacts and take appropriate steps to manage and disclose policies, and performance with respect to these issues. RAM seeks to balance ESG issues with economic implications within the broader context of stewardship.
Companies should be able to demonstrate that they have appropriate ESG policies and systems in place and that they encompass relevant sustainability risks and opportunities.
To that end, we believe companies should adopt progressive practices toward the elimination of human rights violations in all countries or environments in which the company operates including: policies to prevent workplace discrimination and harassment of any kind including sexual harassment, and/or violence based on race, color, religion, national origin, age, disability, sexual orientation, gender identity, marital status, or any other status protected by laws or regulations in areas of a company’s operations. Through communications with companies and voting proxies, we will generally favor initiatives that seek to increase accountability and transparency or to prevent abuse.
Environmental and social proposals are primarily initiated by shareholders and typically request that a company enhance its disclosure or amend certain business practices. When evaluating shareholder proposals, we consider whether the proposal itself is well-framed and compare companies relative to their peers (leaders, laggards) as well as the potential cost of implementation. We review and vote ESG proposals on a case-by-case basis and assess whether adoption of the proposal is likely to enhance or protect long- term shareholder value.
We will generally vote in favor of the following shareholder proposals:
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Requests for increased disclosures of a company’s policies, initiatives and oversight mechanisms related to environmental practices (if not onerous to produce or cost prohibitive)
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Requests for a report on how a company is measuring, mitigating, and disclosing greenhouse gas (GHG) emissions / methane emissions from their operations and products, as well as their progress towards reducing such emissions
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Requests for disclosure on climate change risk and opportunities as well as long-term strategy and mitigation (if not onerous to produce or cost prohibitive)
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Requests for board oversight and responsibility of environmental policies and practices
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Request for a report on risks of water scarcity and/or water pollution (usually embedded in a general sustainability report)
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Requests for energy efficiency efforts/renewables programs
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Requests for a company’s sustainability report
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Requests to nominate an environmental or risk expert to the board
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Requests for a feasibility report on a company’s drilling, mining, or logging activities in environmentally sensitive areas
We will generally vote on a case-by-case basis on resolutions that:
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Request company disclosure on human capital management including training and development initiatives; employee engagement, workplace harassment practices, and health and safety management
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Request management to provide a report on race and/or gender pay equity
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Request a report on commitment and progress to inclusive boards
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Request to link executive compensation to sustainability metrics
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Request a board to establish a particular committee, such as a sustainability committee or human rights committee
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Request a company to adopt anti-discrimination policies with respect to gender and sexual orientation
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Request an adoption/report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society
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Request a report on a company’s environmental and social (community and human rights) impact on indigenous communities
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Request a report using Global Reporting Initiative (GRI) Sustainability Guidelines and Integrated Reporting using principles and KPIs developed by the Sustainability Accounting Standards Board (“SASB”) and/or the International Integrated Reporting Council (“IIRC”)
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Request that certain mainstream retail companies stop selling handgun and related ammunition
We will generally vote against resolutions that:
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Are contrary to transparency and accountability
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Are overly prescriptive or that should be left to board discretion

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Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
Political Contributions and Lobbying Activities
We believe that robust board oversight should guide corporate political contributions and expenditures to help ensure shareholder assets are protected. Corporations can legally donate to state and local candidates, and state-level political committees through employees’ Political Action Committees (PACs). They can also frequently use trade associations for political lobbying purposes. Trade associations are not required to report the funds they receive for or spend on political activity as a means for corporate political action.
It is important that a company’s position regarding political contributions is understood, monitored, transparent and regularly reviewed. Improved disclosure would benefit shareholders by allowing them to weigh the benefits and risks of political donations. The number of shareholder proposals requesting more transparency has been steadily increasing as investors realize there are reputational risks, in addition to economic risks, associated with the companies’ political involvement.
We will generally vote on a case-by-case basis on proposals requesting information on a company’s lobbying activities, policies, or procedures considering:
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Board oversight of all political contributions/spending
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The disclosure of a company’s political contributions and trade association spending
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Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities
We will generally vote against resolutions that:
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Are overly burdensome and could harm the long-term interests of the company or place the company at a competitive disadvantage
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Are overly prescriptive and seek to bar a company from making any political contributions. Businesses are impacted by legislation at the federal, state, and local level and barring political contributions can put a company at a competitive disadvantage

Rothschild & Co Asset Management US Inc.
Proxy Voting Policies and Procedures
January 2021
Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to vote proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”).
In order to administer this Proxy Voting Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.
Risks
In developing these policies and procedures, the Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:
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The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;
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Proxies are not identified and processed in a timely manner;
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Proxies are not voted in clients’ best interests;
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Conflicts of interest between the Firm and a client are not identified or resolved appropriately;
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The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;
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Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;
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The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;
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Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;
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The Firm lacks policies regarding clients’ participation in class actions.
The Firm has established policies and procedures to mitigate these risks.
Use of Third-Party Proxy Voting Service
While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.
The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.
Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.
Proxy Voting Guidelines
ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. Certain of the Firm’s Taft- Hartley clients, however, instruct the Firm to vote such clients’ proxies in accordance with U.S. Taft- Hartley Guidelines, and the Firm will vote these clients’ proxies in accordance with ISS’ U.S. Taft- Hartley Guidelines.
Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissolutions, conversions or consolidations, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.
ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.
Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.
In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.
When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.
Abstentions; Determination Not to Vote
The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.
Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.
Securities No Longer Owned
The Firm will not review and will not vote the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.
Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service
When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.
Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. Starting in the Fall of 2019, a sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.
Annually, the Corporate Governance Committee will review ISS and its policies and methodologies. Starting in the Fall of 2019, this review will include, among others, the following topics and determinations:
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that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;
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whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;
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whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;
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whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;
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whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

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ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;
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Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.
Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.
Disclosure
The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.
A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.
As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Proxy Voting Record Keeping
The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.
1. Copies of this Proxy Voting Policy, and any amendments thereto;
2. A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;
3. A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;
4. A copy of each proxy statement that the Firm or ISS receives regarding client securities; and
5. A record of each vote that the Firm casts.
Class Actions
The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.
Annual Policy Review
The Corporate Governance Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

Systematic Financial Management, L.P.
Proxy Voting General Guidelines
Updated February 2021
Policy
As an investment adviser and fiduciary of client assets, Systematic’s proxy voting policies and procedures are designed to protect the value of shareholder investments. The Investment Advisers Act of 1940, as amended (the ‘Advisers Act’), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
Systematic recognizes that proxies are client assets and, as such, are managed with the same care, skill and diligence as all other client assets. Systematic shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. Systematic’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, these policies reflect our fiduciary standards and responsibility for ERISA accounts. At their discretion, clients may reserve the right to vote proxies for themselves. Furthermore, a client may from time to time direct us to vote proxies in a manner that is different from the guidelines set forth in our Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction. These Proxy Voting Policies and procedures are limited solely to clients for which we have agreed to vote such proxies.
Systematic is wholly owned by Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company with equity investments in numerous investment management firms (its “Affiliates”). Systematic does not purchase AMG stock for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or to other Affiliates.
PROCEDURES
Systematic has retained an independent third-party proxy advisory firm to assist the firm in discharging its proxy voting responsibilities. The third-party proxy advisory firm offers voting assistance by, among other proxy matters:
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Providing specified sets of independent proxy voting policy guidelines;
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Providing research and vote recommendations in accordance with the specified policies considerations;
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Voting Systematic’s client proxies via the proxy advisers automated, electronic vote management system;
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Acting as agent for the proxy process, and
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Maintaining records on proxy voting for our clients.
To assist Systematic in voting proxy proposals in their client’s best interest, the firm has adopted four sets the proxy adviser’s proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for Public Plans, a third for Catholic or other faith-based clients and the fourth being a General Policy for all other clients, including ERISA clients, as the proxy adviser’s General policy seeks to maximize the economic, pecuniary interest of the client’s assets. Institutional clients are generally requested to select which set of proxy guidelines they wish Systematic to use in voting their account’s proxies. In instances where the client does not select a voting policy, Systematic will generally select the client’s proxy policy based on Systematic’s determination of which policy it believes is in the client’s best interest. Ballots for our retail clients are typically wrapped in an Omnibus account and voted according to the proxy adviser’s General Proxy Voting Policy. Systematic understands that the proxy advisory firm uses its best efforts to ensure that its proxy voting recommendations are consistent with its policy guidelines, as well as relevant requirements of ERISA and the U.S. Department of Labor.
Exceptions
Systematic typically does not vote the following types of proxies:
Foreign Securities: While Systematic will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. (e.g., proxies may be written in a language other than English or proxies that require travel overseas in order to vote). Furthermore, Systematic generally will also decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
Securities on Loan: Some Systematic clients may participate in securities lending programs. In most circumstances, securities on loan will not be recalled due to circumstances beyond the control of Systematic or due to client’s preferences not to recall such securities.
Other Voting Exceptions: Other proxy voting exceptions exist for proxies of legacy securities held in a new account previously managed by another manager and that the client intends to sell; if the aggregate number of shares held by the Firm are of a de minimis amount of the company’s outstanding shares, or in some cases if the vote relates to a routine matter.

Oversight
Systematic has a Proxy Voting Committee comprised of the CCO and certain Compliance Department personnel. The Proxy Voting Committee monitors and reviews the Firm’s voting policies and procedures and any material conflicts of interest or any special factors or circumstances on an as needed basis. The Committee must also review and approve any material changes to the proxy advisory firm’s policies. Systematic’s Proxy Voting Committee will also periodically conduct due diligence over the proxy advisory firm’s operations, including any material changes to their organization, staffing, personnel and technology; processes for ensuring that it has complete and accurate information about the issuer and each particular matter; efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis; updates to policies and procedures as well as any business changes that may affect the proxy advisory firm’s competency in carrying out voting instructions.

TDAM USA Inc.
Introduction
TDAM USA Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists TDAM USA Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to TDAM USA Inc. regarding proxy voting:
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Analyzes proxy resolutions and make voting recommendations to TDAM USA Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, TDAM USA Inc. has adopted the extensive set of voting guidelines developed by ISS. TDAM USA Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of TDAM USA Inc..
Two fundamental principles guide TDAM USA Inc.’s proxy voting on behalf of its clients’:
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TDAM USA Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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TDAM USA Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads TDAM USA Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, TDAM USA Inc. abstains from voting on the issue.
In the event that TDAM USA Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances TDAM USA Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.

Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity

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Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
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TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
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All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
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In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
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TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
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ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy
Forensic Testing Procedures
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No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.
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TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
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TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
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If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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TSW will maintain a record of the voting resolution of any conflict of interest.
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ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
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Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
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Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
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Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
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Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
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These policies and procedures and any amendments;
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Each proxy statement that ISS receives;
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A record of each vote that ISS casts on behalf of TSW;
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Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
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A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
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Adequacy of ISS’s staffing and personnel;
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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
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Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
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Review of any specific conflicts ISS may have with regard to TSW;

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Review of ISS for any business changes that may affect services provided to TSW; and
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Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
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Follow up with ISS to determine the cause of and the details surrounding the issue;
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Report back to the affected client immediately with such details and how the issue will be resolved;
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Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
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Report back to the affected client with the final resolution and any remedial steps.

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”) ”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting

Wellington Management Company LLP
Global Proxy Voting Guidelines
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
ENGAGEMENT
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board Composition and Role of Directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board Diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director Attendance and Commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active.

When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple Voting Rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers
Capital Allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environmental and Social Issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate Culture, Human Capital, and Diversity & Inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and Risk Management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
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Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
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Votes all proxies in the best interests of the client for whom it is voting.
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Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is

responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
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Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these GlobalProxyPolicyandProceduresand the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Advent Capital Management, LLC (“Advent”)

Transamerica Event Driven
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Odell Lambroza	1	$59.4 million	5	$447.3 million	0	$0
Tracy V. Maitland	2	$937.7 million	6	$514.9 million	569	$8.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Odell Lambroza	1	$59.4 million	5	$447.3 million	0	$0
Tracy V. Maitland	2	$937.7 million	5	$447.3 million	0	$0
Conflicts of Interest
Each portfolio manager of the fund is responsible for managing accounts other than the fund (collectively, “Other Accounts”), such as investment advisory accounts for Advent clients, proprietary accounts of Advent or its affiliates, and accounts or investments managed by the portfolio manager in a personal or other capacity unrelated to his role as an Advent employee. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of investments for the fund and his management of investments for Other Accounts. Because of differing investment guidelines and limitations, or for other reasons, a portfolio manager may make investment decisions for the fund that are the same as, different from, or made at different times than, investment decisions he makes for Other Accounts. For the same or different reasons, a portfolio manager may make personal investments in public or private companies, private equity funds, private venture capital funds, hedge funds, real estate funds, mutual funds and other investments. As a result, a portfolio manager’s investment decisions for the fund and Other Accounts may differ, as may the investment performance resulting from such decisions, which could result in a comparative disadvantage for the fund. An investment opportunity may be suitable for both the fund and Other Accounts but may not be available in sufficient quantity for the fund and the Other Accounts to participate fully or at all. In that case, the portfolio manager’s investment decisions could benefit the Other Accounts to the potential detriment of the fund. Because of his position with the fund, a portfolio manager knows the size, timing and possible market impact of the fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of Other Accounts he manages (including personal accounts) and to the possible disadvantage of the fund. Generally speaking, the Advent portfolio managers and traders who implement investment strategies for clients that pay only asset-based fees (“Asset-Based Fee Clients”) are different from the portfolio managers and traders who implement investment strategies for clients that pay performance fees (“Performance Fee Clients”). A small number of portfolio managers and traders direct or participate in investment decision-making for both Asset-Based Fee Clients and Performance Fee Clients. Advent's research, trading and portfolio management personnel work in the same physical space (whether in New York or London) and have full access to all holdings and pending trades of Asset-Based Fee Clients and Performance Fee Clients through Advent's order management system. The payment of performance fees by Performance Fee Clients could create an incentive for Advent to preferentially allocate more favorable investment opportunities to Performance Fee Clients, to the detriment of Asset-Based Fee Clients.
Advent addresses potential conflicts of interest through implementation of its Code of Ethics and other compliance policies and procedures. These documents are designed to ensure that Advent and its employees comply with their fiduciary obligations, the federal securities laws and other applicable laws and regulations. For example, portfolio managers and traders are required to: act solely for the benefit of each client with undivided loyalty and to place the client's interests above their own interests; deal fairly and equitably with clients; not favor one client over another client; adhere to the client's investment guidelines, restrictions and risk constraints; avoid or seek to mitigate conflicts of interest; and allocate in a fair and equitable manner among all clients all investment advisory recommendations and all aggregated orders for multiple clients for the purchase or sale of securities. The Code of Ethics prohibits Advent employees from effecting the following personal securities transactions: (1) buying or selling public securities of any issuer while in possession of material nonpublic information about the issuer or its securities; (2) buying securities in an initial public offering; (3) buying convertible securities; (4) engaging in front running or other securities transactions that take unfair advantage of proposed, pending or executed securities transactions for clients; (5) engaging in unlawful market timing transactions involving shares of registered investment companies; and (6) buying a security during any applicable “blackout period” surrounding a client transaction in the same security. The code also requires employees to hold personal investments for a minimum period of time before selling.

Advent will place an order for the purchase or sale of securities or other investments for a client based on Advent’s determination of the suitability of that investment decision for the client and its consistency with applicable law. Advent will aggregate orders for multiple clients when each of the following conditions is met: (1) Advent expects that the aggregated order will result in best execution of the order for each participating client; (2) the aggregated order is consistent with the terms of the client’s investment management agreement; and (3) the aggregated order is reasonably practicable and appropriate under the facts and circumstances. Portfolio managers must consider on a pre-trade basis whether to create or participate in an aggregated order rather than execute a transaction through one or more individual orders. Advent expects there may be facts and circumstances under which it may be reasonable and/or necessary for a security to be transacted multiple times during a single trade date for single or multiple clients, in some cases through one or more individual orders, in other cases as part of one or more aggregated orders, and in still other cases through a combination of individual orders and aggregated orders. This may be due to the types of clients, differences in the timing of investment decisions for different clients throughout a trading day, different client needs for speed of execution versus the minimization of brokerage fees, the occurrence of news events involving the issuer of the security that have different investment implications for clients with different investment guidelines, and for other reasons that make use of a single aggregated order impracticable and/or inappropriate under the facts and circumstances or inconsistent with best execution.
Compensation
Advent portfolio manager compensation is comprised of a salary, with an annual performance bonus based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual’s responsibility and his performance versus expectations and the performance of the accounts that the portfolio manager manages. Portfolio managers (including the fund’s portfolio managers) who manage Performance Fee Accounts may receive a portion of any performance-based compensation that may be payable to Advent by the underlying clients. Advent believes ownership interest in the firm is an important motivation for its employees, and senior employees (including the portfolio managers of the fund) have equity stakes in the firm to further motivate them by participating in the firm’s overall performance.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Aegon Asset Management UK plc (“AAM”)
Transamerica Sustainable Equity Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Peden, CFA	1	$501 million	4	$1.5 billion	1	$197 million
Robin Black	2	$570 million	3	$447 million	1	$197 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Peden, CFA	0	$0	0	$0	0	$0
Robin Black	0	$0	0	$0	0	$0
Conflict of Interest
At AAM UK, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AAM UK manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AAM UK is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AAM UK recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts..
AAM UK strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AAM UK allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts may include but are not limited to:
•
account investment objectives, guidelines, and constraints;
•
current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark;
•
desired risk profiles of the account, including credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures;
•
cash availability and future cash flow expectations;
•
legal, regulatory, and similar factors; and
•
allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Accounts that AAM UK manage may trade in the same securities. Given this, AAM UK typically combines transactions for different clients into aggregated orders. This practice can enable the firm to seek more favorable executions and net prices. Portfolio managers can use any method to allocate transactions among participating accounts, provided the method is consistent with AAM UK’s policy, is appropriately documented and, over time, no client is unduly favored over another.
In addition to the trade aggregation and allocation policy and procedures, AAM UK seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AAM UK’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform facilitated though a global sharing agreement with Aegon Investment Management B.V. (AIM) and Aegon USA Investment Management, LLC (AUIM), AAM UK has adopted certain policies and monitoring controls. AAM UK, AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts can include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. AAM UK has developed compliance policies and monitoring designed to reasonably ensure that the activities performed comply with applicable regulatory requirements and address material conflicts of interest.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon N.V.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.61 billion	8	$2.13 billion	15	$41.56 billion
Jeremy Mead, CFA	1	$25 million	5	$2.15 billion	7	$3.51 billion
Doug Weih, CFA	6	$6.70 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$6.26 billion	7	$2.49 billion	17	$43.05 billion
James K. Schaeffer, Jr.	4	$2.93 billion	16	$4.71 billion	21	$3.04 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Jeremy Mead, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica Floating Rate
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John F. Bailey, CFA	0	$0	0	$0	1	$49 million
Jason P. Felderman, CFA	0	$0	0	$0	1	$49 million
Zach Halstead	0	$0	0	$0	2	$483 million
James K. Schaeffer, Jr.	4	$4.75 billion	16	$4.71 billion	21	$3.04 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John F. Bailey, CFA	0	$0	0	$0	10	$3.91 billion
Jason P. Felderman, CFA	0	$0	0	$0	10	$3.91 billion
Zach Halstead	0	$0	0	$0	10	$3.91 billion
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$2.24 billion	16	$4.71 billion	21	$3.04 billion
Derek Thoms	2	$259 million	13	$3.60 billion	15	$3.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Derek Thoms	0	$0	0	$0	1	$444 million
Transamerica High Yield ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles			Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James K. Schaeffer, Jr.	4	$4.81 billion	16	$4.71 billion	21	$3.04 billion
Derek Thoms	2	$2.83 billion	13	$3.60 billion	15	$3.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Derek Thoms	0	$0	0	$0	1	$444 million
Transamerica Intermediate Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.64 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$8.57 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$10.47 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$10.02 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$4.96 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Multi-Managed Balanced – AUIM
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$5.06 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$6.26 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$8.16 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$7.71 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$2.64 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0

Transamerica Short-Term Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tyler A. Knight, CFA	5	$3.59 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$5.49 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$5.04 billion	7	$2.47 billion	17	$43.05 billion
Norbert King	0	$0	2	$107 million	16	$42.56 billion
Glen Kneeland	0	$0	2	$69 million	7	$10.35 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Norbert King	0	$0	0	$0	0	$0
Glen Kneeland	0	$0	0	$0	0	$0
Transamerica Sustainable Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$5.49 billion	8	$2.13 billion	15	$41.56 billion
Charles Foster, CFA	2	$496 million	5	$1.06 billion	9	$3.13 billion
Jose Pluto, CFA	1	$0	1	$38 million	1	$114 million
Jeremy Thurm, CFA	1	$0	1	$38 million	1	$114 million
James Rich	1	$0	2	$54 million	5	$247 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA*	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
Jose Pluto, CFA	0	$0	0	$0	0	$0
Jeremy Thurm, CFA	0	$0	0	$0	0	$0
James Rich	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations, both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.

Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also: in this SAI, Brokerage; Conflicts of Interest; and Sub-advisers.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Doug Weih, CFA	$1 - $10,000	Transamerica Bond
Brian W. Westhoff, CFA	$50,001 - $100,000	Transamerica Bond
John F. Bailey, CFA	$10,001 - $50,000	Transamerica Floating Rate
Kevin Bakker, CFA	$100,001 - $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$10,001 - $50,000	Transamerica High Yield Bond
James K. Schaeffer, Jr.	$100,001 - $500,000	Transamerica High Yield Bond
Doug Weih, CFA	$1 - $10,000	Transamerica Short-Term Bond

Belle Haven Investments, L.P. (“Belle Haven”)
Transamerica Intermediate Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	0	$0	1	$18.4 million	14,086	$10.95 billion
Brian Steeves	0	$0	0	$0	14,086	$10.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
Transamerica High Yield Muni
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dalton	0	$0	1	$18.4 million	14,086	$10.95 billion
Brian Steeves	0	$0	0	$0	14,086	$10.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dalton	0	$0	0	$0	0	$0
Brian Steeves	0	$0	0	$0	0	$0
Conflicts of Interest
A conflict of interest could occur when allocating trades amongst accounts. In order to prevent this conflict Belle Haven has adopted the following procedures.
Allocations/Aggregation
On occasion we purchase securities suitable for one or more of our investment strategies in smaller sizes referred to in the industry as odd lots, to take advantage of the pricing benefit of odd lots in the fixed income markets. An odd lot of bonds is a lot of a specific bond whose par value is less than one hundred thousand dollars ($100,000). Because of this approach each individual purchase generally will not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below.
We may also purchase securities suitable for one or more of our investment strategies in round lots of greater than one hundred thousand dollars. Each individual round lot purchase may not be adequate to fill the portfolio requirements of all the accounts. Bonds are acquired based on various metrics and then allocated to the client account(s) that we believe are most suitable for such a security based on the allocation procedures listed below. There may be instances when a suitable account does not receive an allocation.
Pre Allocated Trades
Investment decisions to buy or sell certain securities for a particular account are dependent upon many factors, including, but not limited to the client's investment objective, cash needs or availability, tax considerations, target duration and credit quality. These considerations may result in a portfolio manager targeting certain securities for purchase or sale for an account(s) prior to the trade execution. These transactions will not go through the allocation process below but rather will be allocated to the account(s) for which the order was placed on a pre trade basis. In the instance that the order is not filled the bonds will be allocated on a pro rata basis unless the pro rata allocation violates a portfolio mandate in which instance the portfolio manager will use his discretion to allocate in the most equitable manner.
Purchase Allocation Procedures
We first determine the appropriate strategy(s) for a particular purchase based on the bonds’ characteristics. We then allocate, at our discretion, among accounts determined to be eligible, using a quantitative allocation system which utilizes several portfolio characteristics, a main part of which would be available cash on hand (so that the client that has the highest percentage of cash on hand relative to the value of the client’s portfolio would get an allocation of securities first). Other characteristics would include average coupon (interest rate) of the portfolio, duration (duration is a way to compare how different bonds will react to interest rate changes), state of origin as well as the bonds maturity and rating. Our goal in allocating securities in this quantitative manner is to treat all accounts fairly. Given the varying nature of investment objectives and restrictions, exceptions to this quantitative approach will occur. In these instances we will use our discretion to allocate in a fair and equitable fashion in accordance with a particular investment mandate.
Allocations For Mutual Fund Transactions
In the case where the Mutual Fund would participate with other clients of the Firm in an allocated trade, the allocation methods described above would apply, with the Mutual Fund being treated as another client in the allocation protocol.
In the instance where the Mutual Fund would participate in a pre allocated trade with other clients and the order is not filled, the Mutual Fund will receive its pro rata share of the executed trade.
Selling Allocation Procedures For All Strategies
Generally the sale of a security is a pre allocated trade as described above for a specific account. In the instance that a security is sold for an opportunistic or restructuring purpose and that security is held across multiple accounts we allocate the sale at our discretion among accounts, giving priority to clients with the lowest cash balance. Consideration is also taken to match the order size of the sale to the portfolio holdings in an effort to allocate in the most cost efficient and equitable manner. Odd lots may be less liquid than round lots potentially resulting in a lower sale price.
Compensation
Matthew Dalton is CEO of the firm and his compensation is a combination of salary and a bonus based on the profitability of the Firm.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

ClariVest Asset Management LLC (“ClariVest”)
Transamerica International Stock
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David R. Vaughn, CFA	2	$63.8 million	5	$388.7 million	7	$113.3 million
Priyanshu Mutreja, CFA	2	$63.8 million	5	$388.7 million	6	$113.25 million
Alex Turner, CFA	2	$63.8 million	5	$388.7 million	7	$113.3 million
Gashi Zengeni, CFA	2	$63.8 million	5	$388.7 million	5	$112.8 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David R. Vaughn, CFA	0	$0	1	$57 million	0	$0
Priyanshu Mutreja, CFA	0	$0	1	$57 million	0	$0
Alex Turner, CFA	0	$0	1	$57 million	0	$0
Gashi Zengeni, CFA	0	$0	1	$57 million	0	$0
Conflict of Interest
Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers' management of the fund’s investments on the one hand and the investments of other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and the other clients for whom he manages an account. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation
Compensation paid by ClariVest to its portfolio managers has two primary components: (1) base salary and (2) variable compensation. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and other distributions. Salaries and variable compensation are influenced by the operating performance of ClariVest.
ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry.
Bonuses are based on a variety of factors, including overall performance of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short term individual performance would not incent investment team members to do so.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Goldman Sachs Asset Management, L.P. (“GSAM”)
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher Lvoff, CFA	24	$25.4 billion	7	$2.3 billion	2	$809.4 million
Neill Nuttall	21	$8.5 billion	19	$7.1 billion	80	$112.4 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher Lvoff, CFA	0	$0	0	$0	0	$0
Neill Nuttall	0	$0	0	$0	2	$4.04 billion
Conflict of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your fund and will, under certain circumstances, limit your fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which your fund may directly and indirectly invest. Thus, it is expected that your fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of your fund, GSAM receives management fees from the fund. In addition, GSAM’s affiliates may earn fees from relationships with your fund. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance, Goldman Sachs will still receive significant compensation from your fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your fund. The results of your fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your fund. Your fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your fund or who engage in transactions with or for your fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

J.P. Morgan Investment Management Inc. (“JPMorgan”)
Transamerica Core Bond
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Richard Figuly, CFA	28	$68.32 billion	12	$16.57 billion	17	$7.31 billion
Steven Lear, CFA	5	$21.03 billion	4	$5.35 billion	11	$2.13 billion
Justin Rucker, CFA	14	$49.22 billion	6	$13.88 billion	29	$9.12 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Richard Figuly, CFA	0	$0	0	$0	1	$1.06 billion
Steven Lear, CFA	0	$0	0	$0	0	$0
Justin Rucker, CFA	0	$0	0	$0	1	$1.06 billion
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Mid Cap Value
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lawrence Playford, CFA	13	$25.63 billion	1	$1.89 billion	38	$1.80 billion
Jonathan K. L. Simon	14	$26.91 billion	8	$8.04 billion	39	$1.88 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lawrence Playford, CFA	0	$0	0	$0	0	$0
Jonathan K. L. Simon	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Multi-Managed Balanced – JPMorgan
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	9	$7.58 billion	10	$3.89 billion	12	$8.69 billion
Raffaele Zingone, CFA	13	$21.85 billion	10	$3.81 billion	12	$8.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	1	$109 million	2	$489 million
Raffaele Zingone, CFA	0	$0	0	$0	3	$598 million
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JP Morgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JP Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JP Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JP Morgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JP Morgan is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMorgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JPMorgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Kayne Anderson Capital Advisors, L.P. (“KACALP”)
Transamerica MLP & Energy Income
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John C. Frey	3	$1.43 billion	11	$1.37 billion	11	$337.6 million
Fee Based Accounts [2] (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John C. Frey	0	$0	8	$1.01 billion	3	$178.8 million
1 Includes 2 closed-end funds managed by KA Fund Advisors, LLC, an affiliated registered investment adviser of KACALP.
2 These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflict of Interest
KACALP and its affiliates, directors, officers, employees and personnel, including the entities and personnel who may be involved in the management or operations of the fund are engaged in a variety of businesses and have interests other than that of managing the MLP & Energy Income Fund. The broad range of activities and interests of KACALP gives rise to actual, potential and perceived conflicts of interest that could affect the MLP & Energy Income Fund and its shareholders.
KACALP manages or advises other funds in addition to the MLP & Energy Income Fund. Certain accounts have investment objectives similar to those of the MLP & Energy Income Fund and/or engage in transactions in the same types of securities and instruments as the fund. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other accounts may buy or sell positions while the MLP & Energy Income Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by KACALP, on behalf of one or more other accounts, may be contrary to a position taken on behalf of the MLP & Energy Income Fund or may be adverse to a company or issuer in which the Fund has invested.
The results of the investment activities of the Fund may differ significantly from the results achieved for other accounts. KACALP may give advice, and take action, with respect to any current or future accounts that may compete or conflict with advice KACALP may give to, or actions KACALP may take for, the Fund because of differing guidelines, risk profiles, timing issues and other possible considerations. KACALP will manage the assets of the MLP & Energy Income Fund in accordance with the investment mandate and guidelines of the Fund.
KACALP’s fee arrangements may create an incentive to favor higher potential fee paying accounts over the MLP & Energy Income Fund in the allocation of investment opportunities. Similarly, KACALP or its affiliates and employees may have a significant proprietary investment in a fund or account, and KACALP may have an incentive to favor such fund or account to the detriment of the MLP & Energy Income Fund. KACALP’s procedures are designed to ensure that all investment decisions are made without consideration of KACALP’s (or its affiliates’ or employees’) pecuniary interest but, instead, in accordance with KACALP’s fiduciary duty to its clients.
From time to time, KACALP personnel may obtain, either voluntarily or involuntarily, material non-public information (that is not available to other investors) or other confidential information which, if disclosed, would likely affect an investor’s decision to buy, sell or hold a security. Such instances may arise if, for example, a KACALP employee serves on the board of directors of one of the companies in which KACALP invests. Accordingly, KACALP may be prohibited from communicating such information to, or using such information for the benefit of, KACALP clients, which could limit the ability of KACALP-managed accounts to buy, sell, or hold investments. KACALP has adopted an Insider Trading Policy, which establishes procedures reasonably designed to prevent the misuse of material non-public information by KACALP and its personnel. KACALP has also adopted an Ethical Wall Policy in order to minimize the likelihood that portfolio management teams will come into possession of material non-public information, thereby minimizing the likelihood that a particular team or portfolio manager will be precluded from taking action on behalf of clients. Nonetheless, the investment flexibility of KACALP may be constrained as a consequence of policies and related legal requirements.
Compensation
KACALP receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between KACALP and the Adviser. The portfolio manager and KACALP share management fees after expenses, including analyst salaries and allocated overhead. The portfolio manager and KACALP also share in the management fees generated by separate accounts, privately offered pooled investment vehicles, and registered investment companies under management which generally have similar investment objectives and invest in the same securities and instruments as the MLP & Energy Income Fund. In some cases these accounts may also pay an incentive allocation based on the performance of the applicable portfolio.

Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

MetLife Investment Management, LLC (“MIM, LLC”)
Transamerica Emerging Markets Debt
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Todd Howard, CFA	3	$220.02 million	3	$932.79 million	11	$1.09 billion
Scott Moses, CFA	2	$207.45 million	3	$932.79 million	7	$964.52 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Todd Howard, CFA	0	$0	0	$0	0	$0
Scott Moses, CFA	0	$0	0	$0	0	$0
Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
MIM, LLC has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. MIM, LLC and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the MIM, LLC enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MIM, LLC may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
MIM, LLC has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MIM, LLC’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MIM, LLC will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MIM, LLC permits a fair and equitable allocation over time.
MIM, LLC will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MIM, LLC may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MIM, LLC may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by MIM, LLC for other client accounts.
Compensation
MIM, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:
Base salary: Base salaries are generally reviewed annually and are based on market competiveness.
(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.
An investment professional's short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Scott Moses, CFA	$1 - $50,000	Transamerica Emerging Markets Debt

Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Capital Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	23	$37.43 billion	21	$22.86 billion	17	$7.67 billion
Sam G. Chainani, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Jason C. Yeung, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
David S. Cohen	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Armistead B. Nash	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Alexander T. Norton	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$581.7 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$581.7 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$581.7 million
David S. Cohen	0	$0	0	$0	2	$581.7 million
Armistead B. Nash	0	$0	0	$0	2	$581.7 million
Alexander T. Norton	0	$0	0	$0	2	$581.7 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a fund due to Morgan Stanley’s activities outside the funds (e.g., the Adviser may refrain from making investments for the funds that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the funds with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the funds in a manner that may be adverse to the funds, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply to the businesses within the Adviser. As a result, a fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a fund or its shareholders. A fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a fund’s advantage. There can be no assurance that a fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each fund, is assigned a portfolio manager by the Adviser. The portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a fund.
It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a fund.
In addition, certain investment professionals who are involved in a fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a fund even though such other clients’ investment objectives may be similar to those of the fund.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the funds and/or some or all other Morgan Stanley Funds), a fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the funds or the amount that the funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Morgan Stanley, including the Adviser, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the fund should a threshold be exceeded; (iii) provisions that would cause Morgan Stanley to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Morgan Stanley to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain funds are prohibited from, or are subject to certain restrictions when, trading with or through Morgan Stanley, engaging Morgan Stanley as a service provider or purchasing investments issued or managed by Morgan Stanley.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a fund’s holdings, although these activities could have an adverse impact on the value of one or more of the fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a fund, typically to enable the fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or privatecompanies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a fund’s interests.
Subject to the limitations of applicable law, a fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a fund and with respect to investments that a fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a fund. Morgan Stanley may give advice and provide recommendations to persons competing with a fund and/or any of a fund’s investments that are contrary to the fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, a fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a fund has an investment may be adverse to the Adviser’s or a fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than theother participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a fund has made an investment. Under such circumstances, a fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a fund’s investment (which will reduce the net return realized by a fund).
Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation . Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation . In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
• IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
• Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
• Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
• Revenue and profitability of the Firm
• Return on equity and risk factors of both the business units and Morgan Stanley
• Assets managed by the portfolio manager
• External market conditions
• New business development and business sustainability
• Contribution to client objectives
• Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Pacific Investment Management Company LLC (“PIMCO”)
Transamerica Total Return
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Kiesel	23	$160.5 billion	43	$64.2 billion	103	$82.8 billion
Scott Mather	21	$114 billion	19	$14.1 billion	89	$45.4 billion
Mohit Mittal	29	$131 billion	22	$38.4 billion	145	$99.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Kiesel	0	$0	1	$175.7 million	5	$2.56 billion
Scott Mather	0	$0	0	$0	7	$5.4 billion
Mohit Mittal	0	$0	2	$2.5 billion	6	$1.53 billion
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with AllianzSE, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades . A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
▪ PIMCO’s pay practices are designed to attract and retain high performers;
▪ PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;
▪ PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
▪ PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•
Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•
Contributions to mentoring, coaching and/or supervising members of team;
•
Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO's partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – The Long Term Incentive Plan (“LTIP”) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Peregrine Capital Management, LLC (“Peregrine”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jason R. Ballsrud, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Tasso H. Coin, Jr., CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Douglas G. Pugh, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$293.2 million
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	$293.2 million
Douglas G. Pugh, CFA	0	$0	0	$0	1	$293.2 million
Conflict of Interest
Peregrine seeks to minimize conflicts of interest by treating all clients fairly within each investment style. We do not foresee any material conflicts of interest in connection with the management of the Funds’ investments and other clients. All portfolios with comparable objectives and constraints are team managed. Peregrine Small Cap Value trades are allocated on a pro-rata basis across all client accounts. Peregrine does not have affiliates. Employees must pre-clear personal security transactions and disclose outside business activities.
Compensation
The compensation plan for our investment professionals has been structured to allow each member to participate fully in the success of their investment style. Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interest of our clients. Finally, a portion of incentive compensation is tied to one, three and five-year investment performance relative to standard industry indices.
There is no compensation tied to individual portfolio manager performance. This deliberate decision was driven by our belief that all decisions are made as a team, and therefore, there is shared responsibility for all outcomes.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Jason R. Ballsrud, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
Douglas G. Pugh, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value

PineBridge Investments LLC (“PineBridge”)

Transamerica Inflation Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.22 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$3.03 billion
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Transamerica Unconstrained Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter Hu, CFA	3	$2.12 billion	12	$4.40 billion	3	$1.32 billion
Michael J. Kelly, CFA	7	$4.14 billion	17	$5.58 billion	8	$2.46 billion
Steven Oh, CFA	1	$1.59 billion	7	$7.07 billion	14	$4.42 billion
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.25 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter Hu, CFA	0	$0	1	$315 million	1	$350 million
Michael J. Kelly, CFA	0	$0	2	$317 million	1	$350 million
Steven Oh, CFA	0	$0	0	$0	0	$0
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$849 million
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Provided below is an overview of our compensation program for all PineBridge professionals. Besides a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
Bonus Criteria for Professionals
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the Firm. PineBridge’s compensation structure does not provide any incentive for personnel to take undue risk.
We have provided an overview of our compensation program for all PineBridge professionals below:

Portfolio managers, analysts, and traders are evaluated on the pre-tax performance of the securities and portfolios they manage and/or trade compared to relevant index and peer group benchmarks. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio on both an annual and multi-year basis.
Additional criteria used to evaluate professionals include:
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quality of work
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job knowledge
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entrepreneurship
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initiative
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problem solving/creativity
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decision making
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accountability for results
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judgment
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adaptability
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planning and organizing
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communication
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interpersonal skills
Additional criteria for managers include:
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staff management
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staff development
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business management
Employee equity grants are merit-based. Seniority, tenure and performance are among the factors take into consideration. The Firm has the right to repurchase the vested equity of terminated employees. Employees cannot sell their equity; however, upon retirement, employees have the right to sell their equity to the firm.
There is no relationship between the portfolio manager’s earnings and growth in AUM.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

QS Investors, LLC (“QS Investors”)
Transamerica Dynamic Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Conflicts of Interest
Potential Conflicts of Interest
QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
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Competitive base salaries;
•
Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•
Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Andrew Hill	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Joseph LaBate	5	$322.7 million	4	$125.1 million	23	$1.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	1	$58.8 million	0	$0
Andrew Hill	0	$0	1	$58.8 million	0	$0
Joseph LaBate	0	$0	1	$58.8 million	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the compliance team. For example, employees are required to receive pre-clearance from a member of Ranger’s compliance team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the compliance team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio managers are equity principals of the Firm and are entitled to participate in the profitability of the Firm. The portfolio managers are generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, willingness to work in a team environment, and such portfolio manager’s individual performance in comparison to comparable sectors of the Russell 2000 Growth Index.
Portfolio managers are also compensated indirectly through benefit programs such as 401(k) matching and fully paid healthcare packages.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Rockefeller & Co. LLC (“Rockefeller”)
Transamerica Global Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David P. Harris, CFA	3	$699.8 million	22	$2.93 billion	222	$3.23 billion
Michael Seo, CFA	3	$699.8 million	16	$2.23 billion	198	$2.74 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David P. Harris, CFA	0	$0	0	$0	0	$0
Michael Seo, CFA	0	$0	0	$0	0	$0
Compensation
The Portfolio Managers’ compensation consists of a combination of competitive base salary, a discretionary annual bonus, and in the case of Managing Directors, participation in an Executive Valuation Multiplier Plan. The Executive Valuation Multiplier Plan is designed to foster an environment focused on long-term alignment with our clients and stakeholders. The determination of bonus compensation is based on individual, team and overall company performance, as well as the performance of our clients' portfolios. The bonus is discretionary although metrics, such as individual alpha creation, are a factor in the decision-making process.
Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Funds’ investments and the management of the investments of “other accounts”. The other accounts may have the same or similar investment objectives and strategies as the Funds but may be subject to different management fee structures than the Funds. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any share of the fund(s).

Rothschild & Co Asset Management US Inc. (“Rothschild”)
Transamerica Large Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul Roukis, CFA	4	$1.4 billion	1	$19.2 million	22	$1.1 billion
Jeff Agne	4	$1.4 billion	1	$19.2 million	35	$1.8 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul Roukis, CFA	1	$115.8 million	0	$0	0	$0
Jeff Agne	1	$115.8 million	0	$0	0	$0
Conflict of Interest
Rothschild & Co has established a Conflicts Committee, which is a sub-committee of the Risk Management Committee. The Conflicts Committee is delegated with the responsibility to conduct an appropriate review of, and make recommendations to, our management on the course of action for any conflict or potential conflict of interest that may arise in the conduct of our business and with respect to the accounts we advise.
In addressing potential conflicts of interest, we will consider, and will disclose to clients, the following issues, among others, and will also explain how we address each potential conflict of interest. This list provides examples of conflicts we face and is not exhaustive. The Conflicts Committee creates and maintains a comprehensive matrix of the conflicts we identify and manage.
A. Brokerage and Investment Discretion
1. Equitable Treatment of Accounts
We have a potential conflict of interest because we manage multiple client accounts in the same or similar investment strategies. In addition, we may receive performance-based compensation or higher management fees from certain client accounts, or we or our employees may have made investments in a client account, such as our commingled funds. Accordingly, we may be inclined have an incentive to favor certain accounts over others. Our Trade Order, Aggregation, and Allocation Policy is included in the Compliance Manual and is disclosed in our Form ADV Part 2A.
B. Personal Trading and Employee Activities
1. Personal Trading
We have a fiduciary obligation to ensure that our clients’ interests are put before the Employees’ personal interests with respect to personal trading. Accordingly, we adopted a general ban on personal trading of Covered Securities, subject to limited exceptions requiring pre-clearance. Our Personal Trading Policies and Procedures are included in the Compliance Manual and disclosed in our Form ADV Part 2A.
2. Outside Business Activities
Since we permit employees to engage in outside business activities, there is the potential that such activities will conflict with an employee’s duties to the Firm and our clients. Outside business activities may include circumstances where we conduct or may conduct business with an entity in which an employee has a personal interest. Our Policies and Procedures Regarding Outside Business Activities and Financial Interests are included in the Compliance Manual.
3. Business Gifts and Entertainment
Our employees may periodically provide to or receive gifts and business entertainment from clients, vendors, and other persons with whom we conduct or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantages or may impair our ability to act in the best interests of our clients. We established a Gifts and Entertainment Policy, which is included in the Compliance Manual, to address these potential conflicts of interest.
4. Political Contributions
We and our employees may make, subject to certain pre-approval requirements, political contributions to officials of government entities who are in positions to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm. We established Policies and Procedures against Pay-to-Play Practices, which are included in the Compliance Manual, to address these potential conflicts of interest.

5. Reporting Illegal or Unethical Behaviour
Unethical or illegal conduct on the part of employees can damage our reputation and impair our ability to meet our fiduciary duties to clients. Our policies and procedures regarding the reporting of illegal or unethical behavior by our employees are included in our Code of Ethics.
C. Insider Trading
Portfolio managers and other employees may receive, whether intentionally or inadvertently, material non-public information. We established Policies and Procedures to prevent Insider Trading, which are included in the Compliance Manual.
D. Value Added Investors
Our individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). Our clients are required to disclose in our investment management agreement or commingled fund subscription document whether they is a Value Added Investors, and if so, the companies associated with them. The Compliance Department maintains a list of any companies associated with Value Added Investors. In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in our order management system on trading in securities of such companies associated with Value Added Investors. As a result, our investment team cannot trade client accounts in such securities without prior approval from the Compliance Department. In reviewing personal trading pre-approval requests, the Compliance Department will check the request against the Value Added Investor Companies list to identify potential conflicts. The inclusion of a security on the list may result in the denial of the pre-approval request.
E. Proxy Voting
We may be in a position where our interests conflict with the best interests of the client when determining how to vote client proxies. We established Proxy Voting Policies and Procedures, which are included in the Compliance Manual and disclosed in our Form ADV Part 2A, to address these potential conflicts of interest.
F. Pilot Accounts
We may face a potential conflict in allocation of investment opportunities to pilot (seeded) strategies where a substantially similar client-funded strategy is managed by the same portfolio management team.
Pilot strategies are seeded by our proprietary funds and/or our affiliates, and the portfolio managers seek to create an attractive track record in a pilot strategy. Therefore, there is a potential incentive for a portfolio manager to allocate the most attractive investment opportunities to pilot strategies potentially at a disadvantage to similar client-funded strategies. As of December 2020, there are no substantially similar pilot and client-funded strategies managed by the same portfolio managers. If such situation arises in the future, we will address the potential conflict and create appropriate controls.
G. Identification of Affiliated Persons/Entities
In order to identify potential conflicts of interests, we identify persons and entities who are affiliated with the Firm, including accounts and products in which we may have a proprietary interest. This list includes affiliates of Rothschild & Co and the affiliates of any Mutual Funds for which we serve as sub-advisor.
Compensation
Our investment professionals are eligible for attractive compensation packages comprised of base salaries, deferred bonuses in their investment strategies, as well annual bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy. Bonuses vary and are ultimately determined by our CIO. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.
Bonuses are based on both objective (measurable) and qualitative criteria:
Analyst Responsibilities	Portfolio Manager Responsibilities	Other
Objective	Objective	-Participation in business development.
-The relative performance of the stock recommendations.	-The portfolio’s performance relative to the respective benchmark as well as versus peers.	-Participation in business development

Analyst Responsibilities	Portfolio Manager Responsibilities	Other
Qualitative	Qualitative	-Collaboration with team members.
-Thoughtfulness in stock analysis.	-Consideration of our rigorous risk controls.	-Long-term potential contribution.
-Adherence to our disciplined research process.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small/Mid Cap Value - Systematic
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$182 million	0	$0	106	$1.45 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
The compensation package for portfolio manager Kenneth Burgess, CFA consists of a fixed base salary and a share of Systematic’s revenues. Total compensation is influenced by Systematic’s overall revenues and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kenneth Burgess, CFA	$100,001 - $500,000	Transamerica Small/Mid Cap Value

TDAM USA Inc. (“TDAM USA”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alfred Li, CFA	0	$0	2	$242 million	0	$0
Jeff Tiefenbach, CFA	0	$0	5	$663 million	11	$5.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
TDAM USA is a wholly owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank, a related person of TDAM USA.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TDAM is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
Epoch Investment Partners, Inc., a wholly-owned subsidiary of TD Bank U.S. Holding Company (which is ultimately a wholly-owned subsidiary of The Toronto-Dominion Bank), is registered with the SEC as an investment adviser.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.

In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
TDAM USA (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to TDAM USA. TDAM USA will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of TDAM USA nor do they directly compete with TDAM USA.
TDAM USA’s employees
i) Outside business activities
TDAM USA’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with TDAM USA, that conflict or can be perceived as conflicting with this duty. As stated in the TD Code of Conduct and Ethics, we may not enter into any employment, directorship, office, trade, volunteer activity or business outside of TD or invest in a company (other than an interest of less than 10% of a publicly traded corporation) without first reviewing the guidelines for outside business activities, our terms of employment and applicable laws and regulations that apply to us by virtue of our role and obtaining consent from TD where required. The Chief Executive Officer, Group Heads and any other members of the senior executive team must also obtain the consent of the Corporate Governance Committee of the Board, with some exceptions. As a general principle, outside business activities should not interfere with the performance of our duties at TD or our ability to exercise judgment in TD’s best interests.
ii) Personal trading
Employee trading is governed by TDAM’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
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Prohibition on trading within a five calendar-day blackout period before and after the date on which a transaction in the same security is
•
effected for a TDAM USA client.
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Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
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Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by TDAM USA.
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Minimum 60-day holding period.
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Full disclosure of all securities trades and securities holdings.
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Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to TDAM Compliance.
iii) Insider trading
No TDAM USA employee, officer nor director may trade in a security, either personally or on behalf of TDAM USA clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.

TDAM USA has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:
(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.50 billion	6	$1.42 billion	13	$3.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica International Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$6.15 billion	6	$1.42 billion	13	$3.75 billion
Stedman D. Oakey, CFA	0	$0	2	$339.5 million	2	$565.6 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Stedman D. Oakey, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	3	$766.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	4	$798.4 million	3	$140.3 million	35	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million
Transamerica Multi-Asset Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
William M. Bellamy, CFA	1	$1.16 billion	0	$0	23	$189.6 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
William M. Bellamy, CFA	0	$0	0	$0	0	$0
Transamerica Small/Mid Cap Value – TSW
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	2	$776.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	3	$1.31 billion	3	$140.3 million	33	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million

Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•
Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•
Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•
Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•
Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•
Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$500,001 – $1,000,000	Transamerica International Equity
Brett P. Hawkins, CFA	Over $1,000,000	Transamerica Mid Cap Value Opportunities
William M. Bellamy, CFA	$100,001 - $500,000	Transamerica Multi-Asset Income
Brandon H. Harrell, CFA	$100,001 - $500,000	Transamerica International Small Cap Value
Stedman D. Oakey, CFA	$500,001 – $1,000,000	Transamerica International Small Cap Value

Wellington Management Company LLP (“Wellington Management”)
Transamerica Emerging Markets Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary L. Pryshlak, CFA	11	$7.42 billion	53	$18.72 billion	90	$32.94 billion
Jonathan G. White, CFA	11	$7.42 billion	53	$18.72 billion	92	$33.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary L. Pryshlak, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Jonathan G. White, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy N. Manning	3	$538.5 million	6	$214.03 million	6	$960.2 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy N. Manning	1	$372.5 million	1	$10.4 million	0	$0
Transamerica US Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	11	$19.08 billion	11	$1.74 billion	13	$1.53 billion
Douglas McLane, CFA	11	$19.08 billion	23	$2.07 billion	40	$1.69 billion
David Siegle, CFA	11	$19.08 billion	10	$1.73 billion	13	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$6.31 million	1	$316.9 million
Douglas McLane, CFA	0	$0	2	$193.9 million	1	$316.9 million
David Siegle, CFA	0	$0	0	$0	1	$316.9 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Messrs. Chally, Manning, McLane, Siegle and White and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington

Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2020. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.
The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Manning and McLane and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Mid Cap Growth	Russell Midcap® Growth Index
Transamerica US Growth	Russell 1000® Growth Index
Transamerica Emerging Markets Opportunities	N/A
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$234,403.61
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,805.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10,171.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$116,090.02
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$137,067.61
Net income from securities lending activities	$97,336.00

Transamerica Capital Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,407,403.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$65,332.20
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$42,172.51
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$713,315.45
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$820,820.16
Net income from securities lending activities	$586,583.00

Transamerica Core Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$149,500.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,530.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$12,201.61
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$61,977.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$81,709.25
Net income from securities lending activities	$67,791.00

Transamerica Dynamic Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$410,225.63
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$28,870.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$8,878.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$112,544.99
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$150,294.63
Net income from securities lending activities	$259,931.00

Transamerica Emerging Markets Debt
Gross income from securities lending activities (including income from cash collateral reinvestment)	$116,130.05
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,946.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,114.56
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$82,436.56
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$89,498.05
Net income from securities lending activities	$26,632.00

Transamerica Emerging Markets Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$71,841.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6,972.10
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,040.07
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$994.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,006.72
Net income from securities lending activities	$62,835.00

Transamerica Event Driven
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,220.50
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$325.39
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$368.63
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$10,585.48
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$11,279.50
Net income from securities lending activities	$2,941.00

Transamerica Floating Rate
Gross income from securities lending activities (including income from cash collateral reinvestment)	$5,259.36
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$452.26
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$105.27
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$625.83
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,183.36
Net income from securities lending activities	$4,076.00

Transamerica Global Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,647.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,044.79
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$314.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$3,881.05
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$5,240.77
Net income from securities lending activities	$9,407.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$551,675.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,989.88
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$23,234.41
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$278,055.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$326,279.93
Net income from securities lending activities	$225,396.00

Transamerica High Yield ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$72.65
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6.89
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9.65
Net income from securities lending activities	$63.00

Transamerica High Yield Muni
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,600.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$128.53
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$14.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$301.73
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$444.95
Net income from securities lending activities	$1,156.00

Transamerica Inflation Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,830.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,041.25
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$934.21
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,463.79
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$13,439.25
Net income from securities lending activities	$9,391.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$269,611.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,450.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$15,348.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$109,738.25
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$139,537.76
Net income from securities lending activities	$130,074.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$685,820.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$48,373.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,686.17
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$188,438.34
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$250,498.43
Net income from securities lending activities	$435,322.00

Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$392,409.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$27,407.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,491.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$111,842.30
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$145,741.67
Net income from securities lending activities	$246,668.00

Transamerica International Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$126,691.18
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,355.82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,635.68
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$29,361.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$42,353.18
Net income from securities lending activities	$84,338.00

Transamerica International Stock
Gross income from securities lending activities (including income from cash collateral reinvestment)	$14,038.02
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$889.86
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$703.98
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,403.18
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$5,997.02
Net income from securities lending activities	$8,041.00

Transamerica Large Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$149,306.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,890.67
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,005.87
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$107,387.61
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$114,284.15
Net income from securities lending activities	$35,022.00

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$93,933.26
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,685.40
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,301.76
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$74,754.10
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$78,741.26
Net income from securities lending activities	$15,192.00

Transamerica Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$16,078.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$304.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$373.79
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,632.97
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$13,310.76
Net income from securities lending activities	$2,768.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$27,067.92
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,200.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$455.27
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,586.59
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$7,241.92
Net income from securities lending activities	$19,826.00

Transamerica MLP & Energy Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$49,474.62
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,299.84
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,242.77
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$25,171.01
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$28,713.62
Net income from securities lending activities	$20,761.00

Transamerica Multi-Asset Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$101,072.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,539.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,158.80
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$43,430.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$51,128.93
Net income from securities lending activities	$49,944.00

Transamerica Multi-Managed Balanced
Gross income from securities lending activities (including income from cash collateral reinvestment)	$48,126.98
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,391.28
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,666.46
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$21,511.24
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$26,568.98
Net income from securities lending activities	$21,558.00

Transamerica Short-Term Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$116,572.04
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,635.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,342.01
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$73,826.92
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$83,804.04
Net income from securities lending activities	$32,768.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$82,275.12
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,706.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,542.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$52,415.29
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$57,665.12
Net income from securities lending activities	$24,610.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$155,572.10
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12,205.33
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,581.63
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$31,277.14
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$45,064.10
Net income from securities lending activities	$110,508.00

Transamerica Small/Mid Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$163,006.33
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$8,881.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,689.83
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$71,330.05
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$82,901.33
Net income from securities lending activities	$80,105.00

Transamerica Sustainable Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$309.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$64.69
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$114.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$191.67
Net income from securities lending activities	$118.00

Transamerica Sustainable Equity Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,033.45
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$293.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$87.36
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$380.45
Net income from securities lending activities	$2,653.00

Transamerica Total Return
Gross income from securities lending activities (including income from cash collateral reinvestment)	$94,918.50
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,840.34
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,627.42
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$43,850.74
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$51,318.50
Net income from securities lending activities	$43,600.00

Transamerica Unconstrained Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$209,891.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,860.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$8,123.59
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$62,914.60
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$84,898.67
Net income from securities lending activities	$124,993.00

Transamerica US Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$32,787.91
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,672.51
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$201.90
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$5,857.50
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$8,731.91
Net income from securities lending activities	$24,056.00

Transamerica Funds
Statement of Additional Information
March 1, 2021
Fund	Class R Ticker	Class R4 Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAARX	TAAFX	-
Transamerica Asset Allocation Long Horizon	TALRX	TALFX	-
Transamerica Asset Allocation Short Horizon	TSHRX	TSHFX	-
Transamerica Balanced II	TBLRX	TBLFX	TBLTX
Transamerica Emerging Markets Opportunities	TEORX	TEOPX	-
Transamerica Government Money Market[1]	-	TFGXX	TGTXX
Transamerica High Quality Bond	TBDRX	TBDFX	TBDTX
Transamerica High Yield Bond	TAHRX	TAHFX	TAHTX
Transamerica High Yield ESG	TANKX	TAYNX	-
Transamerica Inflation-Protected Securities	TPRRX	TPRFX	TPRTX
Transamerica Intermediate Bond	TMBRX	TMBFX	TMBTX
Transamerica International Equity	TRWRX	TRWFX	TRWTX
Transamerica International Growth	TIGSX	TIGFX	-
Transamerica Large Core	TLARX	TLAFX	TLATX
Transamerica Large Growth	TGWRX	TGWFX	TGWTX
Transamerica Large Value Opportunities	TLORX	TLOFX	TLOTX
Transamerica Mid Cap Growth	TMIRX	TMIFX	TMITX
Transamerica Mid Cap Value Opportunities	TOTRX	TOTFX	TOTTX
Transamerica Small Cap Growth	TSPRX	TSPFX	TSPTX
Transamerica Small Cap Value	TRSLX	TSLFX	TSLTX
Transamerica Sustainable Bond	TAUKX	TAZOX	-
1Class R2: TGRXX
Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectuses dated March 1, 2021, as they may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Reports contain financial statements that are incorporated herein by reference.

Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation Intermediate Horizon	N/A
Transamerica Asset Allocation Long Horizon	N/A
Transamerica Asset Allocation Short Horizon	N/A
Transamerica Balanced II	N/A
Transamerica Emerging Markets Opportunities[1]	N/A
Transamerica Government Money Market	Transamerica Money Market was renamed Transamerica Government Money Market on May 1, 2016.
Transamerica High Quality Bond	N/A
Transamerica High Yield Bond	N/A
Transamerica High Yield ESG[2]	N/A
Transamerica Inflation-Protected Securities	N/A
Transamerica Intermediate Bond	N/A
Transamerica International Equity	N/A
Transamerica International Growth	Transamerica International Equity Opportunities was renamed Transamerica International Growth on March 1, 2018.
Transamerica Large Core	N/A
Transamerica Large Growth	N/A
Transamerica Large Value Opportunities	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Sustainable Bond[2]	N/A
The footnote references below are intended for use as relevant to each applicable table included in this SAI:
1
Transamerica Emerging Markets Opportunities commenced operations on December 19, 2019, and as such, there is no historical information for the fund for fiscal years ended prior to that date.
2
Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020, and as such, there is no historical information for the funds for fiscal years ended prior to that date.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted the following fundamental policies:
2

1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
3

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board without shareholder approval.
1.
Illiquid investments (all funds)
No fund may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid investments.
2.
Purchasing securities on margin
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
4

3.
Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus(es) or in this SAI or as imposed by law.
Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe : A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be
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significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
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Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or
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replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from
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revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
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Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result,
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investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock
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declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
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Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
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U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
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Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter
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of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the
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institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will
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have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
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There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
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This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of
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the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
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Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
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Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation,
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currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay
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in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
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Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
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A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their
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applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
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A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica
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fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in
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accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
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The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal years ended October 31, 2019 and October 31, 2020:
Transamerica Mid Cap Growth underwent a sub-adviser change on November 30, 2018, leading to a higher turnover rate in 2019.
Transamerica Small Cap Value underwent a sub-adviser change on November 1, 2018, leading to a higher turnover rate in 2019.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds’ portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds’ holdings by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date
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of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar LLC	Daily
StarCompliance	Daily
eVestment Alliance, LLC	Quarterly
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Investment Company Institute	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Information concerning the portfolio holdings of certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to such funds under the CEA. These funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
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“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014
Chairman of the Board, President and Chief
Executive Officer, TF, TST and TAAVF
(2014 – present);
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).
				121	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
38

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (64)	Lead Independent Board Member	Since 2002
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	116	N/A
39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (56)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
40

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS

41

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Erin D. Nelson (continued)			Advisors, Inc. (2015 – 2019).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
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Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
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Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
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Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Fund	Interested Trustees
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	David W. Jennings	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation Intermediate Horizon	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Long Horizon	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Short Horizon	None	None	None	None	None	None	None	None	None
Transamerica Balanced II	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Government Money Market	None	None	None	None	None	None	None	None	None
Transamerica High Quality Bond	$10,001 - $50,000	None	None	None	None	None	None	None	None
Transamerica High Yield Bond	$10,001 - $50,000	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None
Transamerica Inflation-Protected Securities	None	None	None	None	None	None	None	None	None
Transamerica Intermediate Bond	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	None	None	None	None	None
Transamerica International Growth	None	None	None	None	None	None	None	None	None
Transamerica Large Core	None	None	None	None	None	None	None	None	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None
Transamerica Large Value Opportunities	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Mid Cap Value Opportunities	$10,001 – $50,000	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Small Cap Value	None	None	None	None	None	None	$10,001 – $50,000	None	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None
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Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2020, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2020, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
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(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
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Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM is responsible for all aspects of the day-to-day management of the Transamerica Asset Allocation Horizon funds. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
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The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation Intermediate Horizon	0.12%
Transamerica Asset Allocation Long Horizon	0.12%
Transamerica Asset Allocation Short Horizon	0.12%
Transamerica Balanced II	0.48%
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica Government Money Market	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica High Quality Bond	0.38%
Transamerica High Yield Bond	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Inflation-Protected Securities(1)	0.38%
Transamerica Intermediate Bond	0.38% of the first $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica International Equity	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% over $2 billion up to $6 billion 0.68% in excess of $6 billion
Transamerica International Growth	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica Large Core	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
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Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Growth
0.65% of the first $1 billion
0.635% over $1 billion up to $1.5 billion
0.615% over $1.5 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% in excess of $5 billion

Transamerica Large Value Opportunities	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
Transamerica Mid Cap Growth	0.705% of the first $200 million 0.685% over $200 million up to $1 billion 0.670% in excess of $1 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.80% of the first $300 million 0.75% over $300 million up to $800 million 0.71% in excess of $800 million
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
(1) Effective July 2, 2018, PineBridge Investments LLC (“PineBridge”), the sub-adviser for Transamerica Inflation-Protected Securities, agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets). Effective July 2, 2018, TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$320,671	$354,919	$418,410	$64,991	$72,314	$85,403
Transamerica Asset Allocation Long Horizon	$175,989	$202,625	$243,850	$35,969	$42,559	$51,744
Transamerica Asset Allocation Short Horizon	$128,166	$138,821	$167,837	$25,828	$28,052	$34,074
Transamerica Balanced II	$570,390	$589,726	$563,706	$161	$6,435	$151,430
Transamerica Emerging Markets Opportunities	$3,087,555	N/A	N/A	$518	N/A	N/A
Transamerica Government Money Market	$689,832	$2,747,603	$2,419,499	$2,759,320	$485,121	$776,802
Transamerica High Quality Bond	$725,173	$926,846	$989,566	$25,698	$31,052	$110,446
Transamerica High Yield Bond	$10,499,169	$7,843,516	$8,946,630	$317,259	$245,653	$564,767
Transamerica High Yield ESG	$(31,290)	N/A	N/A	$59,085	N/A	N/A
Transamerica Inflation-Protected Securities	$440,511	$444,791	$358,834	$27,330	$60,560	$259,271
Transamerica Intermediate Bond	$7,920,599	$10,525,992	$11,302,846	$36,908	$54,954	$293,364
Transamerica International Equity	$30,327,361	$35,072,589	$40,981,526	$102,388	$98,681	$38,568
Transamerica International Growth	$9,388,377	$8,526,362	$10,918,077	$791	$559	$67
Transamerica Large Core	$880,281	$1,319,124	$1,696,102	$-	$687	$127,098
Transamerica Large Growth	$5,749,750	$5,163,002	$5,250,548	$20,241	$50,676	$395,793
Transamerica Large Value Opportunities	$1,799,331	$2,564,297	$2,964,564	$8,190	$4,984	$192,908
Transamerica Mid Cap Growth	$2,315,263	$600,850	$1,080,949	$1,292	$100,445	$222,072
Transamerica Mid Cap Value Opportunities	$8,565,211	$10,584,915	$10,273,642	$117,651	$627,978	$1,159,521
Transamerica Small Cap Growth	$1,446,467	$1,131,398	$1,161,965	$16,959	$95,606	$193,051
Transamerica Small Cap Value	$1,050,763	$1,895,351	$2,160,491	$75,692	$16,550	$298,684
Transamerica Sustainable Bond	$(52,511)	N/A	N/A	$78,047	N/A	N/A
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Fund Name	Management Fees Recaptured
	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$-	$6	-
Transamerica Asset Allocation Long Horizon	$5	$30	$382
Transamerica Asset Allocation Short Horizon	$5	-	$12
Transamerica Balanced II	$161	-	$29,489
Transamerica Emerging Markets Opportunities	$431	N/A	N/A
Transamerica Government Money Market	$149,727	$234,866	$311,226
Transamerica High Quality Bond	$2,314	$3,650	$8,200
Transamerica High Yield Bond	$52,168	$15,699	$19,031
Transamerica High Yield ESG	$-	N/A	N/A
Transamerica Inflation-Protected Securities	$36,230	$38,860	$4,856
Transamerica Intermediate Bond	$2,527	$2,366	$7,607
Transamerica International Equity	$20,505	$48,304	$22,968
Transamerica International Growth	$9	$33	$11
Transamerica Large Core	$-	$155,645	$81,120
Transamerica Large Growth	$501	$2,184	$6,517
Transamerica Large Value Opportunities	$17,975	$53,566	$42,264
Transamerica Mid Cap Growth	$24,706	$56,500	$11,531
Transamerica Mid Cap Value Opportunities	$7,470	$86,747	$30,804
Transamerica Small Cap Growth	$17,433	$14,885	$21,483
Transamerica Small Cap Value	$70,928	$2,778	$4,412
Transamerica Sustainable Bond	$-	N/A	N/A
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica Asset Allocation Intermediate Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Asset Allocation Long Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Asset Allocation Short Horizon	0.60%	0.35%	N/A	March 1, 2022
Transamerica Balanced II	1.10%	0.75%	0.66%	March 1, 2022
Transamerica Emerging Markets Opportunities	1.80%	1.55%	N/A	March 1, 2022
Transamerica Government Money Market[1]	N/A	0.50%	0.38%	March 1, 2022
Transamerica High Quality Bond	1.00%	0.65%	0.52%	March 1, 2022
Transamerica High Yield Bond	1.10%	0.85%	0.67%	March 1, 2022
Transamerica High Yield ESG	1.25%	1.00%	N/A	March 1, 2022
Transamerica Inflation-Protected Securities	1.00%	0.65%	0.53%	March 1, 2022
Transamerica Intermediate Bond	1.00%	0.65%	0.50%	March 1, 2022
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Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica International Equity	1.40%	1.15%	0.90%	March 1, 2022
Transamerica International Growth	1.55%	1.20%	N/A	March 1, 2022
Transamerica Large Core	1.15%	0.83%	0.65%	March 1, 2022
Transamerica Large Growth	1.25%	0.90%	0.75%	March 1, 2022
Transamerica Large Value Opportunities	1.00%	0.75%	0.65%	March 1, 2022
Transamerica Mid Cap Growth	1.35%	0.95%	0.85%	March 1, 2022
Transamerica Mid Cap Value Opportunities	1.25%	0.90%	0.80%	March 1, 2022
Transamerica Small Cap Growth	1.55%	1.15%	1.00%	March 1, 2022
Transamerica Small Cap Value	1.50%	1.10%	0.95%	March 1, 2022
Transamerica Sustainable Bond	1.05%	0.70%	N/A	March 1, 2022
1 Transamerica Government Money Market Class R2: 0.80%
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing”
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arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of
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interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
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Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Balanced II	Aegon USA Investment Management, LLC(1)	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(2)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	0.40% of the first $250 million 0.33% in excess of $250 million
Transamerica Government Money Market	BlackRock Investment Management, LLC	0.024%
Transamerica High Quality Bond	Merganser Capital Management, LLC	0.20% of the first $100 million 0.15% over $100 million up to $200 million 0.10% over $200 million up to $300 million 0.05% in excess of $300 million
Transamerica High Yield Bond(3)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield ESG(3)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica Inflation-Protected Securities(4)	PineBridge Investments LLC	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million
Transamerica Intermediate Bond(5)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica International Equity(6)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica International Growth(7)	TDAM USA Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica Large Core(8)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Large Growth	Morgan Stanley Investment Management Inc.(9)	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
	Wellington Management Company LLP(10)	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
Transamerica Large Value Opportunities(11)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Mid Cap Growth	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million
Transamerica Mid Cap Value Opportunities(12)	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
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Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Small Cap Growth	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value	Peregrine Capital Management, LLC	0.36% of the first $300 million 0.31% over $300 million up to $800 million 0.30% in excess of $800 million
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
(1) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined average daily net assets of Transamerica Intermediate Bond, Transamerica Multi-Managed Balanced VP and Transamerica Multi-Managed Balanced, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company, that are advised by Aegon USA Investment Management, LLC.
(2) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Enhanced Index VP and AEGON Balanced Retirement Opportunities plus the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP allocated to J.P. Morgan Investment Management Inc. by TAM from time to time. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(3) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond, Transamerica Aegon High Yield Bond VP and Transamerica High Yield ESG.
(4) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Unconstrained Bond. Effective July 2, 2018, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily net assets). This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(5) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Balanced II, and the portion of assets of Balanced Ret Opt and Bond Ret Opt, each separately managed accounts of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(6) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
(7) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth VP.
(8) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Value Opportunities.
(9) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Capital Growth, Transamerica Morgan Stanley Capital Growth VP and Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is also advised by Morgan Stanley Investment Management Inc.
(10) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP and the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(11) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Large Core.
(12) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Fund Name	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	$132,920	$162,438	$185,593
Transamerica Emerging Markets Opportunities	$1,388,878	N/A	N/A
Transamerica Government Money Market	$337,290	$305,221	$464,088
Transamerica High Quality Bond	$340,457	$401,120	$437,073
Transamerica High Yield Bond	$2,842,721	$2,183,987	$2,568,654
Transamerica High Yield ESG	$7,134	N/A	N/A
Transamerica Inflation-Protected Securities	$156,691	$171,562	$210,578
Transamerica Intermediate Bond	$1,478,231	$1,889,537	$2,014,235
Transamerica International Equity	$11,743,771	$13,575,292	$15,837,320
Transamerica International Growth	$3,251,548	$2,950,788	$4,186,619
Transamerica Large Core	$180,663	$230,682	$508,622
Transamerica Large Growth	$1,679,967	$1,801,858	$1,972,589
Transamerica Large Value Opportunities	$370,117	$504,312	$1,153,441
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	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Fund Name	2020	2019	2018
Transamerica Mid Cap Growth	$1,055,300	$303,005	$645,782
Transamerica Mid Cap Value Opportunities	$3,354,363	$4,292,930	$4,395,960
Transamerica Small Cap Growth	$687,995	$578,195	$636,134
Transamerica Small Cap Value	$470,266	$859,106	$1,092,533
Transamerica Sustainable Bond	$7,393	N/A	N/A
Transamerica Government Money Market
On November 1, 2018, TAM hired BlackRock Investment Management, LLC as sub-adviser to Transamerica Government Money Market to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to Transamerica Government Money Market.
Transamerica Inflation-Protected Securities
On June 29, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Inflation-Protected Securities to furnish day-to-day investment advice and recommendations to the fund. Prior to June 29, 2018, BlackRock Financial Management, Inc. served as sub-adviser to Transamerica Inflation-Protected Securities. BlackRock Financial Management, Inc. was paid $145,755 for the fiscal year ended October 31, 2018.
Transamerica Large Core
On September 1, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Large Core to furnish day-to-day investment advice and recommendations to the fund. Prior to September 1, 2018, AJO, LP (“AJO”) served as sub-adviser to Transamerica Large Core. AJO was paid $466,954 for the fiscal year ended October 31, 2018.
Transamerica Large Growth
On October 18, 2019, TAM hired Morgan Stanley Investment Management Inc. as co-sub-adviser to Transamerica Large Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to October 18, 2019, Jennison Associates LLC (“Jennison”) served as co-sub-adviser to Transamerica Large Growth. Jennison was paid $1,063,998 for the fiscal year ended October 31, 2019.
Transamerica Large Value Opportunities
On September 1, 2018, TAM hired PineBridge Investments LLC as sub-adviser to Transamerica Large Value Opportunities to furnish day-to-day investment advice and recommendations to the fund. Prior to September 1, 2018, AJO, LP (“AJO”) served as sub-adviser to Transamerica Large Value Opportunities. AJO was paid $1,060,634 for the fiscal year ended October 31, 2018.
Transamerica Mid Cap Growth
On December 1, 2018, TAM hired Wellington Management Company LLP as sub-adviser to Transamerica Mid Cap Growth to furnish day-to-day investment advice and recommendations to the fund. Prior to December 1, 2018, Quantum Capital Management, LLP (“Quantum”) served as sub-adviser to Transamerica Mid Cap Growth.
Transamerica Small Cap Value
On November 1, 2018, TAM hired Peregrine Capital Management, LLC as sub-adviser to Transamerica Small Cap Value to furnish day-to-day investment advice and recommendations to the fund. Prior to November 1, 2018, Boston Advisors, LLC (“Boston Advisors”) served as sub-adviser to Transamerica Small Cap Value.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
58

Class R2 shares pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services to shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I3, R4*
Asset Fee to TFS	0.75 bps
Class R2*
Sub-Transfer Agent and Omnibus Intermediary Fees	$11.00 per account
*Applicable out-of-pocket expenses including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
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The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced II	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Intermediate Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Core	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	$1,583,126
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	$861,855
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	$636,364
Transamerica Balanced II	N/A	N/A	N/A	$339,229
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	$132,550
Transamerica High Quality Bond	N/A	N/A	N/A	$163,305
Transamerica High Yield Bond	N/A	N/A	N/A	$1,274,322
Transamerica High Yield ESG	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	$55,553
Transamerica Intermediate Bond	N/A	N/A	N/A	$638,243
Transamerica International Equity	N/A	N/A	N/A	$185,151
Transamerica International Growth	N/A	N/A	N/A	N/A
Transamerica Large Core	N/A	N/A	N/A	$300,248
Transamerica Large Growth	N/A	N/A	N/A	$805,163
Transamerica Large Value Opportunities	N/A	N/A	N/A	$379,146
Transamerica Mid Cap Growth	N/A	N/A	N/A	$109,146
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	$473,387
Transamerica Small Cap Growth	N/A	N/A	N/A	$76,255
Transamerica Small Cap Value	N/A	N/A	N/A	$32,778
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A

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Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R, Class R2 and Class R4 shares of the funds, as applicable. Class I3 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 and Class R4 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 and Class R4 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R, Class R2 or Class R4 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
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The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2020, Class R and Class R4 shares of the Trust paid $2,881,188.27 and $2,208,507.08, respectively, to Transamerica Retirement Solutions, LLC.
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2020	2019	2018
Transamerica Asset Allocation Intermediate Horizon	$627,248	$701,689	$39,173
Transamerica Asset Allocation Long Horizon	$344,727	$402,647	$21,809
Transamerica Asset Allocation Short Horizon	$250,452	$274,076	$15,987
Transamerica Balanced II	$132,415	$147,018	$8,662
Transamerica Emerging Markets Opportunities	$0	N/A	N/A
Transamerica Government Money Market	$0	$0	$187,063
Transamerica High Quality Bond	$102,148	$99,450	$5,632
Transamerica High Yield Bond	$875,967	$760,000	$99,281
Transamerica High Yield ESG	$0	N/A	N/A
Transamerica Inflation-Protected Securities	$23,780	$29,673	$2,892
Transamerica Intermediate Bond	$329,508	$375,080	$39,001
Transamerica International Equity	$41,603	$41,605	N/A
Transamerica International Growth	$0	$0	$15,760
Transamerica Large Core	$17,241	$20,808	$15,943
Transamerica Large Growth	$114,512	$97,241	$49,365
Transamerica Large Value Opportunities	$49,082	$88,554	$16,778
Transamerica Mid Cap Growth	$11,262	$16,341	$31,734
Transamerica Mid Cap Value Opportunities	$185,927	$650,160	$60,045
Transamerica Small Cap Growth	$7,831	$14,489	$36,588
Transamerica Small Cap Value	$2,660	$3,917	$8,815
Transamerica Sustainable Bond	$0	N/A	N/A
The table below shows total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2020 with respect to Class R and Class R4 shares of the funds.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation Intermediate Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	305,887	9,337
Printing and Postage	8,031	245
Promotional Expenses	36,616	1,118
Travel	17,339	529
Office and Other Expenses	240,796	7,350
TOTALS	$ 608,669	$18,579

Transamerica Asset Allocation Long Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	164,891	8,352
Printing and Postage	4,329	219
Promotional Expenses	19,738	1,000
Travel	9,347	473
Office and Other Expenses	129,803	6,575
TOTALS	$ 328,108	$16,619

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Transamerica Asset Allocation Short Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	123,802	2,063
Printing and Postage	3,250	54
Promotional Expenses	14,819	247
Travel	7,018	117
Office and Other Expenses	97,458	1,624
TOTALS	$ 246,347	$4,105

Transamerica Balanced II
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	66,545	0
Printing and Postage	1,747	0
Promotional Expenses	7,966	0
Travel	3,772	0
Office and Other Expenses	52,385	0
TOTALS	$ 132,415	$0

Transamerica Emerging Markets Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Government Money Market
Promotion and Distribution Expenses	Class R2	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$ 0	$0

Transamerica High Quality Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	12,735	38,600
Printing and Postage	334	1,013
Promotional Expenses	1,524	4,621
Travel	722	2,188
Office and Other Expenses	10,025	30,386
TOTALS	$ 25,340	$76,808

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,709	435,073
Printing and Postage	200	11,423
Promotional Expenses	910	52,080
Travel	431	24,662
Office and Other Expenses	5,986	342,493
TOTALS	$ 10,236	$865,731

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Transamerica High Yield ESG
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Inflation-Protected Securities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	9,844	2,108
Printing and Postage	258	55
Promotional Expenses	1,178	252
Travel	558	119
Office and Other Expenses	7,749	1,659
TOTALS	$ 19,587	$4,193

Transamerica Intermediate Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,340	161,151
Printing and Postage	172	4,231
Promotional Expenses	786	19,290
Travel	372	9,135
Office and Other Expenses	5,172	126,859
TOTALS	$ 8,842	$320,666

Transamerica International Equity
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	1,762	17,562
Printing and Postage	130	461
Promotional Expenses	592	2,102
Travel	280	995
Office and Other Expenses	3,894	13,825
TOTALS	$ 6,658	$34,945

Transamerica International Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Large Core
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,506	3,905
Printing and Postage	185	103
Promotional Expenses	842	467
Travel	399	221
Office and Other Expenses	5,539	3,074
TOTALS	$ 9,471	$7,770

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Transamerica Large Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	7,412	43,472
Printing and Postage	546	1,141
Promotional Expenses	2,491	5,204
Travel	1,180	2,464
Office and Other Expenses	16,381	34,221
TOTALS	$ 28,010	$86,502

Transamerica Large Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	1,585	21,655
Printing and Postage	117	569
Promotional Expenses	533	2,592
Travel	252	1,228
Office and Other Expenses	3,504	17,047
TOTALS	$ 5,991	$43,091

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,723	488
Printing and Postage	201	13
Promotional Expenses	915	58
Travel	433	28
Office and Other Expenses	6,019	384
TOTALS	$ 10,291	$971

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	3,328	87,117
Printing and Postage	245	2,287
Promotional Expenses	1,119	10,428
Travel	530	4,938
Office and Other Expenses	7,356	68,579
TOTALS	$ 12,578	$173,349

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	2,020	99
Printing and Postage	149	3
Promotional Expenses	679	12
Travel	321	6
Office and Other Expenses	4,464	78
TOTALS	$ 7,633	$198

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$ 0	$ 0
Compensation to Sales Personnel	625	149
Printing and Postage	46	4
Promotional Expenses	210	18
Travel	100	8
Office and Other Expenses	1,382	118
TOTALS	$ 2,363	$297

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Transamerica Sustainable Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class I3, Class R, Class R2 and Class R4 Shares
As stated in the prospectuses, the funds currently offer investors a choice of twelve classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T shares. Not all Transamerica Funds offer all classes of shares.
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
This SAI references the Class R shares offered by the funds listed on the cover page of the SAI. Class R shares of certain other series of the Trust are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017.
Class R and Class R2 shares are intended for purchase by participants in certain retirement plans as described in the prospectus. Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. As stated in the prospectus, Class R4 shares of the applicable funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
•
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption
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request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Share Conversion
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally
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traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions
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vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
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The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no commissions are shown.
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)*	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica Asset Allocation Intermediate Horizon	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Asset Allocation Long Horizon	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Asset Allocation Short Horizon	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Balanced II	$ 16,075	0.14%	$ 16,135	0.12%	$ 22,386	0.15%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Emerging Markets Opportunities	$ 684,638	5.89%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica High Quality Bond	N/A	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica High Yield Bond	$ 8,793	0.08%	$ 0.00	0.00%	$ 1,580	0.01%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica High Yield ESG	$ 63	0.00%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	0.00%	$ 0.00	0.00%	$ 8,847	0.06%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Intermediate Bond	$ 40	0.00%	$ 115	0.00%	$ 879	0.01%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Equity	$ 1,598,162	13.75%	$ 1,809,001	13.06%	$ 2,502,933	16.59%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica International Growth	$ 676,644	5.82%	$ 612,036	4.42%	$ 1,063,045	7.04%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Large Core	$ 122,443	1.05%	$ 143,769	1.04%	$ 108,952	0.72%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Large Growth	$ 127,744	1.10%	$ 199,383	1.44%	$ 209,576	1.39%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Large Value Opportunities	$ 417,741	3.59%	$ 514,536	3.71%	$ 438,129	2.90%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Mid Cap Growth	$ 137,079	1.18%	$ 91,849	0.66%	$ 315,209	2.09%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Mid Cap Value Opportunities	$ 1,425,858	12.27%	$ 2,107,719	15.21%	$ 2,116,847	14.03%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small Cap Growth	$ 159,197	1.37%	$ 181,249	1.31%	$ 131,779	0.87%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Small Cap Value	$ 810,848	6.98%	$ 814,948	5.88%	$ 327,063	2.17%	$ 0.00	0.00%	$ 0.00	0.00%	$ 0.00	0.00%
Transamerica Sustainable Bond	N/A	0.00%	N/A	N/A	N/A	N/A	$ 0.00	0.00%	N/A	N/A	N/A	N/A
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2020.
Fund Name	Paid as of October 31, 2020
Transamerica Asset Allocation Intermediate Horizon	$-
Transamerica Asset Allocation Long Horizon	$-
Transamerica Asset Allocation Short Horizon	$-
Transamerica Balanced II	$4,199
Transamerica Emerging Markets Opportunities	$307,789
Transamerica Government Money Market	$-
Transamerica High Quality Bond	$-
Transamerica High Yield Bond	$-
Transamerica High Yield ESG	$-
Transamerica Inflation-Protected Securities	$-
Transamerica Intermediate Bond	$-
Transamerica International Equity	$888,075
Transamerica International Growth	$655,347
Transamerica Large Core	$77,086
Transamerica Large Growth	$77,520
Transamerica Large Value Opportunities	$280,955
Transamerica Mid Cap Growth	$86,090
Transamerica Mid Cap Value Opportunities	$1,177,303
Transamerica Small Cap Growth	$133,556
Transamerica Small Cap Value	$575,241
Transamerica Sustainable Bond	$-
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
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Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2020.
Fund Name	Bank of America Corp.	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	Societe Generale	State Street Bank & Trust Co.	UBS Securities LLC	Wells Fargo & Co.
Transamerica Balanced II	$ 730,002	$ 396,705	$ 1,236,950	$ 56,019	$ 616,785	$ 379,134	$ 1,344,861	$ -	$ 158,971	$ 818,867	$ 555,673
Transamerica High Quality Bond	$ 2,523,988	$ 2,011,575	$ 3,629,310	$ 2,905,062	$ 3,513,947	$ 763,944	$ 3,244,385	$ -	$ -	$ -	$ 3,974,028
Transamerica High Yield Bond	$ -	$ 14,177,701	$ 9,481,614	$ 28,112,149	$ 984,082	$ 7,733,068	$ -	$ 8,944,858	$ -	$ -	$ -
Transamerica High Yield ESG	$ -	$ 206,214	$ 60,258	$ 212,002	$ -	$ 98,600	$ -	$ 205,440	$ -	$ -	$ -
Transamerica Inflation-Protected Securities	$ 1,675,666	$ -	$ 968,266	$ -	$ -	$ 296,055	$ -	$ -	$ -	$ -	$ -
Transamerica Intermediate Bond	$ 16,872,144	$ 11,849,841	$ 18,637,076	$ 6,303,587	$ 9,623,923	$ 22,179,972	$ 30,501,039	$ -	$ -	$ 25,542,217	$ 12,459,810
Transamerica International Equity	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 63,121,292	$ -
Transamerica Large Core	$ -	$ -	$ 535,726	$ -	$ -	$ 2,170,508	$ 898,119	$ -	$ 434,977	$ -	$ -
Transamerica Large Value Opportunities	$ 1,379,814	$ -	$ -	$ -	$ -	$ 7,294,960	$ 848,162	$ -	$ -	$ -	$ -
Transamerica Sustainable Bond	$ 464,707	$ 290,248	$ 225,309	$ -	$ -	$ 678,495	$ 139,816	$ -	$ -	$ -	$-
73

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 1, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	R	100.00%
Umb Bank Na Cust Sep IRA FBO Earl D Dworkin 2955 Otterson Ct Palo Alto CA 94303-3840	Transamerica Emerging Markets Opportunities	I	54.37%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Emerging Markets Opportunities	I	42.53%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	32.44%
74

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	26.48%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	10.62%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	8.37%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	7.13%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	47.26%
Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	Transamerica Government Money Market	A	11.31%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Government Money Market	A	11.11%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Government Money Market	C	6.97%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Government Money Market	C	6.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Government Money Market	C	6.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	30.17%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	8.22%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.56%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
75

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	22.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	10.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	8.81%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	C	16.74%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	14.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	13.10%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	12.63%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	6.28%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	77.13%
C/O Union Bank ID 797 Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica High Yield Bond	I	9.57%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	44.85%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	39.77%
76

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	5.58%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	86.35%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica High Yield Bond	R	12.63%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	99.99%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	24.60%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	19.59%
Lincoln Retirement Services Company FBO InspIRA 403B Savings Plan PO Box 7876 Fort Wayne IN 46801-7876	Transamerica High Yield Bond	R6	17.05%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	14.75%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	14.68%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	6.88%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	96.29%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	100.00%
77

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	100.00%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	49.41%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	17.84%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	8.27%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	7.07%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	6.81%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	I2	5.50%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R	88.33%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Intermediate Bond	R	11.67%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Intermediate Bond	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	26.46%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	25.04%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica International Equity	A	10.40%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	7.41%
78

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	23.56%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	C	19.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	8.71%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.32%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	7.80%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica International Equity	C	7.71%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	6.81%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	45.96%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	13.57%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica International Equity	I	7.02%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	6.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	5.69%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.36%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.72%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.78%
79

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.58%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	6.99%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.26%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	86.90%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	R	13.10%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	25.16%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	13.47%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	9.09%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.14%
Wells Fargo Bank Na FBO Macon Bibb County Ret Sys - Funds PO Box 1533 Minneapolis MN 55480-1533	Transamerica International Equity	R6	6.06%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	25.37%
Umb Bank Na Cust IRA FBO Joyce Vicki Brady 304 Hobby St Georgetown TX 78633-2301	Transamerica International Growth	A	9.98%
Umb Bank Na Cust Simple IRA FBO Zonya E Foco 1240 Sand Lake Dr Onsted MI 49265-9585	Transamerica International Growth	A	9.04%
80

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Rollover IRA FBO Jamy Tagatac 91-1131 Pekau St Ewa Beach HI 96706-5605	Transamerica International Growth	A	8.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	I	51.19%
Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 51 Wilderness Dr Stony Point NY 10980-3447	Transamerica International Growth	I	24.46%
Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	19.64%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	27.12%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.82%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.70%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.14%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.39%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.82%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Growth	R6	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R	91.27%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Core	R	8.66%
81

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	89.69%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Large Growth	R	10.31%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	95.27%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	74.49%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	C	33.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	12.18%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	8.44%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	30.67%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	16.64%
82

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	16.37%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	15.37%
Interactive Brokers LLC Cash Distribution Omnibus Account1 2 Pickwick Plaza Greenwich CT 06830-5576	Transamerica Mid Cap Growth	I	8.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	I	8.37%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	44.10%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	34.68%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	7.69%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	74.98%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	25.02%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	39.99%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	32.01%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	I2	18.79%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	18.67%
83

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	A	18.21%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.66%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.82%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	A	5.82%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	A	5.57%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	A	5.24%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	C	29.38%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	C	24.18%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	10.91%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	C	7.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	6.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	5.37%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	5.19%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Mid Cap Value Opportunities	I	20.84%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	16.82%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	11.38%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	9.59%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.96%
84

Name & Address	Fund Name	Class	Percent
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	7.07%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	5.35%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	42.80%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	31.18%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	9.13%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	6.54%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	86.21%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R	13.60%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	98.94%
Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	35.42%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	32.70%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	22.95%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	55.19%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica Small Cap Growth	A	7.99%
85

Name & Address	Fund Name	Class	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	21.85%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	C	16.04%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Small Cap Growth	C	14.01%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	8.49%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Growth	C	7.56%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	83.62%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	I	8.41%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	53.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	11.66%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	9.80%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	8.17%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	73.48%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Growth	R	26.52%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Growth	R6	100.00%
86

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	40.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	A	38.64%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	7.36%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	C	50.78%
T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	95.85%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	44.46%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	29.91%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	10.72%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	8.58%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	81.66%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small Cap Value	R	18.34%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	R6	100.00%
87

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.80%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
To the knowledge of the Trust, as of February 1, 2021, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	97.05%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	96.88%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	99.54%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	56.16%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	43.84%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	32.44%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	26.48%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	67.92%
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Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Quality Bond	73.60%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	94.82%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	89.09%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Intermediate Bond	33.84%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	27.11%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	26.82%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	65.52%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core	30.35%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	78.32%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	80.09%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	37.16%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	29.22%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	39.99%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value	32.01%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	41.70%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	28.05%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.99%
Management Ownership
To the knowledge of the Trust, as of February 1, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example,
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if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
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If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class R1, Class R3, Class R6 and Class T are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The December annual ex-dividend date for all Asset Allocation Funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R shares of a fund are anticipated to be lower than the per share income dividends on Class I3, Class R2 and Class R4 shares of that fund as a result of higher distribution and service fees applicable to Class R shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable
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year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on
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common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
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Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the
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fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
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A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
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Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession #0001193125-21-000542), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Aegon USA Investment Management, LLC
Proxy Voting Policy
Section 1: Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to::
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.
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Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.
Section 2: KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 3: Proxy Voting General Principles
AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.
Section 4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines.
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AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A). These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
Section 5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall vote all Proxies unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•
Review the Guidelines and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review voting metrics.
5.5: Operational Considerations
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Section 6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:
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a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
Section 7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Section 8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.
Section 9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the GRCC.
Section 10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Section 11: Escalation; Prompt Corrective Action
Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Management Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.
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1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
•
Vote AGAINST proposals to require a supermajority shareholder vote.
•
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
•
Vote against proposals to eliminate cumulative voting.
•
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.
Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
•
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
•
Voting for Director Nominees in Contested Elections
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•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
•
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
•
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
•
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
•
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
•
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
•
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
•
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•
Vote FOR employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value
•
Offering period is 27 months or less, and
•
Potential voting power dilution (VPD) is ten percent or less.
•
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
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10. Social and Environmental Issues
•
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
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BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
Proxy voting guidelines for U.S. securities
January 2021
Contents
Introduction 3
Voting guidelines 3
Boards and directors 3
Auditors and audit-related issues 9
Capital structure proposals 9
Mergers, acquisitions, asset sales, and other special transactions 10
Executive compensation 11
Environmental and social issues 13
General corporate governance matters 15
Shareholder protections 16
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items..
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Environmental and social issues
•
General corporate governance matters
•
Shareholder protections
Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for
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shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
•
When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees
We may vote against directors serving on key committees that we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•
The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
•
Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B	F078	3	4
1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.[2] In addition to the company under review

Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals,
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director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
•
The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
•
The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•
Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
•
The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•
The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates
•
The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details
•
Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
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To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC), in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and
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related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
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Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/ or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
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Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.
We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
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Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
•
Whether we believe that the triggering event is in the best interests of shareholders
•
Whether management attempted to maximize shareholder value in the triggering event
•
The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•
Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•
The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•
Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•
There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not
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adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
•
Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
•
Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.
Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.
Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment
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between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
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Shareholder Protections
Amendment to charter/articles/by-laws
We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow
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shareholders to voice concerns and provide feedback without undue censorship.
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J.P. Morgan Investment Management Inc.
Proxy Voting Procedures and Guidelines
Part I: JPMorgan Asset Management Global
Proxy Voting Procedures
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.2
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.
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Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•
removing certain JPMAM personnel from the proxy voting process;
•
“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•
voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•
deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
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The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•
a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•
a copy of each proxy statement received on behalf of JPMAM clients;
•
a record of each vote cast on behalf of JPMAM client holdings;
•
a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•
a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
•
JPMorgan Chase Bank , NA
•
J.P. Morgan Asset Management (UK) Limited
•
J.P. Morgan Investment Management Inc.
•
JF Asset Management Limited
•
JF Asset Management (Singapore) Limited
•
JF International Management Inc.
•
J.P. Morgan Private Investments, Inc.
•
Security Capital Research & Management Incorporated
•
Bear Stearns Asset Management
Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
Part II.A: North America Proxy Voting
1a.Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences;
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
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4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock- Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.
1b. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
1c. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.
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3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1)
Majority of board composed of independent directors,
2)
Nominating committee composed solely of independent directors,
3)
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1)
Annually elected board,
2)
Majority of board composed of independent directors,
3)
Nominating committee composed solely of independent directors,
4)
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5)
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6)
Absence of superior voting rights for one or more classes of stock,
7)
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8)
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
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Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
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(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable. We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
6g. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and ethnic diversity. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
6h. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
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Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6i. Board Size
Vote for proposals to limit the size of the board to 15 members.
6j. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
7k. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
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8. Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control – Will the transaction result in a change in control of the company?
•
Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the
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amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
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9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
9l. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
10a. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
10b. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
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11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
12a. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12c. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
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13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
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Merganser Capital Management, LLC
Proxy Voting
Policy – Proxy Voting
Adopted:
October 5, 2004
Amended:
January 3, 2011
January 22, 2009
November 16, 2006
Purpose:
The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.
Background:
Rule 275.206(4)-6 of the IAA governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.
Given the nature of fixed income securities, Merganser is rarely required to vote on proxies. The typical exception occurs with respect to Money Market Mutual Funds that are used as sweep vehicles by custodian banks.
Policy:
1. Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.
2. If requested, Merganser will offer our clients advice on proxy questions.
3. Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients. Therefore, for all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests. If Merganser wishes to deviate from this, they shall notify the client of such decision.
4. If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
PROCEDURES:
1. Receipt of proxies
Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet.
2. Review of proxy material
a. For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.
b. For all non-Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
c. PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.
3. Advising clients of our recommendations
a. Unless Merganser has been directed by the client to vote all proxies without consulting them, the Relationship Manager (“RM”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
b. RM will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the RM, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.
4. Voting proxies
a.
The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.
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5. Recordkeeping
a.
A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
b.
Compliance will update the Proxy Voting Control sheet.
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Morgan Stanley Investment Management Inc.
September 2020
Morgan Stanley Investment Management
Proxy Voting Policy and Procedures
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited, MS 522 CLO Manager LLC and MS 522 CLO CM LLC (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
•
With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.
•
For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
•
For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
•
In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.
A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
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Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain or vote against on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
•
Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•
General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as
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promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii.   We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.
We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.
We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including gender and ethnicity, in its board composition.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.
We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.
Board independence : We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66  2 ∕ 3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.
Board diversity : We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account.
5.
Majority voting : We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.
Proxy access : We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
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7.
Reimbursement for dissident nominees : We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8.
Proposals to elect directors more frequently : In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9.
Cumulative voting : We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10.
  Separation of Chairman and CEO positions : We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11.
  Director retirement age and term limits : Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12.
  Proposals to limit directors’ liability and/or broaden indemnification of officers and directors : Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory auditor boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1. We generally support the following:
•
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
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•
Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•
Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
•
Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2. We generally oppose the following (notwithstanding management support):
•
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
•
Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.Shareholder rights plans : We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.Supermajority voting requirements : We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.
3.Shareholders right to call a special meeting : We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4.Written consent rights : In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.Reincorporation : We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6.Anti-greenmail provisions : Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.Bundled proposals : We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation
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of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors..
H. Executive and Director Remuneration.
1. We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive
4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs.
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Environmental Issues:
We generally support proposals that if implemented would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Taskforce on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningful reduce or mitigate a company’s impact on the global climate.
Social Issues:
We generally support proposals that if implemented would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case by case basis but generally support proposals that seek to enhance useful disclosure on material issues such as human rights risks, supply chain management and human capital management.
J. Funds of Funds.
Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question
A potential material conflict of interest could exist in the following situations, among others:
The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
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Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.
If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those Funds (the “Board) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV.RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 24-25, 2019
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
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For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter
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Peregrine Capital Management, LLC
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.
Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•
The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•
The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•
Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•
If a Portfolio Manager votes contrary to established guidelines, they are required to receive prior approval from the CCO.
•
Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•
Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•
Our internal voting position guidelines cover four types of proposals: routine management proposals; anti-takeover proposals; shareholder proposals; and non-routine non-compensation proposals.
•
The CCO reviews votes in advance and reports quarterly to the Board.
•
Peregrine employees that becomes aware of an actual or potential proxy voting conflict of interest must communicate the issue to Compliance, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•
Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•
Despite our best efforts to vote proxies promptly, there may be circumstances outside of our control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•
Peregrine contacts the Custodian, informing them that Peregrine has been authorized to vote proxies, and forwards proxy cards to the attention of the Proxy Coordinators of Peregrine Capital Management.
•
Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. We download meeting information via the website through an automated interface (meeting date, record date, proposals, ballots received).
•
The Proxy Coordinators set up each meeting upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
Meeting information is available through the ISS website for nine years.
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•
Records of votes, including the supporting rationale, are maintained electronically at Peregrine for seven years, except as described above.
•
We prepare and distribute reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1.
Election of directors and other officers of the corporation.
A2.
Appointment of auditors.
A3.
Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4.
Reduce supermajority vote requirement.
A5.
Indemnification of officers, directors, employees and agents.
A6.
Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7.
Declaring stock splits and stock dividends.
A8.
Authorizing a new class or series of securities for ordinary business purposes.
A9.
Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management when deemed to provide such a conflict:
B1.
Board classification without cumulative voting.
B2.
Elimination of shareholder action by written consent.
B3.
Blank check preferred stock.
B4.
Restricting removal of directors for cause only and only by a supermajority vote.
B5.
Fair-price proposals combined with supermajority rules.
B6.
Multiple anti-takeover proposals.
B7.
Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8.
Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9.
Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
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C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1.
Plans which provide for exercise prices below 85% of market value at time of grant.
D2.
Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3.
Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4.
Plans which give the Board the authority to establish exercise prices without preset limits.
D5.
Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6.
Combinations of the initiatives above.
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PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.).
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
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Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
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If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
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If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
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PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
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The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
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Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
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PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
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In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
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March 12, 2020
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Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
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Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
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Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
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Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
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Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
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Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
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whether the proposed acquisition price represents fair value;
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whether shareholders could realize greater value through other means; and
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whether all shareholders receive equal/fair treatment under the merger acquisition terms.
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Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:
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whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
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whether the company’s longer-term prospects will be positively affected by the proposal.
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Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
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Share Option Plans – The Firm will generally vote against proposals which authorize:
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more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
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the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
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the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
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Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
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Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm’s portfolio managers, Chief Compliance Officer, and internal or external legal counsel will consult with each other relating to the best method to resolve any actual or apparent conflict between the interest of the Firm and its Clients, in a manner that seeks to vote the best interest of the Client without regard to the conflict. As such, the Firm will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with the voting guidelines set forth by the Proxy Service or receiving another independent third-party recommendation. The Firm will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
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The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
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The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
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The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.
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TDAM USA Inc.
Introduction
TDAM USA Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists TDAM USA Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to TDAM USA Inc. regarding proxy voting:
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Analyzes proxy resolutions and make voting recommendations to TDAM USA Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, TDAM USA Inc. has adopted the extensive set of voting guidelines developed by ISS. TDAM USA Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of TDAM USA Inc..
Two fundamental principles guide TDAM USA Inc.’s proxy voting on behalf of its clients’:
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TDAM USA Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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TDAM USA Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads TDAM USA Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, TDAM USA Inc. abstains from voting on the issue.
In the event that TDAM USA Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances TDAM USA Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.
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Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity
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Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
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TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
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All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
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In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
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TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
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ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.
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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy
Forensic Testing Procedures
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No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.
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TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
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TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
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If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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TSW will maintain a record of the voting resolution of any conflict of interest.
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ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
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Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
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Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
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Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
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Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
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These policies and procedures and any amendments;
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Each proxy statement that ISS receives;
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A record of each vote that ISS casts on behalf of TSW;
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Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
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A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
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Adequacy of ISS’s staffing and personnel;
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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
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Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
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Review of any specific conflicts ISS may have with regard to TSW;
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Review of ISS for any business changes that may affect services provided to TSW; and
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Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
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Follow up with ISS to determine the cause of and the details surrounding the issue;
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Report back to the affected client immediately with such details and how the issue will be resolved;
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Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
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Report back to the affected client with the final resolution and any remedial steps.
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Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”) ”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Wellington Management Company LLP
Global Proxy Voting Guidelines
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
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OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
ENGAGEMENT
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
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Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting Guidelines
Board Composition and Role of Directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board Diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
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We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director Attendance and Commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
•
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
•
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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•
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
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Multiple Voting Rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers
Capital Allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and Social Issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for
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improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate Culture, Human Capital, and Diversity & Inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and Risk Management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in
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this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting.
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
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Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these GlobalProxyPolicyandProceduresand the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
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Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020
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Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$5.46 billion	8	$2.13 billion	15	$41.56 billion
Tyler A. Knight, CFA	5	$6.66 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$8.56 billion	3	$1.24 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$8.11 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$3.04 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$259 million	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$2.24 billion	16	$4.71 billion	21	$3.04 billion
Derek Thoms	2	$259 million	13	$3.60 billion	15	$3.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Derek Thoms	0	$0	0	$0	1	$444 million
Transamerica High Yield ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
Benjamin D. Miller, CFA	2	$2.83 billion	13	$3.60 billion	14	$2.74 billion
James K. Schaeffer, Jr.	4	$4.81 billion	16	$4.71 billion	21	$3.04 billion
Derek Thoms	2	$2.83 billion	13	$3.60 billion	15	$3.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	1	$444 million
Benjamin D. Miller, CFA	0	$0	0	$0	1	$444 million
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James K. Schaeffer, Jr.	0	$0	0	$0	11	$4.35 billion
Derek Thoms	0	$0	0	$0	1	$444 million
Transamerica Intermediate Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	6	$3.64 billion	8	$2.13 billion	15	$41.6 billion
Tyler A. Knight, CFA	5	$8.57 billion	7	$2.52 billion	22	$11.54 billion
Doug Weih, CFA	6	$10.47 billion	3	$1.23 billion	8	$9.83 billion
Brian W. Westhoff, CFA	6	$10.02 billion	7	$2.49 billion	17	$43.05 billion
Sivakumar N. Rajan	3	$4.96 billion	5	$996 million	7	$40.90 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Doug Weih, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Sustainable Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$5.49 billion	8	$2.13 billion	15	$41.56 billion
Charles Foster, CFA	2	$496 million	5	$1.06 billion	9	$3.13 billion
Jose Pluto, CFA	1	$0	1	$38 million	1	$114 million
Jeremy Thurm, CFA	1	$0	1	$38 million	1	$114 million
James Rich	1	$0	2	$54 million	5	$247 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
Jose Pluto, CFA	0	$0	0	$0	0	$0
Jeremy Thurm, CFA	0	$0	0	$0	0	$0
James Rich	0	$0	0	$0	0	$0
Conflict of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the funds, AUIM manages separate accounts for institutions as well as various affiliated entities, which could create the potential for conflicts of interest. Affiliate relationships represent AUIM’s largest clients. A conflict of interest, including but not limited to conflicts of interest when allocating investment opportunities, will arise when AUIM is acting on behalf of the accounts of affiliated and unaffiliated clients. In each case, AUIM recognizes the responsibility to treat all clients (including the funds) fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM might provide certain investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM might prepare investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
AUIM strives to mitigate the potential for conflicts between and among accounts through its trade aggregation and allocation policy and procedures. AUIM allocates investment opportunities among clients in a manner intended to result in fair and equitable treatment to clients over time. Factors that influence a decision to allocate investment opportunities among client accounts include but are not limited to: account investment objectives, guidelines, and constraints; current account holdings, including asset class, sector, industry, and issuer concentrations,
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both on an absolute basis and relative to the account’s benchmark; desired risk profiles of the account, including as applicable credit quality, maturity, or duration distributions, and the impact the proposed investment would have on these measures; cash availability and future cash flow expectations; and allocation considerations based on criteria such as round-lot provisions or minimum transaction size.
Many client accounts that AUIM manages trade in the same securities. Given this, AUIM typically combines transactions for different client accounts into aggregated (blocked) orders. This practice can enable the firm to seek more favorable executions and net prices. AUIM can use various methods to allocate blocked transactions among participating accounts, consistent with AUIM’s policy that, over time, no client is unduly favored over another.
Some fixed income accounts have certain restrictions or requirements that prevent them from participating in aggregated trades. These accounts will be traded in a different order or at a different time than accounts participating in blocked trades. Trading and execution costs for these accounts can be different (higher or lower) than the costs for accounts participating in aggregated transactions.
In an effort to facilitate the fair treatment among all our client accounts, AUIM strives not to consider factors such as: account performance, account fees, or our affiliate relationships when aggregating and allocating orders. In addition to the trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among the funds and other client accounts through compliance with AUIM’s Code of Ethics, internal review processes, and senior management oversight.
Further, in an effort to address any conflicts associated with a global research platform and a participating affiliate arrangement with Aegon Investment Management B.V. (AIM), AUIM has adopted certain policies and monitoring controls. AUIM and AIM independently manage investment strategies that separately utilize and depend on the global research platform. Conflicts of interest, or at least the appearance of conflicts, will arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. These circumstances could also lead to preferential trade executions.
See also in this SAI, Brokerage; Conflicts of Interest; and Sub-advisers.
Compensation
As of October 31, 2020, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and earning results from the sub-adviser, Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Payout from the long-term incentive programs occurs after a 30-month vesting period following the performance year. Certain senior investment personnel will require a 42-month vesting period following the performance year.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kevin Bakker, CFA	$100,001 - $500,000	Transamerica High Yield Bond
Benjamin D. Miller, CFA	$10,001 - $50,000	Transamerica High Yield Bond
James K. Schaeffer, Jr.	$100,001 - $500,000	Transamerica High Yield Bond
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J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	9	$8.17 billion	10	$3.89 billion	12	$8.69 billion
Raffaele Zingone, CFA	13	$22.44 billion	10	$3.81 billion	12	$8.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	1	$109 million	2	$489 million
Raffaele Zingone, CFA	0	$0	0	$0	3	$598 million
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JP Morgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JP Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JP Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JP Morgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JP Morgan is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JP Morgan and/or its affiliates or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMorgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account
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lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JPMorgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
Ownership of Securities
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As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Merganser Capital Management, LLC (“Merganser”)
Transamerica High Quality Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Peter S. Kaplan, CFA	1	$173.05 million	0	$0	10	$3.54 billion
Adam Ware, CFA	1	$173.05 million	2	$413.23 million	37	$4.49 billion
Jennifer K. Wynn, CFA	1	$173.05 million	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Peter S. Kaplan, CFA	0	$0	0	$0	0	$0
Adam Ware, CFA	0	$0	0	$0	0	$0
Jennifer K. Wynn, CFA	0	$0	0	$0	0	$0
Compensation
The compensation of Mr. Kaplan, Mr. Ware and Ms. Wynn consists of salary, bonus, and Unit Appreciation Rights (UAR) shares in Merganser Capital Management, LLC. Each manager’s salary is determined by his overall job performance and value to Merganser. Bonus awards and restricted share grants are discretionary, and are based on each employee’s individual job performance. The size of the bonus pool is determined annually based on the profitability of the firm. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance.
Conflicts of Interest
I. Personnel Matters
A.
Code of Conduct
1. Conflicts of Interest and Employee Conduct
Policy – Conflicts of Interests and Employee Conduct
Purpose
The Code of Ethics has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (“Employees”) of Merganser Capital Management, LLC (“Merganser” or “Company”).
Background
No set of rules or policies can presume to fully define “professional behavior” or “ethical conduct.” These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the CCO.
Policy:
1.
Application.
The Code of Ethics applies to all employees and extends to activities within and outside their duties at Merganser.
2.
Legal and Ethical Violations.
Employees shall not knowingly participate in, or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.
3.
Conflicts of Interest.
Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.
4.
Affiliate Information Access.
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A “Chinese Wall” shall be in place so that Merganser will not provide access to its direct and indirect affiliates (i.e., neither Providence Equity Partners nor Benefit Street Partners) of any client portfolio transactions. The “Chinese Wall” shall also prevent Merganser staff from access to its direct and indirect affiliate’s portfolio transactions.
a. From time to time, Merganser may invest in certain structured securities where an affiliate may have contributed collateral to a non-affiliate’s underwriting.
a. New Issue – Merganser shall not participate in a new issue where the affiliate’s collateral contribution exceeds 10% of the deal. The CCO or designee shall approve all participation based on these factors. Such approval shall be placed in the Trade Ticket Package.
b. Secondary Market – Merganser shall not have any limitations on such securities in the secondary market due to the distance of the transaction to the affiliate.
5.
Priority of Transactions.
Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients’ and Merganser’s interests.
6.
Use of Material Nonpublic Information.
Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as “insider trading.”
7.
Duty to the Company.
Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser’s CCO and the person, or entity for which they undertake independent employment or services.
8.
Preservation of Confidentiality.
Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the CCO or designee.
9.
Implementation.
The CCO is responsible for the implementation of the Code of Ethics, and reports to the CEO. He is required to formally meet with the CEO once a year to review the status of compliance with this policy, but may meet with the CEO at any time to seek guidance or to discuss matters requiring immediate attention.
10.
Acknowledgement.
All Employees must read and acknowledge receipt (via C11) of a copy of this Code of Ethics. Questions regarding the policy or its implementation should be reviewed with the CCO or designee.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	23	$37.43 billion	21	$22.86 billion	17	$7.67 billion
Sam G. Chainani, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Jason C. Yeung, CFA	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
David S. Cohen	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Armistead B. Nash	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Alexander T. Norton	22	$37.41 billion	20	$22.85 billion	16	$7.57 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$581.7 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$581.7 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$581.7 million
David S. Cohen	0	$0	0	$0	2	$581.7 million
Armistead B. Nash	0	$0	0	$0	2	$581.7 million
Alexander T. Norton	0	$0	0	$0	2	$581.7 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by a fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of a fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a fund due to Morgan Stanley’s activities outside the funds (e.g., the Adviser may refrain from making investments for the funds that would cause Morgan Stanley to exceed position limits or cause Morgan Stanley to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
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Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the funds with the benefit of information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the funds in a manner that may be adverse to the funds, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply to the businesses within the Adviser. As a result, a fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a fund or its shareholders. A fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a fund’s advantage. There can be no assurance that a fund will have an opportunity to participate in certain opportunities that fall within its investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each fund, is assigned a portfolio manager by the Adviser. The portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a fund.
It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which a fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a fund.
In addition, certain investment professionals who are involved in a fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their
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own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a fund even though such other clients’ investment objectives may be similar to those of the fund.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the funds and/or some or all other Morgan Stanley Funds), a fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the funds or the amount that the funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Morgan Stanley, including the Adviser, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the fund should a threshold be exceeded; (iii) provisions that would cause Morgan Stanley to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Morgan Stanley to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain funds are prohibited from, or are subject to certain restrictions when, trading with or through Morgan Stanley, engaging Morgan Stanley as a service provider or purchasing investments issued or managed by Morgan Stanley.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a fund’s holdings, although these activities could have an adverse impact on the value of one or more of the fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a fund, typically to enable the fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.
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Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or privatecompanies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a fund’s interests.
Subject to the limitations of applicable law, a fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a fund and with respect to investments that a fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a fund. Morgan Stanley may give advice and provide recommendations to persons competing with a fund and/or any of a fund’s investments that are contrary to the fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. A fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a fund may invest. Subject to the restrictions of the 1940 Act, including Section 10(f) thereof, a fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a fund has an investment may be adverse to the Adviser’s or a fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a fund.
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In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or their affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than theother participants, and the Morgan Stanley funds, investment vehicles and accounts (which may or may not include a fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a fund has made an investment. Under such circumstances, a fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a fund’s investment (which will reduce the net return realized by a fund).
Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of a fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process with Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
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Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation . Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation . In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
• IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
• Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
• Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
• Revenue and profitability of the Firm
• Return on equity and risk factors of both the business units and Morgan Stanley
• Assets managed by the portfolio manager
• External market conditions
• New business development and business sustainability
• Contribution to client objectives
• Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
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Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Peregrine Capital Management, LLC (“Peregrine”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jason R. Ballsrud, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Tasso H. Coin, Jr., CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Douglas G. Pugh, CFA	1	$472.6 million	1	$3.1 million	3	$222.3 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$293.2 million
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	$293.2 million
Douglas G. Pugh, CFA	0	$0	0	$0	1	$293.2 million
Conflict of Interest
Peregrine seeks to minimize conflicts of interest by treating all clients fairly within each investment style. We do not foresee any material conflicts of interest in connection with the management of the Funds’ investments and other clients. All portfolios with comparable objectives and constraints are team managed. Peregrine Small Cap Value trades are allocated on a pro-rata basis across all client accounts. Peregrine does not have affiliates. Employees must pre-clear personal security transactions and disclose outside business activities.
Compensation
The compensation plan for our investment professionals has been structured to allow each member to participate fully in the success of their investment style. Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interest of our clients. Finally, a portion of incentive compensation is tied to one, three and five-year investment performance relative to standard industry indices.
There is no compensation tied to individual portfolio manager performance. This deliberate decision was driven by our belief that all decisions are made as a team, and therefore, there is shared responsibility for all outcomes.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Jason R. Ballsrud, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
Douglas G. Pugh, CFA	$500,000 - $1,000,000	Transamerica Small Cap Value
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PineBridge Investments LLC (“PineBridge”)
Transamerica Inflation-Protected Securities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	9	$3.07 billion	14	$3.08 billion	15	$4.96 billion
Roberto Coronado	6	$3.22 billion	5	$1.01 billion	3	$3.03 billion
Gunter H. Seeger	4	$1.96 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$849 million
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Transamerica Large Core
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	3	$2.09 billion	3	$260 million	10	$1.30 billion
Kate Faraday	3	$2.09 billion	3	$260 million	10	$1.30 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Kate Faraday	0	$0	0	$0	0	$0
Transamerica Large Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	3	$2.09 billion	3	$260 million	10	$1.30 billion
Kate Faraday	3	$2.09 billion	3	$260 million	10	$1.30 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Kate Faraday	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Provided below is an overview of our compensation program for all PineBridge professionals. Besides a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
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Bonus Criteria for Professionals
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the Firm. PineBridge’s compensation structure does not provide any incentive for personnel to take undue risk.
We have provided an overview of our compensation program for all PineBridge professionals below:
Portfolio managers, analysts, and traders are evaluated on the pre-tax performance of the securities and portfolios they manage and/or trade compared to relevant index and peer group benchmarks. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio on both an annual and multi-year basis.
Additional criteria used to evaluate professionals include:
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quality of work
•
job knowledge
•
entrepreneurship
•
initiative
•
problem solving/creativity
•
decision making
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accountability for results
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judgment
•
adaptability
•
planning and organizing
•
communication
•
interpersonal skills
Additional criteria for managers include:
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staff management
•
staff development
•
business management
Employee equity grants are merit-based. Seniority, tenure and performance are among the factors take into consideration. The Firm has the right to repurchase the vested equity of terminated employees. Employees cannot sell their equity; however, upon retirement, employees have the right to sell their equity to the firm.
There is no relationship between the portfolio manager’s earnings and growth in AUM.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-18

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	5	$322.7 million	4	$125.1	23	$1.1 billion
Andrew Hill	5	$322.7 million	4	$125.1	23	$1.1 billion
Joseph LaBate	5	$322.7 million	4	$125.1	23	$1.1 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	1	$58.8 million	0	$0
Andrew Hill	0	$0	1	$58.8 million	0	$0
Joseph LaBate	0	$0	1	$58.8 million	0	$0
Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the compliance team. For example, employees are required to receive pre-clearance from a member of Ranger’s compliance team prior to engaging in securities transactions in their personal accounts or securities transactions in personal accounts may, in the alternative, be prohibited by the Firm. Employees may purchase or sell a security once such employee has complied with the preclearance and other personal security transaction policies set forth in Ranger’s compliance program, which oversees the prohibition against front running client accounts and/or acting upon inside information. This process, verification of adherence and record keeping is partially facilitated through the use of specific compliance software as well as regular monitoring and risk-based testing procedures conducted by the compliance team.
Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
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Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio managers are equity principals of the Firm and are entitled to participate in the profitability of the Firm. The portfolio managers are generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, willingness to work in a team environment, and such portfolio manager’s individual performance in comparison to comparable sectors of the Russell 2000 Growth Index.
Portfolio managers are also compensated indirectly through benefit programs such as 401(k) matching and fully paid healthcare packages.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-20

TDAM USA Inc. (“TDAM USA”)
Transamerica International Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alfred Li, CFA	0	$0	2	$242 million	0	$0
Jeff Tiefenbach, CFA	0	$0	5	$663 million	11	$5.6 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
TDAM USA is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank, a related person of TDAM USA.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TDAM is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
Epoch Investment Partners, Inc., a wholly-owned subsidiary of TD Bank U.S. Holding Company (which is ultimately a wholly-owned subsidiary of The Toronto-Dominion Bank), is registered with the SEC as an investment adviser.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
B-21

In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:
(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
TDAM USA (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to TDAM USA. TDAM USA will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of TDAM USA nor do they directly compete with TDAM USA.
TDAM USA’s employees
i) Outside business activities
TDAM USA’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with TDAM USA, that conflict or can be perceived as conflicting with this duty. As stated in the TD Code of Conduct and Ethics, we may not enter into any employment, directorship, office, trade, volunteer activity or business outside of TD or invest in a company (other than an interest of less than 10% of a publicly traded corporation) without first reviewing the guidelines for outside business activities, our terms of employment and applicable laws and regulations that apply to us by virtue of our role and obtaining consent from TD where required. The Chief Executive Officer, Group Heads and any other members of the senior executive team must also obtain the consent of the Corporate Governance Committee of the Board, with some exceptions. As a general principle, outside business activities should not interfere with the performance of our duties at TD or our ability to exercise judgment in TD’s best interests.
ii) Personal trading
Employee trading is governed by TDAM’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•
Prohibition on trading within a five calendar-day blackout period before and after the date on which a transaction in the same security is
•
effected for a TDAM USA client.
•
Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
•
Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by TDAM USA.
•
Minimum 60-day holding period.
•
Full disclosure of all securities trades and securities holdings.
•
Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to TDAM Compliance.
iii) Insider trading
No TDAM USA employee, officer nor director may trade in a security, either personally or on behalf of TDAM USA clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
B-22

TDAM USA has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:
(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-23

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	5	$2.50 billion	6	$1.42 billion	13	$3.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	3	$766.6 million	1	$73.1 million	19	$1.32 billion
Brett P. Hawkins, CFA	4	$798.4 million	3	$140.3 million	35	$2.21 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	1	$11 million
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
For each portfolio manager, TSW’s compensation structure includes the following components: base salary, annual incentive bonus, participation in an Employees’ Retirement Plan and the ability to participate in a voluntary income deferral plan.
•
Base Salary – Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
•
Bonus – Each portfolio manager is eligible to receive an annual incentive bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.
•
Defined Contribution Plan – At the discretion of TSW, a contribution may be made to the employer contribution account for eligible employees of the TSW Retirement Plan subject to IRS limitations.
•
Deferred Compensation Plan – Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.
•
Equity Plan – Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.
Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TSW.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$500,001 - $1,000,000	Transamerica International Equity
Brett P. Hawkins, CFA	Over $1,000,000	Transamerica Mid Cap Value Opportunities
B-24

Transamerica Asset Management, Inc. (“TAM”)
Transamerica Asset Allocation Funds
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	7	$691 million	10	$82 million	5	$9.5 million
Kane Cotton, CFA	7	$691 million	10	$82 million	5	$9.5 million
Sean Serrell, CFA	7	$691 million	10	$82 million	5	$9.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Sean Serrell, CFA	0	$0	0	$0	0	$0
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-25

Wellington Management Company LLP (“Wellington Management”)
Transamerica Emerging Markets Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary L. Pryshlak, CFA	11	$7.42 billion	53	$18.72 billion	90	$32.94 billion
Jonathan G. White, CFA	11	$7.42 billion	53	$18.72 billion	92	$33.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary L. Pryshlak, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Jonathan G. White, CFA	2	$825.2 million	10	$6.11 billion	14	$5.93 billion
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	11	$19.08 billion	11	$1.74 billion	13	$1.53 billion
Douglas McLane, CFA	11	$19.08 billion	23	$2.07 billion	40	$1.69 billion
David Siegle, CFA	11	$19.08 billion	10	$1.73 billion	13	$1.53 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$6.31 million	1	$316.9 million
Douglas McLane, CFA	0	$0	2	$193.9 million	1	$316.9 million
David Siegle, CFA	0	$0	0	$0	1	$316.9 million
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy N. Manning	3	$538.5 million	6	$214.03 million	6	$960.2 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy N. Manning	1	$372.5 million	1	$10.4 million	0	$0
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Messrs. Chally, Manning, McLane, Siegle and White and Ms. Pryshlak also manage
B-26

accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2020.Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.
The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Manning and McLane and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Large Growth Transamerica Mid Cap Growth	Russell 1000® Growth Index Russell Midcap® Growth Index
Transamerica Emerging Markets Opportunities	N/A
Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
B-27

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica Balanced II
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 11,513.75
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 361.79
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 555.90
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 7,274.06
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 8,191.75
Net income from securities lending activities	$ 3,322.00

Transamerica Emerging Markets Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 71,841.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 6,972.10
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,040.07
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 994.55
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 9,006.72
Net income from securities lending activities	$ 62,835.00

Transamerica High Quality Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 7,788.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 260.84
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 481.70
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 4,701.61
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 5,444.15
Net income from securities lending activities	$ 2,344.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 551,675.93
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 24,989.88
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 23,234.41
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 278,055.64
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 326,279.93
Net income from securities lending activities	$ 225,396.00
C-1

Transamerica High Yield ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 72.65
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 6.89
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2.76
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 0.00
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 9.65
Net income from securities lending activities	$63.00

Transamerica Inflation-Protected Securities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 10,184.62
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 682.13
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 338.99
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 3,014.50
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 4,035.62
Net income from securities lending activities	$6,149.00

Transamerica Intermediate Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 269,611.76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 14,450.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 15,348.90
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 109,738.25
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 139,537.76
Net income from securities lending activities	$130,074.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 685,820.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 48,373.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 13,686.17
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 188,438.34
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 250,498.43
Net income from securities lending activities	$435,322.00
C-2

Transamerica International Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 392,409.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 27,407.59
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 6,491.78
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 111,842.30
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 145,741.67
Net income from securities lending activities	$246,668.00

Transamerica Large Core
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 10,945.57
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 365.42
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 413.20
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 6,855.95
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 7,634.57
Net income from securities lending activities	$3,311.00

Transamerica Large Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 482,246.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 14,227.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 13,089.38
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 326,786.58
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 354,103.77
Net income from securities lending activities	$128,143.00

Transamerica Large Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 30,858.60
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,123.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,089.88
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 18,513.79
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 20,727.60
Net income from securities lending activities	$10,131.00
C-3

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 93,933.26
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 1,685.40
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,301.76
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 74,754.10
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 78,741.26
Net income from securities lending activities	$15,192.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 27,067.92
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,200.06
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 455.27
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 4,586.59
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 7,241.92
Net income from securities lending activities	$19,826.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 82,275.12
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 2,706.90
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 2,542.93
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 52,415.29
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 57,665.12
Net income from securities lending activities	$24,610.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 155,572.10
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 12,205.33
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 1,581.63
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 31,277.14
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 45,064.10
Net income from securities lending activities	$110,508.00
C-4

Transamerica Sustainable Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$ 309.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 12.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$ 64.69
Administrative fees not included in revenue split	$ 0.00
Indemnification fees not included in revenue split	$ 0.00
Rebate (paid to borrower)	$ 114.55
Other fees not included in revenue split	$ 0.00
Aggregate fees/compensation for securities lending activities	$ 191.67
Net income from securities lending activities	$118.00
C-5

Statement of Additional Information
March 1, 2021
Fund	Class R1 Ticker	Class R3 Ticker	Class R6 Ticker
Transamerica ClearTrack® 2015	TCFTX	TCTGX	TDKTX
Transamerica ClearTrack® 2020	TCHTX	TCTJX	TCSUX
Transamerica ClearTrack® 2025	TDITX	TCTKX	TDOTX
Transamerica ClearTrack® 2030	TDFTX	TCTLX	TDHTX
Transamerica ClearTrack® 2035	TCETX	TCTMX	TCHDX
Transamerica ClearTrack® 2040	TCRTX	TCTQX	TCKTX
Transamerica ClearTrack® 2045	TCPTX	TCTTX	TCOTX
Transamerica ClearTrack® 2050	TRNTX	TCTUX	TCMTX
Transamerica ClearTrack® 2055	TCTOX	TCTVX	TCTSX
Transamerica ClearTrack® 2060	TCSOX	TCTYX	TCSSX
Transamerica ClearTrack® Retirement Income	TCITX	TCTZX	TCJTX
Each of the funds listed above is a series of Transamerica Funds.
This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated March 1, 2021, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.
ClearTrack® is a registered service mark of Transamerica Corporation.
Investment Manager: Transamerica Asset Management, Inc.

1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series. Each series offers one or more classes. The Trust may create additional series and classes from time to time.
This SAI relates solely to Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (each a “fund” and collectively, the “funds”). Transamerica ClearTrack® 2055 and Transamerica ClearTrack® 2060 commenced operations on July 7, 2017 and, as such, there is no historical information for the fiscal year ended October 31, 2016.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica ClearTrack® 2015	ClearTrack® 2015 was renamed Transamerica ClearTrack® 2015 on March 1, 2019.
Transamerica ClearTrack® 2020	ClearTrack® 2020 was renamed Transamerica ClearTrack® 2020 on March 1, 2019.
Transamerica ClearTrack® 2025	ClearTrack® 2025 was renamed Transamerica ClearTrack® 2025 on March 1, 2019.
Transamerica ClearTrack® 2030	ClearTrack® 2030 was renamed Transamerica ClearTrack® 2030 on March 1, 2019.
Transamerica ClearTrack® 2035	ClearTrack® 2035 was renamed Transamerica ClearTrack® 2035 on March 1, 2019.
Transamerica ClearTrack® 2040	ClearTrack® 2040 was renamed Transamerica ClearTrack® 2040 on March 1, 2019.
Transamerica ClearTrack® 2045	ClearTrack® 2045 was renamed Transamerica ClearTrack® 2045 on March 1, 2019.
Transamerica ClearTrack® 2050	ClearTrack® 2050 was renamed Transamerica ClearTrack® 2050 on March 1, 2019.
Transamerica ClearTrack® 2055	ClearTrack® 2055 was renamed Transamerica ClearTrack® 2055 on March 1, 2019.
Transamerica ClearTrack® 2060	ClearTrack® 2060 was renamed Transamerica ClearTrack® 2060 on March 1, 2019.
Transamerica ClearTrack® Retirement Income	ClearTrack® Retirement Income was renamed Transamerica ClearTrack® Retirement Income on March 1, 2019.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that each fund will achieve its objective.
As indicated in each prospectus in the section entitled “Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of each fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted, except as otherwise noted, the following fundamental policies:
2

1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits each fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. A fund would have to obtain exemptive relief from the SEC to make loans of money to other funds.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered
3

illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid securities to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; excluding private activity municipal securities backed by non-governmental issuers; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds and exchange-traded funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
Each fund has adopted the following non-fundamental policies, which may be changed by the Board of Trustees of the Trust without shareholder approval.
1. Illiquid investments
The fund may not purchase any investment if, as a result, more than 15% of its net assets would be invested in illiquid investments.
2. Purchasing securities on margin
The fund may not purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds. Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of each fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law.
4

Recent Market Events
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
The COVID-19 pandemic has caused substantial market disruption and dislocation around the world, including in the United States. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance.
Europe : A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
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Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed income instrument” and “fixed income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA
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and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a
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loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
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Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar
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regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount
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accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
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In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.
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Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. Government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
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Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
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Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”). Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and
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vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers
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that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a
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default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a
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profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that
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intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s
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ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are
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established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
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Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
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Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be earmarked or set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, including segregating assets to cover any potential obligation under a credit default swap sold by it, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by a fund.
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Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Cover: Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate, set aside or earmark on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements
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comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to
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international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting
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from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
Other Investments
Illiquid Securities
An illiquid security is any security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid securities on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and
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company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, each fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
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MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
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Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in
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connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
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Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.
A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
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Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside or earmark on its books cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
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Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves the fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund, these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the fund. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each fund may be disposed of when they are no longer deemed suitable.
The following funds had a significant variation in their portfolio turnover rates over the fiscal year ended October 31, 2020:
Transamerica ClearTrack® 2020 had increased trading in 2020 as a result of the risk management process employed, leading to a higher turnover rate for that year.
Transamerica ClearTrack® 2025 had increased trading in 2020 as a result of the risk management process employed, leading to a higher turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about portfolio holdings and the need to protect funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
The funds, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
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The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Typically, the funds achieve public disclosure by publishing all holdings on their website at www.transamerica.com. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. Following public disclosure, the funds may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds’ portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds’ holdings by these services and departments, the funds may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment manager and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should provide that, among other things: the portfolio information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The funds (or their authorized service providers) may disclose portfolio information before their public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio information to the following third parties at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy:

Name	Frequency
Advent Software, Inc.	Daily
Evare	Daily
FactSet	Daily
Morningstar LLC	Daily
StarCompliance	Daily
eVestment Alliance, LLC	Quarterly
Lipper, Inc.	Quarterly
Thompson Financial, Ltd.	Quarterly
Bloomberg	Quarterly
Investment Company Institute	Quarterly
Portfolio holdings information may also be provided at any time (and as frequently as daily) to the funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as TAM, the sub-advisers, the custodian, administrator, sub-administrator, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. TAM also receives portfolio holdings information to assist in the selection of underlying funds for certain asset allocation funds.
In addition to these ongoing arrangements, the policy permits the release by the funds (or their authorized service providers) of the following information concerning a fund before disclosure of full portfolio holdings is made publicly available, provided that the information has been publicly disclosed (via the funds’ website or otherwise):
•
Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
•
Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holding.
•
Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
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The Board and an appropriate officer of the Investment Manager’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
Information concerning the portfolio holdings of certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by the Investment Manager.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to Commodity Futures Trading Commission (“CFTC”) jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). As of the date of this SAI, Transamerica Fund Family consists of 121 funds. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014
Chairman of the Board, President and Chief
Executive Officer, TF, TST and TAAVF
(2014 – present);
Chairman of the Board, President and Chief
Executive Officer, TET (2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - present);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).
				121	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
38

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	116	N/A
39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (56)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – present);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
(real estate) (2014 -
present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
40

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
present);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Chief Compliance Officer (2019 – present), TAM;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019
Chief Legal Officer and Secretary, TF, TST, TET and TAAVF
(2019 – present);
Assistant General Counsel II and Assistant Secretary, TAM (2019 –
present);
Assistant Secretary (2019 – present), TFS;
and Senior Vice President and Chief Compliance Officer, ALPS

41

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Erin D. Nelson (continued)			Advisors, Inc. (2015 – 2019).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).
*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane, Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Jennings joined the Board in 2009. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Mr. Nelson and Mr. Pelletier both joined the Board in 2017.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings, Mr. Nelson, Mr. Pelletier, Mr. Smit and Mr. Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
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Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
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Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2020, the Audit Committee met 4 times and the Nominating Committee met 3 times.
Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2020.
Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	None
Fredric A. Nelson III	$50,001 - $100,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2020, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2020, the Independent Board Members receive a base retainer of $330,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2020, the Lead Independent Trustee of the Board receives an additional retainer of $63,000 per year. The Audit Committee Chairperson receives an additional retainer of $28,000 per year and the Nominating Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee, Audit Committee Chairperson and Nominating Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds and ETFs sponsored by TAM, including the series of the Trust.
Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Board Members, compensation may be deferred that would otherwise be payable by the Trust to an Independent Board Member on a current basis for services rendered as Board Member. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the Board Members.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2020. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$122,938	N/A	N/A	$331,000
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Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Leo J. Hill, Trustee	$145,739	N/A	N/A	$392,400
David W. Jennings, Trustee	$122,938	N/A	N/A	$331,000
Fredric A. Nelson III, Trustee	$122,938	N/A	N/A	$331,000
John E. Pelletier, Trustee	$122,938	N/A	N/A	$331,000
Patricia L. Sawyer, Trustee	$128,360	N/A	N/A	$345,600
John W. Waechter, Trustee	$132,183	N/A	N/A	$355,900
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family. Of this aggregate compensation, the total amounts deferred from the funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2020 were as follows: John E. Pelletier, $109,230.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
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The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
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As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of each fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each fund under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica ClearTrack 2015	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2020	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2025	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2030	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2035	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2040	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2045	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2050	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2055	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
Transamerica ClearTrack 2060	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
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Fund Name	Percentage of Average Daily Net Assets
Transamerica ClearTrack Retirement Income	0.38% of the first $2.5 billion 0.37% over $2.5 billion up to $4 billion 0.36% in excess of $4 billion
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.
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Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2020	2019	2018	2020	2019	2018
Transamerica ClearTrack 2015	$91,788	$94,180	$145,934	$63,117	$76,714	$50,423
Transamerica ClearTrack 2020	$122,811	$169,582	$245,284	$75,208	$70,864	$44,893
Transamerica ClearTrack 2025	$231,897	$259,265	$319,322	$57,957	$50,500	$29,839
Transamerica ClearTrack 2030	$189,651	$188,813	$235,110	$46,412	$55,023	$37,918
Transamerica ClearTrack 2035	$195,593	$193,290	$237,829	$43,324	$54,788	$37,686
Transamerica ClearTrack 2040	$165,916	$161,665	$200,765	$47,060	$57,073	$38,980
Transamerica ClearTrack 2045	$84,806	$82,353	$116,385	$57,243	$68,818	$41,106
Transamerica ClearTrack 2050	$58,975	$46,990	$76,524	$59,235	$75,329	$47,408
Transamerica ClearTrack 2055	$(63,398)	$(74,341)	$(56,537)	$76,396	$94,570	$89,773
Transamerica ClearTrack 2060	$(63,378)	$(74,370)	$(56,539)	$76,344	$94,583	$89,772
Transamerica ClearTrack Retirement Income	$203,009	$214,619	$307,873	$49,919	$61,545	$45,698
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	Management Fees Recaptured
Fund Name	2020	2019	2018
Transamerica ClearTrack 2015	$19,131	$19,885	$16,267
Transamerica ClearTrack 2020	$28,124	$22,802	$22,349
Transamerica ClearTrack 2025	$35,041	$28,110	$23,819
Transamerica ClearTrack 2030	$23,295	$25,712	$19,651
Transamerica ClearTrack 2035	$21,394	$26,515	$19,690
Transamerica ClearTrack 2040	$19,745	$22,858	$16,703
Transamerica ClearTrack 2045	$15,559	$19,999	$11,591
Transamerica ClearTrack 2050	$15,004	$20,005	$10,500
Transamerica ClearTrack 2055	$10,505	$18,040	$31,133
Transamerica ClearTrack 2060	$10,564	$18,049	$31,132
Transamerica ClearTrack Retirement Income	$19,530	$18,357	$26,175
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
The expense caps for the applicable share classes of each fund are listed in the table set forth below.
Fund Name	Expense Cap[1]	Expiration Date of Expense Cap
Transamerica ClearTrack 2015	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2020	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2025	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2030	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2035	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2040	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2045	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2050	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2055	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack 2060	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
Transamerica ClearTrack Retirement Income	Class R1 - 1.20% Class R3 - 0.95% Class R6 - 0.55%	March 1, 2022
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1 The Investment Manager has agreed to further reduce fund operating expenses to waive fees and/or reimburse fund expenses to the extent that the total annual operating expenses exceed 1.20% for Class R1 shares, 0.95% for Class R3 shares and 0.55% for Class R6 shares through March 1, 2022. Acquired fund fees are included within the fund’s expense cap.
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a global financial services company with many lines of business providing a wide range of financial services. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the funds’ investment activities and affect their performance.
Transamerica manages or advises other funds and products in addition to the funds (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to or the same as those of the funds and/or engage in transactions in the same types of securities and instruments as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested.
The results of the investment activities of the funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the funds.
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers
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have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and may provide a disincentive for TAM to recommend the termination of such sub-advisers.
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other Accounts’ assets to an affiliated fund. TAM has designed certain funds and Other Accounts that operate as funds of funds where only affiliated funds are underlying investment options. This means that TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses. TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are funds and certain funds of funds that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser acts as investment adviser or sub-adviser to available underlying funds. TAM Compliance monitors allocation changes by the funds of funds.
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
The aggregation of assets of multiple funds or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Transamerica has existing and may have potential future other business dealings or arrangements with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or arrangements present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider.
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TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts, and providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
The range of activities, services and interests of a sub-adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund, and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Adviser
QS Investors, LLC serves, pursuant to a sub-advisory agreement with TAM, as sub-adviser to each fund. Pursuant to the sub-advisory agreements, the sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-adviser is responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. The sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
The sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
The sub-adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
The sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).
Sub-Adviser Fees
TAM, not the funds, is responsible for paying the sub-adviser for its services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the sub-adviser.
The sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the combined average daily net assets of each of the Transamerica ClearTrack funds:
0.05% of the first $2.5 billion
0.04% in excess of $2.5 billion
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The average daily net assets for purposes of calculating the sub-advisory fees will be determined on the basis of the combined assets of each of the Transamerica ClearTrack funds.
The following table sets forth the total amounts of sub-advisory fees paid by TAM, on behalf of a fund, to the sub-adviser for the last three fiscal years.
Fund Name	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
	2020	2019	2018
Transamerica ClearTrack 2015	$17,827	$19,870	$23,696
Transamerica ClearTrack 2020	$22,315	$28,637	$35,241
Transamerica ClearTrack 2025	$33,465	$37,060	$42,808
Transamerica ClearTrack 2030	$27,934	$28,701	$33,339
Transamerica ClearTrack 2035	$28,557	$29,153	$33,661
Transamerica ClearTrack 2040	$25,367	$25,774	$29,348
Transamerica ClearTrack 2045	$16,606	$17,259	$19,198
Transamerica ClearTrack 2050	$13,548	$13,462	$14,925
Transamerica ClearTrack 2055	$327	$288	$277
Transamerica ClearTrack 2060	$315	$285	$276
Transamerica ClearTrack Retirement Income	$30,645	$33,922	$43,078
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R1 and Class R3 shares may pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of TFS providing such services. Class R6 shares do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.
Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R6*
Asset Fee to TFS	0.75 bps
Class R1 and Class R3*
Asset Fee to TFS	0.75 bps
Sub-Transfer Agent and Omnibus Intermediary Fees	up to 15 bps
*Applicable out-of-pocket expenses, including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2020, 2019 and 2018.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
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Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.
Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2020	2019	2018	2020	2019	2018
Transamerica ClearTrack 2015	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2020	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2025	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2030	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2035	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2040	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2045	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2050	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2055	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack 2060	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ClearTrack Retirement Income	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica ClearTrack 2015	N/A	N/A	N/A	$176,163
Transamerica ClearTrack 2020	N/A	N/A	N/A	$221,124
Transamerica ClearTrack 2025	N/A	N/A	N/A	$327,409
Transamerica ClearTrack 2030	N/A	N/A	N/A	$277,132
Transamerica ClearTrack 2035	N/A	N/A	N/A	$282,748
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Fund Name	For the Period Ended October 31, 2020
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica ClearTrack 2040	N/A	N/A	N/A	$249,569
Transamerica ClearTrack 2045	N/A	N/A	N/A	$164,074
Transamerica ClearTrack 2050	N/A	N/A	N/A	$133,119
Transamerica ClearTrack 2055	N/A	N/A	N/A	$1,519
Transamerica ClearTrack 2060	N/A	N/A	N/A	$1,520
Transamerica ClearTrack Retirement Income	N/A	N/A	N/A	$303,999
Distribution Plan
The Trust adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R1 and Class R3 shares of the funds. Class R6 shares are not subject to distribution and service fees.
Each fund’s 12b-1 Distribution Plan permits the fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Distribution Plan, the fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Distribution Plan, a fund may pay the fees to the Distributor and others until the 12b-1 Distribution Plan is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. For so long as the 12b-1 Distribution Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a fund requires approval by the shareholders of that fund.
Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a particular class of shares of a fund also requires approval by the shareholders of that class.
A 12b-1 Distribution Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R1 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R1 shares.
Under the 12b-1 Distribution Plan for Class R3 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R3 shares.
Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R1 or Class R3 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.
In the case of a fund or a class of shares that is closed to new investors or investments, the fees are paid for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts.
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In determining whether to approve the 12b-1 Distribution Plan and the Distribution Agreements, the Trustees considered the anticipated benefits to shareholders from adopting the 12b-1 Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the 12b-1 Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe the 12b-1 Distribution Plan will enable each fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for the fund. In turn, these promotion efforts are expected to result in increased sales and lead to an increase in a fund’s net asset levels, which should enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment manager and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
The 12b-1 Distribution Plan requires that at least quarterly the Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the 12b-1 Distribution Plan.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2020, Class R1 and Class R3 shares of the Trust paid $2,138,076.22 and $0, respectively, to Transamerica Retirement Solutions, LLC.
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the funds’ prospectus.
Purchase of Shares
Class R1, Class R3 and Class R6 Shares
As stated in the prospectus, the funds currently offer investors a choice of three classes of shares: Class R1, Class R3 and Class R6 shares. Not all Transamerica Funds offer all classes of shares.
Class R1 and Class R6 shares of the funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R1 and Class R6 shares are available only to eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R3 shares are intended for purchase into IRA rollover accounts by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans (eligible retirement plans) and IRAs.
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R1, Class R3 and Class R6 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange. Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https://www.transamerica.com/individual/what-we-offer/education/learning-center/. Scroll down to “Get smart with investing basics” and click on “Three important considerations” and click on “download” to download the guide.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption
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request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Under normal circumstances, the funds expect to meet redemption requests by using cash or cash equivalents held by a fund and/or selling a fund’s assets to generate cash. The funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there
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have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute
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portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:
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Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2020($)	2020(%)^	2019($)	2019(%)^	2018($)	2018(%)^	2020($)	2020(%)*	2019($)	2019(%)*	2018($)	2018(%)*
Transamerica ClearTrack 2015	$1,863	0.02%	$5,924	0.04%	$5,247	0.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2020	$11,864	0.10%	$10,418	0.08%	$8,201	0.05%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2025	$19,559	0.17%	$5,533	0.04%	$9,025	0.06%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2030	$2,930	0.03%	$3,816	0.03%	$7,018	0.05%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2035	$2,699	0.02%	$3,252	0.02%	$6,760	0.04%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2040	$2,262	0.02%	$3,295	0.02%	$4,935	0.03%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2045	$1,290	0.01%	$2,345	0.02%	$2,368	0.02%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2050	$761	0.01%	$1,659	0.01%	$1,634	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2055	$33	0.00%	$60	0.00%	$70	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack 2060	$25	0.00%	$57	0.00%	$69	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica ClearTrack Retirement Income	$2,909	0.03%	$5,639	0.04%	$10,717	0.07%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.
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Affiliated Brokers
There were no brokerage commissions incurred on security transactions placed with affiliates of the manager or sub-advisers for the fiscal year ended October 31, 2020.
Brokerage Commissions Paid for Research
There were no brokerage commissions that were directed to brokers for brokerage and research services during the fiscal year ended October 31, 2020.
Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2020, the funds did not purchase securities issued by regular broker-dealers of the Transamerica Funds.
Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 1, 2021, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2015	R1	90.47%
Cleartrack 2015 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2015	R1	9.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2015	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2015	R6	62.77%
Cleartrack 2015 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2015	R6	36.59%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	R1	91.05%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	R1	8.95%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2020	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2020	R6	58.78%
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Name & Address	Fund Name	Class	Percent
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	R6	28.81%
Cleartrack 2020 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	R6	12.40%
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	R1	91.46%
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	R1	8.54%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2025	R3	100.00%
Cleartrack 2025 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	R6	39.29%
Cleartrack 2025 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	R6	35.69%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2025	R6	25.02%
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	R1	87.14%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	R1	12.86%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2030	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2030	R6	44.80%
Cleartrack 2030 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	R6	41.15%
Cleartrack 2030 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	R6	14.05%
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	R1	88.16%
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Name & Address	Fund Name	Class	Percent
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	R1	11.84%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2035	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2035	R6	51.35%
Cleartrack 2035 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	R6	41.89%
Cleartrack 2035 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	R6	6.77%
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2040	R1	88.82%
Cleartrack 2040 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2040	R1	11.18%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2040	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2040	R6	67.44%
Cleartrack 2040 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2040	R6	28.47%
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2045	R1	88.68%
Cleartrack 2045 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2045	R1	11.32%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2045	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2045	R6	76.01%
Cleartrack 2045 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2045	R6	20.31%
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Name & Address	Fund Name	Class	Percent
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	R1	91.17%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	R1	8.83%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2050	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2050	R6	55.23%
Cleartrack 2050 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	R6	31.11%
Cleartrack 2050 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	R6	13.66%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	R6	81.24%
Cleartrack 2055 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2055	R6	13.28%
Cleartrack 2055 Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2055	R6	5.48%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	R1	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	R6	90.83%
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Name & Address	Fund Name	Class	Percent
Cleartrack 2060 Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2060	R6	8.55%
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack Retirement Income	R1	92.92%
Cleartrack Retirement Income Reliance Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack Retirement Income	R1	7.08%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack Retirement Income	R3	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack Retirement Income	R6	92.82%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
As of February 1, 2021, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
Cleartrack 2015 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2015	89.03%
Cleartrack 2020 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2020	89.86%
Cleartrack 2025 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2025	89.52%
Cleartrack 2030 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2030	85.88%
Cleartrack 2035 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2035	87.05%
Cleartrack 2040 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2040	87.84%
Cleartrack 2045 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2045	87.30%
Cleartrack 2050 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack 2050	88.91%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	44.57%
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Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2055	43.55%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	47.31%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica ClearTrack 2060	46.23%
Cleartrack Retirement Income 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica ClearTrack Retirement Income	92.35%
Management Ownership
To the knowledge of the Trust, as of February 1, 2021, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
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Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court
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determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class I3, Class R, Class R2 and Class R4 are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R1 and Class R3 shares of a fund are anticipated to be lower than the per share income dividends on Class R6 shares of that fund as a result of higher distribution and service fees applicable to Class R1 and Class R3 shares.
Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s
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taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at rates of up to 20%. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate of 25%.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the
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fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by underlying funds from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from underlying funds treated as RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and the underlying funds. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. In general, if shares of a fund are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax
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purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
A fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A fund’s redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by that fund. Thus, a fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and the underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
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The following paragraphs are intended to disclose risks of investments that the funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
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Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held
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in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2020 have been filed with the SEC as part of the annual report of the funds on January 4, 2021 (SEC Accession #0001193125-21-000542), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
QS Investors, LLC
Proxy Voting Policy
Introduction
QS Investors, LLC (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients1 and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.
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For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
Responsibilities
Proxy votes are the property of QS’s advisory clients. As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.
Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.
Principals for Responsible Investment
QS generally votes proxies based on the ISS Sustainability Policy, which incorporates environmental, social, and governance (“ESG”) considerations to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non‐discrimination, and the protection of human rights.
Generally, ISS’s Sustainability Policy will work within an internationally recognized sustainability framework such as the United Nations Principles for Responsible Investment (“UNPRI”) and the UN Sustainable Development Goals (“SDGs”). In doing so, they look to promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that present new opportunities or mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and advance principles of good corporate governance.
Underlying Funds
Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
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QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures
Proxy Voting Guidelines
QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:
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Neither the Guidelines nor specific client instructions cover an issue;
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ISS does not make a recommendation on the issue; and
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QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
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Proxy ballot was not received from the custodian;
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Meeting notice was not received with adequate time for processing; or
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Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:
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The issuer is a client of QS;
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The issuer is a material business partner of QS; or
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An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.
QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.
As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.1
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Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.
If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.
Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
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Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.
Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Information Management Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS will also maintain the following records relating to proxy voting:
•
The name of the issuer of the portfolio security;
•
The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•
The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
•
The shareholder meeting date;
•
A copy of each proxy statement received by QS;
•
A brief identification of the matter voted on;
•
Whether the matter was proposed by the issuer or by a security holder;
•
Whether QS cast its vote on the matter;
•
How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•
Whether QS cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.
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Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”) ”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
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Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
QS Investors, LLC (“QS Investors”)
Transamerica ClearTrack 2015
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2020
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2025
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2030
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2035
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2040
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2045
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2050
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
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Transamerica ClearTrack 2055
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack 2060
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Transamerica ClearTrack Retirement Income
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lisa Wang, CFA	35	$8.31 billion	32	$5.08 billion	36	$675 million
Thomas Picciochi	35	$8.31 billion	32	$5.08 billion	36	$675 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lisa Wang, CFA	0	$0	0	$0	1	$45 million
Thomas Picciochi	0	$0	0	$0	1	$45 million
Conflicts of Interest
Potential Conflicts of Interest
QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like
B-3

objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.
QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
Portfolio Manager Compensation
Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
•
Competitive base salaries;
•
Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
•
Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
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Ownership of Securities
As of October 31, 2020, the portfolio manager(s) did not beneficially own any shares of the fund(s).
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Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2020)
Transamerica ClearTrack 2015
Gross income from securities lending activities (including income from cash collateral reinvestment)	$21,603.38
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$966.69
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$799.89
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,130.80
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$12,897.38
Net income from securities lending activities	$8,706.00

Transamerica ClearTrack 2020
Gross income from securities lending activities (including income from cash collateral reinvestment)	$22,338.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$864.91
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$706.61
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,960.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$14,531.79
Net income from securities lending activities	$7,807.00

Transamerica ClearTrack 2025
Gross income from securities lending activities (including income from cash collateral reinvestment)	$29,760.78
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,021.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$920.54
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$18,606.76
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$20,548.78
Net income from securities lending activities	$9,212.00

Transamerica ClearTrack 2030
Gross income from securities lending activities (including income from cash collateral reinvestment)	$28,434.61
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,226.63
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,055.30
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$15,092.68
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$17,374.61
Net income from securities lending activities	$11,060.00
C-1

Transamerica ClearTrack 2035
Gross income from securities lending activities (including income from cash collateral reinvestment)	$28,425.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,148.56
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,115.11
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$15,811.33
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$18,075.00
Net income from securities lending activities	$10,350.00

Transamerica ClearTrack 2040
Gross income from securities lending activities (including income from cash collateral reinvestment)	$30,128.51
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,250.45
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,097.72
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$16,515.34
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$18,863.51
Net income from securities lending activities	$11,265.00

Transamerica ClearTrack 2045
Gross income from securities lending activities (including income from cash collateral reinvestment)	$23,465.63
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,048.62
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$877.37
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$12,085.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$14,011.63
Net income from securities lending activities	$9,454.00

Transamerica ClearTrack 2050
Gross income from securities lending activities (including income from cash collateral reinvestment)	$21,901.79
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$992.93
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$808.15
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,150.71
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$12,951.79
Net income from securities lending activities	$8,950.00
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Transamerica ClearTrack 2055
Gross income from securities lending activities (including income from cash collateral reinvestment)	$902.43
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$36.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$27.72
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$498.60
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$562.43
Net income from securities lending activities	$340.00

Transamerica ClearTrack 2060
Gross income from securities lending activities (including income from cash collateral reinvestment)	$927.70
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$39.47
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$27.91
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$494.32
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$561.70
Net income from securities lending activities	$366.00

Transamerica ClearTrack Retirement Income
Gross income from securities lending activities (including income from cash collateral reinvestment)	$32,038.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,599.01
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,179.18
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$14,865.97
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$17,644.16
Net income from securities lending activities	$14,394.00
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TRANSAMERICA FUNDS
OTHER INFORMATION
PART C
Item 28 Exhibits
List all exhibits filed as part of the Registration Statement.
(a)	Amended and Restated Declaration of Trust, filed previously with PEA 212 on December 23, 2015.
(b)	By-laws, filed previously with PEA 89 on February 28, 2008.
(c)	n/a
(d)(1)	Management Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”), filed previously with PEA 213 on February 25, 2016.
(d)(1)(a)	Amended Schedule A to Management Agreement between Registrant and TAM dated March 1, 2021, filed herein.
Sub-Advisory Agreements
(d)(2)	Sub-Advisory Agreement between TAM and Aegon USA Investment Management, LLC dated March 22, 2011, filed previously with PEA 126 on April 29, 2011.
(i)
Amendment to Sub-Advisory Agreement dated May 1, 2015, on behalf of Transamerica Bond, Transamerica Floating Rate,
Transamerica High Yield Bond, Transamerica Intermediate Bond, Transamerica Multi-Managed Balanced and Transamerica
Short-Term Bond, filed previously with PEA 213 on February 25, 2016.

(ii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated November 11, 2016, filed previously with PEA 236 on November 10, 2016.
(iv)	Amendment to Sub-Advisory Agreement dated July 2, 2018, on behalf of Transamerica Bond, filed previously with PEA 263 on August 30, 2018.
(v)	Amendment to Sub-Advisory Agreement dated August 1, 2019, filed previously with PEA 274 on September 27, 2019.
(vi)	Amendment to Sub-Advisory Agreement dated January 6, 2020, filed previously with PEA 280 on February 28, 2020.
(vii)	Amendment to Sub-Advisory Agreement dated July 31, 2020, on behalf of Transamerica High Yield ESG and Transamerica Sustainable Bond, filed previously with PEA 287 on July 30, 2020 .
(d)(3)	Sub-Advisory Agreement between TAM and Morgan Stanley Investment Management Inc., dated June 23, 2004, filed previously with PEA 63 on November 2, 2004.
(i)	Amendment to Sub-Advisory Agreement dated March 1, 2016, on behalf of Transamerica Capital Growth, filed previously with PEA 213 on February 25, 2016.
(ii)	Amendment to Sub-Advisory Agreement dated May 1, 2016, filed previously with PEA 274 on March 17, 2017.
(iii)	Amendment to Sub-Advisory Agreement dated October 18, 2019, filed previously with PEA 274 on September 27, 2019.
(d)(4)	Sub-Advisory Agreement between TAM and BlackRock Investment Management, LLC dated November 1, 2018, filed previously with PEA 268 on December 19, 2018.
(i)	Amendment to Sub-Advisory Agreement dated September 18, 2020, filed herein.
(d)(5)	Sub-Advisory Agreement between TAM and Pacific Investment Management Company dated March 1, 2002, filed previously with PEA 51 on December 13, 2002.
(i)	Amendment to Sub-Advisory Agreement dated July 1, 2015, on behalf of Transamerica Total Return, filed previously with PEA 213 on February 25, 2016.
(ii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 230 on September 29, 2016.
(d)(6)	Sub-Advisory Agreement between TAM and Systematic Financial Management L.P. dated March 22, 2011, filed previously with PEA 126 on April 29, 2011.
(i)	Amendment to Sub-Advisory Agreement dated October 31, 2013, filed previously with PEA 179 on October 30, 2013 on behalf of Transamerica Small/Mid Cap Value.
(ii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated July 31, 2020, filed herein.
(d)(7)	Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management Inc. dated June 15, 2004, filed previously with PEA 63 on November 2, 2004 on behalf of Transamerica Mid Cap Value.
(d)(8)	Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management Inc. dated November 7, 2005, filed previously with PEA 72 to Registration Statement on November 8, 2005.
(i)	Amendment to Sub-Advisory Agreement dated October 31, 2013, filed previously with PEA 179 on October 30, 2013 on behalf of Transamerica Core Bond and Transamerica Multi-Managed Balanced.
(ii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated July 31, 2016, filed previously with PEA 230 on September 29, 2016.
(iv)	Amendment to Sub-Advisory Agreement dated November 11, 2016, filed previously with PEA 236 on November 10, 2016.
(v)	Amendment to Sub-Advisory Agreement dated August 1, 2017, filed previously with PEA 250 on December 19, 2017.

(vi)	Amendment to Sub-Advisory Agreement dated April 27, 2020, filed herein.
(d)(9)	Sub-Advisory Agreement between TAM and Goldman Sachs Asset Management, L.P. dated August 11, 2020, filed previously with PEA 292 on November 30, 2020.
(d)(10)	Sub-Advisory Agreement between TAM and TDAM USA Inc. dated November 1, 2018, filed previously with PEA 268 on December 19, 2018.
(i)	Sub-Advisory Agreement Assumption Letter between TAM and TDAM USA Inc. dated as of September 30, 2019, filed previously with PEA 277 on December 18, 2019.
(d)(11)	Sub-Advisory Agreement between TAM and Wellington Management LLP dated September 15, 2008, filed previously with PEA 93 to Registration Statement on September 15, 2008.
(i)	Amendment to Sub-Advisory Agreement dated May 29, 2015, filed previously with PEA 213 on February 25, 2016.
(ii)	Amendment to Sub-Advisory Agreement dated May 13, 2016, filed previously with PEA 230 on September 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated November 11, 2016, filed previously with PEA 236 on November 10, 2016.
(iv)	Amendment to Sub-Advisory Agreement dated December 1, 2018, filed previously with PEA 268 on December 19, 2018.
(v)	Amendment to Sub-Advisory Agreement dated August 2, 2019, filed previously with PEA 274 on September 27, 2019.
(vi)	Amendment to Sub-Advisory Agreement dated December 19, 2019, filed previously with PEA 277 on December 18, 2019.
(d)(12)	Sub-Advisory Agreement between TAM and Thompson, Siegel & Walmsley LLC, dated November 10, 2017, filed previously with PEA 251 on February 28, 2018.
(i)	Amendment to Sub-Advisory Agreement dated February 21, 2020, filed previously with PEA 280 on February 28, 2020.
(d)(13)	Sub-Advisory Agreement between TAM and Rothschild & Co Asset Management US Inc. dated December 1, 2020, filed previously with PEA 292 on November 30, 2020.
(d)(14)	Sub-Advisory Agreement between TAM and Peregrine Capital Management, LLC on behalf of Transamerica Small Cap Value, filed previously with PEA 268 on December 19, 2018.
(d)(15)	Sub-Advisory Agreement between TAM and MetLife Investment Management, LLC on behalf of Transamerica Emerging Markets Debt dated September 15, 2017, filed previously with PEA 251 on February 28, 2018.
(i)	Amendment to Sub-Advisory Agreement dated July 2, 2018, filed previously with PEA 263 on August 30, 2018.
(ii)	Amendment to Sub-Advisory Agreement dated July 1, 2019, filed herein.
(d)(16)	Sub-Advisory Agreement between TAM and ClariVest Asset Management LLC dated March 31, 2019, filed herein.
(i)	Amendment to Sub-Advisory Agreement dated September 18, 2020, filed herein.
(d)(17)	Sub-Advisory Agreement between TAM and Ranger Investment Management, L.P. on behalf of Transamerica Small Cap Growth dated December 31, 2020, filed herein.
(d)(18)	Sub-Advisory Agreement between TAM and Belle Haven Investments, L.P. dated October 31, 2012, filed previously with PEA 165 on October 31, 2012 on behalf of Transamerica Intermediate Muni.
(i)	Amendment to Sub-Advisory Agreement dated July 31, 2013, filed previously with PEA 176 on July 30, 2013 on behalf of Transamerica Intermediate Muni and Transamerica High Yield Muni.
(ii)	Amendment to Sub-Advisory Agreement dated February 2, 2016, filed previously with PEA 230 on September 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated May 1, 2020, filed herein.
(d)(19)	Sub-Advisory Agreement between TAM and Aegon Asset Management UK plc dated December 1, 2020, filed previously with PEA 292 on November 30, 2020.
(d)(20)	Sub-Advisory Agreement between TAM and Kanye Anderson Capital Advisors, L.P. dated April 30, 2013, filed previously with PEA 173 on April 29, 2013 on behalf of Transamerica MLP & Energy Income.
(i)	Amendment to Sub-Advisory Agreement dated February 2, 2016, filed previously with PEA 216 on April 29, 2016.
(d)(21)	Sub-Advisory Agreement between TAM and PineBridge Investments LLC, dated March 1, 2014, filed previously with PEA 183 on February 28, 2014.
(i)	Amendment to Sub-Advisory Agreement dated December 8, 2014 on behalf of Transamerica Inflation Opportunities and Transamerica Unconstrained Bond, filed previously with PEA 192 on December 3, 2014.
(ii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.
(iii)	Amendment to Sub-Advisory Agreement dated June 29, 2018 on behalf of Transamerica Inflation-Protected Securities, filed previously with PEA 263 on August 30, 2018.
(iv)
Amendment to Sub-Advisory Agreement Dated September 1, 2018 on behalf of Transamerica Inflation Opportunities,
Transamerica Inflation-Protected Securities, Transamerica Large Core, Transamerica Large Value Opportunities and
Transamerica Unconstrained Bond, filed previously with PEA 268 on December 19, 2018.

(v)	Amendment to Sub-Advisory Agreement dated August 28, 2020, filed herein.
(d)(22)	Sub-Advisory Agreement between TAM and Rockefeller & Co. LLC dated March 1, 2018 on behalf of Transamerica Global Equity, filed previously with PEA 253 on March 20, 2018.
(d)(23)	Sub-Advisory Agreement between TAM and QS Investors LLC, on behalf of the Transamerica ClearTrack series filed previously with PEA 197 on February 27, 2015.
(i)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.

(ii)	Amendment to Sub-Advisory Agreement dated July 7, 2017, filed previously with PEA 248 on July 6, 2017.
(iii)	Amendment to Sub-Advisory Agreement dated December 20, 2019, filed previously with PEA 280 on February 28, 2020.
(d)(24)	Sub-Advisory Agreement between TAM and Advent Capital Management, LLC on behalf of Transamerica Event Driven, filed previously with PEA 199 on March 30, 2015.
(i)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 230 on September 29, 2016.
(d)(25)	Sub-Advisory Agreement dated November 11, 2016 between TAM and Merganser Capital Management, LLC on behalf of Transamerica High Quality Bond, filed previously with PEA 236 on November 10, 2016.
(e)(1)	Underwriting Agreement between Registrant and Transamerica Capital, Inc. (“TCI”) dated November 1, 2007, filed previously with PEA 89 on February 28, 2008.
(e)(1)(i)	Schedule I to Underwriting Agreement between Registrant and TCI dated March 1, 2021, filed herein.
(e)(2)	Dealer's Sales Agreement form between TCI and dealer, filed previously with PEA 106 to Registration Statement on November 30, 2009.
(e)(3)	Service Agreement form between TCI and prospective Servicer, filed previously with PEA 31 to Registration Statement filed on September 2, 1999.
(e)(4)	Wholesaler's Agreement, filed previously with PEA 25 to Registration Statement filed on January 31, 1997.
(f)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010, filed previously with PEA 108 to Registration Statement on February 26, 2010.
(g)(1)	Custody Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011, filed previously with PEA 126 on April 29, 2011.
(g)(1)(i)	Amendment to Appendix A-1 of Custody Agreement dated November 30, 2015 filed previously with PEA 213 on February 25, 2016.
(g)(1)(ii)	Amendment to Custody Agreement dated December 17, 2012, filed previously with PEA 170 to Registration Statement on February 12, 2013.
(g)(1)(iii)	Amended Appendix A-1 (Mutual Funds) of Custody Agreement dated March 1, 2021, filed herein.
(h)(1)	Amended and Restated Transfer Agency Agreement between Registrant and Transamerica Fund Services, Inc. (“TFS”) dated December 17, 2020, filed herein.
(h)(2)	Amended and Restated Expense Limitation Agreement between Registrant and TAM dated March 1, 2015, filed previously with PEA 199 on March 30, 2015.
(h)(2)(i)	Amendment to Amended and Restated Expense Limitation Agreement dated September 16, 2016, filed previously with PEA 269 on February 28, 2019.
(h)(2)(ii)	Amended and Restated Expense Limitation Agreement dated March 1, 2021, filed herein.
(h)(3)	Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company dated December 17, 2012, filed previously with PEA 170 on February 12, 2013.
(h)(3)(i)	Novation Agreement dated April 7, 2016 on behalf of Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company, filed previously with PEA 230 on September 29, 2016.
(h)(3)(ii)	Amended Schedule (Mutual Funds) dated March 1, 2021, filed herein.
(i)	n/a
(j)	Consent of Independent Registered Public Accounting Firm, filed herein.
(k)	n/a
(l)	Investment Letter from Sole Shareholder, filed previously with PEA 24, filed on November 15, 1996.
(m)(1)	Amended and Restated Plan of Distribution under Rule 12b-1 dated March 1, 2015, filed previously with PEA 197 on February 27, 2015.
(m)(1)(i)	Amended Schedule A to 12b-1 Plan dated March 1, 2021, filed herein.
(n)(1)	Amended and Restated Plan for Multiple Classes of Shares dated December 17, 2020, filed herein.
(n)(1)(i)	Amended Schedule A to Multiple Class Plan dated March 1, 2021, filed herein.
(o)	Reserved
(p)(1)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc. dated October 15, 2020, filed herein.
SUB-ADVISERS CODE OF ETHICS
(p)(2)
Aegon USA Investment Management, LLC and Aegon Asset Management UK plc, filed herein.
(p)(3)
Pacific Investment Management Company LLC, filed previously with PEA 280 on February 28, 2020.
(p)(4)
BlackRock Investment Management, LLC, filed herein.
(p)(5)
J.P. Morgan Investment Management Inc., filed herein.
(p)(6)
Morgan Stanley Investment Management Inc., filed herein.
(p)(7)
Goldman Sachs Asset Management, L.P., filed herein.
(p)(8)
Thompson, Siegel & Walmsley LLC, filed herein.
(p)(9)
TDAM USA Inc., filed previously with PEA 280 on February 28, 2020.

(p)(10)
Wellington Management Company, LLP, filed previously with PEA 280 on February 28, 2020.
(p)(11)
Kayne Anderson Capital Advisors, L.P., filed herein.
(p)(12)
Systematic Financial Management L.P., filed previously with PEA 243 on February 28, 2017.
(p)(13)
MetLife Investment Management, LLC, filed previously with PEA 154 on March 1, 2012.
(p)(14)
ClariVest Asset Management LLC, filed herein.
(p)(15)
Rothschild & Co Asset Management US Inc., filed herein.
(p)(16)
Ranger Investment Management, L.P., filed previously with PEA 159 on August 30, 2012.
(p)(17)
Belle Haven Investments, L.P., filed herein.
(p)(18)
PineBridge Investments LLC, filed previously with PEA 280 on February 28, 2020.
(p)(19)
Rockefeller & Co. LLC, filed herein.
(p)(20)
QS Investors, LLC, filed herein.
(p)(21)
Advent Capital Management, LLC, filed herein.
(p)(22)
Peregrine Capital Management, LLC, filed herein.
(p)(23)
Merganser Capital Management, LLC, filed previously with PEA 251 on February 28, 2018.
(q)(1)
Power of Attorney, filed previously with PEA 277 on December 18, 2019.
(q)(2)
Power of Attorney, Board of BlackRock Fund Advisors, Inc. on behalf of S&P 500 Stock Master Portfolio, a series of the Master Investment Portfolio, filed previously with PEA 271 on April 30, 2019.
EX-101.INS XBRL Instance Document – the instance document does not appear in the Interative Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document
EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase
Item 29 Persons Controlled by or under Common Control with the Fund
To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.
Item 30 Indemnification
Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Amended and Restated Declaration of Trust and Bylaws which are incorporated herein by reference.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31 Business and Other Connections of Investment Advisers
See “Shareholder Information — Investment Manager” in the Prospectuses and “Investment Management and Other Services — The Investment Manager” in the Statement of Additional Information for information regarding Transamerica Asset Management, Inc. (“TAM”). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of TAM, reference is made to TAM’s current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-53319; CRD No. 107376).

With respect to information regarding each sub-adviser, reference is hereby made to “Shareholder Information — Sub-Advisers” in the Prospectuses. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each sub-adviser, reference is made to the current Form ADVs of each sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:
Aegon Asset Management UK plc File No. 801-111656 CRD No. 289505	Pacific Investment Management Company LLC File No. 801-48187 CRD No. 104559
Aegon USA Investment Management, LLC File No. 801-60667 CRD No. 114537	Peregrine Capital Management, LLC File No. 801-21400 CRD No. 110052
Advent Capital Management, LLC File No. 801-60263 CRD No. 113013	PineBridge Investments LLC File No. 801-18759 CRD No. 105926
Belle Haven Investments, L.P File No. 801-62290 CRD No. 29278	QS Investors, LLC File No. 801-70974 CRD No. 152688
BlackRock Investment Management, LLC File No. 801-56972 CRD No. 108928	Ranger Investment Management, L.P. File No. 801-62397 CRD No. 124414
ClariVest Asset Management LLC File No. 801-66386 CRD No. 139785	Rockefeller & Co. LLC File No. 801-113009 CRD No. 294197
Goldman Sachs Asset Management, L.P. File No. 801-37591 CRD No. 107738	Rothschild & Co Asset Management US Inc. SEC File No. 801-5875 CRD No. 110349
J.P. Morgan Investment Management Inc. File No. 801-21011 CRD No. 107038	Systematic Financial Management, L.P. File No. 801-48908 CRD No. 106146
Kayne Anderson Capital Advisors, L.P. File No. 801-46991 CRD No. 104536	TDAM USA Inc. File No. 801-50261 CRD No. 110088
MetLife Investment Management, LLC File No. 801-67314 CRD No. 142463	Thompson, Siegel & Walmsley LLC File No. 801-6273 CRD No. 105726
Merganser Capital Management, LLC File No. 801-78733 CRD No. 169258	Wellington Management Company, LLP File No. 812-15908 CRD No. 106595
Morgan Stanley Investment Management Inc. File No. 801-15757 CRD No. 110353
Item 32 Principal Underwriter
(a)
The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 1801 California St., Suite 5200, Denver, Colorado 80202 to act as the principal underwriter of Fund shares.
(b)
Directors and Officers of TCI:
Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brian Beitzel	Director, Chief Financial Officer & Treasurer	N/A
Joseph Boan	Director & Vice President	N/A
Doug Hellerman	Chief Compliance Officer & Vice President	N/A
Frank Sottosanti	Chief Marketing Officer	N/A
Gregory E. Miller-Breetz	Secretary	N/A
Vincent Toner	Vice President	Vice President & Treasurer
Michael Kiefer	Vice President	N/A
Jennifer Pearce	Vice President	N/A

Item 33 Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:
(a)
Shareholder records are maintained by the Registrant’s transfer agent, Transamerica Fund Services, Inc., 1801 California St., Suite 5200, Denver, Colorado 80202.
(b)
All other accounting records of the Registrant are maintained at the offices of the Registrant at 1801 California St., Suite 5200, Denver, Colorado 80202 under the physical possession of the officers of the Fund, or at the offices of the Custodian: State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.
Item 34 Management Services
The Registrant has no management-related service contract that is not discussed in Part I of this form. See “Shareholder Information — Investment Manager” in the Prospectuses and “Investment Management and Other Services — The Investment Manager” in the Statement of Additional Information for a discussion of the management and advisory services furnished by Aegon Asset Management UK plc, Aegon USA Investment Management, LLC, Advent Capital Management, LLC, Belle Haven Investments, L.P, BlackRock Investment Management, LLC, ClariVest Asset Management LLC, Goldman Sachs Asset Management, L.P., J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., MetLife Investment Management, LLC, Merganser Capital Management, LLC, Morgan Stanley Investment Management Inc., LLC, Pacific Investment Management Company LLC, Peregrine Capital Management, LLC, PineBridge Investments, LLC, QS Investors, LLC, Ranger Investment Management, L.P., Rockefeller & Co. LLC, Rothschild & Co Asset Management US Inc., Systematic Financial Management, L.P., TDAM USA Inc., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP, pursuant to the Investment Management Agreements, the Sub-Advisory Agreements, and the Underwriting Agreement.
Item 35 Undertakings
Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 295 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 26th day of February, 2021.
TRANSAMERICA FUNDS
By:	/s/ Marijn P. Smit
Marijn P. Smit Trustee, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 295 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Marijn P. Smit Marijn P. Smit	Trustee, President and Chief Executive Officer	February 26, 2021
/s/ Sandra N. Bane Sandra N. Bane*	Trustee	February 26, 2021
/s/ Leo J. Hill Leo J. Hill*	Trustee	February 26, 2021
/s/ David Jennings David Jennings*	Trustee	February 26, 2021
/s/ Fredric A. Nelson III Fredric A. Nelson III*	Trustee	February 26, 2021
/s/ John E. Pelletier John E. Pelletier*	Trustee	February 26, 2021
/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	February 26, 2021
/s/ John W. Waechter John W. Waechter*	Trustee	February 26, 2021
/s/ Alan F. Warrick Alan F. Warrick*	Trustee	February 26, 2021
/s/ Vincent J. Toner Vincent J. Toner	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	February 26, 2021
* By:/s/ Erin D. Nelson** Erin D. Nelson** Attorney-in-fact Pursuant to Power of Attorney previously filed	Chief Legal Officer and Secretary	February 26, 2021

Exhibits Filed With
Post-Effective Amendment No. 295
to
Registration Statement on
Form N-1A
Transamerica Funds
Registration No. 033-02659
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
(d)(1)(a)	Amended Schedule A dated March 1, 2021 to Management Agreement
(d)(4)(i)	Amendment to Sub-Advisory Agreement between TAM and BlackRock dated September 18, 2020
(d)(6)(iii)	Amendment to Sub-Advisory Agreement between TAM and Systematic dated July 31, 2020
(d)(8)(vi)	Amendment to Sub-Advisory Agreement between TAM and JPMorgan dated April 27, 2020
(d)(15)(ii)	Amendment to Sub-Advisory Agreement between TAM and Metlife dated July 1, 2019
(d)(16)	Sub-Advisory Agreement between TAM and ClariVest dated March 31, 2019
(d)(16)(i)	Amendment to Sub-Advisory Agreement between TAM and ClariVest dated September 18, 2020
(d)(17)	Sub-Advisory Agreement between TAM and Ranger dated December 31, 2020
(d)(18)(iii)	Amendment to Sub-Advisory Agreement between TAM and Belle Haven dated May 1, 2020
(d)(21)(v)	Amendment to Sub-Advisory Agreement between TAM and PineBridge dated June 2, 2020
(e)(1)(i)	Amended Schedule I dated March 1, 2021 to Underwriting Agreement
(g)(1)(iii)	Amended Appendix A-1 dated March 1, 2021 to Custody Agreement
(h)(1)	Amended and Restated Transfer Agency Agreement dated December 17, 2020
(h)(2)(ii)	Amended and Restated Expense Limitation Agreement dated March 1, 2021
(h)(3)(ii)	Amended Schedule (Mutual Funds) dated March 1, 2021 to Master Sub-Administration Agreement
(j)	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP
(m)(1)(i)	Amended Schedule A dated March 1, 2021 to Amended and Restated Plan of Distribution under Rule 12b-1
(n)(1)	Amended and Restated Plan for Multiple Classes of Shares dated December 17, 2020
(n)(1)(i)	Amended Schedule A to Multiple Class Plan dated March 1, 2021
(p)(1)	Code of Ethics – Transamerica (TAM & Trusts)
(p)(2)	Code of Ethics – Aegon USA Investment Management, LLC and Aegon Asset Management UK plc
(p)(4)	Code of Ethics – BlackRock Investment Management, LLC
(p)(5)	Code of Ethics – J.P. Morgan Investment Management Inc.
(p)(6)	Code of Ethics – Morgan Stanley Investment Management Inc.
(p)(7)	Code of Ethics – Goldman Sachs Asset Management, L.P.
(p)(8)	Code of Ethics – Thompson, Siegel & Walmsley LLC
(p)(11)	Code of Ethics – Kayne Anderson Capital Advisors, L.P.
(p)(14)	Code of Ethics – ClariVest Asset Management LLC
(p)(15)	Code of Ethics – Rothschild & Co Asset Management US Inc.
(p)(17)	Code of Ethics – Belle Haven Investments, L.P.
(p)(19)	Code of Ethics – Rockefeller & Co. LLC
(p)(20)	Code of Ethics – QS Investors, LLC
(p)(21)	Code of Ethics – Advent Capital Management, LLC
(p)(22)	Code of Ethics – Peregrine Capital Management, LLC